                               AEGON/TRANSAMERICA
                               SERIES FUND, INC.




                                               Annual Report  December 31, 2002

TABLE OF CONTENTS

AEGON/TRANSAMERICA SERIES FUND, INC.

CHAIRMAN'S LETTER...........................................

                                                              PORTFOLIO     SCHEDULE
                                                              MANAGER'S        OF
PORTFOLIO:                                                    COMMENTARY   INVESTMENTS
----------                                                    ----------   -----------
AEGON Bond..................................................
Janus Growth................................................
Transamerica Money Market (formerly J.P. Morgan Money
  Market)...................................................
Van Kampen Active International Allocation (formerly T. Rowe
    Price International Stock Portfolio)....................
Van Kampen Asset Allocation (formerly Endeavor Asset
  Allocation Portfolio).....................................
Van Kampen Money Market (formerly Endeavor Money Market
  Portfolio)................................................
Janus Global................................................
LKCM Strategic Total Return.................................
Van Kampen Emerging Growth..................................
Dreyfus Small Cap Value (formerly Dreyfus Small Cap Value
  Portfolio)................................................
Capital Guardian Value (formerly Capital Guardian Value
  Portfolio)................................................
Alger Aggressive Growth.....................................
Federated Growth & Income...................................
Transamerica U.S. Government Securities (formerly Dreyfus
    U.S. Government Securities Portfolio)...................
T. Rowe Price Equity Income (formerly T. Rowe Price Equity
  Income Portfolio).........................................
T. Rowe Price Growth Stock (formerly T. Rowe Price Growth
  Stock Portfolio)..........................................
Transamerica Value Balanced.................................
PBHG/NWQ Value Select (formerly NWQ Value Equity)...........
Transamerica Equity (formerly Growth Portfolio).............
Jennison Growth (formerly Jennison Growth Portfolio)........
American Century International (formerly International
  Equity)...................................................
GE U.S. Equity..............................................
J.P. Morgan Enhanced Index (formerly Endeavor Enhanced Index
  Portfolio)................................................
Third Avenue Value..........................................
Capital Guardian Global (formerly Capital Guardian Global
  Portfolio)................................................
Clarion Real Estate Securities (formerly J.P. Morgan Real
  Estate Securities)........................................
MFS High Yield (formerly Endeavor High Yield Portfolio).....
Janus Growth II (formerly Endeavor Janus Growth
  Portfolio)................................................
Dreyfus Mid Cap.............................................
Marsico Growth (formerly Goldman Sachs Growth)..............
Munder Net50................................................
PBHG Mid Cap Growth (formerly Pilgrim Baxter Mid Cap
  Growth)...................................................
Salomon All Cap.............................................
T. Rowe Price Dividend Growth...............................
T. Rowe Price Small Cap.....................................
Great Companies -- America(SM)..............................
Great Companies -- Technology(SM)...........................
Value Line Aggressive Growth................................
Gabelli Global Growth.......................................
Great Companies -- Global(2)................................
Capital Guardian U.S. Equity (formerly Capital Guardian U.S.
  Equity Portfolio).........................................
LKCM Capital Growth.........................................
American Century Income & Growth............................
Transamerica Growth Opportunities (formerly Small Company
  Portfolio)................................................
BlackRock Global Science & Technology.......................
BlackRock Large Cap Value...................................
BlackRock Mid Cap Growth....................................
Aggressive Asset Allocation.................................
Conservative Asset Allocation...............................
Janus Balanced..............................................
Moderate Asset Allocation...................................
Moderately Aggressive Asset Allocation......................
PIMCO Total Return..........................................
Transamerica Convertible Securities.........................
Select+ Aggressive..........................................
Select+ Conservative........................................
Select+ Growth & Income.....................................

STATEMENTS OF ASSETS AND LIABILITIES........................
STATEMENTS OF OPERATIONS....................................
STATEMENTS OF CHANGES IN NET ASSETS.........................
FINANCIAL HIGHLIGHTS........................................
NOTES TO THE FINANCIAL STATEMENTS...........................
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS..........

 The portfolios of the AEGON/Transamerica Series Fund, Inc. are made available through variable life insurance,
   variable annuity, and group annuity products. The availability of certain portfolios may vary from product to product.

FELLOW CONTRACT AND POLICY OWNERS:


It was a year filled with scandals, global tension, economic troubles and a bear market whose growl shook even the bravest of investors.

It was 1974, but it sounds like 2002.

Back then, investors eventually found a reward for their patience. Now, we believe that this historical perspective offers a compelling case for the belief that better things lie ahead. We don't know when. Predicting a market turnaround will always amount to speculation.

[PHOTOS] Shown is John R. Kenney, Chairman of the Board and Brian C. Scott, President and Chief Executive Officer

However, the financial markets are a reflection of the human spirit, a drive that seeks prosperity despite obstacles. It's a will that can be bent but never broken. It allows us to say with conviction that the markets will thrive again, even after three consecutive years of decline in the major indexes, something that hasn't happened since 1940.

This hasn't been an easy time for you or us, and any attempt to sugarcoat the difficulties of 2002 would be simply dishonest. Executives who once basked in success withered under allegations of stunning abuses of the investing public's trust. The threat of war against Iraq, revelations of North Korea's nuclear capabilities, the fight against terrorism and unrest in Venezuela - one of the world's largest oil producers - gave the global stage a backdrop of tension.

Meanwhile, the economic strength that we anticipated at the beginning of the year faltered. Corporate earnings reports were, for the most part, a series of disappointments. Even consumer confidence, which remained healthy even throughout the past recession, wavered.

Less than what we had hoped? Yes. But by no means hopeless.

Despite the bad news the stock market staged a brief rally during the fourth quarter, with technology and other battered sectors showing surprising gains. This may not presage the start of a bull market; it shows an undercurrent of resiliency looking for a way to take flight.

We don't know whether this will happen in 2003. The coming year will bring change, and with change comes opportunity. Some changes will be the healthy result of last year's pain. For example, the public will demand that corporate leaders present their financial statements with greater transparency and that their government leaders enact policies to benefit the economy. And so far, inflation remains tame, allowing the Federal Reserve Board to keep its benchmark interest rate at its lowest level in decades.

On the following pages, the money managers at the helm of our investment options explain these trends more articulately than we can and outline how they could affect their investment decisions. They're searching, as we are, for the opportunities that exist in our future.

In the meantime, your financial professional stands ready to help you see the opportunities as well. His or her guidance has never been more valuable.

Thank you for your continued trust. We look forward to doing whatever we can to help you achieve your financial goals.


Sincerely yours.


/s/ Jack Kenney                           /s/ Brian C. Scott

JOHN R. KENNEY                            BRIAN C. SCOTT
Chairman of the Board                     President and Chief Executive Officer

AEGON BOND

....seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital.


-  MARKET ENVIRONMENT

Accounting scandals and corporate fraud combined with economic sluggishness, an extended stock market downturn, lackluster corporate earnings and the talk of war with Iraq, led to extreme corporate volatility during the year. Spreads widened significantly during the first nine months of 2002, as investors favored the highest-quality securities. As a result. Treasury prices increased as yields declined. But by the end of the year signs of an economic rebound led to higher Treasury rates and narrower corporate spreads. (Spreads refer to the differences in yield between Treasury securities and non-Treasury sectors. When spreads widen, yields on non-Treasury securities increase and prices decline; when spreads tighten, yields on non-Treasury sectors decline and prices increase.)

Despite the low interest rate environment, which led to faster mortgage prepayments, mortgage-backed securities performed relatively well during the year. But Treasuries and agencies performed the best, given their high-quality characteristics.

-  PERFORMANCE

For the year ended December 31, 2002, AEGON Bond slightly underperformed both its benchmarks, the Lehman Brothers Aggregate Bond Index ("LB Aggregate Bond") and the Lehman Brothers U.S. Government/Credit Index, which returned 10.25% and 11.04%, respectively.

-  STRATEGY REVIEW

In general, the portfolio's performance benefited from the overall decline in market yields and from our broadly diversified sector and security strategies. Specifically, our security selection within the mortgage market was a key positive factor on performance. Also, in a year in which quality was king, our bias toward higher-quality securities was a positive influence on performance.

Our ongoing strategy is to outperform the LB Aggregate Bond, which we attempted to do by keeping our interest rate risk (duration) similar to that of the index. We focused primarily on high-quality mortgage- and asset-backed securities, which we believed offered significantly higher yield and return potential versus Treasuries. We also favored these sectors over corporate bonds, because we often can find higher-quality mortgage- and asset-backed securities with similar yields as lower-rated corporate bonds. These efforts required a significant commitment to security selection within the various sectors, and this attention to research helped enhance the portfolio's return without taking on additional incremental risk.

In general, our strategies were successful, as a combination of price appreciation, which resulted from the declining interest rate environment, and attractive yields generated a solid total return.

-  OUTLOOK

In general, the bond market believes the Federal Reserve Board ("Fed") has lowered short-term interest rates enough to keep the economy from heading back into recession. As such, it's unlikely the Fed will ease rates further. Until there is a dramatic change in the outlook for the economy and inflation, we believe intermediate- and long-term interest rates will remain in a trading range. Therefore, we expect to maintain our exposure to interest-rate risk close to that of the benchmark index. We also plan to add spread product (non-Treasury securities) at opportune times, focusing primarily on mortgage-backed securities. In addition, we believe the 15-year area of the yield curve offers good value relative to the 10-year and 30-year segments, and we plan to continue focusing on the 15-year portion of the curve. (The yield curve is the graphic depiction of bond maturities and their corresponding yields.)

/s/ Douglas Swanson

DOUGLAS SWANSON
AEGON Bond
Portfolio Manager

Prior to May 1, 2002, AEGON Bond was managed by AEGON USA Investment Management, Inc.

The views expressed in this commentary on AEGON Bond reflect those of the portfolio manager through the year ended December 31, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

                                                                [ONE GROUP LOGO]

AEGON BOND

In a year In which quality was king, our bias toward higher-quality securities was a positive influence on performance.

                                                                [ONE GROUP LOGO]

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc.
AEGON Bond, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers U.S. Government/Credit Index.

[GRAPH 1]         Mountain graph depicting the change in value of $10,000
                  investment in the portfolio for ten years versus the Lehman
                  Brothers Aggregate Bond Index and the Lehman Brothers U.S.
                  Government/Credit Index over the same time frame.

                                                     LB Aggregate        LB U.S.
                                     Portfolio        Bond Index      Gov't/Credit
               FYE 12/31/92           $10,000          $10,000          $10,000
               FYE 12/31/93           $11,338          $10,975          $11,103
               FYE 12/31/94           $10,551          $10,655          $10,714
               FYE 12/31/95           $12,977          $12,623          $12,775
               FYE 12/31/96           $12,996          $13,082          $13,146
               FYE 12/31/97           $14,185          $14,345          $14,429
               FYE 12/31/98           $15,507          $15,591          $15,796
               FYE 12/31/99           $15,051          $15,462          $15,456
               FYE 12/31/00           $16,690          $17,260          $17,288
               FYE 12/31/01           $18,038          $18,718          $18,758
               FYE 12/31/02           $19,836          $20,637          $20,828


* Inception 10/02/1986

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge. Please see the quarterly subaccount performance beginning on page 220.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
U.S. Treasury Bond 12.00%, due 08/15/13               3.3%
U.S. Treasury Bond 11.75%, due 11/15/14               2.9%
Fannie Mae - Conventional Pool 5.50%, due 11/01/16    2.9%
U.S. Treasury Bond 6.25%, due 08/15/23                1.8%
Freddie Mac 7.00%, due 03/15/32                       1.6%

FIXED INCOME MATRIX

INTERMEDIATE TERM: Average duration equal to or greater than 3.5 years, but less than or equal to 6 years.

HIGH QUALITY: Average credit rating equal to or greater than AA.

This material must be preceded or accompanied by the Fund's current prospectus.

JANUS GROWTH

....seeks growth of capital.

-  MARKET ENVIRONMENT

Fear was in abundance during the year as the markets reacted to accounting irregularities, corporate scandals and tensions in the Middle East by sending stocks to their lowest levels in nearly six years. Underpinning the pessimism was a "stop and start" economic recovery whose few signs of strength were limited to housing and automobile sales. Surprisingly, even as consumer confidence, retail sales and manufacturing experienced alarming drops late in the period, stocks moved dramatically higher. Better-than-expected company earnings and a 50-basis-point rate cut by the Federal Reserve Board seemed to lift investor's spirits. However, these gains were almost as quickly given back as rising oil prices and geopolitical tensions spooked investors.

-  PERFORMANCE

For the year ended December 31, 2002, Janus Growth underperformed its bench-mark, the Standard and Poor's 500 Composite Stock Index, which returned (22.09)%.

-  STRATEGY REVIEW

Our relative underperformance during the year can be summed up in three words:
Cisco Systems, Inc. ("Cisco"). We began trimming our holdings in the computer-networking equipment maker during the third quarter after specific fundamental and anecdotal data suggested the company faced further business challenges ahead. Unfortunately, we sold a large block of stock just before Cisco's shares jumped more than 40% higher. To say this decision was ill-timed is an understatement. However, we feel somewhat vindicated by the fact that Cisco later lowered its fourth-quarter earnings forecast, confirming our initial outlook for the company.

Longtime holding Liberty Media Corporation ("Liberty") also worked against us. The cable and media giant has been a laggard for most of the year. However, Liberty showed renewed vigor late in the period as investor sentiment surrounding cable companies and the prospects for advertising spending brightened considerably.

Companies that positively impacted our performance included Forest Laboratories, Inc. ("Forest Labs") and eBay Inc. ("eBay"). Forest Labs benefited from a healthcare industry that proved resilient for most of the year as well as strong sales of its anti-depressant Celexa and a positive reception for its successor, Lexapro.

Meanwhile, the world's biggest online commerce company, eBay, reported solid results for its recent quarter. Though waning consumer spending may present some challenges, the company's category expansion strategy, namely in its automobile and real estate segments as well as in its international businesses, should create solid future growth prospects.

-  OUTLOOK

We are continuing to emphasize companies that, first and foremost, can meet or beat their earnings expectations. Those with substantial cash flow, compelling valuations and share buyback programs in place, also make our list. While we are scouring the globe looking for businesses with solid growth prospects, we are finding that they are few and far between. For this reason, the portfolio's cash position is hovering in the 12% to 15% range, a level we intend to maintain until we gain some confidence the economy is indeed on the road to recovery.

We believe the economy would be well along that road if not for the looming threat of a U.S. war with Iraq. Even though consumers possess the income, they have grown increasingly cautious in their spending habits. Companies, too, are more cautious. In this short-term-oriented market environment, we are pleased to see the portfolio's stocks participate on up days and hold their own on down days. Our challenge going forward, then, is to stay the course.


/s/ Ed Keely

EDWARD KEELY
Janus Growth
Portfolio Manager

The views expressed in this commentary on Janus Growth reflect those of the portfolio manager through the year ended December 31, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

JANUS GROWTH

We are continuing to emphasize companies that, first and foremost, can meet or beat their earnings expectations.

                                                                    [JANUS LOGO]

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc.
Janus Growth and the Standard and Poor's 500 Composite Stock Index

[GRAPH 2]         Mountain graph depicting the change in value of a $10,000
                  investment in the portfolio for ten years versus the Standard
                  & Poor's 500 Composite Stock Index (S&P) over the same time frame.

                                    Portfolio         S&P Index
               FYE 12/31/92          $10,000          $10,000
               FYE 12/31/93          $10,397          $11,006
               FYE 12/31/94          $ 9,534          $11,150
               FYE 12/31/95          $14,026          $15,336
               FYE 12/31/96          $16,545          $18,854
               FYE 12/31/97          $19,448          $25,143
               FYE 12/31/98          $31,987          $32,327
               FYE 12/31/99          $51,073          $39,129
               FYE 12/31/00          $36,292          $35,570
               FYE 12/31/01          $26,057          $31,345
               FYE 12/31/02          $18,260          $24,421

* Inception 10/02/1986

(1)Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323
- http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge. Please see the quarterly subaccount performance beginning on page 220.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Viacom, Inc. - Class B                                7.8%
eBay Inc.                                             6.5%
Medtronic, Inc.                                       6.1%
Clear Channel Communications, Inc.                    5.1%
Liberty Media Corporation - Class A                   4.3%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Pharmaceuticals                                      13.7%
Communication                                        12.1%
Business Services                                    11.5%
Medical Instruments & Supplies                        6.1%
Chemicals & Allied Products                           4.8%

EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

TRANSAMERICA MONEY MARKET

....seeks maximum current income consistent with preservation of principal and maintenance of liquidity.

-  MARKET ENVIRONMENT

Notwithstanding thin yields, U.S. money markets outperformed domestic equities by a wide margin in 2002. After aggressively trimming interest rates in 2001, the Federal Reserve Board ("Fed") assumed a wait-and-see posture throughout most of 2002. Officially adopting a neutral bias in April, the central bank took no action until November, when it trimmed a key short-term interest rate, the federal funds rate, by 0.50%. The Fed's move, which left interest rates at the lowest level since the early 1960s, was prompted by indications that consumer spending, the economy's key source of support in 2002, was on the wane. Added to this were fears that a war with Iraq might impede economic growth, which remained tenuous.

Against this backdrop of sluggish economic growth, investors fled the stock market and flocked to the bond and money markets, showing a marked preference for high-quality investments. Yields on short-term securities declined and remained at very low levels. One consequence of this was that corporations, taking advantage of the historically low yields, opted to fund their operations with longer-term securities and decreased their reliance on short-term borrowing. The overall supply of short-term corporate securities, known as commercial paper, declined.

-  STRATEGY REVIEW

The portfolio's objective is to provide a high level of current income consistent with liquidity and the preservation of capital. In pursuit of this, we invested in a combination of Treasury and agency securities and, to a greater extent, in highly rated commercial paper. The corporate securities boost overall yield but without a commensurate increase in risk. Faced with a shrinking supply of commercial paper as time passed, we chose to add a small number of certificates of deposit issued by major Canadian banks to the portfolio. While our exposure to these very high-quality securities is limited, they were valuable to maintaining the portfolio's current income.

-  OUTLOOK

Presently, our economic outlook is for more of what we ultimately achieved in 2002: slow but sure improvement, driven primarily by consumer spending. The Fed's willingness to keep rates low, coupled with proposed fiscal stimulus and a modicum of stability in the equity markets, we believe, should help the economy keep and, even possibly increase, its momentum over the next few calendar quarters.


/s/ Edward S. Han                                          /s/ Heidi Y. Hu

EDWARD S. HAN                                                HEIDI Y. Hu

                         Transamerica Money Market
                            Portfolio Managers

Prior to May 1, 2002, Transamerica Money Market was named J.P. Morgan Money Market and was managed by J.P. Morgan Investment Management Inc.

The views expressed in this commentary on Transamerica Money Market reflect those of the portfolio managers through the year ended December 31, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

TRANSAMERICA MONEY MARKET

Presently, our economic outlook is for more of what we ultimately achieved in 2002: slow but sure improvement, driven primarily by consumer spending.

                                       [TRANSAMERICA INVESTMENT MANAGEMENT LOGO]

[GRAPH] Pie chart depicting portfolio composition as a percentage of total portfolio net assets.

         Commercial Paper                         71.8%
         Short-Term U.S. Obligations              20.0%
         Certificates of Deposit                   5.3%
         Short-Term Obligations                    2.9%

[GRAPH] Bar chart depicting maturity composition of the portfolio at December 31, 2002. (All amounts in thousands.)

                                   Market Value
         30 days                    $216,274
         31-60 days                 $206,089
         61-90 days                 $105,015
         91-180 days                $ 56,518
         181-270 days               $      0
         271 days to 1 year         $      0
         1 year +                   $      0

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Landesbank Baden-Wuerttemberg (New York)
  1.34%, due 04/11/03                                          1.7%
UBS Finance (Delaware) LLC 1.70%, due 01/22/03                 1.7%
Abbey National North America LLC 1.33%, due 04/21/03           1.7%
Canadian Imperial Bank of Commerce 1.75%, due 02/18/03         1.2%
Kimberly-Clark Corporation - 144A 1.25%, due 01/13/03          1.2%

This material must be preceded or accompanied by the Fund's current prospectus.

Past performance does not guarantee future results. An investment in Transamerica Money Market is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the portfolio.

VAN KAMPEN ACTIVE INTERNATIONAL ALLOCATION

....seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.

-  MARKET ENVIRONMENT

The international equity markets fell in the second half of 2002. The markets were volatile with a brief rally in the late summer followed by a steep decline in September and sharp lurch upward in October and November, which petered out in December. Weak performances in Japan and Europe were partly offset by relatively better returns in Pacific Rim markets outside Japan. The cyclical sectors of the market, particularly industrials, and consumer discretionary bore the brunt of the sell-off along with financials. The only sector to post positive performance for the time period was telecommunication services. The U.S. dollar declined on a trade-weighted basis as concerns about the ballooning U.S. deficit and war with Iraq caused investors to repatriate funds back to their home currency.

-  PERFORMANCE

For the year ended December 31, 2002, Van Kampen Active International Allocation underperformed its benchmark, the Morgan Stanley Capital International (EAFE) Index, which returned (15.66)%. For the period, the defensive positioning of the portfolio, specifically, the overweight allocations to consumer staples and cash, along with underweight allocations to Germany and financials, contributed to overall performance.

-  STRATEGY REVIEW

On May 1, 2002, the Van Kampen Active International Allocation team assumed management for the portfolio. Van Kampen Active International Allocation is managed with a macro-focused strategy which seeks to add value by overweighting countries and sectors that have unrecognized value, positive fundamental change at the margin and supportive technical factors. These decisions are implemented by investing in optimized baskets of stocks designed to track the local country or sector index; therefore, there is minimal stock selection in the portfolio.

During the six months ended December, 2002, we did not make any major changes to our defensive positioning of the portfolio and remain underweight in Japan and Europe and overweight in the consumer staples and utilities sectors.

-  OUTLOOK

In Japan, cheap valuations signal there is little room for the market on the downside, but a catalyst to spur market performance is so far absent. Similar to valuations, technical indicators offer hope: the market is oversold and investors appear apathetic. However, recent action on policy has been disappointing. We watch and wait for the ever-elusive plan to restructure the banks before adding to our position.

On an absolute valuation basis, European equity markets are back to their 10-year average and are attractively valued on a forward yield-gap basis. However, the fundamental story for the coming year is less than compelling. Consumer and business confidence indicators are at low levels and, while the rate cut by the European Central Bank was clearly positive, we expect the Euro to appreciate - nullifying some of this easing. For the consumer sector, fiscal pressure seems likely to result in higher taxes and lower social benefits - hardly encouraging. We are underweight and defensively positioned within the region.

Commodity prices, notably crude oil and gold, moved sharply higher into the year-end. This was on the heals of proclamations by U.S. Federal Reserve Board members that there are many tools to fight deflation and coupled with the 50 basis-point cut to U.S. short-term interest rates. Are the markets now beginning to discount an inflationary boom rather than looming deflation? We remain defensively positioned with some cash while we wait to see the strength of the economic recovery. For us, a number of structural issues (lack of pricing power and overcapacity) have yet to be resolved and we will become more aggressive, and fully invested, as a sustainable cyclical upswing becomes clear.


/s/ Barton M. Biggs                               /s/ Ann D. Thivierge
 BARTON M. BIGGS                                     ANN D. THIVIERGE

                   Von Kampen Active International Allocation
                               Portfolio Managers

Prior to May 1, 2002, the portfolio was part of the Endeavor Series Trust. It was named the T. Rowe Price International Stock Portfolio and was managed by T. Rowe Price Associates, Inc.

The views expressed in this commentary on Van Kampen Active International Allocation reflect those of the portfolio managers through the year ended December 31, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

VAN KAMPEN ACTIVE INTERNATIONAL ALLOCATION

For the period, the defensive positioning of the portfolio ... contributed to overall performance.

                                                   [VAN KAMPEN INVESTMENTS LOGO]

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc.
Van Kampen Active International Allocation and the Morgan Stanley Capital International (EAFE) Index.

[GRAPH 4]         Mountain graph depicting the change in value of $10,000
                  investment in the portfolio for ten years versus the Morgan
                  Stanley Capital International (EAFE) Index over the same time frame.

                                                        MSCI
                                    Portfolio           EAFE
               FYE 12/31/92          $10,000          $10,000
               FYE 12/31/93          $11,848          $13,294
               FYE 12/31/94          $11,176          $14,366
               FYE 12/31/95          $12,334          $16,026
               FYE 12/31/96          $14,213          $17,045
               FYE 12/31/97          $14,584          $17,396
               FYE 12/31/98          $16,836          $20,933
               FYE 12/31/99          $22,284          $26,647
               FYE 12/31/00          $18,214          $22,928
               FYE 12/31/01          $14,032          $18,066
               FYE 12/31/02          $11,651          $15,237


* Inception 04/08/1991

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

On March 24, 1995, the portfolio changed its name from Global Growth Portfolio to T. Rowe Price International Stock Portfolio. On March 24, 1995, the investment restrictions, strategy and investment objective were also changed.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge. Please see page_.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
BP PLC                              3.6%
GlaxoSmithKline PLC                 3.0%
Royal Dutch Petroleum Company       2.3%
Vodafone Group PLC                  2.2%
Nestle SA - Registered Shares       2.0%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Commercial Banks                   11.9%
Pharmaceuticals                     9.5%
Petroleum Refining                  6.6%
Telecommunications                  6.4%
Electric Services                   6.1%

EQUITY MATRIX

BLEND: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

International investing involves risks that include currency fluctuations, political instability, and different accounting standards.

This historical financial information for periods prior to May 1,2002 has been derived from the financial history of the predecessor portfolio, T. Rowe Price International Stock Portfolio of Endeavor Series Trust. Van Kampen has been the portfolio's sub-adviser since May 1, 2002. Prior to that date, T. Rowe Price Associates, Inc. managed the portfolio and the performance prior to May 1, 2002 is attributable to that firm.

VAN KAMPEN ASSET ALLOCATION

....seeks high return through equity, fixed income and money market securities.

-  MARKET ENVIRONMENT

Markets reached their nadir for the year on October 9th and proceeded to have a significant rebound from extremely oversold conditions. The Standard and Poor's 500 Composite Stock Index ("S&P 500") and NASDAQ Composite Index both rallied off their lows through year-end. Despite a rosier fourth quarter, equities posted a significant decline for the third consecutive year, while bonds benefited from the uneasy environment. Economic data were mixed. A rise in the U.S. unemployment rate to 6% and a return of initial unemployment claims above 400,000 indicate that companies remain tepid in their hiring practices, foreboding poor consumption. Yet retail sales, real incomes and consumer confidence remain strong. In addition to economic concerns, the prospect of military action in Iraq still hangs over the market, and coupled with unrest in Venezuela, has driven the price of oil to nearly $33 per barrel.

-  PERFORMANCE

For the year ended December 31, 2002, Van Kampen Asset Allocation outperformed its primary benchmark, the S&P 500, which returned (22.09)% and underperformed its secondary benchmark, the Lehman Brothers Intermediate U.S. Government/Credit Index, which returned 9.84%.

-  STRATEGY REVIEW

The rebound in the equity market and coincident decline in Treasury bond prices benefited the portfolio's posture of being overweight to equities and cash relative to bonds. Within equities, sector selection was a positive. Our decision to overweight large technology and telecommunication names, including Microsoft Corporation and Verizon Communications, Inc., added value as these oversold sectors rebounded significantly to outperform in the fourth quarter. Strong results from sector selection were partly offset by overall negative results from security selection within the consumer and technology sectors. Within bonds, our emphasis on corporate investment grade and high yield bonds was rewarded as spreads relative to Treasuries compressed to more normal levels, reflecting investors' increased confidence in corporate health.

-  OUTLOOK

Our outlook for global equities remains constructive at this juncture. We believe equity valuations remain very cheap relative to bonds. We believe the earnings outlook for equities remains cloudy, but at this point, much of this gloom has already been priced into the stock market. Also, global commodity and U.S. producer prices are beginning to indicate that pricing power is returning, a positive development for profits and capital spending. Sentiment indicators are still showing that the market remains in an oversold condition. We believe bonds, on the other hand, remain very overvalued.


/s/ Francine J. Bovich                               /s/ Que T. Nguyen

   FRANCINE J. BOVICH                                  QUE T. NGUYEN

                           Van Kampen Asset Allocation
                               Portfolio Managers

Prior to May 1, 2002, the portfolio was part of the Endeavor Series Trust, and was named the Endeavor Asset Allocation Portfolio.

The views expressed in this commentary on Van Kampen Asset Allocation reflect those of the portfolio managers through the year ended December 31, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

VAN KAMPEN ASSET ALLOCATION

We believe equity valuations remain very cheap relative to bonds.

                                                   [VAN KAMPEN INVESTMENTS LOGO]

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc.
Van Kampen Asset Allocation, the Standard and Poor's 500 Composite Stock Index and the Lehman Brothers Intermediate U.S. Government/Credit Index.

[GRAPH 5]         Mountain graph depicting the change in value of a $10,000
                  investment in the portfolio for ten years versus the Standard's and Poor's 500 Composite Stock Index (S&P) and the
                  Lehman Brothers Intermediate U.S. Government/Credit Index over the same time frame.

                                                                 LB Inter.
                                  Portfolio      S&P Index     Gov't/Credit
               FYE 12/31/92        $10,000        $10,000        $10,000
               FYE 12/31/93        $11,679        $11,006        $11,103
               FYE 12/31/94        $11,062        $11,150        $10,714
               FYE 12/31/95        $13,596        $15,336        $12,775
               FYE 12/31/96        $16,018        $18,854        $13,146
               FYE 12/31/97        $19,244        $25,143        $14,429
               FYE 12/31/98        $22,783        $32,327        $15,796
               FYE 12/31/99        $28,797        $39,129        $15,456
               FYE 12/31/00        $27,089        $35,570        $17,288
               FYE 12/31/01        $25,176        $31,345        $18,758
               FYE 12/31/02        $21,053        $24,421        $20,828

* Inception 04/08/1991

(1) Source: Standard & Poor's Micropal(R(C) Micropal, Inc. 2002 - 1-800-596-5323
- http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge. Please see page_.


FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Fannie Mae - February TBA 6.50%, due 02/01/32        2.5%
Microsoft Corporation                                2.2%
Citigroup Inc.                                       2.1%
Fannie Mae - February TBA 6.00%, due 02/01/32        2.1%
TRAINS 5-2002 5.94%, due 01/25/07                    2.0%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
U.S. Government Agencies                            19.9%
Pharmaceuticals                                      8.5%
Commercial Banks                                     6.9%
Holding & Other Investment Offices                   5.9%
Computer & Data Processing Services                  3.8%

EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Endeavor Asset Allocation Portfolio of Endeavor Series Trust. Van Kampen has been the portfolio's investment adviser since May 1, 1998. Prior to that date, a different firm managed the portfolio and performance prior to May 1, 1998 is attributable to that firm.

VAN KAMPEN MONEY MARKET

....seeks current income, preservation of capital and liquidity.

-  MARKET ENVIRONMENT

The Federal Open Market Committee, having lowered its federal funds target to 1.75% on December 11, 2001, maintained that level for almost 11 months until November 6, 2002 when it reduced its target to 1.25%, an almost 41-year low. The Federal Reserve Board has taken this accommodative posture as it tries to moderate the slowing pace of economic activity until greater confidence is achieved. Against this backdrop, money market yield levels have fallen to record lows.

With the federal funds target rate at such low levels for 2002, the economy appears to be firming. Gross domestic product growth rebounded to 4.0% in the third quarter, up from just 1.3% in the second quarter. However, early fourth quarter data have been mixed. The Institute for Supply Management's Manufacturing Index rose in both November and December. The December level of
54.7 was well above expected, and the first reading above 50 since August. After declining in the third quarter, the Index of Leading Economic Indicators rose in each month of the fourth quarter. However, non-farm payrolls contracted in three of the final four months of 2002, and durable goods orders unexpectedly fell in November, after gaining in October.

-  STRATEGY REVIEW

Given the extremely low level of money market interest rates and our belief that the U.S. economy will continue to recover over the next year, we have begun to prudently shorten the weighted average maturity of the portfolio slightly. Throughout the year we maintained our high credit standards by using a significant proportion of federal agency obligations, especially in the three-month and longer maturity segment. At the same time, we attempted to limit purchases of corporate obligations to those issuers possessing both top short-term credit ratings and relatively high long-term debt ratings.

-  OUTLOOK

We believe the pace of economic activity during the first six months of 2003 will begin to reflect some improvement as the economy responds to positive monetary and fiscal conditions. Barring the outbreak of war or further significant terrorist activity, consumer and business confidence should continue to improve, producing meaningful economic expansion. Such an environment normally leads to moderately higher levels of short-term interest rates, which we believe could become more evident during the second half of 2003.



/s/Jonathan R. Page                                       /s/Dale Albright

  JONATHAN R. PAGE                                            DALE ALBRIGHT

                                /s/Elsa M. Gomez

                                  ELSA M. GOMEZ

                             Van Kampen Money Market
                               Portfolio Managers

Prior to May 1, 2002, the portfolio was part of the Endeavor Series Trust, and was named the Endeavor Money Market Portfolio.

The views expressed in this commentary on Van Kampen Money Market reflect those of the portfolio managers through the year ended December 31, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

VAN KAMPEN MONEY MARKET

With the federal funds target rate at such low levels for 2002, the economy appears to be firming.

                                                   [VAN KAMPEN INVESTMENTS LOGO]

[GRAPH 6]         Pie chart depicting portfolio composition as a percentage of total portfolio net assets.

         Commercial Paper                           62.0%
         Short-Term U.S. Government Obligations     27.8%
         Certificates of Deposit                    10.2%

                  Bar chart depicting maturity composition of the portfolio at June 30, 2002. (All amounts in thousands.)

                                 Market Value
         30 days                   $188,223
         31-60 days                $104,451
         61-90 days                $ 21,696
         91-180 days               $ 17,759
         181-270 days              $      0
         271 days to 1 year        $      0
         1 year +                  $      0

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Fannie Mae 1.68%, due 01/10/03                        3.3%
Fannie Mae 1.51%, due 04/16/03                        3.3%
Fannie Mae 1.28%, due 03/12/03                        3.2%
Goldman Sachs Group, Inc. (The) 1.43%, due 01/02/03   2.7%
Fannie Mae 1.26%, due 01/15/03                        2.5%


This material must be preceded or accompanied by the Fund's current prospectus.

Past performance does not guarantee future results. An investment in Van Kampen Money Market is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the portfolio.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Endeavor Money Market Portfolio of Endeavor Series Trust. Van Kampen has been the portfolio's sub-adviser since May 1, 1998. Prior to that date, a different firm managed the portfolio and the performance prior to May 1, 1998 is attributable to that firm.

JANUS GLOBAL

....seeks long-term growth of capital in a manner consistent with the preservation of capital.

- MARKET ENVIRONMENT

It is fair to say that the past twelve months encompassed one of the more volatile and challenging periods in the recent history of world equity markets. Perhaps the biggest source of frustration during the period was the inconsistent performance of the U.S. economy, which grew at a healthy clip earlier in the year, but became more sluggish in the second half. The shock to the equity markets caused by accounting irregularities and corporate malfeasance has caused businesses to be very cautious about undertaking any new initiatives. Therefore, business spending remained anemic throughout this period, as executives focused more on balance sheet repair than on expanding their businesses. On the consumer side, the recent softness in automobile and retail sales suggests that consumer spending in the United States may be waning.

The "stop and start" U.S. economy also had an adverse effect on international equity markets, many of which are dependent on a healthy U.S. economy for exports. The ongoing tension between the United States and Iraq, as well as continued terrorist activity across the world, has also contributed to the cautious stance exhibited by business leaders.

- PERFORMANCE

For the year ended December 31, 2002, Janus Global underperformed its benchmark, the Morgan Stanley Capital International World Index, which returned (19.54)%.

- STRATEGY REVIEW

Turning to the portfolio, performance was negatively impacted by our decision earlier in the year to hold onto Bermuda-based conglomerate Tyco International Ltd. ("Tyco"). We owned a large position in Tyco as we felt its diverse collection of businesses, ranging from ADT Security Services, Inc. (home security systems) to Curad Bandages, were the type of steady, predictable, defensive business models to own in a choppy economic environment. However, the stock came under tremendous selling pressure due to rumors about aggressive accounting practices. We welcomed news from Tyco that it planned to break itself up into four separate companies to unlock shareholder value. However, following the company's abandonment of this plan and further revelations of potential self-dealings by key managers, we sold the majority of our position.

Another frustrating holding was Petroleo Brasileiro SA-Petrobras ("PetroBras"), the giant Brazilian oil company. We were initially attracted to PetroBras because of the defensive nature of its operations. But the stock was hit by concerns that the recently elected leftist president could result in re-regulation in the energy market and a de-emphasis on profitability for PetroBras. As a result, we cut our position.

On the positive side, stocks that moved ahead during the period can be characterized as those with improving fundamentals, market share gains and attractive valuations versus future growth prospects.

Netherlands-based consumer goods company Unilever NV ("Unilever") rose during the twelve-month period. Unilever has begun to see results from its "Path to Growth" initiative, whereby it is disposing of weaker products and focusing on its strongest brands.

Finally, our contrarian investment in automotive manufacturers like Nissan Motor Co., Ltd. and Porsche AC paid off. Immediately after the terrorist attacks, investor sentiment assumed that spending on big-ticket items like automobiles would evaporate, which caused these stocks to sell off. However, strong new product lineups and expanding profit margins attracted us to these companies and enabled them to show impressive results during the period.

- OUTLOOK

It is important to note that, despite uncertainty about the pace of the global economic recovery, our objective has not changed; we continue to search out growing companies that are controlling costs, gaining market share, creating shareholder value and selling at reasonable valuations. We are confident that our research can uncover "best-of-breed" companies that exhibit these critical characteristics.



/s/ Helen Young Hayes                      /s/ Laurence Chang
------------------------------------       ------------------------------------
HELEN YOUNG HAYES                          LAURENCE CHANG

                                  Janus Global
                               Portfolio Managers

Effective November 4, 2002, Janus Global is available to new investors.

The views expressed in this commentary on Janus Global reflect those of the portfolio managers through the year ended December 31, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

JANUS GLOBAL

It is important to note that, despite uncertainty about the pace of the global economic recovery, our objective has not changed ...

                                                                    [JANUS LOGO]

Comparison of change in value of $10,000 investment in AEGON/Transamerica Series Fund, Inc.
Janus Global and the Morgan Stanley Capital International World Index.

[GRAPH 7]

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Morgan Stanley International World Index (MSCI World) over the same time frame.

                                   PORTFOLIO         MSCI WORLD
                                   ---------         ----------
FYE 12/31/92                        $10,000           $10,000
FYE 12/31/93                        $13,505           $12,313
FYE 12/31/94                        $13,540           $13,000
FYE 12/31/95                        $16,662           $15,771
FYE 12/31/96                        $21,283           $17,979
FYE 12/31/97                        $25,274           $20,896
FYE 12/31/98                        $32,860           $26,077
FYE 12/31/99                        $56,225           $32,685
FYE 12/31/00                        $46,360           $28,463
FYE 12/31/01                        $35,769           $23,761
FYE 12/31/02                        $26,461           $19,118

*        Inception 12/03/1992

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 -1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge. Please see the quarterly subaccount performance beginning on page 220.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Citigroup Inc.                                           2.7%
Total Fina Elf SA                                        2.3%
Philip Morris Companies Inc.                             1.9%
Microsoft Corporation                                    1.8%
Samsung Electronics Co., Ltd.                            1.7%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Pharmaceuticals                                         12.7%
Commercial Banks                                         9.7%
Oil & Gas Extraction                                     6.5%
Chemicals & Allied Products                              5.5%
Electronic & Other Electric Equipment                    4.3%

EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

International investing involves risks that include currency fluctuations, political instability, and different accounting standards.

LKCM STRATEGIC TOTAL RETURN

....seeks preservation of capital and long-term growth.

- MARKET ENVIRONMENT

The extraordinary volatility seen in the equity markets over the past three years continued in 2002. After a flat first quarter, the stock market plunged through July, rebounded in August, fell again in September, and posted positive returns in the fourth quarter. At year's end, the Standard and Poor's 500 Composite Stock Index ("S&P 500") had declined (22.09)%, representing the largest one-year stock market decline since 1974. A number of concerns contributed to the market's weakness, including uncertainty over the economy, questions about the integrity of corporate executives, high-profile accounting scandals, continued unease over terrorism, and the prospects of war with Iraq.

- PERFORMANCE

For the year ended December 31, 2002, LKCM Strategic Total Return outperformed its primary benchmark, the S&P 500, which returned (22.09)% and underperformed its secondary benchmark, the Lehman Brothers Intermediate U.S. Government/Credit Index, which returned 9.84%. There were two key factors involved in protecting the portfolio from a more significant decline. First, value-added stock selection allowed the equity portion of the portfolio to meaningfully outperform the equity benchmark. Second, the fixed income sector had a positive portfolio impact due to the declining interest rate environment throughout the year.

- STRATEGY REVIEW

The portfolio continued to benefit from the application of Luther King Capital Management Corporation's ("LKCM") investment philosophy. This philosophy emphasizes diversification across many asset classes and holdings in well positioned large and medium-capitalization stocks. Fixed income securities continue to provide current income and cushion against portfolio volatility, with the equity portion of the fund designed for long-term capital appreciation. LKCM's traditional focus on companies with strong cash flow generation and sound accounting principles is always important, but even more so during this period of market volatility. The portfolio maintained its investment focus on companies with a demonstrated ability to grow earnings regardless of the economic environment. Our best performing stocks over the past twelve months were in sectors that were not dependent on an economic rebound. Within financials. Wells Fargo & Company and Cullen/Frost Bankers, Inc. were the standout performers, and several of our consumer-oriented stocks outperformed as well, including Viacom, Inc. and Newell Financial Trust I. Our weighting in healthcare was another positive contributor to the fund's solid results, and we continued to de-emphasize the pharmaceutical group in favor of companies with strong fundamentals like Medtronic, Inc. and Alcon, Inc., a portfolio newcomer in 2002.

- OUTLOOK

Corporate profit growth appears to be rising, and coupled with more attractive valuation levels, the stage has been set for a gradually improving equity market environment. In the current environment of high corporate debt levels and limited access to capital, tremendous competitive advantages have been created for well capitalized, credit-worthy, and cash flow generating businesses. These have always been the characteristics of our investment discipline, and have never been more important than they are today. While near-term uncertainties may exist, this volatile period has provided significant opportunities for investors in high quality, well-positioned businesses. We remain confident that a properly conceived, diversified investment portfolio will continue to serve our investors well.



/s/ Luther King, Jr.                       /s/ Scot C. Hollmann
------------------------------------       ------------------------------------
LUTHER KING, JR.                           SCOT C. HOLLMANN

                           LKCM Strategic Total Return
                               Portfolio Managers

The views expressed in this commentary on LKCM Strategic Total Return reflect those of the portfolio managers through the year ended December 31, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

LKCM STRATEGIC TOTAL RETURN

LKCM's traditional focus on companies with strong cash flow generation and sound accounting principles is always important, but even more so during this period of market volatility.

                                                                     [LKCM LOGO]

Comparison of change in value of $10,000 investment in AEGON/Transamerica Series Fund, Inc.

LKCM Strategic Total Return, the Standard and Poor's 500 Composite Stock Index and the Lehman Brothers Intermediate U.S. Government/Credit Index.

[GRAPH 8]

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard and Poor's 500 Composite Stock Index (S&P) and the Lehman Brothers Intermediate U.S. Government/Credit Index over the same time frame.

                                                                  LB INTER.
                             PORTFOLIO         S&P INDEX        GOV'T./CREDIT
                             ---------         ---------        -------------
Inception 3/1/93              $10,000           $10,000            $10,000
Period Ended 12/31/93         $11,349           $10,768            $10,505
FYE 12/31/94                  $11,288           $10,909            $10,303
FYE 12/31/95                  $14,072           $15,004            $11,882
FYE 12/31/96                  $16,182           $18,447            $12,363
FYE 12/31/97                  $19,718           $24,599            $13,336
FYE 12/31/98                  $21,619           $31,629            $14,461
FYE 12/31/99                  $24,228           $38,283            $14,517
FYE 12/31/00                  $23,317           $34,801            $15,986
FYE 12/31/01                  $22,809           $30,668            $17,419
FYE 12/31/02                  $20,403           $23,893            $19,132

*        Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 -1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge. Please see the quarterly subaccount performance beginning on page 220.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
CBS Corporation 7.15%, due 05/20/05                      4.3%
ALLTEL Corporation                                       2.4%
Block Financial Corp. 6.75%, due 11/01/04                2.3%
General Electric Company                                 2.3%
Exxon Mobil Corporation                                  2.2%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Commercial Banks                                        11.2%
Telecommunications                                       7.2%
Oil & Gas Extraction                                     5.8%
Pharmaceuticals                                          5.6%
Computer & Office Equipment                              4.5%

EQUITY MATRIX

BLEND: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.

FIXED INCOME MATRIX

LONG TERM: Average duration of more than 6 years.

MEDIUM QUALITY: Average credit rating of BBB or A.

This material must be preceded or accompanied by the Fund's current prospectus.

VAN KAMPEN EMERGING GROWTH

....seeks capital appreciation.

- MARKET ENVIRONMENT

Accounting scandals, economic concerns, and global tensions weighed heavily on the stock market throughout the year. Lack of corporate capital expenditures hindered the economic recovery, while mistrust of corporate financial statements and weak corporate earnings results fueled negative market sentiment. Despite a strong fourth quarter rally, stocks were unable to muster a recovery.

- PERFORMANCE

For the year ending December 31, 2002, Van Kampen Emerging Growth underperformed its benchmark, the Standard and Poor's 500 Composite Stock Index, which returned (22.09)%.

- STRATEGY REVIEW

As long as the market is plagued by uncertainty, we expect to maintain the portfolio's sector-neutral diversification. We anticipate increasing our focus on attractively valued smaller-cap companies; we are optimistic that such a strategy will be beneficial, given that smaller companies are more nimble and may potentially benefit more from today's inexpensive bank financing.

With growth stocks remaining out-of-favor and equity markets continuing to focus on non-economic factors, the year was difficult for emerging growth companies.

Early in the third quarter, we modestly increased the portfolio's allocation to technology, as we believe fundamentals have generally held up, while valuations have fallen. The portfolio's allocation to the consumer discretionary sector remained fairly substantial, though we reduced it slightly in July amid rising concerns about slower consumer spending.

The last quarter of the year saw a significant shift in market sentiment with the beginning of a substantial stock rally in early October. Technology and telecommunications led the rally, which also benefited many lower quality stocks that had been extremely beaten down in the difficult market earlier this year. Positive returns in the fourth quarter were not enough to recoup previous losses in the year.

The portfolio's investment discipline focuses on growth stocks with positive projected earnings. These stocks outperformed late in the third quarter, but lagged in the early phase of the market rally. We have not strayed from the portfolio's discipline to chase the market rally. We continued to avoid the lower-quality stocks that had been leading the market, because they typically do not have the financial strength of the companies that we seek to own. We prefer companies that generate their own cash flow and do not rely solely on the markets or banks for financing.

- OUTLOOK

Economic data released in the middle of the fourth quarter were generally more favorable, helping to squelch worries about a double-dip recession in the United States and the Federal Reserve Board's November rate cut provided additional positive news. However, there is still a risk that consumer spending will slow or that corporate spending will not accelerate in the coming year. In addition, continuing global tensions have continued to weigh on the markets. While we are cautiously optimistic, we believe that economic growth, corporate profits, and stock price returns will be modest.


/s/ Gary M. Lewis
------------------------------------
GARY M. LEWIS
Van Kampen Emerging Growth
Portfolio Manager

The views expressed in this commentary on Van Kampen Emerging Growth reflect those of the portfolio manager through the year ended December 31, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

VAN KAMPEN EMERGING GROWTH

We anticipate increasing our focus on attractively valued smaller-cap companies...

                                                   [VAN KAMPEN INVESTMENTS LOGO]

Comparison of change in value of $10,000 investment in AEGON/Transamerica Series Fund, Inc.

Van Kampen Emerging Growth and the Standard and Poor's 500 Composite Stock
Index.

[GRAPH 9]

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard and Poor's 500 Composite Stock Index (S&P) over the same time frame.

                                             PORTFOLIO         S&P INDEX
                                             ---------         ---------
Inception 3/1/93                              $10,000           $10,000
Period Ended 12/31/93                         $12,471           $10,768
FYE 12/31/94                                  $11,553           $10,909
FYE 12/31/95                                  $16,690           $15,004
FYE 12/31/96                                  $20,162           $18,447
FYE 12/31/97                                  $24,488           $24,599
FYE 12/31/98                                  $33,629           $31,629
FYE 12/31/99                                  $68,993           $38,283
FYE 12/31/00                                  $60,769           $34,801
FYE 12/31/01                                  $40,575           $30,668
FYE 12/31/02                                  $27,161           $23,893

*        Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 -1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge. Please see the quarterly subaccount performance beginning on page 220.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Microsoft Corporation                                    4.0%
Dell Computer Corporation                                3.4%
Viacom, Inc. - Class B                                   2.5%
QUALCOMM Incorporated                                    2.2%
eBay Inc.                                                2.1%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Computer & Data Processing Services                     12.9%
Pharmaceuticals                                         12.9%
Computer & Office Equipment                              5.5%
Medical Instruments & Supplies                           5.1%
Electronic Components & Accessories                      4.3%

EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

Emerging Growth companies may be of any size, including larger, more established companies or smaller developing companies and involve risks not ordinarily associated with investments in other companies.

DREYFUS SMALL CAP VALUE

....seeks capital growth.

- MARKET ENVIRONMENT

The stock market was extremely challenging last year, particularly for our investment approach, which seeks to take advantage of short-term market inefficiencies. The year 2002, the third year of the bear market, was extremely unusual. The market was driven by fear and fueled by accounting concerns, over-reactions by bond rating agencies, concerns about corporate access to capital, worries about a double-dip recession, the possibility of war with Iraq and the threat of terrorism. Market values were taken to extremely high levels in early 2000 as value was ignored on the upside, whereas values dropped to extreme lows in 2002 as they were often being ignored on the downside.

- PERFORMANCE

For the year ended December 31, 2002, Dreyfus Small Cap Value underperformed its benchmark, the Russell 2000 Index, which returned (20.48)%.

Our approach often leads us to buy stocks with negative price momentum. This worked extremely well in the past and we fully believe that it will again in the future, but in 2002 buying out-of-favor stocks had a negative impact as investors shunned controversy and sought out safe havens. The toll that negative price momentum had on individual stocks and general market performance during the first three-quarters was the most dramatic in recent history. In addition, our investment approach of buying low price-to-book stocks was overwhelmed by negative sentiments in 2002. Whereas the lowest-priced stocks of this kind typically outperformed in the past, in 2002 they experienced their highest volatility since 1974.

In the past quarter however, the stock market turned more positive, particularly for our holdings. This improvement has been both by sector and by holdings. For the quarter, our portfolios outperformed in every sector except consumer durables and non-durables. Our holdings in technology, utilities, capital goods and energy were particularly strong. We remain confident in the prospects for our portfolios going forward. Our holdings remain extremely under-priced and well below the benchmarks measurements such as price-to-book value, price-to-forward earnings and price-to-sales. The valuations remain extraordinarily compelling with the majority of our holdings posting positive earnings in the third quarter, highlighting the strong business momentum of the portfolio.

- STRATEGY REVIEW

We have always emphasized those companies whose businesses are poised for improvement in the short-to-intermediate term. Our style typically leads us to invest in companies with negative price momentum, low price-to-book value and high earnings variability. In periods of economic weakness, our portfolio's earnings yield is often below average as we focus more on prospective and normalized earnings. Previously our investment approach worked extremely well. We do not attempt to time markets, but we definitely did not expect the environment to be as irrational as it has been in 2002. We added to positions that we believed were oversold by the market and we have remained true to the investment approach that enabled us to post strong investment results prior to 2002.

- OUTLOOK

We strongly believe that 2002 was an aberration and that normalcy is returning to the markets. Performance turned sharply positive in the fourth quarter and we are optimistic that our results can continue on this trend in 2003 and beyond. The strong performance of the fourth quarter, however, still leaves the portfolio well below its benchmark index for the year. We are highly confident that we can continue to make up lost ground and post the consistently strong returns that were the norm before 2002.



/s/ Peter L. Higgins
------------------------------------
PETER L. HIGGINS
Dreyfus Small Cap Value
Portfolio Manager

Prior to May 1, 2002, the portfolio was part of the Endeavor Series Trust. Effective July 1, 2002, Dreyfus Small Cap Value was closed to new investors.

The views expressed in this commentary on Dreyfus Small Cap Value reflect those of the portfolio manager through the year ended December 31, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

DREYFUS SMALL CAP VALUE

Performance turned sharply positive in the fourth quarter and we are optimistic that our results can continue on this trend in 2003 and beyond.

                                                                  [DREYFUS LOGO]

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc.

Dreyfus Small Cap Value and the Russell 2000 Index.

[GRAPH 10]

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Russell 2000 Index over the same time frame.


                                             PORTFOLIO       RUSSELL 2000
                                             ---------       ------------
Inception 5/4/93                              $10,000           $10,000
Period Ended 12/31/93                         $11,180           $11,722
FYE 12/31/94                                  $10,980           $11,509
FYE 12/31/95                                  $12,523           $14,783
FYE 12/31/96                                  $15,732           $17,221
FYE 12/31/97                                  $19,752           $21,072
FYE 12/31/98                                  $19,322           $20,536
FYE 12/31/99                                  $25,001           $24,901
FYE 12/31/00                                  $27,757           $24,149
FYE 12/31/01                                  $35,750           $24,749
FYE 12/31/02                                  $21,641           $19,680

*        Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 -1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge. Please see page _____.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Invitrogen Corporation                                   2.0%
AdvancePCS                                               1.9%
Everest Re Group, Ltd.                                   1.8%
Sanmina Corporation                                      1.8%
E*TRADE Group, Inc.                                      1.8%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Electronic Components & Accessories                     11.9%
Computer & Data Processing Services                      8.7%
Industrial Machinery & Equipment                         6.4%
Pharmaceuticals                                          6.0%
Instruments & Related Products                           5.9%

EQUITY MATRIX

BLEND: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

SMALL CAPITALIZATION: Smallest 80% of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust. The Dreyfus Corporation has been the portfolio's sub-adviser since September 16, 1996. Prior to that date, a different firm managed the portfolio and the performance set forth above prior to September 16, 1996 is attributable to that firm.

Small-cap securities involve certain risks described in the prospectus that should be considered carefully before investing. Companies with small capitalization have the potential for greater volatility than companies with large capitalization. The limited volume and trading frequency of small-capitalized stocks may result in substantial price deviation. Further, companies with small capitalization may experience more significant growth and failure rates than companies with large capitalization.

CAPITAL GUARDIAN VALUE

....seeks long-term growth of capital and income through equity securities.

- MARKET ENVIRONMENT

Stocks rebounded sharply in October and November after having lost nearly one-third of their value in the calendar year through October 9th. Although they pulled back in December, stocks still managed to end the fourth quarter with large gains. Calendar year returns, however, were negative for the third consecutive year.

The upturn late in the year was triggered by better-than-expected results from many leading companies and supported by economic data that suggested the economy was on the mend. Consumer spending remained supportive through October and November, productivity soared, and third-quarter Gross Domestic Product growth was revised to an annualized rate of 4%, allaying fears of a double-dip recession. The Federal Reserve Board's 50-basis-point cut in interest rates in November also contributed to a better environment for equities.

Stocks tied to an economic recovery generally provided the best results. The strongest gains by far came from the technology and telecommunications sectors
- the two sectors that lost the most value in the previous three-quarters - followed by the materials sector. The wireless telecommunications area was especially strong, rebounding from very depressed levels. Diversified financials also benefited from the improved economic outlook along with a settlement between investment banks and regulators to curb conflicts of interest. Coinciding with the resurgence in cyclical stocks, defensive areas such as consumer staples lagged.

- PERFORMANCE

For the year ended December 31, 2002, Capital Guardian Value underperformed its benchmark, the Russell 1000 Value Index, which returned (15.52)%.

- STRATEGY REVIEW

Owning shares of several companies that came under scrutiny for aggressive accounting practices and tarnished management credibility hurt relative returns. Likewise, guilt by association caused our holdings in the utilities sector to fall, as the entire sector sold off. For the most part, we believe the underlying businesses of the companies in the portfolio are healthy and worth more than current stock prices, and in some instances we took the opportunity to buy additional shares.

Good stock selection in the telecommunications and producer durable-goods sectors (as classified by the Russell indexes) and an overweight in producer durable-goods sectors were large contributors late in the year. Within the telecommunications sector the portfolio benefited most from holdings such as Sprint Corporation (FON Group). Within the producer durable-goods sector our large holdings in industrial and semiconductor capital equipment companies had good returns.

- OUTLOOK

The coming year holds some challenges: profits have been slow to recover, and many companies face rising costs but have little pricing power; consumer spending may slow down before corporate spending picks up; oil prices are high; and today's geopolitical tensions may be with us for some time. Despite these areas of concern, we believe 2003 will be positive for equities, though results for companies and industries are likely to vary greatly, providing opportunities to add value through research and active stock selection.

The broadening of the bear market in 2002 has led to reasonable valuations across many industries. At the same time, the economy has been improving, fueled in part by tax cuts, low interest rates, and mortgage refinancing, and the recovery is broadening to include many economic sectors. Investors are likely to feel better about the economy in the second half of 2003, and markets should discount that in advance.

CAPITAL GUARDIAN TRUST COMPANY
Capital Guardian Value
Portfolio Manager

Prior to May 1, 2002, the portfolio was part of the Endeavor Series Trust.

The views expressed in this commentary on Capital Guardian Value reflect those of the portfolio manager through the year ended December 31, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

CAPITAL GUARDIAN VALUE

For the most part, we believe the underlying businesses of the companies in the portfolio are healthy and worth more than current stock prices, and in some instances we took the opportunity to buy additional shares.

                                                        [CAPITAL GUARDIAN LOGO]

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc.

Capital Guardian Value and the Russell 1000 Value Index.

[GRAPH 11]

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Russell 1000 Index over the same time frame.

                                                                RUSSELL
                                             PORTFOLIO        1000 VALUE
                                             ---------        ----------
Inception 5/27/93                             $10,000           $10,000
Period Ended 12/31/93                         $10,280           $10,694
FYE 12/31/94                                  $10,700           $10,483
FYE 12/31/95                                  $14,401           $14,503
FYE 12/31/96                                  $17,834           $17,642
FYE 12/31/97                                  $22,260           $23,850
FYE 12/31/98                                  $23,943           $27,577
FYE 12/31/99                                  $23,212           $29,603
FYE 12/31/00                                  $24,505           $31,680
FYE 12/31/01                                  $26,132           $29,909
FYE 12/31/02                                  $20,723           $25,266

*        Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 -1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge. Please see the quarterly subaccount performance beginning on page 220.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Sprint Corporation (FON Group)                           5.6%
Morgan Chase & Co. (J.P.)                                4.7%
Air Products and Chemicals, Inc.                         4.4%
Bank One Corporation                                     3.9%
United Technologies Corporation                          2.9%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Commercial Banks                                        10.4%
Telecommunications                                       7.6%
Industrial Machinery & Equipment                         6.3%
Chemicals & Allied Products                              5.8%
Petroleum Refining                                       4.8%

EQUITY MATRIX

VALUE: An investment style that focuses on stocks, which a Portfolio Manager thinks are currently depressed in price and will eventually have their worth recognized by the market. When and if the share price recovers, the manager attempts to gain a profit.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

The historical financial information for periods prior to May 1, 2002, has been derived from the financial history of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different firm managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that firm.

ALGER AGGRESSIVE GROWTH

....seeks long-term capital appreciation.

- MARKET ENVIRONMENT

After three consecutive quarters of declines, equity markets found some much-needed relief in the fourth quarter of 2002. Fueled in part by solid earnings from bellwethers like Citigroup Inc., International Business Machines Corporation and General Motors Corporation (which the portfolio did not hold), markets trended higher during the first two months of the fourth quarter. Investor optimism was further encouraged by a larger-than-expected 50 basis point rate cut on November 6th.

The positive momentum, however, came to a sudden end during the final month of the year. With escalating tensions in Iraq and North Korea, continued political turmoil in Venezuela, a weak holiday shopping season and the highest unemployment rate in eight years, investors, once again, reversed course and began to unload their equity positions.

December saw the collapse of most equity indexes, with growth stocks leading the downturn. As 2002 began to wind down, economic and geopolitical uncertainty seemed to be largely driving the markets. Nevertheless, investors seemed to be cautiously optimistic that 2003 will bring an ultimate end to three straight years of market declines.

- PERFORMANCE

For the year ended December 31, 2002, Alger Aggressive Growth underperformed its benchmark, the Standard and Poor's 500 Composite Stock Index, which returned (22.09)%.

- STRATEGY REVIEW

Performance benefited from strong security selection in the energy sector but was hurt by poor performing financials stocks over the fourth quarter period.

Although there were shifts within the portfolio, portfolio strategy remained uniform, emphasizing individual security selection through thorough, internal research conducted by talented analysts.

- OUTLOOK

Looking ahead, we will continue to seek out and invest in companies that we believe will grow their earnings rapidly and consistently.

In the meantime, the Federal government has been doing its part to keep the economy moving. Low-interest rates combined with stimulus, both in the form of higher spending and tax cuts, have been a central part of the economic story. Some change in dividend taxation is likely. That should be a boost, even if only a psychological one, to the equities markets, and be an additional attraction of owning stocks. That is another reason why we strongly believe that 2003 will break the string of bad years that the markets, and investors, have suffered through since 2000.



/s/ Frederick M. Alger                     /s/ David Hyun
------------------------------------       ------------------------------------
FREDERICK M. ALGER                         DAVID HYUN

                             Alger Aggressive Growth
                               Portfolio Managers

The views expressed in this commentary on Alger Aggressive Growth reflect those of the portfolio managers through the year ended December 31, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

ALGER AGGRESSIVE GROWTH

.... investors seemed to be cautiously optimistic that 2003 will bring an ultimate end to three straight years of market declines.

                                                                  [ALGER LOGO]

Comparison of change in value of $10,000 investment in AEGON/Transamerica Series Fund, Inc.

Alger Aggressive Growth and the Standard and Poor's 500 Composite Stock Index.


[GRAPH 12]


Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard and Poor's 500 Composite Stock Index (S&P) over the same time frame.


                                             PORTFOLIO         S&P INDEX
                                             ---------         ---------
Inception 3/1/94                              $10,000           $10,000
Period Ended 12/31/94                          $9,874           $10,072
FYE 12/31/95                                  $13,628           $13,852
FYE 12/31/96                                  $15,052           $17,031
FYE 12/31/97                                  $18,702           $22,710
FYE 12/31/98                                  $27,807           $29,200
FYE 12/31/99                                  $46,999           $35,344
FYE 12/31/00                                  $32,274           $32,129
FYE 12/31/01                                  $26,965           $28,313
FYE 12/31/02                                  $17,692           $22,058

*        Inception

(1) Source: Standard & Poor's Micropal*(R)(C) Micropal, Inc. 2002 -1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge. Please see the quarterly subaccount performance beginning on page 220.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Amgen Inc.                                               3.7%
Forest Laboratories, Inc.                                3.4%
Microsoft Corporation                                    3.2%
eBay Inc.                                                3.2%
Citigroup Inc.                                           3.2%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Pharmaceuticals                                         26.0%
Computer & Data Processing Services                     10.7%
Electronic Components & Accessories                      7.2%
Medical Instruments & Supplies                           6.4%
Insurance                                                4.4%

EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

FEDERATED GROWTH & INCOME

....seeks total return.

- MARKET ENVIRONMENT
The bear market that followed one of the greatest stock-market bubbles in history continued in 2002, making it one of the most challenging periods in many years. The Standard and Poor's 500 Composite Stock Index returned (22.09)%, and the Dow Jones Industrial Average returned (16.76)%. This appears to be a classic post-bubble environment in which high valuations and record debt levels impede lasting economic and stock-market recoveries.

- PERFORMANCE
For the year ended December 31, 2002, Federated Growth & Income outperformed its benchmark, the Russell Midcap Value Index, which return (9.64)%. Our portfolio did well with gold stocks and real estate investment trusts ("REITs"), both of which ended the year well.

- STRATEGY REVIEW
Gold stocks were the notable success, as the price of bullion continued its recovery from a roughly 20-year bear market amid a declining U.S. dollar and unease over a possible war. Anglogold Ltd. and Newcrest Mining Limited had positive returns. Sons of Gwalia Limited (Australia) was an exception, as it declined because of production problems at both its gold and tantalite operations.

In another sector, Bunge Limited (a leading soybean processor) had positive returns.

REITs, the portfolio's largest sector, outpaced the market, as the Morgan Stanley REIT Index returned 3.64%. The high dividend yields and generally stable cash helped to cushion this sector from sharp profit declines and sharply falling stock prices in other sectors. ProLogis Trust, the largest industrial REIT, Health Care Property Investors, Inc. and Pan Pacific Retail Properties, Inc. all had significant returns.

The utilities sector struggled most of the year. The California energy crisis, the Enron Corp.-led collapse of the energy trading market, and low wholesale power prices from rising power supply and weak demand due to the economic recession, all contributed to the negative returns. Allegheny Energy, Inc., Aquila Inc., El Paso Corporation, Mirant Corporation, and TXU Corp. shares fell sharply, with steep declines for this sector.

- OUTLOOK
Generally, high stock valuations continue to result in a scarcity of attractively valued opportunities. Consequently, the portfolio holds 36% in cash reserves. The sharp rebound in the fourth quarter of many stock prices has reduced the number of value opportunities that were emerging a few months back. Earnings expectations for the market seem too high, and consequently it is still prudent to maintain below-average risk exposure to the stock market.

Among regions, the portfolio holds a record high 24% of assets in foreign stocks due to appealing valuations and the expected benefit of currency gains from a falling U.S. dollar.

Among sectors, REITs remain the largest at 21% of assets. The sector faces a standoff between reasonable valuations and high dividend yields versus weak industry conditions of declining rents and rising vacancies. Other sectors are utilities (10%), materials (9%, including 5% in gold stocks), energy (8%), and consumer staples (8%). The portfolio has little exposure to consumer discretionary spending, technology, or industrial stocks. Concerns about record consumer indebtedness and a recovery in many industrial stocks that seems higher than their profit prospects support this position.

The portfolio's primary emphasis continues to be protection and enhancement of capital at a time when alternative returns seem challenging.



/s/ Steven J. Lehman                                    /s/ John L. Nichol
-----------------------                                 ------------------------
STEVEN J. LEHMAN                                        JOHN L. NICHOL

                           Federated Growth & Income
                               Portfolio Managers

The views expressed in this commentary on Federated Growth & Income reflect those of the portfolio managers through the year ended December 31, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

FEDERATED GROWTH & INCOME

The portfolio's primary emphasis continues to be protection and enhancement of capital at a time when alternative returns seem challenging.

                                 [FEDERATED WORLD-CLASS INVESTMENT MANAGER LOGO]

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc.
Federated Growth & Income and the Russell Midcap Value Index.

(graph 13)
Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Russell Midcap Value Index over the same time frame.

                                                         RUSSELL
                                   PORTFOLIO          MIDCAP VALUE
                                   ---------          ------------
Inception 03/1/94                   $ 10,000            $ 10,000
Period Ended 12/31/94               $  9,542            $  9,682
FYE 12/31/95                        $ 11,952            $ 13,065
FYE 12/31/96                        $ 13,343            $ 15,711
FYE 12/31/97                        $ 16,631            $ 21,111
FYE 12/31/98                        $ 17,139            $ 22,184
FYE 12/31/99                        $ 16,376            $ 22,160
FYE 12/31/00                        $ 21,151            $ 26,410
FYE 12/31/01                        $ 24,472            $ 27,024
FYE 13/31/02                        $ 24,707            $ 24,418

* Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge. Please see the quarterly subaccount performance beginning on page 220.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Healthcare Realty Trust Incorporated                    2.4%
Bunge Limited                                           2.3%
Placer Dome, Inc.                                       2.3%
UST Inc.                                                2.2%
Health Care Property Investors, Inc.                    2.2%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Holding & Other Investment Offices                     21.1%
Electric Services                                       6.7%
Metal Mining                                            5.7%
Oil & Gas Extraction                                    5.3%
Electric, Gas & Sanitary Services                       3.6%

EQUITY MATRIX
VALUE: An investment style that focuses on stocks, which a Portfolio Manager thinks are currently depressed in price and will eventually have their worth recognized by the market. When and if the share price recovers, the manager attempts to gain a profit.

MEDIUM CAPITALIZATION: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

TRANSAMERICA U.S. GOVERNMENT SECURITIES

....seeks long-term total return by focusing on high-quality fixed income securities.

- MARKET ENVIRONMENT
Even though yields hovered at the lowest levels since the 1960s, fixed-income securities bested stocks in 2002, largely because investors lost their appetite for risk. Unsettled by weak corporate earnings and corporate governance issues and an economy in limbo, investors stampeded from the corporate financial markets early in the year and invested heavily in Treasury securities. Treasuries began the year as the best-performing financial sector and remained that way until the fourth quarter. In November, the Federal Reserve Board pared the federal funds rate, a key short-term interest rate, by 0.50%, to 1.25%. That, combined with signs that the business cycle may have reached the bottom of the present downturn, helped to restore investor confidence. Investors moved out of the relative safe haven of government securities and ventured back into the corporate arena. Corporate bonds, which had lagged Treasuries all year, soared. Meanwhile, mortgage-backed securities ("MBS") were held back by mortgage refinancings, which effectively cut their yields. Despite this, they too did well for the year.

- PERFORMANCE
For the year ended December 31, 2002, Transamerica U.S. Government Securities underperformed its benchmark, the Lehman Brothers Aggregate Bond Index, which returned 10.25%.

- STRATEGY REVIEW
Transamerica Investment Management, LLC assumed day-to-day responsibility for the portfolio in May, 2002. Since then, we have rebalanced the portfolio, removing a number of esoteric mortgage-backed and agency bonds that undermined performance early in the year.

To restructure the portfolio, we invested slightly more than half of net assets in Treasury securities, while the remainder comprised agencies, MBS and corporate bonds. Through early fall, the large allocation to Treasuries was the primary driver of performance, while corporate bonds detracted from results. In the final three months, corporate bonds experienced a reversal of fortune and were the largest contributors to results. In fact, the portfolio's corporate bond holdings surpassed even the revitalized corporate bond sector. This was due to our focus on bonds from cyclical companies like AOL Time Warner Inc., DaimlerChrysler North America Holding Corporation, Ford Motor Credit Company and General Motors Acceptance Corporation. With all corporate financial markets in the doldrums during the middle months of the year, we had been able to acquire these cyclical securities at very attractive prices. The portfolio's agency and mortgage-backed debentures also were net contributors to total return.

- OUTLOOK
Our cyclical corporate holdings should continue to outperform in the coming months. Securities of this nature generally deliver superior returns as the economy rises from the trough of an economic downturn or recession, as it is doing now. Favorable interest rates, increased government spending, the potential for a sizable reduction in federal income tax rates -- all of these point toward modest but nonetheless improved economic growth in 2003. We believe that, as long as this scenario is not interrupted by a war in the Middle East, the bond market will generate total returns at or near its long-term historic averages.



/s/ Matthew W. Kuhns                                    /s/ Heidi Y. Hu
-----------------------                                 ------------------------
MATTHEW W. KUHNS                                        HEIDI Y. Hu

                     Transamerica U.S. Government Securities
                               Portfolio Managers

Prior to May 1, 2002, the portfolio was part of the Endeavor Series Trust. It was named the Dreyfus U.S. Government Securities Portfolio and was managed by The Dreyfus Corporation.

The views expressed in this commentary on Transamerica U.S. Government Securities reflect those of the portfolio managers through the year ended December 31, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

TRANSAMERICA U.S. GOVERNMENT SECURITIES

Treasuries began the year as the best-performing financial sector, and remained that way until the fourth quarter.

                                       [TRANSAMERICA INVESTMENT MANAGEMENT LOGO]

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc.
Transamerica U.S. Government Securities and the Lehman Brothers Aggregate Bond Index.

(graph 14)
Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Lehman Brothers Aggregate Bond Index over the same time frame.

                                                        LB AGGREGATE
                                   PORTFOLIO                BOND
                                   ---------            ------------
Inception 5/13/94                   $ 10,000              $ 10,000
Period Ended 12/31/94               $  9,960              $ 10,075
FYE 12/31/95                        $ 11,518              $ 11,937
FYE 12/31/96                        $ 11,727              $ 12,370
FYE 12/31/97                        $ 12,800              $ 13,564
FYE 12/31/98                        $ 13,745              $ 14,742
FYE 12/31/99                        $ 13,625              $ 14,621
FYE 12/31/00                        $ 15,010              $ 16,321
FYE 12/31/01                        $ 15,775              $ 17,699
FYE 13/31/02                        $ 16,692              $ 19,514

* Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge. Please see the quarterly subaccount performance beginning on page 220.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
U.S. Treasury Note 2.00%, due 11/30/04                  20.2%
U.S. Treasury Note 3.50%, due 11/15/06                   9.1%
U.S. Treasury Note 4.38%, due 05/15/07                   7.5%
U.S. Treasury Note 3.25%, due 08/15/07                   4.7%
U.S. Treasury Note 1.88%, due 09/30/04                   4.2%

FIXED INCOME MATRIX
INTERMEDIATE TERM: Average duration equal to or greater than 3.5 years, but less than or equal to 6 years.

HIGH QUALITY: Average credit rating equal to or greater than AA.

This material must be preceded or accompanied by the Fund's current prospectus.

The historical financial information for periods prior to May 1,2002 has been derived from the financial history of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. Transamerica has been the portfolio's sub-adviser since May 1, 2002. Prior to that date, The Dreyfus Corporation managed the portfolio and the performance prior to May 1, 2002 is attributable to that firm.

T. ROWE PRICE EQUITY INCOME

....seeks substantial dividend income with long-term growth.

- MARKET ENVIRONMENT
Geopolitical tensions multiplied as an oil strike and political unrest in Venezuela, along with nuclear saber rattling from North Korea, competed with looming conflict in Iraq for a worried world's attention. These crises pushed oil prices to nearly $33 a barrel and cast a pall over business and consumer confidence, and partly as a result, economic news remained decidedly mixed. By some reports, the Christmas shopping season in the United States was the worst in more than 30 years, as rising joblessness, reluctant hiring by business, and the long bear market in stocks finally took their toll on consumers, the last pillar of the economy. Yet bright spots remained. Productivity growth was robust, bolstering both real personal income and business demand for capital equipment, which showed nascent signs of recovery. Corporate profits rebounded, and low interest rates helped both businesses and consumers reduce their debt burdens.

- PERFORMANCE
For the year ended December 31, 2002, T. Rowe Price Equity Income outperformed its benchmark, the Standard and Poor's 500 Composite Stock Index ("S&P 500"), which returned (22.09)%.

- STRATEGY REVIEW
Performance relative to the S&P 500 was driven by strong stock selection, especially in the industrials sector. Underweighting the struggling technology sector also helped both relative and absolute results, as this was the worst-performing sector in the index and the fund. Industrial stocks aided performance due to the strength of defense-related stocks, including Lockheed Martin Corporation and Rockwell Collins, Inc.

Stock selection was also strong in the consumer discretionary sector where the overweight of media stocks helped relative performance. We initiated a position in AOL Time Warner Inc. ("AOL Time Warner") during the year and added to other media names like Dow Jones & Company, Inc. ("Dow Jones") and The Walt Disney Company ("Disney"). Dow Jones has benefited from the improved advertising environment while Disney has enjoyed strength at its ABC television network. At AOL Time Warner, we feel that the assets of the original Time Warner piece of the company are currently worth more than the total of the combined firm.

The only real source of weakness in the portfolio for the year was within the health care sector where some of the pharmaceutical stocks were big detractors from relative performance. Bristol-Myers Squibb Co. fell on accounting concerns, while Schering-Plough Corporation was off as the patent on its successful Claritin allergy medicine expired in December. These stocks constitute some of our largest purchases for the year, since we believe that most of the bad news is out and we see potential improvement over the intermediate term.

- OUTLOOK
We believe we have seen the lows in the overall U.S. equities market. While it is impossible to predict the magnitude of a recovery, we have lived through a very severe bear market that was worse than that of 1973 and 1974. However, our investment approach is not dependent on stock market forecasts. We try to identify good quality companies that are selling at unusually low valuations and invest in them when their price/earnings ratios are low and dividend yields are high. We are willing to invest in a company based on its ability to improve its fundamental performance, and on the market's tendency to value the same company quite differently at different times. In our view, the economy should continue to show gradual improvement as we move through 2003, which could result in a moderate recovery in stock prices.

/s/ Brian C. Rogers
---------------------
BRIAN C. ROGERS
T. Rowe Price Equity Income
Portfolio Manager

Prior to May 1, 2002, the portfolio was part of the Endeavor Series Trust.

The views expressed in this commentary on T. Rowe Price Equity Income reflect those of the portfolio manager through the year ended December 31, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

T. ROWE PRICE EQUITY INCOME

We are willing to invest in a company based on its ability to improve its fundamental performance ...

                                                            [T. ROWE PRICE LOGO]

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc.
T. Rowe Price Equity Income and the Standard and Poor's 500 Composite Stock
Index.

(graph 15)
Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's 500 Composite Stock Index (S&P) over the same time frame.

                                   PORTFOLIO            S&P INDEX
                                   ---------            ---------
Inception 1/3/95                    $ 10,000            $ 10,000
Period Ended 12/31/95               $ 13,050            $ 13,753
FYE 12/31/96                        $ 15,644            $ 16,909
FYE 12/31/97                        $ 20,068            $ 22,548
FYE 12/31/98                        $ 21,835            $ 28,992
FYE 12/31/99                        $ 22,593            $ 35,092
FYE 12/31/00                        $ 25,374            $ 31,900
FYE 12/31/01                        $ 25,924            $ 28,111
FYE 13/31/02                        $ 22,603            $ 21,901

* Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge. Please see page_.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Merck & Co., Inc.                               2.7%
Exxon Mobil Corporation                         2.4%
Verizon Communications, Inc.                    2.3%
ChevronTexaco Corporation                       2.0%
Honeywell International Inc.                    1.7%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Petroleum Refining                              8.5%
Commercial Banks                                7.5%
Pharmaceuticals                                 7.5%
Telecommunications                              7.3%
Insurance                                       5.6%

EQUITY MATRIX
VALUE: An investment style that focuses on stocks, which a Portfolio Manager thinks are currently depressed in price and will eventually have their worth recognized by the market. When and if the share price recovers, the manager attempts to gain a profit.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.

T. ROWE PRICE GROWTH STOCK

....seeks long-term capital growth and increasing dividend income.

- MARKET ENVIRONMENT
Stocks resumed their familiar downtrend in December, giving back much of their impressive gains from the previous two months. Though the Standard and Poor's 500 Composite Stock Index ("S&P 500") managed a 8.43% gain for the fourth quarter, equity markets posted a third consecutive annual loss, their worst performance since 1939-1941. In the quarter, small- and mid-cap shares lagged large-caps: the Standard and Poor's MidCap 400 Index and the Russell 2000 Index of smaller companies returned 5.83% and 6.16%, respectively.

Geopolitical tensions mounted in December, pushing oil prices to nearly $33 a barrel and casting a pall over business and consumer confidence. Partly as a result, economic news remained decidedly mixed. By some reports, the Christmas shopping season was the worst in more than thirty years. Yet bright spots remained, including strong growth in productivity and real personal income, and a rebound in corporate profits. As was the case throughout the year, technology and telecommunications stocks paced the market's moves; their fourth-quarter sprint lead to a 13.95% three-month gain for the technology-dominated NASDAQ Composite Index.

- PERFORMANCE
For the year ended December 31, 2002, T. Rowe Price Growth Stock slightly under-performed its benchmark, the S&P 500, which returned (22.09)%.

- STRATEGY REVIEW
The industrial and business services sectors were the greatest contributor to the fourth-quarter's relative results. Strong stock selection in large conglomerates and business processors further added to relative results.

Among our conglomerates, Tyco International Ltd. was a top three-month contributor to both absolute and relative performance. Despite the company's struggle earlier in the year, we believe the company's underlying businesses are good producers of earnings and cash flow and the stock should continue to do well over the long-term. We trimmed General Electric Company during the quarter as fundamentals began to deteriorate, but still maintain a modest weight, believing that management is refocusing its efforts on the future. First Data Corporation and Fiserv, Inc. were the top contributors to absolute and relative returns among our business processing companies. As the economy continues to recover and consumers continue to spend, both of these companies should see increased demand for their services. The portfolio also held overweight positions in Concord EFS, Inc., Cendant Corp., and Securitas AB, which posted slight losses during the period and detracted from relative results.

Despite losing some performance due to a large overweighting in the consumer discretionary sector - especially media - strong stock selection added to overall results. Earlier in the year, an overweight media position hurt relative results as the economy was just moving out of the recession. Later in the year, increasing advertising revenue drove earnings results and media became a top contributor to relative results during the last three months.

Stock selection and an overweight position in health care detracted from results. Our large overweight in health care service providers hurt relative performance as investors rotated out of these names early in the quarter. Weakness in equipment providers and Pharmaceuticals further depressed results.

- OUTLOOK
Sharp cuts in capital investment, successful labor cost containment efforts, and strong productivity gains have set the stage for a resumption of corporate profit growth, which should in turn support a capital spending rebound. This lends to our optimistic outlook, as we believe that the valuations of our companies are very attractive relative to their earnings growth prospects. Your portfolio holds seasoned, well-managed, consistent-growth companies, and during the year we systematically increased its economic sensitivity to take advantage of the eventual economic upturn. Over time, in an environment of stable earnings and increasing corporate profits, we think investor uncertainties will subside and growth stock investing will regain its luster.



/s/ Robert W. Smith
-----------------------
ROBERT W. SMITH
T. Rowe Price Growth Stock
Portfolio Manager

Prior to May 1, 2002, the portfolio was part of the Endeavor Series Trust.

The views expressed in this commentary on T. Rowe Price Growth Stock reflect those of the portfolio manager through the year ended December 31, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

T. ROWE PRICE GROWTH STOCK

Over time, in an environment of stable earnings and increasing corporate profits, we think investor uncertainties will subside and growth stock investing will regain its luster.

                                                            [T. ROWE PRICE LOGO]

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc.
T. Rowe Price Growth Stock and the Standard and Poor's 500 Composite Stock
Index.

(graph 16)
Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's 500 Composite Stock Index (S&P) over the same time frame.

                                   PORTFOLIO            S&P INDEX
                                   ---------            ---------
Inception 1/3/95                    $ 10,000            $ 10,000
Period Ended 12/31/95               $ 13,720            $ 13,753
FYE 12/31/96                        $ 16,569            $ 16,909
FYE 12/31/97                        $ 21,303            $ 22,548
FYE 12/31/98                        $ 27,411            $ 28,992
FYE 12/31/99                        $ 33,494            $ 35,092
FYE 12/31/00                        $ 33,325            $ 31,900
FYE 12/31/01                        $ 29,978            $ 28,111
FYE 13/31/02                        $ 23,140            $ 21,901

* Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge. Please see page_.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Citigroup Inc.                                  4.0%
Freddie Mac                                     3.3%
UnitedHealth Group Incorporated                 3.2%
Pfizer Inc.                                     3.1%
First Data Corporation                          3.0%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Pharmaceuticals                                11.7%
Insurance                                       9.3%
Commercial Banks                                7.8%
Computer & Data Processing Services             7.8%
Business Services                               6.1%

EQUITY MATRIX
GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, T. Rowe Price Growth Stock Portfolio of Endeavor Series Trust.

TRANSAMERICA VALUE BALANCED

....seeks preservation of capital and competitive investment returns.

- MARKET ENVIRONMENT
In the year ended December 31, 2002, nearly every sector of the stock market took a beating. Driving the downturn were cases of corporate fraud and bankruptcy, corporate accounting upheavals, and weak corporate earnings - all layered on top of an economy that appeared to have little or no stamina. Value stocks withstood the onslaught better than growth equities, especially technology and telecommunications issues.

The market rallied in early November, heartened by the Federal Reserve Board's 0.50% interest-rate reduction, which was meant to stimulate the economy. In addition, with the passage of several months, it became clearer which companies were or were not endangered by poor governance, questionable accounting practices and the listless economic environment. This helped investors regain a measure of confidence, and the market turned around swiftly, allowing the most beaten-down stocks to recoup a portion of their earlier losses.

- PERFORMANCE
For the year ended December 31, 2002, Transamerica Value Balanced outperformed its primary benchmark, the Russell 1000 Value Index, which returned (15.52)% and underperformed its secondary benchmark, the Lehman Brothers Intermediate U.S. Government/Credit Index, which returned 9.84%.

- STRATEGY REVIEW
Before selecting individual securities, we make a top-down assessment of factors like interest rates, inflation, unemployment trends and productivity levels. We determine, what we believe to be, the probable direction of the economy and which market sectors to over- or underweight (compared with the benchmark index). Entering 2002 we judged that economic recovery would be slow. In keeping with that view, we pared cyclical or economically sensitive investments such as transportation stocks in favor of banks, diversified financial services stocks and telecommunications issues. Financial stocks generally do well in a low-interest rate environment. As for telecommunications, we thought the industry had taken its lumps in 2001 and was poised for improvement.

Our financial stocks did indeed perform well. Seven of the fifteen strongest contributors to performance were bank or financial services companies. The gains in these and a dozen other stocks were more than offset by across-the-board losses for roughly two-thirds of the portfolio. The most serious involved WorldCom, Inc. ("WorldCom"). We underestimated the impact of price competition and overcapacity in the telecommunications industry, and we did not perceive the breadth of WorldCom's deceptive practices in time to avoid being hurt by the company's bankruptcy. WorldCom's demise and the cutthroat practices that were required by the entire industry to compete in such an environment, caused a significant downside for the entire sector, including our investments in Sprint Corporation (FON Group) ("Sprint"), AT&T Wireless Services, Inc. ("AT&T") and Verizon Communications Inc. ("Verizon"). The fallout continued throughout most of the year. We pared our position, selling AT&T, but held fast to the others. In the fourth-quarter a nice rally developed in the sector. By then, both Sprint and Verizon had taken steps to control expenses, de-leverage the balance sheet and improve cash flow. Their share prices quickly made up much, though by no means all, of the lost ground.

- OUTLOOK
We believe three factors will shape market performance in 2003. First, pricing power could be weak, the result of excess capacity, rising productivity levels and increased competition from overseas. This will keep a number of big industries -- for example, automotive, computer hardware, grocers and retailers -- from realizing improved profitability in the near term. Second, the U.S. economy will face an uphill battle as corporate belt-tightening and the negative wealth effect put a damper on spending. Third, a more conservative approach to accounting practices means that, even if revenues increase in 2003, the gains may not be reflected in higher reported earnings. Our bottom line: The market has been pushed backed so far that there is plenty of room and reason for it to advance, but these macro factors, like a strong headwind, are likely to impede its progress.



/s/ John C. Riazzi                              /s/ Gary U. Rolle
---------------------                           ------------------------
JOHN C. RIAZZI                                  GARY U. ROLLE

                           Transamerica Value Balanced
                               Portfolio Managers

The views expressed in this commentary on Transamerica Value Balanced reflect those of the portfolio managers through the year ended December 31, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

TRANSAMERICA VALUE BALANCED

....a more conservative approach to accounting practices means that, even if revenues increase in 2003, the gains may not be reflected in higher reported earnings.

                                       [TRANSAMERICA INVESTMENT MANAGEMENT LOGO]

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc.
Transamerica Value Balanced, the Russell 1000 Value Index and the Lehman Brothers Intermediate U.S. Government/Credit Index.

(graph 17)
Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Russell 1000 Value Index and the Lehman Brothers Intermediate U.S. Government/Credit Index over the same time frame.

                                                         RUSSELL                LB Inter.
                                   PORTFOLIO            1000 VALUE            GOV'T./CREDIT
                                   ---------            ---------             -------------
Inception 1/3/95                    $ 10,000            $ 10,000                $ 10,000
Period Ended 12/31/95               $ 12,009            $ 13,836                $ 11,533
FYE 12/31/96                        $ 13,741            $ 16,830                $ 12,000
FYE 12/31/97                        $ 16,020            $ 22,751                $ 12,944
FYE 12/31/98                        $ 17,354            $ 26,307                $ 14,037
FYE 12/31/99                        $ 16,375            $ 28,240                $ 14,091
FYE 12/31/00                        $ 19,249            $ 30,221                $ 15,516
FYE 12/31/01                        $ 19,665            $ 28,532                $ 16,907
FYE 13/31/02                        $ 16,947            $ 24,103                $ 18,570

* Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 -1-800-596-5323
- http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge. Please see the quarterly subaccount performance beginning on page 220.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Washington Mutual, Inc.                                 4.6%
U.S. Treasury Note 3.00%, due 11/15/07                  4.1%
FleetBoston Financial Corporation                       3.8%
Fannie Mae                                              3.2%
Sprint Corporation (FON Group)                          3.2%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Telecommunications                                     10.1%
Commercial Banks                                        9.2%
U.S. Government Obligations                             8.4%
Pharmaceuticals                                         7.3%
Security & Commodity Brokers                            5.8%

EQUITY MATRIX
VALUE: An investment style that focuses on stocks, which a Portfolio Manager thinks are currently depressed in price and will eventually have their worth recognized by the market. When and if the share price recovers, the manager attempts to gain a profit.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.

FIXED INCOME MATRIX
LONG TERM: Average duration of more than 6 years.

MEDIUM QUALITY: Average credit rating of BBB or A.

This material must be preceded or accompanied by the Fund's current prospectus.

PBHG/NWQ VALUE SELECT

....seeks maximum, consistent total return with minimum risk to principal.

- MARKET ENVIRONMENT
Despite a strong fourth quarter stock market rally, the major averages sustained their third year of progressively growing losses, something that has not happened since World War II. While the U.S. economy showed definite signs of recovery from the 2001 recession, each stock market rally seemed to confront a new problem or disclosure about corporate accounting fraud, disappointing earnings growth, or the potential for war with Iraq. As the year progressed, American consumers became more worried about job losses and less interested in spending. American businesses became more focused on cost-cutting initiatives and less inclined to invest for the future, despite low interest rates. The good news is that many of these negatives are widely known and have already been discounted in the market. The Federal Reserve Board ("Fed") has also acted aggressively, most recently in November cutting the fed funds rate to 1.25%, a nearly 40-year low. We agree with the sentiment expressed by Fed Chairman Alan Greenspan in a recent speech, "Fortunately, the ability of our economy to weather the many shocks inflicted on it since the spring of 2000 attests to our market system's remarkable resilience."

- PERFORMANCE
For the year ended December 31, 2002, PBHG/NWQ Value Select outperformed its benchmark, the Standard and Poor's 500 Composite Stock Index ("S&P 500"), which returned (22.09)%.

- STRATEGY REVIEW
NWQ INVESTMENT MANAGEMENT COMPANY, INC.: Compelling valuations within an extremely oversold market and several positive earnings announcements in early October propelled a strong fourth quarter rally, particularly in the most distressed sectors of the market (technology, media/telecommunications, financials, and industrials). Technology, telecommunications and media stocks, three of the weakest market sectors this year, led the advance after several bellwether companies within these sectors reported that fundamentals may be stabilizing after an extended period of weakness. Even though the technology and telecommunications sectors as a whole still face tremendous challenges, we continue to be selectively bullish based on great valuations, attractive risk/reward characteristics with downside protection, and expected catalysts. The additional purchases we made in the technology sector in the third and fourth quarters contributed significantly to portfolio performance in the quarter.

PILGRIM BAXTER & ASSOCIATES, LTD.: In this year's bearish environment, our challenge was to position the portfolio defensively against further declines, while not compromising the portfolio's upside potential. To that end, we wanted to own companies that we believe have predictable growth rates, understandable balance sheets, and strong free cash flow. We focused new investments in stocks with seemingly attractive prices and above-market dividend yields.

Our strategy led us to overweight defensive equity sectors, such as health care, consumer staples, energy, utilities and telecommunication services, the first three of which turned in better performances than the S&P 500 for the year. Within the relatively strong consumer staples sector, our holdings in Sara Lee Corporation and HJ. Heinz Company helped the performance of the portfolio. In healthcare, we maintained our exposure to the pharmaceutical sector, even as some holdings, such as Merck & Co., Inc., performed well while others, such as Schering-Plough Corporation and Bristol-Myers Squibb Co., fell significantly. Despite a dramatic rebound in the fourth quarter, the telecommunications sector was one of year's weakest, weighed down by the stocks of several regional Bell operating companies, such as BellSouth Corporation and SBC Communications Inc.

Throughout the year, we underweighted economically sensitive sectors, such as technology, financials, consumer cyclicals and basic materials. Our concerns about excess capacity and the lack of sustainable business momentum faced by many technology companies proved beneficial; the sector turned in the S&P 500's worst performance for the year.

- OUTLOOK
NWQ INVESTMENT MANAGEMENT COMPANY, INC.: As noted above, the Fed surprised the financial markets by pulling out the stops and cutting interest rates by 50 basis points to 1.25%. Interest rates near 1% are levels last seen in the 1950's. The size of the cut did raise some concerns that the Fed was reacting to some negative information about the health of the recovery. However, economic statistics since the cut have actually been improving with consumer confidence and weekly unemployment claims showing improvement. The likely reason for the surprise 50 basis points is the new geopolitical risks to consumer confidence and spending that arise by a potential war with Iraq. While any war is not likely until later this year, monetary easings take a while to work. Since the economy was already in a soft period, the extra easing likely was insurance to give the economy some momentum before any war arrives on U.S. television stations.

While the strength of this economic recovery has been disappointing to most observers (estimated 2.8% Gross Domestic Product growth over the last 4 quarters), it really should not have been a major surprise. The U.S. consumer continued to spend on big-ticket items, such as cars and houses, right through the recession. Soft periods of economic growth, like what we are experiencing, are likely to be very much the norm in the current expansion. The current period of uncertain sluggish growth is not that dissimilar to the early years of the 1991 to 2000 U.S. expansion that, as we observe now in hindsight, became the longest expansion on record.

Looking forward, investors' aversion to equities has created many more compelling opportunities in the stock market than we have seen in quite some time. Also, the dividend exemption portion of President Bush's economic stimulus package is likely to be favorable for the stock market and particularly for value stocks, which typically pay above average dividends.

PILGRIM BAXTER & ASSOCIATES, LTD.: Equity markets have not experienced four down years in a row since the Great Depression. While past performance cannot guarantee future results, we do not believe the outlook for the economy is, in any way, that dire. Nevertheless, we believe it is very hard to forecast the performance of the market in the near-term, given current economic and geopolitical uncertainty and recent levels of market volatility. We do believe that the market currently is within a reasonable range of its fair value, even if pinpointing an exact measure of fair value is difficult. More importantly, however, we believe that opportunities clearly exist for equity investors in today's market-- not because the overall market is cheap, but rather because some stocks represent good long-term investments at current prices.



                                                /s/ Edward C. Friedel
                                                ---------------------
                                                EDWARD C. FRIEDEL



/s/ Raymond J. McCaffrey                        /s/ Jon D. Bosse
---------------------------                     ---------------------
  RAYMOND J. MCCAFFREY                               JON D. BOSSE
   Pilgrim Baxter and                              NWQ Investment
    Associates, Ltd.                            Management Company, Inc.
   Portfolio Manager                             Portfolio Managers

                              PBHG/NWQ Value Select
                            Co-Portfolio Management

Prior to May 1, 2002, PBHG/NWQ Value Select was named NWQ Value Equity and was managed by NWQ Investment Management Company, Inc.

The views expressed in this commentary on PBHG/NWQ Value Select reflect those of the portfolio managers through the year ended December 31, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

PBHG/NWQ VALUE SELECT

.... opportunities clearly exist for equity investors in today's market -- not because the overall market is cheap, but rather because some stocks represent good long-term investments at current prices.

                                                                      [NWQ LOGO]
                                                                     [PBHG LOGO]

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc.
PBHG/NWQ Value Select and the Standard and Poor's 500 Composite Stock Index.

(graph 18)
Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's 500 Composite Stock Index (S&P) over the same time frame.

                                   PORTFOLIO            S&P INDEX
                                   ---------            ---------
Inception 5/1/96                    $ 10,000            $ 10,000
Period Ended 12/31/96               $ 11,319            $ 11,499
FYE 12/31/97                        $ 14,153            $ 15,334
FYE 12/31/98                        $ 13,477            $ 19,716
FYE 12/31/99                        $ 14,548            $ 23,864
FYE 12/31/00                        $ 16,758            $ 21,693
FYE 12/31/01                        $ 16,455            $ 19,117
FYE 13/31/02                        $ 14,117            $ 14,894

* Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 -1-800-596-5323
- http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge. Please see the quarterly subaccount performance beginning on page 220.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Raytheon Company                                        5.0%
Philip Morris Companies Inc.                            4.8%
ConocoPhillips                                          4.1%
Qwest Communications International Inc.                 2.8%
Liberty Media Corporation - Class A                     2.7%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Telecommunications                                      8.2%
Instruments & Related Products                          6.7%
Pharmaceuticals                                         6.4%
Oil & Gas Extraction                                    6.2%
Insurance                                               6.0%

EQUITY MATRIX
VALUE: An investment style that focuses on stocks, which a Portfolio Manager thinks are currently depressed in price and will eventually have their worth recognized by the market. When and if the share price recovers, the manager attempts to gain a profit.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

TRANSAMERICA EQUITY


....seeks maximum long-term growth.


-  MARKET ENVIRONMENT

In the twelve months ended December 31, 2002, the excesses of the 1990s came home to roost. The enormous amounts of capital that flooded many industries between 1997 and 1999 were not always effectively employed to create value. By 2002, it was obvious which companies had not managed their capital well. Companies were discovered to have used aggressive accounting tactics to camouflage weak operating results, and WorldCom, Inc. and Enron Corp. went bankrupt. The stock market spiraled downward and continued to do so as still more businesses reported lower-than-expected earnings, often the result of a poor sales in an anemic economic environment.

Difficult as this period was, it was also helpful; the market system eliminated a fair amount of corporate debt and imposed a new capital discipline on business. As of result of these changes, plus early signs of economic improvement, stock markets rallied toward year-end. Growth stocks that plummeted furthest in the freefall rose the most but nonetheless remained the market's weakest segment for the full year.

-  PERFORMANCE

For the year ended December 31, 2002, Transamerica Equity slightly underperformed its benchmark, the Standard and Poor's 500 Composite Stock Index, which returned (22.09)%. To a large extent, the underperformance was due to the portfolio's orientation toward growth stocks. In addition, the portfolio paid a price for our emphasis on media and fee-sensitive financial companies.

-  STRATEGY REVIEW

Our strategy is to identify companies with business models and capital structures that can perform well in any economic environment. A key feature of these companies is a strong secular trend that supports growth of the business. The portfolio's largest contributors to performance, Expediters International of Washington, Inc. ("Expediters"), United Parcel Service, Inc. "(UPS"), Moody's Corporation and Expedia, Inc. are excellent examples. As individuals increasingly purchase through catalogs and the Internet and more businesses ship freight around the world, the need for transportation services is on the rise. The well-managed Expediters and UPS are beneficiaries of this macro trend.

Conversely, the portfolio's major detractors experienced earnings disappointments. Northern Trust Corporation ("Northern Trust"), which derives a significant portion of its income from fees on managed assets, saw income decline with the stock market. Shrinking advertising revenues hurt Liberty Media Corporation and other media holdings. Profits at Safeway Inc. ("Safeway") fell in response to consumer belt-tightening and management issues. Verisign, Inc. ("Verisign"), a licenser of Internet domain names and provider of other Internet-related services, was decimated by a misguided change in its business strategy. We removed Verisign from the portfolio, are watching Safeway closely but continue to believe strongly in Northern Trust and our media holdings. The latter are riding a wave of demand for more and higher-quality in-home entertainment, while Northern Trust dominates a unique market niche and has skilled management. Like our holdings in broker-dealer The Schwab (Charles) Corporation and State Street Corporation, a leading processor of financial-market transactions, all Northern Trust needs to revitalize its fee income is a decent year in the stock market.

-  OUTLOOK

At this juncture, we look for a slowly expanding economy, are moderately optimistic about the direction of the market, and believe strongly that the portfolio is well positioned. The bankruptcies of 2002 served as a cautionary tale to companies, many of which have taken a more conservative approach to managing their capital structures (e.g., media companies EchoStar Communications Corporation and Cox Communications, Inc.). Even if the sluggish economy persists, businesses may be more successful in meeting earnings expectations in 2003. As for the portfolio, we believe it comprises companies whose business models hold up best, and whose different balance-sheet structures work effectively, in a slow-growth or even deflationary environment.


/s/ Jeffrey S. Van Harte                                 /s/ Gary U. Rolle

JEFFREY S. VAN HARTE                                         GARY U. ROLLE

                               Transamerica Equity
                               Portfolio Managers


Prior to May 1, 2002, the portfolio was part of the Transamerica Variable Insurance Fund, Inc. and was named the Growth Portfolio.






The views expressed in this commentary on Transamerica Equity reflect those of the portfolio managers through the year ended December 31, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

 TRANSAMERICA EQUITY


Difficult as this period was it was also helpful; the market system eliminated a fair amount of corporate debt and imposed a new capital discipline on business.


[TRANSAMERICA INVESTMENT MANAGEMENT LOGO]


Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. Transamerica Equity and the Standard and Poor's 500 Composite Stock Index.


                                  [GRAPH 19]






Mountain graph depicting the change in value of a $10,000 investment in the portfolio for ten years versus the Standard & Poor's 500 Composite Stock Index (S&P) over the same time frame.



                               Portfolio         S&P Index
FYE 12/31/92                  $   10,000        $   10,000
FYE 12/31/93                  $   12,271        $   11,006
FYE 12/31/94                  $   13,208        $   11,150
FYE 12/31/95                  $   20,272        $   15,336
FYE 12/31/96                  $   25,908        $   18,854
FYE 12/31/97                  $   37,956        $   25,143
FYE 12/31/98                  $   54,381        $   32,327
FYE 12/31/99                  $   74,930        $   39,129
FYE 12/31/00                  $   67,671        $   35,570
FYE 12/31/01                  $   55,743        $   31,345
FYE 12/31/02                  $   43,345        $   24,421


*        Inception 12/31/1980

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge. Please see the quarterly subaccount performance beginning on page 220.


FIVE LARGEST HOLDINGS (% OF NET ASSETS)

First Data Corporation                                 6.7%
Microsoft Corporation                                  5.6%
United Parcel Service, Inc. - Class B                  4.3%
Expediters International of Washington, Inc.           4.0%
Moody's Corporation                                    3.9%


FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Business Services                                     14.0%
Communication                                         11.3%
Commercial Banks                                       9.3%
Transportation & Public Utilities                      7.8%
Computer & Data Processing Services                    5.6%



EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.




This material must be preceded or accompanied by the Fund's current prospectus.




The historical financial information for periods prior to May 1, 2002, has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

JENNISON GROWTH


....seeks long-term growth of capital.


-  MARKET ENVIRONMENT

Over the past year, we generally have found the most attractive risk/reward opportunities in the market were with companies that would benefit from improving economic fundamentals, as well as their own company-specific advances. While business trends have gradually improved throughout the year for many of the companies in the portfolio, the market overall has been disappointed with the pace of corporate profit recovery. Most recently, during the summer and early fall, the market had given up on its hope for a recovery. Indeed, it is fair to say that much of the decline in the value of the stocks in the portfolio can be attributed to the market's fear of a "double-dip" recession. Despite all the uncertainties, we believe the worst is behind us in the market, and have positioned the portfolio, as always, with what we think are the most attractive risk/reward opportunities in the market.

-  PERFORMANCE

For the year ended December 31, 2002, Jennison Growth underperformed its benchmark, the Standard and Poor's 500 Composite Stock Index, which returned (22.09)%.

-  STRATEGY REVIEW

Earlier in the year, we sold several of our winners in the energy, materials, and industrials sectors, and have opportunistically added companies with much better secular growth potential. As mentioned, we have added select stocks in the information technology and health care sectors. Many of these technology companies are below the radar screen of most investors, have unique company specific dynamics, and were trading at very compelling valuations. In the health care sector, we have specifically purchased several pharmaceutical and bio-pharmaceutical companies at extremely attractive valuations.


As an example, two of our top performers, Amgen Inc. ("Amgen") and Abbott Laboratories ("Abbott"), have come from our opportunistic purchases in the depressed pharmaceutical industry. Amgen's two latest earnings reports beat analysts' expectations due to strong sales for a variety of its products, and the company also raised its future sales growth estimates. Helping Abbott's performance was the Food & Drug Administration's ("FDA") approval for the company to continue selling its thyroid disorder remedy, Synthroid, which has been on the market for 40 years. The FDA had previously required Abbott to restrain its sales until a review of Synthroid was completed. On the negative side, our cable stocks did not perform well, particularly during the first part of the year. Valuations in the industry have retreated from lofty past levels, and market assumptions concerning the rate of the industry's digital rollout have been reduced. What is more, Adelphia Communications Corporation's (which the portfolio did not own) announcement of $2.3 billion in off-balance sheet debt shattered investor confidence in the sector.

-  OUTLOOK

It does appear that we are in the process of forming a market bottom. The slow pace of profit recovery, coupled with only average valuations for the market, could restrain the upside for the overall market. However, we are stock-pickers, building the portfolio opportunistically as we find stocks that offer the most compelling risk/reward scenario. Individually picking stocks is the key to our success, and, we believe, we can expect to find more opportunistic value investments in these turbulent markets.


/s/ Michael A. Del Balso

MICHAEL A. DEL BALSO

Jennison Growth
Portfolio Manager


Prior to May 1, 2002, the portfolio was part of the Endeavor Series Trust.


The views expressed in this commentary on Jennison Growth reflect those of the portfolio manager through the year ended December 31, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

JENNISON GROWTH


....we are stock-pickers, building the portfolio opportunistically as we find stocks that offer the most compelling risk/reward scenario.

[JENNISON ASSOCIATES LOGO]

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. Jennison Growth and the Standard and Poor's 500 Composite Stock Index.


[Graph 20] Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard and Poor's 500 Composite Stock Index (S&P) over the same time frame.


                               Portfolio         S&P Index
Inception 11/8/96             $   10,000        $   10,000
Period Ended 12/31/96         $   10,060        $   10,080
FYE 12/31/97                  $   11,751        $   13,442
FYE 12/31/98                  $   12,360        $   17,283
FYE 12/31/99                  $   12,952        $   20,919
FYE 12/31/00                  $   11,452        $   19,016
FYE 12/31/01                  $    9,328        $   16,758
FYE 12/31/02                  $    6,461        $   13,056

*        Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge. Please see page_.


FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Microsoft Corporation                            3.6%
Amgen Inc.                                       3.1%
Wal-Mart Stores, Inc.                            2.8%
Viacom, Inc. - Class B                           2.8%
American International Group, Inc.               2.8%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Pharmaceuticals                                 14.0%
Computer & Office Equipment                      8.2%
Security & Commodity Brokers                     5.3%
Electronic Components & Accessories              5.0%
Oil & Gas Extraction                             4.7%


EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.




This material must be preceded or accompanied by the Fund's current prospectus.



The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Jennison Growth Portfolio of Endeavor Series Trust. Jennison Associates LLC has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different firm managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that firm.

AMERICAN CENTURY INTERNATIONAL


....seeks long-term growth of capital.


-  MARKET ENVIRONMENT

This has been another challenging year for international investors, with the world's markets again dominated by volatility and uncertainty. Although there were some signs of recovery earlier in the year, these were overwhelmed by corporate accounting scandals, weak growth in the U.S. economy and declining confidence among businesses and consumers. In addition, terrorism and the threat of war in Iraq cast a pall over investor sentiment.

-  PERFORMANCE

For the year ended December 31, 2002, American Century International underperformed its benchmark, the Morgan Stanley Capital International (EAFE) Index ("MSCI (EAFE)"), which returned (15.66)%.

-  STRATEGY REVIEW

In such a volatile period, companies that were well positioned to withstand economic uncertainty fared best. While non-cyclicals declined overall, food and beverage companies, the portfolio's second-largest sector, advanced and registered the period's best performance.

Two of the portfolio's larger holdings, Reckitt Benckiser PLC, a consumer products company in the United Kingdom, and Croupe Danone SA, the world's largest yogurt maker and the bottler of Evian water in France, produced positive results.

Our search for steady earnings and reliable growth also led to an increased stake in the health care sector, particularly pharmaceutical companies such as Switzerland's Novartis AC, which is Europe's third-biggest pharmaceutical, and has a solid and diverse pipeline of medicines.

We decreased our holdings in the consumer cyclical sector as consumers slowed down purchases of some discretionary items. In the automotive sector, sales have remained relatively strong, but profit margins have declined as companies offer incentives to stimulate demand. We eliminated Volkswagen AC, Hyundai Motor Company Limited, Bayerische Motoren Werke AC ("BMW") and Honda Motor Co., Ltd. We retained Japan's Nissan Motor Co., Ltd., however, because of its success in cutting costs and selling new models.

Economic uncertainty and volatile markets diminished the financial sector, one of American Century International's largest stakes and the MSCI (EAFE)'s heaviest weighting.

Banks, which accounted for a significant portion of the portfolio, declined partly on concern that slowing economic growth would hamper lending and increase bad debts. These concerns led us to eliminate banks with diminishing potential for acceleration, including Deutsche Bank Financial Inc. ("Deutsche Bank"), one of the period's biggest detractors. As the markets fell, the value of Deutsche Bank's equity holdings and its investment banking business both declined.

Banks remained one of the portfolio's largest industry stakes, however, because we found acceleration among those that make relatively low-risk retail loans, and have strong balance sheets with less exposure to equity markets.

-  OUTLOOK

Many businesses around the world have struggled during the past several years, but we are beginning to see signs of recovery in several industries with indications that the investment environment is stabilizing.


In both bull and bear markets, we believe detailed and exhaustive research of individual companies is the best way to build a portfolio. Regardless of the economic environment, we plan to maintain our discipline, focus and long-term view of investing.


/s/ Henrik Strabo                                              /s/ Mark Kopinski

HENRIK STRABO                                                  MARK KOPINSKI

                         American Century International
                               Portfolio Managers

Prior to March, 2002, American Century International was named International Equity.


The views expressed in this commentary on American Century International reflect those of the portfolio managers through the year ended December 31, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

AMERICAN CENTURY INTERNATIONAL


Many businesses around the world have struggled during the past several years, but we are beginning to see signs of recovery in several industries with indications that the investment environment is stabilizing.


[AMERICAN CENTURY LOGO]


Comparison of change in value of $10,000 investment in AEGON/Transamerica Series Fund, Inc. American Century International and the Morgan Stanley Capital International (EAFE) Index.


[Graph 21] Mountain graph depicting the change in value of a $10,000 investment in the portfolio since Inception versus the Morgan Stanley Capital International (EAFE) Index over the same time frame.


                                                    MSCI
                               Portfolio            EAFE
Inception 1/2/97              $   10,000        $   10,000
Period Ended 12/31/98         $   10,750        $   10,206
FYE 12/31/98                  $   12,131        $   12,281
FYE 12/31/99                  $   15,158        $   15,633
FYE 12/31/00                  $   12,886        $   13,451
FYE 12/31/01                  $    9,866        $   10,599
FYE 12/31/02                  $    7,776        $    8,939



*        Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge. Please see the quarterly subaccount performance beginning on page 220.


FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Total Fina Elf SA                                          2.5%
Vodafone Group PLC                                         2.5%
Royal Dutch Petroleum Company - NY Registered Shares       2.1%
Royal Bank of Scotland Group PLC (The)                     2.1%
ENI - Ente Nazionale Idrocarburi                           2.1%


FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Commercial Banks                                          13.5%
Pharmaceuticals                                            8.7%
Telecommunications                                         8.3%
Oil & Gas Extraction                                       6.8%
Chemicals & Allied Products                                6.1%


EQUITY MATRIX

BLEND: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.



This material must be preceded or accompanied by the Fund's current prospectus.

International investing involves risks that include currency fluctuations, political instability, and different accounting standards.

GE U.S. EQUITY

....seeks long-term growth of capital.


-  MARKET ENVIRONMENT

There is no question that the accounting scandals have had a big negative impact on investor confidence. In addition to the Enron Corp. ("Enron") debacle, several other high profile scandals including potential misappropriation of company funds at Tyco International Ltd. ("Tyco") and possible accounting fraud at WorldCom, Inc. ("WorldCom") have triggered investors' fears regarding U.S. companies. Corporate governance is an issue of increasing importance. Boards of Directors are being scrutinized for independence following several high profile lapses in oversight. While "visibility of earnings" was the mantra in recent years, "credibility of earnings" has quickly supplanted this notion. The trust and confidence in standard financial information has been called into question and a number of regulatory changes appear to be in the offering.

The portfolio has not been impacted by the accounting scandals to date. The portfolio did not own Enron or Worldcom, and owned a very small position in Tyco. That said, in our due diligence process, we make every attempt to assess company management teams along with their balance sheets and other financials, but it is obviously very difficult to uncover fraudulent behavior.

-  PERFORMANCE

For the year ended December 31, 2002, GE U.S. Equity outperformed its benchmark, the Standard and Poor's 500 Composite Stock Index, which returned (22.09)%.

-  STRATEGY REVIEW

The portfolio benefited from solid stock selection in several sectors including technology, healthcare, industrials, energy, telecommunications and utilities. In most of these sectors, good stock selection included avoiding many of the companies that did poorly over the period in addition to selecting companies that had better relative performance.

Relative performance in the technology sector was driven by better industry performance in the portfolio in several groups such as software, communications equipment, and computers. Intuit Inc., a software company best known for its Turbo-Tax and Quicken products was up for the year. In healthcare, better relative performance from healthcare provider stocks such as Cardinal Health, Inc., Lincare Holdings Inc., and UnitedHealth Group Incorporated helped performance. In addition, several pharmaceutical holdings including Johnson & Johnson, Merck & Co., Inc., and Pharmacia Corporation contributed to relative performance over the period. In the telecommunications services sector, better relative performance in the diversified telecommunications and the wireless industries drove positive contribution from this area. An underweighting of the utilities sector was the primary driver to better performance than the benchmark as the sector was down more than 30% over the year. A few electric utility companies including Entergy Corporation, Exelon Corporation, and Constellation Energy Group, Inc. all posted positive absolute performance amid a difficult environment.

-  OUTLOOK

Following three straight down years, we believe the market is obviously overdue for a recovery and expect a modest positive return as corporate earnings slowly recover later in the year. Uncertainty relating to terrorism and other geopolitical concerns will probably limit the upside potential of the market and result in a continuing period of above average volatility. This is the kind of environment where stock selection, driven by strong fundamental research, should pay off with good returns relative to the benchmark.


/s/ EUGENE K. BOLTON

GE U.S. Equity
Portfolio Manager





The views expressed in this commentary on GE U.S. Equity reflect those of the portfolio manager through the year ended December 31, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

GE U.S. EQUITY


While "visibility of earnings" was the mantra in recent years, "credibility of earnings" has quickly supplanted this notion.


[GE ASSET MANAGEMENT LOGO]


Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. GE U.S. Equity and the Standard and Poor's 500 Composite Stock Index.


[Graph 22]


Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's 500 Composite Stock Index (S&P) over the same time frame.


                               Portfolio         S&P Index
Inception 1/2/97              $   10,000        $   10,000
Period Ended 12/31/97         $   12,701        $   13,335
FYE 12/31/98                  $   15,606        $   17,146
FYE 12/31/99                  $   18,479        $   20,753
FYE 12/31/00                  $   18,333        $   18,865
FYE 12/31/01                  $   16,705        $   16,625
FYE 12/31/02                  $   13,397        $   12,952


*        Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge. Please see the quarterly subaccount performance beginning on page 220.


FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Citigroup Inc.                                        4.6%
Microsoft Corporation                                 3.3%
Exxon Mobil Corporation                               3.1%
Pfizer Inc.                                           3.0%
First Data Corporation                                2.9%


FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Pharmaceuticals                                      13.3%
Commercial Banks                                     10.6%
Computer & Data Processing Services                   5.9%
Business Services                                     4.8%
Communication                                         4.6%


EQUITY MATRIX

BLEND: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.



This material must be preceded or accompanied by the Fund's current prospectus.

J.P. MORGAN ENHANCED INDEX


 ...seeks total return modestly in excess of the total return performance of the S&P 500 Index.


-  MARKET ENVIRONMENT

During the first half of the year, lack of investor confidence in corporate America took its toll on the stock market. Markets began the last quarter of 2002 in a gloomy mood, falling to new multi-year lows in early October amid renewed evidence of economic weakness and widespread company profit warnings. Stocks then rallied strongly off of their October lows, as actual earnings slightly exceeded investors' diminished forecasts. Stocks gained, in addition, from an aggressive easing of monetary policy by the Federal Reserve Board. Unfortunately, however, half of the market's October-November gains were reversed before year-end. Evidence of economic softness was widespread in the last quarter.

-  PERFORMANCE

For the year ended December 31, 2002, J.P. Morgan Enhanced Index underperformed its benchmark, the Standard and Poor's 500 Composite Stock Index, which returned (22.09)%.

-  STRATEGY REVIEW

Strong stock selection within the health services and systems, capital markets, and system hardware sectors benefited performance while difficulties in finance, consumer cyclical, and software and services detracted from performance. At the security level, overweights in Countrywide Credit Industries, Inc., Aetna Inc., and Tribune Company positively impacted performance. Alternatively, overweights in FleetBoston Financial Corporation, Kohl's Corporation and The Coca-Cola Company detracted from results.

-  OUTLOOK

Stock prices, although hardly cheap on a valuation basis, are considerably less expensive than they were a few years ago. While geopolitical risks are a wild card, and are likely to keep investors cautious in the near term, we believe, a resolution of current problems would likely turn 2003 into the first positive year in the past four years for U.S. equity investors.


J.P. MORGAN INVESTMENT MANAGEMENT, INC.

J.P. Morgan Enhanced Index
Portfolio Manager


Prior to May 1,2002, the portfolio was part of the Endeavor Series Trust and was named the Endeavor Enhanced Index Portfolio.




The views expressed in this commentary on J.P. Morgan Enhanced Index reflect those of the portfolio manager through the year ended December 31, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

J.P. MORGAN ENHANCED INDEX

Stock prices, although hardly cheap on a valuation basis, are considerably less expensive than they were a few years ago.


[JPMORGAN LOGO]


Comparison of change in value of $10,000 investment in AEGON/Transamerica Series Fund, Inc. J.P. Morgan Enhanced Index and the Standard and Poor's 500 Composite Stock Index.


[Graph 23]


Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's 500 Composite Stock Index (S&P) over the same time frame.

                               Portfolio         S&P Index
Inception 5/2/97              $   10,000        $   10,000
Period Ended 12/31/97         $   12,290        $   12,255
FYE 12/31//98                 $   16,148        $   15,757
FYE 12/31/99                  $   19,079        $   19,073
FYE 13/31/00                  $   16,996        $   17,338
FYE 12/31/01                  $   14,960        $   15,279
FYE 12/31/02                  $   11,281        $   11,903

*        Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge. Please see the quarterly subaccount performance beginning on page 220.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Microsoft Corporation                                 4.0%
General Electric Company                              3.0%
Citigroup Inc.                                        2.9%
Exxon Mobil Corporation                               2.2%
Wal-Mart Stores, Inc.                                 2.1%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Pharmaceuticals                                      10.1%
Commercial Banks                                      8.1%
Computer & Data Processing Services                   5.6%
Computer & Office Equipment                           5.3%
Chemicals & Allied Products                           5.2%


EQUITY MATRIX

BLEND: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.


MEDIUM CAPITALIZATION: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks in terms of market value.









This material must be preceded or accompanied by the Fund's current prospectus.

The historical financial information for periods prior to May 1, 2002, has been derived from the history of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust.

THIRD AVENUE VALUE


....seeks long-term capital appreciation.

-  MARKET ENVIRONMENT

Although 2002 was one of the most difficult periods in the securities markets that money managers have ever faced, we recognize that the market decline relates to a relatively short period of time. The current bear market, which has resulted in price reductions for almost all publicly traded securities, has adversely affected virtually all money managers. The quality of the existing portfolio should be a main factor in determining future performance for the portfolio, not necessarily the past performance, whether it be good or bad. For long-term fundamental investors like Third Avenue Value, the general market is relatively unimportant. In the long run, the performance of Third Avenue Value will be driven by the merits of the investments not by general market considerations.

-  PERFORMANCE

We are pleased with the present quality of the portfolio, which rebounded well in the fourth quarter ending December 31, 2002. For the year ended December 31, 2002, Third Avenue Value outperformed its benchmark, the Standard and Poor's 500 Composite Stock Index, which returned (22.09)%.

-  STRATEGY REVIEW

We measure portfolio quality by looking at the probabilities that permanent impairments of the businesses in which we have invested on a longer-term basis will or will not occur. Permanent impairments occur when a company loses a strong financial position, when an industry becomes obsolete, or when management shows signs that it is incompetent, corrupt, or both. The majority of the companies whose securities we hold are well managed and strongly financed, with little need to access unpredictable capital markets to maintain liquidity or sustain growth. To the extent that these companies do need access to capital markets, they tend to be able to control the timing of entering the markets to their advantage. While names such as Arch Capital Group Inc., Leucadia National Corporation and Tejon Ranch Co. contributed positively to performance during the year, severe market depreciation from holdings such as AVX Corporation, Credence Systems Corporation, KEMET Corporation and Instinet Group Incorporated offset them to some extent. We are still optimistic about the prospects for these companies because each of them fit our investment criteria of "what is safe and under-priced". We define "safe" as companies with strong financial positions, competent management, and understandable businesses, and "under-priced" as companies whose securities trade at a discount to their private market or takeover values. Exceptional financial strength should enable the companies to endure even the harshest of economic conditions.

-  OUTLOOK

We continue to believe the quality of Third Avenue Value is solid and that the common stocks held in the portfolio appear priced at substantial discounts to those companies' business values. This should provide some downside protection, as well as a foundation for longer-term growth. While carefully monitoring our existing positions, we continue to focus on finding additional investment opportunities, which meet our "safe and under-priced" criteria and will, we believe, achieve long-term growth into the future.

/s/ Martin J. Whitman                                            /s/ Yang Lie
  MARTIN J. WHITMAN                                                YANG LIE

                               Third Avenue Value
                               Portfolio Managers

The views expressed in this commentary on Third Avenue Value reflect those of the portfolio managers through the year ended December 31, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

THIRD AVENUE VALUE

We continue to believe the quality of Third Avenue Value is solid and that the common stocks held in the portfolio appear priced at substantial discounts to those companies' business values.


[THIRD AVENUE VALUE LOGO]


Comparison of change in value of $10,000 investment in AEGON/Transamerica Series Fund, Inc. Third Avenue Value and the Standard and Poor's 500 Composite Stock Index.


[Graph 24]


Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard and Poor's 500 Composite Stock Index (S&P) over the same time frame.


                               Portfolio         S&P Index
Inception 01/2/98             $   10,000        $   10,000
Period Ended 12/31/98         $    9,316        $   12,858
FYE 12/31/99                  $   10,780        $   15,563
FYE 12/31/00                  $   14,604        $   14,147
FYE 12/31/01                  $   15,505        $   12,467
FYE 12/31/02                  $   13,665        $    9,713


*        Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge. Please see the quarterly subaccount performance beginning on page 220.


FIVE LARGEST HOLDINGS (% OF NET ASSETS)

U.S. Treasury Note 3.25%, due 12/31/03               10.1%
U.S. Treasury Note 2.13%, due 10/31/04               10.0%
Arch Capital Group Inc.                               3.5%
Toyota Industries Corporation                         2.9%
Forest City Enterprises, Inc. - Class A               2.9%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

U.S. Government Obligations                          20.1%
Insurance                                            13.7%
Electronic Components & Accessories                   6.5%
Communications Equipment                              6.0%
Electronic & Other Electric Equipment                 5.7%


EQUITY MATRIX

VALUE: An investment style that focuses on stocks, which a Portfolio Manager thinks are currently depressed in price and will eventually have their worth recognized by the market. When and if the share price recovers, the manager attempts to gain a profit.


SMALL CAPITALIZATION: Smallest 80% of the top 5,000 U.S. stocks in terms of market value.





This material must be preceded or accompanied by the Fund's current prospectus.

Small-cap securities involve certain risks described in the prospectus that should be considered carefully before investing. Companies with small capitalization have the potential for greater volatility than companies with large capitalization. The limited volume and trading frequency of small-capitalized stocks may result in substantial price deviation. Further, companies with small capitalization may experience more significant growth and failure rates than companies with large capitalization.

CAPITAL GUARDIAN GLOBAL


....seeks long-term growth of capital and income.


-  MARKET ENVIRONMENT

It was another year of sharp declines for the world's major equity markets, although a substantial rally in October and November helped stocks in all of the G-7 economies, except Japan, post solid gains in the fourth quarter. Several of the industries that faced the strongest headwinds in 2002 - including technology, telecommunications, media, and insurance - came back strongly. Retail, consumer staples, consumer discretionary, and certain industrial stocks had negative returns or lagged market averages. The euro rose more than 5% in the fourth quarter against the U.S. dollar and the Yen was also stronger.

The U.S. Federal Reserve Board cut short-term interest rates in early November as the U.S. economy remained sluggish, albeit stronger than Europe and Japan. U.S. Gross Domestic Product growth for the third quarter was revised sharply upward, helping quell fears of a double-dip recession. However, manufacturing remained weak and unemployment edged higher. With profit worries reduced and recession fears allayed, stocks climbed higher. Those more closely tied to an economic recovery generally provided the best results.

The European Central Bank made its long-awaited decision on its monetary policy, cutting short-term rates 50 basis points. The large euro-zone economies, particularly Germany, continued to slow, business confidence waned, and governments faced serious fiscal shortfalls. Mergers, executive dismissals, government bailouts, and rights offerings all punctuated a difficult period for struggling companies in insurance and finance, telecommunications, and various industrial areas. European insurance stocks, which suffered in 2002 from exposure to capital markets losses, natural disasters, and terrorism, rebounded strongly along with other capital markets-related firms despite reporting sizeable losses.

Japan's newly appointed head bank regulator heaped an unusual amount of public criticism on the country's troubled banking sector, though his plan for dealing with the banks' nonperforming loans was considerably watered down by conservative factions of the ruling party. Nevertheless, reform rhetoric raised extreme possibilities such as nationalization and sent shares of the large banks (and companies associated with them) sharply lower.

-  PERFORMANCE

For the year ended December 31, 2002, Capital Guardian Global slightly outperformed its benchmark, the Morgan Stanley Capital International World Index, which returned (19.54)%.

-  STRATEGY REVIEW

Despite a fourth quarter rally in equity markets worldwide, the portfolio ended the year only slightly ahead of its benchmark. With the portfolio positioned for continued economic growth, weakness in the global economy throughout the second and third quarters hurt results. Semiconductor-related companies and others in the information technology group detracted from portfolio performance as did holdings in large global media companies. European financials - particularly insurance and reinsurance, but also investment banks - were detrimental to returns as these companies faltered along with poor equity and corporate bond markets, though operating earnings at many insurance companies improved with higher premium income. U.S.-based money center banks held back returns, although stock selection remained strong among U.S. diversified financials. Positions in the major pharmaceutical stocks also hurt performance, though several health-care-related stocks were additive.

-  OUTLOOK

The possibility of war in Iraq is having a negative impact on equities and oil prices. Markets loath uncertainty, and geopolitical concerns will likely put a damper on stock prices for the time being. Still, we continue to believe the world economy is recovering, though that recovery is still fairly weak and dependent on U.S. growth. Corporate profits and free cash flow are improving, balance sheet repair is making headway, and dividend yields are attractive in many regions of the world. Against a backdrop of relatively accommodating central bank policies, we believe global equity markets will exhibit modest earnings growth going forward and that dividends will play a much greater role than multiple expansion.



CAPITAL GUARDIAN TRUST COMPANY
Capital Guardian Global
Portfolio Manager


Prior to May 1, 2002, the portfolio was part of the Endeavor Series Trust.


The views expressed in this commentary on Capital Guardian Global reflect those of the portfolio manager through the year ended December 31, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

CAPITAL GUARDIAN GLOBAL

Still, we continue to believe the world economy is recovering, though that recovery is still fairly weak and dependent on U.S. growth.


[CAPITAL GUARDIAN LOGO]


Comparison of change in value of $10,000 investment in AEGON/Transamerica Series Fund, Inc. Capital Guardian Global and the Morgan Stanley Capital International World Index.


[Graph 25]


Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Morgan Stanley Capital International World Index over the same time frame.


                               Portfolio        MSCI World
Inception 02/3/98             $   10,000        $   10,000
Period Ended 12/31/98         $   10,660        $   12,139
FYE 12/31/99                  $   15,760        $   15,215
FYE 12/31/00                  $   13,331        $   13,250
FYE 12/31/01                  $   11,950        $   11,061
FYE 12/31/02                  $    9,617        $    8,899


 * Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge. Please see page_.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Vodafone Group PLC                                    2.7%
AstraZeneca PLC                                       2.6%
Pfizer Inc.                                           2.6%
Royal Dutch Petroleum Company                         2.3%
Sanofi-Synthelabo                                     2.3%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Pharmaceuticals                                      12.4%
Telecommunications                                    9.4%
Commercial Banks                                      6.5%
Industrial Machinery & Equipment                      5.5%
Insurance                                             4.4%



EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.



This material must be preceded or accompanied by the Fund's current prospectus.

International investing involves risks that include currency fluctuation, political instability, and different accounting standards.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian Trust Company has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different firm managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that firm.

CLARION REAL ESTATE SECURITIES

....seeks long-term total return.


-  MARKET ENVIRONMENT

Real Estate Investment Trusts ("REITs") rode the market roller coaster in 2002. After advancing nearly 14% in the first six months of the year, only to succumb in the second half due to negative trends of the broad equity markets and increasing concern of a slump in real estate demand. Clarion Real Estate Securities finally finished the year up almost 4%. After six months of positive returns to start the year, REITs were caught in the severe downdraft of the equity markets in July. We have previously commented that in the short term, real estate securities can behave like stocks in that they are impacted by sharp swings in the broad market. Selling pressure again in September and October re-tested the low prices of July. However, value ultimately won out, and REITs closed the year with a rally beginning in mid-October.

-  PERFORMANCE

For the year ended December 31, 2002, Clarion Real Estate Securities slightly under-performed its benchmark, the Morgan Stanley REIT Index ("MS REIT"), which returned 3.64%.

- STRATEGY REVIEW

Real estate stocks outperformed the broad stock market averages for the third year in a row. This year, however, it was less about spectacular returns for REITs, but more a function of the bad overall market. The MS REIT gained 3.64% as the Standard and Poor's 500 Composite Stock Index ("S&P 500") declined (22.09)%.

During the year, REITs continued to garner an increasing share of investors' attention and asset allocation. The sector continues to expand at a slow but consistent rate. As a result, we believe, several more companies will be added to the S&P 500 in 2003.

Once again there was significant variation in performance across property sectors. In 2001, the major driver of performance was yield. In 2002, the major driver was earnings stability (or lack thereof). Apartments, office, hotels, manufactured home communities, and storage all had double-digit negative revisions to their 2002 earnings estimates and were the worst-performing property types. Malls, shopping centers (including outlets), industrial and health care, which had relatively stable earnings outlooks, were the year's best-performing sectors.

Though there has been some pressure on revenues and earnings, the real estate companies have been able to weather an extremely difficult environment quite well, thanks to strong balance sheets.

How secure are dividends? In 2002, only eight companies out of 98 in the Wilshire Real Estate Securities Index cut dividends. Sixty-three companies actually increased their dividends, and another twenty-six held their payout level constant. That is a very good record, given the tough underlying real estate market conditions.

-  OUTLOOK

Short term, we believe another solid but unspectacular year is ahead for REITs. Despite a lot of press about dividend cuts, we believe REIT dividends are generally secure. Therefore, we start with a positive outlook, plus whatever stock price appreciation may come. We believe earnings will be essentially flat this year (-0.5% on a weighted average basis across all sectors) given the continued weak real estate market fundamentals. As a result, the portfolio, we believe, may eke out only high single-digit returns next year.

Long term, we expect the benefits of investing in a real estate securities portfolio to continue. With its compelling dividend, total return potential and low correlation to the broad market, real estate securities are an attractive diversification vehicle in an uncertain market environment.



/s/ T. Ritson Ferguson                                     /s/ Joseph P. Smith

 T. RITSON FERGUSON                                            JOSEPH P. SMITH

                         Clarion Real Estate Securities
                               Portfolio Managers

Prior to May 1, 2002, Clarion Real Estate Securities was named J.P. Morgan Real Estate Securities and was managed by J.P. Morgan Investment Management Inc.


The views expressed in this commentary on Clarion Real Estate Securities reflect those of the portfolio managers through the year ended December 31, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

CLARION REAL ESTATE SECURITIES

In 2002, only eight companies out of 98 in the Wilshire Real Estate Securities Index cut dividends.

                                                   [CLARION CRA SECURITIES LOGO]

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc.

Clarion Real Estate Securities and the Morgan Stanley REIT
Index.


[GRAPH 26]        Mountain graph depicting the change in value of a $10,000
                  investment in portfolio since inception versus the Morgan
                  Stanley REIT Index over the same time frame.

                                                        Morgan Stanley
                                           Portfolio         REIT
               Inception 5/1/98             $10,000        $10,000
               Period Ended 12/31/98        $ 8,507        $ 8,677
               FYE 12/31/99                 $ 8,186        $ 8,282
               FYE 12/31/00                 $10,611        $10,502
               FYE 12/31/01                 $11,784        $11,849
               FYE 12/31/02                 $12,208        $12,280


* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge. Please see the quarterly subaccount performance beginning on page 220.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
ProLogis Trust                                5.0%
Regency Centers Corporation                   4.5%
General Growth Properties, Inc.               4.5%
Simon Property Group, Inc.                    4.4%
Liberty Property Trust                        4.4%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Office Property                              18.5%
Apartments                                   16.5%
Regional Malls                               15.3%
Diversified                                  13.6%
Shopping Centers                             13.1%


EQUITY MATRIX

VALUE: An investment style that focuses on stocks, which a Portfolio Manager thinks are currently depressed in price and will eventually have their worth recognized by the market. When and if the share price recovers, the manager attempts to gain a profit.


MEDIUM CAPITALIZATION: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

Because non-diversified funds invest a substantial proportion of their assets in a limited number of securities within a specific industry, they may suffer greater volatility as a result of an economic, political, or regulatory event than diversified funds would. Risks associated with Real Estate Investment Trusts include fluctuations in the value of real estate, extended vacancies, and uninsured damage losses from natural disasters.

MFS HIGH YIELD

....seeks to provide high current income.

-  MARKET ENVIRONMENT

The past year was a challenging one for high-yield bonds, exemplified by several factors: default rates that hovered around 10% for the second year in a row, a situation not seen since 1990-1991; downgraded debt that outpaced new issues by a 2-to-1 margin, and efforts by many corporations to reign in their debt obligations to improve their balance sheets. The result was a reduction in demand for high-yield bonds, which led to a decline in prices.

A host of factors contributed to these concerns. Many companies whose bonds trade in the high-yield market had become highly leveraged in the late 1990s in an effort to expand their businesses, but got caught by the economic contraction of 2001. Others became "fallen angels." These were companies that issued investment-grade debt during the expansion phase of their cycles, only to have it downgraded to high-yield debt ratings. Meanwhile, highly publicized accounting scandals rocked utilities giant Enron Corp. and telecommunications leader WorldCom, Inc., contributing to a sell-off in the utilities and telecommunications sectors and to broad erosion of investor confidence across the high-yield market.

Prior to the late 1990s, companies in the utilities and telecommunications sectors were generally seen as conservative, steady businesses. Many then tried to reinvent themselves as growth businesses by adding capacity in the hope that the booming economy of the time would lead to an increase in demand. However, the onset of the economic downturn in 2001 created excess capacity for many of these companies and put downward pressure on prices throughout 2002.

-  PERFORMANCE

For the year ended December 31, 2002, MFS High Yield outperformed its benchmark, the Lehman Brothers High Yield Bond Index, which returned (1.41)%.

-  STRATEGY REVIEW

Early in the year, we eliminated from the portfolio positions in telecommunications, one of the hardest hit sectors during the past twelve months. Instead, we focused our buying on economically sensitive issues that we felt would benefit from an improving economy. We sought companies that, in our view, have taken the right steps to survive a period of slow economic growth: they have cut costs substantially, trimmed inventory levels, and worked on improving their operating models. Television and radio broadcasters also attracted our interest, making media our largest sector concentration. In this area, an industry that appears to have reached a trough, we sought companies that were well managed and continued to generate positive cash flows.

The portfolio's performance was held back by its holdings in the cable television industry and in particular by its position with Adelphia Communications Corporation, as several of the company's senior executives were found guilty of fraud in 2002. The sector overall suffered because of increased competition from direct broadcast companies like EchoStar Communications Corporation and DIRECTV, Inc.

-  OUTLOOK

Looking ahead at the high-yield market in 2003, we feel that the worst is behind us and that the economic recovery is underway. We will caution, however, that the high-yield market may continue to experience volatility in the months ahead.

The high-yield market does stand to benefit from an expected improvement in the supply-demand imbalance in the marketplace. For example, there were substantial inflows into high-yield bonds beginning in the fourth quarter of 2002, and we expect that to continue. And while demand has increased, supply has not kept pace, as companies have tried to reign in debt under the glare of investor scrutiny. In addition, we believe that the debt default rate has already peaked and is poised to improve. For these reasons, as of the end of 2002, we believe that high-yield bonds are attractive relative to other sectors of the fixed-income market.



/s/ Bernard Scozzafava

BERNARD SCOZZAFAVA
MFS High Yield
Portfolio Manager

Prior to May 1,2002, the portfolio was part of the Endeavor Series Trust, and was named the Endeavor High Yield Portfolio.

The views expressed in this commentary on MFS High Yield reflect those of the portfolio manager through the year ended December 31,2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

MFS HIGH YIELD

The high-yield market does stand to benefit from an expected improvement in the supply-demand imbalance in the marketplace.

                                                [MFS INVESTMENT MANAGEMENT LOGO]

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. MFS High Yield and the Lehman Brothers High Yield Bond Index.

[GRAPH 27]        Mountain graph depicting the change in value of a $10,000
                  investment in the portfolio since inception versus the Lehman
                  Brothers High Yield Bond Index (LB Bond) over the same time frame.

                                           Portfolio       LB Bond
               Inception 6/1/98             $10,000        $10,000
               Period Ended 12/31/98        $ 9,690        $ 9,783
               FYE 12/31/99                 $10,254        $10,017
               FYE 12/31/00                 $ 9,723        $ 9,430
               FYE 12/31/01                 $10,091        $ 9,928
               FYE 12/31/02                 $10,300        $ 9,788

* Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 -1-800-596-5323
- http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge. Please see page_.


FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Morgan Stanley Tracers - 144A 9.41%, due 12/15/12              4.5%
Unisys Corporation 8.13%, due 06/01/06                         1.6%
Park Place Entertainment Corporation 8.13%, due 05/15/11       1.5%
American Standard Inc. 7.38%, due 02/01/08                     1.5%
HCA Inc. 7.88%, due 02/01/11                                   1.5%

FIXED INCOME MATRIX

FIXED INCOME: Average duration equal to or greater than 3.5 years, but less than or equal to 6 years.

LOW QUALITY: Average credit rating lower than BBB.

This material must be preceded or accompanied by the Fund's current prospectus.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.

JANUS GROWTH II

....seeks growth of capital.

-  MARKET ENVIRONMENT

Fear was in abundance during the year as the markets reacted to accounting irregularities, corporate scandals and tensions in the Middle East by sending stocks to their lowest levels in nearly six years. Underpinning the pessimism was a "stop and start" economic recovery whose few signs of strength were limited to housing and automobile sales. Surprisingly, even as consumer confidence, retail sales and manufacturing experienced alarming drops late in the period, stocks moved dramatically higher. Better-than-expected company earnings and a 50-basis-point rate cut by the Federal Reserve Board seemed to lift investor's spirits. However, these gains were almost as quickly given back as rising oil prices and geopolitical tensions spooked investors.

-  PERFORMANCE

For the year ended December 31, 2002, Janus Growth II underperformed its benchmark, the Standard and Poor's 500 Composite Stock Index, which returned (22.09)%

-  STRATEGY REVIEW

Our relative underperformance during the year can be summed up in three words:
Cisco Systems, Inc. ("Cisco"). We began trimming our holdings in the computer-networking equipment maker during the third quarter after specific fundamental and anecdotal data suggested the company faced further business challenges ahead. Unfortunately, we sold a large block of stock just before Cisco's shares jumped more than 40% higher. To say this decision was ill-timed is an understatement. However, we feel somewhat vindicated by the fact that Cisco later lowered its fourth-quarter earnings forecast, confirming our initial outlook for the company.

Longtime holding Liberty Media Corporation ("Liberty") also worked against us. The cable and media giant has been a laggard for most of the year. However, Liberty showed renewed vigor late in the period as investor sentiment surrounding cable companies and the prospects for advertising spending brightened considerably.

Companies that positively impacted our performance included Forest Laboratories, Inc. ("Forest Labs") and eBay Inc. ("eBay"). Forest Labs benefited from a healthcare industry that proved resilient for most of the year as well as strong sales of its anti-depressant Celexa and a positive reception for its successor, Lexapro.

Meanwhile, the world's biggest online commerce company, eBay, reported solid results for its recent quarter. Though waning consumer spending may present some challenges, the company's category expansion strategy, namely in its automobile and real estate segments as well as in its international businesses, should create solid future growth prospects.

-  OUTLOOK

We are continuing to emphasize companies that, first and foremost, can meet or beat their earnings expectations. Those with substantial cash flow, compelling valuations and share buyback programs in place, also make our list. While we are scouring the globe looking for businesses with solid growth prospects, we are finding that they are few and far between. For this reason, the portfolio's cash position is hovering in the 12% to 15% range, a level we intend to maintain until we gain some confidence the economy is indeed on the road to recovery.

We believe the economy would be well along that road if not for the looming threat of a U.S. war with Iraq. Even though consumers possess the income, they have grown increasingly cautious in their spending habits. Companies, too, are more cautious. In this short-term-oriented market environment, we are pleased to see the portfolio's stocks participate on up days and hold their own on down days. Our challenge going forward, then, is to stay the course.


/s/ Edward Keely

EDWARD KEELY
Janus Growth II
Portfolio Manager

Prior to May 1, 2002, the portfolio was part of the Endeavor Series Trust and was named the Endeavor Janus Growth Portfolio.

The views expressed in this commentary on Janus Growth II reflect those of the portfolio manager through the year ended December 31, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

JANUS GROWTH II

While we are scouring the globe looking for businesses with solid growth prospects, we are finding that they are few and far between.

                                                                    [JANUS LOGO]

Comparison of change in value of $10,000 investment in AEGON/Transamerica Series Fund, Inc. Janus Growth II and the Standard and Poor's 500 Composite Stock Index.


[GRAPH 28]        Mountain graph depicting the change in value of a $10,000
                  investment in the portfolio since inception versus the Standard & Poor's 500 Composite Stock Index (S&P) over the same time frame.

                                           Portfolio      S&P Index
               Inception 5/1/99             $10,000        $10,000
               Period Ended 12/31/99        $13,648        $11,100
               FYE 12/31/00                 $ 9,637        $10,090
               FYE 12/31/01                 $ 6,869        $ 8,892
               FYE 12/31/02                 $ 4,764        $ 6,928

* Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 -1-800-596-5323
- http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge. Please see page_.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Viacom, Inc. - Class B                       7.8%
eBay Inc.                                    6.4%
Medtronic, Inc.                              6.0%
Clear Channel Communications, Inc.           5.1%
Liberty Media Corporation - Class A          4.3%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Pharmaceuticals                             13.8%
Communication                               12.1%
Business Services                           11.6%
Medical Instruments & Supplies               6.0%
Chemicals & Allied Products                  4.9%

EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Endeavor Janus Growth Portfolio of Endeavor Series Trust.

DREYFUS MID CAP

....seeks total investment returns including capital appreciation and income.

-  MARKET ENVIRONMENT

For the year ended December 31, 2002, the broad market indices were negative and endured double-digit losses despite solid performance in the fourth quarter. Within this negative equity market environment, mid-cap stocks were down less than large-cap stocks, with the Standard and Poor's MidCap 400 Index ("S&P 400") outperforming the Standard and Poor's 500 Composite Stock Index by over 7%. Many factors, such as corporate scandals, accounting fraud, corporate bankruptcies, lackluster earnings, and mounting international tensions contributed to the weak financial market environment. We saw value continue to dominate growth, a pattern that has been in place for almost three years. This particular phenomenon was seen across all capitalization levels.

-  PERFORMANCE

For the year ended December 31, 2002, Dreyfus Mid Cap outperformed its benchmark, the S&P 400, which returned (14.52)%. Based upon direction from our blended valuation process, the portfolio benefited from our modest tilt toward value type stocks and less exposure to more growth oriented holdings. This strategy worked well in 2002, as value generally outperformed growth. We were also rewarded by our stock selection among health care and technology related stocks.

-  STRATEGY REVIEW

Within the health care sector, the portfolio benefited from our underweight in certain bio-technology related stocks, along with a special emphasis on owning medical insurance providers. Our underweighting of benchmark bio-technology stocks such as Millennium Pharmaceuticals, Inc. and Sepracor Inc. was beneficial, seeing that both were down during the year. These types of stocks did not look attractive to us, as investors appeared to be focusing on current earnings, and giving less value to future earnings growth. Both of these firms have intriging potential, but no current earnings. The portfolio also benefited from owning medical insurance providers such as Oxford Health Plans, Inc. and Health Net Inc., both of which provided positive returns during the year. These companies witnessed strong pricing and demand trends for their products. Among our technology holdings, Garmin Ltd. ("Garmin") and FLIR Systems, Inc. ("FLIR") were the outstanding performers. Garmin is an industry leader in the design and manufacturing of global positioning systems ("GPS"), and saw strong sales trends as its products gained further consumer acceptance. FLIR manufactures scanning and surveillance equipment, and has seen demand for its products grow from both commercial and military sources. A number of our financial services holdings, especially among mid-cap banks and savings institutions also contributed to the portfolio's positive relative performance. Holdings such as Doral Financial Corporation, Compass Bancshares, Inc., and GreenPoint Financial Corp. were all positive contributors for the year. These mid-cap financial institutions tend to focus on traditional consumer-oriented banking services, with little if any exposure to the large corporate market. This consumer focus along with a low interest-rate environment had a positive impact on earnings.

-  OUTLOOK

As we enter 2003, the portfolio remains capitalization and sector neutral relative to the S&P 400. We remain convinced that the mid-cap sector of the equity market offers attractive investment opportunities. Over the second half of 2002, we saw the market begin to focus on growth type companies for the first time in almost three years. Our challenge remains to be aware of this possible shift in investor sentiment, and move the portfolio as appropriate within our risk tolerance, to reflect any change in equity market leadership.


/s/ John R. O'Toole

JOHN R. O'TOOLE
Dreyfus Mid Cap
Portfolio Manager

The views expressed in this commentary on Dreyfus Mid Cap reflect those of the portfolio manager through the year ended December 31,2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

DREYFUS MID CAP

Based upon direction from our blended valuation process, the portfolio benefited from our modest tilt toward value type stocks and less exposure to more growth oriented holdings.

                                                                  [DREYFUS LOGO]

Comparison of change in value of $10,000 investment in AEGON/Transamerica Series Fund, Inc. Dreyfus Mid Cap and the Standard and Poor's MidCap 400 Index.

[GRAPH 29]        Mountain graph depicting the change in value of a $10,000
                  Investment in the portfolio since inception versus the Standard and Poor's MidCap 400 Index over the same time frame.

                                           Portfolio     S&P MidCap
               Inception 5/3/99             $10,000        $10,000
               Period Ended 12/31/99        $10,720        $11,358
               FYE 12/31/00                 $12,105        $13,345
               FYE 12/31/01                 $11,628        $13,265
               FYE 12/31/02                 $10,149        $11,339

* Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge. Please see the quarterly subaccount performance beginning on page 220.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Gilead Sciences, Inc.                                 1.4%
Symantec Corporation                                  1.3%
Washington Post Company (The) - Class B               1.2%
Microchip Technology Incorporated                     1.2%
Affiliated Computer Services, Inc. - Class A          1.1%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Commercial Banks                                      7.8%
Computer & Data Processing Services                   6.7%
Insurance                                             6.6%
Oil & Gas Extraction                                  3.7%
Pharmaceuticals                                       3.6%

EQUITY MATRIX

BLEND: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

MEDIUM CAPITALIZATION: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

MARSICO GROWTH

....seeks long-term growth of capital.

-  MARKET ENVIRONMENT

Our near-term assessment for equity markets is prompted primarily by the numerous geopolitical challenges facing the U.S. and its allies. These include rising tensions with North Korea, the potential for war with Iraq, the still-combustible situation in the Middle East, and the sometimes-overlooked fact that the U.S. remains at war in Afghanistan. These geopolitical risks, while difficult to quantify precisely in terms of portfolio construction, have undoubtedly created a negative overhang on the equity markets. Stock market volatility in 2002 was the highest since the 1930's.

Aggregate equity market valuations appear reasonable to us, particularly in the context of low interest rates and quiescent inflation. While equities currently may be perceived to be risky, based on their declines from peak levels reached in early-2000, we would note that stocks were much more likely to be vulnerable on the basis of valuation back then than they are today. We believe that the worst days for equities are in the past and that many companies' earnings outlooks are increasingly favorable, with their stocks currently priced at compelling levels. However there are some economic sectors in the Standard and Poor's 500 Composite Stock Index ("S&P 500"), including information technology and telecommunications services, which still appear over-priced to us. A number of other sectors and industries look quite compelling. These include certain consumer-related, health care, financial services, and capital goods companies. In addition, certain companies with "special" technology and/or market share advantages in the information technology and telecommunications areas look attractive.

Our longer term, more positive view is anchored by the premise that geopolitical risks will abate. That should remove a major element of uncertainty that has plagued equity markets while simultaneously allowing some of the "good news" to gain greater traction with investors.

-  PERFORMANCE

For the year ended December 31, 2002, Marsico Growth underperformed its benchmark, the S&P 500, which returned (22.09)%. As of December 31, 2002, the portfolio's economic sector allocations emphasized health care, consumer-discretionary, financial services, and select information technology companies. The portfolio did not have investments in the energy, materials or utilities sectors.

-  STRATEGY REVIEW

The primary detractor to performance was the portfolio's investments in the health care sector. The portfolio maintained an over-weighted position in the health care equipment and services industry. This industry under-performed the broad equity market. Under-weighting in the industrials sector also detracted from performance. The portfolio maintained substantial allocations to the consumer discretionary sector, with retailing and media companies being the primary areas of emphasis. Performance in the sector was negative overall. Similarly, the portfolio's holdings in the financials sector had mixed performance. The portfolio also maintained an overweighted position in the diversified financials industry but it only held a few investments in the information technology segment because this sector continues to be plagued by a glut of capacity, absence of pricing power, and weak corporate capital spending.

-  OUTLOOK

We believe the recent and current investment environment is the most difficult experienced in the past sixty years. Our investment outlook might best be considered as somewhat cautious in the near-term (i.e., over the ensuing one to six months), and more optimistic longer-term. We believe the U.S. economic recovery, while somewhat subdued, is well underway. The positive impact associated with low interest rates is significant. Inflation remains low. Monetary policy has been accommodative. Productivity gains continue to be robust. These factors, in our opinion, suggest a favorable underlying backdrop for equities.

JAMES A. HILLARY
THOMAS F. MARSICO
Marsico Capital Management, LLC
Portfolio Managers

Prior to November 1, 2002, the portfolio was named Goldman Sachs Growth and was managed by Goldman Sachs Asset Management.

Sub-adviser - Banc of America Capital Management, LLC has entered into an agreement with Marsico Capital Management, LLC under which Marsico will provide portfolio management to the portfolio.

The views expressed in this commentary on Marsico Growth reflect those of the portfolio managers through the year ended December 31, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

MARSICO GROWTH

We believe the U.S. economic recovery, while somewhat subdued, is well under way.

                                               [MARSICO CAPITAL MANAGEMENT LOGO]

Comparison of change in value of $10,000 investment in AEGON/Transamerica
Series Fund, Inc. Marsico Growth and the Standard and Poor's 500 Composite Stock Index.

[GRAPH 30]        Mountain graph depicting the change in value of a $10,000
                  investment in the portfolio since inception versus the Standard and Poor's 500 Composite Stock Index (S&P) over the same time frame.

                                                          Portfolio      S&P Index
               Inception 5/3/99                            $10,O00        $10,000
               Period Ended 12/31/99                       $11,750        $11,100
               FYE 12/31/00                                $10,808        $10,090
               FYE 12/31/01                                $ 9,285        $ 8,892
               FYE 12/31/02                                $ 6,873        $ 6,928

* Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge. Please see the quarterly subaccount performance beginning on page 220.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
SLM Corporation                                       5.9%
UnitedHealth Group Incorporated                       5.7%
Lockheed Martin Corporation                           4.1%
Citigroup Inc.                                        3.6%
HCA Inc.                                              3.2%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Commercial Banks                                      8.6%
Pharmaceuticals                                       7.3%
Health Services                                       6.1%
Personal Credit Institutions                          5.9%
Insurance                                             5.7%

EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

MUNDER NET50

....seeks long-term capital appreciation.

-  MARKET ENVIRONMENT

The general market conditions for Internet and technology stocks for 2002 proved to be difficult. While e-commerce grew at a robust pace, advertising growth was relatively weak, and subscription revenue opportunities are just emerging as a viable third stream. There were many important milestones for the Internet in 2002. The Internet witnessed continued profitability, a continued acceleration in usage and a rapid rise in broadband penetration.

Going forward, we expect advertising to enjoy more stable if not robust growth. Advertisers are just now starting to understand how to target customers online.

Further, we believe the Internet will take share from other media, consumers will transact through the Web for convenience, cost savings and content, and businesses will increasingly look to the Web as a way improve their operations.

-  PERFORMANCE

For the year ended December 31, 2002, Munder Net50 underperformed its primary benchmark, the Standard and Poor's 500 Composite Stock Index, which returned (22.09)%, but outperformed its secondary benchmark, the Inter@active Week Internet Index, which returned (43.13)%.

-  STRATEGY REVIEW

There are four basic revenue drivers of the World Wide Web. The most important and overriding of these is usage, which Media Metrix says shows continued growth. The three main revenue streams for Internet companies are advertising, commerce and subscriptions.

Industry analysts at The Goldman Sachs Group, Inc. ("Goldman Sachs") and U.S. Bancorp Piper, Jaffrey, Inc. are predicting a return to growth in online advertising. After two years of double-digit declines, online advertising looks as though it will grow modestly in 2003. The basis for this more optimistic view is the up-tick in advertising spending in other forms of media.

We continue to believe that online commerce will take share from traditional retailers. The top commerce sectors for the holiday season were books, music and video ("BMV"), which according to an estimate from Goldman Sachs, Harris Interactive Inc. and Nielsen Netratings, grew 40%. Traditional companies are augmenting their store and catalog sales with online efforts. Those efforts are showing some remarkable growth.

We believe the Internet offers the rare ability to market and respond to consumers on an individual level. While this shift requires advertisers to retool their thinking and transition from the mass market mindset of delivering a 30 second commercial, we believe the efficacy of delivering a targeted message will become more widely understood.

Although subscription revenue is still embryonic, we believe there are a number of reasons to believe that subscription revenues will grow over time. In the early days of the Internet, charging for services or subscriptions was difficult due to the wealth of deep pocketed upstarts that were giving product away to gain customers. However with the capital markets closing to many of these ill-conceived businesses, the survivors are no longer faced with free alternatives.

It is important to note that a key driver of usage, broadband, added 7 million new subscribers in 2002. This is a critical component of our investment strategy. We believe broadband provides a major catalyst for advertising, commerce, streaming media, gaming and subscription services.

-  OUTLOOK

While there are no guarantees, there are a number of positive factors that should impact the stock market in 2003. Earnings are improving, interest rates are low, inflation appears to be under control, productivity is strong and the economy is recovering. In addition, new regulations are helping to restore investor confidence in corporate financial reports. In conclusion, we are excited about the prospects of the technology markets. We believe the long-term investor is poised to do well investing in the right companies with the right management.


/s/ Paul T. Cook

PAUL T. COOK
Munder Net50
Portfolio Manager

The views expressed in this commentary on Munder Net50 reflect those of the portfolio manager through the year ended December 31, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

MUNDER NET50

Advertisers are just now starting to understand how to target customers online.

                                                 [MUNDERCAPITAL BE FOCUSED LOGO]

Comparison of change in value of $10,000 investment in AEGON/Transamerica Series Fund, Inc. Munder Net5O, the Standard and Poor's 500 Composite Stock Index and the Inter@active Week Internet Index.

[GRAPH 31]           Mountain graph depicting the change in value of a $10,000
                     investment in the portfolio since inception versus the Standard's and Poor's 500 Composite Stock Index (S&P) and the Inter@active Week Internet Index over the same time frame.

                                           Portfolio   S&P Index    Inter@active
               Inception 5/3/99             $10,000     $10,000       $10,000
               Period Ended 12/31/99        $11,782     $11,100       $17,260
               FYE 12/31/00                 $11,709     $10,090       $ 8,417
               FYE 12/31/01                 $ 8,733     $ 8,892       $ 4,394
               FYE 12/31/02                 $ 5,379     $ 6,928       $ 2,498

* Inception

(1) For the S&P only, Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 -1-800-596-5323 - http://www.micropal.com.

On May 1,2001, the portfolio changed its name from WRL Goldman Sachs Small Cap to Munder Net50. On May 29, 2001, the investment restrictions, strategy and investment objective were also changed.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge. Please see the quarterly subaccount performance beginning on page 220.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Overture Services, Inc.                               5.7%
Expedia, Inc. - Class A                               5.7%
Yahoo! Inc.                                           5.4%
Cisco Systems, Inc.                                   5.1%
Microsoft Corporation                                 4.9%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Computer & Data Processing Services                  34.4%
Business Services                                    27.2%
Computer & Office Equipment                          10.1%
Transportation & Public Utilities                     5.8%
Motion Pictures                                       4.7%

EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

MEDIUM CAPITALIZATION: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

Investing in internet-related businesses involves special risks, including aggressive product pricing, short product cycles, product obsolescence and high price volatility due to a rapidly changing technology environment.

PBHG MID CAP GROWTH

....seeks capital appreciation.

-  MARKET ENVIRONMENT

Despite a strong start, the stock market faltered during much of 2002, unable to find its way back into positive territory for the third year in a row. While value investing generally fared better than growth investing throughout most of the year, virtually all stocks felt the effects of nervous investors worried over corporate accounting practices and scandals, additional terrorist strikes, escalating tensions with Iraq and the uncertain prospects for corporate profits amid an uneven economic recovery.

During 2002, investors were forced to repeatedly sift through a mixed bag of economic data, a practice that failed to instill confidence or produce clear evidence of the so-called burgeoning economic recovery. Although consumer spending and housing remained relatively strong throughout the course of the year, fueled by low interest rates and record mortgage re-financings, corporations were reluctant to follow suit without greater visibility of future earnings and growth prospects. As the year progressed, corporate governance scandals, bankruptcies and layoffs began to chip away at consumer confidence. The market made a valiant attempt at a rally that surged off the lows set in September and extended into November. However, as the year came to a close, a weak holiday retail season and new tensions in North Korea added to the list of investor worries. The fundamentals were simply not in place to give the rally any staying power and the market finished the year on a down note.

- PERFORMANCE

For the year ended December 31, 2002, PBHG Mid Cap Growth slightly underperformed its benchmark, the Russell Midcap Growth Index, which returned (27.41)%.

- STRATEGY REVIEW

The greatest challenge during the year was positioning the portfolio to benefit from companies that continue to outperform their peer group through earnings acceleration and positive earnings surprises. Technology proved to be the greatest drag on performance, as the sector declined for most of the year. In addition, when technology improved in the fourth quarter, our underweight position relative to the benchmark hurt performance. The sector rallied in the fourth quarter but our performance was limited by our underweight position and by the fact that it was generally the lower-priced stocks that did not meet our criteria of demonstrating fundamental strength and earnings acceleration that outperformed.

On the positive side, our selections in the services and consumer non-cyclical segments, made positive contributions to fund performance. In the services sector, our overweight position and exposure to education stocks such as Apollo Group, Inc. and Career Education Corporation boosted performance.

-  OUTLOOK

After three difficult years, many experts are reluctant to predict what 2003 may have in store. And, as bottom-up investors, we do not make economic or market level forecasts. However, like all investors, we would like to see the clouds of uncertainty lift from the market. Many experts predict 2003 will continue to be a stock picker's market, an environment conducive to our bottom-up investment approach. And, if short-term nervousness and profit-taking are replaced by market movements based on legitimately improving fundamentals, we continue to believe in the ability of our investment approach to outperform going forward. While challenging headwinds linger, we remain guardedly optimistic on the prospects for forward progress, both in the economy and the stock market, in 2003.


/s/ Gary L. Pilgrim

GARY L PILGRIM
PBHG Mid Cap Growth
Portfolio Manager


Prior to May 1, 2002, PBHG Mid Cap Growth was named Pilgrim Baxter Mid Cap
Growth.

The views expressed in this commentary on PBHG Mid Cap Growth reflect those of the portfolio manager through the year ended December 31, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

PBHG MID CAP GROWTH

Many experts predict 2003 will continue to be a stock picker's market, an environment conducive to our bottom-up investment approach.

                                                               [PBHG FUNDS LOGO]

Comparison of change in value of $10,000 investment in AEGON/Transamerica Series Fund, Inc. PBHG Mid Cap Growth and the Russell Midcap Growth Index.

[GRAPH 32]        Mountain graph depicting the change in value of a $10,000
                  investment in the portfolio since inception versus the Russell
                  Midcap Growth Index over the same time frame.

                                                          Russell
                                           Portfolio    Midcap Growth
               Inception 5/3/99             $10,000        $10,000
               Period Ended 12/31/99        $17,799        $13,992
               FYE 12/31/00                 $15,239        $12,348
               FYE 12/31/01                 $ 9,765        $ 9,860
               FYE 12/31/02                 $ 6,993        $ 7,158

* Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge. Please see the quarterly subaccount performance beginning on page 220.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Apollo Group, Inc. - Class A                          3.0%
Microchip Technology Incorporated                     2.8%
Alliant Techsystems Inc.                              2.6%
Affiliated Computer Services, Inc. - Class A          2.6%
Waste Connections, Inc.                               2.5%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Computer & Data Processing Services                  15.4%
Electronic Components & Accessories                   9.3%
Health Services                                       9.0%
Educational Services                                  6.8%
Medical Instruments & Supplies                        6.8%

EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

MEDIUM CAPITALIZATION: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

 SALOMON ALL CAP

....seeks capital appreciation.


-  MARKET ENVIRONMENT

It is clear from market chatter in recent months that there are a number of worries, including the potential geopolitical problems in the Middle East and North Korea. Many people are also concerned that the United States will experience deflation, along the lines of what Japan has experienced during the past decade. This is not our view. On November 21, 2002, Ben Bernanke, one of the newest Governors of the Federal Reserve Board ("Fed"), gave a speech titled "Deflation: Making Sure "It" Doesn't Happen Here." Bernanke went through the policy tools available to the Fed to counteract deflation. Specifically, if interest rates were at or near zero, he detailed a number of other things the Fed could do to counteract deflation. In our view, the speech ranks in importance with ones made by former Fed Chairman Paul Volcker more than 20 years ago, when the target was inflation.

We also believe that the Bush administration will be using fiscal stimulus in 2003 as well. The administration is determined to get the economy going again.

-  PERFORMANCE

For year ended December 31, 2002, Salomon All Cap underperformed its benchmark, the Russell 3000 Index, which returned (21.54)%.

-  STRATEGY REVIEW

Our investment focus is on those sectors and companies likely to benefit from expansionary monetary and fiscal policy. For us that means the best investments probably are on the corporate side, where the most damage was done in recent years. The consumer in the last recession held up very well, buoyed by sharply lower interest rates and liquidity provided by historically high mortgage re-financings. We think it is unlikely the consumer will play as important a role in 2003 as in the recent past.

Our focus will be on companies that benefit from an expanding economy. We suspect there will be some new themes in 2003 because in the past, severe bear markets have introduced new investment themes and trends. We suspect that the economy will start to experience some renewed inflation in the next few years, centered on the producer price side. This is consistent with the Commodity Research Bureau Index breaking a current downtrend. We feel companies with strong balance sheets (including the relative absence of short-term debt), companies generating free cash flow and companies paying an above-average dividend are likely to be areas of the market that outperform in the next few years. The latter would be a beneficiary of the potential elimination of double taxation of dividends. Even without this, our belief is that market returns may be in the high single digits over the next three to five years, and above-average dividend payers would be generating a larger percentage of this return with less risk.

-  OUTLOOK

In early 2000, there were large purchases of stock mutual funds and substantial redemptions of bond funds. With the benefit of hindsight, the "investment crowd" was wrong then. In recent months, the reverse has been taking place as bond funds have seen large new purchases and equity mutual funds have experienced their largest redemptions in many years. We suspect the investment crowd once again will be wrong. We think that we will see a better stock market in 2003, a difficult market for U.S. Treasury securities and a narrowing of yield spreads, which may help corporate bonds and high-yield bonds do better than Treasuries.


/s/ John G. Goode                                          /s/ Peter J.Hable

JOHN G. GOODE                                                  PETER J. HABLE


                                Salomon All Cap
                               Portfolio Managers




The views expressed in this commentary on Salomon All Cap reflect those of the portfolio managers through the year ended December 31, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

 SALOMON ALL CAP

Our focus will be on companies that benefit from an expanding economy.

[SALOMON BROTHERS LOGO]


Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. Salomon All Cap and the Russell 3000 Index.



                                    [GRAPH]


Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Russell 3000 Index over the same time frame.


                             Portfolio         Russell 3000
Inception 5/3/99*            $   10,000        $   10,000
Period Ended 12/31/99        $   11,557        $   11,188
FYE 12/31/00                 $   13,672        $   10,354
FYE 12/31/01                 $   13,958        $    9,167
FYE 12/31/02                 $   10,509        $    7,193



*        Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge. Please see the quarterly subaccount performance beginning on page 220.


FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Novartis AG - ADR                                     2.2%
Liberty Media Corporation - Class A                   2.1%
SBC Communications Inc.                               2.1%
Costco Wholesale Corporation                          2.0%
Comcast Corporation - Special Class A                 2.0%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Pharmaceuticals                                      12.4%
Insurance                                             6.5%
Communication                                         6.4%
Motion Pictures                                       5.6%
Computer & Office Equipment                           4.5%




EQUITY MATRIX

BLEND: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.



This material must be preceded or accompanied by the Fund's current prospectus.

Non-diversified funds invest a greater proportion of their assets in securities of a smaller number of issuers in a specific industry and may be more susceptible to any single economic, political or regulatory occurence, which may result in more volatility than a diversified portfolio.

T. ROWE PRICE DIVIDEND GROWTH

 ...seeks to provide an increasing level of dividend income, long-term capital appreciation, and reasonable current income.


-  MARKET ENVIRONMENT

Stocks posted their third consecutive negative year in 2002 as the economy struggled to establish some momentum and investors were shaken by a series of corporate governance and accounting scandals. Consumers remained the stalwart, though fading, pillar of the economy, while business spending was lackluster. After a rally in October and November, the market slipped as the year closed due to geopolitical concerns and global economic uncertainty. Commodity prices, led by crude oil and gold, rose significantly due to the threats posed by Iraq and North Korea and strikes in Venezuela that curtailed oil production. The turmoil dampened sentiment and further discouraged spending by both businesses and consumers. All ten sectors of the Standard and Poor's 500 Composite Stock Index ("S&P 500") fell during the year, with technology and telecommunications stocks suffering the most while the materials and consumer staples sectors kept losses to single digits.

-  PERFORMANCE

For the year ended December 31, 2002, T. Rowe Price Dividend Growth outperformed its benchmark the S&P 500, which returned (22.09)%. Results were aided by our underweighting of technology and good stock selection in the industrials/ business services and consumer discretionary sectors.

-  STRATEGY REVIEW

Our dividend growth strategy helped us avoid the sharp declines in technology stocks -- we are strongly underweight in the sector as few of these businesses pay dividends. Results versus the broad market index were also helped by our heavier position in Union Pacific Corporation and our smaller position in General Electric Company, which declined sharply. Among consumer discretionary stocks, our overweight position in Family Dollar Stores, Inc. helped relative performance. The portfolio's largest sector allocation continues to be financials, where we are overweight versus the S&P 500. The financial sector also struggled during the year although it did not fall as far as the overall index. Still, the sector produced some of the larger detractors from portfolio performance, including Waddell & Reed Financial, Inc. and Citigroup Inc. Health-care stocks were weak, and pharmaceutical companies Pfizer Inc. and Wyeth were also among the major detractors. Wyeth stumbled on concerns about the safety of its female hormone replacement drug.

-  OUTLOOK

We believe, once some resolution of the Iraqi issue is achieved, steady and consistent economic growth is likely to emerge, given the Federal Reserve Board's considerable monetary stimulus and the Bush administration's focus on cutting taxes. Investors' continued risk aversion and the possibility that taxes on dividends could be reduced or eliminated should also benefit the kind of solid, dividend paying companies that we favor.



/s/ Thomas J. Huber

THOMAS J. HUBER
T. Rowe Price Dividend Growth
Portfolio Manager




The views expressed in this commentary on T. Rowe Price Dividend Growth reflect those of the portfolio manager through the year ended December 31, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

T. ROWE PRICE DIVIDEND GROWTH

Our dividend growth strategy helped us avoid the sharp declines in technology stocks -- we are strongly underweight in the sector as few of these businesses pay dividends.

[T. ROWE PRICE LOGO]


Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. T. Rowe Price Dividend Growth and the Standard and Poor's 500 Composite Stock Index.



                                    [GRAPH]


Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard and Poor's 500 Composite Stock Index (S&P) over the same time frame.


                              Portfolio         S&P Index
Inception 5/3/99             $   10,000        $   10,000
Period Ended 12/31/99        $    9,260        $   11,100
FYE 12/31/00                 $   10,174        $   10,090
FYE 12/31/01                 $    9,750        $    8,892
FYE 12/31/02                 $    7,915        $    6,928


*        Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge. Please see the quarterly subaccount performance beginning on page 220.


FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Pfizer Inc.                                           2.6%
Citigroup Inc.                                        2.5%
Freddie Mac                                           2.5%
Exxon Mobil Corporation                               2.3%
XL Capital Ltd. - Class A                             1.8%


FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Commercial Banks                                      9.0%
Pharmaceuticals                                       8.7%
Insurance                                             5.5%
Telecommunications                                    5.4%
Petroleum Refining                                    5.2%


EQUITY MATRIX

BLEND: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.


LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.




This material must be preceded or accompanied by the Fund's current prospectus.

T. ROWE PRICE SMALL CAP


....seeks long-term growth of capital.




-  MARKET ENVIRONMENT

According to the Federal Reserve Board ("Fed"), the economy is in a "soft spot," and geopolitical uncertainties, such as a possible war with Iraq, are restraining spending, production and employment. To help the economy work its way through the current weak period, the Fed reduced the fed funds target rate from 1.75% -- where it has been since December 2001 -- to 1.25% on November 6th.

At the beginning of the fourth quarter, stocks were tumbling to new multi-year lows. Without warning, stocks started a brisk rally in October that lasted through the end of November and lifted major indexes more than 15% above their recent nadir. Although there was some weakness in December, equities retained a good portion of their gains.

Large-cap stocks outpaced their smaller brethren in the quarter, and growth shares generally lagged value. Virtually all major sectors rose, but the beleaguered technology and telecommunications sectors strongly outperformed, which was a plus for many small-cap growth portfolios.

-  PERFORMANCE

For the year ended December 31, 2002, T. Rowe Price Small Cap underperformed its benchmark, the Russell 2000 Index, which returned (20.48)%.

-  STRATEGY REVIEW

At year-end, the portfolio was invested in approximately 300 companies and diversified across all segments of the small-cap growth universe. Changes to the portfolio's sector allocations -- which tend to mirror the sector breakdown of that universe -- were not particularly dramatic over the past three months.

Information technology shares represented about 18% of assets at the end of December. Semiconductor companies were among our best performers. Software stocks also greatly added value. Fair, Isaac and Company, Incorporated -- which develops data management systems for the financial services and other industries -- performed relatively well amid strong consumer demand for credit, as mortgage and automobile loan rates remained quite low. However, Activision, Inc. fell sharply, which detracted from our results, and Internet banking company Digital Insight Corporation, whose customers are banks, suffered from higher-than-anticipated customer defections. We are hopeful that the company will improve retention and believe its performance will improve as Internet banking becomes more popular.

Health care also represented about 18% of assets. Bio-technology firms were some of our best performers. Health care providers and service companies, which performed very well in the first half of 2002, generally declined in the fourth quarter. One major exception was pharmacy services provider Accredo Health, Incorporated, which was our top contributor to performance and one of our largest holdings.

-  OUTLOOK

It is not surprising that stocks have now fallen for three consecutive years. Major events during that period -- including the disputed 2000 Presidential election, the 2001 recession, the September llth terrorist attacks, the global war against terror, and high-profile corporate malfeasance and bankruptcies -- have clearly disrupted the healthy economic and stock market environment of the 1990s and forced the decline of equity valuations to reflect a great deal of uncertainty about the future.

Despite the abundance of negative news, we are very optimistic about economic and market prospects. Stock valuations are attractive, economic growth is accelerating, corporate profits are improving, inventories are lean, balance sheets are generally strong, and corporate executives are more conscientious about rules and regulations. As the economy picks up, earnings and stock prices should do the same. We believe the portfolio is positioned to perform well in a strong market, and we look forward to better performance for the economy, the market, and your portfolio in 2003.



/s/ Paul W. Wojcik

PAUL W. WOJCIK
T. Rowe Price Small Cap
Portfolio Manager




The views expressed in this commentary on T. Rowe Price Small Cap reflect those of the portfolio manager through the year ended December 31, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

T. ROWE PRICE SMALL CAP


At year-end, the portfolio was invested in approximately 300 companies and diversified across all segments of the small-cap growth universe.

[T.ROWEPRICE LOGO]



Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. T. Rowe Price Small Cap and the Russell 2000 Index.


                                    [GRAPH]


Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Russell 2000 Index in the same time frame.


                              Portfolio       Russell 2000
Inception Period 5/3/99      $   10,000        $   10,000
Period Ended 12/31/99        $   13,849        $   11,767
FYE 12/31/00                 $   12,679        $   11,411
FYE 12/31/01                 $   11,448        $   11,695
FYE 12/31/02                 $    8,317        $    9,299

*        Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge. Please see the quarterly subaccount performance beginning on page 220.




FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Iron Mountain Incorporated                            1.1%
Accredo Health, Incorporated                          1.0%
Corporate Executive Board Company (The)               1.0%
Fair, Isaac and Company, Incorporated                 1.0%
Too, Inc.                                             0.9%


FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Pharmaceuticals                                       9.2%
Computer & Data Processing Services                   8.7%
Oil & Gas Extraction                                  5.5%
Electronic Components & Accessories                   4.9%
Health Services                                       4.9%




EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

SMALL CAPITALIZATION: Smallest 80% of the top 5,000 U.S. stocks in terms of market value.




This material must be preceded or accompanied by the Fund's current prospectus.

Small-cap securities involve certain risks described in the prospectus that should be considered carefully before investing. Companies with small capitalization have the potential for greater volatility than companies with large capitalization. The limited volume and trading frequency of small-capitalized stocks may result in substantial price deviation. Further, companies with small capitalization may experience more significant growth and failure rates than companies with large capitalization.

GREAT COMPANIES - AMERICA(SM)

....seeks long-term growth of capital.

-  MARKET ENVIRONMENT

Six months ago the stock market was driven by emotions that now appear to be turning more positive. The threat of war with Iraq is still present and the unsettling actions of North Korea are of concern, however the overall attitude towards the stock market and the U.S. economy are improving. Investor confidence is being restored and the overall market outlook is good.

On January 6, 2003, the market was up 431.94 points since it closed on December 31, 2002 at 8,341.63. If the market continued to march forward at this mathematical rate, the market will close on December 31, 2003 at 35,741.25, up some 328.47%. Although it is ridiculous to suggest that the market will be up 328% in a year, it is no more ridiculous than those who were forecasting last year that the market would plummet to 3,500. This highlights the fact that no one knows exactly where the market will be two days from now, let alone in a year. Like any other market pundit, we can make assumptions and do analyses, but in the end the market will do what the market does.

That being said, we do know that historically the market has increased at approximately 10% per year over time. We believe the key is to remain invested in the market in outstanding companies in terrific businesses that are outperforming the market.

Overall we are encouraged by the improving fundamentals during the last several months and believe that 2003 will bring the first positive returns in the stock market in three years.

-  PERFORMANCE

We are pleased with our 2002 performance relative to other large-cap growth managers although we are unhappy with our overall returns. For the year ended December 31, 2002, Great Companies - America(SM) outperformed its benchmark, the Standard and Poor's 500 Composite Index ("S&P 500"), which returned (22.09)%. Not only did we outperform the S&P 500 during 2002; we have outperformed it since the inception of the portfolio.

-  STRATEGY REVIEW

We continue to believe that our strategy of investing in great companies is as sound today, as it was when the portfolio was started. We believe that the Great Companies - America(SM) strategy will reduce investment risk and provide our clients with upside growth opportunity as the market turns upward. We have remained faithful to our strategy and have had no style drift. Following this strategy places our portfolio in a position to outperform the market.

-  OUTLOOK

We like the companies that we currently own as well as their potential for growth. The market fundamentals are positive and the low interest rate environment will continue to encourage growth. We believe that investors will look back on 2003 as a turning point both for the economy and the stock market.



/s/ James H. Huguet                                        /s/ Gerald W. Bollman

  JAMES H. HUGUET                                           GERALD W. BOLLMAN



                            /s/ Matthew C. Stephani

                               MATTHEW C. STEPHANI
                          Great Companies - America(SM)
                               Portfolio Managers


The views expressed in this commentary on Great Companies - America(SM) reflect those of the portfolio managers through the year ended December 31, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

GREAT COMPANIES - AMERICA(SM)

Overall we are encouraged by the improving fundamentals during the last several months and believe that 2003 will bring the first positive returns in the stock market in three years.

                                                          [GREAT COMPANIES LOGO]

Comparison of change in value of $10,000 investment in AEGON/Transamerica Series Fund, Inc.

Great Companies - America(SM) and the Standard and Poor's 500
Composite Stock Index.


[GRAPH 36]        Mountain graph depicting the change in value of a $10,000
                  investment in the portfolio since inception versus the Standard & Poor's 500 Composite Stock Index (S&P) over the same time frame.

                                           Portfolio      S&P Index
               Inception 5/1/00             $10,000        $10,000
               Period Ended 12/31/00        $11,380        $ 9,162
               FYE 12/31/01                 $ 9,992        $ 8,074
               FYE 12/31/02                 $ 7,925        $ 6,290

* Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 -1-800-596-5323
- http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge. Please see the quarterly subaccount performance beginning on page 220.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
United Technologies Corporation                       6.7%
Omnicom Group, Inc.                                   6.7%
Johnson & Johnson                                     6.6%
Coca-Cola Company (The)                               6.6%
Pfizer Inc.                                           6.5%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Pharmaceuticals                                      22.5%
Security & Commodity Brokers                         11.7%
Business Services                                    11.1%
Chemicals & Allied Products                           8.4%
Commercial Banks                                      7.4%

EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

Because non-diversified funds invest a substantial proportion of their assets in a limited number of securities within a specific industry, they may suffer greater volatility as a result of an economic, political, or regulatory event than diversified funds would.

GREAT COMPANIES - TECHNOLOGY(SM)

....seeks long-term growth of capital.

- MARKET ENVIRONMENT

Over the past year, the expectation for recovery in the information technology sector has been steadily decreasing. Technology stock prices have been pushed so low that there appears to be no recovery at all. Prices quickly appeared expensive to many investors, out-running any fundamental changes. This phenomenon is more accurately described as emotionalism rather than analysis, and it came from a focus upon short-term results, rather than a focus on long-term performance. The challenge of analyzing a company that is going through cyclical change is that the short-term conditions may obscure an accurate assessment of longer-term trends. Presently the conditions in the technology sector are flat. But, when the cyclical effects subside, analysts' perceptions of the longer-term future will seem clearer and technology stock prices will more accurately reflect their fundamental values. However, opportunity for rapid recovery waits on the horizon and may appear suddenly.

The shifts in the competitive landscape are also producing a widening gap between companies that adapt and those whom cannot keep up or are obsolete. As the fundamental conditions in the technology sector continue to languish, investors will continue to invest in leading companies that have low costs and strong balance sheets. This could create an increase in the consolidation of technology companies. In this environment, our focus will remain on the strongest technology companies and their abilities to generate long-term free cash flow.

-  PERFORMANCE

For the year ended December 31, 2002, Great Companies - Technology(SM) underperformed its benchmark, the NASDAQ Composite Index ("NASDAQ"), which returned (31.53)%. While the NASDAQ had a terrible year, the technology sector suffered even more. Large capitalization technology stocks also under performed in 2002.

-  STRATEGY REVIEW

Our strategy of selecting the most dominant and best-managed companies should produce excellent long-term results. While short-term fluctuations can produce a decrease in value, we continue to emphasize proper business positioning and pricing from our estimate of intrinsic value. This is the method of choice for us. Our history has shown that this method has proven to add investment value to the portfolio over the long-term. Great Companies - Technology(SM) is designed to invest in large-capitalization technology, which has been especially hard hit in 2002 and accounts for the performance lag versus the NASDAQ benchmark. We continue to believe that the current strategy will outperform in the longer term and are determined to keep our focus.

-  OUTLOOK

The recovery of the world economy is sluggish and even more so in the technology sector. The tremendous boom in technology spending in the 1999-2000 period has left the demand for additional information technology hardware fighting a tough budget battle with hard-pressed buyers. When the current glut of equipment has been absorbed or retired, we expect that companies having favorable cash flow will lead the way in the market. We believe the companies in our portfolio have that ability.


/s/ James H. Huguet                                       /s/ Gerald W. Bollman

  JAMES H. HUGUET                                           GERALD W. BOLLMAN

                             /s/ Matthew C. Stephani

                               MATTHEW C. STEPHANI
                        Great Companies - Technology(SM)
                               Portfolio Managers

The views expressed in this commentary on Great Companies - Technology(SM) reflect those of the portfolio managers through the year ended December 31, 2002. 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

GREAT COMPANIES - TECHNOLOGY(SM)

....when the cyclical effects subside, analysts' perceptions of the longer-term future will seem clearer and technology stock prices will more accurately reflect their fundamental values.

                                                          [GREAT COMPANIES LOGO]

Comparison of change in value of $10,000 investment in AEGON/Transamerica Series Fund, Inc.

Great Companies - Technology(SM) and the NASDAQ Composite
Index.


[GRAPH 37]        Mountain graph depicting the change in value of a $10,000
                  investment in the portfolio since inception versus the NASDAQ
                  Composite Index over the same time frame.

                                           Portfolio        NASDAQ
               Inception 5/1/00             $10,000        $10,000
               Period Ended 12/31/00        $ 6,740        $ 6,399
               FYE 12/31/01                 $ 4,250        $ 5,052
               FYE 12/31/02                 $ 2,630        $ 3,459

* Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 -1-800-596-5323
- http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge. Please see the quarterly subaccount performance beginning on page 220.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Microsoft Corporation                                 7.0%
International Business Machines Corporation           6.7%
Dell Computer Corporation                             6.6%
Amgen Inc.                                            6.5%
Analog Devices, Inc.                                  6.5%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Electronic Components & Accessories                  26.6%
Computer & Data Processing Services                  25.5%
Computer & Office Equipment                          19.9%
Pharmaceuticals                                       9.6%
Manufacturing Industries                              4.8%

EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.


This material must be preceded or accompanied by the Fund's current prospectus.

Because non-diversified funds invest a substantial proportion of their assets in a limited number of securities within a specific industry, they may suffer greater volatility as a result of an economic, political, or regulatory event than diversified funds would.

Investing in technology stocks generally involves greater volatility and risks so an investment in the portfolio may not be appropriate for everyone.

VALUE LINE AGGRESSIVE GROWTH

....seeks to realize capital growth.

-  MARKET ENVIRONMENT

We have been through a vicious bear market in 2002. Equity returns were negative for three years in a row, 2000-2002. This contracting cycle is the worst equity market since 1973-1974, and it now ranks as one of the four worst markets in the last 75 years, rivaling the 1939-1941 and the 1929-1932 downturns.

The forces underlying this market cycle changed over time in both character and emphasis. Although stocks in 2002 were affected by such economic factors as sluggish corporate capital spending and waning consumer confidence, by far the most significant factor of the 2002 equity market was the negative investor sentiment driven by executive and accounting scandals. The first rumblings of the Enron Corp. fiasco began to surface in the fourth quarter of 2001, and the severity of the psychological damage was deepened by the string of scandal headlines and the roster of companies involved in the similar scandals that seemed to grow week by week.

Another difficulty we faced in 2002 was the market preference for small-capitalization and "value" style stocks. As a large-cap growth manager, several of our holdings simply did not perform well last year, inhibiting overall portfolio returns. At this time, we believe that trend is turning around, and we anticipate more positive relative performance in 2003.

-  PERFORMANCE

For the year ended December 31, 2002, Value Line Aggressive Growth slightly under-performed its benchmark, the Standard and Poor's 500 Composite Stock Index ("S&P 500"), which returned (22.09)%. Value Line Aggressive Growth beat the S&P 500 in the first, second, and third quarters and lagged in the fourth, resulting in full-year performance just under the benchmark.

-  STRATEGY REVIEW

Despite the turbulence in the broad market, our strategy remained quite stable over the year. Throughout, we emphasized the consumer sector, holding concentrations in consumer durables, homebuilding, consumer staples, and retail. The stresses we have seen in the U.S. economy over the past year or two were largely confined to corporate America, and the consumer has been keeping the economy afloat. While unemployment has edged up over the past few months and consumer confidence readings have taken a volatile turn, we still believe that the consumer is the growth engine of the economy, and we do not expect to reverse our sector emphases in the foreseeable future.

Other portfolio concentrations include financial services, which we have confidence in given the low and stable rates of interest and inflation. We also have concentrations in the health-care and pharmaceutical industries because of the demographic realities of the aging population and the need for older Americans to step up their consumption of health care products and services.

Our most significant underweight was the technology sector. Until corporations expand their capital-spending program, it is unlikely that most technology and telecommunications companies (especially in the hardware area) will generate the earnings required to score well in the Value Line Timeliness Ranking system, which is our principal screening tool.

-  OUTLOOK

We feel fairly comfortable that 2003 will see the best climate for equity investing we have experienced so far this decade. Inflation and interest rates are stable and low and, the economy is growing at a modest pace. Also the efficiencies introduced into corporations over the past few years (including inventory management, stock repurchases, and the retirement of high-cost debt) should produce real gains in earnings, which we believe will translate into rising stock prices.


/s/ Alan N. Hoffman

ALAN N. HOFFMAN
Value Line Aggressive Growth
Portfolio Manager

The views expressed in this commentary on Value Line Aggressive Growth reflect those of the portfolio manager through the year ended December 31, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

VALUE LINE AGGRESSIVE GROWTH

Inflation and interest rates are stable and low, the economy is growing at a modest pace, and the efficiencies introduced into corporations over the past few years should produce real gains in earnings, which we believe will translate into rising stock prices.

                                                                          [LOGO]

Comparison of change in value of $10,000 investment in AEGON/Transamerica Series Fund, Inc.

Value Line Aggressive Growth and the Standard and Poor's 500 Composite Stock Index.



[GRAPH 38]        Mountain graph depicting the change in value of a $10,000
                  investment in the portfolio since inception versus the Standard & Poor's 500 Composite Stock Index (S&P) over the same time frame.

                                           Portfolio      S&P Index
               Inception 5/1/00             $10,000        $10,000
               Period Ended 12/31/00        $ 9,030        $ 9,162
               FYE 12/31/01                 $ 8,090        $ 8,074
               FYE 12/31/02                 $ 6,230        $ 6,290

* Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 -1-800-596-5323
- http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge. Please see the quarterly subaccount performance beginning on page 220.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Harley-Davidson, Inc.                                 4.0%
Fifth Third Bancorp                                   3.4%
Kohl's Corporation                                    2.8%
Medtronic, Inc.                                       2.6%
Procter & Gamble Company (The)                        2.4%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Commercial Banks                                     10.1%
Computer & Data Processing Services                   5.4%
Pharmaceuticals                                       5.4%
Chemicals & Allied Products                           4.8%
Insurance                                             4.8%

EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

There are risks associated with the use of the Value Line ranking systems ("systems"). The stocks selected using the systems may not perform as well as their ranking within the system may suggest.

 GABELLI GLOBAL GROWTH

 ...seeks appreciation of capital.

-  MARKET ENVIRONMENT

We have experienced one of the deepest and most prolonged bear markets in history. Over the past three years, investors have learned that market excesses, like those of the late 1990s, can disappear quickly. Everyone paid a dear price for having too good a time at the two-year party leading up to the grand centennial celebration.

The stock market enjoyed its first sustained rally of the year during the fourth quarter. The Dow Jones Industrial Average posted eight consecutive weekly gains and the Morgan Stanley Capital International World Free Index ("MSCI World Free"), the Standard and Poor's 500 Composite Stock Index and the technology-dominated NASDAQ Composite Index also finished in the black. This was not nearly enough, however, to prevent a third consecutive year of declines for all of these indexes. Value stocks, which held up relatively well in the first quarter, fell sharply along with the broad market in the second and third quarters. The fourth quarter was encouraging as our telecommunications and media holdings performed exceptionally well in the market rally.

-  PERFORMANCE

For the year ended December 31, 2002, Gabelli Global Growth outperformed its benchmark, the MSCI World Free, which returned (19.54)%.

-  STRATEGY REVIEW

Gabelli Global Growth was formed to take advantage of the exceptional investment opportunities that were evolving around the world. We believe that one of the keys to the current environment is to identify companies that have pricing power, and therefore some control, over profitability. Our primary focus is on security selection and not country allocation, but the portfolio will remain well-diversified by sector and geography. Country allocation is likely to reflect broad economic, financial and currency trends as well as relative size of the market.

For the year ended December 31, 2002, Gabelli Global Growth's gold-mining stocks gained significantly but the portfolio gave up ground as telecommunications stocks suffered and cable television stocks were hit hard. Our cash position during the year cushioned the slide as world markets were down for the third year in a row.

-  OUTLOOK

While there are still plenty of things to worry about, there are reasons to be hopeful as well. Inflation is dormant and interest rates remain near historic lows. The housing and automotive segments (two of the most critical sectors in the economy) are still quite healthy. For the first time in many years, the same political party controls the White House and both houses of Congress, improving the possibility of the passage of economically beneficial legislation. The recent changing of the guard in the Bush administration's economic team indicates more attention will be devoted to stimulating the economy.

Everything appears to be "on the table," including accelerating tax cuts for businesses and individuals, a capital gains tax cut and even the elimination of the double taxation on corporate dividends. If the United States and its allies can quickly and decisively accomplish their goal of ending Sadaam Hussein's reign in Iraq, oil prices should come down quickly. Finally, if the economy continues to make grudging progress, we think corporate managers will regain enough confidence to start spending again -- the real key to a more vibrant economy, better corporate earnings and firmer footing for the stock market.

Looking ahead, we believe the stock market can avoid a fourth straight down year. However, we do not expect stocks to soar. Our best guess is that annualized equity returns over the next several years will be relatively modest. Based on historical valuations, in general, stocks are still not cheap. However, we are seeing lots of fundamentally attractive opportunities in our research universe. Through diligent research and focused stock selection, we hope to generate above market average returns for our shareholders.


/s/ Marc J. Gabelli

MARC J. GABELLI
Gabelli Global Growth
Portfolio Manager

The views expressed in this commentary on Gabelli Global Growth reflect those of the portfolio manager through the year ended December 31, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

GABELLI GLOBAL GROWTH

.... if the economy continues to make grudging progress, we think corporate managers will regain enough confidence to start spending again -- the real key to a more vibrant economy ...and firmer footing for the stock market.

                                         [GABELLI ASSET MANAGEMENT COMPANY LOGO]

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc.

Gabelli Global Growth and Morgan Stanley Capital International World Free Index.

[GRAPH 39]

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Morgan Stanley Capital International World Free Index over the same time frame.

                                                        MSCI
                                   PORTFOLIO         WORLD FREE
                                   ---------         ----------
Inception 9/1/00                    $10,000           $10,000
Period Ended 12/31/00               $ 9,100           $ 8,891
FYE 12/31/01                        $ 8,180           $ 7,422
FYE 12/31/02                        $ 6,847           $ 5,971

*        Inception

(1)      Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002
         - 1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge. Please see the quarterly subaccount performance beginning on page 220.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Harmony Gold Mining Company Limited                            2.3%
Vivendi Universal                                              1.9%
Liberty Media Corporation - Class A                            1.1%
Marzotto SpA                                                   1.0%
Coach, Inc.                                                    1.0%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Telecommunications                                             6.8%
Metal Mining                                                   6.5%
Business Services                                              3.5%
Communication                                                  3.3%
Radio & Television Broadcasting                                2.9%

EQUITY MATRIX

BLEND: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

International investing involves risks that include currency fluctuations, political instability, and different accounting standards.

GREAT COMPANIES - GLOBAL(2)

....seeks long-term growth of capital in a manner consistent with preservation of capital.

- MARKET ENVIRONMENT

Over the past twelve months, market concerns about economic growth have been matched by sluggishness in corporate profits and capital spending. The concerns about terrorism have been amplified by declining trust in corporate financial statements. And the decline in the exchange value of the U.S. Dollar has reduced revenues and profits in many other countries around the globe. World stock indices declined more than 20% as a result of this turmoil.

Despite predictions of economic doom, the American spirit continues to thrive. Productivity gains over the past twelve months have given long-term investors in the United States' economic system reason to invest. And in Washington, the current emphasis on providing new incentives to boost economic growth should help markets around the world. The world is watching and will follow America's lead out of this latest global economic crisis.

- PERFORMANCE

For the year ended December 31, 2002, Great Companies - Global(2) underperformed its benchmark, the Morgan Stanley Capital International World Index, which returned (19.54)%.

- STRATEGY REVIEW

As investors seeking to create long-term wealth, we carefully select well-run companies in businesses we believe have favorable economics. We continue to search for companies in excellent businesses with superior executive talent to add to our portfolio and evaluate those companies and management teams currently in our portfolio. This continued revaluation caused us to replace stocks of companies that performed poorly with companies we believe meet our strict requirements for investment.

Our use of intrinsic value, a method of valuing a business based on the business' fundamentals, also adds value to the investment process. As we continue to weight our portfolio in favor of stocks that trade at a discount to intrinsic value, we are well positioned for a market recovery, in both our foreign and domestic holdings.

- OUTLOOK

We believe the U.S. economy is growing slowly, and the trend of positive economic growth is likely to continue globally as productivity gains fuel growth in real gross domestic product of the developed economies. We also believe that the companies in which we invest are the market leaders in their respective markets and have gained market share during the current recession. As the global economy moves out of the current sluggish period, we believe the global great companies will outperform their competitors both in their businesses and in equity markets.



/s/ James H. Huguet                        /s/ Gerald W. Bollman
------------------------------------       ------------------------------------
JAMES H. HUGUET                            GERALD W. BOLLMAN


                      /s/ Matthew C. Stephani
                      ------------------------------------
                               MATTHEW C. STEPHANI

                          Great Companies - Global(2)
                               Portfolio Managers

The views expressed in this commentary on Great Companies - Global(2) reflect those of the portfolio managers through the year ended December 31, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

GREAT COMPANIES - GLOBAL(2)

We believe the U.S. economy is growing slowly, and the trend of positive economic growth is likely to continue globally as productivity gains fuel growth in real gross domestic product of the developed economies.

                                                          [GREAT COMPANIES LOGO]

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc.

Great Companies - Global(2) and the Morgan Stanley Capital International World Index.

[GRAPH 40]        Mountain graph depicting the change in value of a $10,000
                  investment in the portfolio since inception versus the Morgan
                  Stanley Capital International World Index over the same time frame.

                                                        MSCI
                                   PORTFOLIO           WORLD
                                   ---------           -----
Inception 9/1/00                    $10,000           $10,000
Period Ended 12/31/00               $ 8,540           $ 8,891
FYE 12/31/01                        $ 7,102           $ 7,422
FYE 12/31/02                        $ 5,574           $ 5,971

*        Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 -1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge. Please see the quarterly subaccount performance beginning on page 220.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Novartis AG - ADR                                              5.6%
Pfizer Inc.                                                    5.5%
United Technologies Corporation                                5.4%
General Electric Company                                       5.3%
L'Oreal SA - ADR                                               4.7%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Pharmaceuticals                                               17.7%
Electronic & Other Electric Equipment                         11.6%
Insurance                                                      8.3%
Electronic Components & Accessories                            5.7%
Aerospace                                                      5.4%

EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

Because non-diversified funds invest a substantial proportion of their assets in a limited number of securities within a specific industry, they may suffer greater volatility as a result of an economic, political, or regulatory event than diversified funds would.

International investing involves risks that include currency fluctuations, political instability, and different accounting standards.

CAPITAL GUARDIAN U.S. EQUITY

....seeks long-term growth of capital.

- MARKET ENVIRONMENT

Stocks rebounded sharply in October and November after having lost nearly one-third of their value in the calendar year through October 9th. Although they pulled back in December, stocks still managed to end the fourth quarter with large gains. Calendar year returns, however, were negative for the third consecutive year.

Investor pessimism ran high at the beginning of October following one of the worst quarters on record, setting the stage for the fourth-quarter's rally. The upturn was triggered by better-than-expected results from many leading companies and supported by economic data that suggested the economy was on the mend. Consumer spending remained supportive through most of the quarter (though it was not as strong as expected in December), productivity soared, and third-quarter Gross Domestic Product growth was revised to an annualized rate of 4%, allaying fears of a double-dip recession. The Federal Reserve Board's 50-basis-point cut in interest rates in November also contributed to a better environment for equities. Stocks tied to an economic recovery generally provided the best results. The strongest gains by far came from the technology and telecommunications sectors - the two sectors that lost the most value in the previous three-quarters - followed by the materials sector. The wireless telecommunications area was especially strong, rebounding from very depressed levels.

- PERFORMANCE

For the year ended December 31, 2002, Capital Guardian U.S. Equity underperformed its benchmark, the Standard and Poor's 500 Composite Stock Index, which returned (22.09)%.

- STRATEGY REVIEW

Owning shares of several companies that came under scrutiny for aggressive accounting practices and tarnished management credibility hurt relative returns. Likewise, guilt by association caused our holdings in the utilities sector to fall, as the entire sector sold off. For the most part, we believe the underlying businesses of the companies in the portfolio are healthy and worth more than current stock prices, and in some instances we took the opportunity to buy additional shares.

The portfolio benefited from our many financial holdings and from a variety of consumer-related companies but suffered from not owning enough in the consumer staples and materials sectors. Holdings in the semiconductor capital equipment, pharmaceuticals, health care equipment, media, and wireless telecommunications areas also hurt returns.

During the year, we reduced our exposure to mobile handsets on near-term concerns over competitive positioning and slowing sales, though we maintain our long-term belief that sales and market share will grow. We also reduced certain cyclical, consumer products, and health care stocks that had performed well since September, using the proceeds to buy companies that we believe have more upside potential within those industries.

- OUTLOOK

The coming year holds some challenges: profits have been slow to recover, and many companies face rising costs but have little pricing power; consumer spending may slow down before corporate spending picks up; oil prices are high; and today's geopolitical tensions may be with us for some time. Despite these areas of concern, we believe 2003 will be positive for equities, though results for companies and industries are likely to vary greatly, providing opportunities to add value through research and active stock selection.

The broadening of the bear market in 2002 has led to reasonable valuations across many industries. At the same time, the economy has been improving, fueled in part by tax cuts, low interest rates, and mortgage refinancing, and the recovery is broadening to include many economic sectors. Investors are likely to feel better about the economy in the second half of 2003, and markets should discount that in advance.

CAPITAL GUARDIAN TRUST COMPANY
Capital Guardian U.S. Equity
Portfolio Manager

Prior to May 1,2002, the portfolio was part of the Endeavor Series Trust.

The views expressed in this commentary on Capital Guardian U.S. Equity reflect those of the portfolio manager through the year ended December 31, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

CAPITAL GUARDIAN U.S. EQUITY

We also reduced certain cyclical, consumer products, and health care stocks that had performed well since September, using the proceeds to buy companies that we believe have more upside potential within those industries.

                                                         [CAPITAL GUARDIAN LOGO]

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc.

Capital Guardian U.S. Equity and the Standard and Poor's 500 Composite Stock Index.

[GRAPH 41]        Mountain graph depicting the change in value of a $10,000
                  investment in the portfolio since inception versus the Standard and Poor's 500 Composite Stock Index (S&P) over the same time frame.

                                   PORTFOLIO         S&P INDEX
                                   ---------         ---------
Inception 10/9/00                   $10,000           $10,000
Period Ended 12/31/00               $10,100           $ 9,398
FYE 12/31/01                        $ 9,758           $ 8,282
FYE 12/31/02                        4 7,436           $ 6,452

*        Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 -1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge. Please see the quarterly subaccount performance beginning on page 220.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Pfizer Inc.                                                    3.7%
AstraZeneca PLC - ADR                                          3.1%
Forest Laboratories, Inc.                                      2.7%
Bank One Corporation                                           2.6%
Washington Mutual, Inc.                                        2.5%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Pharmaceuticals                                               12.7%
Industrial Machinery & Equipment                               6.4%
Commercial Banks                                               5.7%
Instruments & Related Products                                 4.9%
Telecommunications                                             4.7%

EQUITY MATRIX

BLEND: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

The historical financial information for periods prior to May 1, 2002, has been derived from the history of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.

LKCM CAPITAL GROWTH

....seeks long-term growth of capital.

- MARKET ENVIRONMENT

The previous year proved challenging for the equity markets and for LKCM Capital Growth. Despite the markets improvement during the fourth quarter, 2002 was the third consecutive year of negative returns and the worst annual loss since 1974. The decline was broad-based as all equity classes, regardless of market capitalization or investment style, were significantly punished.

- PERFORMANCE

For the year ended December 31, 2002, LKCM Capital Growth underperformed its benchmark, the Standard and Poor's 500 Composite Stock Index, which returned (22.09)%. Clearly, 2002 was a very difficult year for the financial markets and an extremely disappointing year for our investors.

-STRATEGY REVIEW

LKCM Capital Growth emphasizes investments in companies expected to generate capital appreciation. The markets' volatility during the latter months of 2002 allowed us to continue purchasing premium companies at attractive prices. Specifically, we were able to increase our exposure to economically sensitive sectors (consumer cyclicals, industrials and materials) and reduce our technology and telecommunications weighting. We are focusing on companies that are competitively advantaged, generate above-average returns, continue to grow earnings and revenues and are well positioned for the future.

- OUTLOOK

We believe the economic outlook for 2003 is improving and we anticipate a better investment environment going forward. Our positive view is based on easier monetary policy and expected fiscal stimulus in the form of tax cuts and spending programs. In addition, corporate profits are recovering, inflation remains subdued and, after a three-year bear market, valuations are once again becoming attractive. We are optimistic about the outlook and positioned the portfolio for an improving economy and financial markets.



/s/ Luther King, Jr.                       /s/ Brent W. Clum
------------------------------------       ------------------------------------
LUTHER KING, JR.                           BRENT W. CLUM

                               LKCM Capital Growth
                               Portfolio Managers

The views expressed in this commentary on LKCM Capital Growth reflect those of the portfolio managers through the year ended December 31, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

LKCM CAPITAL GROWTH

The markets' volatility during the latter months of 2002 allowed us to continue purchasing premium companies at attractive prices.

                                                                     [LKCM LOGO]

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc.

LKCM Capital Growth and the Standard and Poor's 500 Composite Stock Index.

[GRAPH 42]        Mountain graph depicting the change in value of a $10,000
                  investment in the portfolio since inception versus the Standard and Poor's 500 Composite Stock Index (S&P) over the same time frame.

                                   PORTFOLIO         S&P INDEX
                                   ---------         ---------
Inception 12/1/00                   $10,000           $10,000
Period Ended 12/31/00               $11,190           $10,049
FYE 12/31/01                        $ 6,826           $ 8,858
FYE 12/31/02                        $ 3,063           $ 6,899

*        Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 -1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge. Please see the quarterly subaccount performance beginning on page 220.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Clear Channel Communications, Inc.                             2.9%
Weight Watchers International, Inc.                            2.8%
Oshkosh Truck Corporation                                      2.7%
Louisiana-Pacific Corporation                                  2.6%
J.B. Hunt Transport Services, Inc.                             2.5%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Computer & Data Processing Services                           10.8%
Oil & Gas Extraction                                           5.6%
Automotive                                                     4.7%
Business Services                                              4.7%
Environmental Services                                         4.7%

EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

MEDIUM CAPITALIZATION: Stocks ranked 251 through 1,000 of the top 5,000 stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

AMERICAN CENTURY INCOME & GROWTH

....seeks dividend growth, current income and capital appreciation.

- MARKET ENVIRONMENT

American Century Income & Growth and major stock indexes declined during 2002, reacting to global economic weakness, weak corporate profits and geopolitical tension. Stocks finally rallied in the fourth quarter, but it was too little and too late to help annual performance. American Century Income & Growth's management team maintained its structured, disciplined investment approach for both stock selection and portfolio construction, while incorporating growth, momentum and value measures to seek consistent long-term performance.

- PERFORMANCE

For the year ended December 31, 2002, American Century Income & Growth outperformed its benchmark, the Standard and Poor's 500 Composite Stock Index, which returned (22.09)%.

- STRATEGY REVIEW

Overall, solid stock selection helped the portfolio hold its value better than the benchmark. That is because we held larger positions than the benchmark (overweight positions) in some solid performers, while holding smaller amounts (underweight positions) of several poor performers.

Financial stocks fell, pulled lower by weakness in stocks and exposure to bad loans. But there were several good stories to tell among American Century Income & Growth's financial stocks. First, we held overweights in several mid-cap title insurers like Fidelity National Financial, Inc., Old Republic International Corp. and The First American Corporation -- all of those stocks gained in 2002. Second, stock selection was strong in banks, both regional and national. Bank of America Corporation-- the portfolio's biggest holding and biggest overweight -- added the most value to the portfolio. Holding an overweight in CIGNA Corporation was a setback, but overall, the portfolio's financial stocks held their value relatively well.

Consumer-based stocks also fell, as worries about the consumers' financial health crept back into the markets. The portfolio's stocks in those sectors held their value better than the benchmark. One of the portfolio's top performers was Eastman Kodak Company, whose relatively cheap shares advanced despite the downturn. Homebuilding stocks Lennar Corporation, KB Home, and The Ryland Group, Inc. were also good picks, as the housing market remained strong with the help of low interest rates. Underweighting The Home Depot, Inc. also helped, as its shares tumbled to new lows.

Technology stocks lost about a third of their value in 2002, as high valuations and slow business spending weighed on the sector. We had some good picks and some bad ones, and those performances canceled each other out. We minimized the downside in electrical equipment stocks by underweighting Nortel Networks Corporation, as an example. But the portfolio got weighed down by some of our overweight positions in mid-cap stocks like semiconductor makers ESS Technology, Inc., Arrow Electronics, Inc. and Avnet, Inc.

Utility stocks fell sharply in 2002, riddled by accounting scandals and ongoing investigations into energy trading practices. American Century Income & Growth dodged several bullets in the utilities sector. But overweight positions in Aquila Inc. and CenterPoint Energy, Inc., were examples of two of our worst picks - those utilities were extremely cheap with high dividend yields, but debt problems and plummeting revenues led to poor performances.

- OUTLOOK

We feel record low interest rates and the Federal government's stimulus plans should continue to help the economy. Corporate profits finally rebounded in 2002, giving the economic recovery a base to build upon. But there is still a lot of uncertainty out there, including worries about consumer demand and geopolitical tension. Whatever the economy delivers, there will be opportunities for stock pickers to add value. We will continue to search for individual stocks with solid fundamentals and unrecognized growth potential.



/s/ John C. Schneidwind Jr.                /s/ Kurt C. Bougwardt
------------------------------------       ------------------------------------
JOHN SCHNEIDWIND                           KURT BOUGWARDT

                        American Century Income & Growth
                               Portfolio Managers

The views expressed in this commentary on American Century Income & Growth reflect those of the portfolio managers through the year ended December 31, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

AMERICAN CENTURY INCOME & GROWTH

Corporate profits finally rebounded in 2002, giving the economic recovery a base to build upon.

                                                         [AMERICAN CENTURY LOGO]

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc.

American Century Income & Growth and the Standard and Poor's 500 Composite Stock Index.

[GRAPH 43]        Mountain graph depicting the change in value of a $10,000
                  investment in the portfolio since inception versus the Standard and Poor's 500 Composite Stock Index (S&P) over the same time frame.

                                   PORTFOLIO         S&P INDEX
                                   ---------         ---------
Inception 5/1/01                    $10,000           $10,000
Period Ended 12/31/01               $ 9,480           $ 9,277
FYE 12/31/02                        $ 7,643           $ 7,227

*        Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 -1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge. Please see page ___.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Bank of America Corporation                                    3.8%
Citigroup Inc.                                                 2.8%
Exxon Mobil Corporation                                        2.7%
Microsoft Corporation                                          2.7%
Verizon Communications, Inc.                                   2.5%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Commercial Banks                                              10.7%
Pharmaceuticals                                                9.3%
Telecommunications                                             7.2%
Petroleum Refining                                             4.8%
Computer & Data Processing Services                            4.4%

EQUITY MATRIX

VALUE: An investment style that focuses on stocks, which a Portfolio Manager thinks are currently depressed in price and will eventually have their worth recognized by the market. When and if the share price recovers, the manager attempts to gain a profit.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

TRANSAMERICA GROWTH OPPORTUNITIES

....seeks maximum long-term growth.

- MARKET ENVIRONMENT

The year ended December 31, 2002 will almost certainly be remembered for its lackluster economy, corporate governance scandals, the continued deflation of the late-1990s financial bubble, and a severe crisis in investor confidence. Every segment of the domestic equity markets, regardless of market capitalization or style orientation, ended the year with a loss, in spite of a remarkable rally in the final two months of the period. Among small-company stocks, only three of twenty-three industrial sectors - banks, household products and real estate - rose during the year. Battered hardest were the very sectors that floated highest in the 1990s: pharmaceuticals and biotechnology, telecommunications and technology.

- PERFORMANCE

For the year ended December 31, 2002, Transamerica Growth Opportunities outperformed both its primary and secondary benchmarks, the Russell 2500 Growth Index and the Russell 2000 Index, which returned (29.09)% and (20.48)%, respectively.

- STRATEGY REVIEW

The portfolio's relative outperformance can be attributed to a shift in investor attitudes. Spooked by scandals and earnings disappointments, investors increasingly sought the kinds of companies that we prefer: "all-weather" businesses that are well-funded and well-managed, with transparent financial statements and rock-solid competitive positions. Buoyed by what little investor demand there was to be had, stocks with these qualities maintained more of their value. Among them were our holdings in Expedia, Inc. ("Expedia"); Dreyer's Grand Ice Cream, Inc.; Cymer, Inc.; Moody's Corporation, and Expeditors International of Washington, Inc. Expedia, the online travel-booking service, is a prime example of our investment style. The company possesses advantages that would be exceptionally difficult to replicate. Notwithstanding the feeble U.S. economy and sharp downturn in domestic air travel since September llth, Expedia has generated strong free cash flows as well as high returns on capital. Online bookings are rapidly replacing travel agents and telephone bookings as the preferred method of purchasing airline tickets and reserving cars and hotel rooms, and Expedia is clearly a beneficiary of this trend.

Even in-depth knowledge and carefully timed trading were of little avail with companies like Investment Technology Group, Inc. ("ITG") and BARRA, Inc. ("BARRA"), two of the portfolio's largest detractors from performance. ITG provides a unique securities-trading technology popular among institutional investors. BARRA markets securities data used by brokers, financial advisors and asset managers. All their strengths - long-term trends in their favor, skilled management teams and strong financial positions - could not compensate for weaker-than-anticipated demand for their products in a bear market. Nonetheless, we remain convinced of their growth potential and have maintained our positions.

- OUTLOOK

As 2002 wound to a close, stocks rebounded vigorously, gaining as much in the final seven weeks as they might in an average year. While we are pleased with this recent progress, we see it as a correction of the severe undervaluation that had gripped the market, particularly the telecommunications and technology sectors, and not as a harbinger of a strong, broad-based and sustained recovery for equities. We continue to expect only very gradual economic expansion, a situation that will make positive secular trends, manageable levels of debt and experienced management all the more important to achieving superior growth. That bodes well for our current holdings.



/s/ Christopher J. Bonavico                /s/ Kenneth F. Broad
------------------------------------       ------------------------------------
CHRISTOPHER J. BONAVICO                    KENNETH F. BROAD

                        Transamerica Growth Opportunities
                               Portfolio Managers

Prior to May 1, 2002, the portfolio was part of the Transamerica Variable Insurance Fund, Inc. and was named the Small Company Portfolio.

The views expressed in this commentary on Transamerica Growth Opportunities reflect those of the portfolio managers through the year ended December 31, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

TRANSAMERICA GROWTH OPPORTUNITIES

Spooked by scandals and earnings disappointments, investors increasingly sought the kinds of companies that we prefer...

                                                                   [TRANSAMERICA
                                                           INVESTMENT MANAGEMENT
                                                                           LOGO]

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc.

Transamerica Growth Opportunities, the Russell 2500 Growth Index and the Russell 2000 Index.

[GRAPH 44]        Mountain graph depicting the change in value of a $10,000
                  investment in the portfolio since inception versus the Russell
                  2500 Growth Index and the Russell 2000 Index over the same time frame.

                                                  RUSSELL           RUSSELL
                               PORTFOLIO            2500              2000
                               ---------          -------           -------
Inception 5/2/01                $10,000           $10,000           $10,000
Period Ended 12/31/01           $11,180           $ 9,661           $10,166
FYE 12/31/02                    $ 9,580           $ 6,850           $ 8,084

*        Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 -1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge. Please see the quarterly subaccount performance beginning on page 220.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
DeVRY Inc.                                                     5.8%
C.H. Robinson Worldwide, Inc.                                  5.1%
BARRA, Inc.                                                    4.9%
BlackRock, Inc.                                                4.9%
ServiceMaster Company (The)                                    4.9%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Transportation & Public Utilities                             14.4%
Security & Commodity Brokers                                   8.6%
Computer & Data Processing Services                            7.5%
Business Services                                              6.7%
Educational Services                                           5.8%

EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

MEDIUM CAPITALIZATION: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

The historical financial information for periods prior to May 1, 2002, has been derived from the financial history of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc.

BLACKROCK GLOBAL SCIENCE & TECHNOLOGY

....seeks preservation of capital and competitive investment returns.

- MARKET ENVIRONMENT

Performance in the equity market was weak across the board in 2002. All of the major stock indexes in the United States declined, making 2002 the third consecutive year of negative returns. Despite posting positive returns in the fourth quarter, the equity market provided very few places to hide for investors. Economic uncertainties, poor corporate earnings performance, well documented corporate accounting scandals and fears over possible war in Iraq and terrorist strikes, all combined to push equity prices lower. The worst performing sectors in the market for the year were technology, plunging 38%, telecommunications, down 36%, and utilities, falling 33%. All of these sectors continued to suffer from the effects of overcapacity as a result of the bursting of the technology bubble. No sector experienced positive returns in 2002. Consumer staples fared the best, however, decreasing only 6%, with materials losing 8% and energy finishing the year down 13%.

In our view, corporate earnings expectations for 2003 have been lowered to more realistic levels. With the current tepid business environment, there is room for more earnings disappointments this year. In general, we believe that investors have adequately discounted this possibility. If valuation levels remain stable, it would suggest a year of modest, but positive, returns for the Standard and Poor's 500 Composite Index ("S&P 500").

- PERFORMANCE

For the year ended December 31, 2002, BlackRock Global Science & Technology underperformed its benchmark, the S&P 500, which returned (22.09)%.

- STRATEGY REVIEW

Following three quarters of negative performance, which were impacted by concerns over corporate profits and heightened investor risk aversion, the portfolio and the technology sector posted positive returns in the fourth quarter. Throughout the period, the information technology ("IT") sector rallied dramatically from arguably oversold levels. Investors appeared to gain renewed enthusiasm about the corporate profit outlook as management guidance began to fall in line with financial reality. Despite mixed economic data and increasing geopolitical risks, compelling valuations seemed to attract investors to the higher beta segments of the market.

The portfolio's overweight toward healthcare hurt relative performance, as a rapid shift in investor sentiment during the fourth quarter led investors toward more cyclically oriented industries. In addition, returns were impacted by sub-optimal stock selection in the application software and computer hardware sub-sectors.

- OUTLOOK

Going forward, the portfolio management team is increasingly optimistic about a global economic recovery. Corporations have spent the last two years adjusting their cost structures, strengthening their balance sheets, and rationalizing excess capacity. Despite intense competition and a weak pricing environment, companies are better positioned to operate at profitable levels. Investors will now turn their attention to identifying signs of stabilization and improvement in capital investment. Because a re-acceleration in IT spending will be both gradual and non-linear, the market will most likely continue to experience pronounced volatility. Finally, because the portfolio management team remains skeptical about a sustainable near term IT recovery, the portfolio will continue to have an overweight position in healthcare with a focus on product-driven companies. The intention is to gain exposure to higher beta segments of the market while mitigating some of the fundamental risk associated with the technology sector until visibility improves.



/s/ William J. Wykle
-------------------------------------
WILLIAM J. WYKLE

BLackRock Global Science & Technology
Portfolio Manager

The views expressed in this commentary on BlackRock Global Science & Technology reflect those of the portfolio manager through the year ended December 31, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

BLACKROCK GLOBAL SCIENCE & TECHNOLOGY

In our view, corporate earnings expectations for 2003 have been lowered to more realistic levels.

                                                                [BLACKROCK LOGO]

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc.

BlackRock Global Science & Technology and the Standard and Poor's 500 Composite Stock Index.

[GRAPH 45]        Mountain graph depicting the change in value of a $10,000
                  investment in the portfolio since inception versus the Standard and Poor's 500 Composite Stock Index (S&P) over the same time frame.

                                   PORTFOLIO         S&P INDEX
                                   ---------         ---------
Inception 8/17/01                   $10,000           $10,000
Period Ended 12/31/01               $10,450           $ 9,943
FYE 12/31/02                        $ 6,650           $ 7,746

*        Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 -1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge. Please see page _____.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Samsung Electronics Co., Ltd.                                  2.2%
KLA - Tencor Corporation                                       2.0%
Motorola, Inc.                                                 2.0%
ATMI, Inc.                                                     2.0%
Intuit Inc.                                                    1.9%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Pharmaceuticals                                               22.5%
Electronic Components & Accessories                           16.1%
Computer & Data Processing Services                           12.2%
Communications Equipment                                       6.3%
Industrial Machinery & Equipment                               5.3%

EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

MEDIUM CAPITALIZATION: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

International investing involves risks that include currency fluctuation, political instability, and different accounting standards.

BLACKROCK LARGE CAP VALUE

....seeks to provide long-term capital appreciation.

- MARKET ENVIRONMENT

Performance in the equity market was weak across the board in 2002. All of the major stock indices in the United States declined, making 2002 the third consecutive year of negative returns. Economic uncertainties, poor corporate earnings performance, well documented corporate accounting scandals and fears over possible war in Iraq and terrorist strikes, all combined to push equity prices lower. The worst performing sectors in the market for the year were technology, plunging 38%, telecommunications, down 36%, and utilities, which fell 33%. All of these sectors continued to suffer from the effects of overcapacity as a result of the bursting of the technology bubble. No sector experienced positive returns in 2002. Consumer staples fared the best, however, decreasing only 6%, with materials losing 8% and energy finishing the year down 13%.

In our view, corporate earnings expectations for 2003 have been lowered to more realistic levels. With the current tepid business environment, there is room for more earnings disappointments this year. In general, we believe that investors have adequately discounted this possibility. If valuation levels remain stable, it would suggest a year of modest, but positive, returns for the Standard and Poor's 500 Composite Stock Index ("S&P 500").

- PERFORMANCE

For the year ended December 31, 2002, BlackRock Large Cap Value underperformed its benchmark, the Russell 1000 Value Index, which returned (15.52)%.

- STRATEGY REVIEW

After three-quarters of weak absolute returns the portfolio posted strong returns in the fourth quarter. The portfolio benefited from increased investor risk tolerance and demand for cyclically oriented stocks. Strong performance during the fourth quarter was primarily driven by good stock selection in the context of industry overweights within industries that outperformed. As we observed in the third quarter, many stocks were trading at historically low levels. The return to more typical valuations among the portfolio's holdings was partly responsible for strong returns this quarter. One such example is Nextel Communications, Inc. ("Nextel"), a fundamentally solid company with a valuation that had indicated high investor skepticism and liquidity concerns. Based on the available evidence, we were confident results and cash flows would be good. These assumptions proved accurate, and as the market came to a similar view on the stock, Nextel propelled to a strong return for the quarter. All of these stocks exhibited attractive valuation levels at the beginning of the quarter. In general, the portfolio sold down its strong performers and invested the proceeds in securities believed to have greater upside potential. We continued to look more favorably on stocks with good dividend yields.

- OUTLOOK

During the fourth quarter, equities, notably large cap value stocks, gave many investors a glimmer of hope as they posted strong returns in October and November. Despite fading in December, the major equity markets were able to sustain much of their gains. Although we remain mindful that pension shortfalls, the threats of war and terrorism, high consumer debt and high energy prices pose risk to the markets, we see evidence that both the economy and market tone are improving.

Over the second half of the year, our strategy of pursuing stocks with low market-expectations and an identifiable catalyst enabled us to outperform. Our stock selection continues to focus on securities with low valuation metrics, coupled with fundamentals that are set to outperform general market expectations. This strategy is one that the management team believes will succeed over the long term.



/s/ Christopher R. Kaufman
------------------------------------
CHRISTOPHER R. KAUFMAN

BlackRock Large Cap Value
Portfolio Manager

The views expressed in this commentary on BlackRock Large Cap Value reflect those of the portfolio manager through the year ended December 31, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

BLACKROCK LARGE CAP VALUE

If valuation levels remain stable, it would suggest a year of modest, but positive, returns for the S&P 500.


[BLACKROCK LOGO]


Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. BlackRock Large Cap Value and the Russell 1000 Value Index.



                                    [GRAPH]



Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Russell 1000 Value Index over the same time frame.

                                                 Russell
                              Portfolio        1000 Value
Inception 8/17/01*           $   10,000        $   10,000
Period Ended 12/31/01        $    9,650        $    9,810
FYE 12/31/02                 $    7,359        $    8,288


*        Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge. Please see page_.



FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Citigroup Inc.                                        4.8%
Bank of America Corporation                           3.2%
Northrop Grumman Corporation                          3.0%
Exxon Mobil Corporation                               2.8%
Verizon Communications, Inc.                          2.7%


FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Commercial Banks                                     13.8%
Telecommunications                                   10.5%
Pharmaceuticals                                       5.2%
Insurance                                             5.0%
Oil & Gas Extraction                                  5.0%

EQUITY MATRIX

VALUE: An investment style that focuses on stocks, which a Portfolio Manager thinks are currently depressed in price and will eventually have their worth recognized by the market. When and if the share price recovers, the manager attempts to gain a profit.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.




This material must be preceded or accompanied by the Fund's current prospectus.

BLACKROCK MID CAP GROWTH

....seeks to provide long-term capital appreciation.


-  MARKET ENVIRONMENT

Performance in the equity market was weak across the board in 2002. All of the major stock indexes in the United States declined, making 2002 the third consecutive year of negative returns. Despite posting positive returns in the fourth quarter, the equity market provided very few places to hide for investors. Economic uncertainties, poor corporate earnings performance, well documented corporate accounting scandals and fears over possible war in Iraq and terrorist strikes, all combined to push equity prices lower. The worst performing sectors in the market for the year were technology, plunging 38%, telecommunications, down 36%, and utilities, falling 33%. All of these sectors continued to suffer from the effects of overcapacity as a result of the bursting of the technology bubble. No sector experienced positive returns in 2002. Consumer staples fared the best, however, decreasing only 6%, with materials losing 8% and energy finishing the year down 13%.

In our view, corporate earnings expectations for 2003 have been lowered to more realistic levels. With the current tepid business environment, we believe there is room for more earnings disappointments this year. In general, we believe that investors have adequately discounted this possibility. If valuation levels remain stable, it would suggest a year of modest, but positive, returns.

-  PERFORMANCE

For the year ended December 31, 2002, BlackRock Mid Cap Growth slightly underperformed its benchmark, the Russell Midcap Growth Index, which returned (27.41)%.

-  STRATEGY REVIEW

Following three quarters of negative performance BlackRock Mid Cap Growth posted positive returns in the fourth quarter. After months of significant declines, the markets rebounded strongly in October and November. Although this rally faded somewhat in December, the market held on to the majority of its gains for the quarter. On an absolute return basis, the portfolio was able to capture a large part of this upside.

Stock selection detracted slightly from the portfolio's overall performance during the period. However, stock picking was particularly strong within several sectors, including technology software and healthcare services. Stocks that added to performance in the quarter were BEA Systems, Inc., PeopleSoft, Inc. and Outback Steakhouse, Inc. Stock selection was poor in the technology hardware sector. Specific stocks that hurt performance during the period were Shire Pharmaceuticals Group PLC, Harris Corporation and NVIDIA Corporation.

Sector selection also detracted from performance during the fourth quarter and was a major driver of the portfolio's underperformance relative to its benchmark. The portfolio's underweight in technology hardware hurt performance relative to the benchmark, as this sector performed well during the period. The portfolio also reduced positions in the healthcare services sector, where certain holdings were believed to have reached full valuation. The portfolio also reduced holdings in the retail sector as fundamentals in that sector generally declined during the period.

-  OUTLOOK

The portfolio continues to follow a strategy of using fundamental research to uncover the most promising mid-cap growth companies. It is our belief that the companies we own can grow into substantially larger enterprises over time and that their stocks are currently undervalued relative to their earnings potential.


/s/ William J. Wykle

WILLIAM J. WYKLE
BlackRock Mid Cap Growth
Portfolio Manager




The views expressed in this commentary on BlackRock Mid Cap Growth reflect those of the portfolio manager through the year ended December 31, 2002. They do not necessarily represent the views of AEGON/ Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

BLACKROCK MID CAP GROWTH

The portfolio continues to follow a strategy of using fundamental research to uncover the most promising mid-cap growth companies.



[BLACKROCK LOGO]


Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. BlackRock Mid Cap Growth and the Russell Midcap Growth Index.


                                    [GRAPH]




Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Russell Midcap Growth Index over the same time frame.

                                                 Russell
                             Portfolio        Midcap Growth
Inception 8/17/01*           $   10,000        $   10,000
Period Ended l2/31/01        $   10,280        $   10,553
FYE 12/31/02                 $    7,430        $    7,661


*        Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge. Please see page_.


FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Family Dollar Stores, Inc.                            2.7%
Dollar Tree Stores, Inc.                              2.5%
Manpower Inc.                                         2.4%
Staples, Inc.                                         2.3%
Outback Steakhouse, Inc.                              2.3%


FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Computer & Data Processing Services                  12.7%
Pharmaceuticals                                       8.5%
Oil & Gas Extraction                                  8.2%
Medical Instruments & Supplies                        7.4%
Restaurants                                           6.7%


EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.


MEDIUM CAPITALIZATION: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks.



This material must be preceded or accompanied by the Fund's current prospectus.

AGGRESSIVE ASSET ALLOCATION

....seeks capital appreciation.


-  MARKET ENVIRONMENT

There is no way to sugarcoat the bitter medicine the past year gave to equity investors. It was the third consecutive year of negative returns for most major market indexes, something that has not happened since the early 1940s. Executives of once-mighty corporations, who not long ago appeared before television cameras to boast of their success, instead paraded in handcuffs to face charges of malfeasance. Meanwhile, the threat of war with Iraq, tensions with North Korea and other global flashpoints cast a lingering uncertainty over the markets.

Although the year started with hopes for strong economic growth, signs of resurgence came in fits and starts amid a steady stream of lukewarm corporate earnings reports.


Yet a strong market performance in the fourth quarter of the year highlights the markets' resiliency. Equity markets have bounced back from prolonged downturns before, rewarding patient investors.

-  PERFORMANCE

From inception May 1, 2002 through December 31, 2002, Aggressive Asset Allocation slightly outperformed its benchmark, the Wilshire 5000 Total Market Index, which returned (18.54)%.

-  STRATEGY REVIEW

Recent returns tell us that the portfolio is behaving in line with its objectives. During the tough stretches it fell harder than more conservative portfolios. But in the fourth quarter, technology and other sectors one would expect to find in an aggressive portfolio staged an impressive rally, and during that period Aggressive Asset Allocation's returns topped those of the other asset allocation portfolios in the AEGON/Transamerica Series Fund, Inc. lineup.

Designed to offer maximum diversification in a single package. Aggressive Asset Allocation is actually a collection of underlying portfolios. This gives investors exposure not only to a variety of securities, but to several money managers with different approaches to security selection. The theme running throughout this portfolio of portfolios is its suitability for investors with long time horizons and a willingness to take on high risk for the potential of high rewards.

A sampling of the portfolio's top holdings shows how its construction, based on recommendations from Morningstar Associates, LLC, combines diverse investments to achieve its goals. At the end of the year, T. Rowe Price Equity Income, which seeks large company stocks that pay above-average dividends, was the single largest holding, accounting for 18.2% of the portfolio. It is a different approach taken by Transamerica Equity (11.1% of the portfolio), whose managers carefully select a smaller number of companies with the potential for above-average growth. Both of these differ sharply from the approach followed by Third Avenue Value (10.1% of the portfolio), whose investment team seeks out small companies that have been battered or overlooked despite strong fundamentals that could bear fruits in the future.

Different paths toward the same goal: aggressive, long-term capital appreciation.

-  OUTLOOK

Sometimes bitter medicine is just what the patient needs. As painful as equity market performance was in 2002, it brought valuations down, giving the market, we believe, more room to rebound in 2003. It also caused investors to do some soul-searching, to reassess their risk tolerance and put their expectations more in line with a reality that was distorted during the late 1990s. The corporate scandals of the past year have prompted the public to demand better corporate accounting practices. Businesses that put off investing in new technologies eventually will succumb to the pressure to spend on the tools and employees that will keep them competitive.

Meanwhile, inflation is low and the Federal Reserve Board has shown it is willing to act on policies to stimulate growth. We believe 2003 will be a year of change, and with change comes opportunity.



ATFA INVESTMENT TEAM

Aggressive Asset Allocation
AEGON/Transamerica Fund Advisers, Inc.




The views expressed in this commentary on Aggressive Asset Allocation reflect those of the ATFA Investment Team through the year ended December 31, 2002. Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Fund Advisers, Inc. disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

AGGRESSIVE ASSET ALLOCATION

We believe 2003 will be a year of change, and with change comes opportunity.



[AEGON TRANSAMERICA LOGO]

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. Aggressive Asset Allocation and the Wilshire 5000 Total Market Index.


                                    [GRAPH]




Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Wilshire 5000 Total Market Index over the same time frame.


                                                Wilshire
                              Portfolio           5000
Inception 5/1/02*            $   10,000        $   10,000
Period-Ended 12/31/02        $    8,170        $    8,146


*        Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

Aggressive Asset Allocation commenced operations on 5/1/02. Due to its short term (eight months) performance history, little indication of fluctuation is illustrated. In the future, longer time periods will indicate greater market fluctuation.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge. Please see the quarterly subaccount performance beginning on page 220.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

T. Rowe Price Equity Income                          18.2%
PBHG/NWQ Value Select                                11.1%
Transamerica Equity                                  11.1%
Third Avenue Value                                   10.1%
Jennison Growth                                      10.1%


ALLOCATIONS (% OF NET ASSETS)

Growth Equity                                        65.7%
Aggressive Equity                                    16.3%
World Equity                                         12.9%
Balanced                                              5.1%




EQUITY MATRIX

BLEND: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.


LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.




This material must be preceded or accompanied by the Fund's current prospectus.

CONSERVATIVE ASSET ALLOCATION


....seeks current income and preservation of capital.


-  MARKET ENVIRONMENT

Executives in handcuffs. A third straight year of equity index declines. Global tensions, including the threat of war with Iraq and revelations of North Korea's nuclear capabilities. For those with an appetite for risk, 2002 might have provided buying opportunities. For the risk-averse investor, it was a good year to be risk averse.

Conservative Asset Allocation was designed for years like 2002.

Although, economic news seemed bright one day and bleak the next, the gross domestic product grew at a pace that wasn't stellar but steady, nonetheless. The fourth quarter actually produced an equity rally, underscoring the markets' resiliency. It is a difficult environment, one that underscores the value of asset allocation.

-  PERFORMANCE

From inception May 1, 2002 through December 31, 2002, Conservative Asset Allocation underperformed its benchmark, the Lehman Brothers Aggregate Bond Index, which returned 8.06%.

-  STRATEGY REVIEW

If recent returns are any indication, the portfolio's behavior is consistent with its objectives. During the fourth quarter, when equities staged an impressive rally, Conservative Asset Allocation, showed a 3.53% return - respectable but less than the asset allocation portfolios with higher percentages of stock holdings. In other words, the portfolio performance was consistent with its objectives.

Conservative Asset Allocation is actually a collection of underlying portfolios, designed for maximum diversification by offering investors exposure not only to a variety of securities, but to several money managers with different approaches to security selection. It is built on a model designed by Morningstar Associates, LLC, for those concerned with protecting assets as well as investment returns.

A sampling of the portfolio's top holdings shows a distinct defensive strategy. Three of the largest holdings as of December 31, 2002 were fixed-income portfolios: MFS High Yield, PIMCO Total Return and Transamerica Convertible Securities. T. Rowe Price Equity Income was also among the top holdings, as was Transamerica Money Market.

By the end of the year, this portfolio comprised fifteen underlying portfolios, each with a different management team following its unique approach to investing selection.

-  OUTLOOK

Conservative Asset Allocation seeks to lessen the pain if the hoped-for recovery in the stock market is postponed again in 2003. Inflation remains low and the Federal Reserve Board has shown it is willing to act to stimulate growth - including the possibility of further rate cuts.

Although such a climate means low money market yields, it preserves the value of bonds, an important component of the portfolio. However, a stock market recovery could benefit the portfolio as well. Its equity holdings include many value-oriented portfolios, which tend to do well in the early stages of a rebound.

As the year unfolds, we believe, there is reason for cautious optimism. The economy is growing, although slowly and productivity remains high. Valuations and investor expectations have become more reasonable, and there is a greater emphasis on businesses with clean accounting practices and solid fundamentals.




ATFA INVESTMENT TEAM
Conservative Asset Allocation
AEGON/Transamerica Fund Advisers, Inc.





The views expressed in this commentary on Conservative Asset Allocation reflect those of the ATFA Investment Team through the year ended December 31, 2002. Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Fund Advisers, Inc. disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

CONSERVATIVE ASSET ALLOCATION

Conservative Asset Allocation was designed for years like 2002.


[AEGON TRANSAMERICA LOGO]


Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. Conservative Asset Allocation and the Lehman Brothers Aggregate Bond Index.


                                    [GRAPH]



Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Lehman Brothers Aggregate Bond Index over the same time frame.



                                                    LB
                              Portfolio         Aggregate
Inception 5/1/02*            $   10,000        $   10,000
Period Ended 12/31/02        $    9,090        $   10,806



*        Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

Conservative Asset Allocation commenced operations on 5/1/02. Due to its short term (eight months) performance history, little indication of fluctuation is illustrated. In the future, longer time periods will indicate greater market fluctuation.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge. Please see the quarterly subaccount performance beginning on page 220.



FIVE LARGEST HOLDINGS (% OF NET ASSETS)

MFS High Yield                                       21.4%
PIMCO Total Return                                   18.2%
Transamerica Convertible Securities                  12.9%
T. Rowe Price Equity Income                           9.0%
Transamerica Money Market                             6.5%


ALLOCATIONS (% OF NET ASSETS)

Fixed-Income                                         52.4%
Growth Equity                                        28.8%
Aggressive Equity                                     7.4%
Capital Preservation                                  6.5%
World Equity                                          4.9%

EQUITY MATRIX

BLEND: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.




This material must be preceded or accompanied by the Fund's current prospectus.

JANUS BALANCED

....seeks long-term capital growth consistent with preservation of capital and balanced by current income.

-  MARKET ENVIRONMENT

Cautious optimism was the watchword as our year commenced. But despite the lowest interest rates in 40-plus years, hopes for a much-anticipated recovery faded in the spring amid increasingly negative economic news. While investors tried to assess the strength of the economy and the outlook for company earnings, consumer spending moderated as stock losses mounted and jobless claims steadily increased. The biggest risk for the economy, however, was a potential war with Iraq, which threatened to drive oil prices higher and further erode consumer confidence. All three major stock market indexes ended the period lower as a result.

In the bond markets, prices on U.S. Treasury securities hit 44-year highs. We sold some of our Treasury holdings at a profit and began to position the portfolio for an eventual stock market recovery. Nonetheless, price appreciation left our fixed-income weighting roughly unchanged.

-  PERFORMANCE

From inception May 1, 2002 through December 31, 2002, Janus Balanced outperformed its primary benchmark, the Standard and Poor's 500 Composite Stock Index, which returned (17.29)% and underperformed its secondary benchmark, the Lehman Brothers U.S. Government/Credit Index, which returned 9.44%.

-  STRATEGY REVIEW

Given the lingering uncertainty, we have continued to stand by our research-driven investment approach that focuses on identifying well-managed companies that can perform over the long term. Our emphasis is on those companies with healthy balance sheets, the ability to generate free cash flow and allocate capital prudently, and managements that have a history of executing well, regardless of the economic climate.

One holding that matches this description is Anheuser-Busch Companies, Inc. ("Anheuser-Busch"). The maker of top selling Bud Light and Budweiser beers has earned a position among the portfolio's top-20 stocks by delivering consistent, predictable earnings. As proof, the brewer has posted double-digit earnings growth for sixteen straight quarters. In spite of the economic downturn, Anheuser-Busch continues to enjoy pricing power and gains market share, as volume growth remains strong.

A newer position and standout during the period was Gannett Co., Inc. ("Gannett"), owner of USA Today and a host of local newspapers and television stations. We were originally attracted to Gannett because of the strength of its USA Today brand. Our research subsequently revealed that the firm has significant asset value, healthy cash flow and relatively low levels of debt for a media company. It also has done a commendable job of weathering the recent slump in advertising spending as many large corporations scaled back their national media budgets to divert funds to more targeted and cost-effective local advertising.

On the downside, payroll and tax filing processor Automatic Data Processing, Inc. ("ADP") worked against the portfolio. As the economy slipped into recession and businesses laid off staff, ADP struggled when the number of employees on payroll declined. At the same time, falling interest rates substantially lowered its float income. Even so, a recovering economy and rising rates will allow the company's earnings to rebound on several fronts. For this reason, we still find ADP a compelling long-term investment.

Berkshire Hathaway Inc., the diversified holding company steered by legendary investor Warren Buffett, also detracted from the portfolio's performance as speculation recently swirled around its possible takeover of General Electric Company's Employers Reinsurance. Nonetheless, the company, with its rock-solid balance sheet and broad capital base, represents the kind of company we want to own. Its insurance subsidiaries are profiting from firming premiums, and they are complemented by an impressive array of low-debt, asset-rich businesses that are especially appealing in this deflationary environment.

-  OUTLOOK

In this volatile market, we feel it pays to be patient, and maintain a research-driven approach that resists reacting to daily gyrations. Relying on this strategy, we remain committed to providing you with satisfying long-term results.


/s/ Karen L. Reidy

KAREN L. REIDY
Janus Balanced
Portfolio Manager


The views expressed in this commentary on Janus Balanced reflect those of the portfolio manager through the year ended December 31, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

JANUS BALANCED

.... We have continued to stand by our research-driven investment approach that focuses on identifying well-managed companies that can perform over the long term.

                                                                    [JANUS LOGO]

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. Janus Balanced, the Standard and Poor's 500 Composite Stock Index and the Lehman Brothers U.S. Government/Credit Index.

[GRAPH] Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard and Poor's 500 Composite Stock Index (S&P) and the Lehman Brothers U.S. Government/Credit Index over the same time frame

                                                                             LB
                                           Portfolio     S&P Index     Govt/Credit
               Inception 5/1/02*            $10,000        $10,000        $10,000
               Period Ended 12/31/02        $ 9,490        $ 8,271        $10,944

 * Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 -1-800-596-5323
- http://www.micropal.com.

Janus Balanced commenced operations on 5/1/02. Due to its short term (eight months) performance history, little indication of fluctuation is illustrated. In the future, longer time periods will indicate greater market fluctuation.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge. Please see the quarterly subaccount performance beginning on page 220.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Pfizer Inc.                                           2.1%
Citigroup Inc.                                        1.5%
Gannett Co., Inc.                                     1.5%
Microsoft Corporation                                 1.5%
CNF Transportation Inc.                               1.4%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
U.S. Government Obligations                           7.8%
U.S. Government Agencies                              6.8%
Communication                                         5.2%
Pharmaceuticals                                       4.8%
Hotels & Other Lodging Places                         4.2%

EQUITY MATRIX

BLEND: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.

FIXED INCOME MATRIX

INTERMEDIATE TERM: Average duration of equal to or greater than 3.5 years, but less than or equal to 6 years.

MEDIUM QUALITY: Average credit rating equal of BBB or A.

This material must be preceded or accompanied by the Fund's current prospectus.

MODERATE ASSET ALLOCATION

....seeks capital appreciation.

-  MARKET ENVIRONMENT

Major indexes suffered the third consecutive year of negative returns, something that has not happened since the early 1940s. Once-mighty executives found themselves in handcuffs. The threat of war with Iraq, tensions with North Korea and other global flashpoints cast a lingering uncertainty over the markets. And the strong economic growth predicted for 2002 was postponed amid a steady stream of lukewarm corporate earnings reports.

This, in a nutshell, is a brief outline of the market environment for 2002 - less than what was hoped for but certainly not hopeless.

Although, economic news seemed bright one day and bleak the next, the gross domestic product grew at a pace that was not stellar but steady, nonetheless. The fourth quarter actually produced an equity rally, underscoring the markets' resiliency. It is a difficult environment, but one that may reward a patient investor.

-  PERFORMANCE

From inception May 1, 2002 through December 31, 2002, Moderate Asset Allocation outperformed its primary benchmark, the Wilshire 5000 Total Market Index, which returned (18.54)% and underperformed its secondary benchmark, the Lehman Brothers Aggregate Bond Index, which returned 8.06%.

-  STRATEGY REVIEW

If recent returns are any indication, the portfolio's behavior is consistent with its objectives. During the fourth quarter, when equities staged an impressive rally, Moderate Asset Allocation, recorded a 4.51% return. That is less than the asset allocation portfolios with greater emphasis on stocks but higher than Conservative Asset Allocation. Because Moderate Asset Allocation balances its equity holdings with fixed-income investments, this performance was in line for such a market climate.

Moderate Asset Allocation is actually a collection of underlying portfolios, designed for maximum diversification by offering investors exposure not only to a variety of securities, but to several money managers with different approaches to security selection. It is built on a model designed by Morningstar Associates, LLC, for investors who seek some capital appreciation from equities but also want less risk - thus a healthy exposure to fixed-income and money market investments.

A sampling of the portfolio's top holdings shows how its construction combines a diverse set of investments to pursue its goals. Among its top holdings as of December 31, 2002, were two fixed-income portfolios, MFS High Yield and Transamerica Convertible Securities. Both convertibles and high-yield "junk" bonds do well during times of equity market recovery, more so than a bond fund such as PIMCO Total Return, which was also among the top holdings. T. Rowe Price Equity Income, a conservative portfolio that seeks dividend-paying stocks, accounted for 12.0% of holdings.

By the end of the year, this portfolio was comprised of fifteen underlying portfolios, each with a different management team following its unique approach to investing selection.

-  OUTLOOK

Moderate Asset Allocation seeks enough growth to benefit if equities recover in 2003, but enough balance to lessen the pain if they do not. The events of 2002 may contain the seeds for a better future although when that future will arrive remains unclear. Valuations are down somewhat, giving markets more room to expand. Investors have readjusted their expectations to more reasonable levels than in the 1990s, and corporate scandals have spurred demands for better corporate accounting practices - and put an emphasis back on businesses with solid fundamentals.

Meanwhile, inflation is low and the Federal Reserve Board has shown it is willing to act to stimulate growth. We believe, for investors, 2003 will be a year of change - and opportunity.

ATFA INVESTMENT TEAM

Moderate Asset Allocation
AEGON/Transamerica Fund Advisers, Inc.

The views expressed in this commentary on Moderate Asset Allocation reflect those of the ATFA Investment Team through the year ended December 31, 2002. Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Fund Advisers, Inc. disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

MODERATE ASSET ALLOCATION

It is a difficult environment, but one that may reward a patient investor.

                                                       [AEGON/TRANSAMERICA LOGO]

Comparison of change in value of $10,000 investment in AEGON/Transamerica Series Fund, Inc. Moderate Asset Allocation, the Wilshire 5000 Total Market Index and the Lehman Brothers Aggregate Bond Index.

[GRAPH] Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Wilshire 5000 Total Market Index and the Lehman Brothers Aggregate Bond Index over the same time frame.

                                                                            LB
                                           Portfolio    Wilshire 5000    Aggregate
               Inception 5/1/02*            $10,000        $10,000        $10,000
               Period Ended 12/31/02        $ 8,810        $ 8,146        $10,806

* Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

Moderate Asset Allocation commenced operations on 5/1/02. Due to its short term (eight months) performance history, little indication of fluctuation is illustrated. In the future, longer time periods will indicate greater market fluctuation.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge. Please see the quarterly subaccount performance beginning on page 220.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
MFS High Yield                                       18.4%
T. Rowe Price Equity Income                          12.0%
PIMCO Total Return                                   10.9%
Transamerica Convertible Securities                   8.4%
Transamerica Equity                                   7.1%

ALLOCATIONS (% OF NET ASSETS)
Growth Equity                                        40.6%
Fixed-Income                                         37.7%
Aggressive Equity                                    10.9%
World Equity                                          7.1%
Capital Preservation                                  3.7%

EQUITY MATRIX

BLEND: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

MODERATELY AGGRESSIVE ASSET ALLOCATION

....seeks capital appreciation.

-  MARKET ENVIRONMENT

2002 began with a general consensus that better times lay ahead. Most are still rightly convinced of good things in the future of the investment world, but when they will start remains unclear. Major indexes suffered the third consecutive year of negative returns, something that has not happened since the early 1940s. Executives who once faced the nation to boast of their success found themselves facing allegations of malfeasance. Meanwhile, the threat of war with Iraq, tensions with North Korea and other global flashpoints cast a lingering uncertainty over the markets.

Meanwhile, the predicted economic growth came in fits and starts amid a steady stream of lukewarm corporate earnings reports.

Yet a strong market performance in the fourth quarter of the year highlights the markets' resiliency. Equity markets have bounced back from prolonged downturns before, rewarding patient investors.

-  PERFORMANCE

From inception May 1, 2002 through December 31, 2002, Moderately Aggressive Asset Allocation outperformed its benchmark, the Wilshire 5000 Total Market Index, which returned (18.54)%.

-  STRATEGY REVIEW

The portfolio's returns indicate that its behavior is line with its objectives. This was especially apparent during the fourth quarter, when equities staged an impressive rally. During those three months, Moderately Aggressive Asset Allocation, showed a 5.71% return. This was less than the Aggressive Asset Allocation portfolio but greater than the more conservative asset allocation portfolios, which place lesser emphasis on stocks. Because Moderately Aggressive Asset Allocation tempers its pursuit of growth with some exposure to fixed-income investments, this performance met expectations for such a market climate.

Moderately Aggressive Asset Allocation is actually a collection of underlying portfolios, designed for maximum diversification by offering investors exposure not only to a variety of securities, but to several money managers with different approaches to security selection. The theme running throughout this portfolio of portfolios is its suitability for investors with long time horizons and a willingness to take on high risk for the potential of high rewards. It offers more exposure to less volatile investments than Aggressive Asset Allocation, and this takes the level of risk down somewhat.

A sampling of the portfolio's top holdings shows how its construction, based on recommendations from Morningstar Associates, LLC, works to combine a diverse set of investments. As of December 31, 2002, T. Rowe Price Equity Income made up 16% of the portfolio, the largest holding. It seeks income and capital appreciation through dividend-paying stocks, unlike the second-largest holding, MFS High Yield (12% of the portfolio), which invests in bonds that often have lower ratings but offer higher interest - sometimes known as "junk bonds." Their approach differs from Transamerica Growth Opportunities (5% of assets), whose managers select small and mid-sized companies with high potential for capital appreciation.

By the end of the year, this portfolio comprised sixteen underlying portfolios, each with a different management team following its unique approach to investing selection.

-  OUTLOOK

Although market performance was painful in 2002, the year may have planted the seeds for a recovery. It brought valuations down, caused investors to reevaluate their risk tolerance, and spurred demands for better corporate accounting practices. Businesses that put off investing in new technologies eventually will succumb to the pressure to spend on the tools and employees that will keep them competitive.

Meanwhile, inflation is low and the Federal Reserve Board has shown it is willing to act to stimulate growth. The seeds of opportunities have been sown, but whether they will bear fruit still remains uncertain.

ATFA INVESTMENT TEAM
Moderately Aggressive Asset Allocation
AEGON/Transamerica Fund Advisers, Inc.

The views expressed in this commentary on Moderately Aggressive Asset Allocation reflect those of the ATFA Investment Team through the year ended December 31, 2002. Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Fund Advisers, Inc. disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

MODERATELY AGGRESSIVE ASSET ALLOCATION

Although market performance was painful in 2002, the year may have planted the seeds for a recovery.

                                                       [AEGON/TRANSAMERICA LOGO]

Comparison of change in value of $10,000 investment in AEGON/Transamerica Series Fund, Inc. Moderately Aggressive Asset Allocation and the Wilshire 5000 Total Market Index.

[GRAPH] Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Wilshire 5000 Total Market Index over the same time frame.


                                           Portfolio    Wilshire 5000
               Inception 5/1/02*            $10,000        $10,000
               Period Ended 12/31/02        $ 8,520        $ 8,146

* Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

Moderately Aggressive Asset Allocation commenced operations on 5/1/02. Due to its short term (eight months) performance history, little indication of fluctuation is illustrated. In the future, longer time periods will indicate greater market fluctuation.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge. Please see the quarterly subaccount performance beginning on page 220.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
T. Rowe Price Equity Income                           16.1%
MFS High Yield                                        11.8%
Transamerica Equity                                    9.0%
PIMCO Total Return                                     8.6%
Jennison Growth                                        8.3%

ALLOCATIONS (% OF NET ASSETS)
Growth Equity                                         51.7%
Fixed-Income                                          23.8%
Aggressive Equity                                     13.2%
World Equity                                           7.2%
Balanced                                               4.1%

EQUITY MATRIX

BLEND: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

PIMCO TOTAL RETURN

 ... seeks maximum total return consistent with preservation of capital and prudent investment management.

- MARKET ENVIRONMENT

Although 2002 was a relatively difficult period for financial assets, fixed-income securities weathered the storm relatively well. Whereas the first quarter hinted at signs of a recovery, the second and third quarters were characterized by a growing loss of confidence in financial markets. Outrage over the expanding list of companies caught up in accounting scandals and corporate governance abuses cast a pall over the stock market and hurt the performance of corporate bonds, especially in the telecommunications and energy/utilities sectors. Efforts by companies to rehabilitate their credit quality did little to reassure corporate bond investors. A stream of bad news from high-profile issuers reinforced risk aversion among lenders already bruised by accounting scandals. Sluggish global growth and anxiety over a potential war with Iraq spawned a flight to quality. Treasury yields fell as much as 1.47%, with the 10-year plunging to 3.59% at the end of the third quarter, its lowest level in 40 years.

Investors' risk appetites began to revive in the fourth quarter, calming the financial market turmoil that produced a flight to safe assets, especially Treasuries, in the previous two quarters. The return to normalcy came amid heightened confidence that U.S. and European policymakers would protect the global economy against the risks of deflation. The powerful Treasury rally stalled during the final quarter as investors regained interest in credit-sensitive fixed-income assets as well as non-U.S. bonds. The 10-year Treasury yield ended 2002 at 3.81%, up 0.22% during the quarter, though still down 1.24% for the full year.


- PERFORMANCE


From inception May 1, 2002 through December 31, 2002, PIMCO Total Return under-performed its benchmark, the Lehman Brothers Aggregate Bond Index, which returned 8.06%.

- STRATEGY REVIEW

Our total return philosophy revolves around the principle of diversification. We believe that no single risk should dominate returns. Through diversification and the use of multiple strategies, we are confident that we will be able to generate a solid track record with a high degree of consistency. We seek to add value through the use of "top-down" strategies such as interest rate/duration management, yield curve positioning and sector rotation. We also employ "bottom-up" strategies involving analysis and selection of specific securities. By combining perspectives from both the portfolio level and the security level, we have consistently added value over time while incurring acceptable levels of portfolio risk.

A duration that closely matched that of the index during the period was neutral for returns. An underweight to Treasury/agency securities relative to the benchmark hurt returns as Treasuries and other top-quality assets outperformed in 2002. An allocation to mortgage-backed securities was positive as they outpaced Treasuries on a like-duration basis for the quarter and the year. Mortgages held up well, though refinancing remained rapid with interest rates near 40-year lows. Risk-averse banks reluctant to own corporate bonds were strong buyers of mortgage-backed securities. Although an underweight to corporate bonds relative to the benchmark was positive for performance, security selection hurt returns. Although spreads (differences in yield) between Eurozone bonds and Treasuries narrowed during the fourth quarter, an allocation to developed non-U.S. bonds was slightly negative for returns during the entire period. Demand for Treasuries was higher for most of the year due to their appeal as a safe haven and the view among some investors that the U.S. recovery would slow.

- OUTLOOK

The global economy is in a transition phase. We believe monetary and fiscal policy in the United States will reduce deflation risk and sustain moderate growth of about 3% over the next year. Inflation will remain mild and interest rates will remain range-bound near current levels. Over the longer term, these stimulative policies will help shift the global economy toward possibly higher inflation.




/S/ William H. Gross
--------------------------------------
WILLIAM H. GROSS
Chief Investment Officer
Pacific Investment Management Co., LLC


The views expressed in this commentary on PIMCO Total Return reflect those of the portfolio manager through the year ended December 31, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

PIMCO TOTAL RETURN


Investors' risk appetites began to revive in the fourth quarter, calming the financial market turmoil that produced a flight to safe assets, especially Treasuries, in the previous two quarters.

                                                                    (PIMCO LOGO)

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc.

PIMCO Total Return and the Lehman Brothers Aggregate Bond Index.

[GRAPH 53]

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Lehman Brothers Aggregate Bond Index over the same time frame.


                                            Portfolio         LB Aggregate
                                            ---------         ------------
         Inception 5/1/02                    $10,000           $10,000
         Period Ended 12/31/02               $10,620           $10,806

* Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

PIMCO Total Return commenced operations on 5/1/02. Due to its short term (eight months) performance history, little indication of fluctuation is illustrated. In the future, longer time periods will indicate greater market fluctuation.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge. Please see the quarterly subaccount performance beginning on page 220.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
U.S. Treasury Inflation Index 3.63%, due 01/15/08        14.1%
Fannie Mae - January TBA 5.50%, due 01/01/18              6.5%
U.S. Treasury Bond 6.25%, due 08/15/23                    3.1%
Fannie Mae - January TBA 6.00%, due 01/01/33              2.6%
Ginnie Mae - January TBA 6.50%, due 01/01/33              2.4%


FIXED INCOME MATRIX

INTERMEDIATE TERM: Average duration equal to or greater than 3.5 years, but less than or equal to 6 years.


HIGH QUALITY: Average credit rating equal to or greater than AA.



This material must be preceded or accompanied by the Fund's current prospectus.

TRANSAMERICA CONVERTIBLE SECURITIES

....seeks maximum total return through a combination of current income and capital appreciation.


- MARKET ENVIRONMENT

The twelve months ended December 31, 2002, may well be remembered as one of the most volatile in decades. From January through early fall, the equity and convertibles markets were buffeted repeatedly by news of corporate misconduct, earnings disappointments and conflicting economic data. Equities suffered double-digit losses -- and convertibles once again showed that they serve a valuable purpose. The bond-like features of convertibles benefited from a robust fixed-income market, providing a counterbalance to their equity-like traits, so the convertibles market as a whole lost less ground than the stock market. Conversely, once the specter of corporate malfeasance receded and the Federal Reserve Board stimulated the economy with a 0.50% interest-rate reduction, the equity markets regained lost ground much faster than convertibles did. After drifting downward for months, the Merrill Lynch All U.S. Convertibles Index ("ML All U.S. Convertibles") rose 8.78% in the fourth quarter, bringing its twelve month total return to (8.58)%.

- PERFORMANCE

From inception May 1, 2002 through December 31, 2002 Transamerica Convertible Securities slightly underperformed its benchmark, the ML All U.S. Convertibles, which returned (6.35)%.

- STRATEGY REVIEW

As the portfolio opened for business, we had concluded that investment returns would be asymmetrical this year; opportunities for gain would be limited, while the potential for loss would be sizable. With this in mind, we opted for a more conservative approach that would curb the downside risk to investors. Investing primarily in higher-quality securities, we avoided any company with accounting or management issues. Our tolerance for these "red flags" was nil, whereas in a more friendly market environment we might have invested selectively in lower-quality companies. We built above-average weightings in the media, healthcare, defense and financial sectors and were underweighted in technology and telecommunications. For the most part, this strategy worked well. None of our holdings suffered extraordinary losses (a la Enron Corp. or WorldCom, Inc.), and a fair number remained in positive territory, even during the bleakest periods. When the markets rallied in November, however, investors regained their tolerance for risk, and high-quality issues underperformed. Our portfolio advanced, but not as fast as the index, primarily because of our small exposure to technology and telecommunication issues.

Most technology and telecommunication securities, including those that benefited most from this rally, represent lower-quality companies, businesses that earlier in the year appeared likely candidates for bankruptcy. In our view, their recent good fortune owes more to investor sentiment than to any significant enhancement of their fundamentals. We doubt that the rebound in these sectors has much staying power.

- OUTLOOK

We believe the economic stagnation is behind us and that the economy is accreting strength at a slow rate. Housing and automobile sales have proven quite resilient, and unemployment shows signs of moderating. A more stable economy should, in turn, give investors the confidence to support a genuine market turnaround and full-year returns for equities in the single digits. In addition, yields on corporate bonds remain relatively high in comparison to Treasuries, making it likely that corporate spreads will tighten (i.e., that corporate yields will decline and prices rise) as the business climate recovers. For convertibles, which straddle the equity and bond markets, these changes would add up to a very favorable trend. All of this will occur gradually, however, which is why we choose to remain conservative in managing the portfolio. We continue to emphasize companies with strong balance sheets and defensible competitive positions, the kinds of businesses most likely to meet or exceed expectations in an environment that may afford little opportunity to increase sales or raise prices any time soon.


/S/ Kirk J. Kim                              /s/ Gary U. Rolle
-------------------                          -------------------------
KIRK J. KIM                                  GARY U. ROLLE

Transamerica Convertible Securities Portfolio Managers





The views expressed in this commentary on Transamerica Convertible Securities reflect those of the portfolio managers through the year ended December 31, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

TRANSAMERICA CONVERTIBLE SECURITIES

The bond-like features of convertibles benefited from a robust fixed-income market, providing a counterbalance to their equity-like traits...

                                       (TRANSAMERICA INVESTMENT MANAGEMENT LOGO)



Comparison of change in value of $10,000 investment in AEGON/Transamerica Series Fund, Inc. Transamerica Convertible Securities and the Merrill Lynch All U.S. Convertibles Index.


[GRAPH 54]         Mountain graph depicting the change in value of a $10,000
                   investment in the portfolio since inception versus the Wilshire 5000 total market index over the same time frame.


                                                              Merrill Lynch
                                            Portfolio         U.S. Convert
                                            ---------         --------------
         Inception 5/1/02                    $10,000           $10,000
         Period Ended 12/31/02               $ 9,320           $ 9,365


* Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

Transamerica Convertible Securities commenced operations on 5/1/02. Due to its short (eight months) performance history, little indication of fluctuation is illustrated. In the future, longer time periods will indicate greater market fluctuation.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge. Please see the quarterly subaccount performance beginning on page 220.


FIVE LARGEST HOLDINGS (% OF NET ASSETS)
LSI Logic Corporation 4.00%, due 11/01/06              3.3%
Gilead Sciences, Inc. - 144A 2.00%, due 12/15/07       3.1%
Symantec Corporation 3.00%, due 11/01/06               3.0%
L-3 Communications Holdings, Inc. 5.25%, due 06/01/09  2.7%
BEA Systems, Inc. 4.00%, due 12/15/06                  2.7%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Computer & Data Processing Services                   12.0%
Pharmaceuticals                                       11.6%
Insurance                                              9.7%
Electronic Components & Accessories                    8.6%
Health Services                                        5.8%


FIXED INCOME MATRIX


INTERMEDIATE TERM: Average duration of 3.5 years.


MEDIUM QUALITY: Average credit rating of BBB or A.


This material must be preceded or accompanied by the Fund's current prospectus.

SELECT+ AGGRESSIVE


 ...seeks long-term capital appreciation.



- MARKET ENVIRONMENT

Positive returns from the bond market for the past three years have been stark in contrast to the negative returns produced by equities during the same period. However, for aggressive investors, market conditions now seem to favor stocks as opposed to bonds or cash.


During the three-year bull market for bonds, total return remained strong concurrent with lower coupon income, as yields declined and bond prices rose. Now, with evidence of an on-going economic rebound, additional risk to bond holders may be in the offering.


As the Gross Domestic Product ("GDP") approaches and exceeds trend line growth, investors may move money into the stock market and out of bonds. During economic expansions, interest rates can rise. For bond holders the rise in rates can add to coupon income but results in a deterioration of the price of bonds which lowers total return - the opposite of what has happened to bonds during the past three years. The market environment for bonds contains risks that have not been present for the past three years. Added growth in the economy along with an upturn in corporate profits and an end to the decline of the rate of inflation could all combine for a weaker bond market.


Conversely, the outlook for stocks has improved as the result of monetary and fiscal stimulus. The Federal Reserve Board has cut short-term rates to 1.25% which is below the inflation rate, and typically an indicator of significantly easy monetary policy and stronger economic growth.


Overlaying the developments in the bond and stock markets is the continuing uncertain geopolitical situation. War on two fronts or more is a possibility. Ongoing threats of oil supply disruption in the Middle East and South America add to the cost of energy. The ongoing war on terrorism creates uncertainty and an ever-present risk. The potential of a deteriorating geopolitical situation presents added risks to the aggressive investor with a large allocation to stocks.

- PERFORMANCE

From inception December 5, 2002 through December 31, 2002, Select+ Aggressive outperformed its benchmark, the Wilshire 5000 Total Market Index, which returned (5.6)%

- STRATEGY REVIEW

Select+ Aggressive is structured for long-term, risk tolerant investors seeking a diversified equity portfolio for the purpose of taking advantage of the potential economic turnaround and recovery in corporate earnings. We have selected the general targets for the portfolio of 95% in equities and 5% in cash. The holding of equities diversified within the broad asset class is to utilize equities as the asset of choice particularly as the economy rebounds and in light of the potential of a weaker bond market.

- OUTLOOK

Recently, stronger data from the manufacturing sector have pointed to a continued economic rebound. Proposed tax cuts can accelerate and extend the economic upturn. The higher returns for stocks in early 2003 indicate investors are comfortable with estimates that the GDP is once again approaching trend line growth. Economic conditions are clearly more attractive than at the beginning of 2001 or 2002.


A peaceful resolution to some of the headline geopolitical issues or a quick U.S. victory in a war situation would be quite bullish for the stock market. The potential of a subsequent fall in the price of oil would be a drag on inflation and could be a stimulus not only for the domestic economy, but globally. Such an easing of the international issues could put investor focus more squarely on the economic rebound with equities as the asset of choice.

For aggressive long-term investors, comfortable with risk, the structure of the portfolio has the potential to take advantage of an improving economy and an improved geopolitical situation.


/s/ Paul B. Anderson
--------------------------
PAUL B. ANDERSON
President and Chief Investment Officer
Union Planters Investment Advisors, Inc.


The views expressed in this commentary on Select+ Aggressive reflect those of the portfolio manager through the year ended December 31, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

SELECT+ AGGRESSIVE


For aggressive long-term investors, comfortable with risk, the structure of the portfolio has the potential to take advantage of an improving economy and an improved geopolitical situation.


                (UNION PLANTERS INVESTMENT ADVISORS, INC. WE MANAGE MONEY. LOGO)


Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc.

Select+ Aggressive and the Wilshire 5000 Total Market Index.


[GRAPH 55]        Mountain graph depicting the change in value of a $10,000
                  investment in the portfolio since inception versus the Wilshire 5000 Total Market Index over the same time frame.

                                           Fund         Wilshire 5000
               Inception 12/5/02           10,000          10,000
               Period Ended 12/31/02        9,760           9,431

* Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

Select+ Aggressive commenced operations on 12/5/02. Due to its short (one month) performance history, little indication of fluctuation is illustrated. In the future, longer time periods will indicate greater market fluctuation.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge. Please see page___.


FIVE LARGEST HOLDINGS (% OF NET ASSETS)

T. Rowe Price Growth Stock                   28.6%
T. Rowe Price Equity Income                  25.5%
Gabelli Global Growth                        15.3%
Third Avenue Value                           10.2%
BlackRock Mid Cap Growth                     10.2%


ALLOCATIONS (% OF NET ASSETS)
Growth Equity                                64.3%
World Equity                                 20.4%
Aggressive Equity                            10.2%
Capital Preservation                          5.1%



EQUITY MATRIX

BLEND: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.


LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.




This material must be preceded or accompanied by the Fund's current prospectus.

SELECT+ CONSERVATIVE


....seeks current income and preservation of capital.


- MARKET ENVIRONMENT

For the conservative investor, exposure to the fixed-income markets in the past three years has provided attractive returns. During the three-year bull market for bonds total return remained strong, concurrent with lower coupon income, as yields declined and bond prices rose. Now, with evidence of an on-going economic rebound, additional risk to bond holders may be in the offering. Indeed, some have likened the three-year bull market for bonds to the run in stocks, which occurred the three years before the bond bull market began.


As the Gross Domestic Product ("GDP") approaches and exceeds trend line growth, investors may move money into the stock market and out of bonds. During economic expansions, interest rates can rise. For bondholders a rise in rates adds to coupon income but results in a deterioration of the price of bonds, which lowers total return - the opposite of what has happened to bonds during the past three years. The market environment for bonds contains risks that have not been present for the past three years. Added growth in the economy along with an upturn in corporate profits and an end to the decline of the rate of inflation could all combine for a weaker bond market.


Conversely, the outlook for stocks has improved as the result of monetary and fiscal stimulus. The Federal Reserve Board has cut short-term rates to 1.25% which is below the inflation rate, and typically an indicator of significantly easy monetary policy.


Overlaying the developments in the bond and stock markets is the continuing uncertain geopolitical situation. War on two fronts or more is a possibility. Ongoing threats of oil supply disruption in the Middle East and South America add to the cost of energy. The ongoing war on terrorism creates uncertainty and an ever-present risk. The geopolitical uncertainty has generally benefited bondholders.

- PERFORMANCE

From inception December 5, 2002 through December 31, 2002, Select+ Conservative underperformed its benchmark, the Lehman Brothers Aggregate Bond Index, which returned 2.07%.

- STRATEGY REVIEW

For conservative investors, a large exposure in bonds can provide relatively higher income and less volatile returns. This kind of approach is utilized for the Select+ Conservative portfolio. However, in addition to the general targets of keeping 70% of the portfolio in bonds and an additional 5% in cash, we have allocated a target of 25% for equities. The purpose of the allocation to equities is to serve as a hedge in the event of a weaker bond market. Also, as the economy rebounds, even if the bond market remains fairly stable, the returns in stocks in that environment could add to portfolio returns.

- OUTLOOK

Recently, stronger data from the manufacturing sector has pointed to a continued economic rebound. Proposed tax cuts can accelerate and extend the economic upturn. The higher returns for stocks in early 2003 indicate investors are comfortable with estimates that the GDP is once again approaching trend line growth. Economic conditions are clearly more attractive than at the beginning of 2001 or 2002.


A peaceful resolution to some of the headline geopolitical issues or a quick U.S. victory in a war situation would be quite bullish for the stock market and the potential of a subsequent fall in the price of oil would be a drag on inflation and could benefit bonds. Such an easing of the international situation could put investor focus more squarely on the economic rebound.


A growing economy is usually no friend to the bond market. As such, an allocation to equities is warranted as a method of adding return for the conservative investor whose risk tolerance dictates holding a majority of portfolio assets in bonds.


/s/ Paul B. Anderson
---------------------------------------
PAUL B. ANDERSON
President and Chief Investment Officer
Union Planters Investment Advisors, Inc.


The views expressed in this commentary on Select+ Conservative reflect those of the portfolio manager through the year ended December 31, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

SELECT+ CONSERVATIVE


....some have likened the three-year bull market for bonds to the run in stocks...


        [UNION PLANTERS INVESTMENT ADVISORS, INC. WE MANAGE MONEY. LOGO]

Comparison of change in value of $10,000 investment in AEGON/Transamerica Series Fund, Inc.

Select+ Conservative and the Lehman Brothers Aggregate Bond Index.


[GRAPH 56]        Mountain graph depicting the change in value of a $10,000
                  investment in the portfolio since inception versus the Lehman
                  Brothers Aggregate Bond Index over the same time frame.


                                                      LB
                                    Fund          Aggregate
      Inception 12/5/02             10,000        10,000
      Period Ended 12/31/02         10,030        10,207

 *      Inception

(1)     Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002
        - 1-800-596-5323 - http://www.micropal.com.

Select+ Conservative commenced operations on 12/5/02. Due to its short (one month) performance history, little indication of fluctuation is illustrated. In the future, longer time periods will indicate greater market fluctuation.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge. Please see page_.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
PIMCO Total Return                                    40.2%
MFS High Yield                                        15.2%
Transamerica U.S. Government Securities               15.2%
T. Rowe Price Equity Income                            9.8%
T. Rowe Price Growth Stock                             9.8%


ALLOCATIONS (% OF NET ASSETS)
Fixed-Income                                          70.5%
Growth Equity                                         19.6%
Capital Preservation                                   5.4%
Aggressive Equity                                      4.5%



EQUITY MATRIX
BLEND: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.


LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.


This material must be preceded or accompanied by the Fund's current prospectus.

SELECT+ GROWTH & INCOME

....seeks to maximize total return through a combination of growth of capital and current income, consistent with preservation of capital.


- MARKET ENVIRONMENT

Although exposure to the fixed income markets for the past three years has provided attractive returns, market conditions now seem to favor a larger allocation to stocks as opposed to bonds -- especially for risk tolerant, long-term investors with portfolios allocated on the efficient frontier (a range of 60% stocks, 40% bonds to 40% stocks, 60% bonds).

During the three-year bull market for bonds, total return remained strong, concurrent with lower coupon income, as yields declined and bond prices rose. Now, with evidence of an on-going economic rebound, additional risk to bond holders may be in the offering. Indeed, some have likened the three-year bull market for bonds to the run in stocks, which occurred the three years before the bond bull market began.


As the Gross Domestic Product ("GDP") approaches and exceeds trend line growth, investors may move money into the stock market and out of bonds. During economic expansions, interest rates can rise. For bond holders the rise in rates can add to coupon income but results in a deterioration of the price of bonds which lowers total return - the opposite of what has happened to bonds during the past three years. The market environment for bonds contains risks that have not been present for the past three years. Added growth in the economy along with an upturn in corporate profits and an end to the decline of the rate of inflation could all combine for a weaker bond market.

Conversely, the outlook for stocks has improved as the result of monetary and fiscal stimulus. The Federal Reserve Board has cut short-term rates to 1.25% which is below the inflation rate, and typically an indicator of significantly easy monetary policy and stronger economic growth.


Overlaying the developments in the bond and stock markets is the continuing uncertain geopolitical situation. War on two fronts or more is a possibility. Ongoing threats of oil supply disruption in the Middle East and South America add to the cost of energy. The ongoing war on terrorism creates uncertainty and an ever-present risk. The geopolitical uncertainty has generally benefited bondholders.


- PERFORMANCE

From inception December 5, 2002 through December 31, 2002, Select+ Growth & Income outperformed its primary benchmark, the Wilshire 5000 Total Market Index, which returned (5.69)% and underperformed its secondary benchmark, the Lehman Brothers Aggregate Bond Index, which returned 2.07%.


- STRATEGY REVIEW

Select+ Growth & Income is structured for investors seeking a larger exposure in equities yet with a desire for relatively higher income and less volatile returns. We have selected the general targets for the portfolio of 60% in equities, 35% in bonds, and an additional 5% in cash. The purpose of the higher allocation to equities relative to fixed income is to potentially take advantage of any economic acceleration. Also, as the economy rebounds, even if the bond market weakens, the returns in stocks in that environment should add to portfolio returns.

- OUTLOOK

Recently, stronger data from the manufacturing sector has pointed to a continued economic rebound. Proposed tax cuts can accelerate and extend the economic upturn. The higher returns for stocks in early 2003 indicate investors are comfortable with estimates that the GDP is once again approaching trend line growth. Economic conditions are clearly more attractive than at the beginning of 2001 or 2002.

A peaceful resolution to some of the headline geopolitical issues or a quick U.S. victory in a war situation would be quite bullish for the stock market and the potential of a subsequent fall in the price of oil would be a drag on inflation and would benefit bonds. Such an easing of the international situation could put investor focus more squarely on the economic rebound.

For investors with a relatively higher degree of risk tolerance, the higher allocation of equities for portfolios on the efficient frontier has the potential to take advantage of an improving economy.



/s/ Paul B. Anderson
-----------------------------------------
PAUL B. ANDERSON
President and Chief Investment Officer
Union Planters Investment Advisors, Inc.


The views expressed in this commentary on Select+ Growth & Income reflect those of the portfolio manager through the year ended December 31,2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

SELECT+ GROWTH & INCOME



A peaceful resolution to some of the headline geopolitical issues or a quick U.S. victory in a war situation would be quite bullish for the stock market...


                  [UNION PLANTERS INVESTMENT ADVISORS, INC WE MANAGE MONEY LOGO]

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. Select+ Growth & Income, the Wilshire 5000 Total Market Index and the Lehman Brothers Aggregate Bond Index.

[Graph 57]        Mountain graph depicting the change in value of a $10,000
                  investment in the portfolio since inception versus the Wilshire 5000 Total Market Index and the Lehman Brothers
                  Aggregate Bond Index over the same time frame.

                                             Fund     Wilshire 5000     LB Aggregate Bond
              Inception 12/5/02             10,000       10,000              10,000
              Period Ended 12/31/02          9,880        9,431              10,207

* Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 -http://www.micropal.com.

Select+ Growth & Income commenced operations on 12/5/02. Due to its short (one month) performance history, little indication of fluctuation is illustrated. In the future, longer time periods will indicate greater market fluctuation.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge. Please see page_.


FIVE LARGEST HOLDINGS (% OF NET ASSETS)
PIMCO Total Return                           25.3%
T. Rowe Price Growth Stock                   24.7%
Third Avenue Value                           10.0%
Gabelli Global Growth                        10.0%
MFS High Yield                               10.0%

ALLOCATIONS (% OF NET ASSETS)
Growth Equity                                39.7%
Fixed-Income                                 35.3%
Aggressive Equity                            10.0%
World Equity                                 10.0%
Capital Preservation                         5.0%




EQUITY MATRIX

BLEND: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.


LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.


This material must be preceded or accompanied by the Fund's current prospectus.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
AEGON BOND
At December 31, 2002
(all amounts in thousands)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS (14.6%)
  U.S. Government Strips
    Zero Coupon, due 11/15/2013                            $       3,000   $        1,853
    Zero Coupon, due 02/15/2014                                      750              455
    Zero Coupon, due 05/15/2016                                    2,000            1,050
    Zero Coupon, due 02/15/2017                                    8,400            4,188
  U.S. Treasury Bond
   12.00%, due 08/15/2013                                          7,600           11,067
   11.75%, due 11/15/2014 (a)                                      6,365            9,572
    7.25%, due 05/15/2016 (a)                                      2,000            2,561
    7.50%, due 11/15/2016                                          3,250            4,249
    6.25%, due 08/15/2023                                          5,000            5,874
    7.63%, due 02/15/2025 (a)                                      1,000            1,367
    6.50%, due 11/15/2026                                          1,500            1,826
  U.S. Treasury Inflation Index
    4.25%, due 01/15/2010                                          3,771            4,301
                                                                           --------------

TOTAL U.S. GOVERNMENT OBLIGATIONS (COST: $44,034)                                  48,363
                                                                           --------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (39.2%)
  Fannie Mae
    7.00%, due 01/25/2008                                          2,676            2,855
    8.00%, due 07/01/2009                                          1,021            1,100
    6.50%, due 12/25/2011                                          2,217            2,329
    6.50%, due 12/25/2012                                            945            1,001
    6.50%, due 12/25/2012                                          1,200            1,259
    5.50%, due 11/15/2015                                          2,000            2,100
    5.00%, due 11/25/2015                                          1,500            1,526
    6.00%, due 03/25/2016                                          1,000            1,079
    5.50%, due 04/25/2017                                          1,000            1,068
    9.50%, due 06/25/2018                                          1,093            1,243
    6.50%, due 02/25/2022                                          1,000            1,085
    7.00%, due 06/17/2022                                          2,000            2,134
    5.00%, due 05/15/2023                                          1,500            1,525
    7.00%, due 10/25/2023                                            358              359
    6.00%, due 07/25/2029                                          1,000            1,046
    8.00%, due 01/15/2030                                          2,045            2,259
    7.25%, due 09/15/2030                                          2,000            2,141
    7.25%, due 12/15/2030                                          1,000            1,077
    6.50%, due 04/15/2031                                          4,814            5,106
    7.00%, due 09/25/2031                                          1,000            1,076
    6.00%, due 11/25/2031                                            989            1,052
    7.00%, due 11/25/2031                                            542              564
    6.50%, due 04/25/2032                                          1,500            1,591
    6.50%, due 04/25/2032                                          2,445            2,590
    6.50%, due 11/25/2032                                          1,000            1,075
  Fannie Mae - Conventional Pool
    7.50%, due 01/01/2008                                          1,163            1,231
    6.50%, due 04/01/2008                                          1,620            1,707
    6.50%, due 04/01/2009                                            763              811
    5.50%, due 06/01/2012                                            887              933
    6.00%, due 10/01/2016                                          4,047            4,236
    5.50%, due 11/01/2016                                          9,184            9,535
    5.00%, due 12/01/2016                                            702              721
    9.00%, due 10/01/2019                                          1,149            1,281
    9.00%, due 06/01/2025                                            735              818
    6.00%, due 11/01/2031                                          4,510            4,668
    6.00%, due 12/01/2032                                          1,000            1,035
  Fannie Mae - Variable Rate (e)
   10.75%, due 10/25/2008                                            721              802
   20.60%, due 02/25/2032                                            809              925
   13.00%, due 12/25/2032                                            249              243
  Freddie Mac
    6.50%, due 02/15/2008                                            500              535
    5.50%, due 02/15/2009                                          1,500            1,562
    6.00%, due 02/15/2013                                          1,433            1,541
    6.50%, due 02/15/2013                                          1,923            2,022
    5.50%, due 09/15/2013                                            989            1,062
    6.50%, due 10/15/2013                                            678              723
    5.50%, due 10/15/2013                                            994            1,054
    6.00%, due 12/15/2013                                          4,000            4,309

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------
    5.50%, due 12/15/2015                                  $       2,250   $        2,353
    6.00%, due 04/15/2016                                          1,500            1,590
    8.50%, due 09/15/2017                                            997            1,063
    6.50%, due 12/15/2017                                          1,250            1,353
    8.50%, due 09/15/2020                                          1,059            1,117
    6.00%, due 12/15/2020                                          1,000            1,052
    5.50%, due 12/15/2022                                          1,000            1,010
    7.50%, due 02/15/2023                                          3,129            3,424
    7.00%, due 04/15/2023                                            904              913
    6.50%, due 01/15/2024                                            972            1,033
    7.00%, due 03/15/2024                                          1,000            1,154
    7.50%, due 09/15/2028                                          1,000            1,053
    7.50%, due 08/15/2030                                          1,786            1,894
    7.00%, due 03/15/2032                                          5,000            5,406
    7.00%, due 05/15/2032                                          1,562            1,703
    7.50%, due 07/25/2032                                          2,592            2,810
    7.50%, due 08/25/2042                                          1,058            1,147
  Freddie Mac - Gold Pool
    6.50%, due 05/01/2009                                          1,010            1,073
  Freddie Mac - Variable Rate (e)
    9.59%, due 03/15/2024                                            747              774
    6.58%, due 03/15/2032                                          3,575              292
  Ginnie Mae
    6.50%, due 08/20/2007                                          1,139            1,189
    6.50%, due 02/16/2013                                            673              715
    6.00%, due 03/20/2013                                          4,914            5,329
    6.00%, due 12/20/2014                                            991            1,068
    6.50%, due 01/20/2019                                            500              532
    6.50%, due 07/20/2022                                          1,500            1,579
    9.00%, due 05/16/2027                                            404              448
    8.00%, due 12/20/2029                                          1,270            1,368
    7.33%, due 11/20/2030                                          1,000            1,054
    6.50%, due 01/20/2032                                          1,000            1,057
  Ginnie Mae - FHA/VA Pool
    7.50%, due 09/15/2009                                          1,402            1,509
                                                                           --------------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST: $127,982)
                                                                                  130,056
                                                                           --------------

MORTGAGE-BACKED SECURITIES (13.3%)
  Aetna Commercial Mortgage Trust 1997-ALIC
    6.71%, due 01/15/2006                                          2,500            2,749
  American Housing Trust
    9.13%, due 04/25/2021                                          1,070            1,100
  CBM Funding Corporation
    7.08%, due 11/01/2007                                          1,965            2,156
  Chase Mortgage Finance Corporation
    6.75%, due 02/25/2025                                          2,128            2,164
    7.75%, due 11/25/2030                                          1,000            1,012
  Citicorp Mortgage Securities, Inc.
    7.50%, due 04/25/2025                                            852              871
  Commercial Mortgage Pass-Through Certificate
    6.30%, due 07/16/2034                                          4,000            4,280
  Commercial Mortgage Asset Trust 1999-C1
    6.59%, due 07/17/2008                                          2,000            2,249
  Countrywide Alternative Loan Trust 2001-6
    7.00%, due 07/25/2031                                          1,500            1,562
  Countrywide Alternative Loan Trust 2002-26
    6.75%, due 04/25/2032                                          1,000            1,058
  GE Capital Commercial Mortgage Corporation
    6.44%, due 08/11/2033                                          3,000            3,344
  GMAC Mortgage Corporation Loan Trust
    6.50%, due 03/25/2032                                          1,061            1,064
  LB Commercial Conduit Mortgage Trust 1999-C1
    6.41%, due 06/15/2031                                          1,674            1,811
  Mellon Residential Funding Corporation (e)
    6.99%, due 03/25/2030                                          1,744            1,820
  Morgan Stanley Capital I Inc. (e)
    6.92%, due 11/15/2030                                          2,000            2,258
  Norwest Intergrated Structured Assets, Inc. 2000-1
    7.50%, due 03/25/2030                                          1,000            1,045


The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
AEGON BOND (continued)
At December 31, 2002
(all amounts in thousands)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------
  Prudential Home Mortgage Securities
    6.75%, due 11/25/2008                                  $       2,088   $        2,113
    6.50%, due 02/25/2024                                          1,500            1,544
  Prudential Securities Secured Financing Corporation
    6.51%, due 07/15/2008                                          3,000            3,365
  Residential Accredit Loans, Inc.
    13.65%, due 10/25/2017 (e)                                       489              565
    7.75%, due 12/25/2030                                          1,000            1,034
  Structured Asset Securities Corporation
    6.85%, due 02/25/2031                                          1,000            1,030
  Vendee Mortgage Trust
    7.50%, due 02/15/2027                                          1,547            1,747
  Washington Mutual Mortgage Securities Corporation
    2001-4
    6.63%, due 06/25/2031                                          2,000            2,091
                                                                           --------------

TOTAL MORTGAGE-BACKED SECURITIES (COST: $42,133)                                   44,032
                                                                           --------------

ASSET-BACKED SECURITIES (4.9%)
  American Express Credit Account Master Trust
    7.20%, due 09/17/2007                                          2,000            2,207
  AmeriCredit Automobile Receivables Trust 2002-A
    4.61%, due 01/12/2009                                            200              210
  AmeriCredit Automobile Receivables Trust 2001-D
    4.41%, due 11/12/2008                                          3,200            3,349
  Associates Automobile Receivables Trust 2000-1
    7.83%, due 08/15/2007                                          1,500            1,613
  CIT RV Trust 1998-A
    6.09%, due 02/15/2012                                          1,710            1,764
  Citibank Credit Card Master Trust I
    Zero Coupon, due 08/15/2006                                    2,280            2,218
  MBNA Master Credit Card Trust 1999-J
    7.85%, due 02/15/2012                                            300              342
  Onyx Acceptance Auto Trust 2002-C
    4.07%, due 04/15/2009                                          1,000            1,039
  SYSTEMS 2001 Asset Trust Pass Through Certificate,
    Class G - 144A (b)
    6.66%, due 09/15/2013                                          1,703            1,836
  WFS Financial Owner Trust 2002-2
    4.50%, due 02/20/2010                                          1,750            1,830
                                                                           --------------

TOTAL ASSET-BACKED SECURITIES (COST: $15,752)                                      16,408
                                                                           --------------

CORPORATE DEBT SECURITIES (24.6%)

Air Transportation (0.2%)
  Continental Airlines, Inc.
    6.90%, due 01/02/2017                                            381              291
  Delta Air Lines, Inc.
    6.42%, due 07/02/2012                                            250              265

Automotive (2.2%)
  DaimlerChrysler North America Holding Corporation
    7.38%, due 09/15/2006                                          2,000            2,202
  Ford Motor Company
    7.45%, due 07/16/2031                                          1,000              870
  General Motors Corporation
    6.85%, due 10/15/2008                                          4,000            4,137

Beverages (0.5%)
  PepsiAmericas, Inc.
    5.95%, due 02/15/2006                                          1,500            1,619

Business Credit Institutions (0.7%)
  CIT Group, Inc. (The)
    6.63%, due 06/15/2005                                            150              157
  Deere (John) Capital Corporation
    7.00%, due 03/15/2012                                          1,000            1,159
  Ford Motor Credit Company
    7.38%, due 10/28/2009                                            500              495
  National Rural Utilities Cooperative Finance
    Corporation
    6.00%, due 05/15/2006                                            300              327

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------
Business Credit Institutions (continued)
  Principal Life Global Funding - 144A (b)
    6.25%, due 02/15/2012                                  $         250   $          265

Chemicals & Allied Products (0.7%)
  DSM NV - 144A (b)
    6.75%, due 05/15/2009                                          2,000            2,185

Commercial Banks (4.1%)
  Bank of America Corporation (a)
    7.40%, due 01/15/2011                                          2,000            2,356
  Bank of New York Company, Inc. (The)
    6.63%, due 06/15/2003                                          2,000            2,045
  Den Danske Bank - 144A (b)
    6.38%, due 06/15/2008                                          2,500            2,626
  First Union National Bank
    7.80%, due 08/18/2010                                            250              302
  Morgan Chase & Co. (J.P.)
    6.75%, due 02/01/2011                                          2,000            2,174
  PNC Financial Services Group, Inc. (The)
    6.88%, due 07/15/2007                                          2,000            2,227
  Regions Financial Corporation
    7.00%, due 03/01/2011                                          1,500            1,719
  State Street Corporation
    7.65%, due 06/15/2010                                            300              360
  SunTrust Banks, Inc.
    6.38%, due 04/01/2011                                            250              279

Communication (0.7%)
  Cox Communications, Inc.
    6.75%, due 03/15/2011                                          1,500            1,614
  Tele-Communications, Inc.
    9.80%, due 02/01/2012                                            500              601

Computer & Office Equipment (0.1%)
  International Business Machines Corporation
    6.22%, due 08/01/2027                                            250              266

Electric Services (2.2%)
  Appalachian Power Company
    4.80%, due 06/15/2005                                            200              201
  Constellation Energy Group, Inc.
    7.00%, due 04/01/2012                                            250              263
  Dominion Resources, Inc.
    6.25%, due 06/30/2012                                            240              255
  DTE Energy Company
    6.65%, due 04/15/2009                                            200              221
  Duke Energy Corporation
    5.63%, due 11/30/2012                                            200              200
  Ohio Valley Electric Corporation - 144A (b)
    5.94%, due 02/12/2006                                            125              136
  PSEG Capital Corporation - 144A (b)
    6.25%, due 05/15/2003                                          2,000            2,030
  Tennessee Valley Authority
    5.38%, due 11/13/2008                                          3,500            3,849

Electric, Gas & Sanitary Services (0.7%)
  DPL Inc.
    6.88%, due 09/01/2011                                          2,000            1,676
  PG&E Corporation (c)
   10.38%, due 05/16/2011                                          2,000              760

Food & Kindred Products (1.0%)
  CPC International, Inc.
    6.15%, due 01/15/2006                                          2,000            2,203
  General Mills, Inc.
    5.13%, due 02/15/2007                                          1,000            1,062

Food Stores (0.4%)
  Ahold Finance U.S.A.
    8.25%, due 07/15/2010                                          1,000            1,103
  Kroger Co. (The)
    8.05%, due 02/01/2010                                            200              235

Gas Production & Distribution (0.0%)
  Southern California Gas Company
    4.80%, due 10/01/2012                                            100              101


The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
AEGON BOND (continued)
At December 31, 2002
(all amounts in thousands)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

Holding & Other Investment Offices (0.1%)
  EOP Operating LP
    6.75%, due 02/15/2012                                  $         300   $          322

Insurance (0.0%)
  MGIC Investment Corporation
    6.00%, due 03/15/2007                                            150              161

Life Insurance (0.1%)
  John Hancock Global Funding, Ltd. - 144A (b)
    7.90%, due 07/02/2010                                            300              352

Lumber & Wood Products (0.3%)
  Weyerhaeuser Company
    6.13%, due 03/15/2007                                          1,000            1,071

Mortgage Bankers & Brokers (0.4%)
  Captiva Finance Ltd. - 144A (b) (d)
    6.86%, due 11/30/2009                                          1,258            1,232
  Countrywide Home Loans, Inc.
    5.50%, due 08/01/2006                                             50               53

Motion Pictures (0.2%)
  AOL Time Warner Inc.
    9.15%, due 02/01/2023                                            500              574

Personal Credit Institutions (2.6%)
  American General Finance Corporation
    4.50%, due 11/15/2007                                            170              175
    5.38%, due 10/01/2012                                            100              102
  Capital One Bank
    8.25%, due 06/15/2005                                          1,000            1,011
  General Electric Capital Corporation
    4.25%, due 01/15/2008                                            700              718
    4.63%, due 09/15/2009                                            500              512
    6.00%, due 06/15/2012                                            750              810
  General Motors Acceptance Corporation
    7.25%, due 03/02/2011                                          1,500            1,529
  Household Finance Corporation
    6.50%, due 01/24/2006                                          1,000            1,065
    6.40%, due 06/17/2008                                            100              107
    6.75%, due 05/15/2011                                            600              640
  Norwest Financial, Inc.
    6.63%, due 07/15/2004                                          2,000            2,140

Petroleum Refining (1.2%)
  Conoco Funding Company
    7.25%, due 10/15/2031                                          1,500            1,758
  Texaco Capital Inc.
    7.09%, due 02/01/2007                                          2,000            2,291

Printing & Publishing (0.5%)
  Reed Elsevier Capital Inc.
    6.75%, due 08/01/2011                                          1,500            1,693

Railroads (0.4%)
  Burlington Northern Santa Fe Corporation
    7.13%, due 12/15/2010                                            200              231
  CSX Corporation
    7.25%, due 05/01/2004                                          1,000            1,064

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------
Savings Institutions (0.1%)
  Washington Mutual Bank, FA
    6.88%, due 06/15/2011                                  $         250   $          280

Security & Commodity Brokers (3.0%)
  Credit Suisse First Boston (USA), Inc.
    5.88%, due 08/01/2006                                          1,500            1,606
  Goldman Sachs Group, Inc. (The)
    6.88%, due 01/15/2011                                          1,000            1,116
  Lehman Brothers Holdings Inc.
    7.88%, due 08/15/2010                                          2,150            2,544
  Merrill Lynch & Co., Inc.
    6.56%, due 12/16/2007                                          2,000            2,244
  Morgan Stanley Dean Witter & Co
    6.88%, due 03/01/2007                                          2,000            2,251

Telecommunications (2.2%)
  AT&T Wireless Services, Inc.
    7.50%, due 05/01/2007                                            225              232
  BellSouth Corporation (a)
    6.00%, due 10/15/2011                                            250              274
  BT Group PLC (f)
    8.88%, due 12/15/2030                                          1,000            1,275
  France Telecom (a) (f)
    9.25%, due 03/01/2011                                            400              463
  NYNEX Capital Funding Company
    8.23%, due 10/15/2009                                            400              467
  NYNEX Corporation
    9.55%, due 05/01/2010                                            305              349
  Sprint Capital Corporation
    6.88%, due 11/15/2028                                          1,000              805
  Verizon Communications, Inc.
    7.51%, due 04/01/2009                                            475              540
    8.35%, due 12/15/2030                                            500              630
  Vodafone Group PLC
    7.63%, due 02/15/2005                                          2,000            2,205
                                                                           --------------

TOTAL CORPORATE DEBT SECURITIES (COST: $77,892)                                    81,728
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $307,793)                               $      320,587
                                                                           ==============

SUMMARY:
  Investments, at market value                                     96.6%   $      320,587
  Other assets in excess of liabilities                             3.4%           11,147
                                                           -------------   --------------
  Net assets                                                      100.0%   $      331,734
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a)     At December 31, 2002, all or a portion of this security is on loan (see
        Note 1F). The market value at December 31, 2002 of all securities on loan is $7,055. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

(b) Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

(c)     Securities are currently in default on interest payments.

(d) Securities valued as determined in good faith in accordance with procedures established by the Fund's Board of Directors.

(e)     Floating or variable rate note. Rate is listed as of December 31, 2002.
(f) Securities are stepbonds. Coupon steps up or down by 25BP for each rating downgrade or upgrade by Standard & Poor's or Moody's for each notch below A-/A3.



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JANUS GROWTH
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (87.1%)

Amusement & Recreation Services (4.2%)
  Mandalay Resort Group (a)                                    1,043,235   $       31,933
  MGM MIRAGE (a) (b)                                             456,365           15,046

Apparel & Accessory Stores (0.5%)
  Gap, Inc. (The)                                                362,905            5,632

Automotive (2.3%)
  Harley-Davidson, Inc. (b)                                      557,240           25,744

Automotive Dealers & Service Stations (1.0%)
  Advance Auto Parts, Inc. (a) (b)                               218,255           10,673

Business Services (11.5%)
  Clear Channel Communications, Inc. (a)                       1,504,020           56,085
  eBay Inc. (a)                                                1,058,979           71,820

Chemicals & Allied Products (4.8%)
  Avon Products, Inc.                                            219,825           11,842
  Colgate-Palmolive Company                                      563,220           29,530
  Procter & Gamble Company (The)                                 143,675           12,347

Commercial Banks (0.6%)
  Citigroup Inc.                                                 195,460            6,878

Communication (12.1%)
  Liberty Media Corporation - Class A (a)                      5,388,398           48,172
  Viacom, Inc. - Class B (a) (b)                               2,115,960           86,247

Communications Equipment (1.4%)
  Nokia Oyj - ADR                                              1,003,735           15,558

Computer & Data Processing Services (2.9%)
  Cerner Corporation (a) (b)                                     503,355           15,735
  Check Point Software Technologies, Ltd. (a) (b)                386,855            5,018
  Yahoo! Inc. (a)                                                676,150           11,055

Computer & Office Equipment (0.6%)
  Cisco Systems, Inc. (a)                                        515,340            6,751

Electronic Components & Accessories (4.7%)
  Celestica Inc. (U.S.) (a) (b)                                  453,420            6,393
  Maxim Integrated Products                                      946,638           31,277
  Xilinx, Inc. (a)                                               688,215           14,177

Food Stores (0.2%)
  Krispy Kreme Doughnuts, Inc. (a) (b)                            79,450            2,683

Furniture & Home Furnishings Stores (0.5%)
  Bed Bath & Beyond Inc. (a)                                     172,835            5,968

Health Services (1.1%)
  HCA Inc.                                                       281,390           11,678

Hotels & Other Lodging Places (0.5%)
  Starwood Hotels & Resorts Worldwide, Inc.                      231,555            5,497

Insurance (4.5%)
  AFLAC Incorporated                                             700,610           21,102
  WellPoint Health Networks Inc. (a)                             404,705           28,800

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Insurance Agents, Brokers & Service (1.4%)
  Marsh & McLennan Companies, Inc.                               337,860   $       15,613

Medical Instruments & Supplies (6.1%)
  Medtronic, Inc.                                              1,473,005           67,169

Motion Pictures (1.6%)
  AOL Time Warner Inc. (a)                                     1,353,869           17,736

Oil & Gas Extraction (2.3%)
  Anadarko Petroleum Corporation                                 419,520           20,095
  Devon Energy Corporation                                       123,260            5,658

Personal Credit Institutions (0.9%)
  SLM Corporation                                                 97,065           10,081

Personal Services (1.3%)
  Cendant Corp. (a) (b)                                        1,363,570           14,290

Pharmaceuticals (13.7%)
  Amgen Inc. (a)                                                 939,900           45,435
  Biovail Corporation (a)                                         82,895            2,189
  Forest Laboratories, Inc. (a)                                  386,810           37,992
  Genentech, Inc. (a)                                            687,275           22,790
  McKesson HBOC, Inc.                                            517,020           13,975
  Novartis AG - ADR                                              345,180           12,678
  Teva Pharmaceutical Industries Ltd. - ADR (b)                  413,218           15,954

Retail Trade (3.5%)
  Amazon.com, Inc. (a) (b)                                       738,470           13,950
  Staples, Inc. (a)                                              947,650           17,342
  Tiffany & Co.                                                  302,425            7,231

Security & Commodity Brokers (0.7%)
  Schwab (Charles) Corporation (The)                             682,955            7,410

U.S. Government Agencies (1.6%)
  Fannie Mae                                                     283,305           18,225

Water Transportation (0.6%)
  Royal Caribbean Cruises Ltd. (b)                               417,615            6,974
                                                                           --------------

TOTAL COMMON STOCKS (COST: $1,134,363)                                            966,428
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $1,134,363)                             $      966,428
                                                                           ==============

SUMMARY:
  Investments, at market value                                     87.1%   $      966,428
  Other assets in excess of liabilities                            12.9%          143,112
                                                           -------------   --------------
  Net assets                                                      100.0%   $    1,109,540
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a)     No dividends were paid during the preceding twelve months.

(b)     At December 31, 2002, all or a portion of this security is on loan (see
        Note 1F). The market value at December 31, 2002 of all securities on loan is $60,564. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.
DEFINITIONS:

ADR      American Depositary Receipt


The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
TRANSAMERICA MONEY MARKET
At December 31, 2002
(all amounts in thousands)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (20.0%)
  Fannie Mae
    1.45%, due 01/08/2003                                  $       5,000   $        4,999
    1.44%, due 01/15/2003                                          3,350            3,348
    1.28%, due 01/27/2003                                          1,600            1,599
    1.43%, due 01/29/2003                                          2,000            1,998
    1.50%, due 01/29/2003                                          1,200            1,199
    1.42%, due 02/05/2003                                          5,000            4,993
    1.43%, due 02/07/2003                                          5,000            4,993
    1.24%, due 02/12/2003                                          1,400            1,398
    1.43%, due 02/18/2003                                          2,989            2,983
    1.28%, due 02/19/2003                                          2,500            2,496
    1.28%, due 02/19/2003                                          1,700            1,697
    1.28%, due 02/24/2003                                          3,000            2,994
    1.27%, due 02/25/2003                                          3,000            2,994
    1.28%, due 02/26/2003                                          3,000            2,994
    1.28%, due 02/26/2003                                          1,800            1,796
    1.27%, due 02/27/2003                                          3,000            2,994
    1.28%, due 03/05/2003                                          5,000            4,989
    1.28%, due 03/05/2003                                          2,090            2,085
    1.28%, due 03/12/2003                                          4,595            4,584
    1.27%, due 03/26/2003                                          3,000            2,991
    1.27%, due 03/26/2003                                          2,000            1,994
    1.44%, due 04/09/2003                                          1,750            1,743
  Federal Home Loan Bank
    1.22%, due 01/10/2003                                          5,000            4,998
    1.27%, due 02/26/2003                                          2,000            1,996
    1.26%, due 03/14/2003                                          5,000            4,987
    1.24%, due 03/18/2003                                          5,000            4,987
    1.24%, due 03/19/2003                                          5,000            4,987
    1.26%, due 04/30/2003                                          3,600            3,585
  Freddie Mac
    1.24%, due 01/24/2003                                          3,300            3,297
    1.42%, due 02/06/2003                                          3,000            2,996
    1.25%, due 02/19/2003                                          5,000            4,992
    1.42%, due 03/07/2003                                          5,000            4,987
    1.23%, due 03/27/2003                                          1,000              997
    1.26%, due 04/24/2003                                          5,000            4,980
    1.27%, due 05/30/2003                                          5,000            4,974
                                                                           --------------

TOTAL SHORT-TERM U.S. GOVERNMENT OBLIGATIONS
(COST: $116,624)                                                                  116,624
                                                                           --------------

COMMERCIAL PAPER (71.8%)

Asset-Backed (17.7%)
  Asset Securitization Cooperative Corporation - 144A (a)
    1.32%, due 01/07/2003                                          3,000            2,999
    1.32%, due 01/14/2003                                          5,000            4,998
    1.32%, due 01/16/2003                                          2,500            2,499
    1.75%, due 01/17/2003                                          5,000            4,996
    1.32%, due 01/17/2003                                          2,500            2,499
    1.75%, due 01/23/2003                                          3,500            3,496
    1.75%, due 01/24/2003                                          3,500            3,496
    1.32%, due 02/11/2003                                          4,200            4,194
  Ciesco LP
    1.77%, due 01/07/2003                                          3,000            2,999
    1.75%, due 01/07/2003                                          2,000            1,999
    1.50%, due 01/08/2003                                          3,000            2,999
    1.32%, due 01/08/2003                                          1,160            1,160
    1.30%, due 01/15/2003                                          4,000            3,998
    1.30%, due 01/17/2003                                          1,300            1,299
    1.30%, due 01/21/2003                                          1,300            1,299
  Corporate Asset Funding Co., Inc. - 144A (a)
    1.34%, due 01/08/2003                                          1,400            1,400
    1.30%, due 01/09/2003                                          3,000            2,999
    1.33%, due 01/09/2003                                          1,615            1,615
    1.34%, due 01/16/2003                                          1,000              999
    1.33%, due 01/23/2003                                          1,000              999
    1.33%, due 02/03/2003                                          1,300            1,298
    1.33%, due 02/04/2003                                          3,000            2,996
    1.33%, due 02/04/2003                                          2,000            1,997

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------
Asset-Backed (continued)
  Delaware Funding Corporation - 144A (a)
    1.35%, due 01/10/2003                                  $       1,500   $        1,499
    1.78%, due 01/13/2003                                          2,800            2,798
    1.78%, due 01/14/2003                                          3,800            3,798
    1.35%, due 01/16/2003                                          1,500            1,499
    1.36%, due 01/17/2003                                            800              800
    1.33%, due 01/23/2003                                          1,300            1,299
    1.33%, due 01/29/2003                                          5,000            4,995
  Receivables Capital Corporation - 144A (a)
    1.33%, due 01/03/2003                                          5,000            5,000
    1.33%, due 01/03/2003                                          1,222            1,222
    1.33%, due 01/03/2003                                          1,000            1,000
    1.32%, due 01/09/2003                                          5,700            5,698
    1.32%, due 01/10/2003                                          3,500            3,499
    1.36%, due 01/13/2003                                          1,000            1,000
    1.37%, due 01/21/2003                                          2,000            1,998
    1.79%, due 01/21/2003                                          1,773            1,771
    1.35%, due 01/21/2003                                          1,000              999
    1.35%, due 01/28/2003                                          1,000              999
    1.35%, due 01/31/2003                                          1,000              999
    1.36%, due 02/03/2003                                            600              599
    1.35%, due 02/05/2003                                          1,000              999
    1.35%, due 02/06/2003                                          1,000              999
    1.35%, due 02/07/2003                                          1,101            1,099

Beverages (3.5%)
  Coca-Cola Company (The)
    1.25%, due 01/30/2003                                          2,300            2,298
    1.29%, due 02/20/2003                                          3,000            2,995
    1.26%, due 02/20/2003                                          2,350            2,346
    1.28%, due 02/21/2003                                          5,000            4,991
    1.29%, due 02/24/2003                                          3,000            2,994
    1.28%, due 02/25/2003                                          5,000            4,990

Business Credit Institutions (4.0%)
  Caterpillar Financial Services Corporation
    1.31%, due 01/03/2003                                            566              566
    1.28%, due 01/27/2003                                          4,000            3,996
    1.29%, due 01/28/2003                                          3,000            2,997
    1.29%, due 02/03/2003                                          5,000            4,994
    1.30%, due 02/10/2003                                          1,800            1,797
    1.29%, due 02/11/2003                                          1,500            1,498
    1.29%, due 02/12/2003                                          1,500            1,498
    1.31%, due 02/20/2003                                            450              449
    1.29%, due 02/25/2003                                          2,000            1,996
    1.32%, due 03/14/2003                                          2,100            2,094
    1.32%, due 03/14/2003                                          1,487            1,483

Commercial Banks (11.7%)
  Abbey National North America LLC
    1.32%, due 02/13/2003                                          2,500            2,496
    1.32%, due 02/14/2003                                          2,500            2,496
    1.32%, due 03/17/2003                                          5,000            4,986
    1.32%, due 03/17/2003                                          4,100            4,089
    1.33%, due 04/21/2003                                         10,000            9,959
  Toronto Dominion Holdings (USA), Inc.
    1.57%, due 03/03/2003                                          5,000            4,987
    1.26%, due 03/17/2003                                          5,000            4,987
  UBS Finance (Delaware) LLC
    1.64%, due 01/14/2003                                          1,200            1,199
    1.70%, due 01/22/2003                                         10,000            9,990
    1.30%, due 02/18/2003                                          5,000            4,991
    1.33%, due 02/19/2003                                            500              499
    1.31%, due 03/05/2003                                          2,000            1,995
    1.30%, due 03/19/2003                                          5,200            5,186
    1.30%, due 03/26/2003                                          4,000            3,988
  Wells Fargo & Company
    1.27%, due 01/02/2003                                          1,500            1,500
    1.32%, due 01/08/2003                                            500              500
    1.32%, due 01/13/2003                                            618              618
    1.28%, due 02/10/2003                                          2,000            1,997
    1.26%, due 02/21/2003                                          2,000            1,996


The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
TRANSAMERICA MONEY MARKET (continued)
At December 31, 2002
(all amounts in thousands)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------
Computer & Office Equipment (0.2%)
  International Business Machines Corporation
    1.27%, due 02/14/2003                                  $       1,000   $          998

Fabricated Metal Products (2.2%)
  Gillette Company (The)
    1.72%, due 01/06/2003                                          5,000            4,999
    1.71%, due 01/06/2003                                          4,900            4,899
    1.71%, due 01/06/2003                                          3,000            2,999

Food & Kindred Products (0.7%)
  Unilever Capital Corporation - 144A (a)
    1.30%, due 01/28/2003                                          1,000              999
    1.30%, due 01/29/2003                                          1,000              999
    1.30%, due 02/04/2003                                          1,000              999
    1.30%, due 02/05/2003                                          1,000              999

Life Insurance (1.7%)
  AIG Funding, Inc.
    1.30%, due 02/24/2003                                          2,000            1,996
    1.28%, due 02/27/2003                                          5,000            4,990
    1.30%, due 03/24/2003                                          3,000            2,991

Medical Instruments & Supplies (0.6%)
  Medtronic, Inc. - 144A (a)
    1.27%, due 02/04/2003                                          2,000            1,998
    1.27%, due 02/06/2003                                          1,500            1,498

Paper & Allied Products (1.2%)
  Kimberly-Clark Corporation - 144A (a)
    1.25%, due 01/13/2003                                          7,000            6,997

Personal Credit Institutions (9.7%)
  General Electric Capital Corporation
    1.73%, due 01/15/2003                                          3,500            3,498
    1.29%, due 02/03/2003                                          2,300            2,297
    1.32%, due 02/04/2003                                            900              899
    1.35%, due 02/11/2003                                          4,000            3,994
    1.35%, due 02/12/2003                                          1,500            1,498
    1.35%, due 02/21/2003                                          1,600            1,597
    1.34%, due 02/27/2003                                          2,000            1,996
    1.35%, due 02/28/2003                                          5,000            4,989
    1.33%, due 03/04/2003                                          5,000            4,989
    1.30%, due 03/11/2003                                          2,000            1,995
    1.33%, due 04/25/2003                                            326              325
  Toyota Motor Credit Corporation - 144A (a)
    1.30%, due 01/07/2003                                          2,000            2,000
    1.30%, due 01/17/2003                                            289              289
    1.30%, due 01/24/2003                                          3,000            2,998
    1.30%, due 01/24/2003                                            700              699
    1.31%, due 01/27/2003                                          1,000              999
    1.30%, due 01/27/2003                                          1,000              999
    1.31%, due 01/28/2003                                          4,000            3,996
    1.32%, due 01/29/2003                                          1,000              999
    1.32%, due 01/29/2003                                            800              799
    1.31%, due 01/30/2003                                          2,000            1,998
    1.31%, due 01/30/2003                                            510              509
    1.30%, due 02/03/2003                                          1,000              999
    1.31%, due 02/07/2003                                          3,000            2,996
    1.32%, due 02/10/2003                                          1,000              999
    1.32%, due 02/11/2003                                          1,000              998
    1.32%, due 02/12/2003                                          1,000              998
    1.32%, due 02/13/2003                                          1,100            1,098
    1.30%, due 03/06/2003                                          4,000            3,991

Pharmaceuticals (5.4%)
  Merck & Co., Inc.
    1.30%, due 01/30/2003                                          2,000            1,998
    1.30%, due 01/31/2003                                          2,000            1,998

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------
Pharmaceuticals (continued)
  Pfizer Inc. - 144A (a)
    1.28%, due 01/23/2003                                  $       4,000   $        3,997
    1.67%, due 01/28/2003                                          1,900            1,898
    1.29%, due 01/30/2003                                          5,000            4,995
    1.29%, due 01/31/2003                                          3,500            3,496
    1.31%, due 01/31/2003                                          2,500            2,497
    1.29%, due 02/04/2003                                            440              439
    1.28%, due 02/05/2003                                          3,000            2,996
    1.28%, due 02/05/2003                                          1,000              999
    1.28%, due 02/06/2003                                          3,000            2,996
    1.29%, due 02/06/2003                                          2,000            1,997
    1.28%, due 02/06/2003                                          1,000              999

Printing & Publishing (1.4%)
  Gannett Co., Inc. - 144A (a)
    1.27%, due 01/02/2003                                          3,000            3,000
    1.27%, due 01/03/2003                                          3,000            3,000
    1.31%, due 01/22/2003                                          2,000            1,998

Public Administration (5.0%)
  Canadian Wheat Board
    1.65%, due 02/04/2003                                          2,000            1,997
    1.70%, due 02/04/2003                                          1,274            1,272
    1.25%, due 02/20/2003                                          3,000            2,995
    1.30%, due 03/25/2003                                          5,000            4,985
    1.30%, due 03/27/2003                                          3,500            3,489
    1.31%, due 04/17/2003                                          5,000            4,981
  Province of Ontario
    1.31%, due 06/05/2003                                          5,000            4,972
  Province of Quebec
    1.28%, due 01/31/2003                                          2,595            2,592
    1.31%, due 02/03/2003                                          2,000            1,998

Security & Commodity Brokers (6.8%)
  Goldman Sachs Group, Inc. (The)
    1.71%, due 01/21/2003                                          6,000            5,994
    1.67%, due 02/10/2003                                          5,500            5,489
    1.67%, due 02/13/2003                                          6,500            6,487
    1.67%, due 02/14/2003                                          6,500            6,487
  Merrill Lynch & Co., Inc.
    1.28%, due 01/27/2003                                          4,000            3,996
    1.74%, due 02/07/2003                                          1,500            1,497
    1.30%, due 03/10/2003                                          3,000            2,993
    1.30%, due 03/12/2003                                          5,000            4,987
    1.30%, due 03/13/2003                                            528              527
    1.30%, due 03/14/2003                                            186              186
    1.30%, due 04/01/2003                                          1,000              997
                                                                           --------------

TOTAL COMMERCIAL PAPER (COST: $419,269)                                           419,269
                                                                           --------------

SHORT-TERM OBLIGATIONS (2.9%)

Commercial Banks (1.9%)
  Landesbank Baden-Wuerttemberg (New York) (b)
    1.34%, due 04/11/2003                                         10,000            9,999
  Wells Fargo & Company (b)
    1.47%, due 03/31/2003                                          1,000            1,000

Security & Commodity Brokers (1.0%)
  Salomon Smith Barney Holdings Inc. (b)
    1.80%, due 05/07/2003                                          6,000            6,004
                                                                           --------------

TOTAL SHORT-TERM OBLIGATIONS (COST: $17,003)                                       17,003
                                                                           --------------



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
TRANSAMERICA MONEY MARKET (continued)
At December 31, 2002
(all amounts in thousands)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

CERTIFICATES OF DEPOSITS (5.3%)
  Canadian Imperial Bank of Commerce
    1.58%, due 01/02/2003                                  $       5,000   $        5,000
    1.75%, due 01/16/2003                                          5,000            5,000
    1.75%, due 02/12/2003                                          5,000            5,000
    1.75%, due 02/18/2003                                          7,000            7,000
    1.35%, due 02/26/2003                                          3,500            3,500
    1.31%, due 03/06/2003                                          1,500            1,500
  Credit Agricole Indosuez - NY
    2.72%, due 04/15/2003                                          4,000            4,000
                                                                           --------------

TOTAL CERTIFICATES OF DEPOSITS (COST: $31,000)                                     31,000
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $583,896)                               $      583,896
                                                                           ==============

SUMMARY:
  Investments, at market value                                    100.0%   $      583,896
  Other assets in excess of liabilities                             0.0%              165
                                                           -------------   --------------
  Net assets                                                      100.0%   $      584,061
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

(b)     Floating or variable rate note. Rate is listed as of December 31, 2002.



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
VAN KAMPEN ACTIVE INTERNATIONAL ALLOCATION
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS (0.1%)
Switzerland (0.0%)
  Compagnie Financiere Richemont AG - Units                        1,454   $           27
United Kingdom (0.1%)
  Peninsular and Oriental Steam Navagation Company (The)          12,477               33
                                                                           --------------

TOTAL CONVERTIBLE PREFERRED STOCKS (COST: $75)                                         60
                                                                           --------------

PREFERRED STOCKS (0.2%)
Australia (0.1%)
  News Corporation Limited (The)                                  16,338               88
Germany (0.0%)
  Henkel KGaA                                                        247               16
  Porsche AG                                                          34               14
  Volkswagen AG                                                      419               11
South Korea (0.1%)
  Samsung Electronics Co., Ltd.                                      410               52
                                                                           --------------

TOTAL PREFERRED STOCKS (COST: $201)                                                   181
                                                                           --------------

COMMON STOCKS (93.4%)
Australia (2.3%)
  Alumina Limited                                                 20,985               58
  Amcor Limited                                                   15,506               74
  AMP Limited                                                      9,053               57
  Ansell Limited (a)                                               2,054                9
  Australia and New Zealand Banking Group Limited                  5,593               55
  Australian Gas Light Company (The)                               4,020               24
  BHP Billiton Limited                                            66,979              383
  Boral Limited                                                   13,091               32
  Brambles Industries Limited                                      8,786               23
  Coca-Cola Amatil Limited                                        14,543               43
  Coles Myer Limited                                               8,634               31
  Commonwealth Bank of Australia                                   9,484              144
  CSL Limited                                                      1,033               13
  CSR Limited                                                     19,624               70
  Foster's Group Limited                                          18,240               46
  General Property Trust - Units                                  14,415               24
  Goodman Fielder Limited                                         11,602               12
  James Hardie Industries NV                                       8,566               33
  Leighton Holdings Limited (b)                                    2,659               15
  Lend Lease Corporation Limited                                   3,267               18
  M.I.M. Holdings Ltd.                                            43,685               37
  Mayne Group Limited                                              4,957                9
  National Australia Bank Limited                                 12,914              231
  Newcrest Mining Limited                                          5,418               22
  News Corporation Limited (The)                                  18,333              119
  Orica Limited                                                    5,390               32
  PaperlinX Limited                                                9,522               27
  QBE Insurance Group Limited                                      4,144               19
  Rio Tinto Limited                                                5,977              114
  Santos Limited                                                   4,968               17
  Southcorp Limited                                                6,115               16
  Stockland Trust Group                                            3,895               11
  Suncorp-Metway Limited                                           3,082               19
  TABCORP Holdings Limited                                         3,172               19
  Telestra Corporation Limited                                    51,811              129
  Wesfarmers Ltd.                                                  2,641               40
  Westfield Trust - New Units (a)                                    550                1
  Westfield Trust - Units                                         14,926               29
  Westpac Banking Corporation                                     12,799               99
  WMC Resources Ltd. (a)                                          20,985               50
  Woolworths Limited                                              11,074               71
Austria (0.1%)
  Boehler-Uddeholm AG                                                141                7
  Erste Bank der oesterreichischen Sparkassen AG                      67                5
  Flughafen Wien AG                                                  312               10
  Mayr-Melnhof Karton AG - ADR                                       184               14

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Austria (continued)
  Oesterreichische Elektrizitaetswirtschafts - AG
    (Verbund) - Class A                                              773   $           66
  VA Technologie AG                                                  211                3
  Wienerberger AG                                                    974               17
Belgium (0.6%)
  Dexia                                                           13,045              162
  Electrabel SA                                                       77               19
  Fortis                                                          17,570              310
  Interbrew                                                          201                5
  Kredietbank SA Luxembourgeoise                                   1,003               32
  Solvay SA                                                          413               28
  UCB SA                                                             636               20
Denmark (0.4%)
  Carlsberg A/S                                                      300               13
  Danisco A/S                                                        700               24
  Danske Bank A/S                                                 11,839              196
  Group 4 Falck A/S (b)                                            3,300               70
  ISS A/S (a)                                                      2,200               79
  Novo Nordisk A/S - Class B                                       1,100               32
  Novozymes A/S - B Shares                                           600               13
  Tele Danmark A/S                                                   484               12
Finland (0.7%)
  Fortum Oyj                                                       4,556               30
  Instrumentarium Corporation (b)                                    329               13
  Kesko Oyj - B Shares                                             3,219               41
  KONE Oyj - B Shares                                                520               16
  Metso Corporation                                                3,448               37
  Nokia Oyj                                                       19,069              303
  Outokumpu Oyj                                                    2,341               20
  Sampo PLC - A Shares                                             1,137                9
  Stora Enso Oyj - R Shares                                        5,702               60
  TietoEnator Corporation                                          2,275               31
  UPM-Kymmene Oyj                                                  3,062               98
  Wartsila Oyj - B Shares                                            878               11
France (7.6%)
  Accor SA                                                         2,763               84
  Air Liquide                                                        860              114
  Aventis SA                                                      13,070              711
  Axa                                                             16,926              227
  BNP Paribas SA                                                  12,865              525
  Bouygues SA                                                      6,660              186
  Cap Gemini SA                                                      895               20
  Carrefour SA                                                     9,146              407
  Compagnie de Saint-Gobain                                        3,852              113
  Compagnie Fonciere Klepierre                                       330               45
  Dassault Systemes SA                                               444               10
  Essilor International SA                                           151                6
  Etablissements Economiques du Casino Guichard-
    Perrachon SA                                                   1,206               90
  Gecina                                                             690               73
  Groupe Danone SA                                                 4,479              603
  Imerys                                                             204               26
  Lafarge SA                                                       1,398              105
  Lagardere SCA                                                    1,859               76
  L'Oreal SA                                                       9,601              731
  LVMH Moet Hennessy Louis Vuitton SA                              6,722              276
  Pechiney - A Shares                                                601               21
  Pernod Ricard                                                    1,302              126
  Pinault-Printemps-Redoute SA                                     1,803              133
  Sanofi-Synthelabo                                               12,490              764
  Schneider Electric SA                                            1,714               81
  Societe BIC                                                      1,618               56
  Societe Fonciere Lyonnaise                                       2,650               82
  Societe Generale - Class A (b)                                   4,942              288
  Societe Immobilier de Location pour l'Industrie et le
    Commerce                                                          50                9
  Sodexho Alliance                                                 2,628               61
  Sophia                                                           1,190               38
  Suez                                                             1,234               21


The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
VAN KAMPEN ACTIVE INTERNATIONAL ALLOCATION (continued)
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
France (continued)
  Technip SA                                                          95   $            7
  Thales SA                                                        2,454               65
  THOMSON multimedia SA (a)                                        1,567               27
  Total Fina Elf SA                                                8,078            1,153
  Unibail                                                          2,900              206
  Vivendi Universal (b)                                            9,988              161
Germany (4.0%)
  adidas-Salomon AG                                                  169               15
  Allianz AG - Registered Shares                                   2,116              200
  Altana AG                                                          275               13
  BASF AG                                                          6,761              255
  Bayer AG                                                         8,459              178
  Bayerische Hypo - und Vereinsbank AG                             1,288               20
  Beiersdorf AG                                                    2,100              234
  DaimlerChrysler AG - Registered Shares (b)                       3,331              102
  Deutsche Borse AG                                                  284               11
  Deutsche Lufthansa AG - Registered Shares (a) (b)                2,958               28
  Deutsche Post AG - Registered Shares                             1,563               16
  Deutsche Telekom AG                                             46,995              604
  Douglas Holding AG                                                 900               15
  E.ON AG                                                         20,417              823
  EPCOS AG (a)                                                       400                4
  Fresenius Medical Care AG                                        1,100               46
  GEHE AG                                                            747               29
  HeidelbergCement AG                                                300               11
  Infineon Technologies AG (a)                                       242                2
  IVG Holding AG                                                   4,060               36
  KarstadtQuelle AG                                                  800               13
  Linde AG                                                         1,631               60
  MAN AG (b)                                                       1,000               14
  Merck KGaA                                                       1,300               34
  METRO AG                                                         4,544              110
  Muenchener Rueckversicherungs - Gesellschaft AG                  1,184              142
  Preussag AG (b)                                                  2,162               36
  RWE AG                                                           1,465               38
  SAP AG                                                           4,405              346
  Schering AG                                                      2,475              108
  Siemens AG - Registered Shares (b)                              10,327              439
  ThyssenKrupp AG (b)                                              4,284               48
  Volkswagen AG                                                      873               32
Greece (0.0%)
  Alpha Bank SA                                                      416                5
  EFG Eurobank Ergasias SA                                           337                4
  National Bank of Greece SA                                         398                6
  Titan Cement Company SA                                            300               12
Hong Kong (1.9%)
  Bank of East Asia, Limited                                      34,088               58
  Cathay Pacific Airways Limited                                  25,000               34
  Cheung Kong (Holdings) Limited                                  37,000              241
  CLP Holdings Limited                                            42,000              169
  Esprit Holdings Limited                                         12,000               20
  Hang Lung Properties Limited                                    29,000               28
  Hang Seng Bank Limited                                          18,800              200
  Henderson Land Development Company Limited                      15,000               45
  Hong Kong and China Gas Company Limited (The)                   88,000              114
  Hong Kong Exchanges & Clearing Limited                          26,000               33
  Hongkong Electric Holdings Limited                              33,000              125
  Hutchison Whampoa Limited                                       48,900              306
  Johnson Electric Holdings Limited                               37,000               41
  Li & Fung Limited                                               38,000               36
  MTR Corporation                                                 31,434               33
  New World Development Company Limited                           35,000               18
  Pacific Century CyberWorks Limited (a)                         226,000               36
  Shangri-La Asia Limited                                         18,284               12
  Sun Hung Kai Properties Limited                                 33,000              196
  Swire Pacific Limited - Class A                                 23,500               90
  Television Broadcasts Limited                                    9,000               28
  Wharf (Holdings) Limited (The)                                  30,000               57

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Ireland (0.5%)
  Allied Irish Banks, PLC                                         17,267   $          233
  Bank of Ireland                                                 17,699              181
  CRH PLC                                                          6,587               81
  Irish Life & Permanent PLC                                       2,671               29
  Kerry Group PLC                                                  1,000               13
Italy (4.0%)
  Aedes SpA                                                       11,390               39
  Alleanza Assicurazioni SpA                                       6,033               46
  Assicurazioni Generali SpA (b)                                  12,870              265
  Autogrill SpA (a)                                                3,348               26
  Autostrade SpA                                                   1,508               15
  Banca Intesa SpA                                                81,716              172
  Banca Monte dei Paschi di Siena SpA                              2,787                7
  Banca Nazionale del Lavoro SpA (a)                               3,906                4
  Banca Popolare di Milano Scarl (a) (b)                           1,385                5
  Benetton Group SpA                                               3,018               27
  Beni Stabili SpA (b)                                           147,050               66
  Enel SpA                                                       119,475              622
  ENI - Ente Nazionale Idrocarburi                                54,041              860
  Italcementi SpA (b)                                              1,067               11
  Italgas SpA                                                      7,654              104
  Mediaset SpA                                                    22,811              174
  Mediobanca - Banca di Credito Finanziario SpA                    6,374               52
  Parmalat Finanziaria SpA (b)                                    27,358               65
  Pirelli SpA (b)                                                 31,152               29
  Riunione Adriatica di Sicurta SpA                                4,564               56
  Sanpaolo IMI SpA                                                14,449               94
  Snia SpA (a) (b)                                                 6,619               13
  Snia SpA - rights                                                6,619               (d)
  Telecom Italia Mobile SpA (b)                                  137,011              626
  Telecom Italia SpA (b)                                          53,973              410
  Telecom Italia SpA - RNC                                         4,727               24
  UniCredito Italiano SpA                                         64,997              260
Japan (18.4%)
  ACOM Co., Ltd.                                                   1,860               61
  Advantest Corporation                                            1,100               49
  AEON Co., Ltd.                                                   6,000              142
  AIFUL Corporation                                                  200                8
  Ajinomoto Co., Inc.                                             17,000              178
  Amada Co., Ltd.                                                  5,000               14
  Asahi Breweries, Ltd.                                            8,000               52
  Asahi Glass Company, Limited (b)                                25,000              153
  Asahi Kasie Corporation                                         24,000               59
  Asatsu-DK Inc.                                                     700               12
  Banyu Pharmaceutical Co., Ltd.                                   1,000                9
  BELLSYSTEM24, Inc.                                                 100               20
  Benesse Corporation                                              2,300               26
  Bridgestone Corporation (b)                                     15,000              186
  Canon Inc.                                                      13,000              490
  CASIO Computer Co., Ltd. (b)                                     9,000               50
  Central Japan Railway Company                                       32              199
  Chubu Electric Power Company, Incorporated                       2,800               50
  Chugai Pharmaceutical Co., Ltd.                                  4,400               42
  Credit Saison Co., Ltd.                                          1,800               31
  CSK Corporation (b)                                                800               17
  Dai Nippon Printing Co., Ltd.                                   17,000              188
  Daicel Chemical Industries, Ltd.                                 3,000                8
  Daiichi Pharmaceutical Co., Ltd.                                 3,000               43
  Daikin Industries, Ltd.                                          3,000               48
  Dainippon Ink and Chemicals, Incorporated (a)                   13,000               21
  Daito Trust Construction Co., Ltd.                               2,300               51
  Daiwa House Industry Co., Ltd.                                  13,000               73
  Daiwa Securities Group Inc.                                     23,000              102
  Denki Kagaku Kogyo Kabushiki Kaisha                              8,000               17
  Denso Corporation                                               11,800              194
  Dowa Mining Co., Ltd.                                            5,000               21
  East Japan Railway Company                                          70              348
  Ebara Corporation                                                7,000               22
  Eisai Company, Ltd.                                              4,000               90
  FANUC LTD                                                        3,900              173


The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
VAN KAMPEN ACTIVE INTERNATIONAL ALLOCATION (continued)
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Japan (continued)
  Fuji Photo Film Co., Ltd.                                        9,000   $          294
  Fuji Soft ABC Incorporated                                         600                9
  Fuji Television Network, Inc.                                        3               12
  Fujikura Ltd.                                                    4,000               10
  Fujisawa Pharmaceutical Company Limited                          1,000               23
  Fujitsu Limited                                                 25,000               71
  Furukawa Electric Co., Ltd. (The)                               11,000               23
  Hankyu Department Stores, Inc.                                   1,000                5
  Hirose Electric Co., Ltd.                                          500               38
  Hitachi, Ltd.                                                   45,000              173
  Honda Motor Co., Ltd.                                           11,900              440
  Hoya Corporation                                                 1,600              112
  Isetan Co., Ltd.                                                 2,000               14
  Ishikawajima-Harima Heavy Industries Co., Ltd.                  14,000               13
  ITOCHU Corporation                                              22,000               48
  Ito-Yokado Co., Ltd.                                             7,000              207
  Japan Airlines Company, Ltd. (a)                                19,000               41
  Japan Tobacco Inc.                                                  23              154
  JFE Holdings, Inc. (a)                                           8,600              104
  JGC Corporation                                                  2,000               11
  JSR Corporation                                                  3,000               30
  Kajima Corporation (b)                                          23,000               51
  Kaneka Corporation                                               5,000               27
  Kansai Electric Power Company, Incorporated (The)               18,900              286
  Kao Corporation                                                 13,000              285
  Kawasaki Heavy Industries, Ltd. (a)                             16,000               13
  Keihin Electric Express Railway Co., Ltd. (b)                    7,000               32
  Keio Electric Railway Co., Ltd.                                  3,000               16
  Keyence Corporation                                                500               87
  Kikkoman Corporation                                             2,000               14
  Kinki Nippon Railway Co., Ltd. (a)                              31,000               67
  Kirin Brewery Company, Limited                                  23,000              146
  Kokuyo Co., Ltd.                                                 3,000               25
  Komatsu Ltd.                                                    22,000               72
  Konami Company Ltd.                                              1,700               39
  Konica Corporation                                               3,000               22
  Kubota Corporation                                              31,000               84
  Kuraray Co., Ltd.                                                7,000               43
  Kurita Water Industries Ltd.                                     1,000               10
  Kyocera Corporation                                              2,500              146
  Kyowa Hakko Kogyo Co., Ltd.                                      5,000               21
  Kyushu Electric Power Company, Incorporated                      1,800               26
  Mabuchi Motor Co., Ltd.                                            100                9
  Marubeni Corporation (a)                                        23,000               21
  Marui Co., Ltd.                                                  6,000               59
  Matsushita Electric Industrial Co., Ltd.                        38,902              384
  Matsushita Electric Works, Ltd.                                  2,000               12
  Meiji Seika Kaisha, Ltd.                                         4,000               12
  Meitec Corporation                                                 500               12
  Minebea Co., Ltd.                                                4,000               14
  Mitsubishi Chemical Corporation (a)                             33,000               66
  Mitsubishi Corporation                                          23,000              141
  Mitsubishi Electric Corporation (a)                             40,000               92
  Mitsubishi Estate Company, Limited                              19,000              145
  Mitsubishi Heavy Industries, Ltd.                               69,000              169
  Mitsubishi Logistics Corporation                                 2,000               10
  Mitsubishi Rayon Company, Limited                               10,000               23
  Mitsui & Co., Ltd.                                              24,000              112
  Mitsui Chemicals, Inc.                                          10,000               45
  Mitsui Fudosan Co., Ltd.                                        13,000               84
  Mitsui Mining & Smelting Co., Ltd.                              12,000               28
  Mitsui Trust Holdings, Inc. (b)                                 23,000               37
  Murata Manufacturing Company, Ltd.                               3,500              137
  NEC Corporation                                                 20,000               75
  NGK Insulators, Ltd.                                             8,000               44
  NGK Spark Plug Co., Ltd.                                         5,000               32
  Nidec Corporation                                                  400               25
  Nikko Cordial Corporation                                        6,000               20
  Nikon Corporation (a)                                            4,000               30
  Nintendo Co., Ltd.                                               2,300              215

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Japan (continued)
  Nippon Express Co., Ltd.                                        18,000   $           71
  Nippon Meat Packers, Inc. (b)                                    5,000               50
  Nippon Mining Holdings, Inc. (a)                                 6,500                9
  Nippon Oil Corporation                                          34,000              154
  Nippon Sheet Glass Company, Limited                              7,000               13
  Nippon Steel Corporation                                       130,000              152
  Nippon Telegraph and Telephone Corporation                         148              538
  Nippon Unipac Holding                                               16               69
  Nippon Yusen Kabushiki Kaisha                                   24,000               81
  Nissan Chemical Industries, Ltd.                                 3,000               11
  Nissan Motor Co., Ltd.                                          41,000              320
  Nisshin Seifun Group Inc.                                        2,000               13
  Nissin Food Products Co., Ltd.                                   1,400               31
  Nitto Denko Corporation (b)                                      3,000               85
  Nomura Securities Co., Ltd. (The)                               32,000              360
  NSK Ltd.                                                        14,000               36
  NTN Corporation (b)                                              7,000               24
  NTT DATA Corporation                                                14               39
  NTT DoCoMo, Inc.                                                   100              185
  Obayashi Corporation                                             9,000               20
  Oji Paper Co., Ltd.                                             24,000              103
  Olympus Optical Co., Ltd.                                        2,000               33
  Omron Corporation                                                3,000               44
  Onward Kashiyama Co., Ltd.                                       4,000               31
  Oriental Land Co., Ltd.                                          1,500               91
  ORIX Corporation                                                 1,300               84
  Osaka Gas Co., Ltd.                                             46,000              114
  Pioneer Corporation                                              3,400               64
  Promise Company Limited                                          2,000               71
  Ricoh Company, Ltd.                                              9,000              148
  Rohm Company, Ltd.                                               1,600              204
  Sankyo Company, Ltd.                                             8,000              100
  SANYO Electric Co., Ltd.                                        35,000               91
  Secom Co., Ltd. (b)                                              5,500              189
  Sekisui Chemical Co., Ltd.                                       5,000               13
  Sekisui House, Ltd.                                             14,000               99
  Seven-Eleven Japan Co., Ltd.                                     4,240              129
  Sharp Corporation                                               17,000              162
  Shimamura Co., Ltd.                                                300               19
  Shimano, Inc.                                                    2,200               33
  Shimizu Corporation                                             18,000               45
  Shin-Etsu Chemical Co., Ltd. (b)                                 6,400              210
  Shionogi & Co., Ltd.                                             4,000               57
  Shiseido Company, Limited                                        7,000               91
  Showa Shell Sekiyu K.K.                                          4,000               28
  Skylark Co., Ltd.                                                3,000               40
  SMC Corporation                                                  1,300              122
  SOFTBANK Corp. (b)                                               4,700               54
  Sony Corporation (b)                                            14,500              606
  Sumitomo Bakelite Company Limited                                3,000               12
  Sumitomo Chemical Company, Limited                              28,000              111
  Sumitomo Corporation (b)                                        15,000               64
  Sumitomo Electric Industries, Ltd.                              10,000               65
  Sumitomo Metal Mining Co., Ltd.                                  9,000               38
  Sumitomo Trust and Banking Company, Limited (The)                4,000               16
  Taisho Pharmaceutical Co., Ltd.                                  6,000               88
  Takara Holdings Inc. (b)                                         2,000                9
  Takashimaya Company, Limited                                     3,000               12
  Takeda Chemical Industries, Ltd.                                14,000              585
  Takefuji Corporation                                             2,230              129
  Takuma Co., Ltd.                                                 1,000                5
  TDK Corporation                                                  1,700               69
  Teijin Limited                                                  17,000               41
  Teikoku Oil Co., Ltd.                                            3,000               12
  Terumo Corporation                                               4,200               58
  THK Co., Ltd.                                                      400                4
  TIS Inc.                                                           500                7
  Tobu Railway Co., Ltd. (a)                                      18,000               48
  Toho Co., Ltd.                                                   1,400               13
  Tohoku Electric Power Company, Incorporated                      9,000              133


The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
VAN KAMPEN ACTIVE INTERNATIONAL ALLOCATION (continued)
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Japan (continued)
  Tokyo Broadcasting System, Inc.                                  2,000   $           25
  Tokyo Electric Power Company, Incorporated (The)                26,800              509
  Tokyo Electron Limited                                           2,200              100
  Tokyo Gas Co., Ltd.                                             50,000              157
  Tokyu Corporation (b)                                           19,000               67
  TonenGeneral Sekiyu K.K.                                         1,000                7
  Toppan Printing Co., Ltd. (b)                                   16,000              120
  Toray Industries, Inc.                                          23,000               49
  Toshiba Corporation (a)                                         50,000              157
  Tosoh Corporation                                               10,000               24
  Tostem Inax Holding Corporation                                  3,000               46
  TOTO LTD.                                                       10,000               37
  Toyo Seikan Kaisha, Ltd.                                         3,000               36
  Toyota Industries Corporation                                      700               11
  Toyota Motor Corporation                                        48,700            1,310
  Trend Micro Incorporated (a)                                       500                9
  Uni-Charm Corporation                                              700               28
  UNY Co., Ltd.                                                    2,000               20
  Wacoal Corp.                                                     1,000                8
  West Japan Railway Company                                           5               18
  World Co., Ltd.                                                    600               12
  Yakult Honsha Co., Ltd.                                          2,000               23
  Yamaha Corporation                                               2,000               18
  Yamanouchi Pharmaceutical Co., Ltd.                              7,000              203
  Yamato Transport Co., Ltd.                                       5,000               65
  Yamazaki Baking Co., Ltd.                                        2,000               11
Luxembourg (0.0%)
  Arcelor (a)                                                      2,927               36
Netherlands (6.5%)
  ABN AMRO Holding NV                                             24,101              394
  Akzo Nobel NV                                                    2,446               78
  ASM Lithography Holding NV (a)                                   1,062                9
  Buhrmann NV                                                      4,458               19
  Corio NV                                                         2,915               76
  Elsevier NV                                                     10,634              130
  Getronics NV (a) (b)                                             3,971                2
  Hagemeyer NV                                                     1,558               11
  Heineken NV                                                     15,472              604
  ING Groep NV                                                    31,680              537
  Koninklijke Ahold NV                                            12,029              153
  Koninklijke KPN NV (a)                                          10,658               69
  Koninklijke Philips Electronics NV                              22,869              401
  Rodamco Europe NV                                                2,170               92
  Royal Dutch Petroleum Company (b)                               53,124            2,340
  TPG NV                                                           8,896              144
  Unilever NV - CVA                                               21,217            1,304
  Vedior NV - CVA                                                  5,418               31
  Wereldhave NV                                                      690               39
  Wolters Kluwer NV                                                6,652              116
New Zealand (0.0%)
  Carter Holt Harvey Limited                                      14,900               14
  Telecom Corporation of New Zealand Limited                       4,600               11
Norway (0.2%)
  Dnb Holding ASA                                                  1,631                8
  Gjensidige NOR ASA                                                 186                6
  Norsk Hydro ASA                                                  3,138              141
  Norske Skogindustrier ASA                                        1,000               14
  Orkla ASA                                                        2,530               43
  Tandberg ASA (a)                                                   300                2
Portugal (0.6%)
  Banco Comercial Portugues SA                                    15,754               38
  Banco Espirito Santo SA - Registered Shares                        600                8
  Brisa - Auto-Estradas de Portugal SA                            20,200              112
  EDP - Electricidade de Portugal, SA                            189,585              317
  Jeronimo Martins, SGPS, SA (a)                                   2,603               19
  Portugal Telecom, SGPS, SA - Registered Shares                  10,926               75

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Singapore (2.0%)
  CapitaLand Limited                                              65,000   $           42
  Chartered Semiconductor Manufacturing Ltd. (a)                  12,000                5
  City Developments Limited                                       31,000               74
  Cycle & Carriage Limited                                         6,250               12
  DBS Group Holdings Ltd.                                         51,000              324
  Fraser and Neave Limited                                        11,000               49
  Haw Par Corporation Limited                                      2,096                4
  Hotel Properties Limited                                        13,000                7
  Keppel Corporation Limited                                      30,000               64
  Oversea-Chinese Banking Corporation Limited                     50,000              278
  Overseas Union Enterprises Ltd.                                  4,000               13
  SembCorp Industries Limited                                     58,000               26
  Singapore Airlines Limited                                      39,000              229
  Singapore Press Holdings Limited                                17,000              178
  Singapore Technologies Engineering Limited                      98,000               93
  Singapore Telecommunications Limited                           276,000              197
  United Overseas Bank Limited                                    51,272              349
  United Overseas Land Limited                                    28,000               26
  Venture Manufacturing (Singapore) Ltd.                           5,000               40
South Korea (0.4%)
  Samsung Electro-Mechanics Co., Ltd.                                860               32
  Samsung Electronics Co., Ltd.                                    1,140              302
  Samsung SDI Co., Ltd.                                              380               22
Spain (4.2%)
  Acerinox, SA                                                       426               16
  Acesa Infraestructuras, SA (b)                                   9,832              111
  Acesa Infraestructuras, SA - rights                              9,832                6
  ACS, Actividades de Construccion y Servicios SA                  1,458               47
  Altadis, SA                                                     10,765              246
  Amadeus Global Travel Distribution SA                           11,395               47
  Banco Bilbao Vizcaya Argentaria, SA                             52,076              499
  Banco Santander Central Hispano SA                              78,281              538
  Endesa SA (b)                                                   20,598              241
  Fomento de Construcciones y Contratas, SA                        2,401               54
  Gas Natural SDG, SA (b)                                         20,456              388
  Grupo Dragados                                                   3,761               64
  Iberdrola SA (b)                                                19,739              277
  Inmobiliaria Colonial, SA                                        4,660               72
  Inmobiliria Urbis, SA                                            2,900               17
  Metrovacesa, SA                                                  5,663              120
  Repsol-YPF, SA (b)                                              17,469              231
  Sociedad General de Aguas de Barcelona, SA                       3,076               31
  Sol Melia, SA                                                    3,297               13
  Telefonica SA (a)                                               85,401              765
  TelePizza, SA (a)                                                7,636                6
  Union Electrica Fenosa, SA                                      17,774              234
  Vallehermoso, SA                                                17,268              180
Sweden (1.7%)
  Atlas Copco AB - A Shares                                        2,100               41
  Atlas Copco AB - B Shares                                        1,100               20
  Castellum AB                                                     2,090               29
  Electrolux AB - Series B                                         7,240              114
  H & M Hennes & Mauritz AB (b)                                   17,980              347
  Holmen AB - B Shares (b)                                         1,200               29
  JM AB                                                            1,510               28
  Nordea AB                                                       39,637              175
  Sandvik AB (b)                                                   5,878              131
  Securitas AB - Class B                                          14,106              168
  Skandia Insurance Company, Ltd.                                  7,224               19
  Skandinaviska Enskilda Banken AB                                 5,171               43
  Skanska AB - Class B                                             8,400               49
  SKF AB - Class B                                                 1,400               36
  SSAB Svenstkt Stal AB                                            1,200               14
  Svenska Cellulosa AB - B Shares                                  1,700               57
  Svenska Handelsbanken AB - A Shares                             12,160              162
  Swedish Match AB                                                 5,400               42
  Tele2 AB - B Shares (a) (b)                                      1,000               26
  Telia AB                                                        14,600               55
  TeliaSonera AB (a)                                              25,835               95


The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
VAN KAMPEN ACTIVE INTERNATIONAL ALLOCATION (continued)
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Sweden (continued)
  Volvo AB - A Shares                                                800   $           12
  Volvo AB - B Shares                                              3,300               54
  WM-Data AB - B Shares                                            5,400                5
Switzerland (7.5%)
  Adecco SA - Registered Shares                                    5,710              224
  Centerpulse AG - Registered Shares (a)                              60               10
  Ciba Specialty Chemicals Holding Inc. -
    Registered Shares                                                600               42
  Clariant AG                                                      1,200               19
  Credit Suisse Group (a)                                         17,980              390
  Givaudan SA - Registered Shares                                    100               45
  Holcim Ltd. - Class B                                              200               36
  Kudelski SA - Bearer (a) (b)                                       100                1
  Logitech International SA (a)                                      340               10
  Lonza Group Ltd. - Registered Shares                               300               18
  Nestle SA - Registered Shares                                    9,726            2,062
  Novartis AG                                                     44,178            1,613
  PSP Swiss Property AG                                              250               27
  Roche Holdings AG                                               11,500              802
  Roche Holdings AG - Bearer (b)                                   3,550              449
  SGS Societe Generale de Surveillance Holding SA                    280               84
  STMicroelectronics NV                                            1,393               27
  Swatch Group AG (The)                                              600               10
  Swatch Group AG (The) - Class B                                    600               50
  Swiss Reinsurance Company - Registered Shares                    4,007              263
  Swisscom AG - Registered Shares                                    780              226
  Syngenta AG                                                        900               52
  UBS AG - Registered Shares (a)                                  19,939              969
  Valora Holding AG                                                   50               10
  Zurich Financial Services AG                                     1,697              158
United Kingdom (29.8%)
  Amersham PLC                                                    15,721              141
  ARM Holdings PLC (a)                                             6,671                5
  AstraZeneca PLC                                                 44,361            1,586
  AWG PLC (a)                                                      2,875               20
  BAA PLC                                                         22,963              186
  BAE Systems PLC                                                115,489              231
  Barclays PLC                                                   112,722              699
  BG Group PLC                                                    78,192              337
  BHP Billiton PLC                                                19,733              105
  BOC Group PLC (The)                                              4,400               63
  Boots Company PLC (The)                                         17,919              169
  BP PLC                                                         528,204            3,632
  BPB PLC                                                          4,407               17
  Brambles Industries PLC                                         33,443               82
  British Airways PLC (a)                                         31,412               68
  British American Tobacco, PLC                                   66,447              664
  British Land Company PLC (The)                                  22,787              166
  British Sky Broadcasting Group PLC (a)                          24,099              248
  BT Group PLC                                                   181,410              570
  Bunzl PLC                                                        7,579               46
  Cadbury Schweppes PLC                                           57,460              358
  Canary Wharf Group PLC                                          28,704              109
  Capita Group PLC (The)                                          32,433              129
  Carlton Communications, PLC                                      8,137               18
  Centrica PLC                                                   110,104              303
  CGNU PLC                                                        51,722              369
  Chelsfield PLC                                                  11,140               54
  Chubb PLC                                                       31,263               44
  Compass Group PLC                                               46,299              246
  Corus Group PLC (a)                                             26,888               12
  De La Rue PLC                                                    9,758               46
  Derwent Valley Holdings PLC                                      2,190               19
  Diageo PLC                                                     101,572            1,104
  Dixons Group PLC                                                36,781               86
  EMI Group PLC                                                   10,313               23

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
United Kingdom (continued)
  GKN PLC                                                         13,615   $           44
  GlaxoSmithKline PLC                                            156,603            3,006
  Granada PLC                                                     36,072               46
  GUS PLC                                                         23,176              215
  Hammerson PLC                                                    4,820               37
  Hanson PLC                                                       6,336               28
  Hays PLC                                                        78,186              117
  HBOS PLC                                                        60,263              636
  Hilton Group PLC                                                44,731              120
  HSBC Holdings PLC                                              158,406            1,751
  Imperial Chemical Industries PLC                                10,035               37
  Imperial Tobacco Group PLC                                      20,577              350
  Invensys PLC                                                    88,254               75
  J Sainsbury PLC                                                 42,688              192
  Johnson Matthey PLC                                              2,048               26
  Kelda Group PLC                                                  9,201               63
  Kingfisher PLC                                                  25,174               90
  Land Securities Group PLC                                       18,658              236
  Legal & General Group PLC                                      120,138              186
  Lloyds TSB Group PLC                                            89,818              645
  Logica PLC                                                       5,606               14
  Marks and Spencer Group PLC                                     48,226              245
  Misys PLC                                                       10,230               29
  National Grid Group PLC (The)                                  147,134            1,082
  Next PLC                                                         1,486               18
  P&O Princess Cruises PLC (b)                                    14,907              103
  Pearson PLC                                                     11,886              110
  Pillar Property PLC                                              1,958               13
  Prudential PLC                                                  37,253              263
  Reckitt Benckiser PLC                                           16,767              325
  Reed International PLC                                          18,734              160
  Rentokil Initial PLC                                            90,405              320
  Reuters Group PLC                                               18,680               53
  Rexam PLC                                                        4,014               27
  Rio Tinto PLC - Registered Shares                                8,976              179
  RMC Group PLC                                                    2,496               15
  Rolls-Royce PLC                                                 54,515               94
  Royal & Sun Alliance Insurance Group PLC                        27,230               53
  Royal Bank of Scotland Group PLC (The)                          44,487            1,066
  Sage Group PLC (The)                                            18,798               40
  Scottish & Newcastle PLC                                         9,595               72
  Scottish and Southern Energy PLC                                77,728              851
  Scottish Power PLC                                              67,962              397
  Serco Group PLC                                                 21,757               54
  Severn Trent PLC                                                 8,139               91
  Shell Transport & Trading Company PLC                          112,078              738
  Six Continents PLC                                              23,602              191
  Slough Estates PLC                                               6,030               33
  Smith & Nephew PLC                                               8,473               52
  Tate & Lyle PLC                                                  6,186               31
  Tesco PLC                                                      138,405              432
  Unilever PLC                                                    85,518              814
  Vodafone Group PLC                                           1,235,997            2,254
  WPP Group PLC                                                   14,554              111
                                                                           --------------

TOTAL COMMON STOCKS (COST: $110,035)                                               94,490
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $110,311)                               $       94,731
                                                                           ==============

SUMMARY:
  Investments, at market value                                     93.7%   $       94,731
  Other assets in excess of liabilities                             6.3%            6,325
                                                           -------------   --------------
  Net assets                                                      100.0%   $      101,056
                                                           =============   ==============



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
VAN KAMPEN ACTIVE INTERNATIONAL ALLOCATION (continued)
At December 31, 2002
(all amounts except share amounts in thousands)

INVESTMENTS BY INDUSTRY:
------------------------------------------------------------------------------------------
                                                                               MARKET
                                                            PERCENTAGE          VALUE
------------------------------------------------------------------------------------------
  Commercial Banks                                                 11.9%   $       12,097
  Pharmaceuticals                                                   9.5%            9,743
  Petroleum Refining                                                6.6%            6,768
  Telecommunications                                                6.4%            6,473
  Electric Services                                                 6.1%            6,138
  Food & Kindred Products                                           5.5%            5,543
  Chemicals & Allied Products                                       4.1%            4,125
  Electronic & Other Electric Equipment                             3.2%            3,194
  Oil & Gas Extraction                                              2.6%            2,594
  Automotive                                                        2.5%            2,532
  Real Estate                                                       2.5%            2,528
  Insurance                                                         2.1%            2,126
  Beverages                                                         2.1%            2,114
  Food Stores                                                       1.5%            1,474
  Tobacco Products                                                  1.4%            1,456
  Business Services                                                 1.4%            1,387
  Industrial Machinery & Equipment                                  1.3%            1,336
  Transportation & Public Utilities                                 1.3%            1,303
  Printing & Publishing                                             1.1%            1,124
  Life Insurance                                                    1.1%            1,073
  Gas Production & Distribution                                     1.0%            1,057
  Computer & Office Equipment                                       1.0%            1,047
  Metal Mining                                                      1.0%              989
  Construction                                                      0.9%              910
  Electric, Gas & Sanitary Services                                 0.8%              813
  Electronic Components & Accessories                               0.8%              807
  Retail Trade                                                      0.7%              755
  Holding & Other Investment Offices                                0.7%              754
  Beer, Wine & Distilled Beverages                                  0.7%              670
  Computer & Data Processing Services                               0.7%              669
  Security & Commodity Brokers                                      0.6%              579
  Wholesale Trade Durable Goods                                     0.6%              556
  Instruments & Related Products                                    0.5%              551
  Paper & Allied Products                                           0.5%              517
  Radio & Television Broadcasting                                   0.5%              487
  Aerospace                                                         0.5%              483
  Stone, Clay & Glass Products                                      0.5%              460
  Primary Metal Industries                                          0.4%              442
  Communication                                                     0.4%              441
  Department Stores                                                 0.4%              436
  Amusement & Recreation Services                                   0.4%              421
  Air Transportation                                                0.4%              400
  Personal Services                                                 0.4%              391
  Apparel & Accessory Stores                                        0.4%              384
  Restaurants                                                       0.4%              364
  Communications Equipment                                          0.4%              355
  Apparel Products                                                  0.3%              346
  Medical Instruments & Supplies                                    0.3%              293
  Rubber & Misc. Plastic Products                                   0.3%              254
  Motion Pictures                                                   0.2%              225
  Machinery, Equipment & Supplies                                   0.2%              222
  Personal Credit Institutions                                      0.2%              198
  Water Transportation                                              0.2%              184
  Fabricated Metal Products                                         0.2%              181
  Trucking & Warehousing                                            0.2%              179

------------------------------------------------------------------------------------------
                                                                               MARKET
                                                            PERCENTAGE          VALUE
------------------------------------------------------------------------------------------
  Drug Stores & Proprietary Stores                                  0.2%              169
  Railroads                                                         0.1%   $          148
  Transportation Equipment                                          0.1%              133
  Hotels & Other Lodging Places                                     0.1%              129
  Wholesale Trade Nondurable Goods                                  0.1%              120
  Management Services                                               0.1%              115
  Textile Mill Products                                             0.1%              102
  Engineering & Management Services                                 0.1%               97
  Manufacturing Industries                                          0.1%               94
  Lumber & Wood Products                                            0.1%               87
  Metal Cans & Shipping Containers                                  0.1%               84
  Research & Testing Services                                       0.1%               84
  Lumber & Construction Materials                                   0.1%               81
  Residential Building Construction                                 0.1%               73
  Other Industries                                                  0.3%              267
                                                           -------------   --------------
      Investments, at market value                                 93.7%           94,731
      Other assets in excess of liabilities                         6.3%            6,325
                                                           -------------   --------------
      Net assets                                                  100.0%   $      101,056
                                                           =============   ==============

FORWARD FOREIGN CURRENCY CONTRACTS:

-----------------------------------------------------------------------------
                                               AMOUNT IN      NET UNREALIZED
                    BOUGHT     SETTLEMENT    U.S. DOLLARS      APPRECIATION
CURRENCY            (SOLD)        DATE       BOUGHT (SOLD)    (DEPRECIATION)
-----------------------------------------------------------------------------
Danish Krone             170   01/03/2003   $           24    $            0
Danish Krone              23   01/06/2003                3                 0
Euro Dollar              127   01/02/2003              132                 1
Euro Dollar             (184)  01/03/2003             (192)               (1)
Euro Dollar               19   01/03/2003               20                 0
Euro Dollar              (59)  01/06/2003              (62)                0
Euro Dollar                5   01/07/2003                5                 0
Euro Dollar              957   03/13/2003              966                36
British Pound            (94)  03/13/2003             (150)               (1)
British Pound          1,288   03/13/2003            2,015                50
Japanese Yen          (3,630)  03/13/2003              (30)               (1)
Japanese Yen          45,928   03/13/2003              373                15
Norwegian Krone           88   01/03/2003               13                 0
Norwegian Krone           10   01/06/2003                1                 0
Swedish Krona            257   01/03/2003               29                 0
Swedish Krona             17   01/07/2003                2                 0
Swiss Franc              (28)  01/03/2003              (20)                0
Swiss Franc              (23)  01/06/2003              (17)                0
                                            --------------    --------------
                                            $        3,112    $           99
                                            ==============    ==============

FUTURES CONTRACTS(C):

--------------------------------------------------------------------------------
                                                                 NET UNREALIZED
                                    SETTLEMENT                    APPRECIATION
                        CONTRACTS      DATE         AMOUNT       (DEPRECIATION)
--------------------------------------------------------------------------------
Financial Times Stock
 Exchange Eurotop 100
 Index                      31      03/22/2003   $      1,952    $           46
German Stock Index          12      03/21/2003            915               (90)
Tokyo Price Index            5      03/17/2003            352                (9)
                                                 ------------    --------------
                                                 $      3,219    $          (53)
                                                 ============    ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a)     No dividends were paid during the preceding twelve months.

(b)     At December 31, 2002, all or a portion of this security is on loan (see
        Note 1F). The market value at December 31, 2002 of all securities on loan is $8,207. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

(c) At December 31, 2002, cash in the amount of $500 is segregated with the custodian to cover margin requirements for open futures contracts.

(d)     Market value is less than $1.

DEFINITIONS:
ADR      American Depositary Receipt
CVA      Certificaaten van aandelen (share certificates)
RNC      Saving Non-Convertible Shares


The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
VAN KAMPEN ASSET ALLOCATION
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS (3.0%)
  U.S. Government Strips
    Zero Coupon, due 05/15/2011                            $       2,400   $        1,718
  U.S. Treasury Bond
    8.13%, due 08/15/2021                                            175              246
    8.13%, due 08/15/2019 (b)                                        850            1,184
  U.S. Treasury Note
    7.88%, due 11/15/2004                                          3,650            4,076
                                                                           --------------

TOTAL U.S. GOVERNMENT OBLIGATIONS (COST: $6,867)                                    7,224
                                                                           --------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (18.7%)
  Fannie Mae
    5.50%, due 06/25/2008                                            421              428
   10.00%, due 11/01/2018                                            230              262
  Fannie Mae - Conventional Pool
   11.00%, due 09/01/2019                                            207              239
    9.00%, due 07/01/2025                                            235              262
    9.00%, due 04/01/2026                                            235              262
    8.00%, due 10/01/2029                                            509              550
    8.00%, due 01/01/2030                                            518              559
    7.50%, due 02/01/2030                                            461              490
    8.00%, due 03/01/2030                                              8                9
    8.00%, due 03/01/2030                                             91               98
    8.00%, due 04/01/2030                                              3                3
    9.50%, due 04/01/2030                                            487              543
    7.50%, due 05/01/2030                                            604              641
    7.50%, due 06/01/2030                                              3                4
    7.50%, due 06/01/2030                                             18               19
    8.00%, due 06/01/2030                                             19               21
    8.00%, due 06/01/2030                                            251              271
    7.50%, due 07/01/2030                                             19               20
    8.00%, due 07/01/2030                                             20               21
    8.50%, due 07/01/2030                                             26               28
    8.00%, due 07/01/2030                                             40               43
    8.50%, due 07/01/2030                                            117              125
    8.00%, due 07/01/2030                                            127              137
    8.50%, due 07/01/2030                                            195              210
    8.00%, due 08/01/2030                                              7                8
    8.00%, due 08/01/2030                                             93              100
    8.00%, due 09/01/2030                                             92               99
    8.50%, due 09/01/2030                                            132              142
    8.00%, due 10/01/2030                                            175              189
    8.50%, due 10/01/2030                                            210              226
    8.50%, due 12/01/2030                                             10               11
    8.00%, due 12/01/2030                                             21               22
    8.50%, due 12/01/2030                                             66               71
    7.50%, due 12/01/2030                                            224              238
    8.50%, due 12/01/2030                                            329              354
    8.00%, due 01/01/2031                                             41               45
    8.00%, due 01/01/2031                                            122              131
    8.50%, due 01/01/2031                                            184              198
    8.00%, due 01/01/2031                                            392              423
    8.00%, due 02/01/2031                                            106              114
    8.00%, due 02/01/2031                                            430              463
    7.50%, due 03/01/2031                                             23               24
    8.00%, due 04/01/2031                                            149              161
    7.50%, due 07/01/2031                                             28               30
    8.00%, due 08/01/2031                                             28               30
    8.00%, due 11/01/2031                                            424              458
    7.50%, due 05/01/2032                                             20               21
  Fannie Mae - February TBA
    7.00%, due 02/01/2032                                          3,350            3,519
    6.00%, due 02/01/2032                                          4,850            4,994
    6.50%, due 02/01/2032                                          5,800            6,027
  Fannie Mae - January TBA
    5.50%, due 01/01/2033                                          1,200            1,224
    7.00%, due 01/01/2033                                          2,300            2,418

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------
  Fannie Mae - Variable Rate (g)
    2.54%, due 03/25/2024                                  $           3   $            3
  Freddie Mac
    7.50%, due 03/01/2030                                            579              616
  Freddie Mac - Conventional Pool
    9.50%, due 01/01/2017                                            187              208
  Freddie Mac - February TBA
    6.50%, due 02/01/2032                                          2,750            2,857
  Freddie Mac - Gold Pool
   11.50%, due 05/01/2020                                            198              226
    7.50%, due 01/01/2030                                            193              205
    7.50%, due 02/01/2030                                             49               53
    8.50%, due 03/01/2030                                            219              234
    8.00%, due 06/01/2030                                             21               23
    8.50%, due 08/01/2030                                             48               51
    8.50%, due 08/01/2030                                             57               62
    8.00%, due 09/01/2030                                            130              139
    8.50%, due 10/01/2030                                            161              172
    8.00%, due 11/01/2030                                            134              144
    7.50%, due 12/01/2030                                            432              459
    7.50%, due 01/01/2031                                            319              340
    7.50%, due 02/01/2031                                            384              408
    7.50%, due 06/01/2031                                            807              858
    7.50%, due 07/01/2031                                            345              367
    8.50%, due 07/01/2031                                            503              538
    7.50%, due 09/01/2031                                            384              408
    7.50%, due 10/01/2031                                            800              851
    7.50%, due 12/01/2031                                             97              104
    7.50%, due 03/01/2032                                            524              557
    7.50%, due 05/01/2032                                            185              197
    7.50%, due 06/01/2032                                            365              388
  Freddie Mac - January TBA
    6.50%, due 01/01/2033                                          2,850            2,967
  Ginnie Mae - FHA/VA Pool
   10.50%, due 12/15/2014                                             97              111
    9.50%, due 04/15/2017                                             37               42
    9.50%, due 05/15/2017                                             28               32
    9.50%, due 08/15/2017                                             77               86
   10.00%, due 08/15/2017                                            222              254
    9.50%, due 10/15/2017                                             33               37
    9.50%, due 11/15/2017                                             25               28
    9.50%, due 12/15/2017                                            171              191
    9.50%, due 07/15/2018                                             51               58
    9.50%, due 10/15/2018                                            164              184
    9.50%, due 09/15/2019                                             52               58
    9.00%, due 12/15/2019                                            151              168
    9.50%, due 06/15/2020                                            195              219
   10.00%, due 12/15/2020                                            233              266
    9.50%, due 12/15/2021                                            198              223
   10.00%, due 07/15/2022                                            189              216
   10.00%, due 02/15/2025                                            116              132
  Ginnie Mae - January TBA
    5.50%, due 01/01/2032                                          1,150            1,179
    6.00%, due 01/01/2033                                            500              520
  Ginnie Mae - Variable Rate (g)
    5.38%, due 02/20/2025                                             68               70
    5.38%, due 03/20/2025                                            213              218
    5.38%, due 04/20/2025                                             25               26
    5.38%, due 05/20/2025                                             25               26
    5.38%, due 06/20/2025                                            116              120
    5.38%, due 06/20/2025                                            199              204
    6.63%, due 07/20/2025                                             94               97
    6.75%, due 09/20/2027                                             60               62
    6.63%, due 10/20/2027                                             42               43
    6.63%, due 11/20/2027                                             89               92
    6.63%, due 12/20/2027                                             28               29
                                                                           --------------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST: $44,893)                           45,411
                                                                           --------------



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
VAN KAMPEN ASSET ALLOCATION (continued)
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

FOREIGN GOVERNMENT OBLIGATIONS (0.1%)
  Republic of Argentina (h)
    11.75%, due 04/07/2009                                 $         250   $           56
    11.75%, due 06/15/2015                                           805              184
                                                                           --------------

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (COST: $239)                                     240
                                                                           --------------

ASSET-BACKED SECURITIES (3.8%)
  American Express Credit Account Master Trust
    5.53%, due 10/15/2008                                            450              489
  BMW Vehicle Owner Trust 2002-A
    2.83%, due 12/27/2004                                            474              477
  Chase Credit Card Master Trust
    5.50%, due 11/17/2008                                            525              570
  Chase Manhattan Auto Owner Trust 2002-A
    2.63%, due 10/15/2004                                            453              455
  Citibank Credit Card Issuance Trust
    7.45%, due 09/15/2007                                            185              202
    6.88%, due 11/16/2009                                            770              877
  Daimler Chrysler Auto Trust
    7.23%, due 01/06/2005                                            468              482
  DaimlerChrysler Auto Trust 2000-C
    6.82%, due 09/06/2004                                            376              380
  DaimlerChrysler Auto Trust 2000-E
    6.11%, due 11/08/2004                                            497              505
  DaimlerChrysler Auto Trust 2001-C
    3.71%, due 07/06/2004                                            376              378
  DaimlerChrysler Auto Trust 2002-A
    2.90%, due 12/06/2004                                            830              835
  Ford Credit Auto Owner Trust 2000-E
    6.74%, due 06/15/2004                                            142              144
  Ford Credit Auto Owner Trust 2002-B
    2.97%, due 06/15/2004                                            509              511
  Honda Auto Receivables 2000-1 Owner Trust
    6.62%, due 07/15/2004                                            197              199
  Honda Auto Receivables 2002-2 Owner Trust
    2.91%, due 09/15/2004                                            600              603
  MBNA Master Credit Card Trust 1999-B
    5.90%, due 08/15/2011                                            285              312
  MBNA Master Credit Card Trust 2000-A
    7.35%, due 07/16/2007                                            540              597
  MBNA Master Credit Card Trust 2000-I
    6.90%, due 01/15/2008                                            270              300
  MMCA Automobile Trust
    7.00%, due 06/15/2004                                            114              115
  Nissan Auto Receivables 2000-C Owner Trust
    6.72%, due 08/16/2004                                            238              241
  Nissan Auto Receivables 2001-C Owner Trust
    4.80%, due 02/15/2007                                            325              341
  Toyota Auto Receivables 2001-C Owner Trust
    3.77%, due 07/15/2004                                            162              163
                                                                           --------------

TOTAL ASSET-BACKED SECURITIES (COST: $8,829)                                        9,176
                                                                           --------------

CORPORATE DEBT SECURITIES (10.8%)

Aerospace (0.1%)
  Boeing Company (The)
    6.10%, due 03/01/2011                                             45               47
  Lockheed Martin Corporation
    7.75%, due 05/01/2026                                             95              115
  United Technologies Corporation
    6.10%, due 05/15/2012                                            145              162

Air Transportation (0.5%)
  America West Airlines, Inc
    7.10%, due 04/02/2021                                            269              278
  Continental Airlines, Inc
    6.65%, due 09/15/2017                                             84               74
    6.55%, due 02/02/2019                                            157              136

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------
Air Transportation (continued)
  Southwest Airlines Co
    5.50%, due 11/01/2006                                  $         105   $          111
  US Airways, Inc.
    8.02%, due 02/05/2019                                            370              387

Auto Repair, Services & Parking (0.0%)
  Hertz Corporation (The)
    7.40%, due 03/01/2011                                             60               57

Automotive (0.3%)
  DaimlerChrysler North America Holding Corporation
    8.50%, due 01/18/2031                                            170              209
  Delphi Automotive Systems Corporation
    7.13%, due 05/01/2029                                             50               48
  Ford Motor Company
    6.63%, due 10/01/2028                                            500              399
  Honeywell International Inc.
    6.13%, due 11/01/2011                                            180              195

Beverages (0.0%)
  PepsiAmericas, Inc.
    3.88%, due 09/12/2007                                             40               41

Business Credit Institutions (0.0%)
  Boeing Capital Corporation
    5.80%, due 01/15/2013                                             35               35

Business Services (0.1%)
  Clear Channel Communications, Inc.
    7.65%, due 09/15/2010                                            135              153

Chemicals & Allied Products (0.0%)
  Monsanto Company
    7.38%, due 08/15/2012                                            100              108

Commercial Banks (0.3%)
  Bank One Corporation
    6.00%, due 02/17/2009                                            185              202
  Citicorp
    6.38%, due 11/15/2008                                            285              319
  Morgan Chase & Co. (J.P.)
    6.00%, due 02/15/2009                                            175              184

Communication (0.1%)
  Cox Communications, Inc.
    7.13%, due 10/01/2012                                             85               94
  TCI Communications, Inc.
    7.88%, due 02/15/2026                                            130              132

Construction (0.0%)
  Centex Corporation
    7.88%, due 02/01/2011                                             60               68

Department Stores (0.1%)
  Federated Department Stores, Inc.
    6.90%, due 04/01/2029                                             50               52
    8.50%, due 06/01/2010                                             80               97
  May Department Stores Company (The)
    9.75%, due 02/15/2021                                             14               18
    6.70%, due 09/15/2028                                            145              148

Electric Services (0.1%)
  Constellation Energy Group, Inc.
    7.60%, due 04/01/2032                                             85               87
  Detroit Edison Company (The)
    6.13%, due 10/01/2010                                             55               61
  Florida Power & Light Company
    4.85%, due 02/01/2013                                             25               26

Electric, Gas & Sanitary Services (0.0%)
  Cincinnati Gas & Electric
    5.70%, due 09/15/2012                                             50               51
  Exelon Corporation
    6.75%, due 05/01/2011                                             45               49

Electronic & Other Electric Equipment (0.0%)
  Cooper Industries, Ltd
    5.25%, due 07/01/2007                                             85               89


The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
VAN KAMPEN ASSET ALLOCATION (continued)
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

Food Stores (0.2%)
  Albertson's, Inc.
    7.50%, due 02/15/2011                                  $          75   $           86
    7.45%, due 08/01/2029                                             15               17
  Kroger Co. (The)
    7.70%, due 06/01/2029                                            230              263
  Safeway PLC (b)
    5.80%, due 08/15/2012                                             85               89

Gas Production & Distribution (0.0%)
  Consolidated Natural Gas Company
    6.25%, due 11/01/2011                                            110              119

Holding & Other Investment Offices (5.9%)
  EOP Operating LP.
    7.25%, due 06/15/2028                                            100              101
    7.50%, due 04/19/2029                                            115              120
  Simon Property Group, Inc.
    6.38%, due 11/15/2007                                            130              141
  Simon Property Group, Inc. - 144A (c)
    6.35%, due 08/28/2012                                             50               52
  TRAINS 10-2002 (f)
    6.96%, due 01/15/2012                                          1,533            1,726
  TRAINS 5-2002 (f) (g)
    5.94%, due 01/25/2007                                          4,580            4,941
  TRAINS BBB-5-2002 (f) (g)
    6.54%, due 08/15/2008                                          1,680            1,765
  TRAINS L-2002 (f) (g)
    7.75%, due 01/15/2032                                            440              522
  TRAINS Trust Series HY-1-2002 (f) (g)
    8.65%, due 02/01/2012                                          4,844            4,676
  Vornado Realty Trust
    5.63%, due 06/15/2007                                             75               76

Hotels & Other Lodging Places (0.2%)
  Hyatt Equities LLC - 144A (c)
    6.88%, due 06/15/2007                                             95               95
  Marriott International, Inc.
    7.00%, due 01/15/2008                                            255              286

Instruments & Related Products (0.0%)
  Raytheon Company
    8.30%, due 03/01/2010                                             50               59

Insurance (0.5%)
  Aetna Inc.
    7.88%, due 03/01/2011                                            160              180
  Anthem Insurance Companies, Inc. - 144A (c)
    9.00%, due 04/01/2027                                            145              175
  CIGNA Corporation
    7.00%, due 01/15/2011                                             55               57
  Farmers Exchange Capital Insurance - 144A (c)
    7.05%, due 07/15/2028                                            640              419
  Florida Windstorm Underwriting Association - 144A (c)
    7.13%, due 02/25/2019                                            250              285
  WellPoint Health Networks Inc.
    6.38%, due 06/15/2006                                             90               98

Life Insurance (1.1%)
  AIG SunAmerica Global Financing VI - 144A (c)
    6.30%, due 05/10/2011                                            390              430
  AXA Financial, Inc.
    6.50%, due 04/01/2008                                            170              182
  Hartford Life, Inc.
    7.65%, due 06/15/2027                                            205              234
  John Hancock Financial Services, Inc. - 144A (c)
    7.38%, due 02/15/2024                                            380              396
  MetLife, Inc. - 144A (c)
    7.45%, due 11/01/2023                                            250              263
  Nationwide Mutual Life Insurance Company - 144A (c)
    8.25%, due 12/01/2031                                            300              315
  Prudential Holdings LLC - 144A (c)
    7.25%, due 12/18/2023                                            415              474
    8.70%, due 12/18/2023                                            210              243

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------
Lumber & Other Building Materials (0.1%)
  Lowe's Companies, Inc.
    6.88%, due 02/15/2028                                  $         135   $          150

Lumber & Wood Products (0.1%)
  Masco Corporation
    6.50%, due 08/15/2032                                             45               46
  Weyerhaeuser Company
    6.75%, due 03/15/2012                                            115              125

Paper & Allied Products (0.1%)
  International Paper Company - 144A (c)
    5.85%, due 10/30/2012                                             60               63
  MeadWestvaco Corporation
    6.85%, due 04/01/2012                                            105              117

Personal Credit Institutions (0.3%)
  General Electric Capital Corporation
    6.75%, due 03/15/2032                                            215              238
  General Motors Acceptance Corporation
    6.88%, due 09/15/2011                                            310              309
    8.00%, due 11/01/2031                                             40               40
  MBNA America Bank NA.
    6.50%, due 06/20/2006                                            175              185

Petroleum Refining (0.1%)
  Conoco Inc.
    6.95%, due 04/15/2029                                            140              159

Printing & Publishing (0.1%)
  News America Holdings
    8.50%, due 02/15/2005                                            300              324

Real Estate (0.2%)
  World Financial Properties, Inc. - 144A (c)
    6.95%, due 09/01/2013                                            378              404

Savings Institutions (0.1%)
  Washington Mutual, Inc.
    8.25%, due 04/01/2010                                            205              244

Security & Commodity Brokers (0.1%)
  Goldman Sachs Group, Inc. (The)
    6.88%, due 01/15/2011                                            260              290

Telecommunications (0.1%)
  ALLTEL Corporation
    7.00%, due 07/01/2012                                             45               52
  Verizon Communications Inc
    6.94%, due 04/15/2028                                            275              289

Textile Mill Products (0.0%)
  Mohawk Industries, Inc.
    7.20%, due 04/15/2012                                             70               79
                                                                           --------------

TOTAL CORPORATE DEBT SECURITIES (COST: $24,782)                                    26,231
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (67.0%)

Aerospace (0.5%)
  Boeing Company (The)                                             8,100   $          267
  Lockheed Martin Corporation                                      5,450              315
  Northrop Grumman Corporation                                       400               39
  Textron Inc.                                                     4,000              172
  United Technologies Corporation                                  6,550              406

Air Transportation (0.2%)
  Delta Air Lines, Inc.                                            7,400               90
  FedEx Corporation                                                6,300              342
  Southwest Airlines Co.                                          10,000              139

Amusement & Recreation Services (0.2%)
  Disney (Walt) Company (The)                                     25,200              411

Apparel & Accessory Stores (0.3%)
  Gap, Inc. (The)                                                 30,100              467
  Limited, Inc. (The)                                             13,350              186
  TJX Companies, Inc. (The)                                        5,250              102


The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
VAN KAMPEN ASSET ALLOCATION (continued)
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Apparel Products (0.4%)
  Cintas Corporation                                               2,200   $          101
  Liz Claiborne, Inc.                                             15,000              445
  V.F. Corporation                                                10,500              379

Automotive (0.5%)
  Ford Motor Company (b)                                          13,500              126
  General Motors Corporation (b)                                   5,400              199
  Harley-Davidson, Inc.                                            3,600              166
  Honda Motor Co., Ltd. - ADR                                      2,570               46
  Honeywell International Inc.                                    13,000              312
  Navistar International Corporation (a) (b)                      10,000              243
  Nissan Motor Co., Ltd. - ADR                                     2,470               38
  Toyota Motor Corporation - ADR                                   2,110              112

Beer, Wine & Distilled Beverages (0.0%)
  Kirin Brewery Company, Limited - ADR                            11,000               66

Beverages (1.8%)
  Anheuser-Busch Companies, Inc.                                  14,855              719
  Coca-Cola Company (The)                                         42,188            1,849
  Coca-Cola Enterprises Inc.                                      10,800              235
  Pepsi Bottling Group, Inc. (The)                                10,600              272
  PepsiCo, Inc.                                                   29,258            1,235

Business Credit Institutions (0.1%)
  CIT Group, Inc. (The)                                           11,500              225

Business Services (0.6%)
  Clear Channel Communications, Inc. (a)                          14,600              544
  First Data Corporation                                          16,000              567
  Moody's Corporation                                              6,100              252
  ORIX Corporation - ADR                                             770               25

Chemicals & Allied Products (2.3%)
  Air Products and Chemicals, Inc.                                 8,700              372
  Asahi Kasei Corporation - ADR                                      930               23
  Avon Products, Inc.                                              3,400              183
  Clorox Company (The)                                             5,900              243
  Colgate-Palmolive Company                                        8,438              442
  Dow Chemical Company (The)                                       4,000              119
  IMC Global Inc.                                                 14,400              154
  Kao Corporation - ADR                                              260               57
  Lubrizol Corporation (The)                                      13,300              406
  Pharmacia Corporation                                           24,423            1,021
  PPG Industries, Inc.                                             3,300              165
  Procter & Gamble Company (The)                                  22,250            1,912
  Rohm and Haas Company                                           11,100              361
  Shiseido Company, Limited - ADR                                  3,650               47
  Smith International, Inc. (a)                                    1,600               52

Commercial Banks (6.6%)
  AmSouth Bancorporation                                          11,100              213
  Bank of America Corporation (b)                                 35,000            2,434
  Bank of New York Company, Inc. (The)                            12,250              294
  Bank One Corporation                                            12,400              453
  Citigroup Inc.                                                 147,308            5,184
  Concord EFS, Inc. (a)                                            4,600               72
  Fifth Third Bancorp                                              8,125              476
  FleetBoston Financial Corporation                               15,700              382
  Marshall & Ilsley Corporation                                    4,500              123
  MBNA Corporation                                                56,350            1,072
  Mellon Financial Corporation                                     4,700              123
  Mitsubishi Tokyo Financial Group, Inc. - ADR                    19,230              103
  Morgan Chase & Co. (J.P.)                                       46,100            1,106
  National City Corporation                                        3,100               85
  Northern Trust Corporation                                       1,800               63
  PNC Financial Services Group, Inc. (The)                        15,300              641
  Regions Financial Corporation                                    7,200              240
  Shizuoka Bank, Ltd. (The) - ADR                                    570               37
  SouthTrust Corporation                                           4,300              107
  State Street Corporation                                         5,400              211
  SunTrust Banks, Inc.                                             1,900              108
  Synovus Financial Corp.                                          4,600               89
  U.S. Bancorp                                                    18,200              386
  Union Planters Corporation                                       6,650              187

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Commercial Banks (continued)
  Wachovia Corporation                                            26,600   $          969
  Wells Fargo & Company                                           18,600              872

Communication (1.0%)
  Comcast Corporation - Class A (a)                               25,232              595
  Viacom, Inc. - Class B (a)                                      44,740            1,824

Communications Equipment (0.4%)
  Corning Incorporated (a)                                        28,500               94
  Lucent Technologies Inc. (a)                                    32,200               41
  Motorola, Inc.                                                  34,475              298
  QUALCOMM Incorporated (a)                                       13,575              494
  Scientific-Atlanta, Inc. (b)                                    10,700              127

Computer & Data Processing Services (3.8%)
  Adobe Systems Incorporated                                       4,200              105
  Amdocs Limited (a)                                              28,300              278
  Automatic Data Processing, Inc.                                  8,600              338
  Check Point Software Technologies, Ltd. (a)                      9,200              119
  Computer Associates International, Inc.                          9,400              127
  Computer Sciences Corporation (a)                               12,100              417
  Electronic Arts Inc. (a)                                         1,700               85
  Fiserv, Inc. (a)                                                 4,900              166
  Intuit Inc. (a)                                                    900               42
  Microsoft Corporation (a)                                      102,925            5,321
  Oracle Corporation (a)                                         127,900            1,381
  PeopleSoft, Inc. (a)                                             7,400              135
  Sabre Holdings Corporation (a)                                   2,600               47
  Siebel Systems, Inc. (a)                                        14,100              104
  SunGard Data Systems Inc. (a)                                    3,860               91
  Symantec Corporation (a)                                         1,400               57
  VERITAS Software Corporation (a)                                18,100              283
  Yahoo! Inc. (a)                                                 16,400              268

Computer & Office Equipment (3.5%)
  Apple Computer, Inc. (a)                                         6,000               86
  Canon Inc. - ADR                                                 1,850               68
  Cisco Systems, Inc. (a)                                        177,000            2,318
  Dell Computer Corporation (a)                                   64,550            1,726
  EMC Corporation (a)                                             62,075              381
  Fujitsu Limited - ADR                                              930               13
  Hewlett-Packard Company                                         56,758              985
  Hitachi, Ltd. - ADR                                                770               29
  International Business Machines Corporation                     26,700            2,069
  Lexmark International Group, Inc. (a)                            7,300              442
  NEC Corporation - ADR                                            4,470               17
  Pitney Bowes Inc.                                                4,500              147
  Ricoh Company, Ltd. - ADR                                          310               25
  Seagate Technology, Inc. (a) (f)                                36,900               (e)
  Sun Microsystems, Inc. (a)                                      82,900              258
  Xerox Corporation (a)                                            3,300               27

Construction (0.0%)
  Sekisui House, Ltd. - ADR                                        5,240               37

Department Stores (0.3%)
  Federated Department Stores, Inc. (a)                            3,200               92
  Kohl's Corporation (a)                                          11,125              622
  Sears, Roebuck and Co. (b)                                       1,000               24

Drug Stores & Proprietary Stores (0.3%)
  CVS Corporation                                                  5,500              137
  Walgreen Co.                                                    22,175              647

Educational Services (0.0%)
  Apollo Group, Inc. - Class A (a)                                 1,950               86

Electric Services (2.0%)
  American Electric Power Company, Inc.                           14,900              407
  CenterPoint Energy, Inc.                                        12,500              106
  Dominion Resources, Inc.                                        12,700              697
  DTE Energy Company                                              16,700              775
  Duke Energy Corporation                                         19,800              387
  Entergy Corporation                                             17,500              798
  FirstEnergy Corp.                                               13,300              439
  FPL Group, Inc.                                                  8,900              535
  Progress Energy, Inc.                                            5,200              225


The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
VAN KAMPEN ASSET ALLOCATION (continued)
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Electric Services (continued)
  Southern Company (The)                                          11,500   $          326
  TXU Corp.                                                        7,500              140

Electric, Gas & Sanitary Services (0.8%)
  Consolidated Edison, Inc.                                       19,000              814
  Exelon Corporation                                               8,900              470
  NiSource Inc.                                                    4,200               84
  PG&E Corporation (a)                                             4,800               67
  Public Service Enterprise Group Incorporated                     4,000              128
  Xcel Energy, Inc. (b)                                           24,400              268

Electrical Goods (0.1%)
  Arrow Electronics, Inc. (a)                                     14,400              184
  Avnet, Inc. (a)                                                 14,000              152

Electronic & Other Electric Equipment (2.1%)
  Cooper Industries, Inc. - Class A                                6,500              237
  Eaton Corporation                                                5,100              398
  Emerson Electric Co.                                             1,100               56
  General Electric Company                                       140,625            3,423
  Kyocera Corporation - ADR                                          460               26
  Matsushita Electric Industrial Co., Ltd. - ADR                   4,730               45
  Matsushita Electric Works, Ltd. - ADR                              570               35
  Maytag Corporation                                               6,900              197
  Nintendo Co., Ltd. - ADR                                         1,950               23
  Omron Corporation - ADR                                            260               39
  SANYO Electric Co., Ltd. - ADR                                   1,340               17
  Secom Co., Ltd. - ADR                                              460               32
  Sharp Corporation - ADR                                          2,570               24
  Sony Corporation - ADR                                           1,700               70
  Sumitomo Electric Industries, Ltd. - ADR                           570               37
  Whirlpool Corp. (b)                                              8,600              449

Electronic Components & Accessories (2.6%)
  Altera Corporation (a)                                          10,800              133
  Analog Devices, Inc. (a)                                         7,800              186
  Broadcom Corporation - Class A (a)                              10,100              152
  Intel Corporation                                              160,150            2,493
  Jabil Circuit, Inc. (a)                                          4,090               73
  Linear Technology Corporation                                    8,900              229
  Maxim Integrated Products                                       10,750              355
  Microchip Technology Incorporated                                4,360              107
  Micron Technology, Inc. (a)                                     13,100              128
  Molex Incorporated (b)                                          12,700              293
  TDK Corporation - ADR                                              570               22
  Texas Instruments Incorporated                                  44,550              669
  Tyco International Ltd. (b)                                     67,800            1,158
  Xilinx, Inc. (a)                                                11,950              246

Environmental Services (0.1%)
  Waste Management, Inc.                                          13,300              305

Fabricated Metal Products (0.7%)
  Fortune Brands, Inc.                                             7,400              344
  Gillette Company (The)                                          18,350              557
  Parker-Hannifin Corporation                                     14,000              646
  Stanley Works (The)                                              4,500              156

Finance (1.8%)
  iShares S&P 500 Europe 350 Fund (b)                             93,400            4,435

Food & Kindred Products (1.0%)
  Ajinomoto Co., Inc. - ADR                                          410               43
  Archer Daniels Midland Co.                                       6,900               86
  Campbell Soup Company                                           11,700              275
  ConAgra Foods, Inc.                                              7,900              198
  Del Monte Foods Company (a)                                      2,277               18
  General Mills, Inc.                                              5,100              239
  Heinz (H.J.) Company                                             5,100              168
  Kellogg Company (b)                                             11,600              398
  Kraft Foods, Inc.                                                5,925              231
  Sara Lee Corporation                                            26,300              592
  Wrigley (Wm.) Jr. Company                                        3,600              198

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Food Stores (0.2%)
  Albertson's, Inc.                                                3,000   $           67
  Kroger Co. (The) (a)                                            19,100              295
  Safeway Inc. (a)                                                 6,600              154
  Seven-Eleven Japan Co., Ltd. - ADR                                 930               28

Furniture & Home Furnishings Stores (0.1%)
  Bed Bath & Beyond Inc. (a)                                       8,750              302

Gas Production & Distribution (0.0%)
  El Paso Corporation                                             12,000               84
  Williams Companies, Inc. (The)                                   7,200               19

Health Services (0.3%)
  HCA Inc.                                                         4,625              192
  HEALTHSOUTH Corporation (a)                                     91,800              386
  Tenet Healthcare Corporation (a)                                 2,900               48

Holding & Other Investment Offices (0.0%)
  Equity Office Properties Trust                                     500               12

Industrial Machinery & Equipment (1.1%)
  Advantest Corporation - ADR                                      1,230               13
  Applied Materials, Inc. (a)                                     42,276              551
  Axcelis Technologies, Inc. (a)                                   7,500               42
  Baker Hughes Incorporated                                       10,475              337
  Black & Decker Corporation (The)                                 3,600              154
  Caterpillar, Inc.                                                4,500              206
  Cooper Cameron Corporation (a)                                   1,700               85
  Cummins Inc. (b)                                                 9,400              264
  Dover Corporation                                                5,800              169
  Ebara Corporation - ADR                                            620               19
  Illinois Tool Works Inc.                                         2,100              136
  Ingersoll-Rand Company - Class A                                 8,300              357
  ITT Industries, Inc.                                             1,100               67
  Novellus Systems, Inc. (a)                                       5,900              166
  Tecumseh Products Company - Class A                              4,700              207

Instruments & Related Products (0.3%)
  Agilent Technologies, Inc. (a)                                   5,100               92
  Beckman Coulter Inc.                                             6,900              204
  Danaher Corporation                                              1,700              112
  Eastman Kodak Company                                            1,900               67
  Fuji Photo Film Co., Ltd. - ADR                                  1,390               45
  KLA - Tencor Corporation (a)                                     4,400              156
  Raytheon Company                                                   900               28

Insurance (2.9%)
  ACE Limited                                                      9,800              288
  Aetna Inc.                                                       2,100               86
  Allstate Corporation (The)                                      15,600              577
  American International Group, Inc.                              37,525            2,170
  CIGNA Corporation                                                6,500              267
  Cincinnati Financial Corporation                                 1,600               60
  Everest Re Group, Ltd.                                           5,500              304
  Health Net Inc. (a) (b)                                         41,100            1,085
  MGIC Investment Corporation                                      2,900              120
  Millea Holdings, Inc. - ADR (b)                                  1,800               63
  Principal Financial Group, Inc.                                  8,600              259
  Progressive Corporation (The)                                    3,700              184
  St. Paul Companies, Inc. (The) (b)                              13,200              449
  Travelers Property Casualty Corp. - Class A (a)                  6,101               89
  Travelers Property Casualty Corp. - Class B (a)                  9,301              136
  UnitedHealth Group Incorporated                                  6,975              582
  UnumProvident Corporation                                       11,800              207
  WellPoint Health Networks Inc. (a)                                 600               43

Insurance Agents, Brokers & Service (0.4%)
  Hartford Financial Services Group, Inc. (The)                    7,400              336
  Marsh & McLennan Companies, Inc.                                 9,600              444
  MetLife, Inc.                                                    8,400              227

Life Insurance (0.2%)
  Lincoln National Corporation                                     2,300               73
  Prudential Financial, Inc.                                      10,100              321

Lumber & Other Building Materials (1.0%)
  Home Depot, Inc. (The)                                          67,050            1,607
  Lowe's Companies, Inc.                                          23,950              898


The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
VAN KAMPEN ASSET ALLOCATION (continued)
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Lumber & Wood Products (0.2%)
  Masco Corporation                                               16,400   $          345
  Weyerhaeuser Company                                             3,800              187

Management Services (0.1%)
  Paychex, Inc.                                                    4,800              134

Medical Instruments & Supplies (0.9%)
  Baxter International Inc. (b)                                    4,700              132
  Becton, Dickinson and Company                                    2,500               77
  Biomet, Incorporated                                             1,500               43
  Boston Scientific Corporation (a)                                5,700              242
  Guidant Corporation (a)                                          2,700               83
  Medtronic, Inc.                                                 19,363              883
  St. Jude Medical, Inc. (a)                                       2,500               99
  Stryker Corporation                                              2,500              168
  Zimmer Holdings, Inc. (a)                                       11,100              461

Metal Mining (0.0%)
  Companhia Vale do Rio Doce - ADR                                 3,100               90

Motion Pictures (0.6%)
  AOL Time Warner Inc. (a)                                       108,200            1,417

Oil & Gas Extraction (1.0%)
  Anadarko Petroleum Corporation                                   5,300              254
  Apache Corporation                                                 700               40
  BJ Services Company (a)                                          5,200              168
  Burlington Resources Inc.                                        1,200               51
  ConocoPhillips                                                  14,439              699
  Devon Energy Corporation                                           200                9
  Dynegy Inc.                                                     10,500               12
  Halliburton Company                                              8,800              165
  Kerr-McGee Corporation                                           2,300              102
  Nabors Industries Ltd. (a)                                       2,400               85
  Occidental Petroleum Corporation                                10,300              293
  Schlumberger Limited                                            10,400              438
  Transocean Inc.                                                    400                9
  Unocal Corporation                                               4,100              125

Paper & Allied Products (0.4%)
  3M Company                                                       3,900              481
  Avery Dennison Corporation                                       2,100              128
  International Paper Company                                      5,700              199
  Kimberly-Clark Corporation                                       6,000              285

Personal Credit Institutions (0.2%)
  Capital One Financial Corporation (b)                            6,700              199
  Household International, Inc.                                    8,200              228

Personal Services (0.1%)
  Block (H&R), Inc.                                                1,500               60
  Cendant Corp. (a)                                               13,200              138
  Weight Watchers International, Inc. (a)                          3,200              147

Petroleum Refining (2.3%)
  Amerada Hess Corporation                                         2,500              138
  BP PLC - ADR                                                     6,600              268
  ChevronTexaco Corporation                                       19,100            1,270
  Exxon Mobil Corporation                                         96,800            3,381
  Marathon Oil Corporation                                        12,100              258
  Royal Dutch Petroleum Company - NY Registered Shares             4,100              180

Pharmaceuticals (8.5%)
  Abbott Laboratories                                             32,888            1,316
  Allergan, Inc.                                                   1,900              109
  AmerisourceBergen Corporation                                    2,800              152
  Amgen Inc. (a)                                                  34,788            1,682
  Banyu Pharmaceutical Co., Ltd. - ADR                               510               10
  Biogen, Inc. (a)                                                 5,600              224
  Bristol-Myers Squibb Co.                                        53,050            1,228
  Cardinal Health, Inc.                                            7,100              420
  Celgene Corporation (a)                                          1,675               36
  Chiron Corporation (a)                                           9,100              342
  Eisai Company, Ltd. - ADR                                          930               21
  Forest Laboratories, Inc. (a)                                    4,200              413
  Genzyme Corporation - General Division (a)                       7,000              207
  Gilead Sciences, Inc. (a)                                        1,200               41
  Johnson & Johnson                                               69,275            3,720

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Pharmaceuticals (continued)
  King Pharmaceuticals, Inc. (a)                                   4,300   $           74
  Lilly (Eli) and Company                                         23,000            1,461
  McKesson HBOC, Inc.                                              3,200               86
  Medimmune, Inc. (a)                                             10,400              283
  Merck & Co., Inc.                                               45,775            2,590
  Pfizer Inc. (b)                                                134,750            4,119
  Schering-Plough Corporation                                     25,700              571
  Wyeth                                                           34,563            1,293

Primary Metal Industries (0.1%)
  Engelhard Corporation                                           14,800              331

Printing & Publishing (0.1%)
  Dai Nippon Printing Co., Ltd. - ADR                              2,060               46
  Gannett Co., Inc.                                                2,250              162
  Toppan Printing Co., Ltd. - ADR                                    620               23

Radio & Television Broadcasting (0.1%)
  Univision Communications Inc. - Class A (a) (b)                 13,675              335

Radio, Television & Computer Stores (0.3%)
  Best Buy Co., Inc. (a)                                          29,700              717

Railroads (0.4%)
  Burlington Northern Santa Fe Corp.                              12,300              320
  CSX Corporation                                                  9,600              272
  Nagoya Railroad Co., Ltd. - ADR                                  3,030               77
  Norfolk Southern Corporation                                    12,400              248

Real Estate (0.0%)
  Mitsubishi Estate Company, Limited - ADR                           460               35

Restaurants (0.1%)
  Wendy's International, Inc.                                      1,650               45
  YUM! Brands, Inc. (a)                                           12,375              300

Retail Trade (0.1%)
  Alberto-Culver Company - Class B                                 2,100              106
  Ito-Yokado Co., Ltd.                                               870               25
  Staples, Inc. (a)                                                6,700              123
  Tiffany & Co.                                                    2,788               67

Rubber & Misc. Plastic Products (0.0%)
  Bridgestone Corporation - ADR                                      770               19

Savings Institutions (0.2%)
  Washington Mutual, Inc.                                         15,500              535

Security & Commodity Brokers (2.2%)
  American Express Company                                        32,050            1,133
  Bear Stearns Companies Inc. (The)                                6,800              404
  Daiwa Securities Group Inc. - ADR                                  410               18
  Franklin Resources, Inc.                                        13,300              453
  Goldman Sachs Group, Inc. (The)                                 10,125              690
  Lehman Brothers Holdings Inc.                                   17,200              917
  Merrill Lynch & Co., Inc.                                       26,800            1,017
  Nomura Holdings, Inc. - ADR                                      4,110               45
  Schwab (Charles) Corporation (The)                              64,300              698

Telecommunications (4.0%)
  ALLTEL Corporation                                               8,300              423
  AT&T Corp.                                                      20,080              524
  AT&T Wireless Services, Inc. (a)                                76,900              434
  BellSouth Corporation                                           49,700            1,286
  CenturyTel, Inc. (b)                                             3,700              109
  Nextel Communications, Inc. - Class A (a)                       24,950              288
  Nippon Telegraph and Telephone Corporation - ADR                 1,700               30
  NTT DoCoMo, Inc. - ADR                                           3,270               60
  Qwest Communications International Inc. (a)                     44,200              221
  SBC Communications Inc.                                         97,200            2,634
  Sprint Corporation (FON Group)                                  23,500              340
  Sprint Corporation (PCS Group) (a) (b)                          26,300              115
  Verizon Communications, Inc.                                    87,415            3,386

Textile Mill Products (0.0%)
  Toray Industries, Inc. - ADR                                     1,230               26

Tobacco Products (0.5%)
  Philip Morris Companies Inc.                                    30,250            1,226

Transportation Equipment (0.1%)
  General Dynamics Corporation                                     2,925              232


The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
VAN KAMPEN ASSET ALLOCATION (continued)
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Trucking & Warehousing (0.4%)
  CNF Transportation Inc.                                          7,500   $          249
  United Parcel Service, Inc. - Class B (b)                        9,700              612

U.S. Government Agencies (1.2%)
  Fannie Mae                                                      18,600            1,197
  Freddie Mac                                                     28,838            1,703

Variety Stores (2.0%)
  Costco Wholesale Corporation (a)                                 5,150              145
  Dollar General Corporation                                       6,300               75
  Dollar Tree Stores, Inc. (a)                                     2,650               65
  Target Corporation                                              22,200              666
  Wal-Mart Stores, Inc.                                           75,425            3,810

Water Transportation (0.1%)
  Carnival Corporation                                             5,700              142
  Nippon Yusen Kabushiki Kaisha - ADR (b)                            930               31

Wholesale Trade Durable Goods (0.0%)
  Mitsubishi Corporation - ADR                                     2,160               26
  Mitsui & Co., Ltd. - ADR                                           310               28

Wholesale Trade Nondurable Goods (0.3%)
  SYSCO Corporation                                               20,450              609
                                                                           --------------

TOTAL COMMON STOCKS (COST: $187,900)                                              163,356
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (0.2%)
  U.S. Treasury Bill (d)
    1.60%, due 03/27/2003                                  $         455   $          453
                                                                           --------------

TOTAL SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (COST: $453)                             453
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $273,963)                               $      252,091
                                                                           ==============

SUMMARY:
  Investments, at market value                                    103.6%   $      252,091
  Liabilities in excess of other assets                            -3.6%           (8,736)
                                                           -------------   --------------
  Net assets                                                      100.0%   $      243,355
                                                           =============   ==============

                                FUTURES CONTRACTS:
----------------------------------------------------------------------------------
                                                                   NET UNREALIZED
                                          SETTLEMENT                APPRECIATION
                              CONTRACTS      DATE       AMOUNT     (DEPRECIATION)
----------------------------------------------------------------------------------
S&P 500 Index                        55   03/21/2003   $ 12,085    $         (375)
U.S. Treasury Long Bond             (4)   03/31/2003       (451)              (20)
2-Year U.S. Treasury Note          (21)   04/01/2003     (4,519)              (57)
5-Year U.S. Treasury Note         (197)   03/31/2003    (22,310)             (494)
10-Year U.S. Treasury Note         (41)   03/31/2003     (4,717)             (175)
10-Year U.S. Treasury Note            2   03/31/2003        230                 3
                                                       ---------   --------------
                                                       $(19,682)   $       (1,118)
                                                       =========   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a)     No dividends were paid during the preceding twelve months.

(b)     At December 31, 2002, all or a portion of this security is on loan (see
        Note 1F). The market value at December 31, 2002 of all securities on loan is $17,053. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

(c) Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

(d) At December 31, 2002, all or a portion of this security is segregated with the custodian to cover margin requirements for open futures contracts. The market value of all securities segregated at December 31, 2002 is $453. In addition, cash in the amount of $1,200 was segregated at December 31, 2002.

(e)     Market value is less than $1.

(f) Securities valued as determined in good faith in accordance with procedures established by the Fund's Board of Directors.

(g)     Floating or variable rate note. Rate is listed as of December 31, 2002.

(h)     Republic of Argentina is currently in default on interest payments.
DEFINITIONS:

ADR      American Depositary Receipt
TBA Mortgage-backed securities traded under delayed delivery commitments. Income on TBA's are not earned until settlement date.



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
VAN KAMPEN MONEY MARKET
At December 31, 2002
(all amounts in thousands)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (27.8%)
  Fannie Mae
    1.68%, due 01/10/2003                                  $      11,000   $       10,995
    1.26%, due 01/15/2003                                          8,400            8,396
    1.27%, due 01/21/2003                                          7,000            6,995
    1.28%, due 01/30/2003                                          5,900            5,894
    1.27%, due 02/26/2003                                          6,000            5,988
    1.64%, due 03/03/2003                                          4,950            4,936
    1.28%, due 03/12/2003                                         10,800           10,773
    1.51%, due 04/16/2003                                         10,843           10,795
    1.25%, due 05/30/2003                                          7,000            6,964
  Freddie Mac
    1.28%, due 02/18/2003                                          5,300            5,291
    1.22%, due 02/25/2003                                          8,250            8,235
  Sallie Mae
    2.17%, due 02/18/2003                                          7,150            7,129
                                                                           --------------

TOTAL SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (COST: $92,391)
                                                                                   92,391
                                                                           --------------

COMMERCIAL PAPER (62.0%)

Asset-Backed (18.0%)
  Ciesco LP
    1.32%, due 01/22/2003                                          6,000            5,995
    1.32%, due 02/05/2003                                          6,800            6,791
  Dexia Delaware LLC
    1.33%, due 02/13/2003                                          7,000            6,989
  FCAR Owner Trust I
    1.37%, due 01/08/2003                                          7,000            6,998
    1.35%, due 01/09/2003                                          7,000            6,998
  Mortgage Interest Networking Trust
    1.36%, due 01/31/2003                                          7,000            6,992
    1.36%, due 02/28/2003                                          5,100            5,089
  New Center Asset Trust
    1.34%, due 01/23/2003                                          7,000            6,994
    1.33%, due 02/20/2003                                          7,000            6,987

Automotive (4.4%)
  BMW U.S. Capital Corp
    1.40%, due 01/07/2003                                          7,700            7,698
    1.37%, due 01/10/2003                                          7,000            6,998

Business Credit Institutions (0.7%)
  Caterpillar Financial Services Corporation
    1.34%, due 01/13/2003                                          2,400            2,399

Business Services (1.6%)
  First Data Corporation
    1.45%, due 01/03/2003                                          5,300            5,300

Commercial Banks (24.0%)
  Australia and New Zealand Banking Group Limited (Delaware)
    1.35%, due 01/16/2003                                          7,000            6,996
    1.32%, due 01/16/2003                                          3,500            3,498
  Barclays U.S. Funding Corporation
    1.72%, due 01/28/2003                                          7,000            6,991
    1.51%, due 02/04/2003                                          7,000            6,990

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------
Commercial Banks (continued)
  Citicorp
    1.32%, due 01/08/2003                                  $       7,000   $        6,998
    1.32%, due 01/16/2003                                          7,000            6,996
  Commonwealth Bank of Australia Finance Inc. (Delaware)
    1.33%, due 01/02/2003                                          6,000            6,000
    1.37%, due 01/06/2003                                          6,000            5,999
  ING (U.S.) Funding LLC
    1.49%, due 02/06/2003                                          8,250            8,238
  Societe Generale North America, Inc.
    1.52%, due 01/06/2003                                          7,000            6,999
    1.34%, due 02/25/2003                                          1,750            1,746
    1.32%, due 03/05/2003                                          6,000            5,986
  UBS Finance (Delaware) LLC
    1.35%, due 01/07/2003                                          6,000            5,999

Personal Credit Institutions (10.6%)
  American General Finance Corporation
    1.32%, due 01/17/2003                                          7,800            7,795
  American Honda Finance Corporation
    1.33%, due 01/29/2003                                          6,200            6,194
    1.31%, due 02/18/2003                                          8,000            7,986
  General Electric Capital Corporation
    1.32%, due 01/03/2003                                          8,100            8,099
    1.35%, due 01/03/2003                                          5,000            5,000

Security & Commodity Brokers (2.7%)
  Goldman Sachs Group, Inc. (The)
    1.43%, due 01/02/2003                                          9,000            9,000
                                                                           --------------

TOTAL COMMERCIAL PAPER (COST: $205,738)                                           205,738
                                                                           --------------

CERTIFICATES OF DEPOSITS (10.2%)
  BNP Paribas - NY
    1.31%, due 01/14/2003                                          7,000            7,000
    1.53%, due 02/11/2003                                          6,000            6,000
  Dexia Bank - NY
    1.33%, due 02/12/2003                                          7,000            7,000
  State Street Bank and Trust Company
    1.75%, due 01/09/2003                                          7,000            7,000
    1.33%, due 02/19/2003                                          7,000            7,000
                                                                           --------------

TOTAL CERTIFICATES OF DEPOSITS (COST: $34,000)                                     34,000
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $332,129)                               $      332,129
                                                                           ==============

SUMMARY:
  Investments, at market value                                    100.0%   $      332,129
  Liabilities in excess of other assets                             0.0%               (8)
                                                           -------------   --------------
  Net assets                                                      100.0%   $      332,121
                                                           =============   ==============



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JANUS GLOBAL
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

PREFERRED STOCKS (1.4%)

Brazil (0.8%)
  Petroleo Brasileiro SA - Petrobras - ADR                       424,760   $        5,692

Germany (0.6%)
  Porsche AG (b)                                                   8,406            3,495
                                                                           --------------

TOTAL PREFERRED STOCKS (COST: $13,633)                                              9,187
                                                                           --------------

COMMON STOCKS (93.8%)

Australia (1.3%)
  News Corporation Limited (The)                                 876,135            5,666
  News Corporation Limited (The) - ADR (b)                        22,865              600
  Westpac Banking Corporation                                    228,035            1,766

Bermuda (0.7%)
  Tyco International Ltd.                                        257,480            4,398

Brazil (0.5%)
  Companhia Vale do Rio Doce - ADR                                79,845            2,308
  Petroleo Brasileiro SA - Petrobras - ADR                        77,455            1,157

Canada (1.3%)
  EnCana Corporation                                             276,822            8,550

China (0.7%)
  China Telecom Corporation, Ltd. (a)                          8,870,000            1,558
  China Telecom Corporation, Ltd. - ADR (a)                       22,655              391
  PetroChina Company Limited                                  13,986,000            2,780

Denmark (0.7%)
  Danske Bank A/S                                                281,750            4,659

Finland (1.4%)
  Nokia Oyj                                                      158,155            2,516
  Nokia Oyj - ADR                                                 55,745              864
  Stora Enso Oyj - R Shares                                      229,126            2,418
  UPM-Kymmene Oyj                                                 93,048            2,990

France (6.1%)
  Air Liquide                                                     20,311            2,681
  Aventis SA                                                      61,082            3,322
  Carrefour SA                                                    21,643              964
  Groupe Danone SA                                                30,528            4,109
  Sanofi-Synthelabo                                               87,586            5,357
  Schneider Electric SA                                          104,107            4,929
  Societe Generale - Class A (b)                                  57,284            3,338
  Total Fina Elf SA                                              100,221           14,322

Germany (0.9%)
  BASF AG                                                        118,908            4,482
  Muenchener Rueckversicherungs - Gesellschaft AG                 11,499            1,375

Hong Kong (1.7%)
  China Mobile (Hong Kong) Limited (a)                         3,940,250            9,374
  CNOOC Limited                                                1,118,000            1,455

Israel (1.4%)
  Check Point Software Technologies, Ltd. (a)                    125,915            1,633
  Teva Pharmaceutical Industries Ltd. - ADR (b)                  190,760            7,365

Italy (2.6%)
  ENI - Ente Nazionale Idrocarburi (b)                           535,113            8,512
  Telecom Italia SpA (b)                                         321,675            2,442
  Telecom Italia SpA - RNC (b)                                   575,405            2,901
  UniCredito Italiano SpA                                        628,811            2,516

Japan (9.3%)
  Asahi Breweries, Ltd. (b)                                      365,000            2,394
  Dai Nippon Printing Co., Ltd.                                  279,000            3,088
  Eisai Company, Ltd.                                             37,100              834
  Fujisawa Pharmaceutical Company Limited                         20,000              458
  Honda Motor Co., Ltd.                                          129,700            4,800
  Hoya Corporation                                                54,300            3,804
  Ito-Yokado Co., Ltd.                                            18,000              531
  Japan Tobacco Inc.                                                 433            2,898
  Kao Corporation                                                286,000            6,281
  Nissan Motor Co., Ltd.                                         784,000            6,120
  Sony Corporation (b)                                           192,600            8,053
  Takeda Chemical Industries, Ltd.                               244,800           10,236
  Yamanouchi Pharmaceutical Co., Ltd.                            337,100            9,776

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Mexico (1.3%)
  Grupo Televisa SA de CV - ADR (a)                              168,470   $        4,705
  Telefonos de Mexico SA de CV - ADR (b)                         109,855            3,513

Netherlands (2.7%)
  Akzo Nobel NV                                                   91,203            2,895
  Elsevier NV                                                     71,950              880
  Heineken NV                                                      8,269              323
  Koninklijke Philips Electronics NV                             185,061            3,245
  Koninklijke Philips Electronics NV - NY Registered
    Shares                                                        23,193              410
  Unilever NV - CVA                                               48,605            2,988
  Wolters Kluwer NV                                              368,603            6,425

Russia (0.3%)
  YUKOS Oil Company - ADR (b)                                     15,525            2,188

South Korea (3.3%)
  Hyundai Motor Company Limited                                  127,520            2,984
  Kookmin Bank                                                   125,470            4,444
  Kookmin Bank - ADR                                              17,435              616
  Samsung Electronics Co., Ltd.                                   41,660           11,032
  SK Telecom Co., Ltd.                                             8,400            1,622

Spain (0.5%)
  Banco Popular Espanol SA                                        81,452            3,333

Sweden (2.2%)
  Assa Abloy AB - Class B Free                                   645,407            7,370
  Securitas AB - Class B (b)                                     528,079            6,303

Switzerland (6.6%)
  Credit Suisse Group (a)                                         66,995            1,454
  Givaudan SA - Registered Shares                                  6,300            2,826
  Nestle SA - Registered Shares                                   34,794            7,376
  Novartis AG                                                    141,977            5,183
  Serono SA - Class B                                              2,847            1,526
  STMicroelectronics NV (b)                                      479,321            9,401
  STMicroelectronics NV - NY Registered Shares (b)               135,524            2,644
  Swiss Reinsurance Company - Registered Shares                   46,351            3,042
  Syngenta AG                                                     15,698              909
  UBS AG - Registered Shares (a)                                 159,230            7,742

United Kingdom (11.4%)
  Amersham PLC                                                   206,655            1,850
  Anglo American PLC                                             139,533            2,073
  Barclays PLC                                                   597,778            3,706
  BOC Group PLC (The)                                            540,522            7,729
  BP PLC                                                         646,335            4,444
  Compass Group PLC                                              809,805            4,303
  Diageo PLC                                                     872,306            9,482
  Dixons Group PLC                                               870,276            2,032
  GlaxoSmithKline PLC                                            398,668            7,652
  Pearson PLC                                                     57,776              534
  Reckitt Benckiser PLC                                          134,616            2,612
  Reed International PLC                                         312,035            2,673
  Royal Bank of Scotland Group PLC (The)                         232,480            5,571
  South African Breweries PLC                                    143,770            1,022
  Standard Chartered PLC                                         217,409            2,472
  Vodafone Group PLC                                           2,377,621            4,336
  Vodafone Group PLC - ADR                                        18,230              330
  Willis Group Holdings Limited (a)                               56,610            1,623
  WPP Group PLC                                                  925,574            7,072

United States (36.9%)
  Abbott Laboratories                                            170,170            6,807
  Allstate Corporation (The)                                     145,250            5,373
  Anadarko Petroleum Corporation                                 102,280            4,899
  Anheuser-Busch Companies, Inc.                                  19,945              965
  AOL Time Warner Inc. (a)                                       636,353            8,336
  ARAMARK Corporation - Class B (a)                               73,630            1,730
  Automatic Data Processing, Inc.                                120,275            4,721
  Bank of New York Company, Inc. (The)                           153,600            3,680
  Cardinal Health, Inc.                                           87,695            5,191
  CIGNA Corporation                                               30,340            1,248


The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JANUS GLOBAL (continued)
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
United States (continued)
  Citigroup Inc.                                                 490,650   $       17,266
  Clear Channel Communications, Inc. (a)                         196,904            7,343
  Coca-Cola Company (The)                                         73,635            3,227
  Comcast Corporation - Class A (a)                               55,245            1,302
  Comcast Corporation - Special Class A (a)                       71,920            1,625
  Costco Wholesale Corporation (a)                                78,280            2,197
  Dell Computer Corporation (a)                                  123,965            3,315
  Disney (Walt) Company (The)                                     99,870            1,629
  Electronic Arts Inc. (a) (b)                                    20,715            1,031
  Fannie Mae                                                     140,255            9,024
  First Data Corporation                                          91,320            3,234
  Fiserv, Inc. (a)                                               119,287            4,050
  Genentech, Inc. (a)                                             61,560            2,041
  General Dynamics Corporation                                    77,870            6,181
  General Electric Company                                       188,930            4,600
  Goldman Sachs Group, Inc. (The)                                 23,300            1,587
  Honeywell International Inc.                                   146,845            3,524
  Intuit Inc. (a)                                                 25,985            1,219
  Johnson & Johnson                                               49,365            2,651
  Laboratory Corporation of America Holdings (a)                  20,190              469
  Lauder (Estee) Companies Inc. (The) - Class A                  153,025            4,040
  Liberty Media Corporation - Class A (a)                        515,916            4,612
  Lockheed Martin Corporation                                     27,065            1,563
  Marsh & McLennan Companies, Inc.                               153,555            7,096
  McGraw-Hill Companies, Inc. (The)                               86,955            5,256
  McKesson HBOC, Inc.                                            239,525            6,474
  Medtronic, Inc.                                                191,260            8,722
  Microsoft Corporation (a)                                      220,050           11,377
  New York Times Company (The) - Class A                          54,065            2,472
  NIKE, Inc. - Class B (b)                                        78,470            3,490
  Northrop Grumman Corporation                                    44,030            4,271
  Oracle Corporation (a)                                         163,730            1,768
  Pfizer Inc.                                                    325,715            9,957
  Philip Morris Companies Inc.                                   302,505           12,261
  Raytheon Company                                                94,700            2,912
  SLM Corporation                                                 46,925            4,874
  Starwood Hotels & Resorts Worldwide, Inc.                       82,535            1,959
  Tenet Healthcare Corporation (a)                                36,220              594
  Texas Instruments Incorporated                                  83,185            1,249
  UnitedHealth Group Incorporated                                 87,710            7,324
  USA Interactive (a) (b)                                        173,870            3,975
  Viacom, Inc. - Class B (a)                                     101,825            4,150
  Waste Management, Inc.                                         130,895            3,000
                                                                           --------------

TOTAL COMMON STOCKS (COST: $664,616)                                              595,727
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $678,249)                               $      604,914
                                                                           ==============

SUMMARY:
  Investments, at market value                                     95.2%   $      604,914
  Other assets in excess of liabilities                             4.8%           30,443
                                                           -------------   --------------
  Net assets                                                      100.0%   $      635,357
                                                           =============   ==============

INVESTMENTS BY INDUSTRY:
------------------------------------------------------------------------------------------
                                                                               MARKET
                                                            PERCENTAGE          VALUE
------------------------------------------------------------------------------------------
  Pharmaceuticals                                                  12.7%   $       81,508
  Commercial Banks                                                  9.7%           62,563
  Oil & Gas Extraction                                              6.5%           41,005
  Chemicals & Allied Products                                       5.5%           34,951
  Electronic & Other Electric Equipment                             4.3%           27,340
  Computer & Data Processing Services                               4.1%           25,799
  Business Services                                                 3.8%           23,952
  Printing & Publishing                                             3.4%           21,328
  Telecommunications                                                3.3%           21,124
  Automotive                                                        3.3%           20,923
  Insurance                                                         2.9%           18,362
  Electronic Components & Accessories                               2.8%           17,692
  Food & Kindred Products                                           2.7%           17,299
  Communication                                                     2.7%           17,032
  Tobacco Products                                                  2.4%           15,159
  Motion Pictures                                                   2.3%           14,602
  Beverages                                                         2.2%           13,997
  Medical Instruments & Supplies                                    1.7%           10,572
  U.S. Government Agencies                                          1.4%            9,024
  Insurance Agents, Brokers & Service                               1.4%            8,719
  Radio & Television Broadcasting                                   1.4%            8,680
  Electric Services                                                 1.3%            8,550
  Manufacturing Industries                                          1.2%            7,370
  Instruments & Related Products                                    1.1%            6,716
  Transportation Equipment                                          1.0%            6,181
  Restaurants                                                       0.9%            6,033
  Aerospace                                                         0.9%            5,834
  Paper & Allied Products                                           0.9%            5,408
  Machinery, Equipment & Supplies                                   0.8%            4,929
  Personal Credit Institutions                                      0.8%            4,874
  Petroleum Refining                                                0.7%            4,444
  Metal Mining                                                      0.7%            4,381
  Rubber & Misc. Plastic Products                                   0.5%            3,490
  Beer, Wine & Distilled Beverages                                  0.5%            3,416
  Communications Equipment                                          0.5%            3,380
  Computer & Office Equipment                                       0.5%            3,315
  Environmental Services                                            0.5%            3,000
  Retail Trade                                                      0.4%            2,563
  Variety Stores                                                    0.3%            2,197
  Hotels & Other Lodging Places                                     0.3%            1,959
  Amusement & Recreation Services                                   0.3%            1,629
  Security & Commodity Brokers                                      0.2%            1,587
  Health Services                                                   0.2%            1,063
  Food Stores                                                       0.2%              964
                                                           -------------   --------------
      Investments, at market value                                 95.2%          604,914
      Other assets in excess of liabilities                         4.8%           30,443
                                                           -------------   --------------
      Net assets                                                  100.0%   $      635,357
                                                           =============   ==============



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JANUS GLOBAL (continued)
At December 31, 2002
(all amounts except share amounts in thousands)

FORWARD FOREIGN CURRENCY CONTRACTS:

--------------------------------------------------------------------------------
                                                                       NET
                                                    AMOUNT IN       UNREALIZED
                         BOUGHT      SETTLEMENT   U.S. DOLLARS     APPRECIATION
      CURRENCY           (SOLD)         DATE      BOUGHT (SOLD)   (DEPRECIATION)
--------------------------------------------------------------------------------
Euro Dollar                     (8)  01/02/2003   $         (8)   $           0
Euro Dollar                    239   01/02/2003            249                2
Euro Dollar                    278   01/03/2003            291                1
Euro Dollar                (17,100)  01/31/2003        (16,682)          (1,253)
Euro Dollar                 14,900   01/31/2003         14,999              627
Euro Dollar                (53,200)  02/21/2003        (52,615)          (3,133)
Euro Dollar                 41,700   02/21/2003         41,612            2,084
Euro Dollar                (24,100)  03/28/2003        (24,172)          (1,045)
Euro Dollar                 18,200   03/28/2003         18,305              739
Euro Dollar                (16,300)  04/15/2003        (15,865)          (1,179)
Euro Dollar                 12,300   04/15/2003         12,184              678
British Pound               (9,800)  02/21/2003        (15,299)            (427)
British Pound                7,200   02/21/2003         11,358              196
British Pound              (11,200)  03/28/2003        (17,372)            (557)
British Pound                8,000   03/28/2003         12,542              264
British Pound               (7,300)  04/15/2003        (11,195)            (477)
British Pound                7,300   04/15/2003         11,304              367
Hong Kong Dollar          (123,900)  02/21/2003        (15,880)              (6)
Hong Kong Dollar            18,100   02/21/2003          2,320                1
Japanese Yen               (14,170)  01/06/2003           (118)              (1)
Japanese Yen                   527   01/06/2003              4                0
Japanese Yen                11,703   01/07/2003             98                1
Japanese Yen                 5,346   01/08/2003             45                0
Japanese Yen            (2,110,000)  01/31/2003        (17,274)            (533)
Japanese Yen               730,000   01/31/2003          6,119               42
Japanese Yen            (4,920,000)  02/21/2003        (39,834)          (1,722)
Japanese Yen             3,190,000   02/21/2003         26,443              500
Japanese Yen            (1,215,000)  03/28/2003        (10,063)            (213)
Japanese Yen             1,085,000   03/28/2003          8,892              285
Japanese Yen              (450,000)  04/15/2003         (3,658)            (150)
Mexican New Peso           (48,400)  02/21/2003         (4,685)              77
Mexican New Peso             4,700   02/21/2003            457               (9)
Korean Won              (1,950,000)  02/03/2003         (1,630)             (17)
Korean Won             (13,220,000)  02/25/2003        (10,491)            (672)
Swiss Franc                    (60)  03/28/2003            (41)              (2)
Swiss Franc                (15,100)  04/15/2003        (10,137)            (814)
Swiss Franc                  6,300   04/15/2003          4,396              173
                                                  -------------   -------------
                                                  $    (95,401)   $      (6,173)
                                                  =============   =============

NOTES TO SCHEDULE OF INVESTMENTS:

(a)     No dividends were paid during the preceding twelve months.

(b)     At December 31, 2002, all or a portion of this security is on loan (see
        Note 1F). The market value at December 31, 2002 of all securities on loan is $50,665. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.
DEFINITIONS:

ADR      American Depositary Receipt
CVA      Certificaaten van aandelen (share certificates)
RNC      Saving Non-Convertible Shares



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
LKCM STRATEGIC TOTAL RETURN
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

CORPORATE DEBT SECURITIES (30.5%)

Automotive (1.6%)
  Honeywell International Inc.
    7.00%, due 03/15/2007                                  $       4,700   $        5,310

Chemicals & Allied Products (1.1%)
  Aristech Chemical Corporation
    6.88%, due 11/15/2006                                          3,650            3,582

Commercial Banks (5.2%)
  First Bank Minnesota
    6.88%, due 04/01/2006                                          5,000            5,593
  Mellon Bank, NA
    6.50%, due 08/01/2005                                          5,500            6,079
  Morgan Chase & Co. (J.P.)
    7.63%, due 09/15/2004                                          2,510            2,708
  SunTrust Banks, Inc.
    6.25%, due 06/01/2008                                          2,000            2,263

Communication (1.3%)
  Continental Cablevision, Inc.
    8.88%, due 09/15/2005                                          4,000            4,354

Electric Services (1.3%)
  Kentucky Utilities Company
    8.55%, due 05/15/2027                                          4,000            4,236

Electric, Gas & Sanitary Services (2.9%)
  Interstate Power Company
    8.63%, due 09/15/2021                                          3,059            3,246
  Public Service Electric and Gas Company
    6.38%, due 05/01/2008                                          5,750            6,357

Health Services (0.7%)
  HCA Inc.
    8.13%, due 08/04/2003                                          2,210            2,267

Industrial Machinery & Equipment (0.8%)
  Black & Decker Corporation (The)
    7.50%, due 04/01/2003                                          2,500            2,531

Personal Credit Institutions (2.3%)
  General Electric Capital Corporation
    8.13%, due 04/01/2008                                          4,300            5,145
  Washington Mutual Finance Corporation
    6.25%, due 05/15/2006                                          2,170            2,351

Personal Services (3.0%)
  Block Financial Corp.
    6.75%, due 11/01/2004                                          7,150            7,641
    8.50%, due 04/15/2007                                          1,775            2,045

Printing & Publishing (0.5%)
  Gannett Co., Inc.
    5.50%, due 04/01/2007                                          1,600            1,740

Radio & Television Broadcasting (4.3%)
  CBS Corporation
    7.15%, due 05/20/2005                                         12,950           14,150

Radio, Television & Computer Stores (1.4%)
  RadioShack Corporation
    6.95%, due 09/01/2007                                          4,000            4,410

Telecommunications (2.9%)
  ALLTEL Corporation
    7.25%, due 04/01/2004                                          4,500            4,755
  GTE Hawaiian Telephone Company Incorporated
    7.00%, due 02/01/2006                                          2,075            2,246
    7.38%, due 09/01/2006                                          2,150            2,381

Variety Stores (1.2%)
  Wal-Mart Stores, Inc.
    6.55%, due 08/10/2004                                          3,600            3,870
                                                                           --------------

TOTAL CORPORATE DEBT SECURITIES (COST: $92,749)                                    99,260
                                                                           --------------

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

CONVERTIBLE BONDS (1.6%)

Apparel & Accessory Stores (0.3%)
  Charming Shoppes, Inc. - 144A (b) (c)
    4.75%, due 06/01/2012                                  $       1,260   $        1,008

Printing & Publishing (1.3%)
  Tribune Company
    2.00%, due 05/15/2029                                             57            4,261
                                                                           --------------

TOTAL CONVERTIBLE BONDS (COST: $8,380)                                              5,269
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS (1.2%)

Instruments & Related Products (0.4%)
  Raytheon Company                                                24,600   $        1,322

Life Insurance (0.8%)
  Prudential Financial, Inc. - Units                              49,000            2,683
                                                                           --------------

TOTAL CONVERTIBLE PREFERRED STOCKS (COST: $3,734)                                   4,005
                                                                           --------------

COMMON STOCKS (65.3%)

Beverages (1.6%)
  Coca-Cola Company (The)                                        121,000            5,302

Business Services (2.6%)
  Clear Channel Communications, Inc. (a)                         112,000            4,176
  First Data Corporation                                         121,200            4,292

Chemicals & Allied Products (1.8%)
  Colgate-Palmolive Company                                      108,800            5,704

Commercial Banks (6.0%)
  Citigroup Inc.                                                 130,333            4,586
  Cullen/Frost Bankers, Inc.                                     163,000            5,330
  Mellon Financial Corporation                                   188,000            4,909
  Wells Fargo & Company                                          110,000            5,156

Communication (2.0%)
  Viacom, Inc. - Class B (a)                                     161,250            6,573

Communications Equipment (1.2%)
  Harris Corporation                                              85,000            2,236
  Motorola, Inc.                                                 189,000            1,635

Computer & Data Processing Services (3.0%)
  Microsoft Corporation (a)                                      128,000            6,618
  SunGard Data Systems Inc. (a)                                  139,300            3,282

Computer & Office Equipment (4.5%)
  Cisco Systems, Inc. (a)                                        210,000            2,751
  Dell Computer Corporation (a)                                  145,000            3,877
  Diebold, Incorporated                                           97,000            3,998
  International Business Machines Corporation                     54,000            4,185

Electronic & Other Electric Equipment (2.3%)
  General Electric Company                                       312,000            7,597

Electronic Components & Accessories (1.5%)
  Intel Corporation                                              184,000            2,865
  Texas Instruments Incorporated                                 125,000            1,876

Health Services (0.8%)
  Triad Hospitals, Inc. (a)                                       90,000            2,685

Holding & Other Investment Offices (1.3%)
  Crescent Real Estate Equities Company                          260,000            4,326

Instruments & Related Products (1.2%)
  Raytheon Company                                               125,000            3,844

Insurance (1.4%)
  American International Group, Inc.                              78,925            4,566

Life Insurance (0.4%)
  Prudential Financial, Inc.                                      40,000            1,270

Lumber & Other Building Materials (1.0%)
  Home Depot, Inc. (The)                                         130,001            3,115


The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
LKCM STRATEGIC TOTAL RETURN (continued)
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Medical Instruments & Supplies (2.0%)
  Medtronic, Inc.                                                139,400   $        6,357

Oil & Gas Extraction (5.8%)
  Anadarko Petroleum Corporation                                  90,000            4,311
  EOG Resources, Inc. (b)                                        121,000            4,830
  Schlumberger Limited                                           103,000            4,335
  Unocal Corporation                                             175,000            5,352

Paper & Allied Products (1.1%)
  Kimberly-Clark Corporation                                      74,000            3,513

Paper & Paper Products (2.1%)
  Boise Cascade Corporation                                      269,000            6,784

Personal Services (0.8%)
  Block (H&R), Inc.                                               63,400            2,549

Petroleum Refining (2.2%)
  Exxon Mobil Corporation                                        204,600            7,149

Pharmaceuticals (5.6%)
  Alcon, Inc. (a)                                                155,000            6,115
  Pfizer Inc.                                                    195,000            5,961
  Teva Pharmaceutical Industries Ltd. - ADR                      160,000            6,177

Printing & Publishing (0.9%)
  Harte-Hanks Inc.                                               163,800            3,058

Rubber & Misc. Plastic Products (0.9%)
  Newell Financial Trust I (b)                                    95,000            2,881

Savings Institutions (1.2%)
  Charter One Financial, Inc.                                    140,000            4,022

Telecommunications (4.3%)
  ALLTEL Corporation (b)                                         151,900            7,747
  Verizon Communications, Inc.                                   162,000            6,277

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Tobacco Products (2.3%)
  Loews Corporation - Carolina Group                             173,000   $        3,507
  Philip Morris Companies Inc.                                    97,000            3,931

Transportation Equipment (0.8%)
  General Dynamics Corporation                                    33,000            2,619

U.S. Government Agencies (1.1%)
  Fannie Mae                                                      55,000            3,538

Variety Stores (1.6%)
  Wal-Mart Stores, Inc.                                          100,000            5,051
                                                                           --------------

TOTAL COMMON STOCKS (COST: $221,635)                                              212,818
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS (1.2%)
  Investor's Bank & Trust Company (d)
    1.00%, Repurchase Agreement dated 12/31/2002
    to be repurchased at $3,894 on 01/02/2003              $       3,894   $        3,894
                                                                           --------------

TOTAL SHORT-TERM OBLIGATIONS (COST: $3,894)                                         3,894
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $330,392)                               $      325,246
                                                                           ==============

SUMMARY:
  Investments, at market value                                     99.8%   $      325,246
  Other assets in excess of liabilities                             0.2%              544
                                                           -------------   --------------
  Net assets                                                      100.0%   $      325,790
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a)     No dividends were paid during the preceding twelve months.

(b)     At December 31, 2002, all or a portion of this security is on loan (see
        Note 1F). The market value at December 31, 2002 of all securities on loan is $9,324. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

(c) Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

(d) At December 31, 2002, repurchase agreements are collateralized by $7,888 Freddie Mac ARM - 787717 (6.38%, due 07/01/2008) with a market value and accrued interest of $4,088.
DEFINITIONS:

ADR      American Depositary Receipt
ARM      Adjustable Rate Mortgage



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
VAN KAMPEN EMERGING GROWTH
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

CONVERTIBLE BONDS (0.0%)

Computer & Data Processing Services (0.0%)
  MicroStrategy Incorporated 7.50%, due 06/24/2007         $         136   $           54
                                                                           --------------

TOTAL CONVERTIBLE BONDS (COST: $0)                                                     54
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (90.7%)

Aerospace (0.4%)
  Lockheed Martin Corporation                                     50,000   $        2,888

Apparel & Accessory Stores (1.2%)
  Gap, Inc. (The)                                                250,000            3,880
  Ross Stores, Inc.                                              100,000            4,239

Automotive (0.5%)
  Harley-Davidson, Inc.                                           75,000            3,465

Automotive Dealers & Service Stations (0.5%)
  AutoZone, Inc. (a)                                              45,000            3,179

Business Services (3.3%)
  Clear Channel Communications, Inc. (a)                         205,000            7,644
  eBay Inc. (a)                                                  200,000           13,564

Chemicals & Allied Products (3.2%)
  Avon Products, Inc.                                            125,000            6,734
  Procter & Gamble Company (The)                                  70,000            6,016
  Smith International, Inc. (a)                                  250,000            8,155

Commercial Banks (3.7%)
  Bank of America Corporation                                    175,000           12,175
  MBNA Corporation                                               320,000            6,086
  SouthTrust Corporation                                         210,000            5,219

Communication (2.5%)
  Viacom, Inc. - Class B (a)                                     405,000           16,508

Communications Equipment (3.5%)
  Nokia Oyj - ADR                                                550,000            8,525
  QUALCOMM Incorporated (a)                                      400,000           14,556

Computer & Data Processing Services (12.9%)
  Affiliated Computer Services, Inc. - Class A (a)               100,000            5,265
  Electronic Arts Inc. (a)                                       150,000            7,466
  Intuit Inc. (a)                                                250,000           11,729
  Mercury Interactive Corporation (a)                            150,000            4,448
  Microsoft Corporation (a)                                      500,000           25,850
  MicroStrategy Incorporated - Class A (a)                           475                7
  MicroStrategy Incorporated - warrants,
    Expires 06/24/2007                                             3,216               (c)
  Oracle Corporation (a)                                         405,000            4,374
  PeopleSoft, Inc. (a) (b)                                       200,000            3,660
  Symantec Corporation (a)                                       295,000           11,932
  Synopsys, Inc. (a)                                              75,000            3,461
  Yahoo! Inc. (a)                                                345,000            5,641

Computer & Office Equipment (5.5%)
  Cisco Systems, Inc. (a)                                        800,000           10,480
  Dell Computer Corporation (a)                                  825,000           22,061
  Hewlett-Packard Company                                        200,000            3,472

Department Stores (1.3%)
  J.C. Penney Company, Inc. (b)                                  200,000            4,602
  Kohl's Corporation (a)                                          75,000            4,196

Educational Services (1.7%)
  Apollo Group, Inc. - Class A (a)                               247,500           10,890

Electronic Components & Accessories (4.3%)
  Intel Corporation                                              505,000            7,863
  Maxim Integrated Products                                      150,000            4,956
  Microchip Technology Incorporated                              347,500            8,496
  QLogic Corporation (a) (b)                                     200,000            6,902

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Food & Kindred Products (1.2%)
  Kraft Foods, Inc.                                              200,000   $        7,786

Furniture & Home Furnishings Stores (1.3%)
  Bed Bath & Beyond Inc. (a)                                     245,000            8,460

Industrial Machinery & Equipment (1.2%)
  Novellus Systems, Inc. (a)                                     280,000            7,862

Insurance (2.8%)
  Allstate Corporation (The)                                     170,000            6,288
  Progressive Corporation (The)                                   55,000            2,730
  UnitedHealth Group Incorporated                                 50,000            4,175
  WellPoint Health Networks Inc. (a)                              75,000            5,337

Lumber & Other Building Materials (1.4%)
  Lowe's Companies, Inc.                                         250,000            9,375

Manufacturing Industries (1.2%)
  International Game Technology (a)                              100,000            7,592

Medical Instruments & Supplies (5.1%)
  Boston Scientific Corporation (a)                              270,000           11,479
  Medtronic, Inc.                                                295,000           13,452
  Stryker Corporation                                             50,000            3,356
  Zimmer Holdings, Inc. (a)                                      125,000            5,190

Oil & Gas Extraction (4.3%)
  Anadarko Petroleum Corporation                                 150,000            7,185
  Apache Corporation                                             150,000            8,549
  Devon Energy Corporation                                        70,000            3,213
  Transocean Inc.                                                225,000            5,220
  Weatherford International Ltd. (a)                             100,000            3,993

Paper & Allied Products (1.9%)
  3M Company                                                     100,000           12,330

Personal Credit Institutions (0.8%)
  SLM Corporation                                                 50,000            5,193

Pharmaceuticals (12.9%)
  Amgen Inc. (a)                                                 250,000           12,085
  Biogen, Inc. (a)                                               150,000            6,009
  Cardinal Health, Inc.                                           75,000            4,439
  Cephalon, Inc. (a) (b)                                         100,000            4,867
  Forest Laboratories, Inc. (a)                                  110,000           10,804
  Genzyme Corporation - General Division (a)                     187,400            5,541
  Gilead Sciences, Inc. (a)                                      295,000           10,030
  Johnson & Johnson                                              225,000           12,084
  Pfizer Inc.                                                    400,000           12,228
  Teva Pharmaceutical Industries Ltd. - ADR (b)                  150,000            5,792

Residential Building Construction (0.4%)
  Lennar Corporation                                              45,000            2,322

Restaurants (1.3%)
  Starbucks Corporation (a) (b)                                  420,000            8,560

Retail Trade (2.4%)
  Amazon.com, Inc. (a) (b)                                       495,000            9,351
  Staples, Inc. (a)                                              355,000            6,497

Savings Institutions (1.1%)
  Washington Mutual, Inc.                                        205,000            7,079

Security & Commodity Brokers (1.4%)
  American Express Company                                       250,000            8,838

Telecommunications (3.4%)
  Nextel Communications, Inc. - Class A (a)                      990,000           11,435
  Verizon Communications, Inc.                                   180,000            6,975
  Vodafone Group PLC - ADR                                       200,000            3,624



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
VAN KAMPEN EMERGING GROWTH (continued)
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Variety Stores (1.2%)
  Wal-Mart Stores, Inc.                                          150,000   $        7,577

Wholesale Trade Nondurable Goods (0.9%)
  SYSCO Corporation                                              200,000            5,958
                                                                           --------------

TOTAL COMMON STOCKS (COST: $591,223)                                              591,444
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $591,223)                               $      591,498
                                                                           ==============

SUMMARY:
  Investments, at market value                                     90.7%   $      591,498
  Other assets in excess of liabilities                             9.3%           60,929
                                                           -------------   --------------
  Net assets                                                      100.0%   $      652,427
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a)     No dividends were paid during the preceding twelve months.

(b)     At December 31, 2002, all or a portion of this security is on loan (see
        Note 1F). The market value at December 31, 2002 of all securities on loan is $28,518. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

(c)     Market value is less than $1.
DEFINITIONS:

ADR      American Depositary Receipt



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DREYFUS SMALL CAP VALUE
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (99.8%)

Aerospace (0.3%)
  Goodrich Corporation                                            42,800   $          784

Air Transportation (0.7%)
  Atlas Air Worldwide Holdings, Inc. (a) (b)                     651,950              984
  Continental Airlines, Inc. (a) (b)                              66,300              481

Amusement & Recreation Services (0.3%)
  Six Flags, Inc. (a)                                            119,500              682

Apparel & Accessory Stores (1.1%)
  Abercrombie & Fitch Co. - Class A (a)                           15,400              315
  Men's Wearhouse, Inc. (The) (a)                                 75,160            1,289
  Wet Seal, Inc. (The) - Class A (a)                              77,400              833

Automotive (1.4%)
  Dana Corporation                                               102,700            1,208
  Navistar International Corporation (a)                          38,500              936
  Visteon Corporation                                            154,100            1,073

Automotive Dealers & Service Stations (0.6%)
  CSK Auto Corporation (a) (b)                                   114,600            1,261

Business Services (2.8%)
  Kforce Inc. (a)                                                215,700              910
  NDCHealth Corporation                                          126,285            2,513
  Pittston Brink's Group                                          24,200              447
  Professional Detailing, Inc. (a)                                99,600            1,075
  Quovadx, Inc. (a)                                              233,700              566
  Spherion Corporation (a)                                       116,485              780

Chemicals & Allied Products (2.5%)
  Agrium, Inc.                                                   129,000            1,459
  FMC Corporation (a)                                             25,000              683
  IMC Global Inc.                                                230,800            2,463
  PolyOne Corporation                                            281,560            1,104

Communications Equipment (2.4%)
  Arris Group, Inc. (a)                                          381,900            1,363
  Avaya Inc. (a)                                                 647,840            1,587
  Comverse Technology, Inc. (a)                                  193,800            1,942
  InterVoice-Brite, Inc. (a)                                     225,570              487

Computer & Data Processing Services (8.7%)
  Acclaim Entertainment, Inc. (a)                                847,055              559
  Art Technology Group, Inc. (a)                                 492,900              611
  Cerner Corporation (a)                                          23,320              729
  EarthLink, Inc. (a)                                            260,650            1,421
  IDX Systems Corporation (a)                                     11,800              201
  IONA Technologies PLC - ADR (a)                                532,600            1,518
  Legato Systems, Inc. (a) (b)                                    78,365              394
  Manugistics Group, Inc. (a)                                    573,200            1,376
  Midway Games Inc. (a) (b)                                      449,330            1,874
  MRO Software, Inc. (a)                                          75,384              916
  Parametric Technology Corporation (a)                        1,194,600            3,010
  SkillSoft PLC - ADR (a)                                        291,300              801
  THQ Inc. (a) (b)                                               201,895            2,675
  WebMD Corporation (a) (b)                                      399,840            3,419

Computer & Office Equipment (2.2%)
  3Com Corporation (a)                                           344,680            1,596
  InFocus Corporation (a) (b)                                    223,040            1,374
  RSA Security, Inc. (a)                                         317,700            1,903
  SONICblue Incorporated (a) (b)                                  90,500               42

Construction (0.7%)
  MasTec, Inc. (a)                                               501,400            1,479

Drug Stores & Proprietary Stores (1.4%)
  Rite Aid Corporation (a)                                     1,247,000            3,054

Electric Services (1.5%)
  Calpine Corporation (a) (b)                                  1,026,800            3,347

Electronic & Other Electric Equipment (1.4%)
  Gemstar-TV Guide International, Inc. (a)                       297,400              967
  GrafTech International Ltd. (a)                                364,600            2,173

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Electronic Components & Accessories (11.9%)
  Advanced Micro Devices, Inc. (a) (b)                           265,000   $        1,712
  ANADIGICS, Inc. (a)                                            489,500            1,263
  Artesyn Technologies, Inc. (a)                                 247,120              949
  CTS Corporation                                                151,100            1,171
  Cypress Semiconductor Corporation (a) (b)                      485,880            2,779
  Fairchild Semiconductor International, Inc. - Class A
    (a)                                                          278,700            2,985
  Flextronics International Ltd. (a)                             377,600            3,092
  GlobeSpan Virata, Inc. (a)                                     154,400              681
  Integrated Device Technology, Inc. (a)                          63,000              527
  Photronics, Inc. (a)                                           159,725            2,188
  Sanmina Corporation (a)                                        907,010            4,072
  Solectron Corporation (a)                                    1,107,900            3,933
  TriQuint Semiconductor, Inc. (a)                               357,400            1,515

Engineering & Management Services (0.5%)
  Tetra Tech, Inc. (a) (b)                                        96,160            1,173

Food & Kindred Products (0.4%)
  Interstate Bakeries Corporation                                 64,700              987

Furniture & Fixtures (1.2%)
  BE Aerospace, Inc. (a)                                         270,480              985
  Furniture Brands International, Inc. (a)                        69,400            1,655

Furniture & Home Furnishings Stores (0.5%)
  Linens 'n Things, Inc. (a)                                      44,715            1,011

Health Services (3.1%)
  Beverly Enterprises, Inc. (a)                                  138,430              395
  HEALTHSOUTH Corporation (a)                                    201,360              846
  Kindred Healthcare, Inc. (a)                                    45,580              827
  Province Healthcare Company (a)                                335,300            3,262
  RehabCare Group, Inc. (a) (b)                                   85,925            1,639

Holding & Other Investment Offices (0.4%)
  La Quinta Corporation - Paired (a)                             186,400              820

Industrial Machinery & Equipment (6.4%)
  Axcelis Technologies, Inc. (a)                                 410,210            2,301
  Brooks - PRI Automation, Inc. (a)                               80,400              921
  Cummins Inc. (b)                                                20,600              579
  DuPont Photomasks, Inc. (a)                                     76,600            1,781
  Flowserve Corporation (a)                                      128,400            1,899
  Grant Prideco, Inc. (a)                                        187,710            2,185
  Mattson Technology, Inc. (a)                                   442,120            1,264
  Terex Corporation (a)                                          161,000            1,794
  York International Corporation (b)                              62,025            1,586

Instruments & Related Products (5.9%)
  Avid Technology, Inc. (a)                                       54,170            1,243
  Beckman Coulter Inc.                                            62,400            1,842
  Credence Systems Corporation (a)                                 3,000               28
  Cytyc Corporation (a) (b)                                      192,625            1,965
  LTX Corporation (a)                                            372,070            2,244
  Molecular Devices Corporation (a)                               37,700              621
  Ocular Sciences, Inc. (a)                                       81,800            1,270
  PerkinElmer, Inc.                                              238,200            1,965
  Trimble Navigation Limited (a) (b)                             162,263            2,027

Insurance (1.8%)
  Everest Re Group, Ltd.                                          74,400            4,114

Insurance Agents, Brokers & Service (1.9%)
  AdvancePCS (a)                                                 189,700            4,213

Life Insurance (0.6%)
  Platinum Underwriters Holdings, Ltd. (a) (b)                    53,300            1,404

Lumber & Wood Products (0.5%)
  Champion Enterprises, Inc. (a)                                 428,800            1,222

Management Services (1.0%)
  DiamondCluster International, Inc. - Class A (a)               452,500            1,421
  Ventiv Health, Inc. (a)                                        361,200              734

Manufacturing Industries (0.1%)
  Nautilus Group, Inc. (The)                                      17,000              227


The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DREYFUS SMALL CAP VALUE (continued)
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Medical Instruments & Supplies (1.1%)
  Bausch & Lomb Incorporated (b)                                  67,900   $        2,444

Mining (2.1%)
  Arch Coal, Inc.                                                 73,350            1,584
  Massey Energy Company                                          332,300            3,229

Oil & Gas Extraction (5.4%)
  Chesapeake Energy Corporation (b)                              269,500            2,086
  Global Industries, Ltd. (a)                                    414,325            1,728
  Horizon Offshore, Inc. (a)                                      83,320              415
  Key Energy Services, Inc. (a) (b)                              282,600            2,535
  Nahama & Weagant Energy Company (a) (d)                          9,000               (c)
  Parker Drilling Company (a)                                    917,600            2,037
  Patterson-UTI Energy, Inc. (a)                                  67,020            2,022
  Pride International, Inc. (a)                                    3,100               46
  Veritas DGC, Inc. (a)                                          147,460            1,165

Paper & Allied Products (0.6%)
  Bowater Incorporated                                            23,600              990
  Intertape Polymer Group Inc. (CAD) (a)                          45,500              187
  Intertape Polymer Group Inc. (USD) (a) (d)                      60,100              248

Personal Services (0.5%)
  Service Corporation International (a)                          363,980            1,208

Petroleum Refining (1.6%)
  Tesoro Petroleum Corporation (a)                               814,790            3,683

Pharmaceuticals (6.0%)
  Alpharma Inc. - Class A                                        143,535            1,710
  Andrx Corporation - Andrx Group (a)                            141,600            2,077
  Bio-Technology General Corp. (a)                               360,375            1,154
  Invitrogen Corporation (a)                                     139,760            4,379
  IVAX Corporation (a)                                           124,600            1,511
  Shire Pharmaceuticals Group PLC - ADR (a) (b)                  136,600            2,580

Primary Metal Industries (1.1%)
  United States Steel Corporation (b)                            133,300            1,749
  Wolverine Tube, Inc. (a)                                       113,500              648

Printing & Publishing (1.8%)
  ProQuest Company (a)                                            81,900            1,605
  Reader's Digest Association, Inc. (The) - Class A              148,660            2,245
  Scholastic Corporation (a)                                       7,730              278

Radio & Television Broadcasting (0.5%)
  Young Broadcasting Inc. - Class A (a)                           80,300            1,058

Radio, Television & Computer Stores (2.2%)
  Electronics Boutique Holdings Corp. (a)                         68,800            1,088
  GameStop Corp. (a)                                              84,900              832
  RadioShack Corporation (b)                                     162,900            3,053

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Research & Testing Services (0.0%)
  PAREXEL International Corporation (a)                              500   $            5

Retail Trade (2.9%)
  Barnes & Noble, Inc. (a) (b)                                   101,280            1,830
  Finlay Enterprises, Inc. (a)                                    97,800            1,179
  OfficeMax, Inc. (a)                                            441,110            2,206
  Zale Corporation (a)                                            38,400            1,225

Security & Commodity Brokers (3.9%)
  Ameritrade Holding Corporation - Class A (a)                   421,100            2,383
  E*TRADE Group, Inc. (a) (b)                                    830,500            4,036
  Knight Trading Group, Inc. (a)                                 493,650            2,365

Telecommunications (1.1%)
  AirGate PCS, Inc. (a)                                           73,400               46
  Alomosa Holdings, Inc. (a)                                     712,870              371
  Western Wireless Corporation - Class A (a) (b)                 384,400            2,037

Textile Mill Products (1.0%)
  Collins and Aikman Corporation (a) (b)                         488,900            2,176

Transportation & Public Utilities (0.4%)
  EGL, Inc. (a) (b)                                               66,300              945

Water Transportation (2.4%)
  Stolt-Nielsen SA - ADR                                         287,035            1,794
  Tidewater Inc. (b)                                              42,900            1,334
  Trico Marine Services, Inc. (a)                                659,400            2,196

Wholesale Trade Nondurable Goods (1.0%)
  Fleming Companies, Inc. (b)                                    335,410            2,204
                                                                           --------------

TOTAL COMMON STOCKS (COST: $330,158)                                              223,887
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $330,158)                               $      223,887
                                                                           ==============

SUMMARY:
  Investments, at market value                                     99.8%   $      223,887
  Other assets in excess of liabilities                             0.2%              472
                                                           -------------   --------------
  Net assets                                                      100.0%   $      224,359
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a)     No dividends were paid during the preceding twelve months.

(b)     At December 31, 2002, all or a portion of this security is on loan (see
        Note 1F). The market value at December 31, 2002 of all securities on loan is $38,463. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

(c)     Market value is less than $1.

(d) Securities valued as determined in good faith in accordance with procedures established by the Fund's Board of Directors.
DEFINITIONS:

ADR      American Depositary Receipt



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
CAPITAL GUARDIAN VALUE
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS (1.3%)

Automotive (0.7%)
  Ford Motor Company Capital Trust II                             48,800   $        1,958

Primary Metal Industries (0.6%)
  Phelps Dodge Corporation                                        22,000            1,879
                                                                           --------------

TOTAL CONVERTIBLE PREFERRED STOCKS (COST: $4,437)                                   3,837
                                                                           --------------

COMMON STOCKS (92.9%)

Aerospace (2.9%)
  United Technologies Corporation                                132,500            8,207

Air Transportation (0.4%)
  Southwest Airlines Co.                                          82,600            1,148

Automotive (0.9%)
  Ford Motor Company (b)                                          68,500              637
  Navistar International Corporation (a) (b)                      80,400            1,955

Automotive Dealers & Service Stations (0.6%)
  AutoNation, Inc. (a)                                           146,500            1,840

Business Services (1.0%)
  Interpublic Group of Companies, Inc. (The)                      75,300            1,060
  Thomson Corporation (The)                                       57,100            1,526
  TMP Worldwide Inc. (a) (b)                                      34,000              385

Chemicals & Allied Products (5.8%)
  Air Products and Chemicals, Inc.                               292,200           12,492
  Dow Chemical Company (The)                                      56,200            1,669
  du Pont (E.I.) de Nemours and Company                           60,300            2,557

Commercial Banks (10.4%)
  Bank One Corporation                                           308,500           11,276
  Citigroup Inc.                                                  49,703            1,749
  Morgan Chase & Co. (J.P.)                                      565,000           13,560
  Wells Fargo & Company                                           73,000            3,422

Communications Equipment (0.6%)
  Nortel Networks Corporation (a)                                254,200              409
  Siemens AG - ADR (b)                                            29,200            1,230

Computer & Data Processing Services (3.4%)
  Amdocs Limited (a)                                             315,400            3,097
  Sabre Holdings Corporation (a)                                 315,800            5,719
  VeriSign, Inc. (a)                                             125,300            1,005

Computer & Office Equipment (1.3%)
  Hewlett-Packard Company                                        136,492            2,370
  Polycom, Inc. (a) (b)                                          157,000            1,495

Construction (1.0%)
  Fluor Corporation                                              100,100            2,803

Electric Services (3.3%)
  AES Corporation (The) (a)                                      583,100            1,761
  Duke Energy Corporation                                        113,400            2,216
  Pinnacle West Capital Corporation (b)                          156,700            5,342

Electric, Gas & Sanitary Services (2.3%)
  NiSource Inc.                                                  326,600            6,532

Electronic & Other Electric Equipment (3.5%)
  Emerson Electric Co                                             42,300            2,151
  General Electric Company                                       326,900            7,960

Electronic Components & Accessories (0.5%)
  Tyco International Ltd                                          76,300            1,303

Food & Kindred Products (2.3%)
  Campbell Soup Company (b)                                      267,200            6,271
  Kraft Foods, Inc.                                               11,600              452

Gas Production & Distribution (0.6%)
  El Paso Corporation (b)                                        252,500            1,757

Health Services (1.2%)
  Lincare Holdings Inc. (a) (b)                                  105,400            3,333

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Holding & Other Investment Offices (0.4%)
  General Growth Properties, Inc. (b)                             21,200   $        1,102

Industrial Machinery & Equipment (6.3%)
  Applied Materials, Inc. (a)                                    238,900            3,113
  Baker Hughes Incorporated                                      162,700            5,237
  Dover Corporation                                              103,200            3,009
  Illinois Tool Works Inc.                                        22,700            1,472
  Ingersoll-Rand Company - Class A                               118,800            5,116

Instruments & Related Products (1.6%)
  Applera Corporation - Applied Biosystems Group                 112,700            1,977
  KLA -Tencor Corporation (a)                                     75,300            2,663

Insurance (4.0%)
  Everest Re Group, Ltd                                           89,600            4,955
  PMI Group, Inc. (The)                                           66,000            1,983
  Travelers Property Casualty Corp. - Class A (a)                 54,614              800
  XL Capital Ltd. - Class A                                       47,600            3,677

Insurance Agents, Brokers & Service (1.4%)
  Hartford Financial Services Group, Inc. (The)                   88,400            4,016

Medical Instruments & Supplies (2.9%)
  Becton, Dickinson and Company                                  267,300            8,203

Motion Pictures (0.9%)
  AOL Time Warner Inc. (a)                                       187,600            2,458

Oil & Gas Extraction (3.7%)
  BJ Services Company (a)                                         47,500            1,535
  Schlumberger Limited                                            16,300              686
  Unocal Corporation                                             212,900            6,511
  Weatherford International Ltd. (a)                              46,900            1,873

Personal Credit Institutions (0.4%)
  Household International, Inc.                                   39,600            1,101

Petroleum Refining (4.8%)
  ChevronTexaco Corporation                                        8,500              565
  Exxon Mobil Corporation                                         64,066            2,238
  Lyondell Chemical Company                                      197,100            2,491
  Royal Dutch Petroleum Company -
      NY Registered Shares                                        90,300            3,975
  Shell Transport & Trading Company PLC - ADR                    114,500            4,456

Pharmaceuticals (3.4%)
  AstraZeneca PLC - ADR (b)                                      126,500            4,439
  Lilly (Eli) and Company                                         79,000            5,017
  Pfizer Inc.                                                      5,000              153

Primary Metal Industries (1.3%)
  Alcoa Inc.                                                      64,000            1,458
  Nucor Corporation                                               17,000              702
  Phelps Dodge Corporation (a)                                    51,200            1,620

Printing & Publishing (2.2%)
  Knight-Ridder, Inc.                                            100,600            6,363

Railroads (1.0%)
  Canadian National Railway Company                               36,700            1,525
  Union Pacific Corporation                                       19,500            1,167

Savings Institutions (2.4%)
  Washington Mutual, Inc.                                        198,900            6,868

Security & Commodity Brokers (1.6%)
  AmeriCredit Corp. (a) (b)                                      320,500            2,481
  Goldman Sachs Group, Inc. (The)                                 31,000            2,111

Telecommunications (7.6%)
  AT&T Corp                                                       71,360            1,863
  CenturyTel, Inc. (b)                                            48,100            1,413
  SBC Communications Inc.                                         90,500            2,453
  Sprint Corporation (FON Group)                               1,112,700           16,112

Tobacco Products (2.6%)
  Philip Morris Companies Inc.                                   183,100            7,421


The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
CAPITAL GUARDIAN VALUE (continued)
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Transportation & Public Utilities (0.8%)
  Kinder Morgan Management, LLC (a)                               73,750   $        2,330

Water Transportation (1.6%)
  Carnival Corporation (b)                                       189,100            4,718
                                                                           --------------

TOTAL COMMON STOCKS (COST: $292,893)                                              266,115
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $297,330)                               $      269,952
                                                                           ==============

SUMMARY:
  Investments, at market value                                     94.2%   $      269,952
  Other assets in excess of liabilities                             5.8%           16,773
                                                           -------------   --------------
  Net assets                                                      100.0%   $      286,725
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a)     No dividends were paid during the preceding twelve months.

(b)     At December 31, 2002, all or a portion of this security is on loan (see
        Note 1F). The market value at December 31, 2002 of all securities on loan is $22,142. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.
DEFINITIONS:

ADR      American Depositary Receipt



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
ALGER AGGRESSIVE GROWTH
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (95.0%)

Apparel & Accessory Stores (2.9%)
  Abercrombie & Fitch Co. - Class A (a)                          368,300   $        7,535
  Gap, Inc. (The)                                                277,800            4,311

Beverages (1.0%)
  Coca-Cola Company (The)                                         90,000            3,944

Business Services (3.8%)
  eBay Inc. (a)                                                  189,000           12,818
  Hotels.com - Class A (a) (b)                                    49,545            2,707

Chemicals & Allied Products (2.7%)
  Pharmacia Corporation                                          255,700           10,689

Commercial Banks (3.2%)
  Citigroup Inc.                                                 361,800           12,732

Communication (1.0%)
  Viacom, Inc. - Class B (a)                                      95,150            3,878

Communications Equipment (0.9%)
  Ciena Corporation (a)                                          731,200            3,758

Computer & Data Processing Services (10.7%)
  Affiliated Computer Services, Inc. - Class A (a)               204,490           10,766
  Intuit Inc. (a)                                                152,500            7,155
  Microsoft Corporation (a)                                      252,400           13,049
  Oracle Corporation (a)                                       1,135,700           12,266

Computer & Office Equipment (2.6%)
  Cisco Systems, Inc. (a)                                        298,100            3,905
  EMC Corporation (a)                                            593,700            3,645
  Juniper Networks, Inc. (a) (b)                                 414,400            2,818

Educational Services (2.6%)
  Apollo Group, Inc. - Class A (a)                                90,850            3,997
  Career Education Corporation (a)                               165,800            6,632

Electronic Components & Accessories (7.2%)
  Intersil Corporation - Class A (a) (b)                         502,600            7,006
  Marvell Technology Group Ltd. (a) (b)                          190,400            3,591
  Maxim Integrated Products                                      337,100           11,138
  National Semiconductor Corporation (a)                         489,900            7,353

Fabricated Metal Products (1.2%)
  Alliant Techsystems Inc. (a)                                    77,600            4,838

Furniture & Home Furnishings Stores (1.0%)
  Bed Bath & Beyond Inc. (a)                                     120,000            4,144

Health Services (1.1%)
  HCA Inc.                                                       102,400            4,250

Industrial Machinery & Equipment (0.4%)
  Cooper Cameron Corporation (a)                                  35,340            1,761

Instruments & Related Products (1.9%)
  KLA - Tencor Corporation (a) (b)                               214,500            7,587

Insurance (4.4%)
  AFLAC Incorporated                                             136,600            4,114
  Anthem, Inc. (a)                                               150,400            9,460
  UnitedHealth Group Incorporated                                 50,600            4,225

Insurance Agents, Brokers & Service (1.1%)
  Willis Group Holdings Limited (a)                              152,900            4,384

Lumber & Other Building Materials (1.0%)
  Lowe's Companies, Inc.                                         104,060            3,902

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Manufacturing Industries (1.9%)
  International Game Technology (a)                               99,500   $        7,554

Medical Instruments & Supplies (6.4%)
  Boston Scientific Corporation (a)                              240,400           10,223
  St. Jude Medical, Inc. (a)                                      83,060            3,299
  Varian Medical Systems, Inc. (a)                                69,000            3,422
  Zimmer Holdings, Inc. (a)                                      211,300            8,773

Oil & Gas Extraction (0.9%)
  Halliburton Company                                            203,600            3,809

Personal Credit Institutions (1.7%)
  SLM Corporation                                                 66,250            6,881

Pharmaceuticals (26.0%)
  Alcon, Inc. (a)                                                128,700            5,077
  Allergan, Inc.                                                  70,700            4,074
  AmerisourceBergen Corporation                                  159,600            8,668
  Amgen Inc. (a)                                                 304,600           14,724
  Biogen, Inc. (a)                                               250,800           10,048
  Forest Laboratories, Inc. (a)                                  138,000           13,554
  Gilead Sciences, Inc. (a)                                      272,350            9,260
  Johnson & Johnson                                              150,500            8,083
  Merck & Co., Inc.                                              217,100           12,290
  Teva Pharmaceutical Industries Ltd. - ADR (b)                  164,500            6,351
  Wyeth                                                          331,000           12,379

Printing & Publishing (1.3%)
  Tribune Company                                                119,000            5,410

Radio, Television & Computer Stores (1.0%)
  Best Buy Co., Inc. (a) (b)                                     163,300            3,944

Security & Commodity Brokers (0.9%)
  Merrill Lynch & Co., Inc.                                      100,000            3,795

Telecommunications (1.0%)
  Vodafone Group PLC - ADR                                       232,100            4,206

Variety Stores (3.2%)
  Dollar Tree Stores, Inc. (a) (b)                               299,500            7,359
  Wal-Mart Stores, Inc.                                          113,200            5,718
                                                                           --------------

TOTAL COMMON STOCKS (COST: $399,777)                                              383,259
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS (5.2%)
  Investor's Bank & Trust Company (c)
    1.00%, Repurchase Agreement dated 12/31/2002 to be
    repurchased at $20,828 on 01/02/2003                   $      20,826   $       20,826
                                                                           --------------

TOTAL SHORT-TERM OBLIGATIONS (COST: $20,826)                                       20,826
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $420,603)                               $      404,085
                                                                           ==============

SUMMARY:
  Investments, at market value                                    100.2%   $      404,085
  Liabilities in excess of other assets                            -0.2%             (784)
                                                           -------------   --------------
  Net assets                                                      100.0%   $      403,301
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a)     No dividends were paid during the preceding twelve months.

(b)     At December 31, 2002, all or a portion of this security is on loan (see
        Note 1F). The market value at December 31, 2002 of all securities on loan is $27,134. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

(c) At December 31, 2002, repurchase agreements are collateralized by $24,903 Fannie Mae ARM -- 646185 (4.98%, due 07/01/2023) with a market value and accrued interest of $21,868.
DEFINITIONS:
ADR      American Depositary Receipt



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
FEDERATED GROWTH & INCOME
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

CONVERTIBLE BONDS (1.9%)

Electric Services (1.2%)
  Calpine Corporation (b)
    4.00%, due 12/26/2006                                  $       1,160   $          571
  Mirant Corporation (b)
    2.50%, due 06/15/2021                                         10,600            3,882

Fabricated Metal Products (0.7%)
  Tower Automotive, Inc. (b)
    5.00%, due 08/01/2004                                          3,200            2,852
                                                                           --------------

TOTAL CONVERTIBLE BONDS (COST: $11,226)                                             7,305
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS (7.1%)

Computer & Data Processing Services (0.8%)
  Electronic Data Systems Corporation                            145,200   $        3,158

Electric Services (3.1%)
  Dominion Resources, Inc.                                        42,800            2,078
  FPL Group, Inc.                                                 72,000            3,996
  PPL Capital Fund Trust I - PEPS (b)                            190,600            3,478
  TXU Corp.                                                       38,000            1,083
  TXU Corp. (b)                                                   34,500            1,001

Electric, Gas & Sanitary Services (0.7%)
  CMS Energy Corporation                                         127,600            2,188
  NiSource Inc.                                                   18,800              712

Petroleum Refining (0.7%)
  VEC Trust I (b)                                                 95,800            2,778

Pharmaceuticals (0.7%)
  McKesson Corporation                                            58,900            2,857

Primary Metal Industries (1.1%)
  Inco Ltd.                                                       26,700            1,358
  Texas Industries, Inc.                                          86,500            2,746
                                                                           --------------

TOTAL CONVERTIBLE PREFERRED STOCKS (COST: $26,604)                                 27,433
                                                                           --------------

COMMON STOCKS (54.3%)

Agriculture (1.1%)
  Dole Food Company, Inc.                                        126,300            4,115

Communications Equipment (0.3%)
  Harris Corporation                                              42,100            1,107

Construction (0.5%)
  Fluor Corporation                                               69,200            1,938

Drug Stores & Proprietary Stores (1.8%)
  Boots Company PLC (The) - ADR (b)                              359,900            6,838

Electric Services (2.4%)
  CenterPoint Energy, Inc.                                       201,800            1,715
  Iberdrola SA (b)                                               286,700            4,019
  Korea Electric Power Corporation - ADR                         199,200            1,693
  Pinnacle West Capital Corporation (b)                           59,500            2,028

Electric, Gas & Sanitary Services (2.9%)
  Kelda Group PLC                                                498,300            3,402
  NiSource Inc.                                                  113,000            2,260
  Pennon Group PLC                                               217,656            2,257
  Severn Trent PLC                                               306,000            3,420

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Food & Kindred Products (2.3%)
  Bunge Limited                                                  379,100   $        9,121

Food Stores (1.0%)
  Safeway PLC (d)                                              1,162,100            3,788

Holding & Other Investment Offices (21.1%)
  Archstone-Smith Trust                                          110,300            2,596
  Arden Realty, Inc.                                             169,600            3,757
  Avalonbay Communities, Inc.                                     78,700            3,080
  Capital Automotive REIT (b)                                     94,800            2,247
  CarrAmerica Realty Corporation                                 141,100            3,535
  Chateau Communities, Inc. (b)                                   75,300            1,732
  Cousins Properties Incorporated                                 78,800            1,946
  Duke-Weeks Realty Corporation                                   77,000            1,960
  Gables Residential Trust (b)                                   120,000            2,992
  Health Care Property Investors, Inc. (b)                       219,600            8,411
  Healthcare Realty Trust Incorporated                           322,800            9,442
  Heritage Property Investment Trust                              75,600            1,888
  Highwoods Properties, Inc.                                     141,100            3,118
  Kimco Realty Corporation                                        58,700            1,799
  Liberty Property Trust (b)                                      92,700            2,961
  Mack-Cali Realty Corporation                                   106,800            3,236
  Mid-Atlantic Realty Trust                                      181,400            3,156
  Nationwide Health Properties, Inc.                             244,100            3,644
  Pan Pacific Retail Properties, Inc.                             51,400            1,878
  ProLogis Trust (b)                                             199,000            5,005
  Public Storage, Inc.                                           180,100            5,819
  Reckson Associates Realty Corp. (b)                            118,600            2,497
  Regency Centers Corporation                                     79,500            2,576
  Senior Housing Properties Trust (b)                            164,900            1,750
  Universal Health Realty Income Trust                            42,000            1,103

Insurance (0.4%)
  UnumProvident Corporation                                       94,600            1,659

Metal Mining (5.7%)
  Barrick Gold Corporation (b)                                   397,300            6,122
  Lihir Gold Limited - ADR (a)                                   212,500            3,423
  Newcrest Mining Limited                                        528,900            2,145
  Placer Dome, Inc. (b)                                          771,800            8,876
  Sons of Gwalia Limited - ADR                                   219,500            1,537

Oil & Gas Extraction (5.3%)
  Husky Energy Inc. (b)                                          654,300            6,823
  Norsk Hydro ASA - ADR (b)                                      173,200            7,692
  Santos Limited - ADR                                           423,900            5,935

Paper & Allied Products (0.8%)
  Carter Holt Harvey Limited                                   3,327,600            3,048

Paperboard Containers & Boxes (1.1%)
  Mayr-Melnhof Karton AG - ADR                                   238,498            4,411

Petroleum Refining (2.4%)
  Marathon Oil Corporation                                       151,400            3,223
  OMV AG - ADR (b)                                               314,800            6,182

Pharmaceuticals (1.5%)
  Glaxo Wellcome PLC - ADR (b)                                   159,600            5,980

Stone, Clay & Glass Products (0.5%)
  Cemex, SA de CV - ADR                                           83,700            1,800

Telecommunications (1.0%)
  Telestra Corporation Limited - ADR                             319,300            3,985



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
FEDERATED GROWTH & INCOME (continued)
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Tobacco Products (2.2%)
  UST Inc.                                                       257,400   $        8,605
                                                                           --------------

TOTAL COMMON STOCKS (COST: $212,672)                                              211,275
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS (36.6%)
  Investor's Bank & Trust Company (c)
    1.00%, Repurchase Agreement dated 12/31/2002
    to be repurchased at $142,603 on 01/02/2003            $     142,595   $      142,595
                                                                           --------------

TOTAL SHORT-TERM OBLIGATIONS (COST: $142,595)                                     142,595
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $393,097)                               $      388,608
                                                                           ==============

SUMMARY:
  Investments, at market value                                     99.9%   $      388,608
  Other assets in excess of liabilities                             0.1%              512
                                                           -------------   --------------
  Net assets                                                      100.0%   $      389,120
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a)     No dividends were paid during the preceding twelve months.

(b)     At December 31, 2002, all or a portion of this security is on loan (see
        Note 1F). The market value at December 31, 2002 of all securities on loan is $42,093. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

(c) At December 31, 2002, the collateral for the repurchase agreements are as follows:

-----------------------------------------------------------
                                           MARKET VALUE
             COLLATERAL                AND ACCRUED INTEREST
-----------------------------------------------------------
$50,000 Fannie Mae ARM -- 555077
 5.19%, due 11/01/2032                       $ 50,605
$12,527 Fannie Mae ARM -- 555106
 4.89%, due 06/01/2026                         12,196
$37,954 Fannie Mae ARM -- 654444
 5.56%, due 07/01/2032                         33,579
$6,787 Fannie Mae ARM -- 846728
 5.48%, due 08/01/2031                          3,360
$50,000 Fannie Mae Floating Rate
 Note -- Series 2002-93 - Class FD
 1.93%, due 01/25/2033                         49,985
                                             --------
                                             $149,725
                                             ========

(d) Securities valued as determined in good faith in accordance with procedures established by the Fund's Board of Directors.
DEFINITIONS:

ADR      American Depositary Receipt

ARM      Adjustable Rate Mortgage

PEPS     Premium Equity Participating Securities



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
TRANSAMERICA U.S. GOVERNMENT SECURITIES
At December 31, 2002
(all amounts in thousands)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS (52.2%)
  U.S. Treasury Bond (a)
    4.38%, due 08/15/2012                                  $      10,000   $       10,453
  U.S. Treasury Note
    1.88%, due 09/30/2004 (a)                                     12,000           12,084
    2.13%, due 10/31/2004 (a)                                      7,500            7,583
    2.00%, due 11/30/2004                                         57,000           57,472
    3.50%, due 11/15/2006                                         25,000           26,016
    4.38%, due 05/15/2007 (a)                                     20,000           21,477
    3.25%, due 08/15/2007 (a)                                     13,000           13,322
                                                                           --------------

TOTAL U.S. GOVERNMENT OBLIGATIONS (COST: $144,978)                                148,407
                                                                           --------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (29.2%)
  Fannie Mae
    4.75%, due 01/02/2007 (a)                                     10,000           10,608
    4.25%, due 07/15/2007 (a)                                     10,000           10,544
    5.25%, due 08/01/2012                                         10,000           10,442
  Fannie Mae - Conventional Pool
    6.00%, due 10/01/2032                                          4,989            5,164
  Freddie Mac - Gold Pool
    6.00%, due 02/01/2032                                         10,000           10,355
    5.50%, due 09/01/2032                                          4,990            5,094
    6.00%, due 11/01/2032                                          4,983            5,160
  Ginnie Mae - FHA/VA Pool
    5.50%, due 10/15/2032                                          4,987            5,126
    5.50%, due 10/15/2032                                          4,989            5,128
    6.00%, due 10/15/2032                                          4,970            5,181
    6.00%, due 10/15/2032                                          4,989            5,201
    6.00%, due 11/15/2032                                          4,995            5,207
                                                                           --------------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST: $81,901)                           83,210
                                                                           --------------

CORPORATE DEBT SECURITIES (13.7%)

Automotive (3.4%)
  DaimlerChrysler North America Holding Corporation
    8.50%, due 01/18/2031                                          8,000            9,845

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

Business Credit Institutions (1.7%)
  Ford Motor Credit Company (a)
    7.25%, due 10/25/2011                                  $       5,000   $        4,858

Business Services (1.2%)
  Clear Channel Communications, Inc.
    7.88%, due 06/15/2005                                          3,000            3,284

Communication (1.8%)
  TCI Communications, Inc.
    6.38%, due 05/01/2003                                          5,000            5,000

Communications Equipment (0.1%)
  Motorola, Inc.
    5.22%, due 10/01/2097                                            564              378

Electric Services (1.7%)
  FirstEnergy Corp.
    7.38%, due 11/15/2031                                          5,000            4,847

Gas Production & Distribution (0.2%)
  El Paso Corporation
    7.75%, due 01/15/2032                                          1,000              620

Motion Pictures (1.8%)
  AOL Time Warner Inc.
    7.63%, due 04/15/2031                                          5,000            5,139

Personal Credit Institutions (1.8%)
  General Motors Acceptance Corporation (a)
    7.00%, due 02/01/2012                                          5,000            5,021
                                                                           --------------

TOTAL CORPORATE DEBT SECURITIES (COST: $37,603)                                    38,992
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $264,482)                               $      270,609
                                                                           ==============

SUMMARY:
  Investments, at market value                                     95.1%   $      270,609
  Other assets in excess of liabilities                             4.9%           13,960
                                                           -------------   --------------
  Net assets                                                      100.0%   $      284,569
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a)     At December 31, 2002, all or a portion of this security is on loan (see
        Note 1F). The market value at December 31, 2002 of all securities on loan is $76,886. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
T. ROWE PRICE EQUITY INCOME
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS (0.3%)

Automotive (0.1%)
  Ford Motor Company Capital Trust II                             16,000   $          642

Communications Equipment (0.2%)
  Lucent Technologies Inc.                                        18,100              891
  Lucent Technologies Inc. - 144A (c)                              1,550               76
                                                                           --------------

TOTAL CONVERTIBLE PREFERRED STOCKS (COST: $2,290)                                   1,609
                                                                           --------------

COMMON STOCKS (95.8%)

Aerospace (0.5%)
  Lockheed Martin Corporation                                     43,000            2,483

Amusement & Recreation Services (1.2%)
  Disney (Walt) Company (The)                                    370,300            6,040

Automotive (2.0%)
  Ford Motor Company (b)                                         184,000            1,711
  Honeywell International Inc.                                   360,300            8,647

Beverages (0.9%)
  Brown-Forman Corporation - Class B                              69,000            4,510

Business Services (0.9%)
  D&B (a)                                                         67,850            2,340
  Moody's Corporation                                             50,900            2,102

Chemicals & Allied Products (4.7%)
  Clorox Company (The)                                            91,800            3,787
  Dow Chemical Company (The)                                     190,700            5,664
  du Pont (E.I.) de Nemours and Company                          150,500            6,381
  Great Lakes Chemical Corporation (b)                            99,900            2,386
  Hercules Incorporated (a)                                      239,900            2,111
  International Flavors & Fragrances Inc.                        118,000            4,142

Commercial Banks (7.5%)
  Bank of America Corporation                                     79,200            5,510
  Bank One Corporation                                           215,582            7,880
  Citigroup Inc.                                                 124,597            4,385
  FleetBoston Financial Corporation                              252,058            6,125
  Mercantile Bankshares Corporation                               90,100            3,477
  Morgan Chase & Co. (J.P.)                                      177,130            4,251
  National City Corporation                                      111,100            3,035
  Northern Trust Corporation                                      31,000            1,087
  Wells Fargo & Company                                           78,030            3,657

Communication (0.9%)
  Comcast Corporation - Class A (a)                              200,019            4,714

Communications Equipment (1.7%)
  Lucent Technologies Inc. (a) (b)                               552,500              696
  Motorola, Inc.                                                 322,000            2,785
  Rockwell Collins, Inc.                                         231,100            5,375

Computer & Data Processing Services (0.7%)
  Microsoft Corporation (a)                                       72,600            3,753

Computer & Office Equipment (1.8%)
  Cisco Systems, Inc. (a)                                        163,100            2,137
  Hewlett-Packard Company                                        368,038            6,389
  Xerox Corporation (a) (b)                                       92,600              745

Department Stores (0.9%)
  J.C. Penney Company, Inc. (b)                                   56,100            1,291
  May Department Stores Company (The)                            148,050            3,402

Electric Services (3.3%)
  Constellation Energy Group, Inc. (b)                           208,900            5,812
  Duke Energy Corporation                                        225,900            4,414
  FirstEnergy Corp.                                               95,450            3,147
  TXU Corp. (b)                                                  191,900            3,585

Electric, Gas & Sanitary Services (1.4%)
  Exelon Corporation                                              53,962            2,848
  NiSource Inc.                                                  234,100            4,682

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Electronic & Other Electric Equipment (4.7%)
  Cooper Industries, Inc. - Class A                              187,807   $        6,846
  Eaton Corporation                                               37,700            2,945
  Emerson Electric Co.                                            51,100            2,598
  General Electric Company                                       342,300            8,335
  Hubbell Incorporated - Class B                                 107,000            3,760

Electronic Components & Accessories (0.9%)
  Agere Systems Inc. (a)                                         233,465              336
  Agere Systems Inc. - Class B (a)                                75,241              105
  Texas Instruments Incorporated                                 146,100            2,193
  Tyco International Ltd.                                        114,700            1,959

Environmental Services (1.1%)
  Waste Management, Inc.                                         240,862            5,521

Fabricated Metal Products (1.8%)
  Fortune Brands, Inc.                                           106,300            4,944
  Gillette Company (The)                                         154,000            4,675

Food & Kindred Products (2.9%)
  Campbell Soup Company                                          191,300            4,490
  General Mills, Inc.                                             95,600            4,488
  Hershey Foods Corporation                                       42,100            2,839
  Kellogg Company                                                 54,300            1,861
  McCormick & Company, Incorporated                               58,800            1,364

Gas Production & Distribution (0.3%)
  El Paso Corporation (b)                                        223,100            1,553

Holding & Other Investment Offices (0.8%)
  Simon Property Group, Inc.                                     120,932            4,120

Hotels & Other Lodging Places (1.7%)
  Hilton Hotels Corporation                                      301,800            3,836
  Starwood Hotels & Resorts Worldwide, Inc.                      200,126            4,751

Industrial Machinery & Equipment (1.6%)
  Baker Hughes Incorporated                                       60,300            1,941
  Black & Decker Corporation (The)                                55,400            2,376
  Pall Corporation                                               252,200            4,207

Instruments & Related Products (2.3%)
  Eastman Kodak Company (b)                                      171,300            6,002
  Raytheon Company                                                95,900            2,949
  Rockwell International Corporation                             147,400            3,053

Insurance (5.6%)
  American International Group, Inc.                              68,983            3,991
  Aon Corporation                                                 93,000            1,757
  Chubb Corporation                                               85,300            4,453
  CIGNA Corporation                                              111,100            4,568
  SAFECO Corporation                                             197,800            6,858
  St. Paul Companies, Inc. (The)                                  96,074            3,271
  UnumProvident Corporation                                      251,900            4,418

Life Insurance (0.9%)
  Lincoln National Corporation                                    91,200            2,880
  Prudential Financial, Inc.                                      60,400            1,917

Lumber & Other Building Materials (0.6%)
  Home Depot, Inc. (The)                                         129,800            3,110

Manufacturing Industries (0.6%)
  Hasbro Inc.                                                    267,500            3,090

Medical Instruments & Supplies (1.0%)
  Baxter International Inc. (b)                                   75,400            2,111
  Becton, Dickinson and Company                                   92,900            2,851

Motion Pictures (1.2%)
  AOL Time Warner Inc. (a)                                       464,100            6,080

Motor Vehicles, Parts & Supplies (0.7%)
  Genuine Parts Company                                          122,050            3,759

Oil & Gas Extraction (1.0%)
  Unocal Corporation (b)                                         163,300            4,994



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
T. ROWE PRICE EQUITY INCOME (continued)
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Paper & Allied Products (3.3%)
  3M Company                                                      28,800   $        3,551
  International Paper Company                                    209,693            7,333
  Kimberly-Clark Corporation                                     107,000            5,079
  MeadWestvaco Corporation                                        52,300            1,292

Petroleum Refining (8.5%)
  Amerada Hess Corporation                                       107,100            5,896
  BP PLC - ADR                                                   150,474            6,117
  ChevronTexaco Corporation                                      157,122           10,445
  Exxon Mobil Corporation                                        364,022           12,719
  Marathon Oil Corporation                                        94,000            2,001
  Royal Dutch Petroleum Company -
    NY Registered Shares                                         166,900            7,347

Pharmaceuticals (7.5%)
  Abbott Laboratories                                             78,400            3,136
  Bristol-Myers Squibb Co.                                       339,600            7,862
  Merck & Co., Inc.                                              249,300           14,113
  Schering-Plough Corporation                                    334,400            7,424
  Wyeth                                                          183,300            6,855

Printing & Publishing (3.5%)
  Donnelley (R.R.) & Sons Company                                102,000            2,221
  Dow Jones & Company, Inc. (b)                                  159,500            6,895
  Knight-Ridder, Inc.                                            105,800            6,692
  Reader's Digest Association, Inc. (The) - Class A              158,100            2,387

Railroads (2.4%)
  Norfolk Southern Corporation                                   224,400            4,486
  Union Pacific Corporation                                      136,200            8,154

Real Estate (0.2%)
  Rouse Company (The)                                             27,600              875

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Restaurants (0.9%)
  McDonald's Corporation                                         277,400   $        4,461

Retail Trade (0.5%)
  Toys "R" Us, Inc. (a) (b)                                      271,200            2,712

Security & Commodity Brokers (1.2%)
  American Express Company                                       173,400            6,130

Telecommunications (7.3%)
  ALLTEL Corporation                                             126,600            6,457
  AT&T Corp.                                                     123,110            3,214
  Qwest Communications International Inc. (a)                  1,044,400            5,222
  SBC Communications Inc.                                        264,374            7,167
  Sprint Corporation (FON Group)                                 293,700            4,253
  Verizon Communications, Inc.                                   306,094           11,861

Tobacco Products (1.5%)
  Philip Morris Companies Inc.                                    70,100            2,841
  UST Inc.                                                       148,700            4,971

U.S. Government Agencies (0.9%)
  Fannie Mae                                                      73,300            4,715
                                                                           --------------

TOTAL COMMON STOCKS (COST: $540,969)                                              498,525
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $543,259)                               $      500,134
                                                                           ==============

SUMMARY:
  Investments, at market value                                     96.1%   $      500,134
  Other assets in excess of liabilities                             3.9%           20,070
                                                           -------------   --------------
  Net assets                                                      100.0%   $      520,204
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a)     No dividends were paid during the preceding twelve months.

(b)     At December 31, 2002, all or a portion of this security is on loan (see
        Note 1F). The market value at December 31, 2002 of all securities on loan is $25,619. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

(c) Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.
DEFINITIONS:

ADR      American Depositary Receipt



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
T. ROWE PRICE GROWTH STOCK
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

PREFERRED STOCKS (0.3%)

Beer, Wine & Distilled Beverages (0.3%)
  Companhia de Bebidas das Americas                            4,033,000   $          616
                                                                           --------------

TOTAL PREFERRED STOCKS (COST: $728)                                                   616
                                                                           --------------

COMMON STOCKS (96.8%)

Amusement & Recreation Services (1.1%)
  Disney (Walt) Company (The)                                     81,900            1,336
  MGM MIRAGE (a)                                                  32,300            1,065

Apparel & Accessory Stores (0.6%)
  Inditex, SA                                                     56,000            1,324

Automotive (1.0%)
  Harley-Davidson, Inc.                                           37,300            1,723
  Honeywell International Inc.                                    25,200              605

Beverages (1.9%)
  Anheuser-Busch Companies, Inc.                                  36,100            1,747
  Coca-Cola Company (The)                                         29,600            1,297
  PepsiCo, Inc.                                                   27,400            1,157

Business Services (6.1%)
  Accenture Ltd. (a)                                              68,500            1,232
  Clear Channel Communications, Inc. (a)                          60,500            2,256
  First Data Corporation                                         187,200            6,629
  Omnicom Group, Inc.                                             29,000            1,873
  Securitas AB - Class B                                         136,400            1,628

Chemicals & Allied Products (0.9%)
  Pharmacia Corporation                                           46,461            1,942

Commercial Banks (7.8%)
  Citigroup Inc.                                                 251,808            8,861
  Concord EFS, Inc. (a)                                           95,000            1,495
  Fifth Third Bancorp                                              8,100              474
  Northern Trust Corporation                                      30,600            1,073
  State Street Corporation                                        55,500            2,165
  U.S. Bancorp                                                   114,900            2,438
  Wells Fargo & Company                                           20,300              951

Communication (5.0%)
  Comcast Corporation - Special Class A (a) (b)                  127,800            2,887
  Echostar Communications Corporation - Class A (a) (b)           82,700            1,841
  Liberty Media Corporation - Class A (a)                        342,356            3,061
  Viacom, Inc. - Class B (a)                                      84,070            3,427

Communications Equipment (0.5%)
  Nokia Oyj - ADR                                                 20,300              315
  QUALCOMM Incorporated (a)                                       24,400              888

Computer & Data Processing Services (7.8%)
  Adobe Systems Incorporated                                      34,600              862
  Affiliated Computer Services, Inc. - Class A (a)                84,100            4,428
  Automatic Data Processing, Inc.                                 21,700              852
  Fiserv, Inc. (a)                                                53,500            1,816
  Microsoft Corporation (a)                                      122,500            6,333
  SunGard Data Systems Inc. (a)                                   48,100            1,133
  VERITAS Software Corporation (a)                                28,800              450
  Yahoo! Inc. (a)                                                 89,900            1,470

Computer & Office Equipment (2.2%)
  Cisco Systems, Inc. (a)                                        231,300            3,030
  Dell Computer Corporation (a)                                   73,300            1,960

Department Stores (0.7%)
  Kohl's Corporation (a)                                          25,900            1,449

Drug Stores & Proprietary Stores (0.7%)
  Walgreen Co.                                                    51,700            1,509

Educational Services (1.0%)
  Apollo Group, Inc. - Class A (a)                                51,000            2,244

Electronic & Other Electric Equipment (2.2%)
  General Electric Company                                       150,000            3,654
  Samsung Electronics Co., Ltd.                                    4,900            1,298

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Electronic Components & Accessories (2.7%)
  Analog Devices, Inc. (a)                                        56,100   $        1,339
  Flextronics International Ltd. (a)                              53,700              440
  Intel Corporation                                               30,400              473
  Maxim Integrated Products                                       27,700              915
  Tyco International Ltd.                                        171,644            2,932

Food & Kindred Products (1.8%)
  General Mills, Inc. (b)                                         47,600            2,235
  Unilever PLC                                                   176,400            1,679

Food Stores (0.3%)
  Koninklijke Ahold NV                                            37,900              482
  Safeway Inc. (a)                                                10,500              245

Health Services (1.3%)
  HCA Inc.                                                        68,300            2,834

Holding & Other Investment Offices (0.4%)
  Hutchison Whampoa Limited                                      125,010              782

Industrial Machinery & Equipment (1.3%)
  Baker Hughes Incorporated                                       64,000            2,060
  Deere & Company                                                 19,600              899

Instruments & Related Products (1.1%)
  Danaher Corporation (b)                                         28,100            1,846
  Waters Corporation (a)                                          30,300              660

Insurance (9.3%)
  ACE Limited                                                     45,700            1,341
  American International Group, Inc.                              82,500            4,773
  Berkshire Hathaway Inc. - Class A (a)                               15            1,091
  Progressive Corporation (The)                                   12,200              605
  Travelers Property Casualty Corp. - Class A (a)                111,266            1,630
  UnitedHealth Group Incorporated                                 84,800            7,081
  WellPoint Health Networks Inc. (a)                              41,400            2,946
  XL Capital Ltd. - Class A                                       17,700            1,367

Insurance Agents, Brokers & Service (1.4%)
  Hartford Financial Services Group, Inc. (The)                   41,000            1,863
  Marsh & McLennan Companies, Inc.                                29,200            1,349

Lumber & Other Building Materials (1.5%)
  Home Depot, Inc. (The)                                         139,200            3,335

Management Services (0.3%)
  Paychex, Inc.                                                   23,000              642

Medical Instruments & Supplies (1.2%)
  Baxter International Inc. (b)                                   64,000            1,792
  Biomet, Incorporated                                            27,800              797

Motion Pictures (0.7%)
  AOL Time Warner Inc. (a)                                       120,600            1,580

Oil & Gas Extraction (0.6%)
  Schlumberger Limited                                            33,700            1,418

Personal Credit Institutions (0.7%)
  SLM Corporation                                                 14,900            1,548

Personal Services (0.9%)
  Cendant Corp. (a)                                              182,300            1,911

Petroleum Refining (2.1%)
  ChevronTexaco Corporation                                       25,800            1,715
  Exxon Mobil Corporation                                         82,490            2,882

Pharmaceuticals (11.7%)
  Abbott Laboratories                                             51,600            2,064
  AmerisourceBergen Corporation                                   15,900              864
  Amgen Inc. (a)                                                  48,000            2,320
  Biovail Corporation (a) (b)                                     33,400              882
  Cardinal Health, Inc. (b)                                       35,300            2,089
  Forest Laboratories, Inc. (a)                                    6,900              678
  Gilead Sciences, Inc. (a)                                       17,700              602
  Johnson & Johnson                                               74,200            3,985
  Medimmune, Inc. (a)                                             58,500            1,589
  Pfizer Inc. (b)                                                227,350            6,950
  Sanofi-Synthelabo                                               30,600            1,872
  Wyeth                                                           58,800            2,199


The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
T. ROWE PRICE GROWTH STOCK (continued)
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Radio & Television Broadcasting (1.9%)
  Univision Communications Inc. - Class A (a) (b)                 96,300   $        2,359
  USA Interactive (a) (b)                                         82,900            1,895

Radio, Television & Computer Stores (0.5%)
  Best Buy Co., Inc. (a)                                          48,000            1,159

Restaurants (1.2%)
  Compass Group PLC                                              311,900            1,657
  Starbucks Corporation (a)                                       47,300              964

Security & Commodity Brokers (1.5%)
  Merrill Lynch & Co., Inc.                                       63,300            2,402
  Morgan Stanley Dean Witter & Co.                                26,200            1,046

Telecommunications (2.6%)
  Nextel Communications, Inc. - Class A (a)                       71,700              828
  NTT DoCoMo, Inc.                                                   298              550
  Vodafone Group PLC                                           1,971,504            3,595
  Vodafone Group PLC - ADR (b)                                    42,100              763

Tobacco Products (0.7%)
  Philip Morris Companies Inc.                                    37,400            1,516

Trucking & Warehousing (0.4%)
  United Parcel Service, Inc. - Class B (b)                       14,400              908

U.S. Government Agencies (4.2%)
  Fannie Mae                                                      31,500            2,026
  Freddie Mac                                                    123,900            7,316

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Variety Stores (3.4%)
  Target Corporation                                             135,400   $        4,062
  Wal-Mart de Mexico SA de CV - ADR (b)                           35,400              786
  Wal-Mart de Mexico SA de CV - Series V                         223,800              509
  Wal-Mart Stores, Inc.                                           44,300            2,238

Water Transportation (0.7%)
  Carnival Corporation (b)                                        63,300            1,579

Wholesale Trade Nondurable Goods (0.9%)
  SYSCO Corporation                                               63,800            1,901
                                                                           --------------

TOTAL COMMON STOCKS (COST: $234,972)                                              215,818
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $235,700)                               $      216,434
                                                                           ==============

SUMMARY:
  Investments, at market value                                     97.1%   $      216,434
  Other assets in excess of liabilities                             2.9%            6,478
                                                           -------------   --------------
  Net assets                                                      100.0%   $      222,912
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a)     No dividends were paid during the preceding twelve months.

(b)     At December 31, 2002, all or a portion of this security is on loan (see
        Note 1F). The market value at December 31, 2002 of all securities on loan is $20,256. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.
DEFINITIONS:

ADR      American Depositary Receipt


The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
TRANSAMERICA VALUE BALANCED
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS (8.4%)
  U.S. Treasury Bond (b) (f)
    5.38%, due 02/15/2031                                  $       4,000   $        4,361
  U.S. Treasury Note (b) (f)
    3.00%, due 11/15/2007                                         10,000           10,120
    4.00%, due 11/15/2012                                          6,100            6,186
                                                                           --------------

TOTAL U.S. GOVERNMENT OBLIGATIONS (COST: $20,183)                                  20,667
                                                                           --------------

CORPORATE DEBT SECURITIES (32.2%)

Amusement & Recreation Services (2.1%)
  Disney (Walt) Company (The)
    4.88%, due 07/02/2004                                          2,000            2,058
    5.62%, due 12/01/2008                                          1,000            1,048
  MGM MIRAGE
    6.75%, due 08/01/2007                                          2,000            2,029

Automotive (0.4%)
  General Motors Corporation
    7.70%, due 04/15/2016                                          1,000            1,027

Beverages (0.8%)
  Diageo Capital PLC
    3.50%, due 11/19/2007                                          2,000            2,010

Business Credit Institutions (4.8%)
  Boeing Capital Corporation (b)
    6.50%, due 02/15/2012                                          2,000            2,132
  CIT Group, Inc. (The)
    7.75%, due 04/02/2012                                          2,000            2,246
  Ford Motor Credit Company
    7.88%, due 06/15/2010                                          1,000            1,006
  National Rural Utilities Cooperative Finance
    Corporation
    5.75%, due 11/01/2008                                            500              548
    8.00%, due 03/01/2032                                          3,000            3,621
  Textron Financial Corporation
    5.65%, due 03/26/2004                                          2,250            2,331

Business Services (0.8%)
  International Lease Finance Corporation (b)
    5.63%, due 06/01/2007                                          2,000            2,094

Chemicals & Allied Products (1.2%)
  Dow Chemical Company (The)
    5.25%, due 05/14/2004                                          3,000            3,091

Commercial Banks (2.0%)
  Abbey National PLC
    7.35%, due 10/29/2049                                          2,000            2,195
  Bank of America Corporation
    6.63%, due 10/15/2007                                          2,000            2,271
  Wells Fargo & Company
    6.25%, due 04/15/2008                                            530              597

Communication (0.2%)
  Echostar DBS Corporation
    9.38%, due 02/01/2009                                            500              529

Computer & Office Equipment (1.7%)
  Hewlett-Packard Company
    5.50%, due 07/01/2007                                          2,000            2,145
  International Business Machines Corporation
    5.88%, due 11/29/2032                                          2,000            1,979

Electric Services (1.6%)
  FirstEnergy Corp
    6.45%, due 11/15/2011                                          2,000            1,990
  Oncor Electric Delivery Company - 144A (c)
    7.00%, due 09/01/2022                                          1,988            1,854

Food & Kindred Products (0.5%)
  Sara Lee Corporation
    6.95%, due 10/09/2006                                          1,000            1,127

Health Services (0.9%)
  HCA Inc
    7.13%, due 06/01/2006                                          2,000            2,119

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

Holding & Other Investment Offices (1.7%)
  Duke Realty Corporation
    7.30%, due 06/30/2003                                  $       2,000   $        2,047
  EOP Operating LP
    6.63%, due 02/15/2005                                          2,000            2,120

Insurance (0.8%)
  St. Paul Companies, Inc. (The)
    5.75%, due 03/15/2007                                          2,000            2,100

Mortgage Bankers & Brokers (0.8%)
  Countrywide Home Loans, Inc.
    5.25%, due 06/15/2004                                          2,000            2,080

Motion Pictures (0.9%)
  AOL Time Warner Inc
    9.13%, due 01/15/2013                                          2,000            2,310

Oil & Gas Extraction (1.0%)
  Pemex Finance Ltd.
    8.23%, due 02/15/2011                                          2,000            2,361

Paper & Allied Products (0.9%)
  Abitibi-Consolidated Inc
    8.85%, due 08/01/2030                                          2,000            2,151

Personal Credit Institutions (2.2%)
  General Electric Capital Corporation (b)
    4.25%, due 01/15/2008                                          2,000            2,051
  General Motors Acceptance Corporation
    6.75%, due 01/15/2006                                          2,000            2,071
  Household Finance Corporation
    6.00%, due 05/01/2004                                            150              155
    6.75%, due 05/15/2011                                          1,000            1,066

Printing & Publishing (0.8%)
  News Corporation Limited (The)
    7.75%, due 12/01/2045                                          2,000            1,966

Radio & Television Broadcasting (0.8%)
  USA Interactive - 144A (c)
    7.00%, due 01/15/2013                                          2,000            2,068

Restaurants (0.4%)
  YUM! Brands, Inc
    7.70%, due 07/01/2012                                          1,000            1,040

Security & Commodity Brokers (2.0%)
  Bear Stearns Companies Inc. (The)
    5.70%, due 11/15/2014                                          2,500            2,557
  Goldman Sachs Group, Inc. (The)
    6.60%, due 01/15/2012                                          1,000            1,105
  Lehman Brothers Holdings Inc
    7.88%, due 08/15/2010                                          1,000            1,183

Telecommunications (2.9%)
  AT&T Corp. (e)
    8.50%, due 11/15/2031                                          2,000            2,204
  BellSouth Capital Funding Corporation
    7.75%, due 02/15/2010                                          1,500            1,776
  Sprint Capital Corporation
    5.88%, due 05/01/2004                                          2,000            1,980
  Verizon Global Funding Corp.
    7.25%, due 12/01/2010                                          1,000            1,137
                                                                           --------------

TOTAL CORPORATE DEBT SECURITIES (COST: $76,269)                                    79,575
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (54.9%)

Air Transportation (0.9%)
  FedEx Corporation (b) (f)                                       40,000   $        2,169

Amusement & Recreation Services (1.9%)
  Disney (Walt) Company (The)                                    286,100            4,666

Chemicals & Allied Products (2.3%)
  du Pont (E.I.) de Nemours and Company                          132,580            5,621



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
TRANSAMERICA VALUE BALANCED (continued)
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Commercial Banks (7.2%)
  Bank of America Corporation (b) (f)                             40,000   $        2,783
  BB&T Corporation (b)                                            46,000            1,702
  FleetBoston Financial Corporation                              388,840            9,449
  Morgan Chase & Co. (J.P.)                                       70,000            1,680
  Wells Fargo & Company                                           45,000            2,109

Communication (2.6%)
  Cox Communications, Inc. - Class A (a) (f)                     223,190            6,339

Electronic & Other Electric Equipment (0.8%)
  Cooper Industries, Inc. - Class A                               57,500            2,096

Electronic Components & Accessories (1.1%)
  Intel Corporation (f)                                          180,000            2,803

Gas Production & Distribution (0.5%)
  KeySpan Corporation (f)                                         32,000            1,128

Holding & Other Investment Offices (0.4%)
  Host Marriott Corporation (a) (b) (f)                          100,000              885

Insurance (2.9%)
  American International Group, Inc (f)                           35,075            2,029
  St. Paul Companies, Inc. (The) (f)                             152,740            5,201
  Travelers Property Casualty Corp. - Class A (a)                    507                7
  Travelers Property Casualty Corp. - Class B (a)                  1,089               16

Life Insurance (2.7%)
  John Hancock Financial Services, Inc. (f)                      162,260            4,527
  Lincoln National Corporation                                    70,100            2,214

Lumber & Wood Products (0.7%)
  Louisiana-Pacific Corporation (a)                              210,000            1,693

Motion Pictures (0.2%)
  AOL Time Warner Inc. (a)                                        40,000              524

Oil & Gas Extraction (1.4%)
  Apache Corporation                                              17,400              992
  Diamond Offshore Drilling, Inc. (f)                             83,000            1,814
  Occidental Petroleum Corporation (f)                            24,000              683

Petroleum Refining (1.2%)
  ChevronTexaco Corporation (f)                                   19,000            1,263
  Exxon Mobil Corporation                                         47,000            1,642

Pharmaceuticals (7.3%)
  Bristol-Myers Squibb Co.                                       189,800            4,394
  Merck & Co., Inc. (f)                                          135,810            7,688
  Schering-Plough Corporation                                    279,920            6,214

Savings Institutions (4.6%)
  Washington Mutual, Inc.                                        331,000           11,429

Security & Commodity Brokers (3.8%)
  Alliance Capital Management Holding L.P. (b)                    62,400            1,934
  Raymond James Financial, Inc.                                  145,350            4,299
  T. Rowe Price Group, Inc.                                      115,000            3,137

Telecommunications (7.2%)
  ALLTEL Corporation (f)                                          96,100            4,901
  Sprint Corporation (FON Group)                                 541,080            7,835
  Verizon Communications, Inc. (f)                               138,000            5,348

Tobacco Products (2.0%)
  Philip Morris Companies Inc. (f)                               125,000            5,066

U.S. Government Agencies (3.2%)
  Fannie Mae                                                     122,200            7,861
                                                                           --------------

TOTAL COMMON STOCKS (COST: $160,204)                                              136,141
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $256,656)                               $      236,383
                                                                           ==============
------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                             CONTRACTS          VALUE
------------------------------------------------------------------------------------------

WRITTEN OPTIONS (-2.5%)

Covered Call Options (-0.2%)
  ALLTEL Corporation
    Call Strike $60.00,
    Expires 04/19/2003                                               350   $          (19)
  American International Group, Inc.
    Call Strike $70.00,
    Expires 01/18/2003                                               350               (2)
  Bank of America Corporation
    Call Strike $75.00,
    Expires 05/17/2003                                                35               (9)
  Bank of America Corporation
    Call Strike $80.00,
    Expires 05/17/2003                                                25               (3)
  ChevronTexaco Corporation
    Call Strike $80.00,
    Expires 03/22/2003                                               120               (1)
  Cox Communications Inc - Class A
    Call Strike $40.00,
    Expires 01/17/2004                                               400              (96)
  Diamond Offshore Drilling, Inc.
    Call Strike $22.50,
    Expires 03/22/2003                                               250              (37)
  Diamond Offshore Drilling, Inc.
    Call Strike $25.00,
    Expires 06/21/2003                                               250              (34)
  FedEx Corporation
    Call Strike $60.00,
    Expires 01/18/2003                                               250               (3)
  FedEx Corporation
    Call Strike $60.00,
    Expires 01/17/2004                                               150              (74)
  Host Marriott Corporation
    Call Strike $12.50,
    Expires 01/18/2003                                             1,030               (5)
  Intel Corporation
    Call Strike $27.50,
    Expires 04/19/2003                                               325               (3)
  Intel Corporation
    Call Strike $20.00,
    Expires 07/19/2003                                               500              (55)
  Intel Corporation
    Call Strike $30.00,
    Expires 01/17/2004                                               325              (18)
  John Hancock Financial Services, Inc.
    Call Strike $40.00,
    Expires 01/17/2004                                               350              (23)
  KeySpan Corporation
    Call Strike $40.00,
    Expires 02/22/2003                                                15               (d)
  Merck & Co., Inc.
    Call Strike $75.00,
    Expires 01/17/2004                                               350              (38)
  Occidental Petroleum Corporation
    Call Strike $30.00,
    Expires 05/17/2003                                               240              (29)
  Philip Morris Companies Inc.
    Call Strike $55.00,
    Expires 03/22/2003                                               600               (3)
  St. Paul Companies, Inc. (The)
    Call Strike $40.00,
    Expires 04/19/2003                                               127               (7)
  Verizon Communications, Inc.
    Call Strike $50.00,
    Expires 01/17/2004                                               380              (65)

Put Options (-2.3%)
  Alliance Capital Management Holding L.P.
    Puts Strike $35.00,
    Expires 01/18/2003                                               700             (291)



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
TRANSAMERICA VALUE BALANCED (continued)
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                             CONTRACTS          VALUE
------------------------------------------------------------------------------------------
Put Options (continued)
  ALLTEL Corporation
    Puts Strike $40.00,
    Expires 01/17/2004                                               650   $         (192)
  AOL Time Warner Inc.
    Puts Strike $10.00,
    Expires 01/18/2003                                               600               (5)
  Bristol-Myers Squibb Co.
    Puts Strike $45.00,
    Expires 01/18/2003                                               402             (877)
  Disney (Walt) Company (The)
    Puts Strike $17.50,
    Expires 01/18/2003                                             1,200             (162)
  Disney (Walt) Company (The)
    Puts Strike $15.00,
    Expires 01/17/2004                                             1,000             (210)
  Fannie Mae
    Puts Strike $75.00,
    Expires 01/18/2003                                               478             (509)
  Fannie Mae
    Puts Strike $70.00,
    Expires 01/17/2004                                               500             (579)
  Fannie Mae
    Puts Strike $60.00,
    Expires 01/22/2005                                               250             (245)
  FleetBoston Financial Corporation
    Puts Strike $20.00,
    Expires 01/17/2004                                             1,100             (256)
  Heinz (H.J.) Company
    Puts Strike $40.00,
    Expires 01/17/2004                                               800             (492)
  Intel Corporation
    Puts Strike $20.00,
    Expires 01/18/2003                                             1,000             (445)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                             CONTRACTS          VALUE
------------------------------------------------------------------------------------------
Put Options (continued)
  Lincoln National Corporation
    Puts Strike $40.00,
    Expires 01/18/2003                                               299   $         (262)
  Microsoft Corporation
    Puts Strike $45.00,
    Expires 01/18/2003                                               600              (14)
  Philip Morris Companies Inc.
    Puts Strike $30.00,
    Expires 01/22/2005                                               900             (369)
  Schering-Plough Corporation
    Puts Strike $20.00,
    Expires 01/17/2004                                               650             (146)
  Sprint Corporation (FON Group)
    Puts Strike $15.00,
    Expires 01/17/2004                                             1,300             (532)
  Verizon Communications, Inc.
    Puts Strike $40.00,
    Expires 01/18/2003                                               400              (85)
                                                                           --------------

TOTAL WRITTEN OPTIONS (PREMIUM: $4,752)                                            (6,195)
                                                                           --------------

SUMMARY:
  Investments, at market value                                     95.5%   $      236,383
  Written options                                                  -2.5%           (6,195)
  Other assets in excess of liabilities                             7.0%           17,271
                                                           -------------   --------------
  Net assets                                                      100.0%   $      247,459
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a)     No dividends were paid during the preceding twelve months.

(b)     At December 31, 2002, all or a portion of this security is on loan (see
        Note 1F). The market value at December 31, 2002 of all securities on loan is $36,338. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

(c) Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

(d)     Market value is less than $1.

(e)     Floating or variable rate note. Rate is listed as of December 31, 2002.

(f) At December 31, 2002, all or a portion of this security is segregated with the custodian to cover margin requirements for open option contracts. The market value of all securities segregated at December 31, 2002 is $47,434.



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
PBHG/NWQ VALUE SELECT
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (94.8%)

Business Credit Institutions (1.5%)
  CIT Group, Inc. (The) (b)                                      180,000   $        3,528

Business Services (2.2%)
  Interpublic Group of Companies, Inc. (The)                     381,300            5,369

Commercial Banks (5.6%)
  Citigroup Inc.                                                 160,000            5,630
  FleetBoston Financial Corporation                              175,000            4,253
  Morgan Chase & Co. (J.P.)                                      154,500            3,708

Communication (2.7%)
  Liberty Media Corporation - Class A (a)                        728,000            6,508

Computer & Data Processing Services (4.2%)
  Computer Associates International, Inc.                        435,000            5,873
  Microsoft Corporation (a)                                       82,000            4,239

Computer & Office Equipment (1.3%)
  Hewlett-Packard Company                                        177,100            3,074

Electric Services (2.3%)
  Duke Energy Corporation                                        285,000            5,569

Electronic Components & Accessories (1.7%)
  Agere Systems Inc. (a)                                       1,100,000            1,584
  Agere Systems Inc. - Class B (a)                             1,800,000            2,520

Food & Kindred Products (4.3%)
  ConAgra Foods, Inc. (b)                                        208,000            5,202
  Heinz (H.J.) Company                                           157,700            5,184

Gas Production & Distribution (2.1%)
  El Paso Corporation (b)                                        726,900            5,059

Health Services (1.7%)
  HCA Inc.                                                       100,000            4,150

Instruments & Related Products (6.7%)
  Agilent Technologies, Inc. (a)                                 225,000            4,041
  Raytheon Company                                               395,400           12,159

Insurance (6.0%)
  Aetna Inc.                                                     151,100            6,213
  Aon Corporation                                                270,000            5,100
  MGIC Investment Corporation                                     80,000            3,304

Insurance Agents, Brokers & Service (1.6%)
  Hartford Financial Services Group, Inc. (The)                   86,500            3,930

Life Insurance (2.3%)
  Prudential Financial, Inc.                                     175,000            5,555

Lumber & Other Building Materials (2.2%)
  Home Depot, Inc. (The)                                         221,000            5,295

Metal Mining (2.1%)
  Barrick Gold Corporation (b)                                   325,000            5,008

Mortgage Bankers & Brokers (1.9%)
  Countrywide Credit Industries, Inc.                             90,000            4,649

Motion Pictures (2.1%)
  AOL Time Warner Inc. (a)                                       388,000            5,083

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Oil & Gas Extraction (6.2%)
  ConocoPhillips                                                 205,700   $        9,954
  Transocean Inc.                                                215,000            4,988

Paper & Allied Products (2.0%)
  Kimberly-Clark Corporation                                     100,000            4,747

Personal Credit Institutions (1.1%)
  Capital One Financial Corporation (b)                           90,000            2,675

Petroleum Refining (1.6%)
  ChevronTexaco Corporation                                       60,000            3,989

Pharmaceuticals (6.4%)
  Merck & Co., Inc.                                               89,200            5,050
  Pfizer Inc.                                                    170,000            5,197
  Wyeth                                                          140,000            5,236

Restaurants (2.3%)
  McDonald's Corporation                                         341,000            5,482

Retail Trade (1.2%)
  Toys "R" Us, Inc. (a) (b)                                      300,000            3,000

Savings Institutions (2.2%)
  IndyMac Bancorp, Inc. (a)                                      291,500            5,390

Telecommunications (8.2%)
  ALLTEL Corporation                                              62,500            3,188
  Qwest Communications International Inc. (a)                  1,357,600            6,788
  SBC Communications Inc.                                        195,000            5,286
  Sprint Corporation (FON Group)                                 330,000            4,778

Tobacco Products (4.8%)
  Philip Morris Companies Inc.                                   286,900           11,628

U.S. Government Agencies (4.3%)
  Fannie Mae                                                      80,000            5,146
  Freddie Mac                                                     88,200            5,208
                                                                           --------------

TOTAL COMMON STOCKS (COST: $240,088)                                              229,517
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS (6.2%)
  Investor's Bank & Trust Company (c)
    1.00%, Repurchase Agreement dated 12/31/2002 to be
    repurchased at $15,125 on 01/02/2003                   $      15,125   $       15,125
                                                                           --------------

TOTAL SHORT-TERM OBLIGATIONS (COST: $15,125)                                       15,125
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $255,213)                               $      244,642
                                                                           ==============

SUMMARY:
  Investments, at market value                                    101.0%   $      244,642
  Liabilities in excess of other assets                            -1.0%           (2,490)
                                                           -------------   --------------
  Net assets                                                      100.0%   $      242,152
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a)     No dividends were paid during the preceding twelve months.

(b)     At December 31, 2002, all or a portion of this security is on loan (see
        Note 1F). The market value at December 31, 2002 of all securities on loan is $15,666. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

(c) At December 31, 2002, the collateral for the repurchase agreements are as follows:

-----------------------------------------------------------
                                           MARKET VALUE
             COLLATERAL                AND ACCRUED INTEREST
-----------------------------------------------------------
$12,395 Fannie Mae ARM -- 545770
 5.47%, due 08/01/2032                       $11,181
$6,056 Fannie Mae ARM -- 625469
 5.78%, due 09/01/2030                         4,700
                                             -------
                                             $15,881
                                             =======

DEFINITIONS:

ARM      Adjustable Rate Mortgage


The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
TRANSAMERICA EQUITY
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (91.3%)

Business Services (14.0%)
  Clear Channel Communications, Inc. (a)                         350,000   $       13,052
  First Data Corporation                                         700,000           24,787
  Moody's Corporation (b)                                        350,000           14,452

Chemicals & Allied Products (4.6%)
  Pharmacia Corporation                                          100,000            4,180
  Praxair, Inc.                                                  225,000           12,998

Commercial Banks (9.3%)
  MBNA Corporation                                               500,000            9,510
  Northern Trust Corporation                                     335,000           11,742
  State Street Corporation                                       340,000           13,259

Communication (11.3%)
  Cox Communications, Inc. - Class A (a) (b)                     485,000           13,774
  Echostar Communications Corporation  -
    Class A (a) (b)                                              635,000           14,135
  Liberty Media Corporation - Class A (a)                      1,600,000           14,304

Communications Equipment (3.3%)
  QUALCOMM Incorporated (a)                                      335,000           12,191

Computer & Data Processing Services (5.6%)
  Microsoft Corporation (a)                                      400,000           20,680

Drug Stores & Proprietary Stores (3.5%)
  Walgreen Co. (b)                                               450,000           13,136

Electronic Components & Accessories (1.7%)
  Intel Corporation                                              400,000            6,228

Fabricated Metal Products (3.7%)
  Gillette Company (The)                                         450,000           13,661

Food Stores (2.4%)
  Safeway Inc. (a)                                               375,000            8,760

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Hotels & Other Lodging Places (3.0%)
  Marriott International, Inc. - Class A (b)                     335,000   $       11,011

Management Services (2.9%)
  Paychex, Inc.                                                  380,000           10,602

Pharmaceuticals (4.5%)
  Allergan, Inc.                                                 235,000           13,540
  Pfizer Inc.                                                    100,000            3,057

Retail Trade (3.1%)
  Staples, Inc. (a)                                              625,000           11,438

Security & Commodity Brokers (2.5%)
  Schwab (Charles) Corporation (The)                             850,000            9,223

Transportation & Public Utilities (7.8%)
  Expedia, Inc. - Class A (a) (b)                                210,000           14,055
  Expeditors International of Washington, Inc.                   450,000           14,693

Trucking & Warehousing (4.3%)
  United Parcel Service, Inc. - Class B (b)                      250,000           15,770

Variety Stores (3.8%)
  Wal-Mart Stores, Inc.                                          275,000           13,890
                                                                           --------------

TOTAL COMMON STOCKS (COST: $358,518)                                              338,128
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $358,518)                               $      338,128
                                                                           ==============

SUMMARY:
  Investments, at market value                                     91.3%   $      338,128
  Other assets in excess of liabilities                             8.7%           32,088
                                                           -------------   --------------
  Net assets                                                      100.0%   $      370,216
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a)     No dividends were paid during the preceding twelve months.

(b)     At December 31, 2002, all or a portion of this security is on loan (see
        Note 1F). The market value at December 31, 2002 of all securities on loan is $50,863. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JENNISON GROWTH
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (88.8%)

Aerospace (2.9%)
  Lockheed Martin Corporation                                     28,700   $        1,657
  Northrop Grumman Corporation                                    17,200            1,668

Automotive (1.5%)
  Harley-Davidson, Inc. (b)                                       37,100            1,714

Beverages (2.6%)
  Anheuser-Busch Companies, Inc.                                  34,300            1,660
  Coca-Cola Company (The)                                         30,300            1,328

Business Services (1.4%)
  Clear Channel Communications, Inc. (a)                          19,600              731
  Omnicom Group, Inc.                                             13,700              885

Chemicals & Allied Products (2.4%)
  Pharmacia Corporation                                           38,100            1,593
  Procter & Gamble Company (The)                                  14,200            1,220

Commercial Banks (4.1%)
  Bank One Corporation                                            47,600            1,740
  Citigroup Inc.                                                  84,033            2,957

Communication (2.8%)
  Viacom, Inc. - Class B (a) (b)                                  78,800            3,212

Communications Equipment (1.5%)
  Nokia Oyj - ADR                                                114,700            1,778

Computer & Data Processing Services (3.7%)
  Microsoft Corporation (a)                                       79,600            4,115
  SAP AG - ADR                                                     5,500              107

Computer & Office Equipment (8.2%)
  Cisco Systems, Inc. (a)                                        233,900            3,064
  Dell Computer Corporation (a)                                   93,700            2,505
  Hewlett-Packard Company                                        132,100            2,293
  International Business Machines Corporation                     19,700            1,527

Department Stores (2.7%)
  Kohl's Corporation (a)                                          55,300            3,094

Drug Stores & Proprietary Stores (1.0%)
  Walgreen Co.                                                    39,100            1,141

Electronic Components & Accessories (5.0%)
  Intel Corporation                                              141,500            2,203
  STMicroelectronics NV - NY Registered Shares (b)                46,800              913
  Texas Instruments Incorporated                                  95,600            1,435
  Xilinx, Inc. (a)                                                61,100            1,259

Fabricated Metal Products (1.0%)
  Gillette Company (The)                                          38,100            1,157

Furniture & Home Furnishings Stores (1.7%)
  Bed Bath & Beyond Inc. (a)                                      56,300            1,944

Hotels & Other Lodging Places (1.5%)
  Marriott International, Inc. - Class A (b)                      51,300            1,686

Industrial Machinery & Equipment (1.6%)
  Applied Materials, Inc. (a)                                     77,800            1,014
  Novellus Systems, Inc. (a)                                      29,100              817

Instruments & Related Products (0.4%)
  KLA-Tencor Corporation (a)                                      11,800              417

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Insurance (4.0%)
  American International Group, Inc.                              55,100   $        3,188
  XL Capital Ltd. - Class A                                       18,400            1,421

Insurance Agents, Brokers & Service (1.1%)
  Hartford Financial Services Group, Inc. (The)                   27,200            1,236

Lumber & Other Building Materials (1.4%)
  Lowe's Companies, Inc.                                          43,200            1,620

Lumber & Wood Products (1.1%)
  Weyerhaeuser Company                                            26,700            1,314

Oil & Gas Extraction (4.7%)
  Schlumberger Limited                                            70,800            2,980
  Total Fina Elf SA - ADR (b)                                     34,700            2,481

Paper & Allied Products (2.8%)
  3M Company                                                      17,400            2,145
  International Paper Company                                     32,200            1,126

Pharmaceuticals (14.0%)
  Abbott Laboratories                                             59,300            2,372
  Amgen Inc. (a)                                                  74,000            3,577
  Forest Laboratories, Inc. (a)                                    5,800              570
  Genentech, Inc. (a)                                             34,700            1,151
  Johnson & Johnson                                               56,000            3,008
  Medimmune, Inc. (a)                                             30,800              837
  Merck & Co., Inc.                                               19,500            1,104
  Pfizer Inc.                                                     41,000            1,253
  Teva Pharmaceutical Industries Ltd. - ADR                       14,900              575
  Wyeth                                                           43,500            1,627

Printing & Publishing (1.1%)
  New York Times Company (The) - Class A                          26,700            1,221

Radio & Television Broadcasting (1.3%)
  Univision Communications Inc. - Class A (a) (b)                 61,200            1,499

Restaurants (1.0%)
  Starbucks Corporation (a)                                       58,400            1,190

Retail Trade (1.2%)
  Tiffany & Co.                                                   60,000            1,435

Security & Commodity Brokers (5.3%)
  American Express Company                                        70,400            2,489
  Goldman Sachs Group, Inc. (The)                                 29,200            1,989
  Merrill Lynch & Co., Inc. (b)                                   43,400            1,647

Variety Stores (3.8%)
  Costco Wholesale Corporation (a)                                41,300            1,159
  Wal-Mart Stores, Inc.                                           63,900            3,228
                                                                           --------------

TOTAL COMMON STOCKS (COST: $108,599)                                              102,276
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $108,599)                               $      102,276
                                                                           ==============

SUMMARY:
  Investments, at market value                                     88.8%   $      102,276
  Other assets in excess of liabilities                            11.2%           12,862
                                                           -------------   --------------
  Net assets                                                      100.0%   $      115,138
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a)     No dividends were paid during the preceding twelve months.

(b)     At December 31, 2002, all or a portion of this security is on loan (see
        Note 1F). The market value at December 31, 2002 of all securities on loan is $7,804. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.
DEFINITIONS:
ADR      American Depositary Receipt


The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
AMERICAN CENTURY INTERNATIONAL
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (96.7%)

Australia (2.3%)
  BHP Billiton Limited                                           294,222   $        1,682
  News Corporation Limited (The)                                 124,523              805

Barbados (0.6%)
  Nabors Industries Ltd. (a)                                      16,943              598

Bermuda (0.5%)
  Accenture Ltd. (a)(b)                                           32,554              586

Canada (1.9%)
  Canadian National Railway Company                               14,634              608
  Canadian Pacific Railway Limited                                19,264              380
  EnCana Corporation                                              17,468              540
  TransCanada Pipelines Limited (b)                               36,734              533

Denmark (0.8%)
  Danske Bank A/S                                                 19,344              320
  Novo Nordisk A/S - Class B                                      18,526              535

Finland (1.6%)
  Nokia Oyj - ADR (b)                                             94,536            1,465
  UPM-Kymmene Oyj                                                  9,153              294

France (10.7%)
  Accor SA                                                        27,833              843
  Credit Lyonnais SA (b)                                          18,331            1,026
  Essilor International SA                                        12,944              533
  France Telecom (b)                                              62,977            1,103
  Groupe Danone SA                                                10,652            1,434
  PSA Peugeot Citroen SA                                          14,398              587
  Sanofi-Synthelabo                                               11,102              679
  Schneider Electric SA                                           10,977              520
  Societe Generale - Class A (b)                                  11,367              662
  Television Francaise 1                                          21,283              569
  Total Fina Elf SA                                               18,627            2,662
  Vivendi Universal                                               56,042              906

Germany (3.7%)
  BASF AG                                                         42,225            1,592
  Deutsche Borse AG                                               27,736            1,107
  Deutsche Telekom AG                                             38,798              499
  SAP AG                                                           9,822              770

Hong Kong (0.7%)
  China Unicom Limited (a)                                       738,000              502
  Johnson Electric Holdings Limited                              184,000              202

Ireland (2.4%)
  Allied Irish Banks PLC                                          91,285            1,233
  Bank of Ireland                                                 98,367            1,007
  CRH PLC                                                         27,028              333

Israel (0.5%)
  Teva Pharmaceutical Industries Ltd. - ADR (b)                   13,023              503

Italy (6.3%)
  Autostrade SpA                                                  58,373              581
  ENI - Ente Nazionale Idrocarburi (b)                           138,930            2,210
  Mediaset SpA                                                    81,941              625
  Snam Rete Gas SpA                                              208,581              712
  Telecom Italia SpA - RNC (b)                                   239,899            1,210
  UniCredito Italiano SpA                                        364,378            1,458

Japan (16.5%)
  Ajinomoto Co., Inc                                              61,000              637
  Asahi Glass Company, Limited                                   139,000              852
  Bridgestone Corporation (b)                                     48,400              600
  Canon Inc.                                                      54,800            2,065
  Dai Nippon Printing Co., Ltd.                                   48,000              531
  East Japan Railway Company                                          87              432
  FANUC LTD                                                       11,800              522
  Fujisawa Pharmaceutical Company Limited                         33,000              755
  Hoya Corporation                                                15,303            1,072
  Kao Corporation                                                 25,962              570
  KDDI Corporation                                                   249              808
  Nissan Motor Co., Ltd.                                         134,144            1,047
  Seven-Eleven Japan Co., Ltd.                                    24,000              732
  Sharp Corporation                                              102,000              969
  Shiseido Company, Limited                                       38,000              494
  SMC Corporation                                                  6,600              620
  Sony Corporation (b)                                            21,059              881

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Japan (continued)
  Sumitomo Chemical Company, Limited                             193,000   $          763
  Takeda Chemical Industries, Ltd.                                33,668            1,408
  Tokyo Gas Co., Ltd.                                            224,000              702
  Toshiba Corporation (a)                                        248,000              778
  Toyota Motor Corporation                                        20,500              551

Mexico (0.5%)
  America Movil, SA de CV - Series L - ADR                        38,893              559

Netherlands (7.5%)
  Gucci Group NV - NY Registered Shares                            7,058              647
  ING Groep NV                                                    88,854            1,506
  Koninklijke KPN NV (a)                                         226,839            1,477
  Koninklijke Philips Electronics NV -
    NY Registered Shares                                           7,321              129
  Royal Dutch Petroleum Company -
    NY Registered Shares                                          50,650            2,230
  Unilever NV - CVA                                               16,986            1,044
  VNU NV                                                          28,493              743
  Wolters Kluwer NV                                               20,161              351

Norway (0.7%)
  Norsk Hydro ASA                                                 17,446              782

Russia (1.1%)
  Lukoil Oil Company - ADR (b)                                     4,336              263
  Lukoil Oil Company - ADR - 144A (a) (c)                          3,092              190
  Surgutneftegaz - ADR (b)                                        25,462              395
  YUKOS Oil Company                                               38,990              366

South Korea (3.4%)
  Kookmin Bank                                                    21,470              760
  LG Chem, Ltd.                                                   14,060              481
  LG Electronics, Inc. (a)                                        13,660              476
  Samsung Electronics Co., Ltd.                                    7,443            1,971

Spain (3.4%)
  Acesa Infraestructuras, SA (b)                                  27,132              308
  Acesa Infraestructuras, SA - rights                             27,132               16
  Altadis, SA                                                     36,744              839
  Banco Popular Espanol SA                                        19,576              801
  Grupo Dragados                                                  29,738              506
  Grupo Ferrovial, SA                                             33,763              856
  Inditex, SA                                                     12,162              287

Sweden (3.6%)
  Assa Abloy AB - Class B Free                                    36,516              417
  ForeningsSparbanken AB                                          61,012              721
  H & M Hennes & Mauritz AB (b)                                   27,792              536
  Nordea AB                                                      149,421              658
  Sandvik AB (b)                                                  22,381              500
  Svenska Cellulosa AB - B Shares                                 12,900              435
  Telia AB                                                       175,577              661

Switzerland (7.8%)
  Ciba Specialty Chemicals Holding Inc. -
    Registered Shares                                              9,575              668
  Credit Suisse Group (a)                                         25,224              548
  Lonza Group Ltd. - Registered Shares                             7,478              454
  Nestle SA - Registered Shares                                    5,402            1,145
  Novartis AG                                                     30,286            1,106
  Roche Holdings AG                                               25,092            1,749
  STMicroelectronics NV - NY Registered Shares (b)                31,754              620
  Swisscom AG - Registered Shares                                  1,102              319
  UBS AG - Registered Shares (a)                                  35,872            1,744

United Kingdom (20.2%)
  3i Group PLC                                                    38,134              341
  Alliance & Leicester PLC                                        25,046              301
  Amersham PLC                                                    42,736              383
  AMVESCAP PLC                                                   138,358              887
  AstraZeneca PLC                                                 45,358            1,620
  Boots Company PLC (The)                                         58,538              552
  Compass Group PLC                                               80,732              429
  Daily Mail and General Trust PLC                                65,715              615
  EMAP PLC                                                        34,624              417
  Exel PLC                                                        62,940              697
  Gallaher Group Plc                                              58,905              585
  Glaxo Wellcome PLC - ADR                                        29,624            1,110
  GUS PLC                                                        133,887            1,244


The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
AMERICAN CENTURY INTERNATIONAL (continued)
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
United Kingdom (continued)
  HSBC Holdings PLC                                              141,396   $        1,546
  Legal & General Group PLC                                      370,697              573
  Marks and Spencer Group PLC                                    161,317              818
  mmO2 PLC (a)                                                   681,807              486
  Pearson PLC                                                     33,065              306
  Reckitt Benckiser PLC                                           80,312            1,558
  Reed International PLC                                         142,161            1,218
  Rentokil Initial PLC                                           244,345              866
  Royal Bank of Scotland Group PLC (The)                          92,589            2,219
  Smith & Nephew PLC                                              53,658              329
  Vodafone Group PLC                                           1,448,355            2,641
                                                                           --------------

TOTAL COMMON STOCKS (COST: $104,086)                                              104,208
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $104,086)                               $      104,208
                                                                           ==============

SUMMARY:
  Investments, at market value                                     96.7%   $      104,208
  Other assets in excess of liabilities                             3.3%            3,553
                                                           -------------   --------------
  Net assets                                                      100.0%   $      107,761
                                                           =============   ==============
INVESTMENTS BY INDUSTRY:
------------------------------------------------------------------------------------------
                                                                               MARKET
                                                            PERCENTAGE          VALUE
------------------------------------------------------------------------------------------
  Commercial Banks                                                 13.5%   $       14,703
  Pharmaceuticals                                                   8.7%            9,465
  Telecommunications                                                8.3%            9,055
  Oil & Gas Extraction                                              6.8%            7,466
  Chemicals & Allied Products                                       6.1%            6,580
  Electronic & Other Electric Equipment                             4.8%            5,150
  Food & Kindred Products                                           4.0%            4,260
  Printing & Publishing                                             3.9%            4,181
  Petroleum Refining                                                2.1%            2,230
  Automotive                                                        2.0%            2,185
  Computer & Office Equipment                                       1.9%            2,065
  Security & Commodity Brokers                                      1.9%            1,994
  Construction                                                      1.8%            1,943
  Metal Mining                                                      1.6%            1,682
  Life Insurance                                                    1.4%            1,506
  Business Services                                                 1.4%            1,492
  Communications Equipment                                          1.4%            1,465
  Transportation & Public Utilities                                 1.3%            1,453
  Tobacco Products                                                  1.3%            1,424
  Electronic Components & Accessories                               1.3%            1,398
  Gas Production & Distribution                                     1.2%            1,245
  Medical Instruments & Supplies                                    1.2%            1,245
  Retail Trade                                                      1.2%            1,244
  Electric Services                                                 1.2%            1,242
  Communication                                                     1.1%            1,210
  Radio & Television Broadcasting                                   1.1%            1,194
  Machinery, Equipment & Supplies                                   1.1%            1,140
  Instruments & Related Products                                    1.0%            1,072

------------------------------------------------------------------------------------------
                                                                               MARKET
                                                            PERCENTAGE          VALUE
------------------------------------------------------------------------------------------
  Railroads                                                         0.9%   $          988
  Personal Services                                                 0.8%              866
  Stone, Clay & Glass Products                                      0.8%              852
  Hotels & Other Lodging Places                                     0.8%              843
  Apparel & Accessory Stores                                        0.8%              823
  Apparel Products                                                  0.8%              818
  Motion Pictures                                                   0.7%              805
  Computer & Data Processing Services                               0.7%              770
  Food Stores                                                       0.7%              732
  Paper & Allied Products                                           0.7%              729
  Leather & Leather Products                                        0.6%              647
  Rubber & Misc. Plastic Products                                   0.6%              600
  Insurance                                                         0.5%              573
  Drug Stores & Proprietary Stores                                  0.5%              552
  Industrial Machinery & Equipment                                  0.5%              500
  Restaurants                                                       0.4%              429
  Manufacturing Industries                                          0.4%              417
  Holding & Other Investment Offices                                0.3%              341
  Lumber & Construction Materials                                   0.3%              333
  Mortgage Bankers & Brokers                                        0.3%              301
                                                           -------------   --------------
      Investments, at market value                                 96.7%          104,208
      Other assets in excess of liabilities                         3.3%            3,553
                                                           -------------   --------------
      Net assets                                                  100.0%   $      107,761
                                                           =============   ==============

FORWARD FOREIGN CURRENCY CONTRACTS:

-------------------------------------------------------------------------
                                           AMOUNT IN      NET UNREALIZED
                  BOUGHT   SETTLEMENT    U.S. DOLLARS      APPRECIATION
CURRENCY          (SOLD)      DATE       BOUGHT (SOLD)    (DEPRECIATION)
-------------------------------------------------------------------------
Danish Krone       (723)   01/02/2003   $         (100)   $           (2)
Danish Krone       (487)   01/03/2003              (68)                0
Danish Krone       (614)   01/06/2003              (86)                0
Euro Dollar         348    01/02/2003              363                 2
Euro Dollar         467    01/03/2003              488                 1
Euro Dollar         (17)   01/06/2003              (18)                0
Euro Dollar          67    01/06/2003               71                 0
Euro Dollar          63    01/07/2003               66                 0
British Pound       (32)   01/02/2003              (51)                0
British Pound      (133)   01/03/2003             (213)               (1)
British Pound       204    01/03/2003              327                 1
Japanese Yen       (725)   01/06/2003               (6)                0
Japanese Yen      32,527   01/06/2003              274                 0
Japanese Yen      29,882   01/07/2003              253                (1)
Japanese Yen      36,191   01/08/2003              306                (1)
Norwegian Krone     881    01/02/2003              126                 1
Norwegian Krone     249    01/03/2003               36                 0
Swedish Krona       975    01/02/2003              111                 1
Swiss Franc        (327)   01/03/2003             (234)               (2)
Swiss Franc         209    01/07/2003              151                 1
                                        --------------    --------------
                                        $        1,796    $            0
                                        ==============    ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a)     No dividends were paid during the preceding twelve months.

(b)     At December 31, 2002, all or a portion of this security is on loan (see
        Note 1F). The market value at December 31, 2002 of all securities on loan is $9,038. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

(c) Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.
DEFINITIONS:

ADR      American Depositary Receipt
CVA      Certificaaten van aandelen (share certificates)
RNC      Saving Non-Convertible Shares


The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
GE U.S. EQUITY
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (100.2%)

Aerospace (2.5%)
  Boeing Company (The)                                             3,933   $          130
  Lockheed Martin Corporation                                      7,251              419
  Northrop Grumman Corporation                                     5,666              550
  United Technologies Corporation                                 31,100            1,926

Amusement & Recreation Services (0.2%)
  Disney (Walt) Company (The)                                     16,790              274

Automotive (0.2%)
  Delphi Corporation                                              12,051               97
  Honeywell International Inc.                                     7,373              177

Beverages (2.3%)
  Anheuser-Busch Companies, Inc. (c)                              12,290              595
  PepsiCo, Inc. (c)                                               52,837            2,231

Business Services (4.8%)
  Catalina Marketing Corporation (a)                              29,740              550
  eBay Inc. (a)                                                    1,966              133
  Equifax Inc.                                                    30,723              711
  First Data Corporation                                         100,035            3,542
  Interpublic Group of Companies, Inc. (The)                       8,107              114
  Omnicom Group, Inc.                                             12,756              824

Chemicals & Allied Products (3.6%)
  Avon Products, Inc.                                             11,060              596
  Colgate-Palmolive Company                                       14,988              786
  du Pont (E.I.) de Nemours and Company                           10,446              443
  Pharmacia Corporation                                           35,641            1,490
  Procter & Gamble Company (The)                                   7,742              665
  Rohm and Haas Company                                           11,184              363

Commercial Banks (10.6%)
  Bank of America Corporation (b)                                 28,634            1,992
  Bank One Corporation                                            19,916              728
  Citigroup Inc.                                                 158,246            5,569
  Concord EFS, Inc. (a)                                           30,846              486
  FleetBoston Financial Corporation                               14,747              358
  Mellon Financial Corporation                                    18,188              475
  State Street Corporation                                        15,485              604
  U.S. Bancorp (b)                                                28,144              597
  Wachovia Corporation                                            16,837              614
  Wells Fargo & Company                                           34,533            1,619

Communication (4.6%)
  Certegy Inc. (a)                                                22,859              561
  Comcast Corporation - Class A (a)                               12,411              293
  Comcast Corporation - Special Class A (a) (b)                   74,674            1,687
  Liberty Media Corporation - Class A (a)                        223,462            1,998
  Viacom, Inc. - Class B (a)                                      25,000            1,019

Computer & Data Processing Services (5.9%)
  Automatic Data Processing, Inc.                                 24,945              979
  BMC Software, Inc. (a)                                           9,217              158
  Electronic Data Systems Corporation                              7,374              136
  IMS Health Incorporated                                          9,401              150
  Intuit Inc. (a)                                                 25,684            1,205
  Microsoft Corporation (a)                                       78,037            4,035
  Oracle Corporation (a)                                          25,808              279
  Unisys Corporation (a)                                          17,205              170
  WebMD Corporation (a)                                            3,058               26

Computer & Office Equipment (3.2%)
  Cisco Systems, Inc. (a)                                         78,475            1,028
  Dell Computer Corporation (a)                                   51,861            1,387
  International Business Machines Corporation                     15,239            1,181
  Pitney Bowes Inc.                                                7,892              258

Electric Services (2.5%)
  Dominion Resources, Inc.                                        18,551            1,018
  Duke Energy Corporation                                         24,579              480
  EnCana Corporation (b)                                          23,841              741
  Entergy Corporation                                             15,239              695
  TXU Corp.                                                        4,916               92

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Electric, Gas & Sanitary Services (0.3%)
  Exelon Corporation                                               7,374   $          389

Electronic & Other Electric Equipment (1.3%)
  Eaton Corporation                                                3,564              278
  Emerson Electric Co.                                            26,149            1,330

Electronic Components & Accessories (2.5%)
  Analog Devices, Inc. (a)                                        28,634              683
  Intel Corporation                                               80,372            1,251
  Molex Incorporated - Class A                                    52,599            1,046
  Tyco International Ltd.                                          3,829               65

Environmental Services (0.6%)
  Waste Management, Inc.                                          29,494              676

Fabricated Metal Products (0.4%)
  Gillette Company (The)                                          14,379              437

Food & Kindred Products (0.9%)
  General Mills, Inc.                                              7,865              369
  Sara Lee Corporation                                            30,342              683

Health Services (1.1%)
  Lincare Holdings Inc. (a)                                       36,868            1,166
  Sybron Dental Specialties, Inc. (a)                              4,669               69
  Tenet Healthcare Corporation (a)                                 9,831              161

Industrial Machinery & Equipment (2.7%)
  Applied Materials, Inc. (a) (b)                                 74,410              970
  Baker Hughes Incorporated                                       34,042            1,096
  Dover Corporation                                               42,890            1,251

Instruments & Related Products (0.2%)
  Danaher Corporation                                              4,267              280

Insurance (4.4%)
  AFLAC Incorporated                                               9,340              281
  Allstate Corporation (The)                                      24,256              897
  American International Group, Inc.                              48,825            2,825
  Berkshire Hathaway Inc. - Class B (a)                              302              732
  Chubb Corporation                                                1,475               77
  St. Paul Companies, Inc. (The)                                   6,759              230
  UnitedHealth Group Incorporated                                  3,441              287

Insurance Agents, Brokers & Service (2.2%)
  Hartford Financial Services Group, Inc. (The)                   27,037            1,228
  Marsh & McLennan Companies, Inc.                                31,746            1,467

Life Insurance (0.3%)
  Lincoln National Corporation                                    10,446              330

Lumber & Other Building Materials (1.7%)
  Home Depot, Inc. (The)                                          68,740            1,647
  Lowe's Companies, Inc.                                          11,675              438

Lumber & Wood Products (1.0%)
  Weyerhaeuser Company                                            24,087            1,185

Management Services (0.1%)
  Paychex, Inc.                                                    3,305               92

Medical Instruments & Supplies (1.2%)
  Apogent Technologies, Inc. (a) (b)                              24,172              503
  Baxter International Inc. (b)                                    6,882              193
  DENTSPLY International Inc.                                     13,518              503
  Medtronic, Inc.                                                  6,376              291

Metal Mining (0.4%)
  Barrick Gold Corporation (b)                                    28,020              432

Motion Pictures (0.3%)
  AOL Time Warner Inc. (a)                                        26,423              346

Oil & Gas Extraction (3.1%)
  Anadarko Petroleum Corporation                                  11,680              559
  Burlington Resources Inc.                                       18,766              800
  ConocoPhillips                                                  18,434              892
  Nabors Industries Ltd. (a)                                      27,075              955
  Schlumberger Limited                                            14,009              590


The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
GE U.S. EQUITY (continued)
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Paper & Allied Products (1.9%)
  3M Company                                                       9,074   $        1,119
  Bowater Incorporated                                             5,407              227
  Kimberly-Clark Corporation                                      21,285            1,010

Petroleum Refining (4.1%)
  BP PLC - ADR                                                    18,065              734
  ChevronTexaco Corporation                                        6,143              408
  Exxon Mobil Corporation                                        108,711            3,798

Pharmaceuticals (13.3%)
  Abbott Laboratories                                             36,501            1,460
  Biogen, Inc. (a)                                                 3,761              151
  Bristol-Myers Squibb Co.                                        22,856              529
  Cardinal Health, Inc. (b) (c)                                   53,950            3,193
  Johnson & Johnson                                               62,607            3,363
  Lilly (Eli) and Company                                          3,195              203
  Merck & Co., Inc.                                               43,135            2,442
  Pfizer Inc. (b)                                                118,558            3,624
  Wyeth                                                           36,009            1,347

Primary Metal Industries (0.5%)
  Alcoa Inc.                                                      24,239              552

Printing & Publishing (0.2%)
  Gannett Co., Inc.                                                4,142              297

Radio, Television & Computer Stores (0.2%)
  Best Buy Co., Inc. (a)                                           8,828              213

Railroads (0.5%)
  Burlington Northern Santa Fe Corp.                              21,876              569

Security & Commodity Brokers (1.8%)
  American Express Company (c)                                    39,707            1,404
  Lehman Brothers Holdings Inc.                                    6,268              334
  Morgan Stanley Dean Witter & Co.                                10,569              422

Telecommunications (3.7%)
  AT&T Corp.                                                      28,757              751
  SBC Communications Inc.                                         26,791              726
  Verizon Communications, Inc.                                    30,109            1,167
  Vodafone Group PLC - ADR (b)                                    99,053            1,795

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Tobacco Products (0.6%)
  Philip Morris Companies Inc.                                    17,942   $          727

Transportation Equipment (1.1%)
  General Dynamics Corporation                                    16,070            1,275

U.S. Government Agencies (3.4%)
  Fannie Mae                                                      54,042            3,477
  Freddie Mac                                                     10,446              617

Variety Stores (2.5%)
  Costco Wholesale Corporation (a)                                 6,056              170
  Target Corporation                                              59,172            1,775
  Wal-Mart Stores, Inc.                                           21,138            1,068

Water Transportation (0.8%)
  Carnival Corporation (b)                                        37,114              926

Wholesale Trade Nondurable Goods (0.5%)
  SYSCO Corporation                                               19,294              575
                                                                           --------------

TOTAL COMMON STOCKS (COST: $139,888)                                              121,662
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $139,888)                               $      121,662
                                                                           ==============

SUMMARY:
  Investments, at market value                                    100.2%   $      121,662
  Liabilities in excess of other assets                            -0.2%             (235)
                                                           -------------   --------------
  Net assets                                                      100.0%   $      121,427
                                                           =============   ==============

FUTURES CONTRACTS:

-------------------------------------------------------------------------------
                                                                 NET UNREALIZED
                                    SETTLEMENT                    APPRECIATION
                        CONTRACTS      DATE         AMOUNT       (DEPRECIATION)
-------------------------------------------------------------------------------
S&P 500 Index                3      03/21/2003   $       (659)   $          5

NOTES TO SCHEDULE OF INVESTMENTS:

(a)     No dividends were paid during the preceding twelve months.

(b)     At December 31, 2002, all or a portion of this security is on loan (see
        Note 1F). The market value at December 31, 2002 of all securities on loan is $12,647. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

(c) At December 31, 2002, all or a portion of this security is segregated with the custodian to cover margin requirements for open futures contracts. The market value of all securities segregated at December 31, 2002 is $1,130.
DEFINITIONS:

ADR      American Depositary Receipt



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
J.P. MORGAN ENHANCED INDEX
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (98.6%)

Aerospace (2.1%)
  Boeing Company (The)                                            19,500   $          643
  Lockheed Martin Corporation                                     12,500              722
  Northrop Grumman Corporation                                     6,100              592
  United Technologies Corporation                                 23,400            1,449

Air Transportation (0.1%)
  FedEx Corporation                                                3,100              168

Amusement & Recreation Services (0.5%)
  Disney (Walt) Company (The)                                     31,000              506
  Harrah's Entertainment, Inc. (a)                                 8,300              329

Apparel & Accessory Stores (0.7%)
  Abercrombie & Fitch Co. - Class A (a)                           18,400              376
  Gap, Inc. (The)                                                 18,200              282
  TJX Companies, Inc. (The)                                       25,400              496

Apparel Products (0.5%)
  Cintas Corporation                                               3,100              142
  Jones Apparel Group, Inc. (a)                                   17,100              606

Automotive (1.3%)
  Delphi Corporation                                               4,800               39
  Ford Motor Company (b)                                          39,700              369
  General Motors Corporation (b)                                  17,700              652
  Harley-Davidson, Inc.                                            9,700              448
  Honeywell International Inc.                                    14,800              355
  PACCAR Inc.                                                      4,700              217

Beverages (2.6%)
  Coca-Cola Company (The)                                         72,700            3,186
  PepsiCo, Inc.                                                   22,000              929

Business Credit Institutions (0.3%)
  CIT Group, Inc. (The)                                           21,200              416

Business Services (0.7%)
  Clear Channel Communications, Inc. (a)                           3,000              112
  eBay Inc. (a)                                                   10,700              726
  First Data Corporation                                           9,100              322

Chemicals & Allied Products (5.2%)
  Air Products and Chemicals, Inc.                                11,300              483
  Colgate-Palmolive Company                                        6,400              336
  Dow Chemical Company (The)                                       9,300              276
  Eastman Chemical Company                                         8,900              327
  Monsanto Company                                                19,200              370
  Pharmacia Corporation                                           51,200            2,140
  PPG Industries, Inc.                                            13,700              687
  Praxair, Inc.                                                    4,300              248
  Procter & Gamble Company (The)                                  39,400            3,386
  Rohm and Haas Company                                            1,100               36

Commercial Banks (8.1%)
  Bank of America Corporation (b)                                  5,400              376
  Bank One Corporation                                            44,700            1,634
  Citigroup Inc.                                                 133,000            4,680
  City National Corporation                                        1,100               48
  Compass Bancshares, Inc.                                         4,800              150
  FirstMerit Corporation                                           5,600              121
  FleetBoston Financial Corporation                               51,900            1,261
  Hibernia Corporation - Class A                                   7,100              137
  Marshall & Ilsley Corporation                                   11,100              304
  MBNA Corporation                                                11,400              217
  Mellon Financial Corporation                                    21,500              561
  PNC Financial Services Group, Inc. (The)                        15,600              654
  SunTrust Banks, Inc. (b)                                        16,800              956
  TCF Financial Corporation                                        3,000              131
  U.S. Bancorp                                                    87,900            1,865
  Wells Fargo & Company                                              400               19

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Communication (2.1%)
  Comcast Corporation - Class A (a) (b)                           22,700   $          535
  Comcast Corporation - Special Class A (a) (b)                   23,400              529
  Cox Communications, Inc. - Class A (a)                             900               26
  Liberty Media Corporation - Class A (a)                         15,000              134
  Viacom, Inc. - Class B (a)                                      51,900            2,115

Communications Equipment (0.7%)
  Lucent Technologies Inc. (a)                                   101,800              128
  Motorola, Inc.                                                  81,600              706
  QUALCOMM Incorporated (a)                                        6,600              240

Computer & Data Processing Services (5.6%)
  Automatic Data Processing, Inc.                                 30,000            1,178
  Computer Sciences Corporation (a) (b)                            5,500              189
  Electronic Arts Inc. (a)                                         7,800              388
  Microsoft Corporation (a)                                      122,300            6,323
  Oracle Corporation (a)                                          73,800              797
  Rational Software Corporation (a)                                3,000               31
  Siebel Systems, Inc. (a)                                         4,200               31

Computer & Office Equipment (5.3%)
  Cisco Systems, Inc. (a)                                        162,600            2,130
  Dell Computer Corporation (a)                                   55,100            1,473
  Hewlett-Packard Company                                         84,700            1,470
  International Business Machines Corporation                     34,400            2,666
  Lexmark International Group, Inc. (a)                            1,400               85
  NCR Corporation (a) (b)                                         16,800              399
  Network Appliance, Inc. (a)                                      1,100               11
  Pitney Bowes Inc.                                                4,800              157
  Seagate Technology, Inc. (a) (e)                                 8,700               (d)

Department Stores (0.9%)
  Federated Department Stores, Inc. (a)                           16,300              469
  Kohl's Corporation (a)                                          16,900              946
  Sears, Roebuck and Co. (b)                                       1,000               24

Drug Stores & Proprietary Stores (0.7%)
  CVS Corporation                                                 32,900              822
  Walgreen Co.                                                     9,300              271

Electric Services (1.7%)
  American Electric Power Company, Inc.                            7,700              210
  CenterPoint Energy, Inc.                                        25,100              213
  Constellation Energy Group, Inc.                                12,000              334
  Dominion Resources, Inc.                                         6,400              351
  DTE Energy Company                                              10,700              496
  Edison International (a)                                        14,800              175
  Pinnacle West Capital Corporation                                9,500              324
  PPL Corporation (b)                                              3,000              104
  Progress Energy, Inc.                                            9,900              429

Electric, Gas & Sanitary Services (1.1%)
  Ameren Corporation                                               2,800              116
  Consolidated Edison, Inc.                                        4,500              193
  Pepco Holdings, Inc.                                            12,000              233
  PG&E Corporation (a)                                            32,700              455
  Public Service Enterprise Group Incorporated (b)                 8,400              270
  Xcel Energy, Inc. (b)                                           40,100              441

Electronic & Other Electric Equipment (3.1%)
  Cooper Industries, Inc. - Class A                                1,000               36
  Eaton Corporation                                                2,600              203
  General Electric Company                                       193,000            4,700

Electronic Components & Accessories (3.8%)
  Agere Systems Inc. (a)                                          56,500               81
  Altera Corporation (a)                                          51,700              638
  Analog Devices, Inc. (a)                                         6,400              153
  Broadcom Corporation - Class A (a)                                 300                5
  Intel Corporation                                              130,900            2,038
  Intersil Corporation - Class A (a)                              13,000              181
  Linear Technology Corporation                                   10,500              270
  Maxim Integrated Products (b)                                    9,000              297
  Micron Technology, Inc. (a)                                     12,300              120
  QLogic Corporation (a) (b)                                       2,600               90



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
J.P. MORGAN ENHANCED INDEX (continued)
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Electronic Components & Accessories (continued)
  Texas Instruments Incorporated                                   6,900   $          104
  Tyco International Ltd.                                         95,500            1,631
  Xilinx, Inc. (a)                                                18,100              373

Environmental Services (0.3%)
  Waste Management, Inc.                                          24,100              552

Fabricated Metal Products (0.9%)
  Fortune Brands, Inc.                                             2,800              130
  Gillette Company (The)                                          42,000            1,275

Food & Kindred Products (1.0%)
  Archer Daniels Midland Co.                                      11,300              140
  Del Monte Foods Company (a)                                      6,475               50
  Heinz (H.J.) Company                                            13,800              454
  Kellogg Company (b)                                              9,700              332
  Kraft Foods, Inc.                                               14,600              568

Furniture & Fixtures (0.3%)
  Johnson Controls, Inc.                                           3,100              249
  Lear Corporation (a) (b)                                         7,800              260

Furniture & Home Furnishings Stores (0.2%)
  Bed Bath & Beyond Inc. (a)                                       8,100              280
  Pier 1 Imports, Inc.                                             1,700               32

Gas Production & Distribution (0.1%)
  El Paso Corporation                                             16,700              116

Health Services (0.6%)
  HCA Inc.                                                        17,600              730
  Tenet Healthcare Corporation (a)                                10,300              169

Holding & Other Investment Offices (0.3%)
  Apartment Investment & Management Co. - Class A                    500               19
  Archstone-Smith Trust                                            1,900               45
  Arden Realty, Inc.                                               1,700               38
  Developers Diversified Realty Corporation                        3,400               75
  General Growth Properties, Inc. (b)                              1,900               99
  Highwoods Properties, Inc.                                       1,600               35
  ProLogis Trust                                                   4,500              113

Hotels & Other Lodging Places (0.0%)
  Marriott International, Inc. - Class A                           1,800               59
  Park Place Entertainment Corporation (a)                           400                3

Industrial Machinery & Equipment (1.3%)
  Applied Materials, Inc. (a)                                     28,800              375
  Baker Hughes Incorporated                                       10,300              332
  Black & Decker Corporation (The)                                 2,300               99
  Caterpillar, Inc.                                                1,400               64
  Cooper Cameron Corporation (a)                                  11,000              548
  Ingersoll-Rand Company - Class A                                11,000              474
  SPX Corporation (a)                                              2,800              105

Instruments & Related Products (0.3%)
  Agilent Technologies, Inc. (a)                                   4,400               79
  Danaher Corporation                                                900               59
  Eastman Kodak Company (b)                                        4,300              151
  Rockwell International Corporation                               5,600              116
  Teradyne, Inc. (a)                                                 300                4

Insurance (4.7%)
  Aetna Inc.                                                      16,900              695
  Allstate Corporation (The)                                      29,900            1,106
  Ambac Financial Group, Inc.                                     11,000              619
  American International Group, Inc.                              33,200            1,921
  Aon Corporation                                                 15,100              285
  CIGNA Corporation                                                7,900              325
  MBIA, Inc.                                                      12,900              566
  St. Paul Companies, Inc. (The)                                     300               10
  Travelers Property Casualty Corp. - Class A (a)                 88,500            1,297
  Travelers Property Casualty Corp. - Class B (a)                  7,800              114
  UnumProvident Corporation                                       16,800              295
  WellPoint Health Networks Inc. (a)                               6,300              448

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Insurance Agents, Brokers & Service (0.5%)
  MetLife, Inc.                                                   29,700   $          803

Life Insurance (0.2%)
  Jefferson-Pilot Corporation                                        800               30
  John Hancock Financial Services, Inc.                            1,000               28
  Protective Life Corporation                                      2,700               74
  Torchmark Corporation                                            6,300              230

Lumber & Other Building Materials (1.3%)
  Home Depot, Inc. (The)                                          60,000            1,438
  Lowe's Companies, Inc.                                          18,900              709

Lumber & Wood Products (0.5%)
  Georgia-Pacific Corporation                                      6,500              105
  Masco Corporation                                               21,700              457
  Weyerhaeuser Company                                             4,000              197

Management Services (0.0%)
  BearingPoint, Inc. (a)                                           7,200               50

Manufacturing Industries (0.2%)
  Hasbro Inc.                                                     13,000              150
  Mattel, Inc.                                                    10,700              205

Medical Instruments & Supplies (2.0%)
  Bard, (C.R.) Inc.                                                2,600              151
  Baxter International Inc. (b)                                   16,900              473
  Becton, Dickinson and Company                                   20,000              614
  Biomet, Incorporated                                             3,800              109
  Boston Scientific Corporation (a)                                5,200              221
  Guidant Corporation (a)                                          2,900               89
  Medtronic, Inc.                                                 18,800              857
  St. Jude Medical, Inc. (a)                                      10,600              421
  Stryker Corporation                                              3,600              242

Mortgage Bankers & Brokers (1.0%)
  Countrywide Credit Industries, Inc.                             22,600            1,167
  GreenPoint Financial Corp.                                       8,200              370

Motion Pictures (0.7%)
  AOL Time Warner Inc. (a)                                        76,800            1,006
  Fox Entertainment Group, Inc. - Class A (a)                      3,600               93

Oil & Gas Extraction (2.4%)
  Anadarko Petroleum Corporation                                  26,100            1,250
  ConocoPhillips                                                  30,900            1,495
  Devon Energy Corporation                                         3,400              156
  Diamond Offshore Drilling, Inc.                                    700               15
  ENSCO International Incorporated                                 5,900              174
  Halliburton Company                                                800               15
  Rowan Companies, Inc.                                           22,700              515
  Transocean Inc.                                                  8,800              204

Paper & Allied Products (0.9%)
  3M Company                                                       5,900              727
  Bowater Incorporated                                             3,700              155
  Kimberly-Clark Corporation                                       6,000              285
  Smurfit-Stone Container Corporation (a)                          2,100               32
  Temple-Inland Inc.                                               6,000              269

Personal Credit Institutions (0.8%)
  Capital One Financial Corporation (b)                           29,900              889
  Household International, Inc.                                   11,800              328

Personal Services (0.2%)
  Cendant Corp. (a) (b)                                           31,300              328

Petroleum Refining (3.1%)
  ChevronTexaco Corporation                                       20,500            1,363
  Exxon Mobil Corporation                                         98,400            3,438
  Valero Energy Corporation                                        2,000               74


The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
J.P. MORGAN ENHANCED INDEX (continued)
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Pharmaceuticals (10.1%)
  Abbott Laboratories                                             50,200   $        2,008
  Amgen Inc. (a)                                                  33,300            1,610
  Bristol-Myers Squibb Co.                                        56,900            1,317
  Cardinal Health, Inc.                                            8,100              479
  Forest Laboratories, Inc. (a)                                    6,900              678
  Human Genome Sciences, Inc. (a) (b)                             13,900              122
  Johnson & Johnson                                               44,400            2,385
  Lilly (Eli) and Company                                         18,700            1,187
  McKesson HBOC, Inc.                                              4,800              130
  Medimmune, Inc. (a)                                             15,800              429
  Merck & Co., Inc.                                               25,600            1,449
  Pfizer Inc. (b)                                                101,400            3,100
  Schering-Plough Corporation                                     23,000              511
  Vertex Pharmaceuticals Incorporated (a)                          2,400               38
  Wyeth                                                           21,600              808

Primary Metal Industries (0.7%)
  Alcoa Inc.                                                      43,600              993
  United States Steel Corporation                                  8,300              109

Printing & Publishing (1.0%)
  Gannett Co., Inc.                                                9,000              646
  McGraw-Hill Companies, Inc. (The)                                2,400              145
  Tribune Company                                                 17,200              782

Railroads (0.5%)
  Burlington Northern Santa Fe Corp.                               8,700              226
  CSX Corporation                                                  3,900              110
  Norfolk Southern Corporation                                     5,800              116
  Union Pacific Corporation                                        4,500              269

Real Estate (0.1%)
  Rouse Company (The)                                              3,900              124

Restaurants (0.5%)
  Wendy's International, Inc.                                      7,400              200
  YUM! Brands, Inc. (a)                                           27,400              664

Rubber & Misc. Plastic Products (0.2%)
  NIKE, Inc. - Class B                                             7,000              311

Savings Institutions (0.8%)
  Astoria Financial Corporation                                    1,500               41
  Golden West Financial Corporation                                2,100              151
  Washington Mutual, Inc.                                         32,000            1,105

Security & Commodity Brokers (2.0%)
  American Express Company                                        13,100              463
  E*TRADE Group, Inc. (a)                                         39,800              193
  Goldman Sachs Group, Inc. (The)                                  5,300              361
  LaBranche & Co. Inc. (a) (b)                                     3,700               99
  Legg Mason, Inc.                                                 1,500               73
  Merrill Lynch & Co., Inc.                                        9,000              342
  Morgan Stanley Dean Witter & Co.                                18,200              727
  Schwab (Charles) Corporation (The)                              87,400              948

Telecommunications (4.1%)
  AT&T Corp                                                       15,300              399
  AT&T Wireless Services, Inc. (a)                               110,300              623
  BellSouth Corporation                                           31,100              805
  Qwest Communications International Inc. (a)                     31,500              158
  SBC Communications Inc.                                         69,000            1,871
  Sprint Corporation (FON Group)                                  16,900              245
  Sprint Corporation (PCS Group) (a) (b)                          55,800              244
  Verizon Communications, Inc.                                    56,300            2,182

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Tobacco Products (1.4%)
  Philip Morris Companies Inc.                                    55,400   $        2,246

Transportation Equipment (0.1%)
  General Dynamics Corporation                                     1,700              135

Trucking & Warehousing (0.8%)
  United Parcel Service, Inc. - Class B (b)                       19,100            1,205

U.S. Government Agencies (1.9%)
  Fannie Mae                                                      21,500            1,383
  Freddie Mac                                                     26,600            1,571

Variety Stores (2.8%)
  Family Dollar Stores, Inc.                                       1,600               50
  Target Corporation                                              31,700              951
  Wal-Mart Stores, Inc.                                           67,500            3,409

Water Transportation (0.5%)
  Carnival Corporation (b)                                        34,600              863

Wholesale Trade Nondurable Goods (0.2%)
  SYSCO Corporation                                               12,400              369
                                                                           --------------

TOTAL COMMON STOCKS (COST: $181,109)                                              157,091
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (1.9%)
  U.S. Treasury Bill
    1.61%, due 01/16/2003 (c)                              $         250   $          250
    1.52%, due 02/13/2003                                             85               85
    1.19%, due 02/27/2003                                            184              184
    1.21%, due 03/06/2003                                             28               28
    1.15%, due 03/13/2003                                            614              613
    1.19%, due 03/20/2003                                             27               27
    1.15%, due 03/27/2003                                            212              211
    1.15%, due 04/10/2003                                            206              205
    1.18%, due 04/10/2003                                            118              118
    1.19%, due 04/10/2003                                            363              362
    1.16%, due 04/17/2003                                            553              551
    1.20%, due 04/17/2003                                            215              214
    1.20%, due 05/08/2003                                            179              178
                                                                           --------------

TOTAL SHORT-TERM U.S. GOVERNMENT OBLIGATIONS
(COST: $3,026)                                                                      3,026
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $184,135)                               $      160,117
                                                                           ==============

SUMMARY:
  Investments, at market value                                    100.5%   $      160,117
  Liabilities in excess of other assets                            -0.5%             (860)
                                                           -------------   --------------
  Net assets                                                      100.0%   $      159,257
                                                           =============   ==============

FUTURES CONTRACTS:

----------------------------------------------------------------
                                                  NET UNREALIZED
                           SETTLEMENT              APPRECIATION
               CONTRACTS      DATE      AMOUNT    (DEPRECIATION)
----------------------------------------------------------------
S&P 500 Index      9       03/21/2003   $1,978        $(21)

NOTES TO SCHEDULE OF INVESTMENTS:

(a)     No dividends were paid during the preceding twelve months.

(b)     At December 31, 2002, all or a portion of this security is on loan (see
        Note 1F). The market value at December 31, 2002 of all securities on loan is $10,706. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

(c) At December 31, 2002, all or a portion of this security is segregated with the custodian to cover margin requirements for open futures contracts. The market value of all securities segregated at December 31, 2002 is $250.
(d)     Market value is less than $1.
(e) Securities valued as determined in good faith in accordance with procedures established by the Fund's Board of Directors.


The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
THIRD AVENUE VALUE
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS (20.1%)
  U.S. Treasury Note (b)
    3.25%, due 12/31/2003                                  $      25,000   $       25,500
    2.13%, due 10/31/2004                                         25,000           25,275
                                                                           --------------

TOTAL U.S. GOVERNMENT OBLIGATIONS (COST: $50,597)                                  50,775
                                                                           --------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (0.3%)
  Ginnie Mae
    15.79%, due 07/16/2031                                           749              794
                                                                           --------------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST: $755)                                 794
                                                                           --------------

CORPORATE DEBT SECURITIES (1.1%)

Business Credit Institutions (0.6%)
  CIT Group, Inc. (The)
    5.63%, due 05/17/2004                                          1,500            1,542

Telecommunications (0.5%)
  WorldCom, Inc. (e)
    8.25%, due 05/15/2031                                          5,000            1,175
                                                                           --------------

TOTAL CORPORATE DEBT SECURITIES (COST: $2,087)                                      2,717
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (69.9%)

Agriculture (1.6%)
  Tejon Ranch Co. (a)                                            137,305   $        4,078

Automotive (2.9%)
  Toyota Industries Corporation (b)                              485,000            7,298

Business Credit Institutions (0.4%)
  CIT Group, Inc. (The) (b)                                       50,000              980

Communications Equipment (6.0%)
  Ciena Corporation (a)                                          502,700            2,584
  Comverse Technology, Inc. (a)                                  588,200            5,894
  Sycamore Networks, Inc.                                        350,000            1,012
  Tellabs, Inc. (a)                                              633,300            4,604
  Ulticom, Inc. (a)                                              139,900            1,048

Computer & Office Equipment (0.2%)
  NCR Corporation (a) (b)                                         17,600              418

Construction (0.0%)
  Avatar Holdings Inc. (a)                                         3,500               81

Electronic & Other Electric Equipment (5.7%)
  American Power Conversion Corporation (a)                      454,300            6,883
  Electro Scientific Industries, Inc. (a)                        314,300            6,286
  Energizer Holdings, Inc. (a)                                    43,900            1,225

Electronic Components & Accessories (6.5%)
  AVX Corporation                                                425,900            4,174
  Bel Fuse Inc. - Class A (a)                                     41,300              748
  Bel Fuse Inc. - Class B                                         40,500              813
  KEMET Corporation (a)                                          548,000            4,790
  TriQuint Semiconductor, Inc. (a)                               556,700            2,360
  Vishay Intertechnology, Inc. (a)                               310,000            3,466

Holding & Other Investment Offices (4.5%)
  Capital Southwest Corporation                                   19,741              991
  Hutchison Whampoa Limited                                      695,800            4,354
  Investor AB - Class A                                          465,000            2,802
  Koger Equity, Inc.                                             199,000            3,104

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Hotels & Other Lodging Places (0.0%)
  Lodgian, Inc. (a) (f)                                           22,320   $          310
  Lodgian, Inc. - Class A warrants (f)                            32,370               (d)
  Lodgian, Inc. - Class B warrants (f)                             6,456               (d)

Industrial Machinery & Equipment (4.5%)
  Alamo Group Inc.                                               173,600            2,127
  Applied Materials, Inc. (a) (b)                                294,000            3,831
  ASM Lithography Holding NV - NY Registered Shares (a)           92,720              775
  Electroglas, Inc. (a)                                          266,500              410
  FSI International, Inc. (a)                                    371,500            1,675
  Lindsay Manufacturing Co.                                      113,900            2,437

Instruments & Related Products (3.3%)
  Agilent Technologies, Inc. (a)                                 100,000            1,796
  Analogic Corporation                                            31,100            1,564
  Credence Systems Corporation (a)                               449,400            4,193
  CyberOptics Corporation (a)                                    135,400              645

Insurance (13.7%)
  Aioi Insurance Company, Limited                                761,400            1,470
  Arch Capital Group Inc. (a)                                    285,900            8,912
  First American Corporation (The)                                97,600            2,167
  Leucadia National Corporation                                   59,400            2,216
  MBIA, Inc.                                                     109,400            4,797
  Millea Holdings, Inc. - ADR (b)                                185,900            6,544
  Mitsui Sumitomo Insurance Co., Ltd.                            307,000            1,413
  Phoenix Companies, Inc. (The) (b)                              225,800            1,716
  Radian Group, Inc.                                              72,464            2,692
  Stewart Information Services Corporation (a)                   112,900            2,415

Life Insurance (1.3%)
  MONY Group Inc. (The) (b)                                      133,800            3,203

Metal Mining (1.9%)
  Brascan Corporation - Class A (b)                              239,600            4,911

Oil & Gas Extraction (1.8%)
  Nabors Industries Ltd. (a)                                     126,500            4,462

Paper & Allied Products (2.3%)
  St. Joe Company (The)                                          195,500            5,865

Railroads (0.2%)
  Florida East Coast Industries, Inc.                             20,429              451

Real Estate (5.5%)
  Catellus Development Corporation (a)                           244,500            4,852
  Forest City Enterprises, Inc. - Class A                        216,650            7,225
  HomeFed Corporation (a)                                         14,182               21
  Trammell Crow Company (a)                                      203,000            1,827

Research & Testing Services (1.5%)
  PAREXEL International Corporation (a)                          318,800            3,504
  Pharmaceutical Product Development, Inc. (a)                    12,400              363

Security & Commodity Brokers (4.5%)
  BKF Capital Group, Inc. (a)                                     33,300              588
  Instinet Group Incorporated (b)                                829,800            3,510
  Legg Mason, Inc.                                                71,200            3,456
  SWS Group, Inc. (b)                                            169,100            2,293
  Westwood Holdings Group, Inc.                                  106,675            1,431

Transportation Equipment (1.0%)
  Trinity Industries, Inc. (b)                                   128,800            2,442



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
THIRD AVENUE VALUE (continued)
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Water Transportation (0.6%)
  Alexander & Baldwin, Inc.                                       63,300   $        1,633
                                                                           --------------

TOTAL COMMON STOCKS (COST: $193,801)                                              176,135
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS (8.9%)
  Investor's Bank & Trust Company (c)
    1.00%, Repurchase Agreement dated 12/31/2002 to be
    repurchased at $22,271 on 01/02/2003                   $      22,269   $       22,269
                                                                           --------------

TOTAL SHORT-TERM OBLIGATIONS (COST: $22,269)                                       22,269
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $269,509)                               $      252,690
                                                                           ==============

SUMMARY:
  Investments, at market value                                    100.3%   $      252,690
  Liabilities in excess of other assets                            -0.3%             (697)
                                                           -------------   --------------
  Net assets                                                      100.0%   $      251,993
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a)     No dividends were paid during the preceding twelve months.

(b)     At December 31, 2002, all or a portion of this security is on loan (see
        Note 1F). The market value at December 31, 2002 of all securities on loan is $52,071. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

(c) At December 31, 2002, repurchase agreements are collateralized by $30,880 Freddie Mac Floating Rate Note -- Series 2471 Class FI (1.97%, due 03/15/2032) with a market value and accrued interest of $23,386.

(d)     Market value is less than $1.

(e)     WorldCom, Inc. is currently in default on interest payments.

(f) Securities valued as determined in good faith in accordance with procedures established by the Fund's Board of Directors.
DEFINITIONS:

ADR      American Depositary Receipt



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
CAPITAL GUARDIAN GLOBAL
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

CONVERTIBLE BONDS (0.3%)

United States (0.3%)
  Amazon.com, Inc.
    4.75%, due 02/01/2009                                  $         288   $          211
  Amazon.com, Inc. (EUR)
    6.88%, due 02/16/2010                                            265              200
                                                                           --------------

TOTAL CONVERTIBLE BONDS (COST: $301)                                                  411
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS (0.7%)

Switzerland (0.5%)
  Compagnie Financiere Richemont AG - Units                       32,204   $          601

United States (0.2%)
  Ford Motor Company Capital Trust II                                  5              197
                                                                           --------------

TOTAL CONVERTIBLE PREFERRED STOCKS (COST: $925)                                       798
                                                                           --------------

PREFERRED STOCKS (0.1%)

Brazil (0.1%)
  Companhia Vale do Rio Doce - ADR (b)                             4,000              110
  Telesp Celular SA                                                   80               (d)
                                                                           --------------

TOTAL PREFERRED STOCKS (COST: $96)                                                    110
                                                                           --------------

COMMON STOCKS (94.9%)

Australia (1.3%)
  Brambles Industries Limited                                     20,500               54
  Foster's Group Limited                                          77,700              197
  National Australia Bank Limited                                 10,600              190
  News Corporation Limited (The)                                  35,200              228
  Publishing & Broadcasting Limited                               16,900               82
  Qantas Airways Limited                                          26,387               57
  Westpac Banking Corporation                                     29,500              228
  Woolworths Limited                                              89,500              575

Austria (0.7%)
  Erste Bank der oesterreichischen Sparkassen AG                   4,400              296
  Telekom Austria AG (a)                                          49,501              502

Bermuda (1.1%)
  Ingersoll-Rand Company - Class A                                 5,500              237
  PartnerRe Ltd.                                                   4,500              233
  Tyco International Ltd.                                         10,100              173
  XL Capital Ltd. - Class A                                        9,600              742

Brazil (0.1%)
  Companhia Vale do Rio Doce - ADR                                 4,100              119

Canada (2.0%)
  Abitibi-Consolidated Inc. (b)                                   63,100              485
  BCE Inc. (b)                                                    29,900              540
  Four Seasons Hotels Inc. (b)                                     4,800              136
  Investors Group Inc.                                            12,000              203
  Suncor Energy Inc.                                               3,600               56
  TELUS Corporation                                               16,600              170
  Thomson Corporation (The) (CAD)                                 27,600              734
  Thomson Corporation (The) (USD)                                  4,600              123

Denmark (0.2%)
  Novo Nordisk A/S - Class B                                      10,000              289

Finland (0.7%)
  Nokia Oyj                                                       44,420              707
  Nokia Oyj - ADR                                                  8,600              133

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

France (5.6%)
  Air Liquide                                                      2,500   $          330
  BNP Paribas SA                                                   8,700              355
  Bouygues SA                                                     21,600              604
  Carrefour SA                                                     4,000              178
  Essilor International SA                                         8,700              359
  Groupe Danone SA                                                 1,300              175
  Renault SA                                                      15,700              738
  Sanofi-Synthelabo                                               45,200            2,765
  Schneider Electric SA                                            6,400              303
  Television Francaise 1                                           8,400              225
  Vivendi Universal (b)                                           40,800              659

Germany (2.4%)
  Aixtron AG                                                       2,400               11
  Allianz AG - Registered Shares                                   3,000              284
  Bayerische Motoren Werke AG (BMW) (b)                            6,400              195
  DaimlerChrysler AG - Registered Shares (b)                       7,500              230
  Deutsche Telekom AG                                             36,800              473
  Muenchener Rueckversicherungs - Gesellschaft AG                  4,900              586
  Preussag AG (b)                                                  4,000               67
  Siemens AG - Registered Shares (b)                              13,000              553
  ThyssenKrupp AG (b)                                             40,600              458

Greece (0.1%)
  Hellenic Telecommunications Organization SA (OTE)                7,100               78

Hong Kong (1.4%)
  Cheung Kong (Holdings) Limited                                  45,000              293
  Hang Lung Properties Limited                                   196,000              190
  Hang Seng Bank Limited                                          38,200              407
  Johnson Electric Holdings Limited                               86,000               94
  Li & Fung Limited                                              363,000              344
  Sun Hung Kai Properties Limited                                 60,000              355
  Swire Pacific Limited - Class A                                 11,500               44

Ireland (0.5%)
  CRH PLC (GBP)                                                    5,500               68
  CRH PLC (IRE)                                                   24,000              296
  RyanAir Holdings PLC - ADR (a)                                   6,700              262

Italy (0.4%)
  Assicurazioni Generali SpA (b)                                  10,600              218
  ENI - Ente Nazionale Idrocarburi (b)                            17,500              278

Japan (8.7%)
  Advantest Corporation                                           10,200              457
  AEON Co., Ltd.                                                  32,000              758
  AIFUL Corporation                                                4,650              175
  Canon Inc.                                                       9,000              339
  Daiwa House Industry Co., Ltd.                                  33,000              186
  Daiwa Securities Group Inc.                                     26,000              116
  Disco Corporation                                                3,500              140
  Enplas Corporation                                              13,000              323
  Fujitsu Limited                                                 40,000              114
  Hirose Electric Co., Ltd.                                          900               69
  Hitachi, Ltd.                                                   32,000              123
  Honda Motor Co., Ltd.                                            5,100              189
  Hoya Corporation                                                 4,400              308
  Japan Airlines Company, Ltd. (a)                               106,000              226
  Japan Telecom Co. Ltd.                                              86              267
  Mitsubishi Estate Company, Limited                              32,000              244
  Mitsubishi Heavy Industries, Ltd.                              177,000              433
  Mitsubishi Motors Corporation (a) (b)                           52,000              112
  Mitsui Sumitomo Insurance Co., Ltd.                             45,000              207
  Nikko Cordial Corporation                                      153,000              516
  Nintendo Co., Ltd.                                               1,700              159
  Nissan Motor Co., Ltd.                                         101,000              788
  Nomura Securities Co., Ltd. (The)                               20,500              231
  NTT DoCoMo, Inc.                                                   111              205
  OBIC Co., Ltd.                                                     600              104
  ORIX Corporation                                                 6,400              413
  Rohm Company, Ltd.                                               1,200              153
  Secom Co., Ltd. (b)                                              6,500              223
  Sekisui House, Ltd.                                             15,000              106



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
CAPITAL GUARDIAN GLOBAL (continued)
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Japan (continued)
  Shimamura Co., Ltd.                                              1,900   $          121
  Shionogi & Co., Ltd.                                            28,000              396
  Sony Corporation (b)                                             5,700              238
  Suzuki Motor Corporation (b)                                    39,000              424
  Taiyo Yuden Co., Ltd.                                           17,000              180
  Takeda Chemical Industries, Ltd.                                 2,000               84
  TDK Corporation                                                  6,000              242
  Tokyo Electron Limited                                          12,400              561
  Tokyu Corporation (b)                                           76,000              268
  Toray Industries, Inc.                                          58,000              123
  Yokogawa Electric Corporation (b)                               20,000              124

Mexico (0.4%)
  America Movil, SA de CV - Series L - ADR                         8,400              121
  America Telecom, SA de CV - ADR (a)                            101,300              118
  Telefonos de Mexico SA de CV - ADR (b)                           8,400              269

Netherlands (4.6%)
  ABN AMRO Holding NV                                             14,445              236
  ASM Lithography Holding NV (a)                                  53,900              450
  Heineken Holding NV - Class A                                    9,400              273
  Heineken NV                                                     15,850              619
  ING Groep NV                                                    15,800              268
  Koninklijke KPN NV (a)                                          39,800              259
  Koninklijke Philips Electronics NV                               8,800              154
  Koninklijke Philips Electronics NV -
    NY Registered Shares                                           2,100               37
  Royal Dutch Petroleum Company (b)                               63,800            2,810
  Royal Dutch Petroleum Company -
    NY Registered Shares                                           3,700              163
  Royal Numico NV - CVA                                           23,400              295
  Vedior NV - CVA (b)                                              5,900               34

New Zealand (0.2%)
  Telecom Corporation of New Zealand Limited                     104,900              249

Norway (1.2%)
  Norsk Hydro ASA                                                 15,800              708
  Norske Skogindustrier ASA                                       15,000              212
  Statoil ASA                                                     55,700              471

Russia (0.2%)
  Lukoil Oil Company - ADR (b)                                     3,800              230

Singapore (0.6%)
  DBS Group Holdings Ltd. - ADR - 144A (c)                        15,000               95
  Singapore Telecommunications Limited                           313,600              224
  United Overseas Bank Limited                                    33,000              225
  Venture Manufacturing (Singapore) Ltd.                          23,000              184

South Korea (0.3%)
  Samsung Electronics Co., Ltd. - GDR - 144A (c) (LUX)             2,250              300
  Samsung Electronics Co., Ltd. - GDR - 144A (c) (USD)               890              119

Spain (0.7%)
  Banco Bilbao Vizcaya Argentaria, SA                             52,700              505
  Inditex, SA                                                     14,200              336

Sweden (0.5%)
  Assa Abloy AB - Class B Free                                    17,200              196
  ForeningsSparbanken AB                                          36,500              431

Switzerland (4.7%)
  Holcim Ltd. - Class B                                            3,428              623
  Nestle SA - Registered Shares                                    4,069              863
  Nobel Biocare Holding AG (a)                                     2,811              181
  Novartis AG                                                     29,669            1,083
  STMicroelectronics NV (b)                                       15,600              306
  Swiss Reinsurance Company - Registered Shares                   14,768              969
  Swisscom AG - Registered Shares                                  4,172            1,209
  Synthes-Stratec, Inc.                                              374              229
  UBS AG - Registered Shares (a)                                   4,700              229

Taiwan (0.1%)
  Taiwan Semiconductor Manufacturing Company Ltd. - ADR
    (a)                                                           24,639              174

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

United Kingdom (11.1%)
  Amersham PLC                                                    15,700   $          141
  ARM Holdings PLC (a)                                            33,000               26
  AstraZeneca PLC                                                 90,400            3,175
  AstraZeneca PLC - ADR (b)                                       13,000              456
  BAE Systems PLC                                                116,900              233
  Barclays PLC                                                    37,300              231
  BG Group PLC                                                    54,200              234
  BHP Billiton PLC                                               121,647              650
  BOC Group PLC (The)                                             26,200              375
  Celltech Group PLC (a)                                          28,300              157
  Compass Group PLC                                               49,700              264
  Corus Group PLC (a)                                            413,600              181
  HBOS PLC                                                        17,700              187
  mmO2 PLC (a)                                                   403,000              287
  National Grid Group PLC (The)                                   36,600              269
  Pearson PLC                                                     46,100              426
  Prudential PLC                                                  55,000              389
  Reuters Group PLC                                               56,100              160
  Royal Bank of Scotland Group PLC (The)                          41,100              985
  Smiths Group PLC                                                55,100              617
  Standard Chartered PLC                                          17,600              200
  Unilever PLC                                                    39,500              376
  Vodafone Group PLC                                           1,771,866            3,231

United States (45.1%)
  AES Corporation (The) (a)                                       20,600               62
  Agilent Technologies, Inc. (a)                                  54,000              970
  Air Products and Chemicals, Inc.                                 7,400              316
  Allergan, Inc.                                                  22,000            1,268
  Altera Corporation (a)                                          75,600              933
  Amazon.com, Inc. (a) (b)                                        18,300              346
  American International Group, Inc.                               4,050              234
  American Standard Companies Inc. (a)                             5,600              398
  AmeriCredit Corp. (a)                                           10,600               82
  Anheuser-Busch Companies, Inc.                                   8,900              431
  AOL Time Warner Inc. (a)                                       106,350            1,392
  Applera Corporation - Applied Biosystems Group                  25,000              439
  Applied Materials, Inc. (a)                                    171,800            2,239
  Applied Micro Circuits Corporation (a)                          60,900              225
  AT&T Corp.                                                      26,900              702
  Avon Products, Inc.                                              3,000              162
  Baker Hughes Incorporated                                       37,200            1,197
  Bank One Corporation                                            18,800              687
  Berkshire Hathaway Inc. - Class A (a)                               21            1,528
  Bowater Incorporated                                             6,200              260
  Broadcom Corporation - Class A (a) (b)                          22,000              331
  Cablevision Systems Corporation - Class A (a) (b)               48,652              814
  Cadence Design Systems, Inc. (a)                                16,300              192
  Carnival Corporation                                            16,300              407
  CheckFree Holdings Corporation (a) (b)                          10,500              168
  ChevronTexaco Corporation                                        9,400              625
  Cisco Systems, Inc. (a)                                        126,000            1,651
  Citigroup Inc.                                                  14,800              521
  Comcast Corporation - Class A (a)                                1,335               31
  Concord EFS, Inc. (a)                                           31,400              494
  Cox Communications, Inc. - Class A (a) (b)                      10,200              290
  Del Monte Foods Company (a)                                      3,126               24
  Disney (Walt) Company (The)                                     24,600              401
  Duke Energy Corporation                                         13,700              268
  eBay Inc. (a)                                                   11,400              773
  Emerson Electric Co.                                             3,800              193
  Exxon Mobil Corporation                                         32,600            1,139
  Fannie Mae                                                      11,100              714
  FleetBoston Financial Corporation                               10,900              265
  Fluor Corporation                                               14,400              403
  Forest Laboratories, Inc. (a)                                   12,000            1,179
  Freddie Mac                                                      3,900              230
  General Electric Company                                        27,800              677
  General Motors Corporation - Class H (a)                        20,100              215
  General Motors Corporation (b)                                   9,700              358
  Golden West Financial Corporation                                3,300              237


The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
CAPITAL GUARDIAN GLOBAL (continued)
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
United States (continued)
  Goldman Sachs Group, Inc. (The)                                  3,000   $          204
  Heinz (H.J.) Company                                             7,000              230
  Hewlett-Packard Company                                         19,420              337
  Household International, Inc.                                   10,900              303
  Illinois Tool Works Inc. (b)                                     4,400              285
  International Business Machines Corporation                      3,100              240
  Interpublic Group of Companies, Inc. (The)                      17,800              251
  JDS Uniphase Corporation (a)                                    60,600              150
  Kinder Morgan, Inc.                                              2,100               89
  KLA -Tencor Corporation (a)                                     47,700            1,687
  Lauder (Estee) Companies Inc. (The) - Class A                    8,800              232
  Lehman Brothers Holdings Inc.                                    6,100              325
  Liberty Media Corporation - Class A (a)                         39,208              351
  Lilly (Eli) and Company                                         11,200              711
  Linear Technology Corporation                                   13,600              350
  Lowe's Companies, Inc.                                          31,700            1,189
  Macromedia, Inc. (a)                                            41,000              437
  McDonald's Corporation                                           2,800               45
  Medtronic, Inc.                                                 10,500              479
  Microsoft Corporation (a)                                       24,300            1,256
  Morgan Chase & Co. (J.P.)                                       31,900              766
  Motorola, Inc.                                                  18,200              157
  Navistar International Corporation (a) (b)                      18,000              438
  Newmont Mining Corporation                                       2,600               75
  Novellus Systems, Inc. (a)                                      12,700              357
  PepsiCo, Inc.                                                    9,200              388
  Pfizer Inc.                                                    103,200            3,155
  Philip Morris Companies Inc.                                     6,500              263
  PMC-Sierra, Inc. (a)                                            45,700              254
  PMI Group, Inc. (The)                                            8,600              258
  Polycom, Inc. (a)                                               44,500              424
  QUALCOMM Incorporated (a)                                       18,400              670
  Robert Half International Inc. (a)                               6,400              103
  Sabre Holdings Corporation (a)                                  11,100              201
  Schlumberger Limited                                             9,700              408
  SLM Corporation                                                  9,900            1,028
  Sprint Corporation (FON Group)                                  89,000            1,288
  Sprint Corporation (PCS Group) (a) (b)                         284,700            1,247
  Starwood Hotels & Resorts Worldwide, Inc.                        9,300              221
  Teradyne, Inc. (a) (b)                                          25,700              334
  TMP Worldwide Inc. (a) (b)                                      15,800              179
  Transocean Inc.                                                  7,600              176
  United Technologies Corporation                                 11,700              725
  Unocal Corporation                                              27,600              844
  USA Interactive (a) (b)                                         39,700              908
  VERITAS Software Corporation (a)                                16,900              264
  Wal-Mart Stores, Inc.                                            5,900              298
  Washington Mutual, Inc.                                         48,400            1,671
  Weatherford International Ltd. (a)                               7,800              311
  Wells Fargo & Company                                            6,900              323
  Xilinx, Inc. (a)                                                27,100              558
  Yahoo! Inc. (a)                                                 14,500              237
                                                                           --------------

TOTAL COMMON STOCKS (COST: $124,086)                                              114,267
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $125,408)                               $      115,586
                                                                           ==============

SUMMARY:
  Investments, at market value                                     96.0%   $      115,586
  Other assets in excess of liabilities                             4.0%            4,861
                                                           -------------   --------------
  Net assets                                                      100.0%   $      120,447
                                                           =============   ==============
INVESTMENTS BY INDUSTRY:
------------------------------------------------------------------------------------------
                                                            PERCENTAGE
                                                                               MARKET
                                                                                VALUE
------------------------------------------------------------------------------------------
  Pharmaceuticals                                                  12.4%   $       15,013
  Telecommunications                                                9.4%           11,439
  Commercial Banks                                                  6.5%            7,856
  Industrial Machinery & Equipment                                  5.5%            6,607
  Insurance                                                         4.4%            5,259
  Electronic Components & Accessories                               4.1%            4,922
  Petroleum Refining                                                4.0%            4,793
  Automotive                                                        3.2%            3,884
  Instruments & Related Products                                    3.2%            3,862
  Business Services                                                 3.0%            3,660
  Oil & Gas Extraction                                              2.8%            3,426
  Computer & Office Equipment                                       2.7%            3,228
  Electronic & Other Electric Equipment                             2.4%            2,843
  Computer & Data Processing Services                               2.3%            2,717
  Communications Equipment                                          1.8%            2,124
  Savings Institutions                                              1.6%            1,908
  Security & Commodity Brokers                                      1.5%            1,837
  Food & Kindred Products                                           1.4%            1,668
  Motion Pictures                                                   1.3%            1,620
  Retail Trade                                                      1.3%            1,515
  Personal Credit Institutions                                      1.3%            1,506
  Communication                                                     1.2%            1,486
  Beverages                                                         1.2%            1,438
  Chemicals & Allied Products                                       1.2%            1,415
  Medical Instruments & Supplies                                    1.2%            1,389
  Lumber & Other Building Materials                                 1.0%            1,189
  Radio & Television Broadcasting                                   0.9%            1,133
  Construction                                                      0.9%            1,113
  Real Estate                                                       0.9%            1,082
  Aerospace                                                         0.8%              958
  Paper & Allied Products                                           0.8%              957
  Metal Mining                                                      0.8%              954
  U.S. Government Agencies                                          0.8%              944
  Food Stores                                                       0.6%              753
  Life Insurance                                                    0.5%              657
  Wholesale Trade Durable Goods                                     0.5%              645
  Mining                                                            0.5%              623
  Electric Services                                                 0.5%              599
  Air Transportation                                                0.5%              545
  Printing & Publishing                                             0.4%              508
  Beer, Wine & Distilled Beverages                                  0.4%              470
  Apparel & Accessory Stores                                        0.4%              457
  Machinery, Equipment & Supplies                                   0.4%              443
  Water Transportation                                              0.3%              407
  Amusement & Recreation Services                                   0.3%              401
  Transportation & Public Utilities                                 0.3%              389
  Lumber & Construction Materials                                   0.3%              364
  Hotels & Other Lodging Places                                     0.3%              357
  Transportation Equipment                                          0.3%              344
  Gas Production & Distribution                                     0.3%              323
  Restaurants                                                       0.3%              309
  Variety Stores                                                    0.2%              298
  Tobacco Products                                                  0.2%              263
  Manufacturing Industries                                          0.2%              196
  Residential Building Construction                                 0.2%              186
  Primary Metal Industries                                          0.2%              181
  Textile Mill Products                                             0.1%              123
                                                           -------------   --------------
  Investments, at market value                                     96.0%          115,586
  Other assets in excess of liabilities                             4.0%            4,861
                                                           -------------   --------------
  Net assets                                                      100.0%   $      120,447
                                                           =============   ==============



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
CAPITAL GUARDIAN GLOBAL (continued)
At December 31, 2002
(all amounts except share amounts in thousands)

FORWARD FOREIGN CURRENCY CONTRACTS:

-----------------------------------------------------------------------------
                                               AMOUNT IN      NET UNREALIZED
                    BOUGHT     SETTLEMENT    U.S. DOLLARS      APPRECIATION
CURRENCY            (SOLD)        DATE       BOUGHT (SOLD)    (DEPRECIATION)
-----------------------------------------------------------------------------
Canadian Dollar         (392)  02/21/2003   $         (248)   $            0
Euro Dollar               34   01/02/2003               36                 0
Euro Dollar              281   01/06/2003              274                21
Euro Dollar              247   02/21/2003              248                11
Euro Dollar              561   02/28/2003              548                40
Euro Dollar              175   03/04/2003              177                 7
Euro Dollar            1,564   03/31/2003            1,526               111
Euro Dollar             (327)  04/22/2003             (322)              (21)
Euro Dollar              327   04/22/2003              318                25
Japanese Yen          (3,963)  01/06/2003              (33)                0
Japanese Yen         (65,190)  02/28/2003             (548)               (2)
Japanese Yen        (183,898)  03/31/2003           (1,526)              (31)
Japanese Yen         (38,915)  04/22/2003             (315)              (14)
Japanese Yen          38,915   04/22/2003              322                 7
Mexican New Peso      (1,789)  03/04/2003             (177)                7
                                            --------------    --------------
                                            $          280    $          161
                                            ==============    ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a)     No dividends were paid during the preceding twelve months.

(b)     At December 31, 2002, all or a portion of this security is on loan (see
        Note 1F). The market value at December 31, 2002 of all securities on loan is $9,692. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

(c) Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

(d)     Market value is less than $1.
DEFINITIONS:

ADR      American Depositary Receipt
CVA      Certificaaten van aandelen (share certificates)
GDR      Global Depository Receipt



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
CLARION REAL ESTATE SECURITIES
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (93.3%)

HOLDING AND OTHER INVESTMENT OFFICES (89.5%)

Apartments (16.5%)
  Apartment Investment & Management Co. - Class A (a)            121,400   $        4,550
  Archstone-Smith Trust                                          198,300            4,668
  BRE Properties, Inc. - Class A                                  81,400            2,540
  Camden Property Trust                                          124,800            4,119
  Home Properties of New York, Inc.                               77,100            2,656
  United Dominion Realty Trust, Inc.                             119,100            1,948

Diversified (13.6%)
  Duke-Weeks Realty Corporation (a)                              141,300            3,596
  iStar Financial Inc.                                            90,600            2,541
  Keystone Property Trust                                        109,431            1,857
  Liberty Property Trust (a)                                     169,300            5,407
  Vornado Realty Trust                                            94,600            3,519

Health Care (4.2%)
  Health Care REIT, Inc.                                          86,951            2,352
  Healthcare Realty Trust Incorporated                            75,500            2,208
  Ventas, Inc.                                                    57,200              655

Hotels (0.5%)
  LaSalle Hotel Properties                                        45,500              637

Office Property (18.5%)
  Arden Realty, Inc.                                             132,100            2,926
  Boston Properties, Inc.                                        124,600            4,593
  Brandywine Realty Trust                                        115,300            2,515
  CarrAmerica Realty Corporation                                  69,500            1,741
  Equity Office Properties Trust                                 132,300            3,305
  Mack-Cali Realty Corporation                                   119,400            3,618
  Prentiss Properties Trust                                      148,500            4,200

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Regional Malls (15.3%)
  CBL & Associates Properties, Inc.                               99,500   $        3,986
  General Growth Properties, Inc. (a)                            106,700            5,548
  Macerich Company (The)                                         127,300            3,915
  Simon Property Group, Inc.                                     162,100            5,523

Shopping Centers (13.1%)
  Developers Diversified Realty Corporation (a)                  225,800            4,965
  Heritage Property Investment Trust                             133,400            3,331
  New Plan Realty Trust, Inc.                                     62,100            1,185
  Pan Pacific Retail Properties, Inc.                             34,400            1,257
  Regency Centers Corporation                                    172,700            5,595

Warehouses (7.8%)
  AMB Property Corporation                                       127,200            3,480
  ProLogis Trust                                                 249,200            6,267

HOTELS AND OTHER LODGING PLACES (3.8%)

Hotels (3.8%)
  Hilton Hotels Corporation                                      238,000            3,025
  Starwood Hotels & Resorts Worldwide, Inc.                       72,100            1,712
                                                                           --------------

TOTAL COMMON STOCKS (COST: $116,861)                                              115,940
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $116,861)                               $      115,940
                                                                           ==============

SUMMARY:
  Investments, at market value                                     93.3%   $      115,940
  Other assets in excess of liabilities                             6.7%            8,279
                                                           -------------   --------------
  Net assets                                                      100.0%   $      124,219
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a)     At December 31, 2002, all or a portion of this security is on loan (see
        Note 1F). The market value at December 31, 2002 of all securities on loan is $12,321. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MFS HIGH YIELD
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

FOREIGN GOVERNMENT OBLIGATIONS (0.7%)
  Ministry Finance of Russia
    3.00%, due 05/14/2011                                  $         570   $          393
  Russian Federation - 144A (c)
    11.00%, due 07/24/2018                                         1,000            1,198
  United Mexican States
    8.38%, due 01/14/2011                                            190              215
                                                                           --------------

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (COST: $1,732)                                 1,806
                                                                           --------------

MORTGAGE-BACKED SECURITIES (0.1%)
  Commercial Mortgage Acceptance Corporation
    5.44%, due 09/15/2030                                            230              187
  Morgan Stanley Capital I Inc. (f)
    6.12%, due 03/15/2031                                            125              117
                                                                           --------------

TOTAL MORTGAGE-BACKED SECURITIES (COST: $267)                                         304
                                                                           --------------

CORPORATE DEBT SECURITIES (85.6%)

Aerospace (0.5%)
  Argo-Tech Corporation
    8.63%, due 10/01/2007                                             50               35
  K & F Industries, Inc.
    9.25%, due 10/15/2007                                            190              197
  K & F Industries, Inc. - 144A (c)
    9.63%, due 12/15/2010                                          1,055            1,073

Agriculture (0.5%)
  Michael Foods, Inc.
    11.75%, due 04/01/2011                                         1,160            1,299

Air Transportation (0.0%)
  Continental Airlines, Inc.
    6.55%, due 02/02/2019                                            135              117

Amusement & Recreation Services (5.0%)
  Ameristar Casinos, Inc.
    10.75%, due 02/15/2009                                            60               66
  Argosy Gaming Company
    10.75%, due 06/01/2009                                           295              325
    9.00%, due 09/01/2011                                          1,045            1,106
  Aztar Corporation
    8.88%, due 05/15/2007                                          1,275            1,301
  Boyd Gaming Corporation
    9.25%, due 08/01/2009                                            405              440
  Hollywood Park Inc.
    9.25%, due 02/15/2007                                            235              208
  Horseshoe Gaming Holding Corp.
    8.63%, due 05/15/2009                                            375              398
  Isle of Capri Casinos, Inc.
    8.75%, due 04/15/2009                                          1,510            1,552
  Mandalay Resort Group
    9.50%, due 08/01/2008                                            135              150
  MGM MIRAGE
    8.50%, due 09/15/2010                                            765              845
    8.38%, due 02/01/2011 (b)                                      1,790            1,929
  Pinnacle Entertainment, Inc.
    9.50%, due 08/01/2007                                            680              605
  Station Casinos, Inc.
    8.38%, due 02/15/2008                                            625              664
    8.88%, due 12/01/2008                                          1,425            1,482
    9.88%, due 07/01/2010                                            165              179
  Vail Resorts, Inc.
    8.75%, due 05/15/2009                                            390              400
  Vail Resorts, Inc. - 144A (c)
    8.75%, due 05/15/2009                                          1,150            1,179

Apparel & Accessory Stores (0.5%)
  Gap, Inc. (The) (b)
    10.55%, due 12/15/2008                                           890              970
  J. Crew Operating Corp. (b)
    10.38%, due 10/15/2007                                           440              370

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

Apparel Products (0.0%)
  WestPoint Stevens Inc.
    7.88%, due 06/15/2005                                  $          60   $           19
    7.88%, due 06/15/2008                                            125               36

Automotive (2.2%)
  American Axle & Manufacturing, Inc.
    9.75%, due 03/01/2009                                          1,235            1,325
  ArvinMeritor, Inc.
    8.75%, due 03/01/2012                                          1,335            1,408
  Dana Corporation
    10.13%, due 03/15/2010                                         1,045            1,058
    9.00%, due 08/15/2011                                            720              695
  Delco Remy International, Inc.
    8.63%, due 12/15/2007                                            105               86
  Dura Operating Corporation (b)
    9.00%, due 05/01/2009                                            125              114
  Hayes Lemmerz International, Inc. - 144A (b) (c) (e)
    11.88%, due 06/15/2006                                            80               45
  Metaldyne Corporation
    11.00%, due 06/15/2012                                           115               94
  Navistar International Corporation
    9.38%, due 06/01/2006                                            845              811
  Venture Holdings Trust
    9.50%, due 07/01/2005                                            180               40

Automotive Dealers & Service Stations (0.1%)
  Advance Stores Company, Inc.
    10.25%, due 04/15/2008                                           300              318

Business Credit Institutions (0.7%)
  Ford Motor Credit Company
    7.25%, due 10/25/2011                                          1,100            1,069
  PCA LLC (PCS Finance Corporation) - 144A (c)
    11.88%, due 08/01/2009                                           660              670

Business Services (2.2%)
  Clear Channel Communications, Inc.
    8.00%, due 11/01/2008                                            475              518
  Lamar Media Corp. - 144A (c)
    7.25%, due 01/01/2013                                            355              361
  NDCHealth Corporation - 144A (c)
    10.50%, due 12/01/2012                                           355              355
  R.H. Donnelley Financial Corporation I - 144A (c)
    8.88%, due 12/15/2010                                            945            1,011
    10.88%, due 12/15/2012                                           320              349
  United Rentals, Inc. (b)
    10.75%, due 04/15/2008                                           710              706
  Williams Scotsman, Inc.
    9.88%, due 06/01/2007                                          2,405            2,225

Chemicals & Allied Products (2.6%)
  Acetex Corporation
    10.88%, due 08/01/2009                                           515              546
  Compass Minerals Group, Inc.
    10.00%, due 08/15/2011                                           420              460
  Huntsman ICI Chemicals LLC (b)
    10.13%, due 07/01/2009                                           305              253
  Huntsman International LLC
    9.88%, due 03/01/2009                                          2,040            2,040
  Johnsondiversey Inc. - 144A (c)
    9.63%, due 05/15/2012 (EUR) (f)                                   25               27
    9.63%, due 05/15/2012 (USD) (b)                                2,385            2,509
  MacDermid, Incorporated
    9.13%, due 07/15/2011                                            525              560
  Noveon, Inc.
    11.00%, due 02/28/2011                                            50               55
  PCI Chemicals Canada, Inc.
    10.00%, due 12/31/2008                                            15               11
  Pioneer Companies, Inc. (g)
    5.36%, due 12/31/2006                                              5                3
  Sovereign Specialty Chemicals, Inc.
    11.88%, due 03/15/2010                                            80               72


The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MFS HIGH YIELD (continued)

At December 31, 2002

(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------
Chemicals & Allied Products (continued)
  Sterling Chemicals, Inc.
    11.75%, due 08/15/2006 (e)                             $          40   $           (d)
    11.25%, due 04/01/2007 (e)                                        50               (d)
    10.00%, due 12/19/2007                                            11                4

Communication (5.1%)
  Charter Communications Holdings LLC
    8.25%, due 04/01/2007                                            415              185
    8.63%, due 04/01/2009                                            325              145
  Comcast Corporation
    10.50%, due 06/15/2006                                            75               84
    8.25%, due 02/15/2008                                             50               52
  CSC Holdings, Inc.
    8.13%, due 07/15/2009                                          1,400            1,346
  CSC Holdings, Inc. - Series M
    8.13%, due 08/15/2009                                          2,095            2,014
  Echostar DBS Corporation
    10.38%, due 10/01/2007                                           310              336
    9.38%, due 02/01/2009                                          2,675            2,829
  Insight Midwest LP
    9.75%, due 10/01/2009                                          2,150            2,043
  Mediacom Broadband LLC
    11.00%, due 07/15/2013                                         1,585            1,609
  Mediacom LLC
    9.50%, due 01/15/2013                                            670              603
  Ono Finance PLC - 144A (c)
    Zero Coupon, due 03/16/2011                                       50               (d)
  PanAmSat Corporation
    8.50%, due 02/01/2012                                            925              883
  Quebecor Media, Inc.
    11.13%, due 07/15/2011                                           110              101
  Renaissance Media Group LLC (h)
    0.00%, due 04/15/2008                                            945              747
  Telewest Communications PLC (b) (h)
    0.00%, due 04/15/2009                                            255               36
    0.00%, due 02/01/2010                                             15                2
  XM Satellite Radio Inc.
    14.00%, due 03/15/2010                                            65               44

Communications Equipment (1.3%)
  Alamosa PCS Holdings, Inc. (h)
    0.00%, due 02/15/2010                                            225               41
  CC V Holdings Finance, Inc. (h)
    0.00%, due 12/01/2008                                             50               31
  L-3 Communications Corporation
    7.63%, due 06/15/2012                                          3,075            3,167
  L-3 Communications Corporation - Series B
    8.00%, due 08/01/2008                                             50               52

Computer & Data Processing Services (1.6%)
  Unisys Corporation
    8.13%, due 06/01/2006                                          3,935            4,102
    7.88%, due 04/01/2008                                            115              117

Computer & Office Equipment (1.0%)
  General Binding Corporation
    9.38%, due 06/01/2008                                          1,305            1,031
  Xerox Capital (Europe) PLC
    5.88%, due 05/15/2004                                          1,570            1,499

Construction (1.1%)
  D.R. Horton, Inc.
    8.00%, due 02/01/2009                                          2,150            2,150
  WCI Communities, Inc.
    9.13%, due 05/01/2012                                            610              549

Department Stores (0.1%)
  Saks Incorporated
    8.25%, due 11/15/2008                                            330              328

Electric Services (0.7%)
  FirstEnergy Corp.
    6.45%, due 11/15/2011                                            200              199

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------
Electric Services (continued)
  PSEG Power LLC
    7.75%, due 04/15/2011                                  $         268   $          284
    8.63%, due 04/15/2031                                            384              413
  TECO Energy, Inc.
    7.00%, due 05/01/2012                                            130              109
  TECO Energy, Inc. - 144A (c)
    10.50%, due 12/01/2007                                           225              221
  TXU Corp. (b)
    6.38%, due 06/15/2006                                            600              549

Electronic & Other Electric Equipment (0.4%)
  Motors and Gears, Inc.
    10.75%, due 11/15/2006                                         1,105              953

Electronic Components & Accessories (1.1%)
  Flextronics International Ltd. (b)
    8.75%, due 10/15/2007                                          1,000            1,028
    9.88%, due 07/01/2010                                            795              857
  Tyco International Group SA
    7.00%, due 06/15/2028                                          1,000              880

Environmental Services (1.7%)
  Allied Waste North America, Inc.
    7.63%, due 01/01/2006                                          1,340            1,333
    8.88%, due 04/01/2008                                            575              584
    10.00%, due 08/01/2009 (b)                                       935              928
  Waste Management, Inc.
    6.88%, due 05/15/2009                                            114              120
  Waste Management, Inc. - 144A (c)
    6.38%, due 11/15/2012                                          1,440            1,482

Fabricated Metal Products (0.9%)
  Alliant Techsystems, Inc.
    8.50%, due 05/15/2011                                            160              173
  Atrium Companies, Inc.
    10.50%, due 05/01/2009                                           540              524
  Blount, Inc.
    7.00%, due 06/15/2005                                            870              735
    13.00%, due 08/01/2009                                            25               16
  Euramax International PLC
    11.25%, due 10/01/2006                                           255              263
  Numatics, Inc.
    9.63%, due 04/01/2008                                             80               38
  TriMas Corporation - 144A (c)
    9.88%, due 06/15/2012                                            600              594

Food & Kindred Products (0.6%)
  Burns, Philp & Company Limited - 144A (c)
    9.75%, due 07/15/2012                                          1,275            1,224
  Fage Dairy Industries SA
    9.00%, due 02/01/2007                                             35               33
  Premier International Foods PLC
    12.00%, due 09/01/2009                                           265              284

Food Stores (0.3%)
  7-Eleven, Inc.
    5.00%, due 12/15/2003                                            800              771

Furniture & Fixtures (1.2%)
  Lear Corporation
    8.11%, due 05/15/2009                                          1,075            1,137
  Sealy Mattress Company
    9.88%, due 12/15/2007                                            950              912
  Simmons Company
    10.25%, due 03/15/2009                                           970            1,028

Health Services (2.9%)
  Alliance Imaging, Inc.
    10.38%, due 04/15/2011                                         1,570            1,531
  Beverly Enterprises, Inc.
    9.63%, due 04/15/2009                                            345              290
  HCA Inc.
    7.88%, due 02/01/2011                                          3,415            3,744
  Insight Health Services Corp.
    9.88%, due 11/01/2011                                            175              168


The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MFS HIGH YIELD (continued)

At December 31, 2002

(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------
Health Services (continued)
  Prime Medical Services, Inc.
    8.75%, due 04/01/2008                                  $          40   $           37
  Tenet Healthcare Corporation
    6.50%, due 06/01/2012                                            975              882
  Triad Hospitals, Inc.
    8.75%, due 05/01/2009                                            710              761

Holding & Other Investment Offices (0.1%)
  Corrections Corporation of America - 144A (c)
    9.88%, due 05/01/2009                                            315              334

Hotels & Other Lodging Places (4.1%)
  Coast Hotels & Casinos, Inc.
    9.50%, due 04/01/2009                                          2,060            2,204
  HMH Properties, Inc.
    8.45%, due 12/01/2008                                          3,260            3,219
  Las Vegas Sands, Inc. (Venetian Casino Resort LLC) -
     144A (c)
    11.00%, due 06/15/2010                                           225              235
  Park Place Entertainment Corporation
    8.88%, due 09/15/2008                                             70               74
    8.13%, due 05/15/2011 (b)                                      3,685            3,823
  Starwood Hotels & Resorts Worldwide, Inc.
    6.75%, due 11/15/2005                                            459              459
  Starwood Hotels & Resorts Worldwide, Inc. - 144A (c)
    7.88%, due 05/01/2012                                            600              594

Industrial Machinery & Equipment (7.1%)
  Actuant Corporation
    13.00%, due 05/01/2009                                            26               30
  Agco Corporation
    9.50%, due 05/01/2008                                          1,530            1,652
  American Standard Inc.
    7.13%, due 02/15/2003                                            125              125
    7.38%, due 02/01/2008                                          3,635            3,799
    7.63%, due 02/15/2010                                             45               48
  Columbus McKinnon Corporation
    8.50%, due 04/01/2008                                          1,160              835
  Cummins Inc. - 144A (c)
    9.50%, due 12/01/2010                                          2,130            2,268
  Grant Prideco Escrow Corp. - 144A (c)
    9.00%, due 12/15/2009                                             75               78
  Gulfmark Offshore, Inc.
    8.75%, due 06/01/2008                                            925              934
  JLG Industries, Inc.
    8.38%, due 06/15/2012                                            225              187
  Joy Global Inc.
    8.75%, due 03/15/2012                                            235              245
  Manitowoc Company, Inc. (The)
    10.38%, due 05/15/2011                                           120              124
    10.50%, due 08/01/2012 (b)                                       975            1,012
  Moog Inc.
    10.00%, due 05/01/2006                                         1,825            1,834
  NMHG Holding Co.
    10.00%, due 05/15/2009                                           110              110
  Rexnord Corporation - 144A (c)
    10.13%, due 12/15/2012                                         1,235            1,266
  SPX Corporation
    7.50%, due 01/01/2013                                          1,390            1,409
  Terex Corporation
    8.88%, due 04/01/2008 (b)                                        225              203
    10.38%, due 04/01/2011                                         2,250            2,115
  Thermadyne Holdings Corporation (e)
    9.88%, due 06/01/2008                                             50               14
    0.00%, due 06/01/2008 (h)                                         85               (d)

Instruments & Related Products (0.4%)
  Dresser, Inc. (b)
    9.38%, due 04/15/2011                                            900              905

Insurance (0.4%)
  Willis Corroon Corporation
    9.00%, due 02/01/2009                                          1,080            1,139

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

Leather & Leather Products (0.4%)
  Samsonite Corporation
    10.75%, due 06/15/2008                                 $       1,115   $          903

Lumber & Wood Products (0.8%)
  Nortek, Inc.
    9.25%, due 03/15/2007                                            720              740
    8.88%, due 08/01/2008                                            175              179
  Tembec Industries, Inc.
    7.75%, due 03/15/2012                                          1,180            1,145

Metal Cans & Shipping Containers (1.5%)
  Ball Corporation
    8.25%, due 08/01/2008                                            515              542
  Ball Corporation - 144A (c)
    6.88%, due 12/15/2012                                          2,700            2,713
  BWAY Corporation - 144A (c)
    10.00%, due 10/15/2010                                           185              192
  Silgan Holdings Inc.
    9.00%, due 06/01/2009                                            490              511

Mining (1.3%)
  P&L Coal Holdings Corporation
    8.88%, due 05/15/2008                                            765              803
  P&L Coal Holdings Corporation - Series B
    9.63%, due 05/15/2008                                          2,421            2,556

Motion Pictures (0.7%)
  AMC Entertainment, Inc. (b)
    9.50%, due 02/01/2011                                            775              763
  AOL Time Warner Inc.
    6.88%, due 05/01/2012                                            165              174
  Regal Cinemas, Inc. (b)
    9.38%, due 02/01/2012                                            715              761

Oil & Gas Extraction (3.1%)
  Belden & Blake Corporation
    9.88%, due 06/15/2007                                            265              225
  Chesapeake Energy Corporation
    8.13%, due 04/01/2011                                          1,715            1,766
  Continental Resources, Inc.
    10.25%, due 08/01/2008                                            30               27
  Encore Acquisition Company - 144A (c)
    8.38%, due 06/15/2012                                            930              967
  Magnum Hunter Resources, Inc.
    9.60%, due 03/15/2012                                            295              313
  Mission Resources Corporation
    10.88%, due 04/01/2007                                            85               51
  Ocean Rig ASA
    10.25%, due 06/01/2008                                         1,150            1,035
  Pemex Project Funding Master Trust
    9.13%, due 10/13/2010                                            522              598
  Pioneer Natural Resources Company
    9.63%, due 04/01/2010                                             55               65
    7.50%, due 04/15/2012                                            930            1,006
  SESI, LLC
    8.88%, due 05/15/2011                                             95               97
  Stone Energy Corporation
    8.25%, due 12/15/2011                                             60               62
  Vintage Petroleum, Inc.
    8.25%, due 05/01/2012                                            580              603
  Westport Resources Corporation
    8.25%, due 11/01/2011                                            720              756
  Westport Resources Corporation - 144A (c)
    8.25%, due 11/01/2011                                            430              452

Paper & Allied Products (5.3%)
  Abitibi-Consolidated Inc.
    8.55%, due 08/01/2010 (b)                                      1,300            1,443
    8.85%, due 08/01/2030                                            374              402
  Appleton Papers, Inc.
    12.50%, due 12/15/2008                                           535              585
  Bowater Canada Finance Corporation - 144A (c)
    7.95%, due 11/15/2011                                          2,070            2,187


The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MFS HIGH YIELD (continued)

At December 31, 2002

(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------
Paper & Allied Products (continued)
  Buckeye Technologies, Inc.
    8.50%, due 12/15/2005                                  $          35   $           32
    9.25%, due 09/15/2008                                            100               86
    8.00%, due 10/15/2010                                          1,350            1,090
  Corporacion Durango, SA de CV - 144A (c)
    13.75%, due 07/15/2009                                           720              252
  Fibermark, Inc. (b)
    10.75%, due 04/15/2011                                         1,380            1,394
  Graphic Packaging Corporation
    8.63%, due 02/15/2012                                            585              616
  Huntsman Packaging Corporation
    13.00%, due 06/01/2010                                           380              349
  Jefferson Smurfit Group PLC
    8.25%, due 10/01/2012                                          1,135            1,158
  Mail-Well I Corporation
    9.63%, due 03/15/2012                                            115              102
  Pliant Corporation
    13.00%, due 06/01/2010                                           860              787
  Riverwood International Corporation
    10.63%, due 08/01/2007                                         2,900            3,002
    10.63%, due 08/01/2007                                           200              207

Paper & Paper Products (0.8%)
  MDP Acquisitions PLC - 144A (c)
    9.63%, due 10/01/2012                                          1,540            1,602
  United Stationers Supply Co.
    8.38%, due 04/15/2008                                            430              434

Paperboard Containers & Boxes (0.3%)
  Greif Bros. Corporation
    8.88%, due 08/01/2012                                            290              307
  Kappa Beheer BV
    10.63%, due 07/15/2009                                           550              589

Petroleum Refining (1.0%)
  Lyondell Chemical Company
    9.63%, due 05/01/2007                                          2,055            1,973
    9.88%, due 05/01/2007                                            180              173
    9.50%, due 12/15/2008                                            160              149
  Tesoro Petroleum Corporation
    9.63%, due 04/01/2012                                            155              101
    9.00%, due 07/01/2008 (b)                                        175              116

Pharmaceuticals (0.3%)
  AmerisourceBergen Corporation - 144A (c)
    7.25%, due 11/15/2012                                            790              810

Primary Metal Industries (1.4%)
  AK Steel Corporation
    7.88%, due 02/15/2009                                            220              222
  AK Steel Holding Corporation - 144A (b) (c)
    7.75%, due 06/15/2012                                          1,890            1,904
  Century Aluminum Company
    11.75%, due 04/15/2008                                           100               97
  Commonwealth Industries, Inc.
    10.75%, due 10/01/2006                                            85               85
  International Wire Group, Inc.
    11.75%, due 06/01/2005                                            75               45
  Kaiser Aluminum & Chemical Corporation (b) (e)
    9.88%, due 02/15/2049                                             80               54
  MMI Products, Inc.
    11.25%, due 04/15/2007                                           925              852
  Russell Metals, Inc.
    10.00%, due 06/01/2009                                            55               58
  Ryerson Tull, Inc.
    9.13%, due 07/15/2006                                            180              170
  WCI Steel, Inc.
    10.00%, due 12/01/2004                                           310               82

Printing & Publishing (3.0%)
  American Media Operations, Inc.
    10.25%, due 05/01/2009                                         1,169            1,210

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------
Printing & Publishing (continued)
  Dex Media East LLC (Dex Media Finance Co.) -  144A (c)
    9.88%, due 11/15/2009                                  $       1,330   $        1,423
  Hollinger International Publishing Inc.
    9.25%, due 03/15/2007                                             90               94
  Hollinger International Publishing Inc. - 144A (c)
    9.00%, due 12/15/2010                                          2,000            2,018
  Primedia Inc.
    8.88%, due 05/15/2011                                          1,280            1,158
  Quebecor World Inc.
    8.38%, due 11/15/2008                                             75               78
    7.75%, due 02/15/2009                                              5                5
  TransWestern Publishing Company LLC
    9.63%, due 11/15/2007                                            950              993
  Yell Finance
    10.75%, due 08/01/2011                                           595              655

Radio & Television Broadcasting (5.7%)
  Acme Television, LLC (b)
    10.88%, due 09/30/2004                                         1,235            1,257
  Allbritton Communications Company
    9.75%, due 11/30/2007                                            480              497
    8.88%, due 02/01/2008                                            100              103
  Allbritton Communications Company - 144A (c)
    7.75%, due 12/15/2012                                          1,720            1,722
  Canwest Media, Inc. (b)
    10.63%, due 05/15/2011                                           805              859
  Chancellor Media Corporation
    8.13%, due 12/15/2007                                          2,500            2,602
  Cox Radio, Inc.
    6.63%, due 02/15/2006                                            150              155
  Emmis Communications Corporation
    8.13%, due 03/15/2009 (b)                                        870              900
    0.00%, due 03/15/2011 (h)                                        401              322
  Entercom Radio, LLC
    7.63%, due 03/01/2014                                            605              635
  Granite Broadcasting Corporation
    10.38%, due 05/15/2005                                             9                8
    8.88%, due 05/15/2008                                             50               41
  Lin Holdings Corporation
    0.00%, due 03/01/2008 (h)                                        300              306
    8.00%, due 01/15/2008                                            970            1,027
  Paxson Communications Corporation
    10.75%, due 07/15/2008                                           850              838
    0.00%, due 01/15/2009 (h)                                        145               92
  Radio One, Inc. (b)
    8.88%, due 07/01/2011                                            800              856
  Spanish Broadcasting System, Inc.
    9.63%, due 11/01/2009                                          1,135            1,175
  Young Broadcasting Inc.
    8.50%, due 12/15/2008                                          1,215            1,254

Railroads (0.5%)
  Kansas City Southern
    7.50%, due 06/15/2009                                          1,105            1,166

Restaurants (0.4%)
  YUM! Brands, Inc.
    7.70%, due 07/01/2012                                            890              926

Retail Trade (1.0%)
  AmeriGas Partners, L.P.
    8.88%, due 05/20/2011                                            725              754
  Cole National Group
    8.63%, due 08/15/2007                                            135              128
    8.88%, due 05/15/2012                                            745              700
  Finlay Enterprises, Inc.
    9.00%, due 05/01/2008                                            275              242
  Finlay Fine Jewelry Corporation
    8.38%, due 05/01/2008                                            722              679

Rubber & Misc. Plastic Products (0.5%)
  Consolidated Container Company LLC
    10.13%, due 07/15/2009                                           185              124


The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MFS HIGH YIELD (continued)

At December 31, 2002

(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------
Rubber & Misc. Plastic Products (continued)
  Foamex L.P. - 144A (c)
    10.75%, due 04/01/2009                                 $         295   $          207
  Formica Corporation (e)
    10.88%, due 03/01/2009                                           100               24
  Plastipak Holdings, Inc.
    10.75%, due 09/01/2011                                           555              583
  Plastipak Holdings, Inc. - 144A (c)
    10.75%, due 09/01/2011                                           425              447

Security & Commodity Brokers (4.5%)
  Morgan Stanley Tracers - 144A (c)
    9.41%, due 12/15/2012                                         11,500           11,561

Social Services (0.4%)
  Kindercare Learning Centers, Inc.
    9.50%, due 02/15/2009                                            940              912

Stone, Clay & Glass Products (1.4%)
  Owens-Brockway Glass Container Inc.
    8.88%, due 02/15/2009                                          2,745            2,827
  Owens-Brockway Glass Container Inc. - 144A (c)
    8.75%, due 11/15/2012                                            825              837

Telecommunications (1.2%)
  American Cellular Corporation
    9.50%, due 10/15/2009                                            175               33
  AT&T Canada Inc. (e) (h)
    0.00%, due 06/15/2008                                             35                5
  Centennial Communications Corp.
    10.75%, due 12/15/2008                                           175               95
  Energis PLC (e) (f)
    9.75%, due 06/15/2009                                             70                1
  Esprit Telecom Group PLC (e)
    10.88%, due 06/15/2008                                            15               (d)
  Global Crossing Holdings, Ltd.
    10.50%, due 12/01/2008                                            53               (d)
  Jazztel PLC
    14.00%, due 04/01/2009                                            70                6
  MJD Communications, Inc.
    9.50%, due 05/01/2008                                             80               55
  Nextel Communications, Inc. (h)
    0.00%, due 02/15/2008                                          2,930            2,680
  NTL Incorporated (e) (h)
    0.00%, due 10/01/2008                                            175               13
  NTL Incorporated - Series B (e) (h)
    0.00%, due 04/01/2008                                            200               16
  Rural Cellular Corporation
    9.75%, due 01/15/2010                                            105               63
  Song Networks NV (e)
    13.00%, due 05/15/2009                                           165               23
  Triton PCS, Inc.
    0.00%, due 05/01/2008 (h)                                         30               25
    8.75%, due 11/15/2011                                            135              109

Textile Mill Products (0.3%)
  Collins and Aikman Products
    10.75%, due 12/31/2011                                           845              805

Transportation & Public Utilities (0.4%)
  Plains All American Pipeline, L.P. - 144A (c)
    7.75%, due 10/15/2012                                          1,105            1,149

Trucking & Warehousing (0.9%)
  Iron Mountain Incorporated
    8.75%, due 09/30/2009                                             80               83
    8.63%, due 04/01/2013                                          1,585            1,656
    7.75%, due 01/15/2015 (b)                                        500              500

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

Variety Stores (0.2%)
  Dollar General Corporation
    8.63%, due 06/15/2010                                  $         390   $          402

Water Transportation (0.5%)
  Stena AB - 144A (c)
    9.63%, due 12/01/2012                                          1,120            1,156

Wholesale Trade Durable Goods (0.5%)
  Fisher Scientific International Inc.
    9.00%, due 02/01/2008                                             95               99
    8.13%, due 05/01/2012                                            865              895
  Jorgensen (Earle M.) Company
    9.75%, due 06/01/2012                                            175              178

Wholesale Trade Nondurable Goods (0.9%)
  Fleming Companies, Inc. (b)
    10.13%, due 04/01/2008                                           470              404
     9.25%, due 06/15/2010                                           305              239
  Roundy's, Inc.
    8.88%, due 06/15/2012                                          1,090            1,068
  Roundy's, Inc. - 144A (c)
    8.88%, due 06/15/2012                                            600              588
                                                                           --------------

TOTAL CORPORATE DEBT SECURITIES (COST: $219,899)                                  219,494
                                                                           --------------

CONVERTIBLE BONDS (0.1%)

Communication (0.1%)
  Crown Castle International Corporation
    12.75%, due 12/15/2010                                             3                2
  CSC Holdings, Inc.
    11.13%, due 04/01/2008                                           173              161
                                                                           --------------

TOTAL CONVERTIBLE BONDS (COST: $184)                                                  163
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS (0.0%)

Telecommunications (0.0%)
  CompleTel Europe NV                                                  3   $            2
                                                                           --------------

TOTAL CONVERTIBLE PREFERRED STOCKS (COST: $0)                                           2
                                                                           --------------

PREFERRED STOCKS (0.0%)

Printing & Publishing (0.0%)
  Primedia Inc. - Series H                                         1,400               86
                                                                           --------------

TOTAL PREFERRED STOCKS (COST: $127)                                                    86
                                                                           --------------

COMMON STOCKS (0.0%)

Chemicals & Allied Products (0.0%)
  Sterling Chemicals, Inc. (a)                                       109                4
  Sterling Chemicals, Inc. - warrants, Expires
    12/31/2008                                                       176               (d)

Communication (0.0%)
  Ono Finance PLC - warrants, Expires 05/31/2009                     170               (d)
  XM Satellite Radio Inc. - warrants, Expires 03/15/2010              65               (d)

Fabricated Metal Products (0.0%)
  IKS Corporation (a)                                                416                1
  Oxford Automotive, Inc. (a)                                         21                5

Paper & Allied Products (0.0%)
  Pliant Corporation - warrants, Expires 06/01/2010                   40               (d)



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MFS HIGH YIELD (continued)

At December 31, 2002

(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Telecommunications (0.0%)
  CompleTel Europe NV (a)                                            321   $            2
  CompleTel Europe NV (a)                                          3,750                1
  GT Group Telecom Inc. - warrants, Expires 02/01/2010               200               (d)
  ITC(+)DeltaCom, Inc. (a)                                         3,475                8
  VersaTel Telecom International NV - ADR (a)                         81               (d)

Wholesale Trade Durable Goods (0.0%)
  Metal Management, Inc. (a)                                       3,209               13
                                                                           --------------

TOTAL COMMON STOCKS (COST: $322)                                                       34
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $222,531)                               $      221,889
                                                                           ==============

SUMMARY:
  Investments, at market value                                     86.5%   $      221,889
  Other assets in excess of liabilities                            13.5%           34,482
                                                           -------------   --------------
  Net assets                                                      100.0%   $      256,371
                                                           =============   ==============

FORWARD FOREIGN CURRENCY CONTRACTS:

---------------------------------------------------------------------------------
                                                   AMOUNT IN      NET UNREALIZED
                         BOUGHT    SETTLEMENT    U.S. DOLLARS      APPRECIATION
CURRENCY                 (SOLD)       DATE       BOUGHT (SOLD)    (DEPRECIATION)
---------------------------------------------------------------------------------
Euro Dollar                 (195)  02/10/2003   $         (197)   $           (8)

NOTES TO SCHEDULE OF INVESTMENTS:

(a)     No dividends were paid during the preceding twelve months.

(b)     At December 31, 2002, all or a portion of this security is on loan (see
        Note 1F). The market value at December 31, 2002 of all securities on loan is $19,486. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

(c) Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

(d)     Market value is less than $1.

(e)     Securities are currently in default on interest payments.

(f) Securities valued as determined in good faith in accordance with procedures established by the Fund's Board of Directors.

(g)     Floating or variable rate note. Rate is listed as of December 31, 2002.

(h) Securities are step bonds. Rate is listed as of December 31, 2002. Depending on the bond, the interest rate will increase on a specified date.
DEFINITIONS:

ADR      American Depositary Receipt



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JANUS GROWTH II
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (87.4%)

Amusement & Recreation Services (4.2%)
  Mandalay Resort Group (a)                                      225,560   $        6,904
  MGM MIRAGE (a) (b)                                              98,470            3,247

Apparel & Accessory Stores (0.5%)
  Gap, Inc. (The)                                                 78,425            1,217

Automotive (2.3%)
  Harley-Davidson, Inc. (b)                                      119,515            5,523

Automotive Dealers & Service Stations (1.0%)
  Advance Auto Parts, Inc. (a) (b)                                47,190            2,308

Business Services (11.6%)
  Clear Channel Communications, Inc. (a)                         331,105           12,347
  eBay Inc. (a) (b)                                              228,246           15,480

Chemicals & Allied Products (4.9%)
  Avon Products, Inc.                                             47,430            2,555
  Colgate-Palmolive Company                                      123,525            6,476
  Procter & Gamble Company (The)                                  31,065            2,670

Commercial Banks (0.6%)
  Citigroup Inc.                                                  42,390            1,492

Communication (12.1%)
  Liberty Media Corporation - Class A (a)                      1,163,384           10,401
  Viacom, Inc. - Class B (a)                                     457,145           18,633

Communications Equipment (1.4%)
  Nokia Oyj - ADR (b)                                            217,030            3,364

Computer & Data Processing Services (2.9%)
  Cerner Corporation (a) (b)                                     108,835            3,402
  Check Point Software Technologies, Ltd. (a)                     83,660            1,085
  Yahoo! Inc. (a)                                                146,750            2,399

Computer & Office Equipment (0.6%)
  Cisco Systems, Inc. (a)                                        111,640            1,462

Electronic Components & Accessories (4.7%)
  Celestica Inc. (U.S.) (a)                                       98,260            1,385
  Maxim Integrated Products                                      204,018            6,741
  Xilinx, Inc. (a)                                               148,452            3,058

Food Stores (0.2%)
  Krispy Kreme Doughnuts, Inc. (a) (b)                            17,170              580

Furniture & Home Furnishings Stores (0.5%)
  Bed Bath & Beyond Inc. (a)                                      37,370            1,290

Health Services (1.1%)
  HCA Inc.                                                        60,840            2,525

Hotels & Other Lodging Places (0.5%)
  Starwood Hotels & Resorts Worldwide, Inc.                       49,995            1,187

Insurance (4.5%)
  AFLAC Incorporated                                             153,650            4,628
  WellPoint Health Networks Inc. (a)                              87,505            6,228

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Insurance Agents, Brokers & Service (1.4%)
  Marsh & McLennan Companies, Inc.                                74,430   $        3,439

Medical Instruments & Supplies (6.0%)
  Medtronic, Inc.                                                317,755           14,490

Motion Pictures (1.6%)
  AOL Time Warner Inc. (a)                                       293,913            3,850

Oil & Gas Extraction (2.3%)
  Anadarko Petroleum Corporation                                  90,785            4,349
  Devon Energy Corporation                                        26,675            1,224

Personal Credit Institutions (0.9%)
  SLM Corporation                                                 21,265            2,209

Personal Services (1.3%)
  Cendant Corp. (a) (b)                                          299,045            3,134

Pharmaceuticals (13.8%)
  Amgen Inc. (a)                                                 206,775            9,996
  Biovail Corporation (a)                                         17,960              474
  Forest Laboratories, Inc. (a)                                   83,460            8,197
  Genentech, Inc. (a)                                            154,355            5,118
  McKesson HBOC, Inc.                                            112,270            3,035
  Novartis AG - ADR                                               74,635            2,741
  Teva Pharmaceutical Industries Ltd. - ADR                       89,230            3,445

Retail Trade (3.5%)
  Amazon.com, Inc. (a) (b)                                       159,165            3,007
  Staples, Inc. (a)                                              204,830            3,748
  Tiffany & Co.                                                   65,390            1,563

Security & Commodity Brokers (0.7%)
  Schwab (Charles) Corporation (The)                             149,330            1,620

U.S. Government Agencies (1.7%)
  Fannie Mae                                                      61,655            3,966

Water Transportation (0.6%)
  Royal Caribbean Cruises Ltd. (b)                                90,685            1,514
                                                                           --------------

TOTAL COMMON STOCKS (COST: $248,642)                                              209,706
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $248,642)                               $      209,706
                                                                           ==============

SUMMARY:
  Investments, at market value                                     87.4%   $      209,706
  Other assets in excess of liabilities                            12.6%           30,310
                                                           -------------   --------------
  Net assets                                                      100.0%   $      240,016
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a)     No dividends were paid during the preceding twelve months.

(b)     At December 31, 2002, all or a portion of this security is on loan (see
        Note 1F). The market value at December 31, 2002 of all securities on loan is $18,416. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.
DEFINITIONS:

ADR      American Depositary Receipt



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DREYFUS MID CAP
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (97.6%)

Agriculture (0.7%)
  Dole Food Company, Inc.                                         10,800   $          352

Amusement & Recreation Services (1.3%)
  Aztar Corporation (a)                                            9,300              133
  Westwood One, Inc. (a)                                          13,500              504

Apparel & Accessory Stores (1.1%)
  Ross Stores, Inc.                                               12,600              534

Apparel Products (0.6%)
  Jones Apparel Group, Inc. (a)                                    8,100              287

Automotive (1.1%)
  Gentex Corporation (a)                                          11,900              377
  Magna International Inc. - Class A (b)                           3,500              197

Beverages (0.3%)
  Pepsi Bottling Group, Inc. (The)                                 6,200              159

Business Services (1.4%)
  Moody's Corporation                                              3,200              132
  Overture Services, Inc. (a) (b)                                  6,000              164
  Rent-A-Center, Inc. (a)                                          4,000              200
  Valassis Communications, Inc. (a)                                7,800              230

Chemicals & Allied Products (3.4%)
  Dial Corporation (The)                                          10,600              216
  Eastman Chemical Company                                         5,400              199
  Lubrizol Corporation (The)                                      11,000              336
  PPG Industries, Inc.                                             3,600              181
  Praxair, Inc.                                                    3,800              220
  RPM, Inc.                                                       22,300              341
  Valspar Corporation (The)                                        4,300              190

Commercial Banks (7.8%)
  Associated Banc-Corp                                            14,200              481
  Banknorth Group, Inc.                                           20,700              467
  City National Corporation                                       10,500              462
  Commerce Bancorp, Inc. (b)                                       8,200              354
  Compass Bancshares, Inc.                                        15,400              481
  First Tennessee National Corporation                             8,400              302
  First Virginia Banks, Inc.                                      10,000              372
  M&T Bank Corporation                                             3,150              250
  Marshall & Ilsley Corporation                                   13,100              359
  North Fork Bancorporation, Inc.                                  6,600              223
  Wintrust Financial Corporation                                   6,700              210

Communications Equipment (1.5%)
  Advanced Fibre Communications, Inc. (a)                         18,000              300
  L-3 Communications Holdings, Inc. (a) (b)                        8,300              373
  Plantronics, Inc. (a)                                            6,500               98

Computer & Data Processing Services (6.7%)
  Adobe Systems Incorporated                                       7,400              184
  Affiliated Computer Services, Inc. - Class A (a)                10,900              574
  Cadence Design Systems, Inc. (a)                                21,700              256
  DST Systems, Inc. (a)                                            8,500              302
  Electronic Arts Inc. (a)                                         5,200              259
  GTECH Holdings Corporation (a)                                   7,700              215
  Henry (Jack) & Associates, Inc. (b)                             10,200              123
  Reynolds and Reynolds Company (The) - Class A                   10,500              267
  SunGard Data Systems Inc. (a)                                   13,800              325
  Sybase, Inc. (a)                                                15,500              208
  Symantec Corporation (a)                                        16,000              647

Computer & Office Equipment (2.7%)
  Black Box Corporation (b)                                        4,100              184
  Diebold, Incorporated                                           10,200              420
  Lexmark International Group, Inc. (a)                            2,700              163
  SanDisk Corporation (a) (b)                                     14,100              286
  Storage Technology Corporation (a)                              14,800              317

Construction (0.7%)
  D.R. Horton, Inc.                                               18,900              328

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Department Stores (0.8%)
  J.C. Penney Company, Inc.                                        8,600   $          198
  Neiman Marcus Group, Inc. (The) - Class A (a)                    5,900              179

Educational Services (0.9%)
  Apollo Group, Inc. - Class A (a)                                 6,100              268
  Education Management Corporation (a)                             4,900              184

Electric Services (2.7%)
  Black Hills Corporation                                          7,000              186
  Energy East Corporation                                         15,100              334
  Entergy Corporation                                              6,900              315
  FirstEnergy Corp.                                                4,500              148
  IDACORP, Inc. (b)                                                9,300              231
  Pinnacle West Capital Corporation                                3,700              126

Electric, Gas & Sanitary Services (2.5%)
  Alliant Energy Corporation (b)                                  11,400              189
  MDU Resources Group, Inc.                                        5,500              142
  SCANA Corporation                                               13,600              421
  Wisconsin Energy Corporation                                    20,800              524

Electrical Goods (0.3%)
  Hughes Supply, Inc.                                              5,600              153

Electronic & Other Electric Equipment (1.5%)
  American Power Conversion Corporation (a)                        9,200              139
  Cooper Industries, Inc. - Class A                                5,400              197
  Energizer Holdings, Inc. (a)                                    14,200              396

Electronic Components & Accessories (3.0%)
  Cree, Inc. (a) (b)                                              14,600              239
  Integrated Circuit Systems, Inc. (a)                             8,900              162
  Microchip Technology Incorporated                               23,800              582
  QLogic Corporation (a) (b)                                       7,300              252
  Semtech Corporation (a)                                         10,500              115
  Xilinx, Inc. (a)                                                 6,800              140

Environmental Services (0.9%)
  Republic Services, Inc. (a)                                     21,100              443

Fabricated Metal Products (0.5%)
  Harsco Corporation                                               7,800              249

Food & Kindred Products (2.2%)
  Bunge Limited                                                   10,800              260
  Hershey Foods Corporation                                        4,600              310
  Sensient Technologies Corporation                               12,200              274
  Smucker (J.M.) Company (The)                                     6,900              275

Food Stores (0.7%)
  Whole Foods Market, Inc. (a) (b)                                 6,200              327

Furniture & Fixtures (0.8%)
  Furniture Brands International, Inc. (a)                         7,400              176
  Hillenbrand Industries, Inc.                                     4,900              237

Furniture & Home Furnishings Stores (1.1%)
  Pier 1 Imports, Inc.                                            12,500              237
  Williams-Sonoma, Inc. (a)                                       11,400              310

Gas Production & Distribution (2.3%)
  AGL Resources Inc.                                              10,500              255
  Energen Corporation                                              7,000              204
  Equitable Resources, Inc.                                        9,000              315
  Questar Corporation                                             13,600              378

Health Services (1.3%)
  Apria Healthcare Group Inc. (a)                                  9,700              216
  Caremark Rx, Inc. (a)                                           16,200              263
  Sunrise Assisted Living, Inc. (a) (b)                            7,400              184

Hotels & Other Lodging Places (0.6%)
  Park Place Entertainment Corporation (a)                        38,800              326

Industrial Machinery & Equipment (2.2%)
  FMC Technologies, Inc. (a)                                       7,400              151
  ITT Industries, Inc.                                             2,300              140
  Varco International Inc. (a)                                    21,700              378
  Varian Semiconductor Equipment Associates, Inc. (a)              4,800              114
  York International Corporation (b)                              12,600              322


The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DREYFUS MID CAP (continued)
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Instruments & Related Products (1.9%)
  Beckman Coulter Inc.                                             6,500   $          192
  FLIR Systems, Inc. (a)                                           6,100              298
  Garmin Ltd. (a)                                                  8,900              261
  Millipore Corporation (a)                                        5,800              197

Insurance (6.6%)
  Aetna Inc.                                                       6,300              259
  Coventry Health Care, Inc. (a)                                   9,000              261
  First Health Group Corp. (a)                                    14,000              341
  Health Net Inc. (a)                                             18,300              482
  MBIA, Inc.                                                       5,000              219
  Old Republic International Corp.                                11,100              311
  Oxford Health Plans, Inc. (a)                                   12,200              445
  PMI Group, Inc. (The)                                           13,800              415
  Radian Group, Inc.                                              11,200              416
  RenaissanceRe Holdings Ltd.                                      3,700              147

Insurance Agents, Brokers & Service (0.7%)
  Hilb, Rogal and Hamilton Company                                 8,500              348

Iron & Steel Foundries (0.6%)
  Precision Castparts Corp.                                       11,900              289

Life Insurance (0.7%)
  IPC Holdings, Ltd. (a)                                           4,900              155
  Protective Life Corporation                                      7,700              212

Lumber & Wood Products (0.5%)
  Rayonier, Inc.                                                   6,100              276

Management Services (0.5%)
  FTI Consulting, Inc. (a) (b)                                     6,100              245

Manufacturing Industries (0.4%)
  International Game Technology (a)                                2,800              213

Medical Instruments & Supplies (2.9%)
  Apogent Technologies, Inc. (a)                                  16,300              339
  Biosite Incorporated (a) (b)                                     9,300              316
  STERIS Corporation (a)                                           8,100              196
  Teleflex Incorporated                                            6,300              270
  Varian Medical Systems, Inc. (a)                                 6,300              312

Mortgage Bankers & Brokers (2.1%)
  Countrywide Credit Industries, Inc.                              3,700              191
  Doral Financial Corporation                                     11,000              315
  GreenPoint Financial Corp. (b)                                  12,600              569

Oil & Gas Extraction (3.7%)
  BJ Services Company (a)                                          6,600              213
  Devon Energy Corporation (b)                                     4,100              188
  ENSCO International Incorporated                                 9,800              289
  Helmerich & Payne, Inc.                                         10,700              299
  Houston Exploration Company (The) (a)                           10,000              306
  Patina Oil & Gas Corporation                                     5,300              168
  Precision Drilling Corporation (a)                               2,100               68
  XTO Energy, Inc.                                                13,100              324

Paper & Allied Products (1.7%)
  Avery Dennison Corporation                                       4,900              299
  Bemis Company, Inc.                                              5,500              273
  Pactiv Corporation (a)                                          14,000              306

Personal Credit Institutions (0.3%)
  Capital One Financial Corporation (b)                            5,400              160

Petroleum Refining (1.3%)
  Murphy Oil Corporation                                           6,400              274
  Valero Energy Corporation                                        9,700              358

Pharmaceuticals (3.6%)
  Charles River Laboratories, Inc. (a)                             6,600              254
  Chiron Corporation (a)                                           6,600              248
  Gilead Sciences, Inc. (a) (b)                                   20,700              704
  ICN Pharmaceuticals, Inc.                                        9,700              106
  Mylan Laboratories Inc.                                         14,800              517

Printing & Publishing (2.2%)
  Deluxe Corporation                                               6,400              269
  Lee Enterprises, Incorporated                                    7,400              248
  Washington Post Company (The) - Class B                            800              590

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Radio & Television Broadcasting (0.7%)
  Entercom Communications Corp. (a)                                7,000   $          328

Railroads (0.5%)
  CSX Corporation                                                  8,400              238

Research & Testing Services (0.5%)
  Pharmaceutical Product Development, Inc. (a)                     8,500              249

Residential Building Construction (0.9%)
  Lennar Corporation                                               8,300              428

Restaurants (1.2%)
  Bob Evans Farms, Inc.                                           10,800              252
  Brinker International, Inc. (a)                                 11,600              374

Retail Trade (3.5%)
  Alberto-Culver Company - Class B                                 4,900              247
  Borders Group, Inc. (a)                                         15,500              250
  Michaels Stores, Inc. (a)                                       14,700              460
  Schein (Henry), Inc. (a)                                         7,400              333
  Staples, Inc. (a)                                               13,500              247
  Zale Corporation (a)                                             7,200              230

Savings Institutions (1.4%)
  Astoria Financial Corporation                                   14,800              402
  Dime Bancorp, Inc. - warrants (e)                                3,850               (d)
  New York Community Bancorp, Inc. (b)                            10,300              297

Security & Commodity Brokers (2.3%)
  Bear Stearns Companies Inc. (The)                                4,800              285
  Federated Investors, Inc. - Class B                              9,700              246
  Legg Mason, Inc.                                                 7,700              374
  Nuveen (John) Company (The) - Class A                            9,400              238

Telecommunications (0.2%)
  Level 3 Communications, Inc. (a) (b)                            24,000              118

Textile Mill Products (0.9%)
  Mohawk Industries, Inc. (a)                                      8,100              461

Transportation & Public Utilities (0.5%)
  Expedia, Inc. - Class A (a) (b)                                  3,800              254

Transportation Equipment (0.6%)
  Polaris Industries Inc. (b)                                      4,900              287

Trucking & Warehousing (0.4%)
  J.B. Hunt Transport Services, Inc. (a)                           6,600              193

Water Transportation (0.7%)
  Tidewater Inc.                                                  11,600              361
                                                                           --------------

TOTAL COMMON STOCKS (COST: $52,585)                                                49,009
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS (2.5%)
  Investor's Bank & Trust Company (c)
    1.00%, Repurchase Agreement dated 12/31/2002
    to be repurchased at $1,251 on 01/02/2003              $       1,251   $        1,251
                                                                           --------------

TOTAL SHORT-TERM OBLIGATIONS (COST: $1,251)                                         1,251
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $53,836)                                $       50,260
                                                                           ==============

SUMMARY:
  Investments, at market value                                    100.1%   $       50,260
  Liabilities in excess of other assets                            -0.1%              (56)
                                                           -------------   --------------
  Net assets                                                      100.0%   $       50,204
                                                           =============   ==============



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DREYFUS MID CAP (continued)
At December 31, 2002
(all amounts except share amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:

(a)     No dividends were paid during the preceding twelve months.

(b)     At December 31, 2002, all or a portion of this security is on loan (see
        Note 1F). The market value at December 31, 2002 of all securities on loan is $6,192. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

(c) At December 31, 2002, repurchase agreements are collateralized by $27,677 Fannie Mae ARM -- 845638 (5.22%, due 10/01/2023) with a market value and accrued interest of $1,313.

(d)     Market value is less than $1.

(e) This warrant represents a potential distribution settlement in a legal claim. There is no strike price or expiration date.
DEFINITIONS:

ARM      Adjustable Rate Mortgage



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MARSICO GROWTH
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

PREFERRED STOCKS (2.3%)

Automotive (2.3%)
  Porsche AG (b)                                                   5,590   $        2,324
                                                                           --------------

TOTAL PREFERRED STOCKS (COST: $2,667)                                               2,324
                                                                           --------------

COMMON STOCKS (87.0%)

Aerospace (4.1%)
  Lockheed Martin Corporation                                     73,458            4,242

Air Transportation (3.1%)
  FedEx Corporation                                               59,092            3,204

Amusement & Recreation Services (2.1%)
  MGM MIRAGE (a) (b)                                              65,332            2,154

Beverages (3.7%)
  Anheuser-Busch Companies, Inc.                                  26,454            1,280
  PepsiCo, Inc.                                                   60,723            2,564

Business Services (2.7%)
  Clear Channel Communications, Inc. (a)                          74,733            2,787

Chemicals & Allied Products (4.9%)
  Colgate-Palmolive Company                                       41,100            2,155
  Procter & Gamble Company (The)                                  33,152            2,849

Commercial Banks (8.6%)
  Citigroup Inc.                                                 105,174            3,701
  Morgan Chase & Co. (J.P.)                                      123,074            2,953
  Wells Fargo & Company                                           47,592            2,231

Communication (2.6%)
  Viacom, Inc. - Class B (a) (b)                                  64,630            2,634

Communications Equipment (4.1%)
  Nokia Oyj - ADR (b)                                            114,887            1,781
  QUALCOMM Incorporated (a)                                       66,070            2,404

Computer & Data Processing Services (5.6%)
  Electronic Arts Inc. (a)                                        53,608            2,668
  Microsoft Corporation (a)                                       59,414            3,072

Computer & Office Equipment (4.2%)
  Cisco Systems, Inc. (a)                                        230,378            3,018
  Dell Computer Corporation (a)                                   46,416            1,241

Health Services (6.1%)
  HCA Inc.                                                        79,822            3,313
  Quest Diagnostics Incorporated (a) (b)                          53,194            3,027

Insurance (5.7%)
  UnitedHealth Group Incorporated                                 70,810            5,913

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Lumber & Other Building Materials (1.6%)
  Lowe's Companies, Inc.                                          42,446   $        1,592

Medical Instruments & Supplies (4.0%)
  Medtronic, Inc.                                                 43,196            1,970
  Zimmer Holdings, Inc. (a)                                       50,444            2,094

Personal Credit Institutions (5.9%)
  SLM Corporation                                                 58,000            6,024

Pharmaceuticals (7.3%)
  Amgen Inc. (a)                                                  67,658            3,271
  Forest Laboratories, Inc. (a)                                    3,198              314
  IDEC Pharmaceuticals Corporation (a) (b)                        41,036            1,361
  Johnson & Johnson                                               46,814            2,514

Retail Trade (1.3%)
  Tiffany & Co.                                                   56,174            1,343

Security & Commodity Brokers (1.1%)
  Lehman Brothers Holdings Inc.                                   20,278            1,081

Telecommunications (2.7%)
  Nextel Communications, Inc. - Class A (a)                      242,024            2,795

U.S. Government Agencies (2.8%)
  Fannie Mae                                                      44,156            2,841

Variety Stores (2.8%)
  Wal-Mart Stores, Inc.                                           56,408            2,849
                                                                           --------------

TOTAL COMMON STOCKS (COST: $93,890)                                                89,240
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS (10.3%)
  Investor's Bank & Trust Company (c)
    1.00%, Repurchase Agreement dated 12/31/2002 to be
    repurchased at $10,568 on 01/02/2003                   $      10,567   $       10,567
                                                                           --------------

TOTAL SHORT-TERM OBLIGATIONS (COST: $10,567)                                       10,567
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $107,124)                               $      102,131
                                                                           ==============

SUMMARY:
  Investments, at market value                                     99.6%   $      102,131
  Other assets in excess of liabilities                             0.4%              443
                                                           -------------   --------------
  Net assets                                                      100.0%   $      102,574
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a)     No dividends were paid during the preceding twelve months.

(b)     At December 31, 2002, all or a portion of this security is on loan (see
        Note 1F). The market value at December 31, 2002 of all securities on loan is $10,056. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

(c) At December 31, 2002, repurchase agreements are collateralized by $19,060 Fannie Mae Floating Rate Note -- Series 2002-4 Class FH (1.92%, due 02/25/2032) with a market value and accrued interest of $11,098.
DEFINITIONS:

ADR      American Depositary Receipt



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MUNDER NET50
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

CONVERTIBLE BONDS (0.0%)

Computer & Data Processing Services (0.0%)
  MicroStrategy Incorporated
    7.50%, due 06/24/2007                                  $           1   $            1
                                                                           --------------

TOTAL CONVERTIBLE BONDS (COST: $0)                                                      1
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (96.2%)

Business Services (27.2%)
  Digital Insight Corporation (a)                                 30,800   $          268
  DoubleClick Inc. (a)                                           108,400              614
  eBay Inc. (a)                                                    9,000              610
  Getty Images, Inc. (a)                                           8,000              244
  Hotels.com - Class A (a)                                        10,100              552
  Overture Services, Inc. (a)                                     28,600              781
  TMP Worldwide Inc. (a)                                          35,200              397
  WebEx Communications, Inc. (a)                                   4,600               69
  Websense, Inc. (a)                                               7,900              169

Communication (0.5%)
  NDS Group PLC - ADR (a)                                          9,600               73

Communications Equipment (3.2%)
  Nokia Oyj - ADR                                                 16,200              251
  QUALCOMM Incorporated (a)                                        2,600               95
  UTStarcom, Inc. (a)                                              4,700               93

Computer & Data Processing Services (34.4%)
  Check Point Software Technologies, Ltd. (a)                     23,200              301
  InfoSpace, Inc. (a)                                             22,560              191
  Internet Security Systems, Inc. (a)                             27,700              508
  Intuit Inc. (a)                                                    600               28
  Micromuse Inc. (a)                                              40,600              155
  Microsoft Corporation (a)                                       12,900              667
  MicroStrategy Incorporated - Class A (a)                            11               (c)
  MicroStrategy Incorporated - warrants, Expires
    06/24/2007                                                        35               (c)
  Multex.com, Inc. (a)                                            11,500               48
  Oracle Corporation (a)                                          54,700              591
  Precise Software Solutions Ltd. (a)                              8,500              140
  Riverdeep Group PLC (a)                                         66,000               83
  SportsLine.com, Inc. (a)                                        49,000               49
  TIBCO Software Inc. (a)                                         43,200              267
  Ticketmaster - Class B (a)                                      10,400              221
  TriZetto Group, Inc. (The) (a)                                  14,000               86
  VeriSign, Inc. (a)                                              44,600              358
  VERITAS Software Corporation (a)                                 8,700              136
  webMethods, Inc. (a)                                            12,100               99
  Yahoo! Inc. (a)                                                 44,800              732

Computer & Office Equipment (10.1%)
  Brocade Communications Systems, Inc. (a)                         2,000                8
  Cisco Systems, Inc. (a)                                         52,500              688
  Dell Computer Corporation (a)                                   15,000              400
  EMC Corporation (a)                                             45,400              279

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Educational Services (0.3%)
  University of Phoenix Online (a)                                 1,000   $           36

Electronic Components & Accessories (0.1%)
  Applied Micro Circuits Corporation (a)                           3,400               13

Management Services (0.2%)
  DiamondCluster International, Inc. - Class A (a)                 9,100               29

Motion Pictures (4.7%)
  AOL Time Warner Inc. (a)                                        21,900              287
  CNET Networks, Inc. (a)                                        131,100              355

Radio & Television Broadcasting (1.5%)
  USA Interactive (a)                                              8,900              203

Retail Trade (1.4%)
  1-800-FLOWERS.COM, Inc. (a)                                     16,600              104
  Amazon.com, Inc. (a)                                             4,600               87

Savings Institutions (2.3%)
  Bank United Corp. - litigation rights                              600               (c)
  NetBank, Inc. (a)                                               32,600              316

Security & Commodity Brokers (3.7%)
  E*TRADE Group, Inc. (a)                                        103,900              504

Telecommunications (0.2%)
  SK Telecom Co., Ltd. - ADR                                       1,300               28

Transportation & Public Utilities (5.8%)
  Expedia, Inc. - Class A (a)                                     11,500              770
  Expedia, Inc. - warrants, Expires 02/04/2009                       326               12

Wholesale Trade Durable Goods (0.6%)
  Digital River, Inc. (a)                                          7,100               85
                                                                           --------------

TOTAL COMMON STOCKS (COST: $17,163)                                                13,080
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS (3.5%)
  Investor's Bank & Trust Company (b) 1.00%, Repurchase
    Agreement dated 12/31/2002 to be repurchased at $476
    on 01/02/2003                                          $         476   $          476
                                                                           --------------

TOTAL SHORT-TERM OBLIGATIONS (COST: $476)                                             476
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $17,639)                                $       13,557
                                                                           ==============

SUMMARY:
  Investments, at market value                                     99.7%   $       13,557
  Other assets in excess of liabilities                             0.3%               39
                                                           -------------   --------------
  Net assets                                                      100.0%   $       13,596
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a)     No dividends were paid during the preceding twelve months.

(b) At December 31, 2002, repurchase agreements are collateralized by $473 Small Business Administration -- 505976 (5.38%, due 07/25/2027) with a market value and accrued interest of $500.

(c)     Market value is less than $1.
DEFINITIONS:

ADR      American Depositary Receipt



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
PBHG MID CAP GROWTH
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

CONVERTIBLE BONDS (0.1%)

Computer & Data Processing Services (0.1%)
  MicroStrategy Incorporated
    7.50%, due 06/24/2007                                  $         219   $           87
                                                                           --------------

TOTAL CONVERTIBLE BONDS (COST: $0)                                                     87
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (98.3%)

Apparel & Accessory Stores (2.2%)
  Chico's FAS, Inc. (a) (b)                                       17,600   $          333
  Pacific Sunwear of California, Inc. (a)                         54,150              958
  Ross Stores, Inc.                                               22,900              971

Apparel Products (0.6%)
  Too, Inc. (a)                                                   24,700              581

Automotive (1.3%)
  Gentex Corporation (a) (b)                                      40,800            1,291

Business Services (4.6%)
  ChoicePoint Inc. (a)                                            48,634            1,921
  Hotels.com - Class A (a) (b)                                     9,100              497
  Overture Services, Inc. (a) (b)                                 23,100              631
  Websense, Inc. (a) (b)                                          78,400            1,675

Commercial Banks (2.8%)
  Associated Banc-Corp                                            25,510              866
  Commerce Bancorp, Inc. (b)                                      26,200            1,132
  North Fork Bancorporation, Inc.                                 25,100              847

Communications Equipment (0.5%)
  L-3 Communications Holdings, Inc. (a)                           11,600              521

Computer & Data Processing Services (15.3%)
  Adobe Systems Incorporated                                      58,000            1,445
  Affiliated Computer Services, Inc. - Class A (a)                49,800            2,622
  BMC Software, Inc. (a)                                          50,800              869
  CACI International Inc. - Class A (a)                           67,600            2,409
  Citrix Systems, Inc. (a)                                        52,900              652
  Documentum, Inc. (a) (b)                                        59,000              924
  Manhattan Associates, Inc. (a)                                  40,200              951
  Mercury Interactive Corporation (a)                             58,900            1,746
  MicroStrategy Incorporated - Class A (a) (b)                       758               11
  Quest Software, Inc. (a)                                        58,100              599
  Symantec Corporation (a)                                        60,500            2,447
  Veridian Corporation (a)                                        56,600            1,208

Computer & Office Equipment (1.9%)
  Emulex Corporation (a)                                          25,000              464
  NetScreen Technologies, Inc. (a) (b)                            77,700            1,308
  Western Digital Corporation (a)                                 31,800              203

Construction (2.0%)
  Jacobs Engineering Group Inc. (a)                               57,500            2,048

Educational Services (6.8%)
  Apollo Group, Inc. - Class A (a)                                69,150            3,043
  Career Education Corporation (a)                                14,817              593
  Corinthian Colleges, Inc. (a)                                   62,838            2,379
  Education Management Corporation (a)                            25,300              951

Electronic Components & Accessories (9.3%)
  Broadcom Corporation - Class A (a) (b)                          76,300            1,149
  Cree, Inc. (a) (b)                                              16,700              273
  Fairchild Semiconductor International, Inc. - Class A
    (a)                                                           33,300              357
  Integrated Circuit Systems, Inc. (a)                            66,900            1,221
  Microchip Technology Incorporated                              117,400            2,870
  QLogic Corporation (a) (b)                                      49,400            1,705
  RF Micro Devices, Inc. (a)                                      70,700              518
  Silicon Laboratories Inc. (a) (b)                               36,700              700
  Skyworks Solutions, Inc. (a) (b)                                87,000              750

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Environmental Services (4.0%)
  Stericycle, Inc. (a) (b)                                        49,400   $        1,600
  Waste Connections, Inc. (a) (b)                                 65,600            2,533

Fabricated Metal Products (2.6%)
  Alliant Techsystems Inc. (a)                                    42,750            2,665

Food Stores (1.9%)
  Whole Foods Market, Inc. (a) (b)                                36,700            1,935

Furniture & Home Furnishings Stores (1.5%)
  Pier 1 Imports, Inc.                                            32,600              617
  Williams-Sonoma, Inc. (a)                                       32,600              885

Health Services (9.0%)
  Accredo Health, Incorporated (a)                                57,550            2,029
  Caremark Rx, Inc. (a)                                           86,800            1,411
  Community Health Systems, Inc. (a)                              78,800            1,622
  LifePoint Hospitals, Inc. (a) (b)                               31,900              955
  Odyssey HealthCare, Inc. (a)                                    19,500              677
  Renal Care Group, Inc. (a)                                      42,900            1,357
  Triad Hospitals, Inc. (a)                                       17,300              516
  United Surgical Partners International, Inc. (a)                43,900              686

Industrial Machinery & Equipment (1.7%)
  FMC Technologies, Inc. (a)                                      47,400              968
  Zebra Technologies Corporation - Class A (a)                    13,600              779

Instruments & Related Products (1.2%)
  Cooper Companies, Inc. (The) (b)                                47,400            1,186

Insurance (2.9%)
  Coventry Health Care, Inc. (a)                                  43,900            1,274
  Mid Atlantic Medical Services, Inc. (a)                         51,200            1,659

Insurance Agents, Brokers & Service (2.4%)
  Express Scripts, Inc. - Class A (a) (b)                         51,800            2,488

Leather & Leather Products (0.9%)
  Coach, Inc. (a)                                                 29,000              955

Lumber & Other Building Materials (0.9%)
  Fastenal Company (b)                                            25,300              946

Management Services (2.7%)
  Corporate Executive Board Company (The) (a)                     60,000            1,915
  FTI Consulting, Inc. (a) (b)                                    20,800              835

Manufacturing Industries (0.7%)
  LeapFrog Enterprises, Inc. (a) (b)                              27,000              679

Medical Instruments & Supplies (6.8%)
  CTI Molecular Imaging, Inc. (a) (b)                             34,900              861
  DENTSPLY International Inc.                                     27,500            1,024
  STERIS Corporation (a)                                          68,400            1,659
  Varian Medical Systems, Inc. (a)                                50,500            2,505
  Zimmer Holdings, Inc. (a)                                       23,400              972

Pharmaceuticals (3.4%)
  Charles River Laboratories, Inc. (a)                            31,500            1,212
  Gilead Sciences, Inc. (a)                                       35,600            1,210
  Techne Corporation (a)                                          36,900            1,054

Research & Testing Services (1.3%)
  Gen-Probe Incorporated (a)                                      26,000              619
  Pharmaceutical Product Development, Inc. (a)                    25,400              743

Restaurants (0.4%)
  Cheesecake Factory Incorporated (The) (a)                       12,100              437

Retail Trade (1.4%)
  CDW Computer Centers, Inc. (a)                                  33,100            1,451

Savings Institutions (2.0%)
  Independence Community Bank Corp.                               41,200            1,046
  New York Community Bancorp, Inc. (b)                            36,500            1,054

Transportation & Public Utilities (0.7%)
  Expedia, Inc. - Class A (a) (b)                                 10,700              716



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
PBHG MID CAP GROWTH (continued)

At December 31, 2002

(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Variety Stores (2.0%)
  99 Cents Only Stores (a)                                        37,400   $        1,005
  Family Dollar Stores, Inc.                                      32,400            1,011

Wholesale Trade Nondurable Goods (0.6%)
  Performance Food Group Company (a) (b)                          18,800              638
                                                                           --------------

TOTAL COMMON STOCKS (COST: $97,446)                                               101,028
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS (8.9%)
  Investor's Bank & Trust Company (c)
    1.00%, Repurchase Agreement dated 12/31/2002 to be
    repurchased at $9,188 on 01/02/2003                    $       9,187   $        9,187
                                                                           --------------

TOTAL SHORT-TERM OBLIGATIONS (COST: $9,187)                                         9,187
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $106,633)                               $      110,302
                                                                           ==============

SUMMARY:
  Investments, at market value                                    107.3%   $      110,302
  Liabilities in excess of other assets                            -7.3%           (7,487)
                                                           -------------   --------------
  Net assets                                                      100.0%   $      102,815
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a)     No dividends were paid during the preceding twelve months.

(b)     At December 31, 2002, all or a portion of this security is on loan (see
        Note 1F). The market value at December 31, 2002 of all securities on loan is $18,840. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

(c) At December 31, 2002, repurchase agreements are collateralized by $9,489 Fannie Mae Floating Rate Note (3.48%, due 09/25/2021) with a market value and accrued interest of $9,646.



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SALOMON ALL CAP
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

CONVERTIBLE BONDS (1.8%)

Communication (1.8%)
  American Tower Corporation (b)
    2.25%, due 10/15/2009                                  $       7,800   $        5,411
                                                                           --------------

TOTAL CONVERTIBLE BONDS (COST: $5,536)                                              5,411
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (82.3%)

Amusement & Recreation Services (1.4%)
  Disney (Walt) Company (The)                                    263,600   $        4,299

Automotive (0.9%)
  Honeywell International Inc.                                   115,000            2,760

Business Services (0.3%)
  Register.com, Inc. (a)                                         173,000              779

Chemicals & Allied Products (2.1%)
  Cabot Corporation                                              117,900            3,129
  Dow Chemical Company (The)                                     109,400            3,249

Commercial Banks (0.9%)
  Bank One Corporation                                            73,300            2,679

Communication (4.6%)
  Cablevision Systems Corporation - Class A (a) (b)               92,508            1,549
  Comcast Corporation - Special Class A (a) (b)                  269,300            6,083
  Liberty Media Corporation - Class A (a)                        728,400            6,512

Communications Equipment (4.3%)
  Lucent Technologies Inc. (a) (b)                             1,869,200            2,355
  Motorola, Inc.                                                 421,800            3,649
  Nokia Oyj - ADR (b)                                            296,500            4,596
  Telefonaktiebolaget LM
    Ericsson - ADR (a) (b)                                       379,620            2,559

Computer & Data Processing Services (2.7%)
  Micromuse Inc. (a)                                             518,000            1,979
  RealNetworks, Inc. (a)                                         602,000            2,294
  Sabre Holdings Corporation (a)                                  12,000              217
  Unisys Corporation (a)                                         400,000            3,960

Computer & Office Equipment (4.5%)
  3Com Corporation (a)                                         1,228,000            5,686
  Electronics for Imaging, Inc. (a)                               97,000            1,577
  Hewlett-Packard Company                                        201,300            3,495
  Maxtor Corporation (a)                                         641,000            3,243

Department Stores (1.3%)
  Federated Department Stores, Inc. (a)                          136,600            3,929

Electronic Components & Accessories (4.3%)
  Intel Corporation                                              195,800            3,049
  Lattice Semiconductor Corporation (a)                          127,000            1,114
  LSI Logic Corporation (a)                                      464,000            2,677
  Solectron Corporation (a)                                    1,200,000            4,260
  Taiwan Semiconductor Manufacturing Company Ltd. -  ADR
    (a)                                                          305,900            2,157

Environmental Services (1.8%)
  Waste Management, Inc.                                         243,300            5,576

Food & Kindred Products (0.5%)
  Archer Daniels Midland Co.                                     119,700            1,484

Gas Production & Distribution (0.0%)
  El Paso Corporation (b)                                         14,300              100

Health Services (0.3%)
  Enzo Biochemical, Inc. (a) (b)                                  66,800              935

Hotels & Other Lodging Places (0.5%)
  Extended Stay America, Inc. (a) (b)                             97,000            1,431

Industrial Machinery & Equipment (1.1%)
  Deere & Company                                                 36,100            1,655
  Ingersoll-Rand Company - Class A                                38,500            1,658

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Instruments & Related Products (3.1%)
  Agilent Technologies, Inc. (a)                                 192,700   $        3,461
  Eastman Kodak Company (b)                                       92,700            3,248
  Raytheon Company                                                97,600            3,001

Insurance (6.5%)
  Ambac Financial Group, Inc.                                     55,000            3,093
  Chubb Corporation                                               85,500            4,463
  MBIA, Inc. (b)                                                  63,000            2,763
  MGIC Investment Corporation                                     62,000            2,561
  Radian Group, Inc.                                              51,200            1,902
  St. Paul Companies, Inc. (The) (b)                             158,200            5,386

Insurance Agents, Brokers & Service (0.9%)
  Hartford Financial Services Group, Inc. (The)                   61,700            2,803

Lumber & Other Building Materials (0.8%)
  Home Depot, Inc. (The)                                         102,800            2,463

Lumber & Wood Products (1.7%)
  Weyerhaeuser Company                                           103,700            5,103

Manufacturing Industries (1.2%)
  Hasbro Inc.                                                    331,400            3,828

Mining (0.5%)
  Vulcan Materials Company                                        37,700            1,414

Mortgage Bankers & Brokers (1.9%)
  Countrywide Credit Industries, Inc.                            116,000            5,991

Motion Pictures (5.6%)
  AOL Time Warner Inc. (a)                                       409,000            5,357
  Metro-Goldwyn-Mayer Inc. (a)                                   275,000            3,575
  News Corporation Limited (The) - ADR                           223,400            5,060
  News Corporation Limited (The) - ADR (b)                       128,200            3,365

Oil & Gas Extraction (2.5%)
  Anadarko Petroleum Corporation                                  68,300            3,272
  GlobalSantaFe Corporation                                       97,600            2,374
  Schlumberger Limited                                            51,600            2,172

Petroleum Refining (2.0%)
  Amerada Hess Corporation                                        23,600            1,299
  ChevronTexaco Corporation                                       74,400            4,946

Pharmaceuticals (12.4%)
  Abbott Laboratories                                            144,300            5,772
  Aphton Corporation (a)                                         129,800              500
  Bristol-Myers Squibb Co.                                       218,100            5,049
  Elan Corporation PLC - ADR (a)                                 795,000            1,956
  ICN Pharmaceuticals, Inc.                                      152,500            1,664
  Johnson & Johnson                                               67,000            3,599
  Merck & Co., Inc.                                               48,900            2,768
  Novartis AG - ADR                                              182,800            6,714
  Pfizer Inc.                                                    106,600            3,259
  Schering-Plough Corporation                                    224,100            4,975
  Wyeth                                                           64,300            2,405

Primary Metal Industries (1.7%)
  Alcoa Inc.                                                     160,000            3,645
  Brush Engineered Materials Inc. (a)                             60,000              330
  Engelhard Corporation                                           59,600            1,332

Residential Building Construction (0.3%)
  Clayton Homes, Inc. (b)                                         79,250              965

Restaurants (1.3%)
  McDonald's Corporation                                         242,800            3,904

Security & Commodity Brokers (1.7%)
  American Express Company                                       150,600            5,323

Telecommunications (4.4%)
  Nippon Telegraph and Telephone Corporation - ADR               100,000            1,766
  SBC Communications Inc.                                        235,000            6,371
  Vodafone Group PLC - ADR (b)                                   296,500            5,372


The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SALOMON ALL CAP (continued)
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Transportation Equipment (0.3%)
  Fleetwood Enterprises, Inc. (a) (b)                             99,000   $          777

Variety Stores (2.0%)
  Costco Wholesale Corporation (a)                               223,800            6,280
                                                                           --------------

TOTAL COMMON STOCKS (COST: $311,130)                                              254,300
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS (16.1%)
  Investor's Bank & Trust Company (c)
    1.00%, Repurchase Agreement dated 12/31/2002
    to be repurchased at $49,764 on 01/02/2003             $      49,761   $       49,761
                                                                           --------------

TOTAL SHORT-TERM OBLIGATIONS (COST: $49,761)                                       49,761
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $366,427)                               $      309,472
                                                                           ==============

SUMMARY:
  Investments, at market value                                    100.2%   $      309,472
  Liabilities in excess of other assets                            -0.2%             (649)
                                                           -------------   --------------
  Net assets                                                      100.0%   $      308,823
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a)     No dividends were paid during the preceding twelve months.

(b)     At December 31, 2002, all or a portion of this security is on loan (see
        Note 1F). The market value at December 31, 2002 of all securities on loan is $33,921. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

(c) At December 31, 2002, the collateral for the repurchase agreements are as follows:

-----------------------------------------------------------
                                           MARKET VALUE
             COLLATERAL                AND ACCRUED INTEREST
-----------------------------------------------------------
$38,116 Fannie Mae ARM -- Pool 629135
 5.15%, due 06/01/2032                       $34,722
$17,430 Freddie Mac -- Series 2470
 1.92%, due 01/15/2027                        17,535
                                             -------
                                             $52,257
                                             =======

DEFINITIONS:

ADR      American Depositary Receipt

ARM      Adjustable Rate Mortgage



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
T. ROWE PRICE DIVIDEND GROWTH
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (96.8%)

Amusement & Recreation Services (1.1%)
  Disney (Walt) Company (The)                                     36,000   $          587

Apparel & Accessory Stores (0.6%)
  Nordstrom, Inc. (b)                                             18,300              347

Automotive (0.8%)
  Honeywell International Inc.                                    18,400              442

Beverages (1.1%)
  PepsiCo, Inc.                                                   14,240              601

Business Services (2.8%)
  First Data Corporation                                          27,400              970
  Omnicom Group, Inc.                                              9,200              594

Chemicals & Allied Products (4.4%)
  Colgate-Palmolive Company                                        5,500              288
  Dow Chemical Company (The)                                      12,800              380
  Ecolab Inc.                                                      5,200              257
  Lauder (Estee) Companies Inc. (The) - Class A                   15,800              417
  Pharmacia Corporation                                           17,675              740
  Potash Corporation of Saskatchewan Inc. (b)                      5,300              337

Commercial Banks (9.0%)
  Bank of New York Company, Inc. (The)                            18,300              438
  Citigroup Inc.                                                  39,762            1,399
  Fifth Third Bancorp                                              4,200              246
  Mellon Financial Corporation                                    28,280              739
  Northern Trust Corporation                                       8,600              301
  State Street Corporation                                         9,200              359
  U.S. Bancorp                                                    36,900              784
  Wells Fargo & Company                                           13,590              637

Communication (2.1%)
  Certegy Inc. (a)                                                12,150              298
  Comcast Corporation - Class A (a)                               10,319              243
  Viacom, Inc. - Class B (a) (b)                                  15,100              615

Communications Equipment (0.5%)
  Nokia Oyj - ADR                                                 17,900              277

Computer & Data Processing Services (2.9%)
  Adobe Systems Incorporated                                       8,800              219
  Automatic Data Processing, Inc.                                 13,300              522
  Henry (Jack) & Associates, Inc. (b)                             16,500              199
  Microsoft Corporation (a)                                       13,100              677

Computer & Office Equipment (1.9%)
  Cisco Systems, Inc. (a)                                         20,600              270
  Dell Computer Corporation (a)                                   12,500              334
  Diebold, Incorporated                                            5,300              218
  Hewlett-Packard Company                                         14,547              253

Drug Stores & Proprietary Stores (1.0%)
  Walgreen Co.                                                    18,500              540

Electric Services (0.5%)
  Pinnacle West Capital Corporation                                8,100              276

Electric, Gas & Sanitary Services (0.7%)
  NiSource Inc.                                                   18,700              374

Electronic & Other Electric Equipment (1.3%)
  General Electric Company                                        28,850              702

Electronic Components & Accessories (2.6%)
  Jabil Circuit, Inc. (a)                                         11,000              197
  Linear Technology Corporation                                   12,800              329
  Molex Incorporated - Class A                                    17,300              344
  Texas Instruments Incorporated                                  16,400              246
  Tyco International Ltd.                                         19,400              331

Environmental Services (0.8%)
  Waste Management, Inc.                                          19,700              452

Food & Kindred Products (2.8%)
  General Mills, Inc.                                             16,400              771
  McCormick & Company, Incorporated                               21,300              494
  Unilever PLC                                                    31,600              301

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Food Stores (0.3%)
  Koninklijke Ahold NV                                            12,700   $          161

Health Services (0.8%)
  HCA Inc.                                                        11,000              457

Holding & Other Investment Offices (4.1%)
  Archstone-Smith Trust                                           20,400              480
  Cousins Properties Incorporated                                 24,790              612
  Duke-Weeks Realty Corporation                                   21,941              558
  Vornado Realty Trust                                            16,400              610

Hotels & Other Lodging Places (0.8%)
  Starwood Hotels & Resorts Worldwide, Inc.                       18,400              437

Industrial Machinery & Equipment (3.1%)
  Applied Materials, Inc. (a)                                      9,500              124
  Baker Hughes Incorporated                                       17,300              557
  Dover Corporation                                                9,800              286
  Nordson Corporation                                             16,100              400
  Pall Corporation                                                22,200              370

Instruments & Related Products (1.3%)
  Danaher Corporation                                              6,200              407
  Roper Industries, Inc.                                           8,400              307

Insurance (5.5%)
  American International Group, Inc.                              12,369              716
  CIGNA Corporation                                                5,100              210
  Mercury General Corporation (b)                                  6,400              241
  Principal Financial Group, Inc.                                  8,700              262
  St. Paul Companies, Inc. (The) (b)                              12,800              436
  Travelers Property Casualty Corp. - Class A (a)                 10,400              152
  XL Capital Ltd. - Class A                                       12,600              973

Insurance Agents, Brokers & Service (1.5%)
  Hartford Financial Services Group, Inc. (The)                    7,800              354
  Marsh & McLennan Companies, Inc.                                10,840              501

Lumber & Other Building Materials (0.8%)
  Home Depot, Inc. (The)                                          18,400              441

Lumber & Wood Products (1.2%)
  Masco Corporation                                               31,600              665

Management Services (0.6%)
  Paychex, Inc.                                                   11,100              310

Manufacturing Industries (1.2%)
  Hasbro Inc.                                                     27,550              318
  Mattel, Inc.                                                    18,600              356

Medical Instruments & Supplies (1.2%)
  Baxter International Inc. (b)                                   10,500              294
  DENTSPLY International Inc.                                      3,100              115
  Teleflex Incorporated                                            5,600              240

Motion Pictures (0.5%)
  AOL Time Warner Inc. (a)                                        21,800              286

Oil & Gas Extraction (1.2%)
  Diamond Offshore Drilling, Inc.                                 13,700              299
  Total Fina Elf SA - ADR                                          5,200              372

Paper & Allied Products (0.5%)
  Kimberly-Clark Corporation                                       5,300              252

Petroleum Refining (5.2%)
  Amerada Hess Corporation                                         8,430              464
  BP PLC - ADR                                                    13,800              561
  ChevronTexaco Corporation                                        9,353              622
  Exxon Mobil Corporation                                         35,816            1,251

Pharmaceuticals (8.7%)
  Abbott Laboratories                                             17,900              717
  Bristol-Myers Squibb Co.                                        14,300              331
  Johnson & Johnson                                                9,400              505
  Lilly (Eli) and Company                                          6,600              419
  Pfizer Inc.                                                     46,840            1,432
  Schering-Plough Corporation                                     18,800              417
  Wyeth                                                           24,200              905


The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
T. ROWE PRICE DIVIDEND GROWTH (continued)
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Printing & Publishing (1.3%)
  McGraw-Hill Companies, Inc. (The)                                9,200   $          556
  Scripps (E.W.) Company (The)                                     2,100              162

Railroads (1.3%)
  Union Pacific Corporation                                       12,300              737

Security & Commodity Brokers (2.7%)
  American Express Company                                        12,200              431
  Morgan Stanley Dean Witter & Co.                                 9,200              367
  Waddell & Reed Financial, Inc. - Class A                        36,410              716

Telecommunications (5.4%)
  ALLTEL Corporation                                              10,800              551
  SBC Communications Inc.                                         21,500              583
  Verizon Communications, Inc.                                    23,548              912
  Vodafone Group PLC - ADR                                        50,700              919

Tobacco Products (1.3%)
  Philip Morris Companies Inc.                                    18,200              739

Transportation & Public Utilities (0.8%)
  C.H. Robinson Worldwide, Inc.                                    5,000              156
  Expeditors International of Washington, Inc.                     8,700              284

Transportation Equipment (0.2%)
  General Dynamics Corporation                                     1,500              119

Trucking & Warehousing (0.6%)
  United Parcel Service, Inc. - Class B (b)                        5,600              353

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

U.S. Government Agencies (3.4%)
  Fannie Mae                                                       7,700   $          495
  Freddie Mac                                                     23,700            1,399

Variety Stores (3.1%)
  Family Dollar Stores, Inc.                                      27,130              848
  Target Corporation                                              29,000              870

Water Transportation (0.5%)
  Carnival Corporation                                            12,000              299

Wholesale Trade Nondurable Goods (0.8%)
  SYSCO Corporation                                               15,400              459
                                                                           --------------

TOTAL COMMON STOCKS (COST: $63,478)                                                53,483
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $63,478)                                $       53,483
                                                                           ==============

SUMMARY:
  Investments, at market value                                     96.8%   $       53,483
  Other assets in excess of liabilities                             3.2%            1,783
                                                           -------------   --------------
  Net assets                                                      100.0%   $       55,266
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a)     No dividends were paid during the preceding twelve months.

(b)     At December 31, 2002, all or a portion of this security is on loan (see
        Note 1F). The market value at December 31, 2002 of all securities on loan is $2,677. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.
DEFINITIONS:

ADR      American Depositary Receipt



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
T. ROWE PRICE SMALL CAP
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (97.9%) (D)

Aerospace (0.2%)
  Triumph Group, Inc. (a)                                          9,000   $          287

Air Transportation (1.8%)
  Atlantic Coast Airlines Holdings, Inc. (a)                      49,600              597
  ExpressJet Holdings, Inc. (a)                                   21,800              223
  Frontier Airlines, Inc. (a)                                    108,000              730
  SkyWest, Inc.                                                   36,600              478

Amusement & Recreation Services (1.2%)
  Argosy Gaming Company (a)                                       10,600              201
  International Speedway Corporation - Class A                     8,700              324
  Mandalay Resort Group (a)                                        5,300              162
  Westwood One, Inc. (a)                                          18,200              680

Apparel & Accessory Stores (1.0%)
  American Eagle Outfitters, Inc. (a)                              7,400              102
  AnnTaylor, Inc. (a)                                             10,450              213
  Christopher & Banks Corporation (a)                              8,800              183
  Pacific Sunwear of California, Inc. (a)                         13,463              238
  Ross Stores, Inc.                                                6,100              259
  Talbots, Inc. (The)                                              5,500              151

Apparel Products (0.9%)
  Too, Inc. (a)                                                   45,900            1,080

Auto Repair, Services & Parking (0.3%)
  Dollar Thrifty Automotive Group, Inc. (a)                       15,400              326

Automotive (0.4%)
  Gentex Corporation (a) (b)                                      14,700              465

Automotive Dealers & Service Stations (1.7%)
  Casey's General Stores, Inc.                                    21,400              261
  Copart, Inc. (a)                                                34,600              410
  Group 1 Automotive, Inc. (a)                                    22,100              528
  O'Reilly Automotive, Inc. (a)                                   28,200              713
  Sonic Automotive, Inc. (a)                                       5,300               79

Beverages (0.2%)
  Boston Beer Company, Inc. (The) - Class A (a)                   14,800              212
  Constellation Brands, Inc. (a)                                   1,700               40

Business Services (4.7%)
  BISYS Group, Inc. (The) (a)                                     30,100              479
  Catalina Marketing Corporation (a)                              11,700              216
  ChoicePoint Inc. (a)                                            25,700            1,015
  Digital Insight Corporation (a) (b)                             67,500              587
  Fair, Isaac and Company, Incorporated (b)                       26,056            1,113
  Getty Images, Inc. (a) (b)                                      13,400              409
  On Assignment, Inc. (a)                                         27,500              234
  Rent-A-Center, Inc. (a)                                         10,800              539
  Teletech Holdings, Inc. (a)                                     23,000              167
  Valassis Communications, Inc. (a)                                7,400              218
  Websense, Inc. (a) (b)                                          22,800              487

Chemicals & Allied Products (0.5%)
  ATMI, Inc. (a) (b)                                              27,300              506
  Cabot Corporation                                                3,200               85

Commercial Banks (3.9%)
  Boston Private Financial Holdings, Inc.                         23,100              459
  Commerce Bancorp, Inc. (b)                                      18,684              808
  Community First Bankshares, Inc.                                15,900              421
  East West Bancorp, Inc.                                         16,800              606
  Silicon Valley Bancshares (a)                                   12,700              232
  Southwest Bancorporation of Texas, Inc. (a)                     26,000              749
  Sterling Bancshares, Inc.                                       47,250              577
  UCBH Holdings, Inc.                                             14,100              599

Communication (0.6%)
  Global Payments Inc.                                            12,960              415
  Insight Communications Company, Inc. (a)                        21,700              269

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Communications Equipment (1.7%)
  Anaren, Inc. (a)                                                22,600   $          199
  Inter-Tel, Incorporated (b)                                     22,000              460
  L-3 Communications Holdings, Inc. (a) (b)                        7,200              323
  Plantronics, Inc. (a) (b)                                       40,300              610
  Powerwave Technologies, Inc. (a)                                44,800              242
  Proxim Corporation - Class A (a)                               147,352              128
  SeaChange International, Inc. (a)                                1,900               12

Computer & Data Processing Services (8.7%)
  Activision, Inc. (a) (b)                                        15,800              231
  Actuate Corporation (a)                                         68,000              120
  Affiliated Computer Services, Inc. - Class A (a)                15,300              807
  BARRA, Inc. (a)                                                 16,600              503
  Borland Software Corporation (a)                                46,700              574
  Cerner Corporation (a)                                           8,800              275
  Computer Programs and Systems, Inc. (a)                         13,200              327
  Concord Communications, Inc. (a)                                20,500              184
  EarthLink, Inc. (a)                                             90,500              493
  FactSet Research Systems Inc. (b)                               30,200              855
  Henry (Jack) & Associates, Inc. (b)                             22,500              271
  Hyperion Solutions Corporation (a)                              24,200              621
  Informatica Corporation (a)                                     30,300              175
  InterCept, Inc. (a)                                             14,600              247
  Liberate Technologies (a)                                       10,900               16
  Macromedia, Inc. (a)                                             4,800               51
  MatrixOne, Inc. (a)                                             37,100              160
  Mercury Interactive Corporation (a)                              1,500               44
  MTC Technologies, Inc. (a)                                      22,600              572
  National Instruments Corporation (a)                            14,700              478
  Netegrity, Inc. (a)                                             39,700              129
  Network Associates, Inc. (a) (b)                                15,800              254
  Packeteer, Inc. (a)                                             45,500              312
  Precise Software Solutions Ltd. (a) (b)                          7,400              122
  Radiant Systems, Inc. (a)                                       27,150              261
  SERENA Software, Inc. (a) (b)                                   44,900              709
  SkillSoft PLC - ADR (a)                                         12,000               33
  SRA International, Inc. - Class A (a)                           13,100              355
  Symantec Corporation (a)                                         8,600              348
  Titan Corporation (The) (a)                                     37,900              394

Computer & Office Equipment (1.1%)
  Avocent Corporation (a)                                         16,350              363
  Concurrent Computer Corporation (a)                             17,800               51
  Polycom, Inc. (a) (b)                                           58,912              561
  SanDisk Corporation (a) (b)                                     17,200              349

Construction (1.1%)
  D.R. Horton, Inc.                                               13,261              230
  Insituform Technologies, Inc. - Class A (a) (b)                 29,700              506
  KB Home                                                          1,700               73
  Standard Pacific Corp.                                           2,200               54
  Toll Brothers, Inc. (a)                                         22,400              452

Drug Stores & Proprietary Stores (0.7%)
  Duane Reade Inc. (a)                                             4,300               73
  Omnicare, Inc.                                                  29,700              708

Educational Services (2.6%)
  Career Education Corporation (a)                                 9,900              396
  Corinthian Colleges, Inc. (a)                                   14,900              564
  DeVRY Inc. (a)                                                  40,000              664
  Education Management Corporation (a)                            18,100              681
  University of Phoenix Online (a)                                18,333              657

Electronic & Other Electric Equipment (0.5%)
  Harman International Industries, Incorporated                    9,400              559
  Zomax Incorporated (a)                                           1,700                7



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
T. ROWE PRICE SMALL CAP (continued)
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Electronic Components & Accessories (4.9%)
  Aeroflex Incorporated (a)                                       64,800   $          447
  CoorsTek, Inc. (a)                                               6,000              153
  Exar Corporation (a)                                            19,100              237
  Integrated Silicon Solution, Inc. (a)                           32,700              143
  Intersil Corporation - Class A (a)                              43,060              600
  KEMET Corporation (a)                                           20,900              183
  Kopin Corporation (a)                                           25,800              101
  Lattice Semiconductor Corporation (a)                           31,900              280
  Mercury Computer Systems, Inc. (a)                              21,400              653
  Micrel, Incorporated (a)                                        23,400              210
  Microchip Technology Incorporated                                4,437              108
  Oak Technology, Inc. (a)                                       269,400              714
  Pericom Semiconductor Corporation (a)                           34,000              283
  Plexus Corp. (a) (b)                                            41,500              364
  Semtech Corporation (a)                                         30,700              336
  Silicon Storage Technology, Inc. (a)                            30,600              124
  Skyworks Solutions, Inc. (a) (b)                                28,400              245
  Technitrol, Inc.                                                21,400              345
  TriQuint Semiconductor, Inc. (a)                                42,461              180

Fabricated Metal Products (0.3%)
  Shaw Group Inc. (The) (a) (b)                                    7,900              130
  Simpson Manufacturing Co., Inc. (a)                              6,600              217

Food & Kindred Products (0.6%)
  American Italian Pasta Company - Class A (a) (b)                 1,400               50
  Horizon Organic Holding Corporation (a)                         15,700              254
  Tootsie Roll Industries Incorporated                            12,000              368

Food Stores (0.6%)
  Panera Bread Company (a) (b)                                     7,100              247
  Whole Foods Market, Inc. (a) (b)                                 8,400              443

Furniture & Fixtures (0.5%)
  Ethan Allen Interiors Inc.                                       5,400              186
  La-Z-Boy Incorporated                                           16,000              384

Furniture & Home Furnishings Stores (1.2%)
  Cost Plus, Inc. (a)                                             21,950              629
  Pier 1 Imports, Inc.                                            22,400              424
  Williams-Sonoma, Inc. (a) (b)                                   13,800              375

Health Services (4.9%)
  Accredo Health, Incorporated (a)                                33,250            1,172
  AMN Healthcare Services, Inc. (a) (b)                           15,200              257
  AmSurg Corp. (a)                                                11,500              235
  Caremark Rx, Inc. (a)                                           23,900              388
  Community Health Systems, Inc. (a)                              14,000              288
  DaVita Inc. (a) (b)                                             18,200              449
  Hooper Holmes, Inc.                                             33,600              206
  LifePoint Hospitals, Inc. (a) (b)                               24,300              727
  Manor Care, Inc. (a)                                            24,900              463
  Renal Care Group, Inc. (a)                                       9,500              301
  Triad Hospitals, Inc. (a)                                       10,100              301
  Unilab Corporation (a)                                          17,500              320
  United Surgical Partners International, Inc. (a) (b)            32,800              512

Holding & Other Investment Offices (0.1%)
  4Kids Entertainment, Inc. (a)                                    3,300               73

Industrial Machinery & Equipment (2.2%)
  Cooper Cameron Corporation (a)                                   3,000              149
  Cymer, Inc. (a) (b)                                             25,200              814
  FMC Technologies, Inc. (a)                                       5,000              102
  National-Oilwell, Inc. (a)                                      15,500              339
  Oil States International, Inc. (a)                              25,200              325
  Zebra Technologies Corporation - Class A (a)                    14,300              820

Instruments & Related Products (3.8%)
  August Technology Corporation (a)                               16,500               83
  Cognex Corporation (a)                                          20,800              383
  Coherent, Inc. (a)                                              11,800              235
  Cohu, Inc.                                                      14,600              215

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Instruments & Related Products (continued)
  Cytyc Corporation (a) (b)                                       55,300   $          564
  Dionex Corporation (a)                                          16,950              503
  FLIR Systems, Inc. (a)                                           7,900              386
  Fossil, Inc. (a)                                                13,775              280
  Mettler-Toledo International Inc. (a)                            8,900              285
  MKS Instruments, Inc. (a)                                       19,466              320
  Newport Corporation (a)                                          9,400              118
  Rudolph Technologies, Inc. (a)                                   9,000              172
  SBS Technologies, Inc. (a)                                      19,000              174
  Varian, Inc. (a)                                                23,300              668

Insurance (3.8%)
  Coventry Health Care, Inc. (a)                                  19,100              554
  First Health Group Corp. (a)                                    36,200              881
  Max Re Capital Ltd.                                             35,600              392
  PMI Group, Inc. (The)                                            8,000              240
  Radian Group, Inc.                                               2,946              109
  RenaissanceRe Holdings Ltd.                                     10,200              404
  StanCorp Financial Group, Inc.                                  14,600              713
  Triad Guaranty Inc. (a)                                         21,800              804
  WellChoice, Inc. (a) (b)                                        13,100              314

Insurance Agents, Brokers & Service (1.0%)
  AdvancePCS (a)                                                  15,800              351
  Brown & Brown, Inc.                                             13,400              433
  Gallagher (Arthur J.) & Co. (b)                                 11,600              341

Leather & Leather Products (0.3%)
  Skechers U.S.A., Inc. - Class A (a)                              8,400               71
  Timberland Company (The)  - Class A (a)                          7,100              253

Management Services (1.4%)
  BearingPoint, Inc. (a)                                          12,000               83
  Corporate Executive Board Company (The) (a)                     35,800            1,143
  Exult, Inc. (a)                                                117,900              375

Manufacturing Industries (0.5%)
  JAKKS Pacific, Inc. (a) (b)                                     45,700              616

Medical Instruments & Supplies (2.9%)
  Apogent Technologies, Inc. (a)                                  18,800              391
  Conceptus, Inc. (a) (b)                                          8,800              105
  Cyberonics, Inc. (a)                                             6,600              121
  DENTSPLY International Inc.                                     12,500              465
  ICU Medical, Inc. (a)                                           20,000              746
  INAMED Corporation (a)                                           8,500              262
  Mentor Corporation                                               4,100              158
  Respironics, Inc. (a)                                           22,500              685
  STERIS Corporation (a)                                          17,900              434

Mortgage Bankers & Brokers (0.4%)
  Doral Financial Corporation                                     17,850              511

Motion Pictures (1.1%)
  CNET Networks, Inc. (a)                                         72,900              198
  Macrovision Corporation (a)                                     64,100            1,028

Oil & Gas Extraction (5.5%)
  Brown (Tom), Inc. (a)                                           24,600              617
  Cabot Oil & Gas Corporation - Class A                           16,700              414
  Cal Dive International, Inc. (a)                                19,400              456
  Core Laboratories N.V. (a)                                      24,500              278
  Global Industries, Ltd. (a)                                     59,500              248
  Grey Wolf, Inc. (a)                                            151,100              603
  Key Energy Services, Inc. (a)                                   12,200              109
  Patterson-UTI Energy, Inc. (a)                                  31,800              959
  Pride International, Inc. (a) (b)                               32,400              483
  Spinnaker Exploration Company (a)                               17,400              384
  Stone Energy Corporation (a)                                    17,700              590
  Unit Corporation (a)                                            32,200              597
  XTO Energy, Inc.                                                24,300              600

Personal Services (0.2%)
  G&K Services, Inc. - Class A                                     5,550              196


The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
T. ROWE PRICE SMALL CAP (continued)
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Pharmaceuticals (9.2%)
  Abgenix, Inc. (a) (b)                                           22,200   $          164
  Albany Molecular Research, Inc. (a)                             21,500              318
  Alkermes, Inc. (a) (b)                                          21,000              132
  Biovail Corporation (a) (b)                                     14,400              380
  Celgene Corporation (a)                                         32,400              696
  Cephalon, Inc. (a) (b)                                          10,514              512
  Charles River Laboratories, Inc. (a) (b)                        15,300              589
  D & K Health Resources, Inc. (b)                                16,100              165
  Enzon Pharmaceuticals, Inc. (a) (b)                             20,500              343
  Eon Labs, Inc. (a)                                              18,000              340
  Gilead Sciences, Inc. (a)                                        8,100              275
  Human Genome Sciences, Inc. (a) (b)                             21,000              185
  ICOS Corporation (a) (b)                                        21,200              496
  IDEXX Laboratories, Inc. (a)                                     5,600              186
  Invitrogen Corporation (a)                                      12,800              401
  K-V Pharmaceutical Company - Class A (a)                        18,500              429
  Medarex, Inc. (a)                                               14,200               56
  Medicis Pharmaceutical Corporation - Class A (a) (b)            16,900              840
  Neurocrine Biosciences, Inc. (a) (b)                            15,400              703
  Noven Pharmaceuticals, Inc. (a)                                 45,100              416
  NPS Pharmaceuticals, Inc. (a) (b)                               15,100              380
  OSI Pharmaceuticals, Inc. (a)                                    2,200               36
  Protein Design Labs, Inc. (a)                                   22,900              195
  Scios Inc. (a)                                                   3,700              121
  Serologicals Corporation (a)                                    28,200              310
  SICOR Inc. (a)                                                  22,600              358
  Taro Pharmaceutical Industries Ltd. (a)                          8,100              305
  Techne Corporation (a)                                          18,700              534
  Triangle Pharmaceuticals, Inc. (a)                              34,200              203
  Trimeris, Inc. (a) (b)                                           7,300              315
  Vertex Pharmaceuticals Incorporated (a)                          9,550              151

Primary Metal Industries (0.8%)
  Lone Star Technologies, Inc. (a)                                12,600              188
  Maverick Tube Corporation (a)                                   31,500              410
  Steel Dynamics, Inc. (a) (b)                                    22,200              267

Printing & Publishing (0.6%)
  Scholastic Corporation (a)                                      19,700              708

Radio & Television Broadcasting (1.9%)
  Cox Radio, Inc. - Class A (a)                                   22,300              509
  Emmis Communications Corporation - Class A (a)                  24,600              512
  Entercom Communications Corp. (a)                                3,200              150
  Radio One, Inc. - Class D (a) (b)                               41,700              602
  Regent Communications, Inc. (a)                                 36,300              215
  Spanish Broadcasting System, Inc. (a)                           29,100              210

Radio, Television & Computer Stores (0.2%)
  Tweeter Home Entertainment Group, Inc. (a)                      34,900              202
  Ultimate Electronics, Inc. (a)                                   8,100               82

Research & Testing Services (1.3%)
  Deltagen, Inc. (a)                                              36,000               17
  Forrester Research, Inc. (a)                                    38,000              592
  META Group, Inc. (a)                                            36,450               75
  Pharmaceutical Product Development, Inc. (a)                    15,700              460
  Symyx Technologies, Inc. (a)                                    28,900              364

Restaurants (2.3%)
  AFC Enterprises, Inc. (a)                                        3,900               82
  CEC Entertainment Inc. (a)                                      22,700              697
  P.F. Chang's China Bistro, Inc. (a) (b)                         20,300              737
  RARE Hospitality International, Inc. (a)                        18,750              518
  Ruby Tuesday, Inc.                                              17,600              304
  Sonic Corp. (a)                                                 15,475              317

Retail Trade (0.9%)
  A.C. Moore Arts & Crafts, Inc. (a)                              11,000              140
  Insight Enterprises, Inc. (a)                                   41,400              344
  Michaels Stores, Inc. (a)                                        9,600              300
  Schein (Henry), Inc. (a)                                         4,500              203

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Rubber & Misc. Plastic Products (0.5%)
  Entegris, Inc. (a)                                              42,800   $          441
  VANS, INC. (a)                                                  29,500              168

Savings Institutions (0.3%)
  IndyMac Bancorp, Inc. (a)                                       17,000              314

Security & Commodity Brokers (2.8%)
  Affiliated Managers Group, Inc. (a) (b)                         13,800              694
  Eaton Vance Corp.                                               14,400              407
  Investment Technology Group, Inc. (a)                           18,250              408
  Investors Financial Services Corp.                              26,500              726
  Legg Mason, Inc.                                                12,100              587
  Waddell & Reed Financial, Inc. - Class A                        22,450              442

Social Services (0.5%)
  Bright Horizons Family Solutions, Inc. (a)                      20,200              568

Stone, Clay & Glass Products (0.5%)
  Cabot Microelectronics Corporation (a) (b)                      12,181              575

Textile Mill Products (0.1%)
  Mohawk Industries, Inc. (a)                                      1,850              105

Transportation & Public Utilities (1.6%)
  C.H. Robinson Worldwide, Inc.                                    5,200              162
  Expeditors International of Washington, Inc.                     9,700              317
  Forward Air Corporation (a)                                     31,800              617
  UTI Worldwide, Inc.                                             30,300              795

Trucking & Warehousing (1.5%)
  Covenant Transport, Inc. - Class A (a)                          25,200              478
  Iron Mountain Incorporated (a) (b)                              39,400            1,301

Variety Stores (0.6%)
  Dollar Tree Stores, Inc. (a)                                     8,150              200
  Family Dollar Stores, Inc.                                       8,100              253
  Fred's, Inc.                                                     7,400              190

Wholesale Trade Durable Goods (1.3%)
  Patterson Dental Company (a) (b)                                15,400              674
  SCP Pool Corporation (a) (b)                                    29,850              872

Wholesale Trade Nondurable Goods (1.0%)
  Performance Food Group Company (a) (b)                          19,100              649
  United Natural Foods, Inc. (a)                                  20,500              520
                                                                           --------------

TOTAL COMMON STOCKS (COST: $127,106)                                              112,932
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (0.3%)
  U.S. Treasury Bill (c) 1.18%, due 03/13/2003             $         300   $          299
                                                                           --------------

TOTAL SHORT-TERM U.S. GOVERNMENT OBLIGATIONS
(COST: $299)                                                                          299
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $127,405)                               $      113,231
                                                                           ==============

SUMMARY:
  Investments, at market value                                     98.2%   $      113,231
  Other assets in excess of liabilities                             1.8%            2,078
                                                           -------------   --------------
  Net assets                                                      100.0%   $      115,309
                                                           =============   ==============

FUTURES CONTRACTS:

-------------------------------------------------------------------------------
                                                                 NET UNREALIZED
                                    SETTLEMENT                    APPRECIATION
                        CONTRACTS      DATE         AMOUNT       (DEPRECIATION)
-------------------------------------------------------------------------------
Russell 2000 Index           5      03/21/2003   $        958    $        (12)


The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
T. ROWE PRICE SMALL CAP (continued)
At December 31, 2002
(all amounts except share amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:

(a)     No dividends were paid during the preceding twelve months.

(b)     At December 31, 2002, all or a portion of this security is on loan (see
        Note 1F). The market value at December 31, 2002 of all securities on loan is $20,262. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

(c) At December 31, 2002, all or a portion of this security is segregated with the custodian to cover margin requirements for open futures contracts. The market value of all securities segregated at December 31, 2002 is $285.

(d) The Convertible Bond - Computer Data & Processing Services category has been omitted from the Schedule of Investments because its percentage of net assets is less than 0.01%. The security in this category, MicroStrategy Incorporated 7.50%, due 06/24/2007 has a cost and market value of less than $1.
DEFINITIONS:

ADR      American Depositary Receipt



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
GREAT COMPANIES - AMERICA(SM)
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (96.7%)

Aerospace (6.7%)
  United Technologies Corporation                                253,900   $       15,727

Beverages (6.6%)
  Coca-Cola Company (The)                                        351,000           15,381

Business Services (11.1%)
  First Data Corporation                                         289,400           10,248
  Omnicom Group, Inc. (a)                                        242,460           15,663

Chemicals & Allied Products (8.4%)
  Colgate-Palmolive Company                                      214,900           11,267
  Procter & Gamble Company (The)                                  96,700            8,310

Commercial Banks (7.4%)
  Bank of New York Company, Inc. (The)                           438,000           10,494
  Citigroup Inc.                                                 197,093            6,936

Electronic & Other Electric Equipment (6.4%)
  General Electric Company                                       617,430           15,034

Fabricated Metal Products (2.0%)
  Gillette Company (The)                                         152,862            4,641

Insurance (4.9%)
  American International Group, Inc.                             198,185           11,465

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Medical Instruments & Supplies (4.5%)
  Medtronic, Inc                                                 231,960   $       10,577

Paper & Allied Products (4.5%)
  3M Company                                                      85,500           10,543

Pharmaceuticals (22.5%)
  Abbott Laboratories                                            282,000           11,280
  Johnson & Johnson                                              287,180           15,424
  Pfizer Inc.                                                    500,400           15,297
  Wyeth                                                          281,000           10,510

Security & Commodity Brokers (11.7%)
  Goldman Sachs Group, Inc. (The)                                153,000           10,419
  Lehman Brothers Holdings Inc.                                  191,200           10,189
  Merrill Lynch & Co., Inc.                                      181,000            6,869
                                                                           --------------

TOTAL COMMON STOCKS (COST: $253,458)                                              226,274
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $253,458)                               $      226,274
                                                                           ==============

SUMMARY:
  Investments, at market value                                     96.7%   $      226,274
  Other assets in excess of liabilities                             3.3%            7,687
                                                           -------------   --------------
  Net assets                                                      100.0%   $      233,961
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a)     At December 31, 2002, all or a portion of this security is on loan (see
        Note 1F). The market value at December 31, 2002 of all securities on loan is $2,823. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
GREAT COMPANIES - TECHNOLOGY(SM)
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (95.5%)

Business Services (4.6%)
  First Data Corporation                                          70,000   $        2,479

Computer & Data Processing Services (25.5%)
  Electronic Arts Inc. (a)                                        49,000            2,439
  Electronic Data Systems Corporation                            139,000            2,562
  Microsoft Corporation (a)                                       72,000            3,722
  Oracle Corporation (a)                                         230,000            2,484
  Symantec Corporation (a) (b)                                    60,000            2,427

Computer & Office Equipment (19.9%)
  Cisco Systems, Inc. (a)                                        192,000            2,515
  Dell Computer Corporation (a)                                  132,000            3,530
  EMC Corporation (a)                                            167,500            1,028
  International Business Machines Corporation                     46,000            3,565

Electronic Components & Accessories (26.6%)
  Analog Devices, Inc. (a)                                       145,000            3,461
  Intel Corporation                                              218,000            3,394
  Maxim Integrated Products (b)                                   74,000            2,445
  Texas Instruments Incorporated                                 163,000            2,447
  Xilinx, Inc. (a)                                               118,000            2,431

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Industrial Machinery & Equipment (4.5%)
  Applied Materials, Inc. (a)                                    184,000   $        2,398

Manufacturing Industries (4.8%)
  International Game Technology (a)                               34,000            2,581

Pharmaceuticals (9.6%)
  Amgen Inc. (a)                                                  72,000            3,480
  Genentech, Inc. (a)                                             49,000            1,625
                                                                           --------------

TOTAL COMMON STOCKS (COST: $63,647)                                                51,013
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $63,647)                                $       51,013
                                                                           ==============

SUMMARY:
  Investments, at market value                                     95.5%   $       51,013
  Other assets in excess of liabilities                             4.5%            2,421
                                                           -------------   --------------
  Net assets                                                      100.0%   $       53,434
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a)     No dividends were paid during the preceding twelve months.

(b)     At December 31, 2002, all or a portion of this security is on loan (see
        Note 1F). The market value at December 31, 2002 of all securities on loan is $3,840. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
VALUE LINE AGGRESSIVE GROWTH
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (87.5%)

Apparel & Accessory Stores (3.1%)
  Abercrombie & Fitch Co. - Class A (a)                            3,200   $           65
  AnnTaylor, Inc. (a)                                              3,900               80
  Limited, Inc. (The)                                              4,200               59

Automotive (4.0%)
  Harley-Davidson, Inc.                                            5,800              268

Beverages (3.1%)
  Anheuser-Busch Companies, Inc.                                   1,500               73
  Coca-Cola Company (The)                                          1,600               70
  PepsiCo, Inc.                                                    1,500               63

Business Services (3.0%)
  eBay Inc. (a)                                                      800               54
  Omnicom Group, Inc.                                              2,300              149

Chemicals & Allied Products (4.8%)
  Colgate-Palmolive Company                                        1,200               63
  International Flavors & Fragrances Inc.                          2,800               98
  Procter & Gamble Company (The)                                   1,900              163

Commercial Banks (10.1%)
  BB&T Corporation                                                 1,700               63
  Citigroup Inc.                                                   4,100              144
  Fifth Third Bancorp                                              3,900              228
  State Street Corporation                                         1,800               70
  U.S. Bancorp                                                     2,500               53
  Wells Fargo & Company                                            1,500               70
  Zions Bancorporation                                             1,300               51

Computer & Data Processing Services (5.4%)
  Electronic Arts Inc. (a)                                         1,000               50
  Fiserv, Inc. (a)                                                 2,850               97
  Microsoft Corporation (a)                                        2,300              119
  Network Associates, Inc. (a)                                     6,300              101

Computer & Office Equipment (1.1%)
  Dell Computer Corporation (a)                                    2,700               72

Construction (2.9%)
  Centex Corporation                                               1,200               60
  KB Home                                                          1,600               69
  Pulte Corporation                                                1,300               62

Department Stores (2.8%)
  Kohl's Corporation (a)                                           3,300              185

Drug Stores & Proprietary Stores (0.9%)
  Walgreen Co.                                                     2,000               58

Educational Services (1.0%)
  Education Management Corporation (a)                             1,800               68

Electronic & Other Electric Equipment (2.4%)
  General Electric Company                                         3,500               85
  Whirlpool Corp.                                                  1,400               73

Furniture & Home Furnishings Stores (1.6%)
  Bed Bath & Beyond Inc. (a)                                       3,000              104

Health Services (3.9%)
  HCA Inc.                                                         3,200              133
  Laboratory Corporation of America Holdings (a)                   2,500               58
  Universal Health Services, Inc. - Class B (a)                    1,500               68

Instruments & Related Products (1.0%)
  Raytheon Company                                                 2,100               65

Insurance (4.8%)
  AFLAC Incorporated                                               2,000               60
  American International Group, Inc.                               2,300              133
  Oxford Health Plans, Inc. (a)                                    1,600               58
  Travelers Property Casualty Corp. - Class A (a)                    177                3
  Travelers Property Casualty Corp. - Class B (a)                    363                5
  UnumProvident Corporation                                        3,400               60

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Insurance Agents, Brokers & Service (1.9%)
  Express Scripts, Inc. - Class A (a)                              1,200   $           58
  Hartford Financial Services Group, Inc. (The)                    1,500               68

Lumber & Other Building Materials (2.8%)
  Home Depot, Inc. (The)                                           2,500               60
  Lowe's Companies, Inc.                                           3,400              129

Management Services (0.8%)
  Paychex, Inc.                                                    2,000               56

Manufacturing Industries (0.7%)
  Mattel, Inc.                                                     2,500               48

Medical Instruments & Supplies (3.9%)
  Biomet, Incorporated                                             3,000               86
  Medtronic, Inc.                                                  3,800              173

Oil & Gas Extraction (1.8%)
  BJ Services Company (a)                                          2,000               65
  Noble Corporation (a)                                            1,500               53

Pharmaceuticals (5.4%)
  Amgen Inc. (a)                                                   2,180              105
  Cardinal Health, Inc.                                            1,050               62
  Johnson & Johnson                                                2,400              129
  Pfizer Inc.                                                      2,300               70

Railroads (0.9%)
  Norfolk Southern Corporation                                     3,000               60

Residential Building Construction (0.9%)
  Lennar Corporation                                               1,200               62

Restaurants (1.0%)
  Cheesecake Factory Incorporated (The) (a)                        1,800               65

Retail Trade (1.7%)
  PETsMART, Inc. (a)                                               2,000               34
  Staples, Inc. (a)                                                4,500               82

Savings Institutions (1.0%)
  Washington Mutual, Inc.                                          2,000               69

Textile Mill Products (0.7%)
  Mohawk Industries, Inc. (a)                                        885               50

Tobacco Products (1.0%)
  Philip Morris Companies Inc.                                     1,600               65

Transportation Equipment (1.2%)
  General Dynamics Corporation                                     1,000               79

U.S. Government Agencies (1.8%)
  Fannie Mae                                                       1,000               64
  Freddie Mac                                                      1,000               59

Variety Stores (3.0%)
  Costco Wholesale Corporation (a)                                 2,200               62
  Target Corporation                                               2,400               72
  Wal-Mart Stores, Inc.                                            1,300               66

Wholesale Trade Durable Goods (1.1%)
  Fisher Scientific International Inc. (a)                         2,400               72
                                                                           --------------

TOTAL COMMON STOCKS (COST: $6,364)                                                  5,853
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $6,364)                                 $        5,853
                                                                           ==============

SUMMARY:
  Investments, at market value                                     87.5%   $        5,853
  Other assets in excess of liabilities                            12.5%              833
                                                           -------------   --------------
  Net assets                                                      100.0%   $        6,686
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:
(a)     No dividends were paid during the preceding twelve months.



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
GABELLI GLOBAL GROWTH
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

PREFERRED STOCKS (0.4%)

Germany (0.3%)
  Henkel KGaA                                                      4,565   $          289
  ProSiebenSat.1 Media AG                                          5,777               38

United States (0.1%)
  CSC Holdings, Inc.                                                 837               80
                                                                           --------------

TOTAL PREFERRED STOCKS (COST: $372)                                                   407
                                                                           --------------

COMMON STOCKS (44.2%)

Australia (0.2%)
  Lihir Gold Limited (a)                                         194,826              158

Austria (0.5%)
  Telekom Austria AG (a)                                          46,127              467

Belgium (0.3%)
  Colruyt NV                                                       1,172               65
  Electrabel SA                                                      588              143
  Groupe Bruxelles Lambert SA                                      2,091               86

Bermuda (0.1%)
  Tyco International Ltd.                                          4,886               83

Brazil (0.3%)
  Companhia Siderurgica Nacional SA - ADR (b)                      1,200               17
  Embratel Participacoes SA - ADR (a)                              4,200                4
  Tele Norte Celular Participacoes SA - ADR (a) (b)                7,100               33
  Telemig Celular Participacoes SA - ADR (b)                      11,475              194

Canada (2.4%)
  Agnico-Eagle Mines Limited (CAD)                                10,750              159
  Agnico-Eagle Mines Limited (USD)                                 4,840               72
  Apollo Gold Corporation (a)                                     17,523               40
  Glamis Gold Ltd. (a)                                            34,886              393
  Goldcorp Incorporated                                           19,544              248
  IAMGOLD Corporation                                             34,054              166
  Invanhoe Mines Limited (a)                                      19,245               40
  Kinross Gold Corporation (a)                                    23,392               57
  Meridian Gold, Inc. (a)                                          9,770              172
  Placer Dome, Inc. (b)                                           14,534              167
  Placer Dome Inc. - CUFS                                         11,969              132
  Repadre Capital Corporation (a)                                 29,162              226
  Rogers Communications Inc. - Class B (a) (b)                    40,225              377

Croatia (0.1%)
  PLIVA d.d. - GDR                                                 6,948               99

Denmark (0.3%)
  Carlsberg A/S                                                      884               39
  Tele Danmark A/S                                                 9,741              237

France (4.7%)
  Aventis SA                                                       1,326               72
  Beghin-Say (b)                                                   4,500              177
  Boiron SA                                                        2,375              205
  CANAL +                                                            600                3
  Egide (a)                                                          106                2
  Eiffage SA                                                       2,747              206
  Gemplus International SA (a)                                   377,391              396
  JCDecaux SA (a)                                                 19,977              241
  Laboratoires Arkopharma SA                                       1,207               48
  Neopost SA (a)                                                   2,756               89
  NRJ Groupe                                                      27,375              417
  Pernod Ricard                                                    1,414              137
  Sanofi-Synthelabo                                                1,467               90
  Total Fina Elf SA                                                2,292              328
  Vivendi Universal (b)                                          109,900            1,776
  Vivendi Universal - ADR (b)                                     15,421              248

Germany (0.2%)
  Altana AG                                                        1,622               74
  Nordex AG (a)                                                    4,254               12
  STADA Arzneimittel AG                                            2,541              102

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Greece (0.1%)
  Coca-Cola Hellenic Bottling Company SA                           4,026   $           56
  Greek Organization of Football Prognostics                       2,087               22

Hong Kong (0.0%)
  Shaw Brothers (Hong Kong) Limited                               35,000               36

Hungary (0.1%)
  Magyar Tavkozlesi Rt.                                           12,988               47

Ireland (0.4%)
  Anglo Irish Bank Corporation PLC                                19,623              140
  Bank of Ireland                                                 11,851              121
  Irish Life & Permanent PLC                                       5,009               54
  Kerry Group PLC                                                  7,000               94

Italy (2.6%)
  Autogrill SpA (a)                                               19,627              154
  Autostrade SpA                                                  28,278              281
  Banca Monte dei Paschi di Siena SpA (b)                         63,225              149
  ENI - Ente Nazionale Idrocarburi                                   694               11
  Finmeccanica SpA                                               117,000               65
  Marzotto SpA                                                   178,208              973
  Parmalat Finanziaria SpA (b)                                    44,498              106
  Pininfarina SpA                                                  8,350              149
  Recordati SpA                                                    9,375              152
  Riunione Adriatica di Sicurta SpA (b)                            4,924               60
  Telecom Italia Mobile SpA                                       22,125              101
  Telecom Italia SpA - RNC (b)                                    16,750               84
  Tiscali SpA (a) (b)                                             19,500               87
  Tod's SpA                                                          442               14

Japan (4.8%)
  Asatsu-DK Inc.                                                   1,600               28
  Benesse Corporation                                             11,500              129
  Canon Inc.                                                       4,250              160
  Fast Retailing Co., Ltd.                                         6,450              227
  Fuji Photo Film Co., Ltd.                                          500               16
  Furukawa Electric Co., Ltd. (The)                                  700                1
  Hudson Soft Co., Ltd.                                              140                1
  Ito-Yokado Co., Ltd.                                               907               27
  KDDI Corporation                                                   249              808
  Mitsubishi Tokyo Financial Group, Inc.                              15               82
  Nikon Corporation (a) (b)                                          900                7
  Nintendo Co., Ltd.                                               1,461              137
  Nippon Broadcasting System, Incorporated                        27,000              808
  NTT DoCoMo, Inc.                                                    98              181
  Secom Co., Ltd. (b)                                             22,000              755
  SEGA Corporation (a) (b)                                        38,868              383
  Terumo Corporation                                               4,500               62
  Toshiba Corporation (a)                                            600                2
  Toyota Industries Corporation (b)                               11,500              173
  Toyota Motor Corporation                                        19,194              516

Luxembourg (0.1%)
  SBS Broadcasting SA (a)                                          3,340               49
  Tenaris SA - ADR (a)                                             1,481               28

Mexico (0.3%)
  Coca-Cola Femsa SA - ADR                                        14,000              251

Netherlands (0.8%)
  Fox Kids Europe NV (a)                                          50,375              238
  Koninklijke KPN NV (a)                                          68,996              449
  United Pan-Europe Communications NV (a)                         22,000                1
  Wolters Kluwer NV                                                5,160               90

Norway (0.2%)
  Telenor ASA                                                     37,615              144

Peru (0.2%)
  Compania de Minas Buenaventura SA - ADR                          5,862              155

Portugal (0.2%)
  Portugal Telecom, SGPS, SA - Registered Shares                  26,661              183


The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
GABELLI GLOBAL GROWTH (continued)
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

South Africa (3.5%)
  Anglogold Ltd. - ADR                                             5,817   $          199
  Durban Roodepoort Deep, Limited - ADR (a)                       48,857              198
  Gold Fields Limited - ADR                                       28,294              395
  Harmony Gold Mining Company Limited                            122,765            2,108
  Harmony Gold Mining Company Limited - ADR (b)                   23,452              394

Spain (0.4%)
  Altadis, SA                                                      4,924              112
  Fomento de Construcciones y Contratas, SA                        8,832              198
  Gas Natural SDG, SA                                              2,071               39
  Telefonica SA (a)                                                  771                7

Switzerland (0.8%)
  Compagnie Financiere Richemont AG - Units                        2,211               41
  Converium Holding AG (a)                                         2,100              102
  Novartis AG                                                      8,750              319
  Swatch Group AG (The) - Class B                                  1,055               88
  Swiss Reinsurance Company - Registered Shares                      788               52
  Swisscom AG - Registered Shares                                    386              112

United Kingdom (2.0%)
  BAE Systems PLC                                                 10,384               21
  Boots Company PLC (The)                                          6,766               64
  BP PLC                                                          26,560              183
  British Sky Broadcasting Group PLC (a)                          20,896              215
  BT Group PLC                                                    89,000              279
  Cable & Wireless PLC                                            51,824               37
  Diageo PLC                                                      10,083              110
  Filtronic PLC                                                   35,200               49
  Hilton Group PLC                                                34,419               93
  HSBC Holdings PLC                                                  312                3
  mmO2 PLC (a)                                                    64,831               46
  National Grid Group PLC (The)                                   24,975              184
  Randgold Resources Limited - ADR (a)                             2,340               69
  Rank Group PLC (The)                                            34,289              147
  Reuters Group PLC                                                  125               (c)
  Scottish and Southern Energy PLC                                 7,000               77
  Six Continents PLC                                               8,170               66
  Stolt Offshore SA (a)                                           27,200               37
  United Business Media PLC                                          274                1
  Vodafone Group PLC                                              96,755              176

United States (18.6%)
  ACME Communications, Inc. (a)                                    2,640               21
  Agere Systems Inc. (a)                                         229,559              331
  Agere Systems Inc. - Class B (a)                                32,708               46
  Allegheny Energy, Inc.                                           4,671               35
  Allied Waste Industries, Inc. (a)                               13,770              138
  ALLTEL Corporation                                               2,900              148
  AOL Time Warner Inc. (a)                                        23,267              305
  Aquila Inc.                                                     40,872               72
  Archer Daniels Midland Co.                                      30,500              378
  Ascential Software Corporation (a)                              62,260              149
  AT&T Corp.                                                      12,235              319
  AT&T Wireless Services, Inc. (a)                                19,330              109
  Belo (A.H.) Corporation - Class A                                3,564               76
  Blockbuster Inc. - Class A                                      10,868              133
  Bristol-Myers Squibb Co.                                         7,032              163
  Broadwing Inc. (a)                                             160,729              566
  Cablevision Systems Corporation - Class A (a) (b)               12,452              208
  Callaway Golf Company                                           13,000              172
  Cendant Corp. (a) (b)                                           26,952              282
  Centennial Communications Corp. (a)                              9,375               24
  CenturyTel, Inc. (b)                                             2,003               59
  Charter Communications, Inc. (a) (b)                           130,571              154
  Citizens Communications Company (a) (b)                            977               10
  CMGI, Inc. (a)                                                  12,500               12

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
United States (continued)
  CMS Energy Corporation (b)                                       1,368   $           13
  Coach, Inc. (a)                                                 29,350              966
  Comcast Corporation - Class A (a)                               23,958              565
  Comcast Corporation - Special Class A (a) (b)                    4,212               95
  Constellation Brands, Inc. (a)                                     390                9
  Crown Media Holdings, Inc. (a) (b)                              32,099               73
  Del Monte Foods Company (a)                                        349                3
  Delphi Corporation                                              33,850              272
  Devon Energy Corporation (b)                                    14,925              685
  Diversinet Corp. - Units (d)                                    97,000               29
  Diversinet Corp. - warrants (d)                                 72,750               (c)
  Duke Energy Corporation                                          4,990               98
  El Paso Corporation                                             17,567              122
  EMC Corporation (a)                                              9,000               55
  Equitable Resources, Inc.                                        6,179              217
  Fleming Companies, Inc. (b)                                      1,954               13
  Freeport-McMoRan Copper & Gold Inc. - Class B (a) (b)           11,699              196
  Gemstar-TV Guide International, Inc. (a)                       110,440              359
  General Motors Corporation - Class H (a)                        18,652              200
  Gray Television, Inc.                                            4,095               40
  Hain Celestial Group, Inc. (The) (a)                             1,577               24
  Heinz (H.J.) Company                                               782               26
  Hewlett-Packard Company                                         11,125              193
  Honeywell International Inc.                                    22,886              549
  Knight-Ridder, Inc.                                              1,694              107
  Leap Wireless International, Inc. (a)                           33,700                5
  Liberty Media Corporation - Class A (a)                        113,211            1,012
  Lockheed Martin Corporation                                      5,100              295
  Loral Space & Communications Ltd. (a)                          101,975               44
  Lucent Technologies Inc. (a)                                   129,461              163
  ManTech International Corporation - Class A (a)                  7,200              137
  Mattel, Inc.                                                    11,726              225
  McLeodUSA Incorporated - Class A (a)                             1,171                1
  McLeodUSA Incorporated - Class A - escrow (a) (d)               20,000               (c)
  Merrill Lynch & Co., Inc.                                        1,954               74
  Metro-Goldwyn-Mayer Inc. (a)                                     6,507               85
  Morgan Chase & Co. (J.P.)                                        3,909               94
  Newmont Mining Corporation                                       9,770              284
  Nextel Communications, Inc. - Class A (a)                       41,132              475
  Oracle Corporation (a)                                          51,630              558
  Paxson Communications Corporation (a)                           13,925               29
  Peabody Energy Corporation                                         586               17
  Pepsi Bottling Group, Inc. (The)                                12,100              311
  Public Service Enterprise Group Incorporated                     2,336               75
  Qwest Communications International Inc. (a)                     19,546               98
  Ross Stores, Inc.                                               11,000              466
  Rural Cellular Corporation - Class A (a)                        40,888               35
  Schering-Plough Corporation                                      5,863              130
  Sinclair Broadcast Group, Inc. - Class A (a)                    32,085              373
  Sprint Corporation (FON Group)                                  11,990              174
  StorageNetworks, Inc. (a)                                      200,084              232
  Telephone and Data Systems, Inc.                                   390               18
  Tennant Company                                                    391               13
  Texas Instruments Incorporated                                  26,378              396
  Ticketmaster - Class B (a)                                      20,126              427
  Travelers Property Casualty Corp. - Class A (a)                 15,100              221
  Tribune Company                                                    586               27
  TXU Corp.                                                        7,007              131
  UnitedGlobalCom, Inc. - Class A (a)                             73,507              176
  ValueVision International, Inc. - Class A (a)                    2,400               36
  Verizon Communications, Inc.                                     3,897              151
  Viacom, Inc. - Class A (a)                                         977               40
  Viacom, Inc. - Class B (a)                                      13,450              548



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
GABELLI GLOBAL GROWTH (continued)
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
United States (continued)
  Washington Post Company (The) - Class B                            536   $          396
  Western Wireless Corporation - Class A (a) (b)                  10,540               56
  WorldCom, Inc. - MCI Group                                      24,920                4
  Wyeth                                                            4,992              187
  Young Broadcasting Inc. - Class A (a)                           34,297              452
                                                                           --------------

TOTAL COMMON STOCKS (COST: $48,633)                                                41,255
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $49,005)                                $       41,662
                                                                           ==============

SUMMARY:
  Investments, at market value                                     44.6%   $       41,662
  Other assets in excess of liabilities                            55.4%           51,823
                                                           -------------   --------------
  Net assets                                                      100.0%   $       93,485
                                                           =============   ==============
INVESTMENTS BY INDUSTRY:
------------------------------------------------------------------------------------------
                                                                               MARKET
                                                            PERCENTAGE          VALUE
------------------------------------------------------------------------------------------
  Telecommunications                                                6.8%   $        6,260
  Metal Mining                                                      6.5%            5,988
  Business Services                                                 3.5%            3,292
  Communication                                                     3.3%            3,039
  Radio & Television Broadcasting                                   2.9%            2,680
  Automotive                                                        2.0%            1,859
  Pharmaceuticals                                                   1.7%            1,569
  Computer & Data Processing Services                               1.7%            1,560
  Oil & Gas Extraction                                              1.1%            1,061
  Leather & Leather Products                                        1.0%              980
  Apparel Products                                                  1.0%              973
  Food & Kindred Products                                           1.0%              945
  Electronic Components & Accessories                               0.9%              860
  Manufacturing Industries                                          0.8%              780
  Beverages                                                         0.8%              737
  Printing & Publishing                                             0.7%              697

------------------------------------------------------------------------------------------
                                                                               MARKET
                                                            PERCENTAGE          VALUE
------------------------------------------------------------------------------------------
  Construction                                                      0.7%   $          685
  Electric Services                                                 0.7%              668
  Commercial Banks                                                  0.6%              589
  Electronic & Other Electric Equipment                             0.6%              585
  Motion Pictures                                                   0.6%              559
  Insurance                                                         0.5%              489
  Apparel & Accessory Stores                                        0.5%              466
  Computer & Office Equipment                                       0.4%              408
  Aerospace                                                         0.4%              381
  Gas Production & Distribution                                     0.4%              378
  Chemicals & Allied Products                                       0.4%              361
  Amusement & Recreation Services                                   0.4%              328
  Personal Services                                                 0.3%              282
  Department Stores                                                 0.2%              227
  Communications Equipment                                          0.2%              207
  Petroleum Refining                                                0.2%              183
  Electric, Gas & Sanitary Services                                 0.2%              170
  Restaurants                                                       0.2%              154
  Environmental Services                                            0.1%              138
  Management Services                                               0.1%              137
  Educational Services                                              0.1%              129
  Tobacco Products                                                  0.1%              112
  Instruments & Related Products                                    0.1%              111
  Holding & Other Investment Offices                                0.1%               86
  Security & Commodity Brokers                                      0.1%               74
  Food Stores                                                       0.1%               65
  Drug Stores & Proprietary Stores                                  0.1%               64
  Retail Trade                                                      0.1%               63
  Medical Instruments & Supplies                                    0.1%               62
  Mining                                                            0.1%               57
  Other Industries                                                  0.2%              164
                                                           -------------   --------------
      Investments, at market value                                 44.6%           41,662
      Other assets in excess of liabilities                        55.4%           51,823
                                                           -------------   --------------
      Net assets                                                  100.0%   $       93,485
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a)     No dividends were paid during the preceding twelve months.

(b)     At December 31, 2002, all or a portion of this security is on loan (see
        Note 1F). The market value at December 31, 2002 of all securities on loan is $5,641. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

(c)     Market value is less than $1.

(d) Securities valued as determined in good faith in accordance with procedures established by the Fund's Board of Directors.
DEFINITIONS:

ADR      American Depositary Receipt
CUFS     Chess Unit of Foreign Securities
GDR      Global Depository Receipt
RNC      Saving Non-Convertible Shares



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
GREAT COMPANIES - GLOBAL(2)
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (96.3%)

Australia (4.5%)
  News Corporation Limited (The) - ADR (b)                        43,600   $        1,144

France (4.7%)
  L'Oreal SA - ADR                                                79,000            1,203

Germany (1.4%)
  SAP AG - ADR (b)                                                18,400              359

Japan (6.4%)
  Canon Inc. - ADR                                                13,700              505
  Sony Corporation - ADR                                          27,400            1,132

Netherlands (4.7%)
  ING Groep NV - ADR                                              70,400            1,186

South Korea (1.9%)
  Samsung Electronics Co., Ltd. - GDR - 144A (b) (c)               3,600              480

Switzerland (10.1%)
  Nestle SA - ADR                                                 21,900            1,151
  Novartis AG - ADR                                               38,900            1,429

United Kingdom (3.9%)
  HSBC Holdings PLC - ADR (b)                                     18,200            1,001

United States (58.7%)
  AFLAC Incorporated                                              38,900            1,172
  American International Group, Inc.                              16,500              955
  Amgen Inc. (a)                                                  10,600              512
  Analog Devices, Inc. (a)                                        20,400              487
  Coca-Cola Company (The)                                         26,000            1,138
  General Electric Company                                        55,000            1,339
  Goldman Sachs Group, Inc. (The)                                 16,700            1,137
  Intel Corporation                                               30,700              478
  International Business Machines Corporation                      6,700              519
  Johnson & Johnson                                               21,650            1,163
  Medtronic, Inc.                                                 24,700            1,126
  Microsoft Corporation (a)                                        9,500              491
  Omnicom Group, Inc.                                             18,000            1,163
  Pfizer Inc. (b)                                                 45,900            1,403
  Texas Instruments Incorporated                                  32,900              494
  United Technologies Corporation                                 22,300            1,381
                                                                           --------------

TOTAL COMMON STOCKS (COST: $28,174)                                                24,548
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $28,174)                                $       24,548
                                                                           ==============

SUMMARY:
  Investments, at market value                                     96.3%   $       24,548
  Other assets in excess of liabilities                             3.7%              947
                                                           -------------   --------------
  Net assets                                                      100.0%   $       25,495
                                                           =============   ==============
INVESTMENTS BY INDUSTRY:
------------------------------------------------------------------------------------------
                                                                               MARKET
                                                            PERCENTAGE          VALUE
------------------------------------------------------------------------------------------
  Pharmaceuticals                                                  17.7%   $        4,507
  Electronic & Other Electric Equipment                            11.6%            2,951
  Insurance                                                         8.3%            2,127
  Electronic Components & Accessories                               5.7%            1,459
  Aerospace                                                         5.4%            1,381
  Chemicals & Allied Products                                       4.7%            1,203
  Life Insurance                                                    4.7%            1,186
  Business Services                                                 4.6%            1,163
  Food & Kindred Products                                           4.5%            1,151
  Motion Pictures                                                   4.5%            1,144
  Beverages                                                         4.5%            1,138
  Security & Commodity Brokers                                      4.5%            1,137
  Medical Instruments & Supplies                                    4.4%            1,126
  Computer & Office Equipment                                       4.0%            1,024
  Commercial Banks                                                  3.9%            1,001
  Computer & Data Processing Services                               3.3%              850
                                                           -------------   --------------
    Investments, at market value                                   96.3%           24,548
    Other assets in excess of liabilities                           3.7%              947
                                                           -------------   --------------
    Net assets                                                    100.0%   $       25,495
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a)     No dividends were paid during the preceding twelve months.

(b)     At December 31, 2002, all or a portion of this security is on loan (see
        Note 1F). The market value at December 31, 2002 of all securities on loan is $2,030. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

(c) Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.
DEFINITIONS:

ADR      American Depositary Receipt
GDR      Global Depository Receipt



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
CAPITAL GUARDIAN U.S. EQUITY
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

CONVERTIBLE BONDS (0.8%)

Metal Mining (0.1%)
  Freeport-McMoRan Copper & Gold Inc.
    8.25%, due 01/31/2006                                  $          92   $          131

Retail Trade (0.5%)
  Amazon.com, Inc.
    4.75%, due 02/01/2009                                            832              610

Telecommunications (0.2%)
  Nextel Communications, Inc.
    4.75%, due 07/01/2007                                            299              249
                                                                           --------------

TOTAL CONVERTIBLE BONDS (COST: $838)                                                  990
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS (0.3%)

Automotive (0.3%)
  Ford Motor Company Capital Trust II                              8,500   $          341

Communication (0.0%)
  Equity Securities Trust I                                        2,400               48
                                                                           --------------

TOTAL CONVERTIBLE PREFERRED STOCKS (COST: $538)                                       389
                                                                           --------------

COMMON STOCKS (94.0%)

Aerospace (1.2%)
  United Technologies Corporation                                 21,900            1,356

Amusement & Recreation Services (0.5%)
  Disney (Walt) Company (The)                                     34,800              568

Automotive (0.6%)
  General Motors Corporation - Class H (a)                        31,700              339
  Navistar International Corporation (a) (b)                      13,100              318

Automotive Dealers & Service Stations (0.3%)
  AutoNation, Inc. (a)                                            26,200              329

Beverages (1.0%)
  Anheuser-Busch Companies, Inc.                                  11,800              571
  PepsiCo, Inc.                                                   13,900              587

Business Services (3.2%)
  CheckFree Holdings Corporation (a) (b)                          46,300              741
  eBay Inc. (a)                                                   21,100            1,431
  Interpublic Group of Companies, Inc. (The)                      25,700              362
  Robert Half International Inc. (a)                              31,700              511
  Thomson Corporation (The)                                        4,000              107
  TMP Worldwide Inc. (a) (b)                                      39,200              443
  Vivendi Universal - ADR (b)                                      8,300              133

Chemicals & Allied Products (2.3%)
  Air Products and Chemicals, Inc                                 25,600            1,094
  Avon Products, Inc.                                              4,900              264
  Dow Chemical Company (The)                                       4,000              119
  du Pont (E.I.) de Nemours and Company                           13,100              555
  Lauder (Estee) Companies Inc. (The) - Class A                   16,700              441
  Nova Chemicals Corporation                                      12,100              221

Commercial Banks (5.7%)
  Bank of America Corporation (b)                                  2,600              181
  Bank One Corporation                                            82,200            3,004
  Citigroup Inc.                                                  13,067              460
  Concord EFS, Inc. (a)                                           53,600              844
  Morgan Chase & Co. (J.P.)                                       78,200            1,877
  Wells Fargo & Company                                            5,600              262

Communication (3.2%)
  Cablevision Systems Corporation - Class A (a) (b)              112,773            1,888
  Comcast Corporation - Class A (a)                                1,100               26
  Cox Communications, Inc. - Class A (a) (b)                      29,000              824
  Liberty Media Corporation - Class A (a)                         76,128              681
  Viacom, Inc. - Class B (a)                                       6,500              265

Communications Equipment (1.6%)
  Corning Incorporated (a)                                        22,600               75
  QUALCOMM Incorporated (a)                                       38,000            1,383
  Siemens AG - ADR (b)                                             8,500              358

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Computer & Data Processing Services (3.4%)
  Amdocs Limited (a)                                              23,600   $          232
  Cadence Design Systems, Inc. (a)                                21,900              258
  Macromedia, Inc. (a)                                             5,000               53
  Microsoft Corporation (a)                                       36,200            1,872
  Sabre Holdings Corporation (a)                                  25,700              465
  VeriSign, Inc. (a)                                              74,100              594
  VERITAS Software Corporation (a)                                33,300              520

Computer & Office Equipment (2.9%)
  Cisco Systems, Inc. (a)                                        152,700            2,000
  Hewlett-Packard Company                                         16,057              279
  International Business Machines Corporation                      9,000              698
  Polycom, Inc. (a)                                               35,900              342
  Seagate Technology (a) (b)                                       6,900               74

Construction (0.7%)
  Fluor Corporation                                               27,800              778

Electric Services (1.0%)
  AES Corporation (The) (a)                                      132,400              400
  Duke Energy Corporation                                         16,800              328
  Pinnacle West Capital Corporation                               12,400              423

Electric, Gas & Sanitary Services (0.4%)
  NiSource Inc.                                                   20,600              412

Electronic & Other Electric Equipment (2.4%)
  Emerson Electric Co.                                            10,900              554
  General Electric Company                                        89,000            2,167
  Sony Corporation - ADR                                           2,500              103

Electronic Components & Accessories (3.6%)
  Altera Corporation (a)                                          96,200            1,187
  Applied Micro Circuits Corporation (a)                          47,000              173
  Broadcom Corporation - Class A (a) (b)                          17,800              268
  Intel Corporation                                               22,000              343
  JDS Uniphase Corporation (a)                                   105,000              259
  Linear Technology Corporation                                   19,900              512
  PMC-Sierra, Inc. (a)                                            43,000              239
  Tyco International Ltd.                                         16,600              284
  Xilinx, Inc. (a)                                                45,000              927

Food & Kindred Products (1.0%)
  Campbell Soup Company                                           40,400              948
  Del Monte Foods Company (a)                                      3,036               23
  Heinz (H.J.) Company                                             6,800              224

Furniture & Home Furnishings Stores (0.4%)
  Williams-Sonoma, Inc. (a)                                       15,800              429

Gas Production & Distribution (0.5%)
  El Paso Corporation                                             76,000              529
  Kinder Morgan, Inc.                                                 14                1

Health Services (0.4%)
  Lincare Holdings Inc. (a)                                       15,600              493

Hotels & Other Lodging Places (0.3%)
  Starwood Hotels & Resorts Worldwide, Inc.                       14,300              339

Industrial Machinery & Equipment (6.4%)
  American Standard Companies Inc. (a)                            10,800              768
  Applied Materials, Inc. (a) (b)                                218,400            2,846
  ASM Lithography Holding NV -
      NY Registered Shares (a)                                    40,300              337
  Baker Hughes Incorporated                                       57,200            1,841
  Dover Corporation                                                7,000              204
  Illinois Tool Works Inc.                                         9,800              636
  Ingersoll-Rand Company - Class A                                13,000              560
  Novellus Systems, Inc. (a)                                      12,000              337

Instruments & Related Products (4.9%)
  Agilent Technologies, Inc. (a)                                  75,800            1,361
  Applera Corporation - Applied Biosystems Group                  80,600            1,414
  Credence Systems Corporation (a)                                 9,700               91
  KLA -Tencor Corporation (a)                                     55,100            1,949
  Raytheon Company                                                 4,700              145
  Teradyne, Inc. (a)                                              54,500              709

Insurance (4.3%)
  American International Group, Inc.                               5,000              289
  Berkshire Hathaway Inc. - Class A (a)                               23            1,673


The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
CAPITAL GUARDIAN U.S. EQUITY (continued)
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Insurance (continued)
  Cincinnati Financial Corporation                                 6,200   $          233
  Everest Re Group, Ltd.                                           6,100              337
  PartnerRe Ltd.                                                  14,800              767
  PMI Group, Inc. (The)                                           21,400              643
  XL Capital Ltd. - Class A                                       13,700            1,058

Insurance Agents, Brokers & Service (0.4%)
  Hartford Financial Services Group, Inc. (The)                   10,899              495

Lumber & Other Building Materials (1.7%)
  Lowe's Companies, Inc.                                          53,500            2,006

Medical Instruments & Supplies (2.0%)
  Becton, Dickinson and Company                                   26,000              798
  Guidant Corporation (a)                                         27,175              838
  Medtronic, Inc.                                                 14,100              643

Metal Mining (0.3%)
  Newmont Mining Corporation                                      12,200              354

Motion Pictures (1.3%)
  AOL Time Warner Inc. (a)                                       116,050            1,520

Oil & Gas Extraction (3.4%)
  BJ Services Company (a)                                         14,200              459
  Schlumberger Limited                                            15,400              648
  Transocean Inc.                                                 14,500              336
  Unocal Corporation                                              52,800            1,615
  Weatherford International Ltd. (a)                              22,600              902

Paper & Allied Products (0.3%)
  Bowater Incorporated                                             7,700              323

Personal Credit Institutions (2.6%)
  Household International, Inc.                                   13,300              370
  SLM Corporation                                                 25,300            2,628

Petroleum Refining (3.4%)
  ChevronTexaco Corporation                                        5,000              332
  Exxon Mobil Corporation                                         59,000            2,062
  Royal Dutch Petroleum Company -
      NY Registered Shares                                        32,500            1,431
  Shell Transport & Trading Company PLC - ADR                      4,100              160

Pharmaceuticals (12.7%)
  Allergan, Inc.                                                  46,100            2,656
  AstraZeneca PLC - ADR (b)                                      103,600            3,635
  Forest Laboratories, Inc. (a)                                   32,300            3,173
  Genentech, Inc. (a)                                             10,000              332
  Lilly (Eli) and Company                                         12,800              813
  Pfizer Inc. (b)                                                140,700            4,301

Printing & Publishing (0.2%)
  Knight-Ridder, Inc.                                              3,000              190

Radio & Television Broadcasting (1.4%)
  Entercom Communications Corp. (a)                                2,100               99
  Radio One, Inc. - Class D (a) (b)                                3,500               51
  USA Interactive (a) (b)                                         62,300            1,424

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Radio, Television & Computer Stores (0.3%)
  RadioShack Corporation (b)                                      17,800   $          334

Railroads (0.2%)
  Canadian National Railway Company                                4,600              191

Research & Testing Services (0.1%)
  Quintiles Transnational Corp. (a)                               11,400              138

Restaurants (0.0%)
  McDonald's Corporation                                           2,500               40

Retail Trade (0.2%)
  Amazon.com, Inc. (a) (b)                                        15,000              283

Savings Institutions (2.6%)
  Golden West Financial Corporation                                1,800              129
  Washington Mutual, Inc.                                         83,300            2,876

Security & Commodity Brokers (1.0%)
  AmeriCredit Corp. (a) (b)                                       47,900              371
  Goldman Sachs Group, Inc. (The)                                  6,400              436
  Lehman Brothers Holdings Inc.                                    6,100              325

Telecommunications (4.5%)
  AT&T Corp.                                                      33,200              867
  SBC Communications Inc.                                          6,400              174
  Sprint Corporation (FON Group)                                 198,200            2,870
  Sprint Corporation (PCS Group) (a) (b)                         316,100            1,385

Tobacco Products (0.8%)
  Philip Morris Companies Inc.                                    22,800              924

Transportation & Public Utilities (0.6%)
  Kinder Morgan Management, LLC (a)                               23,853              754

U.S. Government Agencies (0.6%)
  Fannie Mae                                                      10,500              675
  Freddie Mac                                                        900               53

Variety Stores (0.5%)
  Wal-Mart Stores, Inc.                                           11,600              586

Water Transportation (0.7%)
  Carnival Corporation (b)                                        32,400              808
                                                                           --------------

TOTAL COMMON STOCKS (COST: $123,410)                                              109,359
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $124,786)                               $      110,738
                                                                           ==============

SUMMARY:
  Investments, at market value                                     95.1%   $      110,738
  Other assets in excess of liabilities                             4.9%            5,746
                                                           -------------   --------------
  Net assets                                                      100.0%   $      116,484
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a)     No dividends were paid during the preceding twelve months.

(b)     At December 31, 2002, all or a portion of this security is on loan (see
        Note 1F). The market value at December 31, 2002 of all securities on loan is $16,842. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.
DEFINITIONS:

ADR      American Depositary Receipt



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
LKCM CAPITAL GROWTH
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (93.7%)

Apparel & Accessory Stores (1.8%)
  Jos. A. Bank Clothiers, Inc. (a)                                 4,000   $           85

Apparel Products (1.9%)
  Columbia Sportswear Company (a)                                  2,000               89

Automotive (4.7%)
  Gentex Corporation (a)                                           3,000               95
  Oshkosh Truck Corporation                                        2,000              123

Business Services (4.7%)
  Clear Channel Communications, Inc. (a)                           3,600              134
  First Data Corporation                                           2,400               85

Commercial Banks (4.2%)
  Southwest Bancorporation of Texas, Inc. (a)                      3,000               86
  Texas Regional Bancshares, Inc. - Class A                        3,000              107

Communication (1.8%)
  Viacom, Inc. - Class B (a)                                       2,000               82

Communications Equipment (4.2%)
  Nokia Oyj - ADR                                                  5,600               87
  Tekelec (a)                                                     10,000              105

Computer & Data Processing Services (10.8%)
  Activision, Inc. (a)                                             3,700               54
  Cognos Incorporated (a)                                          3,400               80
  Microsoft Corporation (a)                                        1,500               78
  Oracle Corporation (a)                                           8,000               86
  Reynolds and Reynolds Company (The) - Class A                    4,000              101
  Veridian Corporation (a)                                         4,800              101

Construction (1.8%)
  EMCOR Group, Inc. (a)                                            1,600               85

Electronic Components & Accessories (3.4%)
  Intel Corporation                                                5,000               78
  Vishay Intertechnology, Inc. (a)                                 7,000               78

Environmental Services (4.7%)
  Allied Waste Industries, Inc. (a)                               10,000              100
  Waste Connections, Inc. (a)                                      3,000              116

Food & Kindred Products (3.2%)
  Bunge Limited                                                    3,200               77
  Peet's Coffee & Tea, Inc. (a)                                    5,000               71

Hotels & Other Lodging Places (1.6%)
  Starwood Hotels & Resorts Worldwide, Inc.                        3,100               74

Industrial Machinery & Equipment (3.0%)
  DuPont Photomasks, Inc. (a)                                      2,500               58
  Hydril Company (a)                                               3,500               82

Insurance (2.2%)
  Radian Group, Inc.                                               2,700              100

Lumber & Wood Products (2.6%)
  Louisiana-Pacific Corporation (a)                               15,000              121

Medical Instruments & Supplies (4.0%)
  Medtronic, Inc.                                                  2,300              105
  Wright Medical Group, Inc. (a)                                   4,500               79

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Oil & Gas Extraction (5.6%)
  ENSCO International Incorporated                                 2,800   $           82
  GlobalSantaFe Corporation                                        3,200               78
  St. Mary Land & Exploration Company                              4,000              100

Paper & Allied Products (4.1%)
  Pope & Talbot, Inc.                                              7,000              100
  Temple-Inland Inc.                                               2,000               90

Paper & Paper Products (2.2%)
  Boise Cascade Corporation                                        4,000              101

Personal Services (2.8%)
  Weight Watchers International, Inc. (a)                          2,800              129

Printing & Publishing (1.2%)
  Scholastic Corporation (a)                                       1,500               54

Radio & Television Broadcasting (4.1%)
  Emmis Communications Corporation - Class A (a)                   5,000              103
  Gray Television, Inc.                                            9,000               88

Restaurants (1.3%)
  Sonic Corp. (a)                                                  3,000               61

Retail Trade (2.4%)
  Schein (Henry), Inc. (a)                                         2,500              113

Security & Commodity Brokers (1.6%)
  Lehman Brothers Holdings Inc.                                    1,350               72

Shoe Stores (1.6%)
  Foot Locker, Inc. (a)                                            7,000               74

Trucking & Warehousing (4.4%)
  J.B. Hunt Transport Services, Inc. (a)                           4,000              117
  Landstar System, Inc. (a)                                        1,500               88

Variety Stores (1.8%)
  Family Dollar Stores, Inc.                                       2,600               81
                                                                           --------------

TOTAL COMMON STOCKS (COST: $4,333)                                                  4,333
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS (5.1%)
  Investor's Bank & Trust Company (b)
    1.00%, Repurchase Agreement dated 12/31/2002 to be
    repurchased at $234 on 01/02/2003                      $         234   $          234
                                                                           --------------

TOTAL SHORT-TERM OBLIGATIONS (COST: $234)                                             234
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $4,567)                                 $        4,567
                                                                           ==============

SUMMARY:
  Investments, at market value                                     98.8%   $        4,567
  Other assets in excess of liabilities                             1.2%               57
                                                           -------------   --------------
  Net assets                                                      100.0%   $        4,624
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a)     No dividends were paid during the preceding twelve months.

(b) At December 31, 2002, repurchase agreements are collateralized by $233 Small Business Administration -- 506093 (4.13%, due 12/25/2015) with a market value and accrued interest of $246.
DEFINITIONS:

ADR      American Depositary Receipt



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
AMERICAN CENTURY INCOME & GROWTH
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS (0.2%)

Automotive (0.1%)
  Ford Motor Company Capital Trust II                              1,058   $           42

Electric Services (0.1%)
  DTE Energy Company                                               1,099               30
                                                                           --------------

TOTAL CONVERTIBLE PREFERRED STOCKS (COST: $82)                                         72
                                                                           --------------

PREFERRED STOCKS (0.0%)

Automotive (0.0%)
  General Motors Corporation                                         700               16
                                                                           --------------

TOTAL PREFERRED STOCKS (COST: $17)                                                     16
                                                                           --------------

COMMON STOCKS (95.1%)

Aerospace (0.9%)
  Northrop Grumman Corporation                                       578               56
  United Technologies Corporation                                  4,047              251

Air Transportation (0.4%)
  Delta Air Lines, Inc.                                            1,291               16
  FedEx Corporation                                                1,150               62
  Southwest Airlines Co.                                           3,325               46

Amusement & Recreation Services (0.4%)
  Disney (Walt) Company (The)                                      7,876              128
  Harrah's Entertainment, Inc. (a)                                   134                5

Apparel & Accessory Stores (0.1%)
  Limited, Inc. (The)                                              3,699               52

Apparel Products (0.3%)
  V.F. Corporation                                                 2,597               94

Auto Repair, Services & Parking (0.2%)
  Ryder System, Inc.                                               3,709               83

Automotive (0.7%)
  ArvinMeritor, Inc.                                               3,422               57
  Ford Motor Company                                               7,900               73
  General Motors Corporation                                         836               31
  Honeywell International Inc.                                     1,793               43
  Magna International Inc. - Class A                                 512               29

Beverages (0.7%)
  Coca-Cola Enterprises Inc.                                       2,551               55
  Coors (Adolph) Company                                           1,336               82
  PepsiCo, Inc.                                                    2,677              113

Business Services (1.4%)
  CheckFree Holdings Corporation (a)                               1,500               24
  Clear Channel Communications, Inc. (a)                           2,077               77
  First Data Corporation                                           1,018               36
  Omnicom Group, Inc.                                                419               27
  Overture Services, Inc. (a)                                      1,180               32
  Rent-A-Center, Inc. (a)                                          2,223              111
  Viad Corp                                                        8,457              189

Chemicals & Allied Products (3.9%)
  Eastman Chemical Company                                           773               28
  Lubrizol Corporation (The)                                       6,014              183
  Pharmacia Corporation                                              759               32
  Procter & Gamble Company (The)                                   9,678              832
  RPM, Inc.                                                        1,147               18
  Sherwin-Williams Company (The)                                   9,516              269

Commercial Banks (10.7%)
  AmSouth Bancorporation                                           7,857              151
  Bank of America Corporation                                     19,165            1,333
  Bank One Corporation                                               926               34
  Citigroup Inc.                                                  27,639              973
  First Tennessee National Corporation                             4,986              179
  Hibernia Corporation - Class A                                   1,457               28
  National City Corporation                                        1,095               30
  PNC Financial Services Group, Inc. (The)                           792               33
  U.S. Bancorp                                                    12,808              272

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Commercial Banks (continued)
  Union Planters Corporation                                       1,552   $           44
  UnionBanCal Corporation                                          4,297              169
  Wachovia Corporation                                             7,778              283
  Wells Fargo & Company                                            5,467              256

Communication (1.6%)
  Comcast Corporation - Class A (a)                                7,886              186
  Viacom, Inc. - Class B (a)                                       9,403              383

Communications Equipment (0.6%)
  L-3 Communications Holdings, Inc. (a)                              220               10
  Motorola, Inc.                                                  16,174              140
  QUALCOMM Incorporated (a)                                          921               34
  Scientific-Atlanta, Inc.                                         3,489               41

Computer & Data Processing Services (4.4%)
  Activision, Inc. (a)                                             5,326               78
  Computer Sciences Corporation (a)                                4,169              144
  Compuware Corporation (a)                                        9,965               48
  Electronic Arts Inc. (a)                                           128                6
  Electronic Data Systems Corporation                              9,243              170
  GTECH Holdings Corporation (a)                                   1,236               34
  Microsoft Corporation (a)                                       18,094              935
  Oracle Corporation (a)                                           9,350              101
  Yahoo! Inc. (a)                                                    512                8

Computer & Office Equipment (4.3%)
  Cisco Systems, Inc. (a)                                         20,587              270
  Dell Computer Corporation (a)                                    7,218              193
  Hewlett-Packard Company                                         20,795              361
  Imation Corp. (a)                                                  988               35
  International Business Machines Corporation                      5,845              453
  SanDisk Corporation (a)                                          1,489               30
  Storage Technology Corporation (a)                               1,864               40
  Western Digital Corporation (a)                                  4,260               27
  Xerox Corporation (a)                                           11,054               89

Construction (1.3%)
  Centex Corporation                                               3,038              153
  Fluor Corporation                                                1,917               54
  KB Home                                                          2,769              119
  NVR, Inc. (a)                                                      342              111

Department Stores (2.0%)
  Dillard's, Inc. - Class A                                        8,694              138
  Federated Department Stores, Inc. (a)                           10,760              309
  J.C. Penney Company, Inc.                                        9,940              229
  May Department Stores Company (The)                              1,020               23
  Saks Incorporated (a)                                              832               10

Electric Services (1.6%)
  American Electric Power Company, Inc.                            8,137              222
  Dominion Resources, Inc.                                         1,550               85
  DTE Energy Company                                                 163                8
  Duke Energy Corporation                                          1,041               20
  Edison International (a)                                         4,170               49
  Entergy Corporation                                                993               45
  FirstEnergy Corp.                                                  871               29
  OGE Energy Corp.                                                   676               12
  Southern Company (The)                                           3,266               93
  TECO Energy, Inc.                                                  363                6

Electric, Gas & Sanitary Services (2.4%)
  Alliant Energy Corporation                                         653               11
  CMS Energy Corporation                                          12,643              119
  Exelon Corporation                                               2,881              152
  NiSource Inc.                                                    3,312               66
  Public Service Enterprise Group Incorporated                     4,430              142
  Sempra Energy                                                   12,395              293
  UGI Corporation                                                  1,639               61

Electrical Goods (0.9%)
  Anixter International Inc. (a)                                   2,873               67
  Arrow Electronics, Inc. (a)                                      6,022               77
  Avnet, Inc. (a)                                                 14,163              153


The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
AMERICAN CENTURY INCOME & GROWTH (continued)
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Electronic & Other Electric Equipment (2.5%)
  Eaton Corporation                                                  394   $           31
  Energizer Holdings, Inc. (a)                                       235                7
  General Electric Company                                        33,340              812
  Whirlpool Corp.                                                    174                9

Electronic Components & Accessories (2.0%)
  Celestica Inc. (U.S.) (a)                                        1,290               18
  ESS Technology, Inc. (a)                                         6,147               39
  Intel Corporation                                               26,813              417
  Intersil Corporation - Class A (a)                                 511                7
  QLogic Corporation (a)                                             865               30
  Solectron Corporation (a)                                        4,160               15
  Texas Instruments Incorporated                                   4,812               72
  Tyco International Ltd.                                          5,539               95
  Vishay Intertechnology, Inc. (a)                                   802                9

Fabricated Metal Products (1.0%)
  Fortune Brands, Inc.                                             5,976              278
  Shaw Group Inc. (The) (a)                                        3,380               56

Food & Kindred Products (2.4%)
  Archer Daniels Midland Co.                                      10,013              124
  ConAgra Foods, Inc.                                             16,835              421
  Dean Foods Company (a)                                           1,734               64
  Sara Lee Corporation                                               450               10
  Tyson Foods, Inc. - Class A                                     15,148              170
  Unilever NV - NY Shares                                            664               41

Food Stores (0.1%)
  Winn-Dixie Stores, Inc.                                          2,839               43

Furniture & Fixtures (0.3%)
  Johnson Controls, Inc.                                             991               79
  Lear Corporation (a)                                               712               24

Furniture & Home Furnishings Stores (0.0%)
  Pier 1 Imports, Inc.                                               710               13

Gas Production & Distribution (0.6%)
  KeySpan Corporation                                              3,492              123
  Nicor Inc.                                                       1,731               59
  Northern Border Partners, LP                                       681               26

Holding & Other Investment Offices (0.5%)
  CBL & Associates Properties, Inc.                                  925               37
  Equity Office Properties Trust                                     809               20
  General Growth Properties, Inc.                                    459               24
  HRPT Properties Trust                                            2,815               23
  Mack-Cali Realty Corporation                                       660               20
  Simon Property Group, Inc.                                       1,010               34

Industrial Machinery & Equipment (0.7%)
  Applied Materials, Inc. (a)                                        702                9
  Black & Decker Corporation (The)                                 1,878               81
  Brunswick Corporation                                              988               20
  SPX Corporation (a)                                              1,682               63
  Timken Company (The)                                             2,442               47
  York International Corporation                                     805               21

Instruments & Related Products (2.3%)
  Applera Corporation - Applied Biosystems Group                   4,282               75
  Eastman Kodak Company                                           20,697              725
  PerkinElmer, Inc.                                                1,222               10

Insurance (4.2%)
  Allstate Corporation (The)                                       2,251               83
  American International Group, Inc.                               2,503              145
  CIGNA Corporation                                                3,598              148
  Fidelity National Financial, Inc.                               12,831              421
  First American Corporation (The)                                 7,711              171
  Odyssey Re Holdings Corp.                                          571               10
  Old Republic International Corp.                                10,794              302
  Oxford Health Plans, Inc. (a)                                    1,370               50
  UnumProvident Corporation                                        3,626               64
  WellChoice, Inc. (a)                                               416               10
  WellPoint Health Networks Inc. (a)                               1,082               77

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Insurance Agents, Brokers & Service (0.1%)
  MetLife, Inc.                                                    1,765   $           48

Life Insurance (0.7%)
  AmerUs Group Co.                                                 4,583              130
  John Hancock Financial Services, Inc.                              756               21
  Protective Life Corporation                                      2,943               81

Lumber & Other Building Materials (0.3%)
  Home Depot, Inc. (The)                                           4,388              105

Lumber & Wood Products (0.6%)
  Georgia-Pacific Corporation                                     10,390              168
  Rayonier, Inc.                                                     888               40

Medical Instruments & Supplies (0.1%)
  Guidant Corporation (a)                                          1,676               52

Mortgage Bankers & Brokers (0.5%)
  Countrywide Credit Industries, Inc.                              3,515              182

Motion Pictures (1.0%)
  AOL Time Warner Inc. (a)                                        25,366              332
  Blockbuster Inc. - Class A                                         950               12

Oil & Gas Extraction (2.1%)
  ConocoPhillips                                                   3,196              155
  Halliburton Company                                              6,230              117
  Occidental Petroleum Corporation                                10,287              293
  Transocean Inc.                                                  7,531              175

Paper & Allied Products (0.4%)
  Bemis Company, Inc.                                                942               47
  International Paper Company                                        346               12
  Kimberly-Clark Corporation                                       1,746               83

Personal Credit Institutions (0.6%)
  Capital One Financial Corporation                                4,449              132
  Household International, Inc.                                    2,464               69

Personal Services (0.3%)
  Block (H&R), Inc.                                                2,594              104

Petroleum Refining (4.8%)
  ChevronTexaco Corporation                                        4,259              283
  Exxon Mobil Corporation                                         26,912              940
  Marathon Oil Corporation                                        20,858              444

Pharmaceuticals (9.3%)
  Abbott Laboratories                                              3,467              139
  AmerisourceBergen Corporation                                    1,450               79
  Amgen Inc. (a)                                                   5,152              249
  Bristol-Myers Squibb Co.                                         5,640              131
  Cardinal Health, Inc.                                              551               33
  Chiron Corporation (a)                                             383               14
  Invitrogen Corporation (a)                                       1,619               51
  Johnson & Johnson                                               11,460              615
  King Pharmaceuticals, Inc. (a)                                   1,289               22
  McKesson HBOC, Inc.                                              3,864              104
  Merck & Co., Inc.                                               14,324              811
  Mylan Laboratories Inc.                                          1,303               45
  Pfizer Inc.                                                     23,770              727
  Schering-Plough Corporation                                      6,081              135
  SICOR Inc. (a)                                                     930               15
  Watson Pharmaceuticals, Inc. (a)                                 2,362               67

Primary Metal Industries (0.4%)
  United States Steel Corporation                                  3,197               42
  Worthington Industries, Inc.                                     6,059               92

Printing & Publishing (0.8%)
  American Greetings Corporation - Class A (a)                     7,753              122
  Moore Corporation Limited (a)                                    2,623               24
  Tribune Company                                                  2,609              119

Radio & Television Broadcasting (0.1%)
  Hearst-Argyle Television, Inc. (a)                               2,043               49

Railroads (0.4%)
  Burlington Northern Santa Fe Corp.                               1,254               33
  CSX Corporation                                                    698               20


The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
AMERICAN CENTURY INCOME & GROWTH (continued)
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Railroads (continued)
  Norfolk Southern Corporation                                     1,413   $           28
  Union Pacific Corporation                                        1,020               61

Research & Testing Services (0.1%)
  Quintiles Transnational Corp. (a)                                3,016               36

Retail Trade (0.2%)
  Office Depot, Inc. (a)                                           3,800               56

Rubber & Misc. Plastic Products (0.5%)
  Carlisle Companies Incorporated                                  1,629               67
  Goodyear Tire & Rubber Company (The)                            11,814               80
  Newell Financial Trust I                                         1,272               39

Savings Institutions (0.5%)
  New York Community Bancorp, Inc.                                   252                7
  Washington Mutual, Inc.                                          4,861              168

Security & Commodity Brokers (2.1%)
  American Express Company                                         1,122               40
  Bear Stearns Companies Inc. (The)                                2,540              151
  Lehman Brothers Holdings Inc.                                      874               47
  Merrill Lynch & Co., Inc.                                        7,536              286
  Morgan Stanley Dean Witter & Co.                                 5,037              201

Shoe Stores (0.0%)
  Payless ShoeSource, Inc. (a)                                       179                9

Stone, Clay & Glass Products (0.1%)
  Owens-Illinois, Inc. (a)                                         1,625               24

Telecommunications (7.2%)
  ALLTEL Corporation                                               8,598              438
  AT&T Corp.                                                       4,866              127
  BellSouth Corporation                                           13,502              349
  CenturyTel, Inc.                                                 1,523               45
  Nextel Communications, Inc. - Class A (a)                        2,646               31
  SBC Communications Inc.                                         16,674              452
  Sprint Corporation (FON Group)                                  12,662              183
  Verizon Communications, Inc.                                    22,675              879

Tobacco Products (0.9%)
  Philip Morris Companies Inc.                                     7,821              317

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Transportation & Public Utilities (0.9%)
  Kinder Morgan Energy Partners, LP                                7,165   $          251
  Plains All American Pipeline, LP                                 1,940               47

Trucking & Warehousing (0.7%)
  United Parcel Service, Inc. - Class B                            3,735              236

U.S. Government Agencies (1.9%)
  Fannie Mae                                                       6,820              439
  Freddie Mac                                                      3,960              234

Variety Stores (0.9%)
  Target Corporation                                                 438               13
  Wal-Mart Stores, Inc.                                            6,271              317

Wholesale Trade Durable Goods (0.7%)
  Fisher Scientific International Inc. (a)                         2,490               75
  IKON Office Solutions, Inc.                                     10,257               73
  Ingram Micro Inc. (a)                                            3,508               43
  Tech Data Corporation (a)                                        1,399               38

Wholesale Trade Nondurable Goods (0.5%)
  SUPERVALU INC                                                    9,644              159
                                                                           --------------

TOTAL COMMON STOCKS (COST: $35,405)                                                33,182
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $35,504)                                $       33,270
                                                                           ==============

SUMMARY:
  Investments, at market value                                     95.3%   $       33,270
  Other assets in excess of liabilities                             4.7%            1,628
                                                           -------------   --------------
  Net assets                                                      100.0%   $       34,898
                                                           =============   ==============

FUTURES CONTRACTS(B):

-------------------------------------------------------------------------------
                                                                 NET UNREALIZED
                                    SETTLEMENT                    APPRECIATION
                        CONTRACTS      DATE         AMOUNT       (DEPRECIATION)
-------------------------------------------------------------------------------
S&P 500 Index                5      03/21/2003   $      1,099    $        (12)

NOTES TO SCHEDULE OF INVESTMENTS:

(a)     No dividends were paid during the preceding twelve months.

(b) At December 31, 2002, cash in the amount of $57 is segregated with the custodian to cover margin requirements for open futures contracts.



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
TRANSAMERICA GROWTH OPPORTUNITIES
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (91.6%)

Apparel Products (1.4%)
  OshKosh B' Gosh, Inc. - Class A                                 48,000   $        1,346

Automotive (4.7%)
  Gentex Corporation (a)                                         142,000            4,493

Business Credit Institutions (4.7%)
  Financial Federal Corporation (a)                              179,100            4,501

Business Services (6.7%)
  Moody's Corporation (b)                                         75,000            3,097
  Robert Half International Inc. (a)                             208,000            3,351

Communication (4.7%)
  Global Payments Inc.                                           140,000            4,481

Computer & Data Processing Services (7.5%)
  BARRA, Inc. (a)                                                156,000            4,731
  SkillSoft PLC - ADR (a)                                        900,000            2,475

Educational Services (5.8%)
  DeVRY Inc. (a)                                                 336,300            5,586

Electronic Components & Accessories (4.6%)
  QLogic Corporation (a) (b)                                      75,000            2,588
  TriQuint Semiconductor, Inc. (a)                               435,000            1,844

Industrial Machinery & Equipment (2.9%)
  Cymer, Inc. (a) (b)                                             75,000            2,419
  Graco Inc.                                                      13,400              384

Management Services (4.9%)
  ServiceMaster Company (The)                                    420,000            4,662

Oil & Gas Extraction (4.8%)
  EOG Resources, Inc. (b)                                        115,000            4,591

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Paperboard Containers & Boxes (4.8%)
  Packaging Corporation of America (a)                           250,000   $        4,560

Personal Services (0.0%)
  Weight Watchers International, Inc. (a)                            600               28

Pharmaceuticals (4.9%)
  Techne Corporation (a)                                         162,500            4,642

Radio, Television & Computer Stores (4.7%)
  RadioShack Corporation (b)                                     240,000            4,498

Research & Testing Services (1.5%)
  Landauer, Inc.                                                  40,000            1,390

Security & Commodity Brokers (8.6%)
  BlackRock, Inc. (a)                                            119,000            4,689
  Investment Technology Group, Inc. (a)                          160,000            3,578

Transportation & Public Utilities (14.4%)
  C.H. Robinson Worldwide, Inc.                                  155,000            4,836
  Expedia, Inc. - Class A (a) (b)                                 67,000            4,484
  Expeditors International of Washington, Inc.                   133,000            4,342
                                                                           --------------

TOTAL COMMON STOCKS (COST: $90,105)                                                87,596
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $90,105)                                $       87,596
                                                                           ==============

SUMMARY:
  Investments, at market value                                     91.6%   $       87,596
  Other assets in excess of liabilities                             8.4%            8,017
                                                           -------------   --------------
  Net assets                                                      100.0%   $       95,613
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a)     No dividends were paid during the preceding twelve months.

(b)     At December 31, 2002, all or a portion of this security is on loan (see
        Note 1F). The market value at December 31, 2002 of all securities on loan is $16,906. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.
DEFINITIONS:

ADR      American Depositary Receipt



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
BLACKROCK GLOBAL SCIENCE & TECHNOLOGY
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (83.0%)

Bermuda (1.2%)
  Marvell Technology Group Ltd. (a)                                2,300   $           43

Canada (1.2%)
  Biovail Corporation (a)                                          1,600               42

Finland (1.8%)
  Nokia Oyj - ADR                                                  4,300               67

Germany (1.7%)
  SAP AG - ADR                                                     3,200               62

Israel (0.9%)
  Taro Pharmaceutical Industries Ltd. (a)                            900               34

Japan (1.6%)
  Brother Industries, Ltd.                                         3,000               19
  Citizen Electronics Co., Ltd.                                      400               29
  SEGA Corporation (a)                                             1,100               11

South Korea (5.6%)
  Samsung Electronics Co., Ltd.                                      300               79
  Seoul Semiconductor Co., Ltd.                                    3,300               38
  SK Telecom Co., Ltd. - ADR                                       2,100               45
  Testech Incorporated                                             6,510               12
  You Eal Electronics Co., Ltd.                                    1,300               28

Taiwan (2.6%)
  Siliconware Precision Industries Co., Ltd. - ADR (a)            11,200               27
  United Microelectronics Corporation - ADR (a)                   19,990               67

United Kingdom (1.9%)
  ARM Holdings PLC - ADR (a)                                      12,100               32
  Shire Pharmaceuticals Group PLC - ADR (a)                        2,000               38

United States (64.5%)
  aaiPharma Inc. (a)                                               2,500               35
  Abgenix, Inc. (a)                                                2,500               18
  Advanced Neuromodulation Systems, Inc. (a)                         400               14
  Alexion Pharmaceuticals, Inc. (a)                                1,400               20
  Alliance Semiconductor Corp. (a)                                 4,800               19
  Amgen Inc. (a)                                                   1,200               58
  Amylin Pharmaceuticals, Inc. (a)                                 1,100               18
  Apple Computer, Inc. (a)                                         1,800               26
  ATMI, Inc. (a)                                                   3,900               72
  BEA Systems, Inc. (a)                                            3,100               36
  Bio-Rad Laboratories, Inc. - Class A (a)                           500               19
  Biosite Incorporated (a)                                           900               31
  Borland Software Corporation (a)                                 4,500               55
  Boston Scientific Corporation (a)                                  800               34
  Celgene Corporation (a)                                          1,600               34
  CV Therapeutics, Inc. (a)                                          900               16
  Cymer, Inc. (a)                                                  2,100               68
  Entegris, Inc. (a)                                               4,600               47
  Eon Labs, Inc. (a)                                               2,100               40
  Inspire Pharmaceuticals, Inc. (a)                                3,200               30
  Integrated Circuit Systems, Inc. (a)                             2,700               49
  Intel Corporation                                                2,200               34
  InterMune, Inc. (a)                                              1,400               36
  Intuit Inc. (a)                                                  1,500               70
  Inveresk Research Group, Inc. (a)                                1,600               35
  Isis Pharmaceuticals, Inc. (a)                                   5,600               37

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
United States (continued)
  King Pharmaceuticals, Inc. (a)                                   2,600   $           45
  KLA -Tencor Corporation (a)                                      2,100               74
  LifePoint Hospitals, Inc. (a)                                      900               27
  Maxtor Corporation (a)                                           6,900               35
  Microchip Technology Incorporated                                1,300               32
  Micron Technology, Inc. (a)                                      2,900               28
  Microsemi Corporation (a)                                        6,200               38
  Microtune, Inc. (a)                                             13,900               44
  Motorola, Inc.                                                   8,400               73
  National Semiconductor Corporation (a)                           1,900               29
  Network Associates, Inc. (a)                                     3,500               56
  Novellus Systems, Inc. (a)                                       2,200               62
  NPS Pharmaceuticals, Inc. (a)                                    1,500               38
  Oracle Corporation (a)                                           4,100               44
  Pharmaceutical Resources, Inc. (a)                                 400               12
  Pinnacle Systems, Inc. (a)                                       1,800               24
  Protein Design Labs, Inc. (a)                                    3,300               28
  QUALCOMM Incorporated (a)                                        1,500               55
  Regeneron Pharmaceuticals, Inc. (a)                              1,800               33
  SangStat Medical Corporation (a)                                 3,100               35
  ScanSoft, Inc. (a)                                               8,600               45
  Scios Inc. (a)                                                     900               29
  Siebel Systems, Inc. (a)                                         4,300               32
  Skyworks Solutions, Inc. (a)                                     7,900               68
  Take-Two Interactive Software, Inc. (a)                          1,000               23
  Tekelec (a)                                                      3,300               34
  Telik, Inc. (a)                                                  5,000               58
  Texas Instruments Incorporated                                   3,600               54
  Trimeris, Inc. (a)                                                 800               35
  United Surgical Partners International, Inc. (a)                 2,300               36
  Varian Semiconductor Equipment Associates, Inc. (a)              2,700               64
  Versicor, Inc. (a)                                               5,000               54
  Vertex Pharmaceuticals Incorporated (a)                          1,700               27
  Vialta, Inc. (a)                                                     7               (b)
  WatchGuard Technologies, Inc. (a)                                3,500               22
                                                                           --------------

TOTAL COMMON STOCKS (COST: $3,230)                                                  3,017
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (27.5%)
  Federal Home Loan Bank
    0.75%, due 01/02/2003                                  $       1,000   $        1,000
                                                                           --------------

TOTAL SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (COST: $1,000)
                                                                                    1,000
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $4,230)                                 $        4,017
                                                                           ==============

SUMMARY:
  Investments, at market value                                    110.5%   $        4,017
  Liabilities in excess of other assets                           -10.5%             (381)
                                                           -------------   --------------
  Net assets                                                      100.0%   $        3,636
                                                           =============   ==============



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
BLACKROCK GLOBAL SCIENCE & TECHNOLOGY (continued)
At December 31, 2002
(all amounts except share amounts in thousands)



INVESTMENTS BY INDUSTRY:
------------------------------------------------------------------------------------------
                                                                               MARKET
                                                            PERCENTAGE          VALUE
------------------------------------------------------------------------------------------
  Pharmaceuticals                                                  22.5%   $          815
  Electronic Components & Accessories                              16.1%              583
  Computer & Data Processing Services                              12.2%              445
  Communications Equipment                                          6.3%              229
  Industrial Machinery & Equipment                                  5.3%              194
  Electronic & Other Electric Equipment                             4.3%              158
  Instruments & Related Products                                    3.2%              117
  Medical Instruments & Supplies                                    2.2%               79
  Telecommunications                                                2.0%               73
  Chemicals & Allied Products                                       2.0%               72
  Research & Testing Services                                       1.9%               70
  Health Services                                                   1.7%               63
  Computer & Office Equipment                                       1.7%               61
  Rubber & Misc. Plastic Products                                   1.3%               47
  Manufacturing Industries                                          0.3%               11
                                                           -------------   --------------
    Investments, at market value                                   83.0%            3,017
    Short-term investments                                         27.5%            1,000
    Liabilities in excess of other assets                         -10.5%             (381)
                                                           -------------   --------------
    Net assets                                                    100.0%   $        3,636
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a)     No dividends were paid during the preceding twelve months.

(b)     Market value is less than $ 1.
DEFINITIONS:

ADR      American Depositary Receipt



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
BLACKROCK LARGE CAP VALUE
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (95.7%)

Aerospace (3.0%)
  Northrop Grumman Corporation                                       240   $           23

Automotive (1.9%)
  General Motors Corporation                                         100                4
  Honeywell International Inc.                                       450               11

Business Services (1.8%)
  Clear Channel Communications, Inc. (a)                             400               14

Chemicals & Allied Products (0.3%)
  Monsanto Company                                                   100                2

Commercial Banks (13.8%)
  Bank of America Corporation                                        360               25
  Citigroup Inc.                                                   1,047               37
  FleetBoston Financial Corporation                                  470               11
  MBNA Corporation                                                   225                4
  Mellon Financial Corporation                                       260                7
  U.S. Bancorp                                                       620               13
  Wells Fargo & Company                                              220               10

Communication (3.2%)
  Comcast Corporation - Class A (a)                                  511               12
  Comcast Corporation - Special Class A (a)                           70                2
  Echostar Communications Corporation  - Class A (a)                 240                5
  Viacom, Inc. - Class B (a)                                         150                6

Communications Equipment (1.3%)
  Nokia Oyj - ADR                                                    580                9
  Nortel Networks Corporation (a)                                    420                1

Computer & Office Equipment (4.8%)
  Cisco Systems, Inc. (a)                                            550                7
  EMC Corporation (a)                                                250                2
  Hewlett-Packard Company                                            700               12
  International Business Machines Corporation                        200               16

Electric Services (3.0%)
  Dominion Resources, Inc.                                           140                8
  Duke Energy Corporation                                            500               10
  FPL Group, Inc.                                                     80                5

Electric, Gas & Sanitary Services (1.4%)
  Exelon Corporation                                                 200               11

Electronic Components & Accessories (3.1%)
  STMicroelectronics NV - NY Registered Shares                       280                5
  Tyco International Ltd.                                            990               17
  Vishay Intertechnology, Inc. (a)                                   190                2

Food & Kindred Products (0.6%)
  Sara Lee Corporation                                               200                5

Food Stores (0.8%)
  Kroger Co. (The) (a)                                               400                6

Gas Production & Distribution (0.4%)
  El Paso Corporation                                                390                3

Health Services (0.9%)
  HCA Inc.                                                           160                7

Industrial Machinery & Equipment (3.1%)
  Baker Hughes Incorporated                                          300               10
  Deere & Company                                                    130                6
  Ingersoll-Rand Company - Class A                                   180                8

Instruments & Related Products (1.2%)
  Eastman Kodak Company                                               60                2
  Raytheon Company                                                   225                7

Insurance (5.0%)
  American International Group, Inc.                                 338               20
  Travelers Property Casualty Corp. - Class A (a)                    436                6
  Travelers Property Casualty Corp. - Class B (a)                     75                1
  XL Capital Ltd. - Class A                                          150               12

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Insurance Agents, Brokers & Service (1.5%)
  Hartford Financial Services Group, Inc. (The)                      270   $           12

Life Insurance (0.6%)
  Prudential Financial, Inc.                                         145                5

Lumber & Wood Products (0.3%)
  Georgia-Pacific Corporation                                        150                2

Manufacturing Industries (0.9%)
  Mattel, Inc.                                                       380                7

Metal Mining (0.6%)
  Companhia Vale do Rio Doce - ADR                                   140                4
  Freeport-McMoRan Copper & Gold Inc. - Class B (a)                   50                1

Oil & Gas Extraction (5.0%)
  Anadarko Petroleum Corporation                                     200               10
  ConocoPhillips                                                      36                2
  ENSCO International Incorporated                                    60                2
  EOG Resources, Inc.                                                290               12
  Noble Corporation (a)                                              220                8
  Schlumberger Limited                                               100                4
  Transocean Inc.                                                     50                1

Paper & Allied Products (1.4%)
  Bowater Incorporated                                                70                3
  International Paper Company                                        160                6
  Smurfit-Stone Container Corporation (a)                            162                2

Personal Services (0.9%)
  Cendant Corp. (a)                                                  650                7

Petroleum Refining (5.0%)
  BP PLC - ADR                                                       240               10
  Exxon Mobil Corporation                                            640               22
  Valero Energy Corporation                                          200                7

Pharmaceuticals (5.2%)
  Abbott Laboratories                                                204                8
  Pfizer Inc.                                                        370               11
  Teva Pharmaceutical Industries Ltd. - ADR                          160                6
  Wyeth                                                              440               15

Primary Metal Industries (2.3%)
  Alcan Inc.                                                         250                7
  Alcoa Inc.                                                         110                3
  Phelps Dodge Corporation (a)                                       250                8

Retail Trade (0.6%)
  Office Depot, Inc. (a)                                             360                5

Security & Commodity Brokers (4.9%)
  Goldman Sachs Group, Inc. (The)                                     65                4
  Lehman Brothers Holdings Inc.                                      244               12
  Merrill Lynch & Co., Inc.                                          280               11
  Morgan Stanley Dean Witter & Co.                                   270               11

Telecommunications (10.5%)
  AT&T Corp.                                                         266                7
  AT&T Wireless Services, Inc. (a)                                 1,090                6
  BellSouth Corporation                                              270                7
  Nextel Communications, Inc. - Class A (a)                          930               11
  Qwest Communications International Inc. (a)                        540                3
  SBC Communications Inc.                                            640               17
  Sprint Corporation (FON Group)                                     600                9
  Verizon Communications, Inc.                                       530               21

Tobacco Products (1.7%)
  Philip Morris Companies Inc.                                       320               13

Transportation Equipment (2.6%)
  General Dynamics Corporation                                       250               20



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
BLACKROCK LARGE CAP VALUE (continued)
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

U.S. Government Agencies (2.1%)
  Fannie Mae                                                         130   $            8
  Freddie Mac                                                        140                8
                                                                           --------------

TOTAL COMMON STOCKS (COST: $805)                                                      742
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $805)                                   $          742
                                                                           ==============

SUMMARY:
  Investments, at market value                                     95.7%   $          742
  Other assets in excess of liabilities                             4.3%               33
                                                           -------------   --------------
  Net assets                                                      100.0%   $          775
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a)     No dividends were paid during the preceding twelve months.
DEFINITIONS:

ADR      American Depositary Receipt



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
BLACKROCK MID CAP GROWTH
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (89.2%)

Amusement & Recreation Services (0.6%)
  Westwood One, Inc. (a)                                           1,200   $           45

Apparel & Accessory Stores (1.6%)
  Abercrombie & Fitch Co. - Class A (a)                            2,800               57
  Limited, Inc. (The)                                              3,930               55

Business Services (5.5%)
  BISYS Group, Inc. (The) (a)                                      4,400               70
  ChoicePoint Inc. (a)                                               500               20
  Equifax Inc.                                                     2,642               61
  Manpower Inc.                                                    5,200              166
  Robert Half International Inc. (a)                               4,400               71

Chemicals & Allied Products (1.3%)
  Smith International, Inc. (a)                                    2,700               88

Commercial Banks (1.9%)
  Associated Banc-Corp                                               500               17
  City National Corporation                                          300               13
  Commerce Bancorp, Inc.                                             500               22
  Concord EFS, Inc. (a)                                            4,572               72
  UnionBanCal Corporation                                            300               12

Communication (1.8%)
  Cablevision Systems Corporation - Class A (a)                    7,600              128

Communications Equipment (0.8%)
  Harris Corporation                                               2,200               58

Computer & Data Processing Services (12.7%)
  BEA Systems, Inc. (a)                                            4,400               50
  Ceridian Corporation (a)                                         7,900              114
  Convergys Corporation (a)                                        6,100               92
  DST Systems, Inc. (a)                                            4,300              153
  Electronic Arts Inc. (a)                                         1,300               65
  Fiserv, Inc. (a)                                                 2,000               68
  IDT Corporation - Class B (a)                                    1,200               19
  IMS Health Incorporated                                          8,200              131
  PeopleSoft, Inc. (a)                                             3,500               64
  Siebel Systems, Inc. (a)                                        17,300              128

Drug Stores & Proprietary Stores (1.5%)
  Omnicare, Inc.                                                   4,500              107

Electronic & Other Electric Equipment (0.6%)
  Energizer Holdings, Inc. (a)                                     1,500               42

Electronic Components & Accessories (4.8%)
  Jabil Circuit, Inc. (a)                                          2,900               52
  LSI Logic Corporation (a)                                       15,042               87
  National Semiconductor Corporation (a)                           7,022              105
  NVIDIA Corporation (a)                                           7,900               91

Fabricated Metal Products (0.4%)
  Alliant Techsystems Inc. (a)                                       500               31

Food & Kindred Products (1.4%)
  Dean Foods Company (a)                                           2,700              100

Health Services (4.6%)
  Laboratory Corporation of America Holdings (a)                   4,600              107
  Lincare Holdings Inc. (a)                                        2,000               63
  Manor Care, Inc. (a)                                             2,300               43
  Triad Hospitals, Inc. (a)                                        1,700               51
  Universal Health Services, Inc. - Class B (a)                    1,300               59

Industrial Machinery & Equipment (0.8%)
  Novellus Systems, Inc. (a)                                       1,700               48
  SPX Corporation (a)                                                200                7

Instruments & Related Products (0.6%)
  Teradyne, Inc. (a)                                               3,300               43

Insurance (2.0%)
  Anthem, Inc. (a)                                                 1,200               75
  WellPoint Health Networks Inc. (a)                                 900               64

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Insurance Agents, Brokers & Service (2.5%)
  Brown & Brown, Inc.                                              1,200   $           39
  Gallagher (Arthur J.) & Co.                                      3,400              100
  Willis Group Holdings Limited (a)                                1,200               34

Medical Instruments & Supplies (7.4%)
  Bard, (C.R.) Inc.                                                1,000               58
  Boston Scientific Corporation (a)                                1,200               51
  Guidant Corporation (a)                                          2,000               62
  St. Jude Medical, Inc. (a)                                       2,700              107
  Varian Medical Systems, Inc. (a)                                 2,700              134
  Zimmer Holdings, Inc. (a)                                        2,600              108

Motion Pictures (1.1%)
  Regal Entertainment Group - Class A                              3,500               75

Oil & Gas Extraction (8.2%)
  Apache Corporation                                                 120                7
  ENSCO International Incorporated                                 2,900               85
  GlobalSantaFe Corporation                                        2,800               68
  Nabors Industries Ltd. (a)                                       3,500              124
  Noble Corporation (a)                                            3,500              124
  Ocean Energy Inc.                                                1,600               32
  Patterson-UTI Energy, Inc. (a)                                   1,500               45
  Pioneer Natural Resources Company (a)                            1,400               35
  Pride International, Inc. (a)                                    1,100               16
  Talisman Energy Inc.                                               300               11
  Weatherford International Ltd. (a)                                 500               20

Paper & Allied Products (2.0%)
  Bowater Incorporated                                               300               13
  Pactiv Corporation (a)                                           2,600               57
  Smurfit-Stone Container Corporation (a)                          4,400               68

Pharmaceuticals (8.5%)
  Alcon, Inc. (a)                                                    600               24
  Allergan, Inc.                                                   1,200               69
  AmerisourceBergen Corporation                                    1,600               87
  Barr Laboratories, Inc. (a)                                        300               20
  Chiron Corporation (a)                                             300               11
  Genzyme Corporation - General Division (a)                       1,300               38
  Gilead Sciences, Inc. (a)                                        2,600               88
  King Pharmaceuticals, Inc. (a)                                   2,800               48
  Medimmune, Inc. (a)                                              2,700               73
  Shire Pharmaceuticals Group PLC - ADR (a)                        6,154              116
  Vertex Pharmaceuticals Incorporated (a)                          1,000               16

Radio & Television Broadcasting (1.7%)
  Entercom Communications Corp. (a)                                1,300               61
  Hearst-Argyle Television, Inc. (a)                               2,500               60

Restaurants (6.7%)
  Brinker International, Inc. (a)                                  2,800               90
  Darden Restaurants, Inc.                                         7,200              147
  Outback Steakhouse, Inc.                                         4,600              158
  Wendy's International, Inc.                                      2,600               70

Retail Trade (2.3%)
  Staples, Inc. (a)                                                8,900              163

Savings Institutions (0.5%)
  New York Community Bancorp, Inc.                                 1,200               35

Trucking & Warehousing (0.2%)
  Swift Transportation Co., Inc. (a)                                 700               14

Variety Stores (5.2%)
  Dollar Tree Stores, Inc. (a)                                     7,100              174
  Family Dollar Stores, Inc.                                       6,100              190
                                                                           --------------

TOTAL COMMON STOCKS (COST: $6,260)                                                  6,239
                                                                           --------------



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
BLACKROCK MID CAP GROWTH (continued)
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (7.2%)
  Federal Home Loan Bank
    0.75%, due 01/02/2003                                  $         500   $          500
                                                                           --------------

TOTAL SHORT-TERM U.S. GOVERNMENT OBLIGATIONS
(COST: $500)                                                                          500
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $6,760)                                 $        6,739
                                                                           ==============

SUMMARY:
  Investments, at market value                                     96.4%   $        6,739
  Other assets in excess of liabilities                             3.6%              252
                                                           -------------   --------------
  Net assets                                                      100.0%   $        6,991
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a)     No dividends were paid during the preceding twelve months.
DEFINITIONS:
ADR      American Depositary Receipt


The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
AGGRESSIVE ASSET ALLOCATION
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

MUTUAL FUNDS (100.0%) (B)

Aggressive Equity (16.3%)
  Third Avenue Value                                           1,273,148   $       15,774
  Transamerica Growth Opportunities (a)                        1,003,784            9,616

Balanced (5.1%)
  Federated Growth & Income                                      551,711            7,918

Growth Equity (65.7%)
  Great Companies - America(SM)                                1,760,870           13,876
  Great Companies - Technology(SM) (a)                           233,809              615
  Jennison Growth (a)                                          2,758,886           15,726
  Marsico Growth                                               1,401,367            9,417
  PBHG/NWQ Value Select                                        1,491,228           17,343
  T. Rowe Price Equity Income                                  1,857,673           28,404
  Transamerica Equity (a)                                      1,262,178           17,342

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

World Equity (12.9%)
  American Century International                               1,768,436   $       10,628
  Capital Guardian Global                                      1,124,420            9,546
                                                                           --------------

TOTAL MUTUAL FUNDS (COST: $158,357)                                               156,205
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $158,357)                               $      156,205
                                                                           ==============

SUMMARY:
  Investments, at market value                                    100.0%   $      156,205
  Liabilities in excess of other assets                             0.0%              (29)
                                                           -------------   --------------
  Net assets                                                      100.0%   $      156,176
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a)     No dividends were paid during the preceding twelve months.

(b) The portfolio invests its assets in shares of underlying portfolios of AEGON/Transamerica Series Fund, Inc. These underlying portfolios are considered affiliates of Aggressive Asset Allocation.


The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
CONSERVATIVE ASSET ALLOCATION
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

MUTUAL FUNDS (100.0%) (B)

Aggressive Equity (7.4%)
  Third Avenue Value                                             550,252   $        6,818
  Transamerica Growth Opportunities (a)                          606,866            5,814

Capital Preservation (6.5%)
  Transamerica Money Market                                   10,969,233           10,969

Fixed-Income (52.4%)
  MFS High Yield                                               4,120,357           36,383
  PIMCO Total Return (a)                                       2,902,612           30,826
  Transamerica Convertible Securities (a)                      2,351,885           21,920

Growth Equity (28.8%)
  Great Companies - America(SM)                                  430,317            3,391
  Great Companies - Technology(SM) (a)                         1,433,961            3,771
  Jennison Growth (a)                                          1,131,738            6,451
  Marsico Growth                                               1,192,481            8,013
  PBHG/NWQ Value Select                                          452,875            5,267
  T. Rowe Price Equity Income                                    995,048           15,214
  Transamerica Equity (a)                                        492,459            6,766

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

World Equity (4.9%)
  American Century International                                 143,810   $          864
  Capital Guardian Global                                        871,243            7,397
                                                                           --------------

TOTAL MUTUAL FUNDS (COST: $168,807)                                               169,864
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $168,807)                               $      169,864
                                                                           ==============

SUMMARY:
  Investments, at market value                                    100.0%   $      169,864
  Liabilities in excess of other assets                             0.0%              (30)
                                                           -------------   --------------
  Net assets                                                      100.0%   $      169,834
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a)     No dividends were paid during the preceding twelve months

(b) The portfolio invests its assets in shares of underlying portfolios of AEGON/Transamerica Series Fund, Inc. These underlying portfolios are considered affiliates of Conservative Asset Allocation.


The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JANUS BALANCED
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS (7.8%)
  U.S. Treasury Bond
    6.50%, due 05/15/2005                                  $         110   $          122
    5.00%, due 08/15/2011                                             77               84
    4.88%, due 02/15/2012                                             14               15
    7.25%, due 05/15/2016                                            200              256
    7.88%, due 02/15/2021                                             98              134
    7.25%, due 08/15/2022                                             98              128
    6.25%, due 08/15/2023                                            146              172
    6.00%, due 02/15/2026                                            186              213
    5.25%, due 02/15/2029                                             72               75
    6.25%, due 05/15/2030                                            147              176
  U.S. Treasury Note
    3.38%, due 04/30/2004                                            174              179
    2.13%, due 08/31/2004                                            155              157
    5.88%, due 11/15/2004                                            178              192
    5.75%, due 11/15/2005                                            116              128
    6.50%, due 10/15/2006                                            195              224
    5.63%, due 05/15/2008                                            220              250
    6.00%, due 08/15/2009                                            185              215
    5.75%, due 08/15/2010                                            148              170
                                                                           --------------

TOTAL U.S. GOVERNMENT OBLIGATIONS (COST: $2,817)                                    2,890
                                                                           --------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (6.8%)
  Fannie Mae
    3.63%, due 04/15/2004                                             90               93
    5.63%, due 05/14/2004                                            390              412
    6.50%, due 08/15/2004                                             30               32
    5.50%, due 05/02/2006                                            199              216
    4.75%, due 01/02/2007                                            126              134
    5.00%, due 01/15/2007                                            266              288
    5.25%, due 01/15/2009                                             50               55
    6.38%, due 06/15/2009                                             34               39
    6.25%, due 02/01/2011                                            209              234
    6.00%, due 05/15/2011                                             35               40
    5.38%, due 11/15/2011                                            298              323
  Federal Home Loan Bank
    4.88%, due 05/14/2004                                             70               73
    3.38%, due 06/15/2004                                            175              180
    6.50%, due 11/15/2005                                             80               90
  Freddie Mac
    4.25%, due 06/15/2005                                            177              186
    5.75%, due 04/15/2008                                             39               44
    5.88%, due 03/21/2011                                             91              100
                                                                           --------------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST: $2,486)                             2,539
                                                                           --------------

CORPORATE DEBT SECURITIES (22.3%)

Aerospace (1.2%)
  Honeywell International Inc.
    5.13%, due 11/01/2006                                            187              198
  Lockheed Martin Corporation
    7.25%, due 05/15/2006                                            112              126
    8.20%, due 12/01/2009                                             25               31
    7.65%, due 05/01/2016                                             88              109

Amusement & Recreation Services (0.1%)
  Premier Parks Inc.
    9.75%, due 06/15/2007                                             54               52

Automotive (0.2%)
  Honeywell International Inc.
    6.13%, due 11/01/2011                                             84               91

Beverages (2.0%)
  Anheuser-Busch Companies, Inc.
    5.13%, due 10/01/2008                                             15               16
    5.75%, due 04/01/2010                                             25               27
    6.00%, due 04/15/2011                                             18               20
    7.55%, due 10/01/2030                                             52               66
    6.80%, due 01/15/2031                                             52               61

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------
Beverages (continued)
  Coca Cola Enterprises Inc.
    5.38%, due 08/15/2006                                  $         199   $          216
    4.38%, due 09/15/2009                                             45               46
    7.13%, due 09/30/2009                                             77               90
    6.13%, due 08/15/2011                                            116              128
  Pepsi Bottling Group, Inc. (The)
    5.63%, due 02/17/2009                                             79               86

Business Credit Institutions (0.8%)
  Ford Motor Credit Company
    5.75%, due 02/23/2004                                            183              186
    6.70%, due 07/16/2004                                            115              117

Business Services (0.0%)
  Clear Channel Communications, Inc.
    6.00%, due 11/01/2006                                              6                6

Chemicals & Allied Products (0.5%)
  Dow Chemical Company (The)
    5.75%, due 11/15/2009                                            102              106
  International Flavors & Fragrances Inc.
    6.45%, due 05/15/2006                                             80               86

Commercial Banks (1.9%)
  Citigroup Inc.
    7.25%, due 10/01/2010                                            162              188
    6.63%, due 06/15/2032                                             61               67
  Firstar Bank, NA
    7.13%, due 12/01/2009                                            154              182
  US Bank NA
    5.70%, due 12/15/2008                                            237              260

Communication (3.3%)
  Comcast Cable Communications, Inc.
    6.38%, due 01/30/2006                                              8                8
    6.75%, due 01/30/2011                                            128              133
    7.13%, due 06/15/2013                                             37               39
  Cox Communications, Inc.
    7.50%, due 08/15/2004                                             11               12
    7.75%, due 08/15/2006                                             72               80
    7.13%, due 10/01/2012                                             52               58
  TCI Communications, Inc.
    6.38%, due 05/01/2003                                            343              343
    8.65%, due 09/15/2004                                             81               87
    6.88%, due 02/15/2006                                            275              291
  Viacom Inc.
    7.75%, due 06/01/2005                                             53               59
    7.70%, due 07/30/2010                                             70               83
  Viacom, Inc. - Class A
    5.63%, due 08/15/2012                                             25               27

Computer & Office Equipment (0.3%)
  Sun Microsystems, Inc.
    7.35%, due 08/15/2004                                            100              104
    7.65%, due 08/15/2009                                             24               26

Department Stores (0.4%)
  Meyer (Fred) Stores, Inc.
    7.45%, due 03/01/2008                                            137              156

Fabricated Metal Products (0.8%)
  Stanley Works (The) - 144A (b)
    4.90%, due 11/01/2012                                            279              285

Food & Kindred Products (0.5%)
  General Mills, Inc.
    5.13%, due 02/15/2007                                             80               85
    6.00%, due 02/15/2012                                             70               76
  Kellogg Company
    7.45%, due 04/01/2031                                             14               17

Food Stores (0.7%)
  Kroger Co. (The)
    7.80%, due 08/15/2007                                             23               27
    7.00%, due 05/01/2018                                             12               13
    6.80%, due 12/15/2018                                             15               16


The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JANUS BALANCED (continued)
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------
Food Stores (continued)
  Safeway Inc.
    6.15%, due 03/01/2006                                  $          77   $           83
    6.50%, due 11/15/2008                                             82               90
    6.50%, due 03/01/2011                                             16               17

Furniture & Fixtures (0.8%)
  Lear Corporation
    7.96%, due 05/15/2005                                            275              282

Hotels & Other Lodging Places (1.8%)
  Starwood Hotels & Resorts Worldwide, Inc.
    6.75%, due 11/15/2005                                             71               71
  Starwood Hotels & Resorts Worldwide, Inc. - 144A (b)
    7.38%, due 05/01/2007                                            311              306
    7.88%, due 05/01/2012                                            311              308

Industrial Machinery & Equipment (0.8%)
  Black & Decker Corporation
    7.13%, due 06/01/2011                                            272              312

Insurance (0.0%)
  UnitedHealth Group Incorporated
    5.20%, due 01/17/2007                                             12               13

Insurance Agents, Brokers & Service (0.3%)
  Marsh & McLennan Companies, Inc.
    5.38%, due 03/15/2007                                            106              114

Life Insurance (0.3%)
  AIG SunAmerica Global Financing IX -144A (b)
    5.10%, due 01/17/2007                                            100              107

Lumber & Other Building Materials (0.1%)
  Home Depot, Inc. (The)
    6.50%, due 09/15/2004                                             24               26

Metal Cans & Shipping Containers (0.2%)
  Ball Corporation - 144A (b)
    6.88%, due 12/15/2012                                             90               90

Motion Pictures (0.6%)
  AOL Time Warner Inc.
    5.63%, due 05/01/2005                                             34               35
    9.15%, due 02/01/2023                                             86               99
    7.70%, due 05/01/2032                                             76               79

Oil & Gas Extraction (0.1%)
  Burlington Resources Finance Company
    7.20%, due 08/15/2031                                             19               22

Personal Credit Institutions (1.4%)
  American General Finance Corporation
    5.38%, due 09/01/2009                                             80               84
  General Electric Capital Corporation
    5.38%, due 04/23/2004                                             80               84
    4.25%, due 01/28/2005                                             59               62
    5.35%, due 03/30/2006                                            170              182
    6.75%, due 03/15/2032                                             22               24
  General Motors Acceptance Corporation
    5.80%, due 03/12/2003                                             18               18
    5.36%, due 07/27/2004                                             32               33
    5.25%, due 05/16/2005                                             36               36

Petroleum Refining (0.2%)
  Conoco Inc.
    6.95%, due 04/15/2029                                             64               73

Pharmaceuticals (0.1%)
  Pfizer Inc.
    5.63%, due 02/01/2006                                             17               19
    6.00%, due 01/15/2008                                              5                6

Restaurants (0.2%)
  YUM! Brands, Inc.
    7.70%, due 07/01/2012                                             80               83

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

Security & Commodity Brokers (1.0%)
  American Express Company
    6.75%, due 06/23/2004                                  $         285   $          304
  Salomon Smith Barney Holdings Inc.
    6.50%, due 02/15/2008                                             28               31
  Schwab (Charles) Corporation (The)
    8.05%, due 03/01/2010                                             20               23

Telecommunications (0.6%)
  AT&T Broadband, LLC
    7.88%, due 08/01/2013                                             34               37
  Sprint Capital Corporation
    5.70%, due 11/15/2003                                             96               96
  Verizon Global Funding Corp.
    6.13%, due 06/15/2007                                             87               95

Textile Mill Products (0.1%)
  Mohawk Industries, Inc.
    7.20%, due 04/15/2012                                             20               22

Variety Stores (1.0%)
  Target Corporation
    5.50%, due 04/01/2007                                             91               98
    5.40%, due 10/01/2008                                            139              150
  Wal-Mart Stores, Inc.
    5.45%, due 08/01/2006                                             78               85
    6.88%, due 08/10/2009                                             22               26
                                                                           --------------

TOTAL CORPORATE DEBT SECURITIES (COST: $8,128)                                      8,311
                                                                           --------------


------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS (0.5%)

Automotive (0.5%)
  Ford Motor Company Capital Trust II                              4,680   $          188
                                                                           --------------

TOTAL CONVERTIBLE PREFERRED STOCKS (COST: $202)                                       188
                                                                           --------------

PREFERRED STOCKS (0.2%)

Automotive (0.2%)
  General Motors Corporation                                       2,515               58
                                                                           --------------

TOTAL PREFERRED STOCKS (COST: $63)                                                     58
                                                                           --------------

COMMON STOCKS (48.5%)

Air Transportation (0.4%)
  FedEx Corporation                                                2,675              145

Amusement & Recreation Services (0.7%)
  Westwood One, Inc. (a)                                           6,975              261

Apparel & Accessory Stores (0.3%)
  TJX Companies, Inc. (The)                                        5,610              110

Automotive (2.1%)
  Bayerische Motoren Werke AG (BMW)                                8,295              252
  Harley-Davidson, Inc.                                            1,490               69
  Honeywell International Inc.                                    18,760              450

Beverages (1.9%)
  Anheuser-Busch Companies, Inc.                                   9,275              448
  Diageo PLC                                                       8,908               97
  PepsiCo, Inc.                                                    3,580              151

Business Services (0.8%)
  Accenture Ltd. (a)                                               8,735              157
  Clear Channel Communications, Inc. (a)                           3,420              128

Chemicals & Allied Products (2.8%)
  Avon Products, Inc.                                              3,835              207
  du Pont (E.I.) de Nemours and Company                            4,625              196
  Lauder (Estee) Companies Inc. (The) - Class A                    4,900              129
  Procter & Gamble Company (The)                                   4,165              358
  Reckitt Benckiser PLC                                            8,664              168



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JANUS BALANCED (continued)
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Commercial Banks (2.0%)
  Bank of America Corporation                                      1,580   $          110
  Citigroup Inc.                                                  15,680              552
  U.S. Bancorp                                                     3,970               84

Communication (1.9%)
  Comcast Corporation - Class A (a)                                6,750              159
  Liberty Media Corporation - Class A (a)                         25,300              226
  Viacom, Inc. - Class B (a)                                       7,950              324

Computer & Data Processing Services (3.1%)
  Automatic Data Processing, Inc.                                 12,560              493
  Microsoft Corporation (a)                                       10,480              542
  Yahoo! Inc. (a)                                                  8,550              140

Computer & Office Equipment (2.7%)
  Dell Computer Corporation (a)                                   10,850              290
  International Business Machines Corporation                      6,550              508
  Lexmark International Group, Inc. (a)                            3,730              226

Drug Stores & Proprietary Stores (0.3%)
  Walgreen Co.                                                     4,035              118

Electric Services (0.4%)
  EnCana Corporation (CAD)                                         2,338               72
  EnCana Corporation (USD)                                         3,045               95

Electronic & Other Electric Equipment (0.9%)
  General Electric Company                                        13,240              322

Electronic Components & Accessories (0.8%)
  Linear Technology Corporation                                    1,670               43
  Maxim Integrated Products                                        3,515              116
  Texas Instruments Incorporated                                   9,940              149

Environmental Services (0.6%)
  Waste Management, Inc.                                           9,040              207

Food & Kindred Products (0.4%)
  Unilever NV - NY Shares                                          2,585              160

Food Stores (0.3%)
  Kroger Co. (The) (a)                                             7,370              114

Furniture & Fixtures (0.6%)
  Lear Corporation (a)                                             6,420              214

Hotels & Other Lodging Places (2.4%)
  Fairmont Hotels & Resorts Inc.                                   4,645              109
  Four Seasons Hotels Inc.                                         7,445              210
  Marriott International, Inc. - Class A                          11,465              377
  Starwood Hotels & Resorts Worldwide, Inc.                        8,155              194

Industrial Machinery & Equipment (0.6%)
  SPX Corporation (a)                                              5,820              218

Insurance (3.0%)
  AFLAC Incorporated                                               3,150               95
  Allstate Corporation (The)                                       6,550              242
  American International Group, Inc.                               5,910              342
  Berkshire Hathaway Inc. - Class B (a)                              163              395
  XL Capital Ltd. - Class A                                          840               65

Insurance Agents, Brokers & Service (1.4%)
  Marsh & McLennan Companies, Inc.                                10,935              505

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Manufacturing Industries (0.2%)
  Mattel, Inc.                                                     4,420   $           85

Medical Instruments & Supplies (0.6%)
  Medtronic, Inc.                                                  4,505              205

Motion Pictures (0.6%)
  AOL Time Warner Inc. (a)                                        17,010              223

Oil & Gas Extraction (2.1%)
  Apache Corporation                                               5,150              293
  Schlumberger Limited                                             5,500              231
  Total Fina Elf SA                                                1,726              247

Paper & Allied Products (1.3%)
  3M Company                                                       3,850              475

Petroleum Refining (1.2%)
  Exxon Mobil Corporation                                         12,460              435

Pharmaceuticals (4.7%)
  Abbott Laboratories                                              3,595              144
  Bristol-Myers Squibb Co.                                         2,635               61
  Forest Laboratories, Inc. (a)                                    2,250              221
  Johnson & Johnson                                                5,555              298
  Merck & Co., Inc.                                                4,725              267
  Pfizer Inc.                                                     26,135              799

Printing & Publishing (1.5%)
  Gannett Co., Inc.                                                7,580              544

Railroads (0.6%)
  Canadian National Railway Company                                5,350              222

Security & Commodity Brokers (1.3%)
  American Express Company                                         7,570              268
  Goldman Sachs Group, Inc. (The)                                  3,110              212

Telecommunications (0.7%)
  Verizon Communications, Inc.                                     6,650              258

Transportation Equipment (1.1%)
  General Dynamics Corporation                                     5,350              425

Trucking & Warehousing (1.4%)
  CNF Transportation Inc.                                         16,190              538

Variety Stores (0.8%)
  Costco Wholesale Corporation (a)                                 3,525               99
  Wal-Mart Stores, Inc.                                            3,590              181
                                                                           --------------

TOTAL COMMON STOCKS (COST: $18,423)                                                18,073
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $32,119)                                $       32,059
                                                                           ==============

SUMMARY:
  Investments, at market value                                     86.1%   $       32,059
  Other assets in excess of liabilities                            13.9%            5,174
                                                           -------------   --------------
  Net assets                                                      100.0%   $       37,233
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a)     No dividends were paid during the preceding twelve months.

(b) Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MODERATE ASSET ALLOCATION
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

MUTUAL FUNDS (100.0%) (B)

Aggressive Equity (10.9%)
  Third Avenue Value                                           1,989,057   $       24,644
  Transamerica Growth Opportunities (a)                        2,051,801           19,656

Capital Preservation (3.7%)
  Transamerica Money Market                                   14,971,661           14,972

Fixed-Income (37.7%)
  MFS High Yield                                               8,436,920           74,498
  PIMCO Total Return (a)                                       4,171,683           44,303
  Transamerica Convertible Securities (a)                      3,642,874           33,952

Growth Equity (40.6%)
  Great Companies - America(SM)                                2,018,468           15,906
  Great Companies - Technology(SM) (a)                         3,177,493            8,357
  Jennison Growth (a)                                          4,776,980           27,229
  Marsico Growth                                               2,888,737           19,412
  PBHG/NWQ Value Select                                        1,431,084           16,644
  T. Rowe Price Equity Income                                  3,185,706           48,709
  Transamerica Equity (a)                                      2,094,135           28,773

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

World Equity (7.1%)
  American Century International                               2,145,908   $       12,897
  Capital Guardian Global                                      1,857,943           15,774
                                                                           --------------

TOTAL MUTUAL FUNDS (COST: $407,370)                                               405,726
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $407,370)                               $      405,726
                                                                           ==============

SUMMARY:
  Investments, at market value                                    100.0%   $      405,726
  Liabilities in excess of other assets                             0.0%              (42)
                                                           -------------   --------------
  Net assets                                                      100.0%   $      405,684
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a)     No dividends were paid during the preceding twelve months.

(b) The portfolio invests its assets in shares of underlying portfolios of AEGON/Transamerica Series Fund, Inc. These underlying portfolios are considered affiliates of Moderate Asset Allocation.



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MODERATELY AGGRESSIVE ASSET ALLOCATION
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

MUTUAL FUNDS (100.0%) (B)

Aggressive Equity (13.2%)
  Third Avenue Value                                           2,582,188   $       31,993
  Transamerica Growth Opportunities (a)                        2,132,015           20,425

Balanced (4.1%)
  Federated Growth & Income                                    1,120,207           16,075

Capital Preservation (0.0%)
  Transamerica Money Market                                          500               (c)

Fixed-Income (23.8%)
  MFS High Yield                                               5,307,345           46,864
  PIMCO Total Return (a)                                       3,215,139           34,145
  Transamerica Convertible Securities (a)                      1,418,549           13,221

Growth Equity (51.7%)
  Great Companies - America(SM)                                2,097,812           16,530
  Great Companies - Technology(SM) (a)                         2,605,152            6,852
  Jennison Growth (a)                                          5,800,982           33,066
  Marsico Growth                                               3,145,789           21,140
  PBHG/NWQ Value Select                                        2,434,295           28,311
  T. Rowe Price Equity Income                                  4,167,344           63,719
  Transamerica Equity (a)                                      2,600,321           35,728

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

World Equity (7.2%)
  American Century International                               3,695,383   $       22,209
  Capital Guardian Global                                        750,568            6,372
                                                                           --------------

TOTAL MUTUAL FUNDS (COST: $399,229)                                               396,650
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $399,229)                               $      396,650
                                                                           ==============

SUMMARY:
  Investments, at market value                                    100.0%   $      396,650
  Liabilities in excess of other assets                             0.0%              (42)
                                                           -------------   --------------
  Net assets                                                      100.0%   $      396,608
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a)     No dividends were paid during the preceding twelve months.

(b) The portfolio invests its assets in shares of underlying portfolios of AEGON/Transamerica Series Fund, Inc. These underlying portfolios are considered affiliates of Moderately Aggressive Asset Allocation.

(c)     Market value is less than $1.


The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
PIMCO TOTAL RETURN
At December 31, 2002
(all amounts in thousands)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS (20.8%)
  U.S. Treasury Bond
    6.25%, due 08/15/2023                                  $      10,300   $       12,101
    5.50%, due 08/15/2028                                          6,300            6,807
  U.S. Treasury Inflation Index
    3.63%, due 01/15/2008                                         49,599           54,420
    3.50%, due 01/15/2011                                          3,646            4,002
    3.88%, due 04/15/2029                                          2,288            2,797
                                                                           --------------

TOTAL U.S. GOVERNMENT OBLIGATIONS (COST: $78,744)                                  80,127
                                                                           --------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (18.4%)
  Fannie Mae
    6.00%, due 09/25/2011                                          3,000            3,054
  Fannie Mae - Conventional Pool
    6.00%, due 01/01/2017                                             33               35
    5.50%, due 02/01/2017                                            302              313
    5.50%, due 04/01/2017                                            225              233
    6.00%, due 05/01/2017                                             23               24
    5.50%, due 05/01/2017                                            234              243
    5.50%, due 06/01/2017                                            459              476
    6.00%, due 06/01/2017                                          1,019            1,066
  Fannie Mae - January TBA
    5.50%, due 01/01/2018                                         24,000           24,863
    6.00%, due 01/01/2033                                          9,750           10,076
  Fannie Mae - February TBA
    5.00%, due 02/01/2018                                          1,500            1,530
  Fannie Mae - Variable Rate (e)
    5.03%, due 01/01/2028                                            397              408
  Freddie Mac
    5.63%, due 07/15/2028                                          2,306            2,373
  Freddie Mac - Variable Rate (e)
    4.82%, due 08/01/2023                                            496              514
    1.77%, due 12/15/2029                                          1,781            1,778
  Ginnie Mae
    6.50%, due 06/20/2032                                             10               11
  Ginnie Mae - FHA/VA Pool
    6.50%, due 06/15/2031                                            197              207
    6.50%, due 11/15/2031                                            921              968
    6.50%, due 11/15/2031                                          1,017            1,068
    6.50%, due 12/15/2031                                            446              468
    6.50%, due 01/15/2032                                            960            1,008
    6.50%, due 02/15/2032                                            433              455
    6.50%, due 03/15/2032                                            677              711
    6.50%, due 04/15/2032                                          1,465            1,539
    6.50%, due 05/15/2032                                          1,023            1,075
    6.50%, due 05/15/2032                                          2,042            2,145
    6.50%, due 05/15/2032                                          2,733            2,869
  Ginnie Mae - January TBA
    5.50%, due 01/01/2032                                          2,000            2,050
    6.50%, due 01/01/2033                                          9,000            9,439
                                                                           --------------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST: $70,274)                           70,999
                                                                           --------------

FOREIGN GOVERNMENT OBLIGATIONS (4.9%)
  Federal Republic of Germany
    5.25%, due 01/04/2011                                          2,500            2,833
  Federative Republic of Brazil
    2.56%, due 04/15/2006 (e)                                        280              216
    11.50%, due 03/12/2008                                            45               34
    11.00%, due 01/11/2012                                           350              233
    8.00%, due 04/15/2014 (e)                                      1,311              859
    8.88%, due 04/15/2024                                            350              189
    12.25%, due 03/06/2030                                           350              243
  Republic of Bulgaria (e)
    2.69%, due 07/28/2011                                            194              180
  Republic of Chile
    7.13%, due 01/11/2012                                          1,700            1,911
  Republic of Croatia (e)
    2.69%, due 07/31/2010                                            218              217

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------
  Republic of Panama
    8.25%, due 04/22/2008                                  $          10   $           10
    9.63%, due 02/08/2011                                            610              666
    9.38%, due 07/23/2012                                            250              268
    2.75%, due 07/17/2016 (e)                                        573              456
    9.38%, due 01/16/2023                                          1,600            1,648
  Republic of Peru
    9.13%, due 02/21/2012                                            120              118
    9.13%, due 02/21/2012                                            580              568
    4.00%, due 03/07/2017 (e)                                        750              533
  United Mexican States
    8.63%, due 03/12/2008                                          1,350            1,551
    9.88%, due 02/01/2010                                            350              430
    8.38%, due 01/14/2011                                            950            1,074
    8.38%, due 01/14/2011                                          1,250            1,413
    7.50%, due 01/14/2012                                             10               11
    7.50%, due 01/14/2012                                            380              407
    6.25%, due 12/31/2019                                            750              742
    6.25%, due 12/31/2019                                            750              741
    8.30%, due 08/15/2031                                          1,100            1,161
                                                                           --------------

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (COST: $17,580)                               18,712
                                                                           --------------

MORTGAGE-BACKED SECURITIES (4.6%)
  Amortizing Residential Collateral Trust (d) (e)
    1.69%, due 06/25/2032                                             90               90
  Bank of America Mortgage Securities, Inc.
    6.19%, due 07/25/2031 (e)                                         13               14
    5.81%, due 10/20/2032                                          1,674            1,688
  Chase Mortgage Finance Corporation
    7.25%, due 02/25/2031                                             15               15
  Countrywide Home Loan Trust - Series 2002-1 (e)
    5.93%, due 03/19/2032                                            751              761
  Countrywide Home Loans, Inc. (e)
    5.01%, due 09/19/2032                                          2,188            2,215
  CS First Boston Mortgage Securities Corp. (d)
    2.17%, due 03/25/2032                                            469              463
    2.36%, due 09/27/2032                                          1,870            1,870
  PNC Mortgage Securities Corp.
    6.30%, due 07/25/2029                                          2,500            2,529
  Sequoia Mortgage Funding Corporation - Series 10 (e)
    1.80%, due 10/20/2027                                          1,483            1,468
  Structured Asset Mortgage Investments Inc. (d) (e)
    1.75%, due 09/19/2032                                            590              590
  Structured Asset Securities Corporation
    6.35%, due 09/25/2031                                          2,119            2,153
    1.71%, due 01/25/2033                                             41               41
  Vanderbilt Acquisition Loan Trust
    3.28%, due 01/07/2013                                            158              159
  Washington Mutual (e)
    6.40%, due 10/19/2039                                          1,599            1,615
  Washington Mutual Mortgage Securities Corporation (e)
    3.68%, due 12/25/2040                                          1,208            1,224
  Wells Fargo Mortgage Backed Securities Trust 2002-E
    5.21%, due 09/25/2032                                            837              864
                                                                           --------------

TOTAL MORTGAGE-BACKED SECURITIES (COST: $17,825)                                   17,759
                                                                           --------------

ASSET-BACKED SECURITIES (0.6%)
  Amortizing Residential Collateral Trust (e)
    1.71%, due 06/25/2004                                            460              458
  Bear Stearns Asset Backed Securities, Inc. (e)
    1.75%, due 10/25/2032                                            649              648
  RACERS SER 1997-R-8-3 - 144A (a) (d) (e)
    1.70%, due 08/15/2007                                          1,100            1,091
                                                                           --------------

TOTAL ASSET-BACKED SECURITIES (COST: $2,190)                                        2,197
                                                                           --------------


The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
PIMCO TOTAL RETURN (continued)
At December 31, 2002
(all amounts in thousands)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

CORPORATE DEBT SECURITIES (29.8%)

Air Transportation (0.8%)
  Continental Airlines, Inc.
    7.06%, due 09/15/2009                                  $       1,000   $          889
    7.92%, due 05/01/2010                                            400              355
  Delta Air Lines, Inc.
    7.57%, due 11/18/2010                                            300              300
    7.11%, due 09/18/2011                                          1,000              988
  UAL Corporation
    6.20%, due 09/01/2008                                            700              544
    6.60%, due 09/01/2013                                            200              153

Amusement & Recreation Services (1.7%)
  Disney (Walt) Company (The)
    3.90%, due 09/15/2003                                          2,000            2,024
    5.13%, due 12/15/2003                                          2,100            2,151
  MGM MIRAGE
    6.95%, due 02/01/2005                                          1,000            1,032
    8.50%, due 09/15/2010                                          1,360            1,503

Automotive (1.0%)
  DaimlerChrysler North America Holding Corporation
    7.13%, due 04/10/2003                                            100              101
    7.75%, due 05/27/2003                                          3,300            3,366
  Ford Motor Company
    7.45%, due 07/16/2031                                            500              435

Business Credit Institutions (2.0%)
  CIT Group, Inc. (The)
    5.92%, due 01/15/2003                                             55               55
    1.77%, due 02/28/2003 (e)                                        300              300
    6.00%, due 02/21/2012                                            560              615
    7.75%, due 04/02/2012                                            200              225
  Ford Motor Credit Company
    7.25%, due 01/15/2003                                          1,100            1,101
    1.60%, due 03/17/2003 (e)                                        300              300
    1.70%, due 06/02/2003 (e)                                      1,470            1,461
    7.50%, due 06/15/2003                                          1,300            1,319
    1.92%, due 06/23/2003 (e)                                        200              199
    6.63%, due 06/30/2003                                            200              203
    2.08%, due 04/26/2004 (e)                                        500              478
    2.26%, due 07/18/2005 (e)                                        400              361
    7.25%, due 10/25/2011                                             10               10
  National Rural Utilities Cooperative Finance
    Corporation (e)
    2.83%, due 04/26/2004                                          1,000            1,003

Business Services (0.7%)
  Clear Channel Communications, Inc.
    7.25%, due 09/15/2003                                          2,350            2,397
    7.25%, due 10/15/2027                                            300              321

Commercial Banks (1.1%)
  HSBC Capital Funding LP - 144A (a) (e)
    10.18%, due 12/31/2049                                           100              140
  Korea Development Bank (The)
    5.25%, due 11/16/2006                                          1,200            1,271
  Morgan Chase & Co. (J.P.)
    6.63%, due 03/15/2012                                          2,300            2,493
  Popular, Inc. (e)
    3.43%, due 10/15/2003                                            200              201

Communication (2.0%)
  Comcast Cable Communications, Inc.
    6.75%, due 01/30/2011                                            210              219
  Continental Cablevision, Inc.
    8.63%, due 08/15/2003                                          1,000            1,025
  Cox Communications, Inc. (e)
    6.15%, due 08/01/2003                                          2,150            2,139
  CSC Holdings, Inc.
    7.63%, due 04/01/2011                                            220              207
  TCI Communications, Inc.
    6.38%, due 05/01/2003                                          4,050            4,050
    8.65%, due 09/15/2004                                            100              107

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------
Communication (continued)
  Tele-Communications, Inc.
    8.25%, due 01/15/2003                                  $         300   $          300

Electric Services (2.7%)
  Dominion Resources, Inc.
    6.00%, due 01/31/2003                                          1,500            1,503
  Entergy Gulf States, Inc. - 144A (a) (e)
    2.73%, due 09/01/2004                                          1,300            1,297
  FirstEnergy Corp.
    7.38%, due 06/01/2003                                          1,500            1,519
  Oncor Electric Delivery Company - 144A (a)
    6.38%, due 01/15/2015                                            600              612
  Progress Energy, Inc.
    6.55%, due 03/01/2004                                            600              624
  PSEG Power LLC
    6.95%, due 06/01/2012                                          1,100            1,117
  Toledo Edison Company (The)
    7.82%, due 03/31/2003                                          3,000            3,026
  TXU Electric Company
    6.75%, due 03/01/2003                                          1,005            1,011

Electric, Gas & Sanitary Services (0.8%)
  Niagara Mohawk Power Corporation
    6.88%, due 04/01/2003                                          1,000            1,010
    7.38%, due 08/01/2003                                          1,000            1,028
    7.75%, due 10/01/2008                                            825              953

Environmental Services (1.3%)
  USA Waste Services, Inc.
    7.00%, due 10/01/2004                                          1,000            1,047
  Waste Management, Inc.
    6.38%, due 12/01/2003                                            615              627
    7.38%, due 08/01/2010                                            700              766
    7.10%, due 08/01/2026                                          2,300            2,333
  Waste Management, Inc. - 144A (a)
    6.38%, due 11/15/2012                                            375              386

Food & Kindred Products (0.0%)
  Kellogg Company
    5.50%, due 04/01/2003                                            128              129

Food Stores (0.6%)
  Safeway Inc.
    3.63%, due 11/05/2003                                          2,135            2,151

Gas Production & Distribution (1.2%)
  El Paso Corporation
    7.80%, due 08/01/2031                                            500              310
    7.75%, due 01/15/2032                                            425              264
  Kinder Morgan, Inc.
    6.45%, due 03/01/2003                                          1,900            1,909
  Limestone Electron Trust - 144A (a)
    8.63%, due 03/15/2003                                            700              659
  Sonat Inc.
    7.63%, due 07/15/2011                                          1,000              670
  Southern Natural Gas Company
    8.00%, due 03/01/2032                                            820              722

General Obligation-County (0.4%)
  Cook County, Illinois Public Improvements
    5.13%, due 11/15/2026                                          1,400            1,431

Health Services (0.9%)
  HCA Inc.
    6.87%, due 09/15/2003                                          1,800            1,838
  HEALTHSOUTH Corporation
    7.63%, due 06/01/2012                                          2,000            1,650

Hotels & Other Lodging Places (1.0%)
  Harrah's Operating Company, Inc.
    8.00%, due 02/01/2011                                             50               58
  Hilton Hotels Corporation
    7.00%, due 07/15/2004                                            500              506
  Park Place Entertainment Corporation
    7.95%, due 08/01/2003                                          1,000            1,021
    7.50%, due 09/01/2009                                            800              823


The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
PIMCO TOTAL RETURN (continued)
At December 31, 2002
(all amounts in thousands)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------
Hotels & Other Lodging Places (continued)
  Starwood Hotels & Resorts Worldwide, Inc.
    6.75%, due 11/15/2003                                  $       1,000   $        1,008
  Starwood Hotels & Resorts Worldwide, Inc. - 144A (a)
    7.88%, due 05/01/2012                                            350              347

Instruments & Related Products (1.1%)
  Raytheon Company
    7.90%, due 03/01/2003                                          4,050            4,077

Mortgage Bankers & Brokers (0.1%)
  Home Equity Asset Trust (e)
    1.72%, due 11/25/2032                                            455              454

Motion Pictures (0.5%)
  AOL Time Warner Inc.
    8.11%, due 08/15/2006                                            150              161
    6.88%, due 05/01/2012                                            210              222
    7.70%, due 05/01/2032                                          1,430            1,488

Oil & Gas Extraction (1.8%)
  Dynegy Holdings Inc.
    8.75%, due 02/15/2012                                            220               77
  Kerr-McGee Corporation - 144A (a) (e)
    2.15%, due 06/28/2004                                             10               10
  Occidental Petroleum Corporation (e)
    6.40%, due 04/01/2003                                          1,500            1,515
  Pemex Project Funding Master Trust
    9.13%, due 10/13/2010                                          1,250            1,431
  Pemex Project Funding Master Trust - 144A (a)
    7.38%, due 12/15/2014                                          1,800            1,845
  Transocean Inc.
    6.50%, due 04/15/2003                                          1,995            2,015

Paper & Allied Products (0.1%)
  Willamette Industries, Inc.
    9.13%, due 02/15/2003                                            250              252

Personal Credit Institutions (2.8%)
  CDC Mortgage Capital Trust (e)
    1.71%, due 01/25/2033                                            467              466
  General Electric Capital Corporation
    5.45%, due 01/15/2013                                          2,950            3,063
  General Motors Acceptance Corporation (e)
    1.57%, due 03/10/2003                                          2,000            1,998
    2.02%, due 08/04/2003                                          1,000              991
    3.23%, due 10/16/2003                                          1,000              996
    2.56%, due 01/20/2004                                            500              493
  Household Finance Corporation
    7.63%, due 01/15/2003                                          1,300            1,301
    6.13%, due 02/27/2003                                            600              603
    2.66%, due 03/11/2004 (e)                                        700              701
  Household Mortgage Loan Trust (e)
    1.72%, due 05/20/2032                                            332              332

Radio & Television Broadcasting (0.3%)
  British Sky Broadcasting Group PLC
    8.20%, due 07/15/2009                                             70               76
  Cox Enterprises, Inc. - 144A (a) (e)
    2.61%, due 05/01/2003                                            400              398
  Turner Broadcasting System, Inc.
    7.40%, due 02/01/2004                                            500              512

Railroads (0.2%)
  Norfolk Southern Corporation
    6.75%, due 02/15/2011                                            550              623

Revenue-Utilities (0.4%)
  San Antonio, Texas Water Utility Improvements, Revenue
    Bond
    5.00%, due 05/15/2032                                          1,400            1,411

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

Security & Commodity Brokers (0.6%)
  Bear Stearns Companies Inc. (The)
    7.63%, due 12/07/2009                                  $         560   $          659
  Credit Suisse First Boston (USA), Inc.
    6.28%, due 05/15/2003                                             50               51
    4.63%, due 01/15/2008                                          1,550            1,571

Telecommunications (3.0%)
  BT Group PLC (e)
    2.71%, due 12/15/2003                                          2,800            2,817
  Cingular Wireless
    6.50%, due 12/15/2011                                            560              604
  Deutsche Telekom International Finance BV (f)
    8.50%, due 06/15/2010                                            925            1,065
  France Telecom (g)
    9.25%, due 03/01/2011                                             50               58
    10.00%, due 03/01/2031                                         1,000            1,217
  Qwest Corporation
    7.20%, due 11/10/2026                                            100               78
    6.88%, due 09/15/2033                                            600              462
  Qwest Corporation - 144A (a)
    8.88%, due 03/15/2012                                            510              495
  Sprint Capital Corporation
    5.70%, due 11/15/2003                                            900              896
    5.88%, due 05/01/2004                                            800              792
    7.63%, due 01/30/2011                                             50               48
    6.88%, due 11/15/2028                                          1,200              966
  Sprint Capital Corporation - 144A (a)
    8.75%, due 03/15/2032                                            200              190
  Sprint Corporation
    9.50%, due 04/01/2003                                             50               51
  Verizon Wireless Capital LLC (e)
    1.81%, due 12/17/2003                                          2,300            2,284

Tobacco Products (0.7%)
  R.J. Reynolds Tobacco Holdings, Inc.
    7.38%, due 05/15/2003                                          2,550            2,581

Transportation & Public Utilities (0.0%)
  CMS Panhandle Holdings, LLC
    6.50%, due 07/15/2009                                            100               95
                                                                           --------------

TOTAL CORPORATE DEBT SECURITIES (COST: $113,245)                                  115,187
                                                                           --------------

CONVERTIBLE BONDS (0.1%)

Health Services (0.1%)
  HEALTHSOUTH Corporation
    3.25%, due 04/01/2003                                            350              342
                                                                           --------------

TOTAL CONVERTIBLE BONDS (COST: $339)                                                  342
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                             CONTRACTS          VALUE
------------------------------------------------------------------------------------------

PURCHASED OPTIONS (0.0%)

Put Options (0.0%)
  90 - Day Eurodollar Future
    Put Strike $95.75, Expires 03/17/2003                            152   $            2
                                                                           --------------

TOTAL PURCHASED OPTIONS (COST: $2)                                                      2
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (3.2%)
  Fannie Mae
    1.29%, due 03/31/2003                                  $       2,200   $        2,193
    1.27%, due 05/21/2003                                          5,900            5,871
  Freddie Mac
    1.28%, due 03/13/2003                                            700              698
    1.29%, due 03/27/2003                                          1,600            1,595



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
PIMCO TOTAL RETURN (continued)
At December 31, 2002
(all amounts in thousands)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------
  U.S. Treasury Bill (b)
    1.19%, due 02/13/2003                                  $       1,845   $        1,842
                                                                           --------------

TOTAL SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (COST: $12,199)
                                                                                   12,199
                                                                           --------------

COMMERCIAL PAPER (25.9%)
  ABN-AMRO North America Finance, Inc.
    1.75%, due 01/21/2003                                          7,200            7,193
    1.31%, due 03/18/2003                                          3,000            2,992
  Commonwealth Bank of Australia Finance Inc. (Delaware)
    1.31%, due 03/19/2003                                          1,300            1,296
    1.31%, due 03/20/2003                                          2,400            2,393
  Danske Corporation
    1.32%, due 02/19/2003                                          2,700            2,695
    1.33%, due 03/05/2003                                          6,600            6,585
    1.32%, due 03/12/2003                                          3,200            3,192
    1.34%, due 03/19/2003                                          3,000            2,991
  Eksportfinans ASA - 144A (a)
    1.31%, due 02/10/2003                                         14,000           13,980
  GlaxoSmithKline Finance PLC - 144A (a)
    1.32%, due 02/24/2003                                          3,600            3,593
  HBOS Treasury Services PLC
    1.34%, due 02/19/2003                                          3,500            3,494
    1.34%, due 02/25/2003                                          3,700            3,692
    1.35%, due 03/05/2003                                          3,500            3,492
    1.34%, due 03/07/2003                                          3,600            3,591
    1.33%, due 03/11/2003                                          1,400            1,396
  Lloyds TSB Bank PLC
    1.31%, due 03/26/2003                                         17,000           16,949
  National Australia Funding (Delaware)
    1.41%, due 01/02/2003                                          1,000            1,000
  Royal Bank of Scotland Group PLC (The)
    1.31%, due 02/28/2003                                          3,500            3,493
  UBS Finance (Delaware) LLC
    1.33%, due 03/04/2003                                          2,500            2,494
    1.31%, due 03/05/2003                                          1,500            1,497
    1.32%, due 03/12/2003                                         11,200           11,171
    1.33%, due 03/26/2003                                          1,000              997
                                                                           --------------

TOTAL COMMERCIAL PAPER (COST: $100,176)                                           100,176
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $412,574)                               $      417,700
                                                                           ==============
------------------------------------------------------------------------------------------
                                                             NOTIONAL          MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

WRITTEN SWAPTIONS (-0.2%)

Covered Call Swaptions (-0.1%)
  LIBOR Rate Swaption (d) (h)
    Call Strike 3.00%, Expires 11/12/2003                  $      18,200   $         (143)

------------------------------------------------------------------------------------------
                                                             NOTIONAL          MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------
Covered Call Swaptions (continued)
  LIBOR Rate Swaption (d) (h)
    Call Strike 3.25%, Expires 05/30/2003                  $      19,000   $         (215)
  LIBOR Rate Swaption (d) (h)
    Call Strike 4.00%, Expires 01/07/2005                          7,000             (136)
  LIBOR Rate Swaption (d) (h)
    Call Strike 4.00%, Expires 06/18/2003                         17,100             (232)

Put Swaptions (-0.1%)
  LIBOR Rate Swaption (d) (i)
    Put Strike 5.50%, Expires 06/18/2003                          17,100             (109)
  LIBOR Rate Swaption (d) (i)
    Put Strike 7.00%, Expires 01/07/2005                           7,000              (80)
                                                                           --------------

TOTAL WRITTEN SWAPTIONS (PREMIUM: $860)                                    $         (915)
                                                                           ==============
------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                             CONTRACTS          VALUE
------------------------------------------------------------------------------------------

WRITTEN OPTIONS (0.0%)

Put Options (0.0%)
  90 - Day Eurodollar Future
    Put Strike $96.50, Expires 03/17/2003                             15   $           (c)
  90 - Day Eurodollar Future
    Put Strike $96.75, Expires 03/17/2003                             26               (c)
  90 - Day Eurodollar Future
    Put Strike $98.00, Expires 03/17/2003                             84               (1)
                                                                           --------------

TOTAL WRITTEN OPTIONS (PREMIUM: $75)                                       $           (1)
                                                                           ==============

SUMMARY:
  Investments, at market value                                    108.3%   $      417,700
  Written swaptions                                                -0.2%             (915)
  Written options                                                   0.0%               (1)
  Liabilities in excess of other assets                            -8.1%          (31,379)
                                                           -------------   --------------
  Net assets                                                      100.0%   $      385,405
                                                           =============   ==============



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
PIMCO TOTAL RETURN (continued)
At December 31, 2002
(all amounts in thousands)

FORWARD FOREIGN CURRENCY CONTRACTS:

-----------------------------------------------------------------------------------
                                                                          NET
                                                       AMOUNT IN       UNREALIZED
                             BOUGHT     SETTLEMENT   U.S. DOLLARS     APPRECIATION
         CURRENCY            (SOLD)        DATE      BOUGHT (SOLD)   (DEPRECIATION)
-----------------------------------------------------------------------------------
Euro Dollar                   (142)     02/10/2003   $       (142)    $         (7)

FUTURES CONTRACTS:

-----------------------------------------------------------------------------------
                                                                          NET
                                                                       UNREALIZED
                                        SETTLEMENT                    APPRECIATION
                            CONTRACTS      DATE         AMOUNT       (DEPRECIATION)
-----------------------------------------------------------------------------------
Euro-BOBL (j)                   33      03/10/2003   $      3,851     $         76
Euro-BUND (k)                  129      03/10/2003         15,379              365
U.S. Treasury Long Bond         22      03/31/2003          2,479              107
3 Month Euro Euribor (l)      (114)     03/17/2003             (2)              49
3 Month Euro Euribor (l)       194      03/17/2003              0               (3)
10 - Year U.S. Treasury
 Note                          438      03/31/2003         50,390            1,314
90 - Day Eurodollar             53      03/19/2003         13,075              184
                                                     ------------     ------------
                                                     $     85,172     $      2,092
                                                     ============     ============

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

(b) At December 31, 2002, all or a portion of this security is segregated with the custodian to cover margin requirements for open futures and option contracts. The market value of all securities segregated at December 31, 2002 is $1,840.

(c)     Market value is less than $1.

(d) Securities valued as determined in good faith in accordance with procedures established by the Fund's Board of Directors.

(e)     Floating or variable rate note. Rate is listed as of December 31, 2002.

(f) Securities are stepbonds. Coupon steps up or down by 50BP for each rating downgrade or upgrade by Standard & Poor's or Moody's.

(g) Securities are stepbonds. Coupon steps up or down by 25BP for each rating downgrade or upgrade by Standard & Poor's or Moody's for each notch below A-/A3.

(h) An option on an interest rate swap. If exercised, the fund will pay the strike rate in order to receive the 3 Month LIBOR (London Interbank Offer Rate).

(i) An option on an interest rate swap. If exercised, the fund will pay the 3 Month LIBOR (London Interbank Offer Rate) in order to receive the strike rate.

(j)     Notional medium-term debt instrument issued by the German Federal
        Government.

(k)     Notional long-term debt instrument issued by the German Federal
        Government.

(l)     Euro Interbank Offered Rate.
DEFINITIONS:
TBA Mortgage-backed securities traded under delayed delivery commitments. Income on TBA's are not earned until settlement date.


The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
TRANSAMERICA CONVERTIBLE SECURITIES
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

CORPORATE DEBT SECURITIES (2.4%)

Security & Commodity Brokers (2.4%)
  Salomon Smith Barney Holdings Inc. (b)
    8.00%, due 12/05/2003                                  $       2,500   $        1,994
                                                                           --------------

TOTAL CORPORATE DEBT SECURITIES (COST: $2,500)                                      1,994
                                                                           --------------

CONVERTIBLE BONDS (63.7%)

Apparel & Accessory Stores (1.5%)
  TJX Companies, Inc. (The)
    Zero Coupon, due 02/13/2021                                    1,500            1,224

Automotive Dealers & Service Stations (1.5%)
  Pep Boys (The) - Manny, Moe & Jack
    4.25%, due 06/01/2007                                          1,000              871
  Pep Boys (The) - Manny, Moe & Jack - 144A (a)
    4.25%, due 06/01/2007                                            385              335

Business Services (1.5%)
  First Data Corporation
    2.00%, due 03/01/2008                                          1,100            1,238

Communication (4.4%)
  Echostar Communications Corporation
    4.88%, due 01/01/2007                                          2,065            1,827
  Liberty Media Corporation
    3.25%, due 03/15/2031                                          1,900            1,781

Communications Equipment (3.7%)
  L-3 Communications Holdings, Inc.
    5.25%, due 06/01/2009                                          1,750            2,244
    4.40%, due 09/15/2011 (c)                                        725              813

Computer & Data Processing Services (12.0%)
  Affiliated Computer Services, Inc.
    3.50%, due 02/15/2006                                            908            1,248
  BEA Systems, Inc.
    4.00%, due 12/15/2006                                          2,450            2,217
  GTECH Holdings Corporation
    1.75%, due 12/15/2021                                            750              956
  Network Associates, Inc.
    5.25%, due 08/15/2006                                          1,000            1,226
  Rational Software Corporation
    5.00%, due 02/01/2007                                          1,650            1,677
  Symantec Corporation
    3.00%, due 11/01/2006                                          1,750            2,465

Computer & Office Equipment (2.0%)
  Juniper Networks, Inc.
    4.75%, due 03/15/2007                                            970              752
  Xerox Corporation
    0.57%, due 04/21/2018                                          1,405              885

Electronic Components & Accessories (8.6%)
  Cypress Semiconductor Corporation
    4.00%, due 02/01/2005                                          1,500            1,251
  International Rectifier Corporation
    4.25%, due 07/15/2007                                          1,500            1,281
  LSI Logic Corporation
    4.00%, due 11/01/2006                                          3,350            2,730
  STMicroelectronics NV
    Zero Coupon, due 09/22/2009                                    2,000            1,730

Health Services (5.8%)
  LifePoint Hospitals, Inc.
    4.50%, due 06/01/2009                                          1,650            1,627
  Province Healthcare Company
    4.50%, due 11/20/2005                                          1,775            1,564
  Universal Health Services, Inc.
    0.43%, due 06/23/2020                                          2,500            1,588

Hotels & Other Lodging Places (0.0%)
  Marriott International, Inc.
    Zero Coupon, due 05/08/2021                                       15               13

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

Insurance (2.1%)
  LifePoint Hospitals Holdings, Inc. - 144A (a)
    4.50%, due 06/01/2009                                  $          50   $           49
  Odyssey Re Holdings Corp.
    4.38%, due 06/15/2022                                            790              877
  Selective Insurance Group, Inc. - 144A (a)
    1.62%, due 09/24/2032                                          2,000              833

Medical Instruments & Supplies (3.2%)
  Apogent Technologies, Inc.
    2.25%, due 10/15/2021                                          1,500            1,543
  Medtronic, Inc.
    1.25%, due 09/15/2021                                          1,075            1,126

Oil & Gas Extraction (0.7%)
  Anadarko Petroleum Corporation
    Zero Coupon, due 03/07/2020                                    1,000              611

Pharmaceuticals (11.6%)
  Allergan, Inc. - 144A (a)
    Zero Coupon, due 11/06/2022                                      500              426
  ALZA Corporation
    Zero Coupon, due 07/28/2020                                    1,405            1,092
  Amgen Inc.
    Zero Coupon, due 03/01/2032                                    2,100            1,546
  Gilead Sciences, Inc. - 144A (a)
    2.00%, due 12/15/2007                                          2,500            2,569
  Roche Holdings AG - 144A (a)
    Zero Coupon, due 01/19/2015                                    2,340            1,685
  Teva Pharmaceutical Finance NV - 144A (a)
    0.38%, due 11/15/2022                                          2,000            2,103

Radio, Television & Computer Stores (1.7%)
  Best Buy Co., Inc.
    2.25%, due 01/15/2022                                          1,655            1,394

Telecommunications (1.5%)
  Verizon Global Funding Corp.
    Zero Coupon, due 05/15/2021                                    2,200            1,271

Variety Stores (1.9%)
  Costco Wholesale Corporation
    Zero Coupon, due 08/19/2017                                    2,290            1,586

Wholesale Trade Durable Goods (0.0%)
  IKON Office Solutions, Inc. - 144A (a)
    5.00%, due 05/01/2007                                             30               26
                                                                           --------------

TOTAL CONVERTIBLE BONDS (COST: $51,907)                                            52,280
                                                                           --------------

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS (25.9%)

Aerospace (2.1%)
  Northrop Grumman Corporation                                    15,800   $        1,691

Commercial Banks (0.9%)
  Provident Financial Group, Inc.                                 29,000              758

Electric Services (1.7%)
  DTE Energy Company                                              50,500            1,378

Electric, Gas & Sanitary Services (2.3%)
  Ameren Corporation                                              70,500            1,877

Insurance (7.6%)
  Anthem, Inc.                                                    21,500            1,669
  Chubb Corporation                                               80,000            1,868
  PartnerRe Ltd.                                                  12,700              666
  St. Paul Companies, Inc. (The)                                  18,000            1,189
  Travelers Property Casualty Corp.                               42,000              943

Insurance Agents, Brokers & Service (1.2%)
  Hartford Financial Services Group, Inc. (The)                   20,000              988

Life Insurance (2.7%)
  Platinum Underwriters Holdings, Ltd.                            40,000            1,140
  Prudential Financial, Inc. - Units                              19,800            1,084


The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
TRANSAMERICA CONVERTIBLE SECURITIES (continued)
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Paper & Allied Products (1.6%)
  International Paper Company                                     28,000   $        1,299

Petroleum Refining (2.4%)
  VEC Trust I                                                     68,000            1,972

Savings Institutions (0.8%)
  Washington Mutual, Inc. - Units                                 12,400              637

Telecommunications (2.6%)
  ALLTEL Corporation                                              41,000            2,106
                                                                           --------------

TOTAL CONVERTIBLE PREFERRED STOCKS (COST: $21,034)                                 21,265
                                                                           --------------

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (1.9%)

Finance (1.9%)
  Express Scripts Automatic Exchange Securities Trust             18,200   $        1,561
                                                                           --------------

TOTAL COMMON STOCKS (COST: $1,735)                                                  1,561
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $77,176)                                $       77,100
                                                                           ==============

SUMMARY:
  Investments, at market value                                     93.9%   $       77,100
  Other assets in excess of liabilities                             6.1%            5,048
                                                           -------------   --------------
  Net assets                                                      100.0%   $       82,148
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

(b) Securities valued as determined in good faith in accordance with procedures established by the Fund's Board of Directors.

(c) Security is a stepbond. L-3 Communications Holdings, Inc. has a coupon rate of 4.40% until 03/14/2003, thereafter the coupon rate will be 4.00%.



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SELECT+ AGGRESSIVE
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

MUTUAL FUNDS (100.0%) (B)

Aggressive Equity (10.2%)
  Third Avenue Value                                                 793   $           10

Capital Preservation (5.1%)
  Transamerica Money Market                                        5,034                5

Growth Equity (64.3%)
  BlackRock Mid Cap Growth (a)                                     1,313               10
  T. Rowe Price Equity Income                                      1,614               25
  T. Rowe Price Growth Stock                                       1,919               28

World Equity (20.4%)
  American Century International                                     821                5
  Gabelli Global Growth                                            2,203               15
                                                                           --------------

TOTAL MUTUAL FUNDS (COST: $100)                                                        98
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $100)                                   $           98
                                                                           ==============

SUMMARY:
  Investments, at market value                                    100.0%   $           98
  Liabilities in excess of other assets                             0.0%                0
                                                           -------------   --------------
  Net assets                                                      100.0%   $           98
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a)     No dividends were paid during the preceding twelve months.

(b) The portfolio invests its assets in shares of underlying portfolios of AEGON/Transamerica Series Fund, Inc. These underlying portfolios are considered affiliates of Select+ Aggressive.



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SELECT+ CONSERVATIVE
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

MUTUAL FUNDS (100.0%) (B)

Aggressive Equity (4.5%)
  Third Avenue Value                                                 442   $            5

Capital Preservation (5.4%)
  Transamerica Money Market                                        5,599                6

Fixed-Income (70.5%)
  MFS High Yield                                                   1,905               17
  PIMCO Total Return (a)                                           4,289               45
  Transamerica U.S. Government Securities                          1,385               17

Growth Equity (19.6%)
  T. Rowe Price Equity Income                                        719               11
  T. Rowe Price Growth Stock                                         714               11
                                                                           --------------

TOTAL MUTUAL FUNDS (COST: $112)                                                       112
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $112)                                   $          112
                                                                           ==============

SUMMARY:
  Investments, at market value                                    100.0%   $          112
  Liabilities in excess of other assets                             0.0%                0
                                                           -------------   --------------
  Net assets                                                      100.0%   $          112
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a)     No dividends were paid during the preceding twelve months.

(b) The portfolio invests its assets in shares of underlying portfolios of AEGON/Transamerica Series Fund, Inc. These underlying portfolios are considered affiliates of Select+ Conservative.



The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SELECT+ GROWTH & INCOME
At December 31, 2002
(all amounts except share amounts in thousands)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

MUTUAL FUNDS (100.0%) (B)

Aggressive Equity (10.0%)
  Third Avenue Value                                               8,446   $          105

Capital Preservation (5.0%)
  Transamerica Money Market                                       52,417               52

Fixed-Income (35.3%)
  MFS High Yield                                                  11,906              105
  PIMCO Total Return (a)                                          24,878              264

Growth Equity (39.7%)
  BlackRock Mid Cap Growth (a)                                     7,005               52
  T. Rowe Price Equity Income                                      6,800              104
  T. Rowe Price Growth Stock                                      17,095              258

World Equity (10.0%)
  Gabelli Global Growth                                           15,401              105
                                                                           --------------

TOTAL MUTUAL FUNDS (COST: $1,048)                                                   1,045
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $1,048)                                 $        1,045
                                                                           ==============

SUMMARY:
  Investments, at market value                                    100.0%   $        1,045
  Liabilities in excess of other assets                             0.0%                0
                                                           -------------   --------------
  Net assets                                                      100.0%   $        1,045
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a)     No dividends were paid during the preceding twelve months.

(b) The portfolio invests its assets in shares of underlying portfolios of AEGON/Transamerica Series Fund, Inc. These underlying portfolios are considered affiliates of Select+ Growth & Income.



The accompanying notes are an integral part of this report.

STATEMENTS OF ASSETS AND LIABILITIES
At December 31, 2002

                                                                                                                     VAN KAMPEN
                                                                                                  TRANSAMERICA         ACTIVE
 All amounts (except per share amounts) in thousands             AEGON             JANUS             MONEY         INTERNATIONAL
 ---------------------------------------------------              BOND             GROWTH            MARKET          ALLOCATION
ASSETS:
  Investment securities, at cost......................        $   307,793       $ 1,134,363       $   583,896       $   110,311
                                                              ===========       ===========       ===========       ===========
  Foreign cash, at cost...............................        $         0       $         0       $         0       $        28
                                                              ===========       ===========       ===========       ===========
  Investment securities, at market value..............        $   320,587       $   966,428       $   583,896       $    94,731
  Cash................................................             10,505           143,491               187             5,924
  Foreign cash........................................                  0                 0                 0                28
  Collateral for securities on loan...................              7,376            62,417                 0             8,691
  Receivables:
    Investment securities sold........................                  6                 0                 0               898
    Interest..........................................              3,209                58               191                 3
    Dividends.........................................                  0               374                 0               151
    Dividend reclaims receivable......................                  0                 7                 0               162
    Unrealized appreciation on forward foreign
      currency contracts..............................                  0                 0                 0               102
    Variation margin..................................                  0                 0                 0                14
    Other.............................................                 13               100                 0                10
                                                              -----------       -----------       -----------       -----------
      Total assets....................................        $   341,696       $ 1,172,875       $   584,274       $   110,714
                                                              -----------       -----------       -----------       -----------
LIABILITIES:
  Investment securities purchased.....................              2,439                 0                 0               838
  Accounts payable and accrued liabilities:
    Management and advisory fees......................                128               803               178                80
    Due to custodian..................................                  0                 0                 0                 0
    Dividends to shareholders.........................                  0                 0                19                 0
    Payable for securities on loan....................              7,376            62,417                 0             8,691
    Unrealized depreciation on forward foreign
      currency contracts..............................                  0                 0                 0                 3
    Variation margin..................................                  0                 0                 0                 0
    Written options...................................                  0                 0                 0                 0
    Other.............................................                 19               115                16                46
                                                              -----------       -----------       -----------       -----------
      Total liabilities...............................        $     9,962       $    63,335       $       213       $     9,658
                                                              -----------       -----------       -----------       -----------
        Net assets....................................        $   331,734       $ 1,109,540       $   584,061       $   101,056
                                                              ===========       ===========       ===========       ===========
NET ASSETS CONSISTS OF:
  Capital stock shares authorized.....................             50,000           100,000           800,000            50,000
                                                              ===========       ===========       ===========       ===========
  Capital stock ($.01 par value)......................        $       262       $       485       $     5,841       $       133
  Additional paid-in capital..........................            308,078         2,106,535           578,220           157,375
  Undistributed net investment income (loss)..........             14,291                 0                 0             1,101
  Undistributed net realized gain (loss) from
    investments, futures/options contracts and foreign
    currency transactions.............................             (3,691)         (829,545)                0           (42,045)
  Net unrealized appreciation (depreciation) on:
    Investment securities and option contracts........             12,794          (167,935)                0           (15,580)
    Futures contracts.................................                  0                 0                 0               (53)
    Translation of assets and liabilities denominated
      in foreign currencies...........................                  0                 0                 0               125
                                                              -----------       -----------       -----------       -----------
  Net assets..........................................        $   331,734       $ 1,109,540       $   584,061       $   101,056
                                                              ===========       ===========       ===========       ===========
  Shares outstanding..................................             26,158            48,504           584,061            13,316
                                                              ===========       ===========       ===========       ===========
  Net asset value and offering price per share........        $     12.68       $     22.88       $      1.00       $      7.59
                                                              ===========       ===========       ===========       ===========



The notes to the financial statements are an integral part of this report.


     VAN KAMPEN      VAN KAMPEN                         LKCM         VAN KAMPEN       DREYFUS         CAPITAL          ALGER
       ASSET           MONEY           JANUS         STRATEGIC        EMERGING       SMALL CAP        GUARDIAN       AGGRESSIVE
     ALLOCATION        MARKET          GLOBAL       TOTAL RETURN       GROWTH          VALUE           VALUE           GROWTH
    $   273,963     $   332,129     $   678,249     $   330,392     $   591,223     $   330,158     $   297,330     $   420,603
    ===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========
    $         0     $         0     $         0     $         0     $         0     $         0     $         0     $         0
    ===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========
    $   252,091     $   332,129     $   604,914     $   325,246     $   591,498     $   223,887     $   269,952     $   404,085
         18,446              82          36,071               0          60,111             350          16,513               0
              0               0               0               0               0               0               0               0
         17,525               0          52,146           9,593          29,861          41,402          23,111          28,384
         20,984               0             946             648           1,036           1,812               0               0
            449              77              15           1,502              22               2               7               2
            320               0           1,044             319             256              57             620              89
              0               0              94               0               0               1               0               0
              0               0           6,037               0               0               0               0               0
             61               0               0               0               0               0               0               0
             21               0              77              12              52              57              23              28
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
    $   309,897     $   332,288     $   701,344     $   337,320     $   682,836     $   267,568     $   310,226     $   432,588
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
         48,803               0           1,066           1,269               0           1,581             144               0
            164             139             454             233             476             164             212             291
              0               0               0             412               0               0               0             571
              0               8               0               0               0               0               0               0
         17,525               0          52,146           9,593          29,861          41,402          23,111          28,384
              0               0          12,210               0               0               0               0               0
              0               0               0               0               0               0               0               0
              0               0               0               0               0               0               0               0
             50              20             111              23              72              62              34              41
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
    $    66,542     $       167     $    65,987     $    11,530     $    30,409     $    43,209     $    23,501     $    29,287
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
    $   243,355     $   332,121     $   635,357     $   325,790     $   652,427     $   224,359     $   286,725     $   403,301
    ===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========
         50,000         500,000         100,000          75,000          75,000          50,000          50,000          75,000
    ===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========
    $       189     $     3,321     $       483     $       261     $       502     $       294     $       218     $       376
        291,000         328,800       1,111,670         328,781       1,403,465         386,935         320,697         809,920
          4,602               0             549           9,790               0               0           2,722               0
        (29,446)              0        (397,853)         (7,896)       (751,815)        (56,599)         (9,534)       (390,477)
        (21,872)              0         (73,335)         (5,146)            275        (106,271)        (27,378)        (16,518)
         (1,118)              0               0               0               0               0               0               0
              0               0          (6,157)              0               0               0               0               0
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
    $   243,355     $   332,121     $   635,357     $   325,790     $   652,427     $   224,359     $   286,725     $   403,301
    ===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========
         18,932         332,121          48,292          26,071          50,181          29,405          21,801          37,636
    ===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========
    $     12.85     $      1.00     $     13.16     $     12.50     $     13.00     $      7.63     $     13.15     $     10.72
    ===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========

At December 31, 2002

                                                                                TRANSAMERICA
                                                               FEDERATED            U.S.            T. ROWE           T. ROWE
 All amounts (except per share amounts) in thousands            GROWTH &         GOVERNMENT          PRICE             PRICE
 ---------------------------------------------------             INCOME          SECURITIES      EQUITY INCOME      GROWTH STOCK
ASSETS:
  Investment securities, at cost......................        $   393,097       $   264,482       $   543,259       $   235,700
                                                              ===========       ===========       ===========       ===========
  Foreign cash, at cost...............................        $         0       $         0       $         0       $       109
                                                              ===========       ===========       ===========       ===========
  Investment securities, at market value..............        $   388,608       $   270,609       $   500,134       $   216,434
  Cash................................................                332            11,728            22,009             6,659
  Foreign cash........................................                  0                 0                 0               110
  Collateral for securities on loan...................             43,926            79,596            27,131            20,912
  Receivables:
    Investment securities sold........................              1,611                 0                 0                 0
    Interest..........................................                 85             2,391                10                 4
    Dividends.........................................                912                 0             1,504               263
    Dividend reclaims receivable......................                 23                 0                 0                11
    Unrealized appreciation on forward foreign
      currency contracts..............................                  0                 0                 0                 0
    Variation margin..................................                  0                 0                 0                 0
    Other.............................................                 56                96                42                24
                                                              -----------       -----------       -----------       -----------
      Total assets....................................        $   435,553       $   364,420       $   550,830       $   244,417
                                                              -----------       -----------       -----------       -----------
LIABILITIES:
  Investment securities purchased.....................              2,196                 0             3,084               394
  Accounts payable and accrued liabilities:
    Management and advisory fees......................                250               155               352               158
    Due to custodian..................................                  0                 0                 0                 0
    Dividends to shareholders.........................                  0                 0                 0                 0
    Payable for securities on loan....................             43,926            79,596            27,131            20,912
    Unrealized depreciation on forward foreign
      currency contracts..............................                  0                 0                 0                 0
    Variation margin..................................                  0                 0                 0                 0
    Written options...................................                  0                 0                 0                 0
    Other.............................................                 61               100                59                41
                                                              -----------       -----------       -----------       -----------
      Total liabilities...............................        $    46,433       $    79,851       $    30,626       $    21,505
                                                              -----------       -----------       -----------       -----------
        Net assets....................................        $   389,120       $   284,569       $   520,204       $   222,912
                                                              ===========       ===========       ===========       ===========
NET ASSETS CONSISTS OF:
  Capital stock shares authorized.....................             50,000            50,000            50,000            50,000
                                                              ===========       ===========       ===========       ===========
  Capital stock ($.01 par value)......................        $       271       $       231       $       340       $       148
  Additional paid-in capital..........................            379,076           273,417           552,702           281,624
  Undistributed net investment income (loss)..........             13,493             6,504             6,221               151
  Undistributed net realized gain (loss) from
    investments, futures/options contracts and foreign
    currency transactions.............................                767            (1,710)            4,066           (39,749)
  Net unrealized appreciation (depreciation) on:
    Investment securities and option contracts........             (4,489)            6,127           (43,125)          (19,266)
    Futures contracts.................................                  0                 0                 0                 0
    Translation of assets and liabilities denominated
      in foreign currencies...........................                  2                 0                 0                 4
                                                              -----------       -----------       -----------       -----------
  Net assets..........................................        $   389,120       $   284,569       $   520,204       $   222,912
                                                              ===========       ===========       ===========       ===========
  Shares outstanding..................................             27,125            23,090            34,024            14,775
                                                              ===========       ===========       ===========       ===========
  Net asset value and offering price per share........        $     14.35       $     12.32       $     15.29       $     15.09
                                                              ===========       ===========       ===========       ===========



The notes to the financial statements are an integral part of this report.


    TRANSAMERICA      PBHG/NWQ                                        AMERICAN                       J.P. MORGAN        THIRD
       VALUE           VALUE        TRANSAMERICA      JENNISON         CENTURY            GE           ENHANCED         AVENUE
      BALANCED         SELECT          EQUITY          GROWTH       INTERNATIONAL    U.S. EQUITY        INDEX           VALUE
    $   256,656     $   255,213     $   358,518     $   108,599      $   104,086     $   139,888     $   184,135     $   269,509
    ===========     ===========     ===========     ===========      ===========     ===========     ===========     ===========
    $         0     $         0     $         0     $         0      $       106     $         0     $         0     $         0
    ===========     ===========     ===========     ===========      ===========     ===========     ===========     ===========
    $   236,383     $   244,642     $   338,128     $   102,276      $   104,208     $   121,662     $   160,117     $   252,690
         15,494             100          43,813          12,759            5,114               0              59             945
              0               0               0               0              108               0               0               0
         37,460          16,862          52,452           7,974            9,605          13,113          11,211          54,062
              0           3,008               0             285            1,739               0              91               0
          1,438               1              15               4                2               1               0             111
            517             684             236              64              116             142             274             127
              0               0               0               0               26               0               0               0
              0               0               0               0                7               0               0               0
              0               0               0               0                0               0               4               0
             32              23              62               9               30              16              16              58
    -----------     -----------     -----------     -----------      -----------     -----------     -----------     -----------
    $   291,324     $   265,320     $   434,706     $   123,371      $   120,955     $   134,934     $   171,772     $   307,993
    -----------     -----------     -----------     -----------      -----------     -----------     -----------     -----------
              0           6,123          11,703             156            3,426               0           1,168           1,690
            165             165             240              81               86              88             105             172
              0               0               0               0                0             278               0               0
              0               0               0               0                0               0               0               0
         37,460          16,862          52,452           7,974            9,605          13,113          11,211          54,062
              0               0               0               0                7               0               0               0
              0               0               0               0                0               1               0               0
          6,195               0               0               0                0               0               0               0
             45              18              95              22               70              27              31              76
    -----------     -----------     -----------     -----------      -----------     -----------     -----------     -----------
    $    43,865     $    23,168     $    64,490     $     8,233      $    13,194     $    13,507     $    12,515     $    56,000
    -----------     -----------     -----------     -----------      -----------     -----------     -----------     -----------
    $   247,459     $   242,152     $   370,216     $   115,138      $   107,761     $   121,427     $   159,257     $   251,993
    ===========     ===========     ===========     ===========      ===========     ===========     ===========     ===========
         75,000          50,000          50,000          50,000           50,000          50,000          50,000          50,000
    ===========     ===========     ===========     ===========      ===========     ===========     ===========     ===========
    $       232     $       208     $       269     $       202      $       179     $       113     $       160     $       203
        289,002         262,512         432,625         142,368          130,631         164,095         223,208         267,257
          7,275           2,654               0               0              (54)            748           1,048             893
        (27,334)        (12,651)        (42,288)        (21,109)         (23,107)        (25,308)        (41,120)            459
        (21,716)        (10,571)        (20,390)         (6,323)             122         (18,226)        (24,018)        (16,819)
              0               0               0               0                0               5             (21)              0
              0               0               0               0              (10)              0               0               0
    -----------     -----------     -----------     -----------      -----------     -----------     -----------     -----------
    $   247,459     $   242,152     $   370,216     $   115,138      $   107,761     $   121,427     $   159,257     $   251,993
    ===========     ===========     ===========     ===========      ===========     ===========     ===========     ===========
         23,214          20,821          26,939          20,201           17,923          11,256          16,027          20,345
    ===========     ===========     ===========     ===========      ===========     ===========     ===========     ===========
    $     10.66     $     11.63     $     13.74     $      5.70      $      6.01     $     10.79     $      9.94     $     12.39
    ===========     ===========     ===========     ===========      ===========     ===========     ===========     ===========

At December 31, 2002

                                                                CAPITAL           CLARION
 All amounts (except per share amounts) in thousands            GUARDIAN        REAL ESTATE           MFS              JANUS
 ---------------------------------------------------             GLOBAL          SECURITIES        HIGH YIELD        GROWTH II
ASSETS:
  Investment securities, at cost......................        $   125,408       $   116,861       $   222,531       $   248,642
                                                              ===========       ===========       ===========       ===========
  Foreign cash, at cost...............................        $        87       $         0       $         0       $         0
                                                              ===========       ===========       ===========       ===========
  Investment securities, at market value..............        $   115,586       $   115,940       $   221,889       $   209,706
  Cash................................................             11,139             5,010            30,173            30,409
  Foreign cash........................................                 91                 0                 0                 0
  Collateral for securities on loan...................             10,175            12,686            20,428            18,970
  Receivables:
    Investment securities sold........................                 37             3,385                 0                 0
    Interest..........................................                 26                 2             4,481                12
    Dividends.........................................                114               943                 0                81
    Dividend reclaims receivable......................                 15                 0                 0                 0
    Unrealized appreciation on forward foreign
      currency contracts..............................                229                 0                 0                 0
    Variation margin..................................                  0                 0                 0                 0
    Other.............................................                 18                15                31                27
                                                              -----------       -----------       -----------       -----------
      Total assets....................................        $   137,430       $   137,981       $   277,002       $   259,205
                                                              -----------       -----------       -----------       -----------
LIABILITIES:
  Investment securities purchased.....................              6,607               953                 1                 0
  Accounts payable and accrued liabilities:
    Management and advisory fees......................                106                88               154               175
    Due to custodian..................................                  0                 0                 0                 0
    Dividends to shareholders.........................                  0                 0                 0                 0
    Payable for securities on loan....................             10,175            12,686            20,428            18,970
    Unrealized depreciation on forward foreign
      currency contracts..............................                 68                 0                 8                 0
    Variation margin..................................                  0                 0                 0                 0
    Written options...................................                  0                 0                 0                 0
    Other.............................................                 27                35                40                44
                                                              -----------       -----------       -----------       -----------
      Total liabilities...............................        $    16,983       $    13,762       $    20,631       $    19,189
                                                              -----------       -----------       -----------       -----------
        Net assets....................................        $   120,447       $   124,219       $   256,371       $   240,016
                                                              ===========       ===========       ===========       ===========
NET ASSETS CONSISTS OF:
  Capital stock shares authorized.....................             50,000            50,000            50,000            75,000
                                                              ===========       ===========       ===========       ===========
  Capital stock ($.01 par value)......................        $       142       $       109       $       291       $        74
  Additional paid-in capital..........................            138,140           123,231           256,152           621,118
  Undistributed net investment income (loss)..........                248             4,599             6,083                 0
  Undistributed net realized gain (loss) from
    investments, futures/options contracts and foreign
    currency transactions.............................             (8,418)           (2,799)           (5,505)         (342,240)
  Net unrealized appreciation (depreciation) on:
    Investment securities and option contracts........             (9,822)             (921)             (642)          (38,936)
    Futures contracts.................................                  0                 0                 0                 0
    Translation of assets and liabilities denominated
      in foreign currencies...........................                157                 0                (8)                0
                                                              -----------       -----------       -----------       -----------
  Net assets..........................................        $   120,447       $   124,219       $   256,371       $   240,016
                                                              ===========       ===========       ===========       ===========
  Shares outstanding..................................             14,192            10,889            29,061             7,372
                                                              ===========       ===========       ===========       ===========
  Net asset value and offering price per share........        $      8.49       $     11.41       $      8.83       $     32.56
                                                              ===========       ===========       ===========       ===========



The notes to the financial statements are an integral part of this report.

                                                                                      T. ROWE
                                                        PBHG                           PRICE          T. ROWE          GREAT
      DREYFUS         MARSICO          MUNDER         MID CAP         SALOMON         DIVIDEND         PRICE        COMPANIES -
      MID CAP          GROWTH          NET50           GROWTH         ALL CAP          GROWTH        SMALL CAP      AMERICA(SM)
    $    53,836     $   107,124     $    17,639     $   106,633     $   366,427     $    63,478     $   127,405     $   253,458
    ===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========
    $         0     $         0     $         0     $         0     $         0     $         0     $         0     $         0
    ===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========
    $    50,260     $   102,131     $    13,557     $   110,302     $   309,472     $    53,483     $   113,231     $   226,274
             10             581              71               0               0           1,855           3,250          13,981
              0               0               0               0               0               0               0               0
          6,440          10,337               0          19,610          36,677           2,759          21,057           2,884
            731             228               0           1,152               0               0             150               0
              0               1               0               1              40               1               2               5
             30              14               0               3             486             121              10             198
              0               0               0               0               0               0               0               0
              0               0               0               0               0               0               0               0
              0               0               0               0               0               0               1               0
              6               9               6              28              32               7              28              14
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
    $    57,477     $   113,301     $    13,634     $   131,096     $   346,707     $    58,226     $   137,729     $   243,356
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
            782             301              21           8,515             875             145           1,223           6,314
             38              64              11              82             229              45              73             165
              0               0               0              43              51               0               0               0
              0               0               0               0               0               0               0               0
          6,440          10,337               0          19,610          36,677           2,759          21,057           2,884
              0               0               0               0               0               0               0               0
              0               0               0               0               0               0               0               0
              0               0               0               0               0               0               0               0
             13              25               6              31              52              11              67              32
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
    $     7,273     $    10,727     $        38     $    28,281     $    37,884     $     2,960     $    22,420     $     9,395
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
    $    50,204     $   102,574     $    13,596     $   102,815     $   308,823     $    55,266     $   115,309     $   233,961
    ===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========
         50,000          50,000          50,000          50,000          50,000          50,000          50,000          50,000
    ===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========
    $        51     $       153     $        27     $       149     $       318     $        71     $       145     $       297
         61,030         124,957          23,022         299,998         407,619          67,777         143,063         281,875
             63               0               0               0           1,713             511               0             997
         (7,364)        (17,543)         (5,371)       (201,001)        (43,872)         (3,098)        (13,713)        (22,024)
         (3,576)         (4,993)         (4,082)          3,669         (56,955)         (9,995)        (14,174)        (27,184)
              0               0               0               0               0               0             (12)              0
              0               0               0               0               0               0               0               0
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
    $    50,204     $   102,574     $    13,596     $   102,815     $   308,823     $    55,266     $   115,309     $   233,961
    ===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========
          5,097          15,273           2,736          14,872          31,827           7,077          14,463          29,676
    ===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========
    $      9.85     $      6.72     $      4.97     $      6.91     $      9.70     $      7.81     $      7.97     $      7.88
    ===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========

At December 31, 2002

                                                                 GREAT           VALUE LINE         GABELLI            GREAT
 All amounts (except per share amounts) in thousands          COMPANIES -        AGGRESSIVE          GLOBAL         COMPANIES -
 ---------------------------------------------------         TECHNOLOGY(SM)        GROWTH            GROWTH          GLOBAL(2)
ASSETS:
  Investment securities, at cost......................        $    63,647       $     6,364       $    49,005       $    28,174
                                                              ===========       ===========       ===========       ===========
  Foreign cash, at cost...............................        $         0       $         0       $         0       $         0
                                                              ===========       ===========       ===========       ===========
  Investment securities, at market value..............        $    51,013       $     5,853       $    41,662       $    24,548
  Cash................................................              3,911               652            51,914             1,347
  Foreign cash........................................                  0                 0                 0                 0
  Collateral for securities on loan...................              4,031                 0             6,009             2,122
  Receivables:
    Investment securities sold........................                  0               181                 0                 0
    Interest..........................................                  2                 0                18                 1
    Dividends.........................................                  1                 6                39                17
    Dividend reclaims receivable......................                  0                 0                11                 0
    Unrealized appreciation on forward foreign
      currency contracts..............................                  0                 0                 0                 0
    Variation margin..................................                  0                 0                 0                 0
    Other.............................................                  2                 6                10                 8
                                                              -----------       -----------       -----------       -----------
      Total assets....................................        $    58,960       $     6,698       $    99,663       $    28,043
                                                              -----------       -----------       -----------       -----------
LIABILITIES:
  Investment securities purchased.....................              1,436                 0                57               396
  Accounts payable and accrued liabilities:
    Management and advisory fees......................                 36                 5                81                18
    Due to custodian..................................                  0                 0                 0                 0
    Dividends to shareholders.........................                  0                 0                 0                 0
    Payable for securities on loan....................              4,031                 0             6,009             2,122
    Unrealized depreciation on forward foreign
      currency contracts..............................                  0                 0                 0                 0
    Variation margin..................................                  0                 0                 0                 0
    Written options...................................                  0                 0                 0                 0
    Other.............................................                 23                 7                31                12
                                                              -----------       -----------       -----------       -----------
      Total liabilities...............................        $     5,526       $        12       $     6,178       $     2,548
                                                              -----------       -----------       -----------       -----------
        Net assets....................................        $    53,434       $     6,686       $    93,485       $    25,495
                                                              ===========       ===========       ===========       ===========
NET ASSETS CONSISTS OF:
  Capital stock shares authorized.....................             50,000            50,000            50,000            50,000
                                                              ===========       ===========       ===========       ===========
  Capital stock ($.01 par value)......................        $       203       $        11       $       137       $        46
  Additional paid-in capital..........................            103,366            10,086           112,907            31,941
  Undistributed net investment income (loss)..........                  0                 0                 0                53
  Undistributed net realized gain (loss) from
    investments, futures/options contracts and foreign
    currency transactions.............................            (37,501)           (2,900)          (12,218)           (2,919)
  Net unrealized appreciation (depreciation) on:
    Investment securities and option contracts........            (12,634)             (511)           (7,343)           (3,626)
    Futures contracts.................................                  0                 0                 0                 0
    Translation of assets and liabilities denominated
      in foreign currencies...........................                  0                 0                 2                 0
                                                              -----------       -----------       -----------       -----------
  Net assets..........................................        $    53,434       $     6,686       $    93,485       $    25,495
                                                              ===========       ===========       ===========       ===========
  Shares outstanding..................................             20,326             1,074            13,721             4,577
                                                              ===========       ===========       ===========       ===========
  Net asset value and offering price per share........        $      2.63       $      6.23       $      6.81       $      5.57
                                                              ===========       ===========       ===========       ===========



The notes to the financial statements are an integral part of this report.

                                      AMERICAN
      CAPITAL           LKCM          CENTURY       TRANSAMERICA       BLACKROCK        BLACKROCK       BLACKROCK       AGGRESSIVE
      GUARDIAN        CAPITAL         INCOME &         GROWTH        GLOBAL SCIENCE     LARGE CAP        MID CAP          ASSET
    U.S. EQUITY        GROWTH          GROWTH       OPPORTUNITIES     & TECHNOLOGY        VALUE           GROWTH        ALLOCATION
    $   124,786     $     4,567     $    35,504      $    90,105       $     4,230     $       805     $     6,760     $   158,357
    ===========     ===========     ===========      ===========       ===========     ===========     ===========     ===========
    $         0     $         0     $         0      $         0       $         0     $         0     $         0     $         0
    ===========     ===========     ===========      ===========       ===========     ===========     ===========     ===========
    $   110,738     $     4,567     $    33,270      $    87,596       $     4,017     $       742     $     6,739     $   156,205
         10,204              56           1,622           11,941                55              34              66               0
              0               0               0                0                 0               0               0               0
         17,578               0               0           17,571                 0               0               0               0
             98               0               0                0               168               0             191               0
             31               0               0                6                 0               0               0               0
            138               5              56               25                 1               1               1               0
              0               0               0                0                 0               0               0               0
              0               0               0                0                 0               0               0               0
              0               0               2                0                 0               0               0               0
             19               6               0               19                 8               9               8               0
    -----------     -----------     -----------      -----------       -----------     -----------     -----------     -----------
    $   138,806     $     4,634     $    34,950      $   117,158       $     4,249     $       786     $     7,005     $   156,205
    -----------     -----------     -----------      -----------       -----------     -----------     -----------     -----------
          4,632               0               0            3,870               601               1               0               0
             85               3              27               68                 3               1               4              12
              0               0               0                0                 0               0               0               0
              0               0               0                0                 0               0               0               0
         17,578               0               0           17,571                 0               0               0               0
              0               0               0                0                 0               0               0               0
              0               0               0                0                 0               0               0               0
              0               0               0                0                 0               0               0               0
             27               7              25               36                 9               9              10              17
    -----------     -----------     -----------      -----------       -----------     -----------     -----------     -----------
    $    22,322     $        10     $        52      $    21,545       $       613     $        11     $        14     $        29
    -----------     -----------     -----------      -----------       -----------     -----------     -----------     -----------
    $   116,484     $     4,624     $    34,898      $    95,613       $     3,636     $       775     $     6,991     $   156,176
    ===========     ===========     ===========      ===========       ===========     ===========     ===========     ===========
         50,000          50,000          50,000           50,000            50,000          50,000          50,000          50,000
    ===========     ===========     ===========      ===========       ===========     ===========     ===========     ===========
    $       158     $        15     $        46      $       100       $         5     $         1     $         9     $       191
        134,991          10,048          39,265           99,818             4,129           1,057           7,396         158,230
            319               0             146                0                 0               4               0             533
         (4,936)         (5,439)         (2,313)          (1,796)             (285)           (224)           (393)           (626)
        (14,048)              0          (2,234)          (2,509)             (213)            (63)            (21)         (2,152)
              0               0             (12)               0                 0               0               0               0
              0               0               0                0                 0               0               0               0
    -----------     -----------     -----------      -----------       -----------     -----------     -----------     -----------
    $   116,484     $     4,624     $    34,898      $    95,613       $     3,636     $       775     $     6,991     $   156,176
    ===========     ===========     ===========      ===========       ===========     ===========     ===========     ===========
         15,761           1,531           4,568            9,983               547             105             940          19,105
    ===========     ===========     ===========      ===========       ===========     ===========     ===========     ===========
    $      7.39     $      3.02     $      7.64      $      9.58       $      6.65     $      7.35     $      7.43     $      8.17
    ===========     ===========     ===========      ===========       ===========     ===========     ===========     ===========

At December 31, 2002

                                                                                                                     MODERATELY
                                                              CONSERVATIVE                          MODERATE         AGGRESSIVE
 All amounts (except per share amounts) in thousands             ASSET             JANUS             ASSET             ASSET
 ---------------------------------------------------           ALLOCATION         BALANCED         ALLOCATION        ALLOCATION
ASSETS:
  Investment securities, at cost......................        $   168,807       $    32,119       $   407,370       $   399,229
                                                              ===========       ===========       ===========       ===========
  Foreign cash, at cost...............................        $         0       $         0       $         0       $         0
                                                              ===========       ===========       ===========       ===========
  Investment securities, at market value..............        $   169,864       $    32,059       $   405,726       $   396,650
  Cash................................................                  0             5,769                 0                 0
  Foreign cash........................................                  0                 0                 0                 0
  Collateral for securities on loan...................                  0                 0                 0                 0
  Receivables:
    Investment securities sold........................                  0                 0                 0                 0
    Interest..........................................                  0               184                 0                 0
    Dividends.........................................                  0                25                 0                 0
    Dividend reclaims receivable......................                  0                 0                 0                 0
    Unrealized appreciation on forward foreign
      currency contracts..............................                  0                 0                 0                 0
    Variation margin..................................                  0                 0                 0                 0
    Other.............................................                  0                 0                 0                 0
                                                              -----------       -----------       -----------       -----------
      Total assets....................................        $   169,864       $    38,037       $   405,726       $   396,650
                                                              -----------       -----------       -----------       -----------
LIABILITIES:
  Investment securities purchased.....................                  0               758                 0                 0
  Accounts payable and accrued liabilities:
    Management and advisory fees......................                 14                28                31                31
    Due to custodian..................................                  0                 0                 0                 0
    Dividends to shareholders.........................                  0                 0                 0                 0
    Payable for securities on loan....................                  0                 0                 0                 0
    Unrealized depreciation on forward foreign
      currency contracts..............................                  0                 0                 0                 0
    Variation margin..................................                  0                 0                 0                 0
    Written options...................................                  0                 0                 0                 0
    Other.............................................                 16                18                11                11
                                                              -----------       -----------       -----------       -----------
      Total liabilities...............................        $        30       $       804       $        42       $        42
                                                              -----------       -----------       -----------       -----------
        Net assets....................................        $   169,834       $    37,233       $   405,684       $   396,608
                                                              ===========       ===========       ===========       ===========
NET ASSETS CONSISTS OF:
  Capital stock shares authorized.....................             50,000            50,000            50,000            50,000
                                                              ===========       ===========       ===========       ===========
  Capital stock ($.01 par value)......................        $       187       $        39       $       460       $       465
  Additional paid-in capital..........................            169,002            37,609           407,191           399,060
  Undistributed net investment income (loss)..........                469               107               935             1,196
  Undistributed net realized gain (loss) from
    investments, futures/options contracts and foreign
    currency transactions.............................               (881)             (462)           (1,258)           (1,534)
  Net unrealized appreciation (depreciation) on:
    Investment securities and option contracts........              1,057               (60)           (1,644)           (2,579)
    Futures contracts.................................                  0                 0                 0                 0
    Translation of assets and liabilities denominated
      in foreign currencies...........................                  0                 0                 0                 0
                                                              -----------       -----------       -----------       -----------
  Net assets..........................................        $   169,834       $    37,233       $   405,684       $   396,608
                                                              ===========       ===========       ===========       ===========
  Shares outstanding..................................             18,674             3,925            46,043            46,532
                                                              ===========       ===========       ===========       ===========
  Net asset value and offering price per share........        $      9.09       $      9.49       $      8.81       $      8.52
                                                              ===========       ===========       ===========       ===========



The notes to the financial statements are an integral part of this report.


                    TRANSAMERICA                                      SELECT+
       PIMCO        CONVERTIBLE       SELECT+         SELECT+         GROWTH &
    TOTAL RETURN     SECURITIES      AGGRESSIVE     CONSERVATIVE       INCOME
    $   412,574     $    77,176     $       100     $       112     $     1,048
    ===========     ===========     ===========     ===========     ===========
    $     1,002     $         0     $         0     $         0     $         0
    ===========     ===========     ===========     ===========     ===========
    $   417,700     $    77,100     $        98     $       112     $     1,045
         11,362          14,181               0               0               0
          1,040               0               0               0               0
              0               0               0               0               0
         27,464               0               0               0               0
          3,673             344               0               0               0
              0              25               0               0               0
              0               0               0               0               0
              0               0               0               0               0
              0               0               0               0               0
              0               0               5               5               5
    -----------     -----------     -----------     -----------     -----------
    $   461,239     $    91,650     $       103     $       117     $     1,050
    -----------     -----------     -----------     -----------     -----------
         74,582           9,438               0               0               0
            219              48               0               0               0
              0               0               0               0               0
              0               0               0               0               0
              0               0               0               0               0
              7               0               0               0               0
             89               0               0               0               0
            916               0               0               0               0
             21              16               5               5               5
    -----------     -----------     -----------     -----------     -----------
    $    75,834     $     9,502     $         5     $         5     $         5
    -----------     -----------     -----------     -----------     -----------
    $   385,405     $    82,148     $        98     $       112     $     1,045
    ===========     ===========     ===========     ===========     ===========
         50,000          50,000               0               0               0
    ===========     ===========     ===========     ===========     ===========
    $       363     $        88     $         0     $         0     $         1
        371,929          82,202             100             112           1,047
          3,138             422               0               0               0
          2,701            (488)              0               0               0
          5,145             (76)             (2)              0              (3)
          2,092               0               0               0               0
             37               0               0               0               0
    -----------     -----------     -----------     -----------     -----------
    $   385,405     $    82,148     $        98     $       112     $     1,045
    ===========     ===========     ===========     ===========     ===========
         36,278           8,812              10              11             106
    ===========     ===========     ===========     ===========     ===========
    $     10.62     $      9.32     $      9.76     $     10.03     $      9.88
    ===========     ===========     ===========     ===========     ===========

STATEMENTS OF OPERATIONS
For the year ended December 31, 2002

                                                                                                                     VAN KAMPEN
                                                                                                  TRANSAMERICA         ACTIVE
               All amounts in thousands                          AEGON             JANUS             MONEY         INTERNATIONAL
               ------------------------                           BOND             GROWTH            MARKET          ALLOCATION
INVESTMENT INCOME:
  Interest............................................        $    15,741       $     2,258       $     9,589       $        97
  Dividends...........................................                  0             5,376                 0             2,667
  Less withholding taxes on foreign dividends.........                  0               (60)                0              (313)
                                                              -----------       -----------       -----------       -----------
    Total investment income...........................             15,741             7,574             9,589             2,451
                                                              -----------       -----------       -----------       -----------
EXPENSES:
  Investment advisory fees............................              1,233            11,381             1,910             1,010
  Transfer agent fees & expenses......................                  6                 6                 6                 4
  Printing and shareholder reports....................                 83               506                56                14
  Custody fees........................................                 55               184                70               200
  Administrative service fees.........................                 34                30                30                34
  Marketing fees paid indirectly......................                  0                 0                 0                 0
  Legal fees..........................................                  8                54                13                 6
  Auditing and accounting fees........................                 11                 9                11                16
  Directors fees......................................                 12                73                20                 6
  Registration fees...................................                  0                 0                 0                 0
  Amortization of organizational costs................                  0                 0                 0                 0
  Other fees..........................................                  7                57                 9                26
                                                              -----------       -----------       -----------       -----------
    Total expenses....................................              1,449            12,300             2,125             1,316
  Less:
    Advisory fee waiver and expense reimbursement.....                  0                 0                 0                 0
    Fees paid indirectly..............................                  0                 0                 0                 0
                                                              -----------       -----------       -----------       -----------
  Net expenses........................................              1,449            12,300             2,125             1,316
                                                              -----------       -----------       -----------       -----------
NET INVESTMENT INCOME (LOSS)..........................             14,292            (4,726)            7,464             1,135
                                                              -----------       -----------       -----------       -----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on:
    Investment securities.............................              1,166          (283,393)                0           (30,068)
    Futures contracts.................................                  0                 0                 0               178
    Written options contracts.........................                  0                 0                 0                 0
    Foreign currency transactions.....................                  0                 0                 0                16
                                                              -----------       -----------       -----------       -----------
      Total net realized gain (loss)..................              1,166          (283,393)                0           (29,874)
                                                              -----------       -----------       -----------       -----------
  Change in unrealized appreciation (depreciation) on:
    Investment securities.............................             10,363          (259,319)                0             9,386
    Futures contracts.................................                  0                 0                 0               (53)
    Written options contracts.........................                  0                 0                 0                 0
    Translation of assets and liabilities denominated
      in foreign currency.............................                  0                 0                 0               128
                                                              -----------       -----------       -----------       -----------
      Total change in unrealized appreciation
        (depreciation)................................             10,363          (259,319)                0             9,461
                                                              -----------       -----------       -----------       -----------
NET GAIN (LOSS) ON INVESTMENT SECURITIES,
  FUTURES/OPTIONS CONTRACTS AND FOREIGN CURRENCY
  TRANSACTIONS........................................             11,529          (542,712)                0           (20,413)
                                                              -----------       -----------       -----------       -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS..........................................        $    25,821       $  (547,438)      $     7,464       $   (19,278)
                                                              ===========       ===========       ===========       ===========



The notes to the financial statements are an integral part of this report.


     VAN KAMPEN      VAN KAMPEN                         LKCM         VAN KAMPEN       DREYFUS         CAPITAL          ALGER
       ASSET           MONEY           JANUS         STRATEGIC        EMERGING       SMALL CAP        GUARDIAN       AGGRESSIVE
     ALLOCATION        MARKET          GLOBAL       TOTAL RETURN       GROWTH          VALUE           VALUE           GROWTH
    $     4,353     $     5,370     $     1,279     $     7,733     $       847     $       206     $       217     $       429
          2,485               0          12,503           4,484           4,379             964           4,997           1,731
            (10)              0            (986)             (5)             (5)             (6)            (35)             (6)
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
          6,828           5,370          12,796          12,212           5,221           1,164           5,179           2,154
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
          1,990           1,484           6,704           3,102           6,781           2,163           2,055           4,208
              4               4               6               6               6               4               4               6
             19              12             342             110             408              28              23             329
             94              32             520              55             127              59              33              79
             52              55              33              30              30              57              48              30
             42               0               0               0               0             842               0               0
              9              15              33              13              36              13              11              25
             15              14              11               9               9              14              13               9
             16              20              45              19              47              17              14              32
              0               0               0               0               0               0               0               0
              0               0               0               0               0               0               0               0
             26              16              37              13              42              19               9              32
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
          2,267           1,652           7,731           3,357           7,486           3,216           2,210           4,750
              0               0               0               0               0               0               0               0
             42               0               0               0               0             842               0               0
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
          2,225           1,652           7,731           3,357           7,486           2,374           2,210           4,750
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
          4,603           3,718           5,065           8,855          (2,265)         (1,210)          2,969          (2,596)
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

        (16,406)              0        (184,421)         (5,778)       (271,665)        (50,174)         (9,539)       (175,452)
           (770)              0               0               0               0               0               0               0
              0               0               0               0               0               0               0               0
              0               0          (4,033)              0               0               0               0               0
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
        (17,176)              0        (188,454)         (5,778)       (271,665)        (50,174)         (9,539)       (175,452)
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
        (35,144)              0         (64,769)        (48,566)        (70,457)        (94,570)        (47,922)        (48,327)
         (1,654)              0               0               0               0               0               0               0
              0               0               0               0               0               0               0               0
              0               0          (8,984)              0               0               0               0               0
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
        (36,798)              0         (73,753)        (48,566)        (70,457)        (94,570)        (47,922)        (48,327)
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
        (53,974)              0        (262,207)        (54,344)       (342,122)       (144,744)        (57,461)       (223,779)
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
    $   (49,371)    $     3,718     $  (257,142)    $   (45,489)    $  (344,387)    $  (145,954)    $   (54,492)    $  (226,375)
    ===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========

For the year ended December 31, 2002

                                                                                TRANSAMERICA
                                                               FEDERATED            U.S.            T. ROWE           T. ROWE
               All amounts in thousands                         GROWTH &         GOVERNMENT          PRICE             PRICE
               ------------------------                          INCOME          SECURITIES      EQUITY INCOME      GROWTH STOCK
INVESTMENT INCOME:
  Interest............................................        $     2,128       $     7,832       $       273       $       112
  Dividends...........................................             15,652                 0             8,885             2,032
  Less withholding taxes on foreign dividends.........               (307)                0               (23)              (25)
                                                              -----------       -----------       -----------       -----------
    Total investment income...........................             17,473             7,832             9,135             2,119
                                                              -----------       -----------       -----------       -----------
EXPENSES:
  Investment advisory fees............................              2,663             1,208             2,837             1,710
  Transfer agent fees & expenses......................                  6                 4                 4                 4
  Printing and shareholder reports....................                 81                11                24                20
  Custody fees........................................                 58                31                46                47
  Administrative service fees.........................                 34                33                54                43
  Marketing fees paid indirectly......................                  0                 0                 1               103
  Legal fees..........................................                 11                 7                13                10
  Auditing and accounting fees........................                 11                11                14                12
  Directors fees......................................                 16                10                20                11
  Registration fees...................................                  0                 0                 0                 0
  Amortization of organizational costs................                  0                 0                 0                 0
  Other fees..........................................                 10                13                12                13
                                                              -----------       -----------       -----------       -----------
    Total expenses....................................              2,890             1,328             3,025             1,973
  Less:
    Advisory fee waiver and expense reimbursement.....                  0                 0                 0                 0
    Fees paid indirectly..............................                  0                 0                 1               103
                                                              -----------       -----------       -----------       -----------
  Net expenses........................................              2,890             1,328             3,024             1,870
                                                              -----------       -----------       -----------       -----------
NET INVESTMENT INCOME (LOSS)..........................             14,583             6,504             6,111               249
                                                              -----------       -----------       -----------       -----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on:
    Investment securities.............................               (301)            1,099             4,659           (19,114)
    Futures contracts.................................                  0              (584)                0                 0
    Written options contracts.........................                  0                 0                 0                 0
    Foreign currency transactions.....................               (122)                0                 0               (86)
                                                              -----------       -----------       -----------       -----------
      Total net realized gain (loss)..................               (423)              515             4,659           (19,200)
                                                              -----------       -----------       -----------       -----------
  Change in unrealized appreciation (depreciation) on:
    Investment securities.............................            (15,521)            5,636           (54,274)          (37,513)
    Futures contracts.................................                  0                 0                 0                 0
    Written options contracts.........................                  0                 0                 0                 0
    Translation of assets and liabilities denominated
      in foreign currency.............................                  2                 0                 0                 4
                                                              -----------       -----------       -----------       -----------
      Total change in unrealized appreciation
        (depreciation)................................            (15,519)            5,636           (54,274)          (37,509)
                                                              -----------       -----------       -----------       -----------
NET GAIN (LOSS) ON INVESTMENT SECURITIES,
  FUTURES/OPTIONS CONTRACTS AND FOREIGN CURRENCY
  TRANSACTIONS........................................            (15,942)            6,151           (49,615)          (56,709)
                                                              -----------       -----------       -----------       -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS..........................................        $    (1,359)      $    12,655       $   (43,504)      $   (56,460)
                                                              ===========       ===========       ===========       ===========



The notes to the financial statements are an integral part of this report.


    TRANSAMERICA      PBHG/NWQ                                        AMERICAN                       J.P. MORGAN        THIRD
       VALUE           VALUE        TRANSAMERICA      JENNISON         CENTURY            GE           ENHANCED         AVENUE
      BALANCED         SELECT          EQUITY          GROWTH       INTERNATIONAL    U.S. EQUITY        INDEX           VALUE
    $     5,057     $       160     $       222     $        42      $        52     $        28     $        52     $       868
          4,361           4,189           1,352             420              984           2,085           2,235           1,861
              0              (4)              0              (1)            (123)             (6)             (2)            (55)
    -----------     -----------     -----------     -----------      -----------     -----------     -----------     -----------
          9,418           4,345           1,574             461              913           2,107           2,285           2,674
    -----------     -----------     -----------     -----------      -----------     -----------     -----------     -----------
          1,924           1,514           2,035             443              523           1,188           1,096           1,581
              6               6               0               4                6               6               3               6
             82              83               0               4               27              53              16              68
             47              29              52              25              339              54              52              40
             34              30              66              22               34              30              35              30
              0               0               0              26                0               0               0               0
              9               6              28               1                2               6               6               7
             12               9              21              10               13               9              12               9
             12               9              10               2                3               7              12               9
              0               0               0               0                0               0               0               0
              0               0               0               0                0               0               2               0
              9               6               7               5                2               6               4               6
    -----------     -----------     -----------     -----------      -----------     -----------     -----------     -----------
          2,135           1,692           2,219             542              949           1,359           1,238           1,756
              0               0               0               0              158               0               0               0
              0               0               0              26                0               0               0               0
    -----------     -----------     -----------     -----------      -----------     -----------     -----------     -----------
          2,135           1,692           2,219             516              791           1,359           1,238           1,756
    -----------     -----------     -----------     -----------      -----------     -----------     -----------     -----------
          7,283           2,653            (645)            (55)             122             748           1,047             918
    -----------     -----------     -----------     -----------      -----------     -----------     -----------     -----------

        (32,147)        (10,728)        (21,383)        (10,063)          (9,552)        (14,319)        (22,731)            459
              0               0               0               0                0             216            (415)              0
          5,287               0               0               7                0               0               0               0
              0               0               0               0             (165)              0               0             (10)
    -----------     -----------     -----------     -----------      -----------     -----------     -----------     -----------
        (26,860)        (10,728)        (21,383)        (10,056)          (9,717)        (14,103)        (23,146)            449
    -----------     -----------     -----------     -----------      -----------     -----------     -----------     -----------
        (17,191)        (19,339)        (40,391)         (6,146)            (841)        (21,563)        (19,183)        (27,072)
              0               0               0               0                0              (2)            (23)              0
         (1,442)              0               0               0                0               0               0               0
              0               0               0               0              (12)              0               0               1
    -----------     -----------     -----------     -----------      -----------     -----------     -----------     -----------
        (18,633)        (19,339)        (40,391)         (6,146)            (853)        (21,565)        (19,206)        (27,071)
    -----------     -----------     -----------     -----------      -----------     -----------     -----------     -----------
        (45,493)        (30,067)        (61,774)        (16,202)         (10,570)        (35,668)        (42,352)        (26,622)
    -----------     -----------     -----------     -----------      -----------     -----------     -----------     -----------
    $   (38,210)    $   (27,414)    $   (62,419)    $   (16,257)     $   (10,448)    $   (34,920)    $   (41,305)    $   (25,704)
    ===========     ===========     ===========     ===========      ===========     ===========     ===========     ===========

For the year ended December 31, 2002

                                                                CAPITAL           CLARION
               All amounts in thousands                         GUARDIAN        REAL ESTATE           MFS              JANUS
               ------------------------                          GLOBAL          SECURITIES        HIGH YIELD        GROWTH II
INVESTMENT INCOME:
  Interest............................................        $       104       $        55       $     6,910       $       368
  Dividends...........................................                963             5,960                 6             1,199
  Less withholding taxes on foreign dividends.........                (64)                0                 0               (14)
                                                              -----------       -----------       -----------       -----------
    Total investment income...........................              1,003             6,015             6,916             1,553
                                                              -----------       -----------       -----------       -----------
EXPENSES:
  Investment advisory fees............................                721               730               691             2,521
  Transfer agent fees & expenses......................                  4                 6                 4                 2
  Printing and shareholder reports....................                  5                39                 5                27
  Custody fees........................................                 90                35                37                38
  Administrative service fees.........................                 35                30                36                43
  Marketing fees paid indirectly......................                  0                 0                 0               137
  Legal fees..........................................                  2                 3                 2                15
  Auditing and accounting fees........................                 11                 9                11                15
  Directors fees......................................                  4                 4                 4                20
  Registration fees...................................                  0                 0                 0                 0
  Amortization of organizational costs................                  6                 0                 4                 0
  Other fees..........................................                  9                43                12                43
                                                              -----------       -----------       -----------       -----------
    Total expenses....................................                887               899               806             2,861
  Less:
    Advisory fee waiver and expense reimbursement.....                  0                 0                 0                 0
    Fees paid indirectly..............................                  0                 0                 0               137
                                                              -----------       -----------       -----------       -----------
  Net expenses........................................                887               899               806             2,724
                                                              -----------       -----------       -----------       -----------
NET INVESTMENT INCOME (LOSS)..........................                116             5,116             6,110            (1,171)
                                                              -----------       -----------       -----------       -----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on:
    Investment securities.............................             (5,888)           (3,169)           (3,276)         (114,116)
    Futures contracts.................................                  0                 0                 0                 0
    Written options contracts.........................                  0                 0                 0                 0
    Foreign currency transactions.....................                231                 0               (15)                0
                                                              -----------       -----------       -----------       -----------
      Total net realized gain (loss)..................             (5,657)           (3,169)           (3,291)         (114,116)
                                                              -----------       -----------       -----------       -----------
  Change in unrealized appreciation (depreciation) on:
    Investment securities.............................             (5,710)           (2,314)            2,018            (9,736)
    Futures contracts.................................                  0                 0                 0                 0
    Written options contracts.........................                  0                 0                 0                 0
    Translation of assets and liabilities denominated
      in foreign currency.............................                157                 0                (8)                0
                                                              -----------       -----------       -----------       -----------
      Total change in unrealized appreciation
        (depreciation)................................             (5,553)           (2,314)            2,010            (9,736)
                                                              -----------       -----------       -----------       -----------
NET GAIN (LOSS) ON INVESTMENT SECURITIES,
  FUTURES/OPTIONS CONTRACTS AND FOREIGN CURRENCY
  TRANSACTIONS........................................            (11,210)           (5,483)           (1,281)         (123,852)
                                                              -----------       -----------       -----------       -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS..........................................        $   (11,094)      $      (367)      $     4,829       $  (125,023)
                                                              ===========       ===========       ===========       ===========



The notes to the financial statements are an integral part of this report.

                                                                                      T. ROWE
                                                        PBHG                           PRICE          T. ROWE          GREAT
      DREYFUS         MARSICO          MUNDER         MID CAP         SALOMON         DIVIDEND         PRICE        COMPANIES -
      MID CAP          GROWTH          NET50           GROWTH         ALL CAP          GROWTH        SMALL CAP      AMERICA(SM)
    $        35     $        25     $         4     $       144     $     1,488     $        26     $        58     $       106
            538             460               3             110           3,059           1,087             111           2,508
             (1)             (2)              0               0             (40)             (6)              0               0
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
            572             483               7             254           4,507           1,107             169           2,614
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
            432             436              78           1,024           2,565             505             593           1,475
              6               6               6               6               6               6               6               6
             20              16               7              82              76              16              29              47
             74              27              20              37              60              29              49              27
             30              30              31              30              34              30              30              30
              0               0               0               0               0               0               0               0
              2               2               0               6              10               2               3               7
              9               9               9               9              11               9               9              11
              2               2               1               7              14               3               4               8
              0               0               0               0               0               0               0               0
              0               0               0               0               0               0               0               0
              2               2               1               7              18               2              35               6
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
            577             530             153           1,208           2,794             602             758           1,617
             69              32              66              57               0              41               0               0
              0               0               0               0               0               0               0               0
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
            508             498              87           1,151           2,794             561             758           1,617
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
             64             (15)            (80)           (897)          1,713             546            (589)            997
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

         (5,759)        (14,886)         (2,811)        (33,553)        (39,017)         (2,144)         (9,303)        (16,136)
              0               0               0               0               0               0            (106)              0
              0               0               0               0               0               0               0               0
              0               3               0               0               0              (1)              0               0
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
         (5,759)        (14,883)         (2,811)        (33,553)        (39,017)         (2,145)         (9,409)        (16,136)
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
         (4,448)         (2,568)         (2,243)         (5,780)        (55,709)        (11,151)        (14,077)        (27,597)
              0               0               0               0               0               0             (12)              0
              0               0               0               0               0               0               0               0
              0               0               0               0               0               0               0               0
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
         (4,448)         (2,568)         (2,243)         (5,780)        (55,709)        (11,151)        (14,089)        (27,597)
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
        (10,207)        (17,451)         (5,054)        (39,333)        (94,726)        (13,296)        (23,498)        (43,733)
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
    $   (10,143)    $   (17,466)    $    (5,134)    $   (40,230)    $   (93,013)    $   (12,750)    $   (24,087)    $   (42,736)
    ===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========

For the year ended December 31, 2002

                                                                 GREAT           VALUE LINE         GABELLI            GREAT
               All amounts in thousands                       COMPANIES -        AGGRESSIVE          GLOBAL         COMPANIES -
               ------------------------                      TECHNOLOGY(SM)        GROWTH            GROWTH          GLOBAL(2)
INVESTMENT INCOME:
  Interest............................................        $        21       $         4       $       311       $        16
  Dividends...........................................                 69                48               632               270
  Less withholding taxes on foreign dividends.........                  0                 0               (46)              (21)
                                                              -----------       -----------       -----------       -----------
    Total investment income...........................                 90                52               897               265
                                                              -----------       -----------       -----------       -----------
EXPENSES:
  Investment advisory fees............................                344                57               838               171
  Transfer agent fees & expenses......................                  6                 6                 6                 6
  Printing and shareholder reports....................                 18                 7                40                13
  Custody fees........................................                 19                15                66                23
  Administrative service fees.........................                 30                30                30                30
  Marketing fees paid indirectly......................                  0                 0                 0                 0
  Legal fees..........................................                  2                 0                 3                 1
  Auditing and accounting fees........................                  9                 9                 9                 9
  Directors fees......................................                  2                 0                 4                 1
  Registration fees...................................                  0                 0                 0                 0
  Amortization of organizational costs................                  0                 0                 0                 0
  Other fees..........................................                  2                 0                 3                 1
                                                              -----------       -----------       -----------       -----------
    Total expenses....................................                432               124               999               255
  Less:
    Advisory fee waiver and expense reimbursement.....                  3                55                 0                42
    Fees paid indirectly..............................                  0                 0                 0                 0
                                                              -----------       -----------       -----------       -----------
  Net expenses........................................                429                69               999               213
                                                              -----------       -----------       -----------       -----------
NET INVESTMENT INCOME (LOSS)..........................               (339)              (17)             (102)               52
                                                              -----------       -----------       -----------       -----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on:
    Investment securities.............................            (17,165)           (1,105)           (8,091)           (1,375)
    Futures contracts.................................                  0                 0                 0                 0
    Written options contracts.........................                  0                 0                 0                 0
    Foreign currency transactions.....................                  0                 0               (12)                0
                                                              -----------       -----------       -----------       -----------
      Total net realized gain (loss)..................            (17,165)           (1,105)           (8,103)           (1,375)
                                                              -----------       -----------       -----------       -----------
  Change in unrealized appreciation (depreciation) on:
    Investment securities.............................             (3,017)             (715)           (6,121)           (3,970)
    Futures contracts.................................                  0                 0                 0                 0
    Written options contracts.........................                  0                 0                 0                 0
    Translation of assets and liabilities denominated
      in foreign currency.............................                  0                 0                11                 0
                                                              -----------       -----------       -----------       -----------
      Total change in unrealized appreciation
        (depreciation)................................             (3,017)             (715)           (6,110)           (3,970)
                                                              -----------       -----------       -----------       -----------
NET GAIN (LOSS) ON INVESTMENT SECURITIES,
  FUTURES/OPTIONS CONTRACTS AND FOREIGN CURRENCY
  TRANSACTIONS........................................            (20,182)           (1,820)          (14,213)           (5,345)
                                                              -----------       -----------       -----------       -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS..........................................        $   (20,521)      $    (1,837)      $   (14,315)      $    (5,293)
                                                              ===========       ===========       ===========       ===========



The notes to the financial statements are an integral part of this report.

                                 AMERICAN
  CAPITAL           LKCM          CENTURY       TRANSAMERICA       BLACKROCK        BLACKROCK     BLACKROCK         AGGRESSIVE
  GUARDIAN        CAPITAL        INCOME &          GROWTH        GLOBAL SCIENCE     LARGE CAP      MID CAP             ASSET
U.S. EQUITY        GROWTH         GROWTH        OPPORTUNITIES     & TECHNOLOGY        VALUE         GROWTH       ALLOCATION(1)(1B)
 $      146       $       2      $       5        $      52         $     3          $     0        $     4          $       0
        908              17            423              146               1               14              7                610
        (10)              0             (1)               0               0                0              0                  0
 ----------       ---------      ---------        ---------         -------          -------        -------          ---------
      1,044              19            427              198               4               14             11                610
 ----------       ---------      ---------        ---------         -------          -------        -------          ---------
        630              45            179              268              12                7             19                 37
          4               6              6                6               6                6              6                  4
          9               4              3                3               1                1              1                  2
         27              19             77               22              32               24             30                  4
         32              31             30               41              30               29             29                 18
          0               0              0                0               0                0              0                  0
          3               0              0                1               0                0              0                  1
         10               9              9               10               9                9              9                  9
          4               0              1                1               0                0              0                  2
          0               0              0                0               0                0              0                  0
          0               0              0                0               0                0              0                  0
          6               0              0                0               0                0              0                  0
 ----------       ---------      ---------        ---------         -------          -------        -------          ---------
        725             114            305              352              90               76             94                 77
          0              58             28                0              71               65             64                  0
          0               0              0                0               0                0              0                  0
 ----------       ---------      ---------        ---------         -------          -------        -------          ---------
        725              56            277              352              19               11             30                 77
 ----------       ---------      ---------        ---------         -------          -------        -------          ---------
        319             (37)           150             (154)            (15)               3            (19)               533
 ----------       ---------      ---------        ---------         -------          -------        -------          ---------

     (4,397)         (4,679)        (2,328)          (1,768)           (224)            (192)          (339)              (626)
          0               0             51                0               0                0              0                  0
          0               0              0                0               0                0              0                  0
          0               0              0                0              (1)               0              0                  0
 ----------       ---------      ---------        ---------         -------          -------        -------          ---------
     (4,397)         (4,679)        (2,277)          (1,768)           (225)            (192)          (339)              (626)
 ----------       ---------      ---------        ---------         -------          -------        -------          ---------
    (13,815)           (186)        (2,420)          (3,105)           (323)             (60)          (109)            (2,152)
          0               0            (12)               0               0                0              0                  0
          0               0              0                0               0                0              0                  0
          0               0              0                0               0                0              0                  0
 ----------       ---------      ---------        ---------         -------          -------        -------          ---------
    (13,815)           (186)        (2,432)          (3,105)           (323)             (60)          (109)            (2,152)
 ----------       ---------      ---------        ---------         -------          -------        -------          ---------
    (18,212)         (4,865)        (4,709)          (4,873)           (548)            (252)          (448)            (2,778)
 ----------       ---------      ---------        ---------         -------          -------        -------          ---------
 $  (17,893)      $  (4,902)     $  (4,559)       $  (5,027)        $  (563)         $  (249)       $  (467)         $  (2,245)
 ==========       =========      =========        =========         =======          =======        =======          =========

For the year ended December 31, 2002

                                                                                                                   MODERATELY
                                                      CONSERVATIVE                             MODERATE            AGGRESSIVE
          All amounts in thousands                        ASSET              JANUS               ASSET                ASSET
          ------------------------                  ALLOCATION(1)(1B)     BALANCED(1)      ALLOCATION(1)(1B)    ALLOCATION(1)(1B)
INVESTMENT INCOME:
  Interest...................................          $         0        $       179         $         0          $         0
  Dividends..................................                  554                 66               1,075                1,334
  Less withholding taxes on foreign
    dividends................................                    0                 (1)                  0                    0
                                                       -----------        -----------         -----------          -----------
    Total investment income..................                  554                244               1,075                1,334
                                                       -----------        -----------         -----------          -----------
EXPENSES:
  Investment advisory fees...................                   43                 88                  91                   89
  Transfer agent fees & expenses.............                    4                  4                   4                    4
  Printing and shareholder reports...........                    2                  6                   2                    2
  Custody fees...............................                    5                 25                   8                    8
  Administrative service fees................                   18                 21                  18                   18
  Marketing fees paid indirectly.............                    0                  0                   0                    0
  Legal fees.................................                    1                  0                   2                    2
  Auditing and accounting fees...............                    9                 11                   9                    9
  Directors fees.............................                    2                  1                   5                    5
  Registration fees..........................                    0                  0                   0                    0
  Amortization of organizational costs.......                    0                  0                   0                    0
  Other fees.................................                    1                  0                   1                    1
                                                       -----------        -----------         -----------          -----------
    Total expenses...........................                   85                156                 140                  138
  Less:
    Advisory fee waiver and expense
      reimbursement..........................                    0                 19                   0                    0
    Fees paid indirectly.....................                    0                  0                   0                    0
                                                       -----------        -----------         -----------          -----------
  Net expenses...............................                   85                137                 140                  138
                                                       -----------        -----------         -----------          -----------
NET INVESTMENT INCOME (LOSS).................                  469                107                 935                1,196
                                                       -----------        -----------         -----------          -----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on:
    Investment securities....................                 (881)              (462)             (1,258)              (1,534)
    Futures contracts........................                    0                  0                   0                    0
    Written options contracts................                    0                  0                   0                    0
    Foreign currency transactions............                    0                  0                   0                    0
                                                       -----------        -----------         -----------          -----------
      Total net realized gain (loss).........                 (881)              (462)             (1,258)              (1,534)
                                                       -----------        -----------         -----------          -----------
  Change in unrealized appreciation
    (depreciation) on:
    Investment securities....................                1,057                (60)             (1,644)              (2,579)
    Futures contracts........................                    0                  0                   0                    0
    Written options contracts................                    0                  0                   0                    0
    Translation of assets and liabilities
      denominated in foreign currency........                    0                  0                   0                    0
                                                       -----------        -----------         -----------          -----------
      Total change in unrealized appreciation
        (depreciation).......................                1,057                (60)             (1,644)              (2,579)
                                                       -----------        -----------         -----------          -----------
NET GAIN (LOSS) ON INVESTMENT SECURITIES,
  FUTURES/OPTIONS CONTRACTS AND FOREIGN
  CURRENCY TRANSACTIONS......................                  176               (522)             (2,902)              (4,113)
                                                       -----------        -----------         -----------          -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..................          $       645        $      (415)        $    (1,967)         $    (2,917)
                                                       ===========        ===========         ===========          ===========



The notes to the financial statements are an integral part of this report.


                       TRANSAMERICA                                           SELECT+
         PIMCO          CONVERTIBLE        SELECT+           SELECT+          GROWTH &
    TOTAL RETURN(1)    SECURITIES(1)    AGGRESSIVE(1)    CONSERVATIVE(1)     INCOME(1)
      $     3,986       $       321      $         0       $         0      $         0
                0               268                0                 0                0
                0                 0                0                 0                0
      -----------       -----------      -----------       -----------      -----------
            3,986               589                0                 0                0
      -----------       -----------      -----------       -----------      -----------
              766               124                0                 0                0
                4                 4                1                 1                1
                6                 5                1                 1                1
               36                 6                0                 0                0
               21                18                1                 1                1
                0                 0                0                 0                0
                3                 0                0                 0                0
               11                 9                2                 2                2
                6                 1                0                 0                0
                0                 0                0                 0                0
                0                 0                0                 0                0
                1                 0                0                 0                0
      -----------       -----------      -----------       -----------      -----------
              854               167                5                 5                5
                0                 0                5                 5                5
                0                 0                0                 0                0
      -----------       -----------      -----------       -----------      -----------
              854               167                0                 0                0
      -----------       -----------      -----------       -----------      -----------
            3,132               422                0                 0                0
      -----------       -----------      -----------       -----------      -----------

            2,270              (488)               0                 0                0
              394                 0                0                 0                0
               37                 0                0                 0                0
                6                 0                0                 0                0
      -----------       -----------      -----------       -----------      -----------
            2,707              (488)               0                 0                0
      -----------       -----------      -----------       -----------      -----------
            5,126               (76)              (2)                0               (3)
            2,092                 0                0                 0                0
               19                 0                0                 0                0
               37                 0                0                 0                0
      -----------       -----------      -----------       -----------      -----------
            7,274               (76)              (2)                0               (3)
      -----------       -----------      -----------       -----------      -----------
            9,981              (564)              (2)                0               (3)
      -----------       -----------      -----------       -----------      -----------
      $    13,113       $      (142)     $        (2)      $         0      $        (3)
      ===========       ===========      ===========       ===========      ===========

STATEMENTS OF CHANGES IN NET ASSETS
For the year ended

                All amounts in thousands                                  AEGON                               JANUS
                ------------------------                                   BOND                               GROWTH
                                                              DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                  2002              2001              2002              2001
OPERATIONS:
  Net investment income (loss)...........................     $    14,292       $    10,650       $    (4,726)      $    (7,269)
  Net realized gain (loss) on investment securities,
    futures/options contracts and foreign currency
    transactions.........................................           1,166               584          (283,393)         (543,196)
  Net unrealized appreciation (depreciation) on
    investment securities, futures/options contracts and
    foreign currency translation.........................          10,363             1,981          (259,319)         (279,378)
                                                              -----------       -----------       -----------       -----------
  Net increase (decrease) in net assets resulting from
    operations...........................................          25,821            13,215          (547,438)         (829,843)
                                                              -----------       -----------       -----------       -----------

DISTRIBUTION TO SHAREHOLDERS:
  Net investment income..................................         (10,650)           (1,231)                0                 0
  Net realized gains.....................................               0                 0                 0           (77,572)
                                                              -----------       -----------       -----------       -----------
    Total distributions..................................         (10,650)           (1,231)                0           (77,572)
                                                              -----------       -----------       -----------       -----------

CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sales of shares......................         131,358           153,961            91,681           272,654
  Dividends and distributions reinvested.................          10,650             1,231                 0            77,572
  Cost of shares redeemed................................         (81,385)          (53,263)         (327,289)         (507,312)
                                                              -----------       -----------       -----------       -----------
    Increase (decrease) in net assets from capital share
      transactions.......................................          60,623           101,929          (235,608)         (157,086)
                                                              -----------       -----------       -----------       -----------
  Net increase (decrease) in net assets..................          75,794           113,913          (783,046)       (1,064,501)

NET ASSETS:
  Beginning of year......................................         255,940           142,027         1,892,586         2,957,087
                                                              -----------       -----------       -----------       -----------
  End of year............................................     $   331,734       $   255,940       $ 1,109,540       $ 1,892,586
                                                              ===========       ===========       ===========       ===========
  Undistributed net investment income....................     $    14,291       $    10,649       $         0       $         0
                                                              ===========       ===========       ===========       ===========

SHARE ACTIVITY:
  Shares outstanding -- beginning of year................          21,408            12,749            57,958            62,472
                                                              -----------       -----------       -----------       -----------
  Shares issued..........................................          10,563            13,108             3,446             7,233
  Shares issued on fund acquisition(5)...................               0                 0                 0                 0
  Shares issued-reinvestment of dividends and
    distributions........................................             872               105                 0             2,385
  Shares redeemed........................................          (6,685)           (4,554)          (12,900)          (14,132)
                                                              -----------       -----------       -----------       -----------
  Increase (decrease) in shares outstanding..............           4,750             8,659            (9,454)           (4,514)
                                                              -----------       -----------       -----------       -----------
  Shares outstanding -- end of year                                26,158            21,408            48,504            57,958
                                                              ===========       ===========       ===========       ===========



The notes to the financial statements are an integral part of this report.

        TRANSAMERICA                       VAN KAMPEN                        VAN KAMPEN                      VAN KAMPEN
        MONEY MARKET            ACTIVE INTERNATIONAL ALLOCATION           ASSET ALLOCATION                  MONEY MARKET
DECEMBER 31,    DECEMBER 31,     DECEMBER 31,      DECEMBER 31,     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
    2002            2001             2002              2001             2002            2001            2002            2001
$     7,464     $    15,641       $     1,135       $       415     $     4,603     $     5,892     $     3,718     $     7,463
          0               0           (29,874)          (11,538)        (17,176)        (11,585)              0              25
          0               0             9,461           (27,785)        (36,798)        (19,048)              0               0
-----------     -----------       -----------       -----------     -----------     -----------     -----------     -----------
      7,464          15,641           (19,278)          (38,908)        (49,371)        (24,741)          3,718           7,488
-----------     -----------       -----------       -----------     -----------     -----------     -----------     -----------

     (7,464)        (15,641)             (218)                0          (5,872)         (6,101)         (3,718)         (7,463)
          0               0                 0           (33,966)              0         (34,641)            (25)             (1)
-----------     -----------       -----------       -----------     -----------     -----------     -----------     -----------
     (7,464)        (15,641)             (218)          (33,966)         (5,872)        (40,742)         (3,743)         (7,464)
-----------     -----------       -----------       -----------     -----------     -----------     -----------     -----------

    982,281       1,336,411           201,897           301,218          38,284          31,877         537,684         743,222
      7,464          15,641               218            33,966           5,872          40,742           3,743           7,478
   (872,995)     (1,204,686)         (205,549)         (324,988)        (36,649)        (68,378)       (533,346)       (551,288)
-----------     -----------       -----------       -----------     -----------     -----------     -----------     -----------
    116,750         147,366            (3,434)           10,196           7,507           4,241           8,081         199,412
-----------     -----------       -----------       -----------     -----------     -----------     -----------     -----------
    116,750         147,366           (22,930)          (62,678)        (47,736)        (61,242)          8,056         199,436

    467,311         319,945           123,986           186,664         291,091         352,333         324,065         124,629
-----------     -----------       -----------       -----------     -----------     -----------     -----------     -----------
$   584,061     $   467,311       $   101,056       $   123,986     $   243,355     $   291,091     $   332,121     $   324,065
===========     ===========       ===========       ===========     ===========     ===========     ===========     ===========
$         0     $         0       $     1,101       $       187     $     4,602     $     5,894     $         0     $         0
===========     ===========       ===========       ===========     ===========     ===========     ===========     ===========

    467,311         319,945            13,539            12,301          18,503          18,098         324,040         124,628
-----------     -----------       -----------       -----------     -----------     -----------     -----------     -----------
    956,417       1,336,411            23,402            27,337           2,665           1,965         537,684         743,222
     25,864               0                 0                 0               0               0               0               0
      7,464          15,641                27             3,171             447           2,501           3,743           7,478
   (872,995)     (1,204,686)          (23,652)          (29,270)         (2,683)         (4,061)       (533,346)       (551,288)
-----------     -----------       -----------       -----------     -----------     -----------     -----------     -----------
    116,750         147,366              (223)            1,238             429             405           8,081         199,412
-----------     -----------       -----------       -----------     -----------     -----------     -----------     -----------
    584,061         467,311            13,316            13,539          18,932          18,503         332,121         324,040
===========     ===========       ===========       ===========     ===========     ===========     ===========     ===========

For the year ended

                All amounts in thousands                                  JANUS                           LKCM STRATEGIC
                ------------------------                                  GLOBAL                           TOTAL RETURN
                                                              DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                  2002              2001              2002              2001
OPERATIONS:
  Net investment income (loss)...........................     $     5,065       $     6,540       $     8,855       $    11,613
  Net realized gain (loss) on investment securities,
    futures/options contracts and foreign currency
    transactions.........................................        (188,454)         (174,603)           (5,778)           (2,196)
  Net unrealized appreciation (depreciation) on
    investment securities, futures/options contracts and
    foreign currency translation.........................         (73,753)         (207,604)          (48,566)          (24,183)
                                                              -----------       -----------       -----------       -----------
  Net increase (decrease) in net assets resulting from
    operations...........................................        (257,142)         (375,667)          (45,489)          (14,766)
                                                              -----------       -----------       -----------       -----------

DISTRIBUTION TO SHAREHOLDERS:
  Net investment income..................................         (21,431)          (11,497)          (11,352)           (2,204)
  Net realized gains.....................................               0               (75)                0            (2,576)
                                                              -----------       -----------       -----------       -----------
    Total distributions..................................         (21,431)          (11,572)          (11,352)           (4,780)
                                                              -----------       -----------       -----------       -----------

CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sales of shares......................         196,686           247,217            24,717            33,467
  Dividends and distributions reinvested.................          21,431            11,572            11,352             4,780
  Cost of shares redeemed................................        (386,379)         (506,931)         (105,015)         (126,048)
                                                              -----------       -----------       -----------       -----------
    Increase (decrease) in net assets from capital share
      transactions.......................................        (168,262)         (248,142)          (68,946)          (87,801)
                                                              -----------       -----------       -----------       -----------
  Net increase (decrease) in net assets..................        (446,835)         (635,381)         (125,787)         (107,347)

NET ASSETS:
  Beginning of year......................................       1,082,192         1,717,573           451,577           558,924
                                                              -----------       -----------       -----------       -----------
  End of year............................................     $   635,357       $ 1,082,192       $   325,790       $   451,577
                                                              ===========       ===========       ===========       ===========
  Undistributed net investment income....................     $       549       $    18,591       $     9,790       $    12,364
                                                              ===========       ===========       ===========       ===========

SHARE ACTIVITY:
  Shares outstanding -- beginning of year................          59,087            71,656            31,299            37,506
                                                              -----------       -----------       -----------       -----------
  Shares issued..........................................          12,628            12,283             1,792             2,312
  Shares issued on fund acquisition(5)...................               0                 0                 0                 0
  Shares issued-reinvestment of dividends and
    distributions........................................           1,498               603               884               334
  Shares redeemed........................................         (24,921)          (25,455)           (7,904)           (8,853)
                                                              -----------       -----------       -----------       -----------
  Increase (decrease) in shares outstanding..............         (10,795)          (12,569)           (5,228)           (6,207)
                                                              -----------       -----------       -----------       -----------
  Shares outstanding -- end of year......................          48,292            59,087            26,071            31,299
                                                              ===========       ===========       ===========       ===========



The notes to the financial statements are an integral part of this report.

         VAN KAMPEN                    DREYFUS SMALL                      CAPITAL                     ALGER AGGRESSIVE
      EMERGING GROWTH                    CAP VALUE                     GUARDIAN VALUE                      GROWTH
DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
    2002            2001            2002            2001            2002            2001            2002            2001
$    (2,265)    $       749     $    (1,210)    $      (614)    $     2,969     $     1,914     $    (2,596)    $    (1,139)
   (271,665)       (478,041)        (50,174)         39,314          (9,539)          8,273        (175,452)       (199,977)
    (70,457)       (119,167)        (94,570)         26,837         (47,922)          2,805         (48,327)         47,696
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
   (344,387)       (596,459)       (145,954)         65,537         (54,492)         12,992        (226,375)       (153,420)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

       (748)           (984)              0               0          (1,817)         (1,402)              0               0
          0         (20,926)        (43,563)        (61,531)         (8,514)        (12,979)              0             (79)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
       (748)        (21,910)        (43,563)        (61,531)        (10,331)        (14,381)              0             (79)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

    141,441         450,962         120,226         136,564         135,457          46,193          90,105         112,309
        748          21,910          43,563          61,531          10,331          14,381               0              79
   (222,304)       (617,674)        (63,598)       (101,502)        (11,877)        (23,902)       (142,784)       (184,230)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
    (80,115)       (144,802)        100,191          96,593         133,911          36,672         (52,679)        (71,842)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
   (425,250)       (763,171)        (89,326)        100,599          69,088          35,283        (279,054)       (225,341)

  1,077,677       1,840,848         313,685         213,086         217,637         182,354         682,355         907,696
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
$   652,427     $ 1,077,677     $   224,359     $   313,685     $   286,725     $   217,637     $   403,301     $   682,355
===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========
$         0     $       748     $         0     $         0     $     2,722     $     1,820     $         0     $         0
===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========

     55,431          62,072          19,952          13,643          12,542          10,375          41,763          46,418
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
      8,856          18,762           9,134           8,916           9,322           2,717           7,052           6,721
          0               0               0               0               0               0               0               0
         52           1,063           5,968           3,796             763             837               0               5
    (14,158)        (26,466)         (5,649)         (6,403)           (826)         (1,387)        (11,179)        (11,381)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
     (5,250)         (6,641)          9,453           6,309           9,259           2,167          (4,127)         (4,655)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
     50,181          55,431          29,405          19,952          21,801          12,542          37,636          41,763
===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========

For the year ended

                All amounts in thousands                                FEDERATED                       TRANSAMERICA U.S.
                ------------------------                             GROWTH & INCOME                  GOVERNMENT SECURITIES
                                                              DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                  2002              2001              2002              2001
OPERATIONS:
  Net investment income (loss)...........................     $    14,583       $     8,950       $     6,504       $     4,279
  Net realized gain (loss) on investment securities,
    futures/options contracts and foreign currency
    transactions.........................................            (423)           16,663               515              (523)
  Net unrealized appreciation (depreciation) on
    investment securities, futures/options contracts and
    foreign currency translation.........................         (15,519)            1,366             5,636               313
                                                              -----------       -----------       -----------       -----------
  Net increase (decrease) in net assets resulting from
    operations...........................................          (1,359)           26,979            12,655             4,069
                                                              -----------       -----------       -----------       -----------

DISTRIBUTION TO SHAREHOLDERS:
  Net investment income..................................          (8,287)           (3,798)           (4,291)           (4,068)
  Net realized gains.....................................         (17,264)              (71)                0                 0
                                                              -----------       -----------       -----------       -----------
    Total distributions..................................         (25,551)           (3,869)           (4,291)           (4,068)
                                                              -----------       -----------       -----------       -----------

CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sales of shares......................         170,128           175,564           189,400            58,460
  Dividends and distributions reinvested.................          25,551             3,869             4,291             4,068
  Cost of shares redeemed................................         (61,592)          (43,486)          (38,361)          (16,836)
                                                              -----------       -----------       -----------       -----------
    Increase (decrease) in net assets from capital share
      transactions.......................................         134,087           135,947           155,330            45,692
                                                              -----------       -----------       -----------       -----------
  Net increase (decrease) in net assets..................         107,177           159,057           163,694            45,693

NET ASSETS:
  Beginning of year......................................         281,943           122,886           120,875            75,182
                                                              -----------       -----------       -----------       -----------
  End of year............................................     $   389,120       $   281,943       $   284,569       $   120,875
                                                              ===========       ===========       ===========       ===========
  Undistributed net investment income....................     $    13,493       $    21,758       $     6,504       $     4,291
                                                              ===========       ===========       ===========       ===========

SHARE ACTIVITY:
  Shares outstanding -- beginning of year................          18,453             9,150            10,167             6,329
                                                              -----------       -----------       -----------       -----------
  Shares issued..........................................          11,037            12,103            15,767             4,896
  Shares issued on fund acquisition(5)...................               0                 0                 0                 0
  Shares issued-reinvestment of dividends and
    distributions........................................           1,786               260               363               352
  Shares redeemed........................................          (4,151)           (3,060)           (3,207)           (1,410)
                                                              -----------       -----------       -----------       -----------
  Increase (decrease) in shares outstanding..............           8,672             9,303            12,923             3,838
                                                              -----------       -----------       -----------       -----------
  Shares outstanding -- end of year......................          27,125            18,453            23,090            10,167
                                                              ===========       ===========       ===========       ===========



The notes to the financial statements are an integral part of this report.

       T. ROWE PRICE                   T. ROWE PRICE                    TRANSAMERICA                      PBHG/NWQ
       EQUITY INCOME                    GROWTH STOCK                   VALUE BALANCED                   VALUE SELECT
DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
    2002            2001            2002            2001            2002            2001            2002            2001
$     6,111     $     3,945     $       249     $       253     $     7,283     $     6,470     $     2,653     $     1,667
      4,659           6,611         (19,200)        (19,201)        (26,860)         11,294         (10,728)          4,152
    (54,274)         (4,645)        (37,509)         (8,918)        (18,633)        (14,610)        (19,339)         (9,290)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
    (43,504)          5,911         (56,460)        (27,866)        (38,210)          3,154         (27,414)         (3,471)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

     (3,890)         (4,711)           (101)              0          (6,370)         (3,470)         (1,667)           (225)
     (6,745)        (20,939)              0         (37,148)        (10,909)            (16)         (5,140)            (14)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
    (10,635)        (25,650)           (101)        (37,148)        (17,279)         (3,486)         (6,807)           (239)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

    289,505          57,090          72,688          28,329         126,608          60,227         153,715          64,365
     10,635          25,650             101          37,148          17,279           3,486           6,807             239
    (15,217)        (30,924)        (23,067)        (40,695)        (76,294)        (43,701)        (49,832)        (40,029)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
    284,923          51,816          49,722          24,782          67,593          20,012         110,690          24,575
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
    230,784          32,077          (6,839)        (40,232)         12,104          19,680          76,469          20,865

    289,420         257,343         229,751         269,983         235,355         215,675         165,683         144,818
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
$   520,204     $   289,420     $   222,912     $   229,751     $   247,459     $   235,355     $   242,152     $   165,683
===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========
$     6,221     $     3,890     $       151     $       127     $     7,275     $     9,188     $     2,654     $     4,104
===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========

     15,996          13,182          11,746          10,538          17,715          16,354          11,762          10,077
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
     18,292           3,118           4,449           1,370           2,481           4,458          12,332           4,518
          0               0               0               0           8,088               0               0               0
        680           1,374               6           1,785           1,681             257             568              16
       (944)         (1,678)         (1,426)         (1,947)         (6,751)         (3,354)         (3,841)         (2,849)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
     18,028           2,814           3,029           1,208           5,499           1,361           9,059           1,685
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
     34,024          15,996          14,775          11,746          23,214          17,715          20,821          11,762
===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========

For the year ended

                All amounts in thousands                               TRANSAMERICA                          JENNISON
                ------------------------                                  EQUITY                              GROWTH
                                                              DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                  2002              2001              2002              2001
  OPERATIONS:
  Net investment income (loss)...........................     $      (645)      $      (913)      $       (55)      $       (42)
  Net realized gain (loss) on investment securities,
    futures/options contracts and foreign currency
    transactions.........................................         (21,383)          (20,906)          (10,056)           (9,334)
  Net unrealized appreciation (depreciation) on
    investment securities, futures/options contracts and
    foreign currency translation.........................         (40,391)          (25,301)           (6,146)            2,699
                                                              -----------       -----------       -----------       -----------
  Net increase (decrease) in net assets resulting from
    operations...........................................         (62,419)          (47,120)          (16,257)           (6,677)
                                                              -----------       -----------       -----------       -----------

DISTRIBUTION TO SHAREHOLDERS:
  Net investment income..................................               0                 0                 0              (660)
  Net realized gains.....................................               0            (3,697)                0                 0
                                                              -----------       -----------       -----------       -----------
    Total distributions..................................               0            (3,697)                0              (660)
                                                              -----------       -----------       -----------       -----------

CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sales of shares......................         222,628            72,849           102,129             9,469
  Dividends and distributions reinvested.................               0             3,697                 0               660
  Cost of shares redeemed................................         (34,728)          (35,914)           (4,979)           (5,005)
                                                              -----------       -----------       -----------       -----------
    Increase (decrease) in net assets from capital share
      transactions.......................................         187,900            40,632            97,150             5,124
                                                              -----------       -----------       -----------       -----------
  Net increase (decrease) in net assets..................         125,481           (10,185)           80,893            (2,213)

NET ASSETS:
  Beginning of year......................................         244,735           254,920            34,245            36,458
                                                              -----------       -----------       -----------       -----------
  End of year............................................     $   370,216       $   244,735       $   115,138       $    34,245
                                                              ===========       ===========       ===========       ===========
  Undistributed net investment income....................     $         0       $         0       $         0       $         0
                                                              ===========       ===========       ===========       ===========

SHARE ACTIVITY:
  Shares outstanding -- beginning of year................          13,854            11,703             4,159             3,539
                                                              -----------       -----------       -----------       -----------
  Shares issued..........................................          15,487             3,911            16,796             1,117
  Shares issued on fund acquisition(5)...................               0                 0                 0                 0
  Shares issued-reinvestment of dividends and
    distributions........................................               0               208                 0                70
  Shares redeemed........................................          (2,402)           (1,968)             (754)             (567)
                                                              -----------       -----------       -----------       -----------
  Increase (decrease) in shares outstanding..............          13,085             2,151            16,042               620
                                                              -----------       -----------       -----------       -----------
  Shares outstanding -- end of year......................          26,939            13,854            20,201             4,159
                                                              ===========       ===========       ===========       ===========



The notes to the financial statements are an integral part of this report.

          AMERICAN                        GE U.S.                       J.P. MORGAN                        THIRD
   CENTURY INTERNATIONAL                   EQUITY                      ENHANCED INDEX                   AVENUE VALUE
DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
    2002            2001            2002            2001            2002            2001            2002            2001
$       122     $       266     $       748     $       643     $     1,047     $       607     $       918     $     1,016
     (9,717)        (12,963)        (14,103)         (9,477)        (23,146)        (14,531)            449           4,972
       (853)          3,962         (21,565)        (10,898)        (19,206)         (4,004)        (27,071)             27
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
    (10,448)         (8,735)        (34,920)        (19,732)        (41,305)        (17,928)        (25,704)          6,015
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

       (169)         (1,098)           (643)           (324)           (609)           (873)         (1,017)           (156)
          0            (106)              0          (1,442)              0               0          (4,985)           (228)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
       (169)         (1,204)           (643)         (1,766)           (609)           (873)         (6,002)           (384)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

    247,815         100,138          26,165          31,724          80,485          40,212         151,200          96,962
        169           1,204             643           1,766             609             873           6,002             384
   (159,591)        (98,069)        (42,954)        (44,617)        (30,700)        (28,024)        (37,398)        (31,824)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
     88,393           3,273         (16,146)        (11,127)         50,394          13,061         119,804          65,522
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
     77,776          (6,666)        (51,709)        (32,625)          8,480          (5,740)         88,098          71,153

     29,985          36,651         173,136         205,761         150,777         156,517         163,895          92,742
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
$   107,761     $    29,985     $   121,427     $   173,136     $   159,257     $   150,777     $   251,993     $   163,895
===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========
$         0     $       156     $       748     $       643     $     1,048     $       612     $       893     $     3,519
===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========

      3,918           3,544          12,810          13,737          11,386          10,345          11,290           6,765
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
     36,570          11,006           2,132           2,259           7,381           3,014          11,448           6,920
        556               0               0               0               0               0               0               0
         26             139              57             129              58              59             480              27
    (23,147)        (10,771)         (3,743)         (3,315)         (2,798)         (2,032)         (2,873)         (2,422)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
     14,005             374          (1,554)           (927)          4,641           1,041           9,055           4,525
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
     17,923           3,918          11,256          12,810          16,027          11,386          20,345          11,290
===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========

For the year ended

                All amounts in thousands                                 CAPITAL                           CLARION REAL
                ------------------------                             GUARDIAN GLOBAL                    ESTATE SECURITIES
                                                              DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                  2002              2001              2002              2001
OPERATIONS:
  Net investment income (loss)...........................     $       116       $        13       $     5,116       $     1,573
  Net realized gain (loss) on investment securities,
    futures/options contracts and foreign currency
    transactions.........................................          (5,657)           (2,037)           (3,169)              499
  Net unrealized appreciation (depreciation) on
    investment securities, futures/options contracts and
    foreign currency translation.........................          (5,553)           (2,641)           (2,314)              710
                                                              -----------       -----------       -----------       -----------
  Net increase (decrease) in net assets resulting from
    operations...........................................         (11,094)           (4,665)             (367)            2,782
                                                              -----------       -----------       -----------       -----------

DISTRIBUTION TO SHAREHOLDERS:
  Net investment income..................................            (143)                0            (1,256)             (798)
  Net realized gains.....................................               0              (985)             (669)                0
                                                              -----------       -----------       -----------       -----------
    Total distributions..................................            (143)             (985)           (1,925)             (798)
                                                              -----------       -----------       -----------       -----------

CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sales of shares......................         115,699            62,436           147,154            36,539
  Dividends and distributions reinvested.................             143               985             1,925               798
  Cost of shares redeemed................................         (28,635)          (63,645)          (66,179)          (12,287)
                                                              -----------       -----------       -----------       -----------
    Increase (decrease) in net assets from capital share
      transactions.......................................          87,207              (224)           82,900            25,050
                                                              -----------       -----------       -----------       -----------
  Net increase (decrease) in net assets..................          75,970            (5,874)           80,608            27,034

NET ASSETS:
  Beginning of year......................................          44,477            50,351            43,611            16,577
                                                              -----------       -----------       -----------       -----------
  End of year............................................     $   120,447       $    44,477       $   124,219       $    43,611
                                                              ===========       ===========       ===========       ===========
  Undistributed net investment income....................     $       248       $        38       $     4,599       $     2,009
                                                              ===========       ===========       ===========       ===========

SHARE ACTIVITY:
  Shares outstanding -- beginning of year................           4,209             4,176             3,892             1,607
                                                              -----------       -----------       -----------       -----------
  Shares issued..........................................          12,887             5,652            12,649             3,392
  Shares issued on fund acquisition(5)...................               0                 0                 0                 0
  Shares issued-reinvestment of dividends and
    distributions........................................              17                83               169                71
  Shares redeemed........................................          (2,921)           (5,702)           (5,821)           (1,178)
                                                              -----------       -----------       -----------       -----------
  Increase (decrease) in shares outstanding..............           9,983                33             6,997             2,285
                                                              -----------       -----------       -----------       -----------
  Shares outstanding -- end of year......................          14,192             4,209            10,889             3,892
                                                              ===========       ===========       ===========       ===========



The notes to the financial statements are an integral part of this report.

          MFS HIGH                         JANUS                          DREYFUS                         MARSICO
           YIELD                         GROWTH II                        MID CAP                          GROWTH
DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
    2002            2001            2002            2001            2002            2001            2002            2001
$     6,110     $     2,264     $    (1,171)    $    (2,171)    $        64     $        20     $       (15)    $        51
     (3,291)         (1,870)       (114,116)       (215,170)         (5,759)         (1,570)        (14,883)         (2,492)
      2,010             544          (9,736)         10,297          (4,448)            813          (2,568)         (1,628)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
      4,829             938        (125,023)       (207,044)        (10,143)           (737)        (17,466)         (4,069)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

     (2,283)         (1,691)              0               0             (21)           (296)            (51)           (264)
          0               0               0         (13,439)              0             (35)              0             (25)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
     (2,283)         (1,691)              0         (13,439)            (21)           (331)            (51)           (289)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

    251,640          36,830          10,626          30,271          55,981          22,964         100,534          42,311
      2,283           1,691               0          13,439              21             331              51             289
    (32,929)        (26,670)        (80,244)       (142,754)        (25,849)         (6,726)        (25,876)        (13,045)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
    220,994          11,851         (69,618)        (99,044)         30,153          16,569          74,709          29,555
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
    223,540          11,098        (194,641)       (319,527)         19,989          15,501          57,192          25,197

     32,831          21,733         434,657         754,184          30,215          14,714          45,382          20,185
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
$   256,371     $    32,831     $   240,016     $   434,657     $    50,204     $    30,215     $   102,574     $    45,382
===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========
$     6,083     $     2,269     $         0     $         0     $        63     $        20     $         0     $        51
===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========

      3,691           2,399           9,257          11,199           2,676           1,237           4,994           1,891
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
     28,846           4,067             283             541           4,887           2,035          13,855           4,487
          0               0               0               0               0               0               0               0
        271             187               0             226               2              30               7              31
     (3,747)         (2,962)         (2,168)         (2,709)         (2,468)           (626)         (3,583)         (1,415)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
     25,370           1,292          (1,885)         (1,942)          2,421           1,439          10,279           3,103
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
     29,061           3,691           7,372           9,257           5,097           2,676          15,273           4,994
===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========

For the year ended

                All amounts in thousands                                  MUNDER                           PBHG MID CAP
                ------------------------                                  NET50                               GROWTH
                                                              DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                  2002              2001              2002              2001
OPERATIONS:
  Net investment income (loss)...........................     $       (80)      $         6       $      (897)      $      (713)
  Net realized gain (loss) on investment securities,
    futures/options contracts and foreign currency
    transactions.........................................          (2,811)           (2,548)          (33,553)         (150,397)
  Net unrealized appreciation (depreciation) on
    investment securities, futures/options contracts and
    foreign currency translation.........................          (2,243)           (1,808)           (5,780)           68,972
                                                              -----------       -----------       -----------       -----------
  Net increase (decrease) in net assets resulting from
    operations...........................................          (5,134)           (4,350)          (40,230)          (82,138)
                                                              -----------       -----------       -----------       -----------

DISTRIBUTION TO SHAREHOLDERS:
  Net investment income..................................               0               (61)                0                 0
  Net realized gains.....................................               0                 0                 0                 0
                                                              -----------       -----------       -----------       -----------
    Total distributions..................................               0               (61)                0                 0
                                                              -----------       -----------       -----------       -----------

CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sales of shares......................          15,952            16,759           111,794            97,114
  Dividends and distributions reinvested.................               0                61                 0                 0
  Cost of shares redeemed................................          (8,467)           (7,615)         (108,042)          (92,990)
                                                              -----------       -----------       -----------       -----------
    Increase (decrease) in net assets from capital share
      transactions.......................................           7,485             9,205             3,752             4,124
                                                              -----------       -----------       -----------       -----------
  Net increase (decrease) in net assets..................           2,351             4,794           (36,478)          (78,014)

NET ASSETS:
  Beginning of year......................................          11,245             6,451           139,293           217,307
                                                              -----------       -----------       -----------       -----------
  End of year............................................     $    13,596       $    11,245       $   102,815       $   139,293
                                                              ===========       ===========       ===========       ===========
  Undistributed net investment income....................     $         0       $         5       $         0       $         0
                                                              ===========       ===========       ===========       ===========

SHARE ACTIVITY:
  Shares outstanding -- beginning of year................           1,393               593            14,429            14,433
                                                              -----------       -----------       -----------       -----------
  Shares issued..........................................           2,811             1,693            13,604             8,874
  Shares issued on fund acquisition(5)...................               0                 0                 0                 0
  Shares issued-reinvestment of dividends and
    distributions........................................               0                 7                 0                 0
  Shares redeemed........................................          (1,468)             (900)          (13,161)           (8,878)
                                                              -----------       -----------       -----------       -----------
  Increase (decrease) in shares outstanding..............           1,343               800               443                (4)
                                                              -----------       -----------       -----------       -----------
  Shares outstanding -- end of year......................           2,736             1,393            14,872            14,429
                                                              ===========       ===========       ===========       ===========



The notes to the financial statements are an integral part of this report.

          SALOMON                      T. ROWE PRICE                   T. ROWE PRICE                 GREAT COMPANIES -
          ALL CAP                     DIVIDEND GROWTH                    SMALL CAP                      AMERICA(SM)
DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
    2002            2001            2002            2001            2002            2001            2002            2001
$     1,713     $     2,883     $       546     $       309     $      (589)    $      (268)    $       997     $       456
    (39,017)         (3,330)         (2,145)           (249)         (9,409)         (3,709)        (16,136)         (5,818)
    (55,709)           (654)        (11,151)           (478)        (14,089)          1,189         (27,597)         (5,860)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
    (93,013)         (1,101)        (12,750)           (418)        (24,087)         (2,788)        (42,736)        (11,222)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

     (2,854)         (3,588)           (283)           (147)              0               0            (456)           (398)
       (983)           (101)              0               0               0               0               0               0
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
     (3,837)         (3,689)           (283)           (147)              0               0            (456)           (398)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

    199,671         251,380          33,412          43,406         128,054          61,518         165,547         103,188
      3,837           3,689             283             147               0               0             456             398
    (85,716)        (48,128)        (16,495)         (9,526)        (46,757)        (30,655)        (41,724)        (22,213)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
    117,792         206,941          17,200          34,027          81,297          30,863         124,279          81,373
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
     20,942         202,151           4,167          33,462          57,210          28,075          81,087          69,753

    287,881          85,730          51,099          17,637          58,099          30,024         152,874          83,121
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
$   308,823     $   287,881     $    55,266     $    51,099     $   115,309     $    58,099     $   233,961     $   152,874
===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========
$     1,713     $     3,287     $       511     $       307     $         0     $         0     $       997     $       456
===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========

     22,043           6,602           5,282           1,742           5,297           2,472          15,343           7,303
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
     17,376          19,015           3,692           4,536          14,455           5,726          14,532          10,304
          0               0               0               0               0               0           4,749               0
        380             277              35              15               0               0              54              41
     (7,972)         (3,851)         (1,932)         (1,011)         (5,289)         (2,901)         (5,002)         (2,305)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
      9,784          15,441           1,795           3,540           9,166           2,825          14,333           8,040
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
     31,827          22,043           7,077           5,282          14,463           5,297          29,676          15,343
===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========

For the year ended

                All amounts in thousands                            GREAT COMPANIES -                       VALUE LINE
                ------------------------                              TECHNOLOGY(SM)                    AGGRESSIVE GROWTH
                                                              DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                  2002              2001              2002              2001
OPERATIONS:
  Net investment income (loss)...........................     $      (339)      $      (250)      $       (17)      $       (14)
  Net realized gain (loss) on investment securities,
    futures/options contracts and foreign currency
    transactions.........................................         (17,165)          (17,952)           (1,105)           (1,444)
  Net unrealized appreciation (depreciation) on
    investment securities, futures/options contracts and
    foreign currency translation.........................          (3,017)              346              (715)              858
                                                              -----------       -----------       -----------       -----------
  Net increase (decrease) in net assets resulting from
    operations...........................................         (20,521)          (17,856)           (1,837)             (600)
                                                              -----------       -----------       -----------       -----------

DISTRIBUTION TO SHAREHOLDERS:
  Net investment income..................................               0                 0                 0                 0
  Net realized gains.....................................               0                 0                 0                 0
                                                              -----------       -----------       -----------       -----------
    Total distributions..................................               0                 0                 0                 0
                                                              -----------       -----------       -----------       -----------

CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sales of shares......................          55,356            63,688             5,516             6,590
  Dividends and distributions reinvested.................               0                 0                 0                 0
  Cost of shares redeemed................................         (38,286)          (13,106)           (4,723)           (3,981)
                                                              -----------       -----------       -----------       -----------
    Increase (decrease) in net assets from capital share
      transactions.......................................          17,070            50,582               793             2,609
                                                              -----------       -----------       -----------       -----------
  Net increase (decrease) in net assets..................          (3,451)           32,726            (1,044)            2,009

NET ASSETS:
  Beginning of year......................................          56,885            24,159             7,730             5,721
                                                              -----------       -----------       -----------       -----------
  End of year............................................     $    53,434       $    56,885       $     6,686       $     7,730
                                                              ===========       ===========       ===========       ===========
  Undistributed net investment income....................     $         0       $         0       $         0       $         0
                                                              ===========       ===========       ===========       ===========

SHARE ACTIVITY:
  Shares outstanding -- beginning of year................          13,374             3,584               956               633
                                                              -----------       -----------       -----------       -----------
  Shares issued..........................................          17,939            12,518               793               821
  Shares issued on fund acquisition(5)...................               0                 0                 0                 0
  Shares issued-reinvestment of dividends and
    distributions........................................               0                 0                 0                 0
  Shares redeemed........................................         (10,987)           (2,728)             (675)             (498)
                                                              -----------       -----------       -----------       -----------
  Increase (decrease) in shares outstanding..............           6,952             9,790               118               323
                                                              -----------       -----------       -----------       -----------
  Shares outstanding -- end of year......................          20,326            13,374             1,074               956
                                                              ===========       ===========       ===========       ===========



The notes to the financial statements are an integral part of this report.

          GABELLI                    GREAT COMPANIES -                CAPITAL GUARDIAN                  LKCM CAPITAL
       GLOBAL GROWTH                     GLOBAL(2)                      U.S. EQUITY                        GROWTH
DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
    2002            2001            2002            2001            2002            2001            2002            2001
$      (102)    $       304     $        52     $        12     $       319     $        68     $       (37)    $        (8)
     (8,103)         (4,012)         (1,375)         (1,524)         (4,397)           (271)         (4,679)           (760)
     (6,110)           (780)         (3,970)            551         (13,815)           (537)           (186)            137
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
    (14,315)         (4,488)         (5,293)           (961)        (17,893)           (740)         (4,902)           (631)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

       (336)            (64)            (11)             (4)            (68)            (32)              0             (24)
          0               0               0               0            (249)            (34)              0               0
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
       (336)            (64)            (11)             (4)           (317)            (66)              0             (24)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

    125,265         117,374          23,199          17,256          91,442          23,877           9,370           7,180
        336              64              11               4             317              66               0              24
    (89,960)        (53,942)         (8,471)         (5,292)         (7,399)         (6,310)         (6,300)           (858)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
     35,641          63,496          14,739          11,968          84,360          17,633           3,070           6,346
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
     20,990          58,944           9,435          11,003          66,150          16,827          (1,832)          5,691

     72,495          13,551          16,060           5,057          50,334          33,507           6,456             765
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
$    93,485     $    72,495     $    25,495     $    16,060     $   116,484     $    50,334     $     4,624     $     6,456
===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========
$         0     $       296     $        53     $        12     $       319     $        68     $         0     $         0
===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========

      8,873           1,488           2,261             592           5,169           3,316             959              68
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
     17,274          13,913           3,778           2,377          11,543           2,502           1,936           1,001
          0               0               0               0               0               0               0               0
         51               8               2               1              43               6               0               4
    (12,477)         (6,536)         (1,464)           (709)           (994)           (655)         (1,364)           (114)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
      4,848           7,385           2,316           1,669          10,592           1,853             572             891
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
     13,721           8,873           4,577           2,261          15,761           5,169           1,531             959
===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========

For the year ended

                All amounts in thousands                             AMERICAN CENTURY                  TRANSAMERICA GROWTH
                ------------------------                             INCOME & GROWTH                      OPPORTUNITIES
                                                              DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                  2002            2001(1)             2002            2001(1)
OPERATIONS:
  Net investment income (loss)...........................     $       150       $         7       $      (154)      $        (6)
  Net realized gain (loss) on investment securities,
    futures/options contracts and foreign currency
    transactions.........................................          (2,277)              (40)           (1,768)              (28)
  Net unrealized appreciation (depreciation) on
    investment securities, futures/options contracts and
    foreign currency translation.........................          (2,432)              186            (3,105)              596
                                                              -----------       -----------       -----------       -----------
  Net increase (decrease) in net assets resulting from
    operations...........................................          (4,559)              153            (5,027)              562
                                                              -----------       -----------       -----------       -----------

DISTRIBUTION TO SHAREHOLDERS:
  Net investment income..................................              (7)                0                 0                 0
  Net realized gains.....................................               0                 0                 0                 0
                                                              -----------       -----------       -----------       -----------
    Total distributions..................................              (7)                0                 0                 0
                                                              -----------       -----------       -----------       -----------

CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sales of shares......................          38,726             6,965           101,649             5,184
  Dividends and distributions reinvested.................               7                 0                 0                 0
  Cost of shares redeemed................................          (6,054)             (333)           (6,590)             (165)
                                                              -----------       -----------       -----------       -----------
    Increase (decrease) in net assets from capital share
      transactions.......................................          32,679             6,632            95,059             5,019
                                                              -----------       -----------       -----------       -----------
  Net increase (decrease) in net assets..................          28,113             6,785            90,032             5,581

NET ASSETS:
  Beginning of year......................................           6,785                 0             5,581                 0
                                                              -----------       -----------       -----------       -----------
  End of year............................................     $    34,898       $     6,785       $    95,613       $     5,581
                                                              ===========       ===========       ===========       ===========
  Undistributed net investment income....................     $       146       $         7       $         0       $         0
                                                              ===========       ===========       ===========       ===========

SHARE ACTIVITY:
  Shares outstanding -- beginning of year................             716                 0               499                 0
                                                              -----------       -----------       -----------       -----------
  Shares issued..........................................           4,625               753            10,133               516
  Shares issued on fund acquisition(5)...................               0                 0                 0                 0
  Shares issued-reinvestment of dividends and
    distributions........................................               1                 0                 0                 0
  Shares redeemed........................................            (774)              (37)             (649)              (17)
                                                              -----------       -----------       -----------       -----------
  Increase (decrease) in shares outstanding..............           3,852               716             9,484               499
                                                              -----------       -----------       -----------       -----------
  Shares outstanding -- end of year......................           4,568               716             9,983               499
                                                              ===========       ===========       ===========       ===========



The notes to the financial statements are an integral part of this report.

      BLACKROCK GLOBAL                   BLACKROCK                       BLACKROCK                 AGGRESSIVE         CONSERVATIVE
    SCIENCE & TECHNOLOGY              LARGE CAP VALUE                  MID CAP GROWTH           ASSET ALLOCATION    ASSET ALLOCATION
DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,      DECEMBER 31,        DECEMBER 31,
    2002          2001(1)           2002          2001(1)           2002          2001(1)           2002(1)             2002(1)
$       (15)    $        (4)    $         3     $         1     $       (19)    $        (3)       $       533         $       469
       (225)            (61)           (192)            (32)           (339)            (54)              (626)               (881)
       (323)            110             (60)             (3)           (109)             88             (2,152)              1,057
-----------     -----------     -----------     -----------     -----------     -----------        -----------         -----------
       (563)             45            (249)            (34)           (467)             31             (2,245)                645
-----------     -----------     -----------     -----------     -----------     -----------        -----------         -----------

          0               0              (1)              0               0               0                  0                   0
          0               0               0               0               0               0                  0                   0
-----------     -----------     -----------     -----------     -----------     -----------        -----------         -----------
          0               0              (1)              0               0               0                  0                   0
-----------     -----------     -----------     -----------     -----------     -----------        -----------         -----------

      3,359           1,007              71           1,048           6,619           1,030            161,900             185,764
          0               0               1               0               0               0                  0                   0
       (209)             (3)            (58)             (3)           (219)             (3)            (3,479)            (16,575)
-----------     -----------     -----------     -----------     -----------     -----------        -----------         -----------
      3,150           1,004              14           1,045           6,400           1,027            158,421             169,189
-----------     -----------     -----------     -----------     -----------     -----------        -----------         -----------
      2,587           1,049            (236)          1,011           5,933           1,058            156,176             169,834

      1,049               0           1,011               0           1,058               0                  0                   0
-----------     -----------     -----------     -----------     -----------     -----------        -----------         -----------
$     3,636     $     1,049     $       775     $     1,011     $     6,991     $     1,058        $   156,176         $   169,834
===========     ===========     ===========     ===========     ===========     ===========        ===========         ===========
$         0     $         0     $         4     $         1     $         0     $         0        $       533         $       469
===========     ===========     ===========     ===========     ===========     ===========        ===========         ===========

        100               0             105               0             103               0                  0                   0
-----------     -----------     -----------     -----------     -----------     -----------        -----------         -----------
        477             100               8             105             866             103             19,525              20,499
          0               0               0               0               0               0                  0                   0
          0               0               0               0               0               0                  0                   0
        (30)              0              (8)              0             (29)              0               (420)             (1,825)
-----------     -----------     -----------     -----------     -----------     -----------        -----------         -----------
        447             100               0             105             837             103             19,105              18,674
-----------     -----------     -----------     -----------     -----------     -----------        -----------         -----------
        547             100             105             105             940             103             19,105              18,674
===========     ===========     ===========     ===========     ===========     ===========        ===========         ===========

For the year ended

                                                                                                  MODERATELY
              All amounts in thousands                       JANUS             MODERATE           AGGRESSIVE           PIMCO
              ------------------------                      BALANCED       ASSET ALLOCATION    ASSET ALLOCATION     TOTAL RETURN
                                                          DECEMBER 31,       DECEMBER 31,        DECEMBER 31,       DECEMBER 31,
                                                            2002(1)            2002(1)             2002(1)            2002(1)
OPERATIONS:
  Net investment income (loss).......................     $       107         $       935         $     1,196       $     3,132
  Net realized gain (loss) on investment securities,
    futures/options contracts and foreign currency
    transactions.....................................            (462)             (1,258)             (1,534)            2,707
  Net unrealized appreciation (depreciation) on
    investment securities, futures/options contracts
    and foreign currency translation.................             (60)             (1,644)             (2,579)            7,274
                                                          -----------         -----------         -----------       -----------
  Net increase (decrease) in net assets resulting
    from operations..................................            (415)             (1,967)             (2,917)           13,113
                                                          -----------         -----------         -----------       -----------

DISTRIBUTION TO SHAREHOLDERS:
  Net investment income..............................               0                   0                   0                 0
  Net realized gains.................................               0                   0                   0                 0
                                                          -----------         -----------         -----------       -----------
    Total distributions..............................               0                   0                   0                 0
                                                          -----------         -----------         -----------       -----------

CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sales of shares..................          45,216             413,218             404,032           383,456
  Dividends and distributions reinvested.............               0                   0                   0                 0
  Cost of shares redeemed............................          (7,568)             (5,567)             (4,507)          (11,164)
                                                          -----------         -----------         -----------       -----------
    Increase (decrease) in net assets from capital
      share transactions.............................          37,648             407,651             399,525           372,292
                                                          -----------         -----------         -----------       -----------
  Net increase (decrease) in net assets..............          37,233             405,684             396,608           385,405

NET ASSETS:
  Beginning of year..................................               0                   0                   0                 0
                                                          -----------         -----------         -----------       -----------
  End of year........................................     $    37,233         $   405,684         $   396,608       $   385,405
                                                          ===========         ===========         ===========       ===========
  Undistributed net investment income................     $       107         $       935         $     1,196       $     3,138
                                                          ===========         ===========         ===========       ===========

SHARE ACTIVITY:
  Shares outstanding -- beginning of year............               0                   0                   0                 0
                                                          -----------         -----------         -----------       -----------
  Shares issued......................................           4,748              46,675              47,067            37,366
  Shares issued on fund acquisition(5)...............               0                   0                   0                 0
  Shares issued-reinvestment of dividends and
    distributions....................................               0                   0                   0                 0
  Shares redeemed....................................            (823)               (632)               (535)           (1,088)
                                                          -----------         -----------         -----------       -----------
  Increase (decrease) in shares outstanding..........           3,925              46,043              46,532            36,278
                                                          -----------         -----------         -----------       -----------
  Shares outstanding -- end of year..................           3,925              46,043              46,532            36,278
                                                          ===========         ===========         ===========       ===========



The notes to the financial statements are an integral part of this report.

TRANSAMERICA                                      SELECT+
CONVERTIBLE       SELECT+         SELECT+         GROWTH &
 SECURITIES      AGGRESSIVE     CONSERVATIVE       INCOME
DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
  2002(1)         2002(1)         2002(1)         2002(1)
$       422     $         0     $         0     $         0
       (488)              0               0               0
        (76)             (2)              0              (3)
-----------     -----------     -----------     -----------
       (142)             (2)              0              (3)
-----------     -----------     -----------     -----------

          0               0               0               0
          0               0               0               0
-----------     -----------     -----------     -----------
          0               0               0               0
-----------     -----------     -----------     -----------

     84,886             100             112           1,048
          0               0               0               0
     (2,596)              0               0               0
-----------     -----------     -----------     -----------
     82,290             100             112           1,048
-----------     -----------     -----------     -----------
     82,148              98             112           1,045

          0               0               0               0
-----------     -----------     -----------     -----------
$    82,148     $        98     $       112     $     1,045
===========     ===========     ===========     ===========
$       422     $         0     $         0     $         0
===========     ===========     ===========     ===========

          0               0               0               0
-----------     -----------     -----------     -----------
      9,092              10              11             106
          0               0               0               0
          0               0               0               0
       (280)              0               0               0
-----------     -----------     -----------     -----------
      8,812              10              11             106
-----------     -----------     -----------     -----------
      8,812              10              11             106
===========     ===========     ===========     ===========

FINANCIAL HIGHLIGHTS
For the year ended

                                                                                  AEGON BOND
                                                                                 DECEMBER 31,
                                                 ----------------------------------------------------------------------------
                                                     2002            2001            2000            1999            1998
Net asset value, beginning of year...........    $     11.96     $     11.14     $     10.61     $     11.59     $     11.14
                                                 ------------    ------------    ------------    ------------    ------------
 Income from operations:
   Net investment income (loss)..............           0.64            0.63            0.67            0.64            0.64
   Net realized and unrealized gain (loss) on
     investments.............................           0.54            0.27            0.48           (0.97)           0.40
                                                 ------------    ------------    ------------    ------------    ------------
     Net income (loss) from operations.......           1.18            0.90            1.15           (0.33)           1.04
                                                 ------------    ------------    ------------    ------------    ------------
 Distributions:
   Dividends from net investment income......          (0.46)          (0.08)          (0.62)          (0.65)          (0.59)
   Distributions from net realized gains on
     investments.............................           0.00            0.00            0.00            0.00            0.00
                                                 ------------    ------------    ------------    ------------    ------------
     Total distributions.....................          (0.46)          (0.08)          (0.62)          (0.65)          (0.59)
                                                 ------------    ------------    ------------    ------------    ------------
Net asset value, end of year.................    $     12.68     $     11.96     $     11.14     $     10.61     $     11.59
                                                 ============    ============    ============    ============    ============
Total return.................................           9.97 %          8.07 %         10.89 %         (2.94)%          9.32 %
Ratios and supplemental data:
 Net assets at end of year (in thousands)....       $331,734        $255,940        $142,027        $153,885        $170,744
 Ratio of total expenses to average net
   assets....................................           0.53 %          0.55 %          0.53 %          0.53 %          0.54 %
 Ratio of net expenses to average net
   assets....................................           0.53 %          0.55 %          0.53 %          0.53 %          0.54 %
 Ratio of net investment income (loss) to
   average net assets........................           5.21 %          5.42 %          6.06 %          5.67 %          5.54 %
 Portfolio turnover rate.....................          48.79 %         52.79 %         45.26 %         26.40 %         51.60 %

                                                                                 JANUS GROWTH
                                                                                 DECEMBER 31,
                                                 ----------------------------------------------------------------------------
                                                     2002            2001            2000            1999            1998
Net asset value, beginning of year...........    $     32.65     $     47.34     $     78.00     $     59.94     $     36.84
                                                 ------------    ------------    ------------    ------------    ------------
 Income from operations:
   Net investment income (loss)..............          (0.09)          (0.12)          (0.14)          (0.04)           0.12
   Net realized and unrealized gain (loss) on
     investments.............................          (9.68)         (13.24)         (21.10)          34.02           23.49
                                                 ------------    ------------    ------------    ------------    ------------
     Net income (loss) from operations.......          (9.77)         (13.36)         (21.24)          33.98           23.61
                                                 ------------    ------------    ------------    ------------    ------------
 Distributions:
   Dividends from net investment income......           0.00            0.00           (0.10)          (1.17)          (0.09)
   Distributions from net realized gains on
     investments.............................           0.00           (1.33)          (9.32)         (14.75)          (0.42)
                                                 ------------    ------------    ------------    ------------    ------------
     Total distributions.....................           0.00           (1.33)          (9.42)         (15.92)          (0.51)
                                                 ------------    ------------    ------------    ------------    ------------
Net asset value, end of year.................    $     22.88     $     32.65     $     47.34     $     78.00     $     59.94
                                                 ============    ============    ============    ============    ============
Total return.................................         (29.92)%        (28.20)%        (28.94)%         59.67 %         64.47 %
Ratios and supplemental data:
 Net assets at end of year (in thousands)....     $1,109,540      $1,892,586      $2,957,087      $4,141,240      $3,086,057
 Ratio of total expenses to average net
   assets....................................           0.86 %          0.89 %          0.82 %          0.82 %          0.83 %
 Ratio of net expenses to average net
   assets....................................           0.86 %          0.89 %          0.82 %          0.82 %          0.83 %
 Ratio of net investment income (loss) to
   average net assets........................          (0.33)%         (0.33)%         (0.18)%         (0.05)%          0.25 %
 Portfolio turnover rate.....................          67.50 %         60.30 %         49.08 %         70.95 %         35.29 %

See accompanying notes to the Financial Highlights.
The notes to the financial statements are an integral part of this report.

                                                                          TRANSAMERICA MONEY MARKET
                                                                                 DECEMBER 31,
                                                 ----------------------------------------------------------------------------
                                                     2002            2001            2000            1999            1998
Net asset value, beginning of year...........     $    1.00       $    1.00       $    1.00       $    1.00       $    1.00
                                                  ---------       ---------       ---------       ---------       ---------
 Income from operations:
   Net investment income (loss)..............          0.01            0.04            0.06            0.05            0.05
   Net realized and unrealized gain (loss) on
     investments.............................          0.00            0.00            0.00            0.00            0.00
                                                  ---------       ---------       ---------       ---------       ---------
     Net income (loss) from operations.......          0.01            0.04            0.06            0.05            0.05
                                                  ---------       ---------       ---------       ---------       ---------
 Distributions:
   Dividends from net investment income......         (0.01)          (0.04)          (0.06)          (0.05)          (0.05)
   Distributions from net realized gains on
     investments.............................          0.00            0.00            0.00            0.00            0.00
                                                  ---------       ---------       ---------       ---------       ---------
     Total distributions.....................         (0.01)          (0.04)          (0.06)          (0.05)          (0.05)
                                                  ---------       ---------       ---------       ---------       ---------
Net asset value, end of year.................     $    1.00       $    1.00       $    1.00       $    1.00       $    1.00
                                                  =========       =========       =========       =========       =========
Total return.................................          1.44%           4.01%           6.15%           4.63%           5.26%
Ratios and supplemental data:
 Net assets at end of year (in thousands)....     $ 584,061       $ 467,311       $ 319,945       $ 429,811       $ 169,731
 Ratio of total expenses to average net
   assets....................................          0.41%           0.44%           0.44%           0.44%           0.46%
 Ratio of net expenses to average net
   assets....................................          0.41%           0.44%           0.44%           0.44%           0.46%
 Ratio of net investment income (loss) to
   average net assets........................          1.42%           3.70%           5.97%           4.81%           5.24%
 Portfolio turnover rate.....................           n/a             n/a             n/a             n/a             n/a

                                                                 VAN KAMPEN ACTIVE INTERNATIONAL ALLOCATION
                                                                                DECEMBER 31,
                                                 -------------------------------------------------------------------------
                                                      2002              2001            2000           1999           1998
Net asset value, beginning of year...........    $    9.16         $   15.18       $   20.88      $   16.19      $   14.21
                                                 ---------         ---------       ---------      ---------      ---------
 Income from operations:
   Net investment income (loss)..............         0.08              0.03            0.03           0.10           0.12
   Net realized and unrealized gain (loss) on
     investments.............................        (1.63)            (3.09)          (3.68)          5.02           2.08
                                                 ---------         ---------       ---------      ---------      ---------
     Net income (loss) from operations.......        (1.55)            (3.06)          (3.65)          5.12           2.20
                                                 ---------         ---------       ---------      ---------      ---------
 Distributions:
   Dividends from net investment income......        (0.02)             0.00           (0.03)         (0.26)         (0.11)
   Distributions from net realized gains on
     investments.............................         0.00             (2.96)          (2.02)         (0.17)         (0.11)
                                                 ---------         ---------       ---------      ---------      ---------
     Total distributions.....................        (0.02)            (2.96)          (2.05)         (0.43)         (0.22)
                                                 ---------         ---------       ---------      ---------      ---------
Net asset value, end of year.................    $    7.59         $    9.16       $   15.18      $   20.88      $   16.19
                                                 =========         =========       =========      =========      =========
Total return.................................      (16.97)%           (22.96)%       (18.26)%         32.35%         15.44%
Ratios and supplemental data:
 Net assets at end of year (in thousands)....    $ 101,056         $ 123,986       $ 186,664      $ 228,655      $ 184,856
 Ratio of total expenses to average net
   assets....................................         1.17%             1.09%          1.07%           1.00%          1.10%
 Ratio of net expenses to average net
   assets(d).................................         1.17%             1.01%          0.98%           0.91%          0.98%
 Ratio of net investment income (loss) to
   average net assets........................         1.01%             0.26%          0.15%           0.73%          0.76%
 Portfolio turnover rate.....................       118.46%               39%            63%             30%            21%


See accompanying notes to the Financial Highlights.
The notes to the financial statements are an integral part of this report.

For the year ended

                                                                         VAN KAMPEN ASSET ALLOCATION
                                                                                 DECEMBER 31,
                                                 ----------------------------------------------------------------------------
                                                     2002            2001            2000            1999            1998
Net asset value, beginning of year...........    $     15.73     $     19.47     $     22.89     $     23.89     $     22.34
                                                 ------------    ------------    ------------    ------------    ------------
 Income from operations:
   Net investment income (loss)..............           0.24            0.35            0.35            0.34            0.43
   Net realized and unrealized gain (loss) on
     investments.............................          (2.81)          (1.64)          (1.60)           4.80            3.50
                                                 ------------    ------------    ------------    ------------    ------------
     Net income (loss) from operations.......          (2.57)          (1.29)          (1.25)           5.14            3.93
                                                 ------------    ------------    ------------    ------------    ------------
 Distributions:
   Dividends from net investment income......          (0.31)          (0.37)          (0.33)          (0.43)          (0.32)
   Distributions from net realized gains on
     investments.............................           0.00           (2.08)          (1.84)          (5.71)          (2.06)
                                                 ------------    ------------    ------------    ------------    ------------
     Total distributions.....................          (0.31)          (2.45)          (2.17)          (6.14)          (2.38)
                                                 ------------    ------------    ------------    ------------    ------------
Net asset value, end of year.................    $     12.85     $     15.73     $     19.47     $     22.89     $     23.89
                                                 ============    ============    ============    ============    ============
Total return.................................         (16.38)%         (7.06)%         (5.93)%         26.39 %         18.39 %
Ratios and supplemental data:
 Net assets at end of year (in thousands)....       $243,355        $291,091        $352,333        $414,926        $353,001
 Ratio of total expenses to average net
   assets....................................           0.85 %          0.92 %          0.87 %          0.87 %          0.80 %
 Ratio of net expenses to average net
   assets(d).................................           0.84 %          0.86 %          0.85 %          0.84 %          0.78 %
 Ratio of net investment income (loss) to
   average net assets........................           1.73 %          1.95 %          1.50 %          1.58 %          1.97 %
 Portfolio turnover rate.....................        251.29 %           221 %           158 %           220 %           262 %

                                                                           VAN KAMPEN MONEY MARKET
                                                                                 DECEMBER 31,
                                                 ----------------------------------------------------------------------------
                                                     2002            2001            2000            1999            1998
Net asset value, beginning of year...........     $    1.00       $    1.00       $    1.00       $    1.00       $    1.00
                                                  ---------       ---------       ---------       ---------       ---------
 Income from operations:
   Net investment income (loss)..............          0.01            0.04            0.06            0.05            0.05
   Net realized and unrealized gain (loss) on
     investments.............................          0.00            0.00            0.00            0.00            0.00
                                                  ---------       ---------       ---------       ---------       ---------
     Net income (loss) from operations.......          0.01            0.04            0.06            0.05            0.05
                                                  ---------       ---------       ---------       ---------       ---------
 Distributions:
   Dividends from net investment income......         (0.01)          (0.04)          (0.06)          (0.05)          (0.05)
   Distributions from net realized gains on
     investments.............................          0.00            0.00            0.00            0.00            0.00
                                                  ---------       ---------       ---------       ---------       ---------
     Total distributions.....................         (0.01)          (0.04)          (0.06)          (0.05)          (0.05)
                                                  ---------       ---------       ---------       ---------       ---------
Net asset value, end of year.................     $    1.00       $    1.00       $    1.00       $    1.00       $    1.00
                                                  =========       =========       =========       =========       =========
Total return.................................          1.28%           3.69%           5.95%           4.75%           4.96%
Ratios and supplemental data:
 Net assets at end of year (in thousands)....     $ 332,121       $ 324,065       $ 124,629       $ 134,779       $ 100,932
 Ratio of total expenses to average net
   assets....................................          0.56%           0.59%           0.60%           0.55%           0.60%
 Ratio of net expenses to average net
   assets(d).................................          0.56%           0.59%           0.60%           0.55%           0.60%
 Ratio of net investment income (loss) to
   average net assets........................          1.25%           3.27%           5.79%           4.60%           4.92%
 Portfolio turnover rate.....................           n/a             n/a             n/a             n/a             n/a

See accompanying notes to the Financial Highlights.
The notes to the financial statements are an integral part of this report.

                                                                                 JANUS GLOBAL
                                                                                 DECEMBER 31,
                                                 ----------------------------------------------------------------------------
                                                     2002            2001            2000            1999            1998
Net asset value, beginning of year...........    $     18.32     $     23.97     $     37.46     $     23.71     $     19.04
                                                 ------------    ------------    ------------    ------------    ------------
 Income from operations:
   Net investment income (loss)..............           0.09            0.10            0.02           (0.04)           0.05
   Net realized and unrealized gain (loss) on
     investments.............................          (4.82)          (5.57)          (6.06)          16.42            5.61
                                                 ------------    ------------    ------------    ------------    ------------
     Net income (loss) from operations.......          (4.73)          (5.47)          (6.04)          16.38            5.66
                                                 ------------    ------------    ------------    ------------    ------------
 Distributions:
   Dividends from net investment income......          (0.43)          (0.18)          (0.90)           0.00           (0.13)
   Distributions from net realized gains on
     investments.............................           0.00            0.00           (6.55)          (2.63)          (0.86)
                                                 ------------    ------------    ------------    ------------    ------------
     Total distributions.....................          (0.43)          (0.18)          (7.45)          (2.63)          (0.99)
                                                 ------------    ------------    ------------    ------------    ------------
Net asset value, end of year.................    $     13.16     $     18.32     $     23.97     $     37.46     $     23.71
                                                 ============    ============    ============    ============    ============
Total return.................................         (26.02)%        (22.84)%        (17.55)%         71.10 %         30.01 %
Ratios and supplemental data:
 Net assets at end of year (in thousands)....       $635,357      $1,082,192      $1,717,573      $1,926,210      $1,069,765
 Ratio of total expenses to average net
   assets....................................           0.92 %          0.95 %          0.89 %          0.92 %          0.95 %
 Ratio of net expenses to average net
   assets....................................           0.92 %          0.95 %          0.89 %          0.92 %          0.95 %
 Ratio of net investment income (loss) to
   average net assets........................           0.60 %          0.50 %          0.06 %         (0.14)%          0.23 %
 Portfolio turnover rate.....................          67.40 %         83.21 %         82.42 %         68.10 %         87.36 %

                                                                         LKCM STRATEGIC TOTAL RETURN
                                                                                 DECEMBER 31,
                                                 ----------------------------------------------------------------------------
                                                     2002            2001            2000            1999            1998
Net asset value, beginning of year...........    $     14.43     $     14.90     $     16.85     $     16.40     $     15.62
                                                 ------------    ------------    ------------    ------------    ------------
 Income from operations:
   Net investment income (loss)..............           0.31            0.34            0.35            0.34            0.39
   Net realized and unrealized gain (loss) on
     investments.............................          (1.82)          (0.66)          (0.97)           1.59            1.09
                                                 ------------    ------------    ------------    ------------    ------------
     Net income (loss) from operations.......          (1.51)          (0.32)          (0.62)           1.93            1.48
                                                 ------------    ------------    ------------    ------------    ------------
 Distributions:
   Dividends from net investment income......          (0.42)          (0.07)          (0.32)          (0.35)          (0.38)
   Distributions from net realized gains on
     investments.............................           0.00           (0.08)          (1.01)          (1.13)          (0.32)
                                                 ------------    ------------    ------------    ------------    ------------
     Total distributions.....................          (0.42)          (0.15)          (1.33)          (1.48)          (0.70)
                                                 ------------    ------------    ------------    ------------    ------------
Net asset value, end of year.................    $     12.50     $     14.43     $     14.90     $     16.85     $     16.40
                                                 ============    ============    ============    ============    ============
Total return.................................         (10.55)%         (2.18)%         (3.76)%         12.07 %          9.64 %
Ratios and supplemental data:
 Net assets at end of year (in thousands)....       $325,790        $451,577        $558,924        $624,416        $592,312
 Ratio of total expenses to average net
   assets....................................           0.87 %          0.89 %          0.85 %          0.86 %          0.86 %
 Ratio of net expenses to average net
   assets....................................           0.87 %          0.89 %          0.85 %          0.86 %          0.86 %
 Ratio of net investment income (loss) to
   average net assets........................           2.28 %          2.37 %          2.20 %          2.02 %          2.43 %
 Portfolio turnover rate.....................          13.93 %         16.16 %         51.66 %         45.42 %         49.20 %

See accompanying notes to the Financial Highlights.
The notes to the financial statements are an integral part of this report.

For the year ended

                                                                          VAN KAMPEN EMERGING GROWTH
                                                                                 DECEMBER 31,
                                                 ----------------------------------------------------------------------------
                                                     2002            2001            2000            1999            1998
Net asset value, beginning of year...........    $     19.44     $     29.66     $     46.01     $     26.92     $     20.37
                                                 ------------    ------------    ------------    ------------    ------------
 Income from operations:
   Net investment income (loss)..............          (0.04)           0.01           (0.13)          (0.15)          (0.08)
   Net realized and unrealized gain (loss) on
     investments.............................          (6.39)          (9.84)          (4.55)          26.83            7.56
                                                 ------------    ------------    ------------    ------------    ------------
     Net income (loss) from operations.......          (6.43)          (9.83)          (4.68)          26.68            7.48
                                                 ------------    ------------    ------------    ------------    ------------
 Distributions:
   Dividends from net investment income......          (0.01)          (0.02)          (0.41)          (0.21)           0.00
   Distributions from net realized gains on
     investments.............................           0.00           (0.37)         (11.26)          (7.38)          (0.93)
                                                 ------------    ------------    ------------    ------------    ------------
     Total distributions.....................          (0.01)          (0.39)         (11.67)          (7.59)          (0.93)
                                                 ------------    ------------    ------------    ------------    ------------
Net asset value, end of year.................    $     13.00     $     19.44     $     29.66     $     46.01     $     26.92
                                                 ============    ============    ============    ============    ============
Total return.................................         (33.06)%        (33.23)%        (11.92)%        105.16 %         37.33 %
Ratios and supplemental data:
 Net assets at end of year (in thousands)....       $652,427      $1,077,677      $1,840,848      $1,916,025        $853,440
 Ratio of total expenses to average net
   assets....................................           0.88 %          0.92 %          0.85 %          0.87 %          0.89 %
 Ratio of net expenses to average net
   assets....................................           0.88 %          0.92 %          0.85 %          0.87 %          0.89 %
 Ratio of net investment income (loss) to
   average net assets........................          (0.27)%          0.06 %         (0.26)%         (0.44)%         (0.36)%
 Portfolio turnover rate.....................         231.11 %        178.14 %        120.78 %        117.72 %         99.50 %

                                                                           DREYFUS SMALL CAP VALUE
                                                                                 DECEMBER 31,
                                                 ----------------------------------------------------------------------------
                                                     2002            2001            2000            1999            1998
Net asset value, beginning of year...........    $     15.72     $     15.62     $     16.51     $     14.14     $     16.41
                                                 ------------    ------------    ------------    ------------    ------------
 Income from operations:
   Net investment income (loss)..............          (0.05)          (0.03)          (0.03)          (0.04)          (0.03)
   Net realized and unrealized gain (loss) on
     investments.............................          (6.24)           4.66            1.87            4.00           (0.13)
                                                 ------------    ------------    ------------    ------------    ------------
     Net income (loss) from operations.......          (6.29)           4.63            1.84            3.96           (0.16)
                                                 ------------    ------------    ------------    ------------    ------------
 Distributions:
   Dividends from net investment income......           0.00            0.00            0.00            0.00           (0.02)
   Distributions from net realized gains on
     investments.............................          (1.80)          (4.53)          (2.73)          (1.59)          (2.09)
                                                 ------------    ------------    ------------    ------------    ------------
     Total distributions.....................          (1.80)          (4.53)          (2.73)          (1.59)          (2.11)
                                                 ------------    ------------    ------------    ------------    ------------
Net asset value, end of year.................    $      7.63     $     15.72     $     15.62     $     16.51     $     14.14
                                                 ============    ============    ============    ============    ============
Total return.................................         (39.46)%         28.79 %         11.02 %         29.39 %         (2.18)%
Ratios and supplemental data:
 Net assets at end of year (in thousands)....       $224,359        $313,685        $213,086        $187,803        $158,662
 Ratio of total expenses to average net
   assets....................................           1.19 %          1.18 %          1.26 %          1.22 %          0.94 %
 Ratio of net expenses to average net
   assets(d).................................           0.88 %          0.91 %          0.91 %          0.90 %          0.86 %
 Ratio of net investment income (loss) to
   average net assets........................          (0.45)%         (0.24)%         (0.23)%         (0.28)%         (0.23)%
 Portfolio turnover rate.....................        132.98 %           172 %           192 %           216 %           183 %

See accompanying notes to the Financial Highlights.
The notes to the financial statements are an integral part of this report.

                                                                            CAPITAL GUARDIAN VALUE
                                                                                 DECEMBER 31,
                                                 ----------------------------------------------------------------------------
                                                     2002            2001            2000            1999            1998
Net asset value, beginning of year...........    $     17.35     $     17.58     $     19.99     $     21.68     $     20.70
                                                 ------------    ------------    ------------    ------------    ------------
 Income from operations:
   Net investment income (loss)..............           0.18            0.16            0.15            0.18            0.22
   Net realized and unrealized gain (loss) on
     investments.............................          (3.75)           1.01            0.68           (0.72)           1.36
                                                 ------------    ------------    ------------    ------------    ------------
     Net income (loss) from operations.......          (3.57)           1.17            0.83           (0.54)           1.58
                                                 ------------    ------------    ------------    ------------    ------------
 Distributions:
   Dividends from net investment income......          (0.11)          (0.14)          (0.19)          (0.24)          (0.22)
   Distributions from net realized gains on
     investments.............................          (0.52)          (1.26)          (3.05)          (0.91)          (0.38)
                                                 ------------    ------------    ------------    ------------    ------------
     Total distributions.....................          (0.63)          (1.40)          (3.24)          (1.15)          (0.60)
                                                 ------------    ------------    ------------    ------------    ------------
Net asset value, end of year.................    $     13.15     $     17.35     $     17.58     $     19.99     $     21.68
                                                 ============    ============    ============    ============    ============
Total return.................................         (20.70)%          6.64 %          5.57 %         (3.06)%          7.56 %
Ratios and supplemental data:
 Net assets at end of year (in thousands)....       $286,725        $217,637        $182,354        $209,653        $246,102
 Ratio of total expenses to average net
   assets....................................           0.91 %          0.95 %          0.93 %          0.95 %          0.85 %
 Ratio of net expenses to average net
   assets(d).................................           0.91 %          0.94 %          0.91 %          0.88 %          0.84 %
 Ratio of net investment income (loss) to
   average net assets........................           1.23 %          1.01 %          0.77 %          0.77 %          1.10 %
 Portfolio turnover rate.....................         39.43 %            55 %            85 %            51 %            19 %

                                                                           ALGER AGGRESSIVE GROWTH
                                                                                 DECEMBER 31,
                                                 ----------------------------------------------------------------------------
                                                     2002            2001            2000            1999            1998
Net asset value, beginning of year...........    $     16.34     $     19.56     $     33.28     $     22.44     $     16.04
                                                 ------------    ------------    ------------    ------------    ------------
 Income from operations:
   Net investment income (loss)..............          (0.07)          (0.03)          (0.09)          (0.15)          (0.04)
   Net realized and unrealized gain (loss) on
     investments.............................          (5.55)          (3.19)         (10.03)          14.95            7.68
                                                 ------------    ------------    ------------    ------------    ------------
     Net income (loss) from operations.......          (5.62)          (3.22)         (10.12)          14.80            7.64
                                                 ------------    ------------    ------------    ------------    ------------
 Distributions:
   Dividends from net investment income......           0.00            0.00           (0.42)          (1.54)          (0.05)
   Distributions from net realized gains on
     investments.............................           0.00            0.00           (3.18)          (2.42)          (1.19)
                                                 ------------    ------------    ------------    ------------    ------------
     Total distributions.....................           0.00            0.00           (3.60)          (3.96)          (1.24)
                                                 ------------    ------------    ------------    ------------    ------------
Net asset value, end of year.................    $     10.72     $     16.34     $     19.56     $     33.28     $     22.44
                                                 ============    ============    ============    ============    ============
Total return.................................         (34.39)%        (16.45)%        (31.33)%         69.02 %         48.69 %
Ratios and supplemental data:
 Net assets at end of year (in thousands)....       $403,301        $682,355        $907,696      $1,117,511        $574,164
 Ratio of total expenses to average net
   assets....................................           0.90 %          0.97 %          0.86 %          0.89 %          0.91 %
 Ratio of net expenses to average net
   assets....................................           0.90 %          0.97 %          0.86 %          0.89 %          0.91 %
 Ratio of net investment income (loss) to
   average net assets........................          (0.49)%         (0.15)%         (0.31)%         (0.56)%         (0.21)%
 Portfolio turnover rate.....................         196.99 %        104.17 %        122.70 %        101.71 %        117.44 %

See accompanying notes to the Financial Highlights.
The notes to the financial statements are an integral part of this report.

For the year ended

                                                                          FEDERATED GROWTH & INCOME
                                                                                 DECEMBER 31,
                                                 ----------------------------------------------------------------------------
                                                     2002            2001            2000            1999            1998
Net asset value, beginning of year...........    $     15.28     $     13.43     $     10.91     $     12.28     $     12.56
                                                 ------------    ------------    ------------    ------------    ------------
 Income from operations:
   Net investment income (loss)..............           0.62            0.64            0.51            0.48            0.53
   Net realized and unrealized gain (loss) on
     investments.............................          (0.48)           1.46            2.65           (1.00)          (0.16)
                                                 ------------    ------------    ------------    ------------    ------------
     Net income (loss) from operations.......           0.14            2.10            3.16           (0.52)           0.37
                                                 ------------    ------------    ------------    ------------    ------------
 Distributions:
   Dividends from net investment income......          (0.35)          (0.25)          (0.63)          (0.75)          (0.55)
   Distributions from net realized gains on
     investments.............................          (0.72)           0.00           (0.01)          (0.10)          (0.10)
                                                 ------------    ------------    ------------    ------------    ------------
     Total distributions.....................          (1.07)          (0.25)          (0.64)          (0.85)          (0.65)
                                                 ------------    ------------    ------------    ------------    ------------
Net asset value, end of year.................    $     14.35     $     15.28     $     13.43     $     10.91     $     12.28
                                                 ============    ============    ============    ============    ============
Total return.................................           0.96 %         15.70 %         29.16 %         (4.45)%          3.05 %
Ratios and supplemental data:
 Net assets at end of year (in thousands)....       $389,120        $281,943        $122,886         $76,280         $87,616
 Ratio of total expenses to average net
   assets....................................           0.81 %          0.86 %          0.86 %          0.89 %          0.90 %
 Ratio of net expenses to average net
   assets....................................           0.81 %          0.86 %          0.86 %          0.89 %          0.90 %
 Ratio of net investment income (loss) to
   average net assets........................           4.11 %          4.39 %          4.31 %          4.01 %          4.35 %
 Portfolio turnover rate.....................         145.88 %        117.05 %        147.18 %        117.14 %         97.17 %

                                                                   TRANSAMERICA U.S. GOVERNMENT SECURITIES
                                                                                 DECEMBER 31,
                                                 ----------------------------------------------------------------------------
                                                     2002            2001            2000            1999            1998
Net asset value, beginning of year...........    $     11.89     $     11.88     $     11.53     $     12.32     $     11.87
                                                 ------------    ------------    ------------    ------------    ------------
 Income from operations:
   Net investment income (loss)..............           0.42            0.36            0.74            0.62            0.40
   Net realized and unrealized gain (loss) on
     investments.............................           0.26            0.23            0.36           (0.73)           0.46
                                                 ------------    ------------    ------------    ------------    ------------
     Net income (loss) from operations.......           0.68            0.59            1.10           (0.11)           0.86
                                                 ------------    ------------    ------------    ------------    ------------
 Distributions:
   Dividends from net investment income......          (0.25)          (0.58)          (0.75)          (0.46)          (0.41)
   Distributions from net realized gains on
     investments.............................           0.00            0.00            0.00           (0.22)           0.00
                                                 ------------    ------------    ------------    ------------    ------------
     Total distributions.....................          (0.25)          (0.58)          (0.75)          (0.68)          (0.41)
                                                 ------------    ------------    ------------    ------------    ------------
Net asset value, end of year.................    $     12.32     $     11.89     $     11.88     $     11.53     $     12.32
                                                 ============    ============    ============    ============    ============
Total return.................................           5.81 %          5.10 %         10.16 %         (0.87)%          7.38 %
Ratios and supplemental data:
 Net assets at end of year (in thousands)....       $284,569        $120,875         $75,182         $83,777         $82,889
 Ratio of total expenses to average net
   assets....................................           0.71 %          0.79 %          0.76 %          0.77 %          0.73 %
 Ratio of net expenses to average net
   assets(d).................................           0.71 %          0.75 %          0.74 %          0.73 %          0.72 %
 Ratio of net investment income (loss) to
   average net assets........................           3.50 %          4.64 %          5.38 %          5.52 %          5.21 %
 Portfolio turnover rate.....................         378.95 %          760 %         1,109 %           596 %           615 %

See accompanying notes to the Financial Highlights.
The notes to the financial statements are an integral part of this report.

                                                                         T. ROWE PRICE EQUITY INCOME
                                                                                 DECEMBER 31,
                                                 ----------------------------------------------------------------------------
                                                     2002            2001            2000            1999            1998
Net asset value, beginning of year...........    $     18.09     $     19.52     $     19.50     $     20.04     $     19.34
                                                 ------------    ------------    ------------    ------------    ------------
 Income from operations:
   Net investment income (loss)..............           0.28            0.24            0.39            0.38            0.35
   Net realized and unrealized gain (loss) on
     investments.............................          (2.58)           0.24            1.78            0.42            1.33
                                                 ------------    ------------    ------------    ------------    ------------
     Net income (loss) from operations.......          (2.30)           0.48            2.17            0.80            1.68
                                                 ------------    ------------    ------------    ------------    ------------
 Distributions:
   Dividends from net investment income......          (0.18)          (0.35)          (0.39)          (0.40)          (0.28)
   Distributions from net realized gains on
     investments.............................          (0.32)          (1.56)          (1.76)          (0.94)          (0.70)
                                                 ------------    ------------    ------------    ------------    ------------
     Total distributions.....................          (0.50)          (1.91)          (2.15)          (1.34)          (0.98)
                                                 ------------    ------------    ------------    ------------    ------------
Net asset value, end of year.................    $     15.29     $     18.09     $     19.52     $     19.50     $     20.04
                                                 ============    ============    ============    ============    ============
Total return.................................         (12.81)%          2.17 %         12.31 %          3.47 %          8.81 %
Ratios and supplemental data:
 Net assets at end of year (in thousands)....       $520,204        $289,420        $257,343        $264,718        $262,328
 Ratio of total expenses to average net
   assets....................................           0.85 %          0.90 %          0.90 %          0.88 %          0.85 %
 Ratio of net expenses to average net
   assets(d).................................           0.85 %          0.90 %          0.90 %          0.87 %          0.85 %
 Ratio of net investment income (loss) to
   average net assets........................           1.72 %          1.48 %          1.98 %          1.89 %          2.18 %
 Portfolio turnover rate.....................          12.24 %           19 %            38 %            35 %            20 %

                                                                          T. ROWE PRICE GROWTH STOCK
                                                                                 DECEMBER 31,
                                                 ----------------------------------------------------------------------------
                                                     2002            2001            2000            1999            1998
Net asset value, beginning of year...........    $     19.56     $     25.62     $     28.73     $     25.60     $     20.78
                                                 ------------    ------------    ------------    ------------    ------------
 Income from operations:
   Net investment income (loss)..............           0.02            0.02            0.00            0.03            0.06
   Net realized and unrealized gain (loss) on
     investments.............................          (4.48)          (2.37)          (0.15)           5.28            5.76
                                                 ------------    ------------    ------------    ------------    ------------
     Net income (loss) from operations.......          (4.46)          (2.35)          (0.15)           5.31            5.82
                                                 ------------    ------------    ------------    ------------    ------------
 Distributions:
   Dividends from net investment income......          (0.01)           0.00           (0.03)          (0.07)          (0.05)
   Distributions from net realized gains on
     investments.............................           0.00           (3.71)          (2.93)          (2.11)          (0.95)
                                                 ------------    ------------    ------------    ------------    ------------
     Total distributions.....................          (0.01)          (3.71)          (2.96)          (2.18)          (1.00)
                                                 ------------    ------------    ------------    ------------    ------------
Net asset value, end of year.................    $     15.09     $     19.56     $     25.62     $     28.73     $     25.60
                                                 ============    ============    ============    ============    ============
Total return.................................         (22.81)%        (10.04)%         (0.51)%         22.19 %         28.67 %
Ratios and supplemental data:
 Net assets at end of year (in thousands)....       $222,912        $229,751        $269,983        $257,879        $194,301
 Ratio of total expenses to average net
   assets....................................           0.92 %          0.93 %          0.91 %          0.88 %          0.87 %
 Ratio of net expenses to average net
   assets(d).................................           0.87 %          0.91 %          0.90 %          0.87 %          0.87 %
 Ratio of net investment income (loss) to
   average net assets........................           0.12 %          0.11 %          0.01 %          0.21 %          0.43 %
 Portfolio turnover rate.....................          48.44 %           67 %            80 %            66 %            58 %

See accompanying notes to the Financial Highlights.
The notes to the financial statements are an integral part of this report.

For the year ended

                                                                         TRANSAMERICA VALUE BALANCED
                                                                                 DECEMBER 31,
                                                 ----------------------------------------------------------------------------
                                                     2002            2001            2000            1999            1998
Net asset value, beginning of year...........    $     13.29     $     13.19     $     12.13     $     13.35     $     13.61
                                                 ------------    ------------    ------------    ------------    ------------
 Income from operations:
   Net investment income (loss)..............           0.33            0.36            0.43            0.39            0.41
   Net realized and unrealized gain (loss) on
     investments.............................          (2.20)          (0.07)           1.68           (1.14)           0.71
                                                 ------------    ------------    ------------    ------------    ------------
       Net income (loss) from operations.....          (1.87)           0.29            2.11           (0.75)           1.12
                                                 ------------    ------------    ------------    ------------    ------------
 Distributions:
   Dividends from net investment income......          (0.28)          (0.19)          (0.55)          (0.41)          (0.39)
   Distributions from net realized gains on
     investments.............................          (0.48)           0.00           (0.50)          (0.06)          (0.99)
                                                 ------------    ------------    ------------    ------------    ------------
     Total distributions.....................          (0.76)          (0.19)          (1.05)          (0.47)          (1.38)
                                                 ------------    ------------    ------------    ------------    ------------
Net asset value, end of year.................    $     10.66     $     13.29     $     13.19     $     12.13     $     13.35
                                                 ============    ============    ============    ============    ============
Total return.................................         (13.82)%          2.16 %         17.55 %         (5.64)%          8.33 %
Ratios and supplemental data:
 Net assets at end of year (in thousands)....       $247,459        $235,355        $215,675        $261,707        $365,738
 Ratio of total expenses to average net
   assets....................................           0.83 %          0.89 %          0.87 %          0.87 %          0.86 %
 Ratio of net expenses to average net
   assets....................................           0.83 %          0.89 %          0.87 %          0.87 %          0.86 %
 Ratio of net investment income (loss) to
   average net assets........................           2.84 %          2.70 %          3.42 %          2.99 %          2.93 %
 Portfolio turnover rate.....................         123.25 %         53.75 %         19.57 %         88.78 %         76.62 %

                                                                            PBHG/NWQ VALUE SELECT
                                                                                 DECEMBER 31,
                                                 ----------------------------------------------------------------------------
                                                     2002            2001            2000            1999            1998
Net asset value, beginning of year...........    $     14.09     $     14.37     $     12.77     $     12.12     $     13.90
                                                 ------------    ------------    ------------    ------------    ------------
 Income from operations:
   Net investment income (loss)..............           0.18            0.15            0.15            0.10            0.12
   Net realized and unrealized gain (loss) on
     investments.............................          (2.17)          (0.41)           1.78            0.85           (0.78)
                                                 ------------    ------------    ------------    ------------    ------------
       Net income (loss) from operations.....          (1.99)          (0.26)           1.93            0.95           (0.66)
                                                 ------------    ------------    ------------    ------------    ------------
 Distributions:
   Dividends from net investment income......          (0.12)          (0.02)          (0.18)          (0.10)          (0.25)
   Distributions from net realized gains on
     investments.............................          (0.35)           0.00           (0.15)          (0.20)          (0.87)
                                                 ------------    ------------    ------------    ------------    ------------
     Total distributions.....................          (0.47)          (0.02)          (0.33)          (0.30)          (1.12)
                                                 ------------    ------------    ------------    ------------    ------------
Net asset value, end of year.................    $     11.63     $     14.09     $     14.37     $     12.77     $     12.12
                                                 ============    ============    ============    ============    ============
Total return.................................         (14.21)%         (1.81)%         15.19 %          7.95 %         (4.78)%
Ratios and supplemental data:
 Net assets at end of year (in thousands)....       $242,152        $165,683        $144,818        $137,158        $157,157
 Ratio of total expenses to average net
   assets....................................           0.89 %          0.94 %          0.88 %          0.90 %          0.89 %
 Ratio of net expenses to average net
   assets....................................           0.89 %          0.94 %          0.88 %          0.90 %          0.89 %
 Ratio of net investment income (loss) to
   average net assets........................           1.40 %          1.07 %          1.10 %          0.77 %          0.89 %
 Portfolio turnover rate.....................         200.24 %         31.41 %         46.34 %         34.19 %         43.60 %

See accompanying notes to the Financial Highlights.
The notes to the financial statements are an integral part of this report.

                                                                             TRANSAMERICA EQUITY
                                                                                 DECEMBER 31,
                                                 ----------------------------------------------------------------------------
                                                     2002            2001            2000            1999            1998
Net asset value, beginning of year...........    $     17.67     $     21.78     $     26.61     $     19.36     $     14.75
                                                 ------------    ------------    ------------    ------------    ------------
 Income from operations:
   Net investment income (loss)..............          (0.04)          (0.07)          (0.14)          (0.09)          (0.01)
   Net realized and unrealized gain (loss) on
     investments.............................          (3.89)          (3.77)          (2.23)           7.40            6.38
                                                 ------------    ------------    ------------    ------------    ------------
     Net income (loss) from operations.......          (3.93)          (3.84)          (2.37)           7.31            6.37
                                                 ------------    ------------    ------------    ------------    ------------
 Distributions:
   Dividends from net investment income......           0.00            0.00            0.00            0.00            0.00
   Distributions from net realized gains on
     investments.............................           0.00           (0.27)          (2.46)          (0.06)          (1.76)
                                                 ------------    ------------    ------------    ------------    ------------
     Total distributions.....................           0.00           (0.27)          (2.46)          (0.06)          (1.76)
                                                 ------------    ------------    ------------    ------------    ------------
Net asset value, end of year.................    $     13.74     $     17.67     $     21.78     $     26.61     $     19.36
                                                 ============    ============    ============    ============    ============
Total return.................................         (22.24)%        (17.63)%         (9.69)%         37.79 %         43.28 %
Ratios and supplemental data:
 Net assets at end of year (in thousands)....       $370,216        $244,735        $254,920        $238,655        $107,892
 Ratio of total expenses to average net
   assets....................................           0.82 %          0.91 %          0.86 %          0.90 %          0.96 %
 Ratio of net expenses to average net
   assets(c).................................           0.82 %          0.85 %          0.85 %          0.85 %          0.85 %
 Ratio of net investment income (loss) to
   average net assets........................          (0.24)%         (0.39)%         (0.60)%         (0.49)%         (0.32)%
 Portfolio turnover rate.....................          22.98 %         51.23 %         37.76 %         28.79 %         34.41 %

                                                                               JENNISON GROWTH
                                                                                 DECEMBER 31,
                                                 ----------------------------------------------------------------------------
                                                     2002            2001            2000            1999            1998
Net asset value, beginning of year...........    $      8.23     $     10.30     $     12.56     $     12.22     $     11.75
                                                 ------------    ------------    ------------    ------------    ------------
 Income from operations:
   Net investment income (loss)..............          (0.01)          (0.02)           0.20            0.18            0.11
   Net realized and unrealized gain (loss) on
     investments.............................          (2.52)          (1.87)          (1.56)           0.41            0.50
                                                 ------------    ------------    ------------    ------------    ------------
     Net income (loss) from operations.......          (2.53)          (1.89)          (1.36)           0.59            0.61
                                                 ------------    ------------    ------------    ------------    ------------
 Distributions:
   Dividends from net investment income......           0.00           (0.18)          (0.18)          (0.13)          (0.05)
   Distributions from net realized gains on
     investments.............................           0.00            0.00           (0.72)          (0.12)          (0.09)
                                                 ------------    ------------    ------------    ------------    ------------
     Total distributions.....................           0.00           (0.18)          (0.90)          (0.25)          (0.14)
                                                 ------------    ------------    ------------    ------------    ------------
Net asset value, end of year.................    $      5.70     $      8.23     $     10.30     $     12.56     $     12.22
                                                 ============    ============    ============    ============    ============
Total return.................................         (30.74)%        (18.54)%        (11.58)%          4.79 %          5.18 %
Ratios and supplemental data:
 Net assets at end of year (in thousands)....       $115,138         $34,245         $36,458         $44,900         $45,506
 Ratio of total expenses to average net
   assets....................................           1.04 %          1.01 %          1.00 %          0.91 %          1.00 %
 Ratio of net expenses to average net
   assets(d).................................           0.99 %          1.01 %          0.93 %          0.85 %          0.98 %
 Ratio of net investment income (loss) to
   average net assets........................          (0.10)%         (0.13)%          1.60 %          1.34 %          1.22 %
 Portfolio turnover rate.....................          67.76 %           78 %           166 %            48 %            43 %

See accompanying notes to the Financial Highlights.
The notes to the financial statements are an integral part of this report.

For the year ended

                                                                        AMERICAN CENTURY INTERNATIONAL
                                                                                 DECEMBER 31,
                                                 ----------------------------------------------------------------------------
                                                     2002            2001            2000            1999            1998
Net asset value, beginning of year...........    $      7.65     $     10.34     $     14.28     $     12.07     $     10.70
                                                 ------------    ------------    ------------    ------------    ------------
 Income from operations:
   Net investment income (loss)..............           0.01            0.07            0.04            0.04            0.03
   Net realized and unrealized gain (loss) on
     investments.............................          (1.63)          (2.45)          (2.15)           2.90            1.35
                                                 ------------    ------------    ------------    ------------    ------------
     Net income (loss) from operations.......          (1.62)          (2.38)          (2.11)           2.94            1.38
                                                 ------------    ------------    ------------    ------------    ------------
 Distributions:
   Dividends from net investment income......          (0.02)          (0.28)          (0.19)          (0.05)          (0.01)
   Distributions from net realized gains on
     investments.............................           0.00           (0.03)          (1.64)          (0.68)           0.00
                                                 ------------    ------------    ------------    ------------    ------------
     Total distributions.....................          (0.02)          (0.31)          (1.83)          (0.73)          (0.01)
                                                 ------------    ------------    ------------    ------------    ------------
Net asset value, end of year.................    $      6.01     $      7.65     $     10.34     $     14.28     $     12.07
                                                 ============    ============    ============    ============    ============
Total return.................................         (21.18)%        (23.44)%        (14.99)%         24.95 %         12.85 %
Ratios and supplemental data:
 Net assets at end of year (in thousands)....       $107,761         $29,985         $36,651         $33,579         $32,149
 Ratio of total expenses to average net
   assets....................................           1.78 %          1.63 %          1.66 %          1.84 %          1.96 %
 Ratio of net expenses to average net
   assets(c).................................           1.49 %          1.20 %          1.30 %          1.50 %          1.50 %
 Ratio of net investment income (loss) to
   average net assets........................           0.23 %          0.78 %          0.29 %          0.31 %          0.30 %
 Portfolio turnover rate.....................         261.37 %        154.25 %        111.83 %         99.77 %         71.74 %

                                                                                GE U.S. EQUITY
                                                                                 DECEMBER 31,
                                                 ----------------------------------------------------------------------------
                                                     2002            2001            2000            1999            1998
Net asset value, beginning of year...........    $     13.52     $     14.98     $     15.79     $     14.42     $     12.23
                                                 ------------    ------------    ------------    ------------    ------------
 Income from operations:
   Net investment income (loss)..............           0.06            0.05            0.07            0.07            0.09
   Net realized and unrealized gain (loss) on
     investments.............................          (2.73)          (1.38)          (0.19)           2.55            2.69
                                                 ------------    ------------    ------------    ------------    ------------
     Net income (loss) from operations.......          (2.67)          (1.33)          (0.12)           2.62            2.78
                                                 ------------    ------------    ------------    ------------    ------------
 Distributions:
   Dividends from net investment income......          (0.06)          (0.02)          (0.11)          (0.51)          (0.48)
   Distributions from net realized gains on
     investments.............................           0.00           (0.11)          (0.58)          (0.74)          (0.11)
                                                 ------------    ------------    ------------    ------------    ------------
     Total distributions.....................          (0.06)          (0.13)          (0.69)          (1.25)          (0.59)
                                                 ------------    ------------    ------------    ------------    ------------
Net asset value, end of year.................    $     10.79     $     13.52     $     14.98     $     15.79     $     14.42
                                                 ============    ============    ============    ============    ============
Total return.................................         (19.80)%         (8.88)%         (0.79)%         18.41 %         22.87 %
Ratios and supplemental data:
 Net assets at end of year (in thousands)....       $121,427        $173,136        $205,761        $179,267        $110,803
 Ratio of total expenses to average net
   assets....................................           0.92 %          0.94 %          0.88 %          0.93 %          1.05 %
 Ratio of net expenses to average net
   assets....................................           0.92 %          0.94 %          0.88 %          0.93 %          1.05 %
 Ratio of net investment income (loss) to
   average net assets........................           0.50 %          0.35 %          0.42 %          0.46 %          0.67 %
 Portfolio turnover rate.....................          32.97 %         53.87 %         39.08 %         44.01 %         63.08 %

See accompanying notes to the Financial Highlights.
The notes to the financial statements are an integral part of this report.

                                                                          J.P. MORGAN ENHANCED INDEX
                                                                                 DECEMBER 31,
                                                 ----------------------------------------------------------------------------
                                                     2002            2001            2000            1999            1998
Net asset value, beginning of year...........    $     13.24     $     15.13     $     18.16     $     16.08     $     12.29
                                                 ------------    ------------    ------------    ------------    ------------
 Income from operations:
   Net investment income (loss)..............           0.08            0.06            0.07            0.08            0.04
   Net realized and unrealized gain (loss) on
     investments.............................          (3.33)          (1.86)          (1.99)           2.78            3.81
                                                 ------------    ------------    ------------    ------------    ------------
     Net income (loss) from operations.......          (3.25)          (1.80)          (1.92)           2.86            3.85
                                                 ------------    ------------    ------------    ------------    ------------
 Distributions:
   Dividends from net investment income......          (0.05)          (0.09)          (0.08)          (0.03)          (0.02)
   Distributions from net realized gains on
     investments.............................           0.00            0.00           (1.03)          (0.75)          (0.04)
                                                 ------------    ------------    ------------    ------------    ------------
     Total distributions.....................          (0.05)          (0.09)          (1.11)          (0.78)          (0.06)
                                                 ------------    ------------    ------------    ------------    ------------
Net asset value, end of year.................    $      9.94     $     13.24     $     15.13     $     18.16     $     16.08
                                                 ============    ============    ============    ============    ============
Total return.................................         (24.59)%        (11.98)%        (10.92)%         18.16 %         31.39 %
Ratios and supplemental data:
 Net assets at end of year (in thousands)....       $159,257        $150,777        $156,517        $153,967         $64,058
 Ratio of total expenses to average net
   assets....................................           0.85 %          0.87 %          0.87 %          0.78 %          1.10 %
 Ratio of net expenses to average net
   assets(d).................................           0.85 %          0.87 %          0.87 %          0.78 %          1.10 %
 Ratio of net investment income (loss) to
   average net assets........................           0.72 %          0.43 %          0.53 %          0.73 %          0.48 %
 Portfolio turnover rate.....................          55.61 %           56 %            68 %            56 %            78 %

                                                                              THIRD AVENUE VALUE
                                                                                 December 31,
                                                 ----------------------------------------------------------------------------
                                                     2002            2001            2000            1999          1998(E)
Net asset value, beginning of year...........    $     14.52     $     13.71     $     10.45     $      9.29     $     10.00
                                                 ------------    ------------    ------------    ------------    ------------
 Income from operations:
   Net investment income (loss)..............           0.06            0.11            0.20            0.16            0.06
   Net realized and unrealized gain (loss) on
     investments.............................          (1.78)           0.73            3.50            1.28           (0.74)
                                                 ------------    ------------    ------------    ------------    ------------
     Net income (loss) from operations.......          (1.72)           0.84            3.70            1.44           (0.68)
                                                 ------------    ------------    ------------    ------------    ------------
 Distributions:
   Dividends from net investment income......          (0.07)          (0.01)          (0.12)          (0.28)          (0.03)
   Distributions from net realized gains on
     investments.............................          (0.34)          (0.02)          (0.32)           0.00            0.00
                                                 ------------    ------------    ------------    ------------    ------------
     Total distributions.....................          (0.41)          (0.03)          (0.44)          (0.28)          (0.03)
                                                 ------------    ------------    ------------    ------------    ------------
Net asset value, end of year.................    $     12.39     $     14.52     $     13.71     $     10.45     $      9.29
                                                 ============    ============    ============    ============    ============
Total return(a)..............................         (11.87)%          6.17 %         35.47 %         15.72 %         (6.84)%
Ratios and supplemental data:
 Net assets at end of year (in thousands)....       $251,993        $163,895         $92,742         $19,217         $18,206
 Ratio of total expenses to average net
   assets(b).................................           0.89 %          0.92 %          0.92 %          1.06 %          1.13 %
 Ratio of net expenses to average net
   assets(b)(c)..............................           0.89 %          0.92 %          0.92 %          1.00 %          1.00 %
 Ratio of net investment income (loss) to
   average net assets(b).....................           0.47 %          0.76 %          1.56 %          1.76 %          0.63 %
 Portfolio turnover rate(a)..................           5.31 %         18.13 %         24.05 %          9.56 %          4.35 %

See accompanying notes to the Financial Highlights.
The notes to the financial statements are an integral part of this report.

For the year ended

                                                                               CAPITAL GUARDIAN GLOBAL
                                                                                     December 31,
                                                     ----------------------------------------------------------------------------
                                                         2002            2001            2000            1999          1998(E)
Net asset value, beginning of year...............    $      10.57    $      12.06    $      15.77    $      10.66    $      10.00
                                                     ------------    ------------    ------------    ------------    ------------
 Income from operations:
   Net investment income (loss)..................            0.01            0.00            0.02           (0.01)           0.07
   Net realized and unrealized gain (loss) on
     investments.................................           (2.07)          (1.22)          (2.37)           5.12            0.59
                                                     ------------    ------------    ------------    ------------    ------------
     Net income (loss) from operations...........           (2.06)          (1.22)          (2.35)           5.11            0.66
                                                     ------------    ------------    ------------    ------------    ------------
 Distributions:
   Dividends from net investment income..........           (0.02)           0.00            0.00            0.00            0.00
   Distributions from net realized gains on
     investments.................................            0.00           (0.27)          (1.36)           0.00            0.00
                                                     ------------    ------------    ------------    ------------    ------------
     Total distributions.........................           (0.02)          (0.27)          (1.36)           0.00            0.00
                                                     ------------    ------------    ------------    ------------    ------------
Net asset value, end of year.....................    $       8.49    $      10.57    $      12.06    $      15.77    $      10.66
                                                     ============    ============    ============    ============    ============
Total return(a)..................................          (19.52)%        (10.36)%        (15.42)%         47.84%           6.60%
Ratios and supplemental data:
 Net assets at end of year (in thousands)........    $    120,447    $     44,477    $     50,351    $     40,770    $     24,865
 Ratio of total expenses to average net
   assets(b).....................................            1.29%           1.35%           1.30%           1.49%           1.55%
 Ratio of net expenses to average net
   assets(b)(d)..................................            1.29%           1.34%           1.28%           1.48%           1.49%
 Ratio of net investment income (loss) to average
   net assets(b).................................            0.17%           0.03%           0.08%          (0.12)%          0.75%
 Portfolio turnover rate(a)......................           33.01%             45%            303%            157%            128%

                                                                            CLARION REAL ESTATE SECURITIES
                                                                                     December 31,
                                                     ----------------------------------------------------------------------------
                                                         2002            2001            2000            1999          1998(E)
Net asset value, beginning of year...............    $      11.21    $      10.32    $       8.06    $       8.51    $      10.00
                                                     ------------    ------------    ------------    ------------    ------------
 Income from operations:
   Net investment income (loss)..................            0.65            0.56            0.59            0.49            0.36
   Net realized and unrealized gain (loss) on
     investments.................................           (0.25)           0.58            1.79           (0.79)          (1.85)
                                                     ------------    ------------    ------------    ------------    ------------
     Net income (loss) from operations...........            0.40            1.14            2.38           (0.30)          (1.49)
                                                     ------------    ------------    ------------    ------------    ------------
 Distributions:
   Dividends from net investment income..........           (0.13)          (0.25)          (0.12)          (0.15)           0.00
   Distributions from net realized gains on
     investments.................................           (0.07)           0.00            0.00            0.00            0.00
                                                     ------------    ------------    ------------    ------------    ------------
     Total distributions.........................           (0.20)          (0.25)          (0.12)          (0.15)           0.00
                                                     ------------    ------------    ------------    ------------    ------------
Net asset value, end of year.....................    $      11.41    $      11.21    $      10.32    $       8.06    $       8.51
                                                     ============    ============    ============    ============    ============
Total return(a)..................................            3.60%          11.05%          29.62%          (3.77)%        (14.93)%
Ratios and supplemental data:
 Net assets at end of year (in thousands)........    $    124,219    $     43,611    $     16,577    $      3,199    $      2,414
 Ratio of total expenses to average net
   assets(b).....................................            0.98%           1.13%           1.71%           2.69%           3.34%
 Ratio of net expenses to average net
   assets(b)(c)..................................            0.98%           1.00%           1.00%           1.00%           1.00%
 Ratio of net investment income (loss) to average
   net assets(b).................................            5.61%           5.25%           6.27%           5.91%           6.03%
 Portfolio turnover rate(a)......................          123.25%         171.63%         291.38%         189.80%         100.80%

See accompanying notes to the Financial Highlights.
The notes to the financial statements are an integral part of this report.

                                                                                MFS HIGH YIELD
                                                                                 December 31,
                                                 ----------------------------------------------------------------------------
                                                     2002            2001            2000            1999          1998(E)
Net asset value, beginning of year...........    $      8.90     $      9.06     $     10.09     $      9.69     $     10.00
                                                 ------------    ------------    ------------    ------------    ------------
 Income from operations:
   Net investment income (loss)..............           0.60            0.69            0.68            0.47            0.25
   Net realized and unrealized gain (loss) on
     investments.............................          (0.43)          (0.34)          (1.18)           0.09           (0.56)
                                                 ------------    ------------    ------------    ------------    ------------
     Net income (loss) from operations.......           0.17            0.35           (0.50)           0.56           (0.31)
                                                 ------------    ------------    ------------    ------------    ------------
 Distributions:
   Dividends from net investment income......          (0.24)          (0.51)          (0.53)          (0.16)           0.00
   Distributions from net realized gains on
     investments.............................           0.00            0.00            0.00            0.00            0.00
                                                 ------------    ------------    ------------    ------------    ------------
     Total distributions.....................          (0.24)          (0.51)          (0.53)          (0.16)           0.00
                                                 ------------    ------------    ------------    ------------    ------------
Net asset value, end of year.................    $      8.83     $      8.90     $      9.06     $     10.09     $      9.69
                                                 ============    ============    ============    ============    ============
Total return(a)..............................           2.07 %          3.78 %         (5.18)%          5.82 %         (3.10)%
Ratios and supplemental data:
 Net assets at end of year (in thousands)....       $256,371         $32,831         $21,733         $20,015          $9,819
 Ratio of total expenses to average net
   assets(b).................................           0.91 %          1.12 %          1.14 %          1.27 %          1.58 %
 Ratio of net expenses to average net
   assets(b)(d)..............................           0.91 %          1.10 %          1.13 %          1.22 %          1.30 %
 Ratio of net investment income (loss) to
   average net assets(b).....................           6.85 %          7.57 %          7.87 %          7.07 %          6.43 %
 Portfolio turnover rate(a)..................         38.22 %            50 %            57 %            77 %            26 %

                                                                                      JANUS GROWTH II
                                                                                        December 31,
                                                                ------------------------------------------------------------
                                                                    2002            2001            2000          1999(E)
Net asset value, beginning of year..........................    $     46.95     $     67.34     $     95.37     $     69.88
                                                                ------------    ------------    ------------    ------------
 Income from operations:
   Net investment income (loss).............................          (0.14)          (0.23)          (0.23)          (0.04)
   Net realized and unrealized gain (loss) on investments...         (14.25)         (18.83)         (27.80)          25.53
                                                                ------------    ------------    ------------    ------------
     Net income (loss) from operations......................         (14.39)         (19.06)         (28.03)          25.49
                                                                ------------    ------------    ------------    ------------
 Distributions:
   Dividends from net investment income.....................           0.00           (1.33)           0.00            0.00
   Distributions from net realized gains on investments.....           0.00            0.00            0.00            0.00
                                                                ------------    ------------    ------------    ------------
     Total distributions....................................           0.00           (1.33)           0.00            0.00
                                                                ------------    ------------    ------------    ------------
Net asset value, end of year................................    $     32.56     $     46.95     $     67.34     $     95.37
                                                                ============    ============    ============    ============
Total return(a).............................................         (30.65)%        (28.72)%        (29.39)%         36.48 %
Ratios and supplemental data:
 Net assets at end of year (in thousands)...................       $240,016        $434,657        $754,184      $1,065,191
 Ratio of total expenses to average net assets(b)...........           0.91 %          0.93 %          0.86 %          0.83 %
 Ratio of net expenses to average net assets(b)(d)..........           0.86 %          0.87 %          0.85 %          0.83 %
 Ratio of net investment income (loss) to average net
   assets(b)................................................          (0.37)%         (0.41)%         (0.24)%         (0.09)%
 Portfolio turnover rate(a).................................         63.41 %            57 %            46 %            43 %

See accompanying notes to the Financial Highlights.
The notes to the financial statements are an integral part of this report.

For the year ended

                                                                                      DREYFUS MID CAP
                                                                                        December 31,
                                                                ------------------------------------------------------------
                                                                    2002            2001            2000          1999(E)
Net asset value, beginning of year..........................    $     11.29     $     11.90     $     10.72     $     10.00
                                                                ------------    ------------    ------------    ------------
 Income from operations:
   Net investment income (loss).............................           0.01            0.01            0.03            0.04
   Net realized and unrealized gain (loss) on investments...          (1.45)          (0.49)           1.36            0.68
                                                                ------------    ------------    ------------    ------------
     Net income (loss) from operations......................          (1.44)          (0.48)           1.39            0.72
                                                                ------------    ------------    ------------    ------------
 Distributions:
   Dividends from net investment income.....................           0.00           (0.12)          (0.21)           0.00
   Distributions from net realized gains on investments.....           0.00           (0.01)           0.00            0.00
                                                                ------------    ------------    ------------    ------------
     Total distributions....................................           0.00           (0.13)          (0.21)           0.00
                                                                ------------    ------------    ------------    ------------
Net asset value, end of year................................    $      9.85     $     11.29     $     11.90     $     10.72
                                                                ============    ============    ============    ============
Total return(a).............................................         (12.72)%         (3.94)%         12.92 %          7.20 %
Ratios and supplemental data:
 Net assets at end of year (in thousands)...................        $50,204         $30,215         $14,714          $3,384
 Ratio of total expenses to average net assets(b)...........           1.14 %          1.34 %          1.90 %          4.89 %
 Ratio of net expenses to average net assets(b)(c)..........           1.00 %          1.00 %          1.00 %          1.00 %
 Ratio of net investment income (loss) to average net
   assets(b)................................................           0.13 %          0.09 %          0.29 %          0.58 %
 Portfolio turnover rate(a).................................          84.87 %         77.66 %        110.82 %         94.19 %

                                                                                       MARSICO GROWTH
                                                                                        DECEMBER 31,
                                                                ------------------------------------------------------------
                                                                    2002            2001            2000          1999(E)
Net asset value, beginning of year..........................    $      9.09     $     10.67     $     11.75     $     10.00
                                                                ------------    ------------    ------------    ------------
 Income from operations:
   Net investment income (loss).............................           0.00            0.02            0.02            0.01
   Net realized and unrealized gain (loss) on investments...          (2.36)          (1.52)          (0.95)           1.74
                                                                ------------    ------------    ------------    ------------
     Net income (loss) from operations......................          (2.36)          (1.50)          (0.93)           1.75
                                                                ------------    ------------    ------------    ------------
 Distributions:
   Dividends from net investment income.....................          (0.01)          (0.07)          (0.10)           0.00
   Distributions from net realized gains on investments.....           0.00           (0.01)          (0.05)           0.00
                                                                ------------    ------------    ------------    ------------
     Total distributions....................................          (0.01)          (0.08)          (0.15)           0.00
                                                                ------------    ------------    ------------    ------------
Net asset value, end of year................................    $      6.72     $      9.09     $     10.67     $     11.75
                                                                ============    ============    ============    ============
Total return(a).............................................         (25.98)%        (14.09)%         (8.02)%         17.50 %
Ratios and supplemental data:
 Net assets at end of year (in thousands)...................       $102,574         $45,382         $20,185          $8,204
 Ratio of total expenses to average net assets(b)...........           1.06 %          1.21 %          1.37 %          2.68 %
 Ratio of net expenses to average net assets(b)(c)..........           1.00 %          1.00 %          1.00 %          1.00 %
 Ratio of net investment income (loss) to average net
   assets(b)................................................          (0.03)%          0.16 %          0.15 %          0.12 %
 Portfolio turnover rate(a).................................         102.88 %         17.38 %         36.51 %         40.46 %

See accompanying notes to the Financial Highlights.
The notes to the financial statements are an integral part of this report.

                                                                                        MUNDER NET50
                                                                                        December 31,
                                                                ------------------------------------------------------------
                                                                    2002            2001            2000          1999(E)
Net asset value, beginning of year..........................    $      8.07     $     10.88     $     11.25     $     10.00
                                                                ------------    ------------    ------------    ------------
 Income from operations:
   Net investment income (loss).............................          (0.05)           0.00            0.08            0.03
   Net realized and unrealized gain (loss) on investments...          (3.05)          (2.76)          (0.14)           1.74
                                                                ------------    ------------    ------------    ------------
     Net income (loss) from operations......................          (3.10)          (2.76)          (0.06)           1.77
                                                                ------------    ------------    ------------    ------------
 Distributions:
   Dividends from net investment income.....................           0.00           (0.05)          (0.26)          (0.52)
   Distributions from net realized gains on investments.....           0.00            0.00           (0.05)           0.00
                                                                ------------    ------------    ------------    ------------
     Total distributions....................................           0.00           (0.05)          (0.31)          (0.52)
                                                                ------------    ------------    ------------    ------------
Net asset value, end of year................................    $      4.97     $      8.07     $     10.88     $     11.25
                                                                ============    ============    ============    ============
Total return(a).............................................         (38.41)%        (25.42)%         (0.62)%         17.82 %
Ratios and supplemental data:
 Net assets at end of year (in thousands)...................        $13,596         $11,245          $6,451          $2,783
 Ratio of total expenses to average net assets(b)...........           1.77 %          1.72 %          2.44 %          5.57 %
 Ratio of net expenses to average net assets(b)(c)..........           1.00 %          1.00 %          1.00 %          1.00 %
 Ratio of net investment income (loss) to average net
   assets(b)................................................          (0.92)%          0.05 %          0.71 %          0.50 %
 Portfolio turnover rate(a).................................          52.14 %        208.04 %        110.38 %        340.66 %

                                                                                    PBHG MID CAP GROWTH
                                                                                        December 31,
                                                                ------------------------------------------------------------
                                                                    2002            2001            2000          1999(E)
Net asset value, beginning of year..........................    $      9.65     $     15.06     $     17.75     $     10.00
                                                                ------------    ------------    ------------    ------------
 Income from operations:
   Net investment income (loss).............................          (0.06)          (0.05)          (0.03)          (0.03)
   Net realized and unrealized gain (loss) on investments...          (2.68)          (5.36)          (2.46)           7.83
                                                                ------------    ------------    ------------    ------------
     Net income (loss) from operations......................          (2.74)          (5.41)          (2.49)           7.80
                                                                ------------    ------------    ------------    ------------
 Distributions:
   Dividends from net investment income.....................           0.00            0.00           (0.20)          (0.05)
   Distributions from net realized gains on investments.....           0.00            0.00            0.00            0.00
                                                                ------------    ------------    ------------    ------------
     Total distributions....................................           0.00            0.00           (0.20)          (0.05)
                                                                ------------    ------------    ------------    ------------
Net asset value, end of year................................    $      6.91     $      9.65     $     15.06     $     17.75
                                                                ============    ============    ============    ============
Total return(a).............................................         (28.39)%        (35.92)%        (14.39)%         78.00 %
Ratios and supplemental data:
 Net assets at end of year (in thousands)...................       $102,815        $139,293        $217,307         $37,201
 Ratio of total expenses to average net assets(b)...........           1.05 %          1.08 %          0.92 %          1.40 %
 Ratio of net expenses to average net assets(b)(c)..........           1.00 %          1.00 %          0.92 %          1.00 %
 Ratio of net investment income (loss) to average net
   assets(b)................................................          (0.78)%         (0.47)%         (0.14)%         (0.30)%
 Portfolio turnover rate(a).................................         174.58 %        177.19 %        132.70 %        155.71 %

See accompanying notes to the Financial Highlights.
The notes to the financial statements are an integral part of this report.

For the year ended

                                                                                      SALOMON ALL CAP
                                                                                        December 31,
                                                                ------------------------------------------------------------
                                                                    2002            2001            2000          1999(E)
Net asset value, beginning of year..........................    $     13.06     $     12.99     $     11.18     $     10.00
                                                                ------------    ------------    ------------    ------------
 Income from operations:
   Net investment income (loss).............................           0.06            0.19            0.14            0.08
   Net realized and unrealized gain (loss) on investments...          (3.28)           0.09            1.90            1.48
                                                                ------------    ------------    ------------    ------------
     Net income (loss) from operations......................          (3.22)           0.28            2.04            1.56
                                                                ------------    ------------    ------------    ------------
 Distributions:
   Dividends from net investment income.....................          (0.10)          (0.20)          (0.20)          (0.38)
   Distributions from net realized gains on investments.....          (0.04)          (0.01)          (0.03)           0.00
                                                                ------------    ------------    ------------    ------------
     Total distributions....................................          (0.14)          (0.21)          (0.23)          (0.38)
                                                                ------------    ------------    ------------    ------------
Net asset value, end of year................................    $      9.70     $     13.06     $     12.99     $     11.18
                                                                ============    ============    ============    ============
Total return(a).............................................         (24.71)%          2.09 %         18.30 %         15.57 %
Ratios and supplemental data:
 Net assets at end of year (in thousands)...................       $308,823        $287,881         $85,730          $6,686
 Ratio of total expenses to average net assets(b)...........           0.91 %          1.00 %          1.25 %          2.87 %
 Ratio of net expenses to average net assets(b)(c)..........           0.91 %          1.00 %          1.00 %          1.00 %
 Ratio of net investment income (loss) to average net
   assets(b)................................................           0.56 %          1.43 %          1.11 %          1.09 %
 Portfolio turnover rate(a).................................         134.48 %         83.12 %        117.91 %        216.29 %

                                                                               T. ROWE PRICE DIVIDEND GROWTH
                                                                                        December 31,
                                                                ------------------------------------------------------------
                                                                    2002            2001            2000          1999(E)
Net asset value, beginning of year..........................    $      9.67     $     10.13     $      9.26     $     10.00
                                                                ------------    ------------    ------------    ------------
 Income from operations:
   Net investment income (loss).............................           0.08            0.09            0.11            0.11
   Net realized and unrealized gain (loss) on investments...          (1.90)          (0.51)           0.80           (0.85)
                                                                ------------    ------------    ------------    ------------
   Net income (loss) from operations........................          (1.82)          (0.42)           0.91           (0.74)
                                                                ------------    ------------    ------------    ------------
 Distributions:
   Dividends from net investment income.....................          (0.04)          (0.04)          (0.04)           0.00
   Distributions from net realized gains on investments.....           0.00            0.00            0.00            0.00
                                                                ------------    ------------    ------------    ------------
     Total distributions....................................          (0.04)          (0.04)          (0.04)           0.00
                                                                ------------    ------------    ------------    ------------
Net asset value, end of year................................    $      7.81     $      9.67     $     10.13     $      9.26
                                                                ============    ============    ============    ============
Total return(a).............................................         (18.82)%         (4.17)%          9.87 %         (7.40)%
Ratios and supplemental data:
   Net assets at end of year (in thousands).................        $55,266         $51,099         $17,637          $8,730
   Ratio of total expenses to average net assets(b).........           1.07 %          1.18 %          1.45 %          2.35 %
   Ratio of net expenses to average net assets(b)(c)........           1.00 %          1.00 %          1.00 %          1.00 %
   Ratio of net investment income (loss) to average net
     assets(b)..............................................           0.97 %          0.94 %          1.19 %          1.75 %
   Portfolio turnover rate(a)...............................          26.28 %         32.18 %         78.20 %         43.76 %

See accompanying notes to the Financial Highlights.
The notes to the financial statements are an integral part of this report.

                                                                                  T. ROWE PRICE SMALL CAP
                                                                                        December 31,
                                                                ------------------------------------------------------------
                                                                    2002            2001            2000          1999(E)
Net asset value, beginning of year..........................    $     10.97     $     12.15     $     13.41     $     10.00
                                                                ------------    ------------    ------------    ------------
 Income from operations:
   Net investment income (loss).............................          (0.07)          (0.08)          (0.08)          (0.03)
   Net realized and unrealized gain (loss) on investments...          (2.93)          (1.10)          (1.04)           3.87
                                                                ------------    ------------    ------------    ------------
     Net income (loss) from operations......................          (3.00)          (1.18)          (1.12)           3.84
                                                                ------------    ------------    ------------    ------------
 Distributions:
   Dividends from net investment income.....................           0.00            0.00           (0.14)          (0.43)
   Distributions from net realized gains on investments.....           0.00            0.00            0.00            0.00
                                                                ------------    ------------    ------------    ------------
     Total distributions....................................           0.00            0.00           (0.14)          (0.43)
                                                                ------------    ------------    ------------    ------------
Net asset value, end of year................................    $      7.97     $     10.97     $     12.15     $     13.41
                                                                ============    ============    ============    ============
Total return(a).............................................         (27.35)%         (9.71)%         (8.45)%         38.49 %
Ratios and supplemental data:
 Net assets at end of year (in thousands)...................       $115,309         $58,099         $30,024          $9,824
 Ratio of total expenses to average net assets(b)...........           0.96 %          1.05 %          1.14 %          2.46 %
 Ratio of net expenses to average net assets(b)(c)..........           0.96 %          1.00 %          1.00 %          1.00 %
 Ratio of net investment income (loss) to average net
   assets(b)................................................          (0.75)%         (0.73)%         (0.57)%         (0.44)%
 Portfolio turnover rate(a).................................          38.91 %         42.09 %         64.53 %        159.02 %

                                                                       GREAT COMPANIES - AMERICA(SM)
                                                                                December 31,
                                                                --------------------------------------------
                                                                    2002            2001          2000(E)
Net asset value, beginning of year..........................    $      9.96     $     11.38     $      10.00
                                                                ------------    ------------    ------------
 Income from operations:
   Net investment income (loss).............................           0.05            0.04             0.04
   Net realized and unrealized gain (loss) on investments...          (2.11)          (1.43)            1.34
                                                                ------------    ------------    ------------
     Net income (loss) from operations......................          (2.06)          (1.39)            1.38
                                                                ------------    ------------    ------------
 Distributions:
   Dividends from net investment income.....................          (0.02)          (0.03)            0.00
   Distributions from net realized gains on investments.....           0.00            0.00             0.00
                                                                ------------    ------------    ------------
     Total distributions....................................          (0.02)          (0.03)            0.00
                                                                ------------    ------------    ------------
Net asset value, end of year................................    $      7.88     $      9.96     $      11.38
                                                                ============    ============    ============
Total return(a).............................................         (20.69)%        (12.20)%        13.80 %
Ratios and supplemental data:
 Net assets at end of year (in thousands)...................       $233,961        $152,874         $83,121
 Ratio of total expenses to average net assets(b)...........           0.88 %          0.89 %         0.91 %
 Ratio of net expenses to average net assets(b).............           0.88 %          0.89 %         0.91 %
 Ratio of net investment income (loss) to average net
   assets(b)................................................           0.54 %          0.39 %         0.52 %
 Portfolio turnover rate(a).................................          30.84 %         69.80 %        14.67 %

See accompanying notes to the Financial Highlights.
The notes to the financial statements are an integral part of this report.

For the year ended

                                                                      GREAT COMPANIES - TECHNOLOGY(SM)
                                                                                December 31,
                                                                --------------------------------------------
                                                                    2002            2001          2000(E)
Net asset value, beginning of year..........................     $     4.25      $     6.74      $    10.00
                                                                 -----------     -----------     -----------
 Income from operations:
   Net investment income (loss).............................          (0.03)          (0.03)          (0.01)
   Net realized and unrealized gain (loss) on investments...          (1.59)          (2.46)          (3.25)
                                                                 -----------     -----------     -----------
     Net income (loss) from operations......................          (1.62)          (2.49)          (3.26)
                                                                 -----------     -----------     -----------
 Distributions:
   Dividends from net investment income.....................           0.00            0.00            0.00
   Distributions from net realized gains on investments.....           0.00            0.00            0.00
                                                                 -----------     -----------     -----------
     Total distributions....................................           0.00            0.00            0.00
                                                                 -----------     -----------     -----------
Net asset value, end of year................................     $     2.63      $     4.25      $     6.74
                                                                 ===========     ===========     ===========
Total return(a).............................................         (38.12)%        (36.94)%        (32.60)%
Ratios and supplemental data:
 Net assets at end of year (in thousands)...................        $53,434         $56,885         $24,159
 Ratio of total expenses to average net assets(b)...........           1.01 %          0.99 %          1.05 %
 Ratio of net expenses to average net assets(b)(c)..........           1.00 %          0.99 %          1.00 %
 Ratio of net investment income (loss) to average net
   assets(b)................................................          (0.79)%         (0.66)%         (0.16)%
 Portfolio turnover rate(a).................................          86.20 %         75.30 %         48.23 %

                                                                        VALUE LINE AGGRESSIVE GROWTH
                                                                                December 31,
                                                                --------------------------------------------
                                                                    2002            2001          2000(E)
Net asset value, beginning of year..........................    $      8.09     $      9.03     $     10.00
                                                                ------------    ------------    ------------
 Income from operations:
   Net investment income (loss).............................          (0.02)          (0.02)           0.00
   Net realized and unrealized gain (loss) on investments...          (1.84)          (0.92)          (0.97)
                                                                ------------    ------------    ------------
     Net income (loss) from operations......................          (1.86)          (0.94)          (0.97)
                                                                ------------    ------------    ------------
 Distributions:
   Dividends from net investment income.....................           0.00            0.00            0.00
   Distributions from net realized gains on investments.....           0.00            0.00            0.00
                                                                ------------    ------------    ------------
     Total distributions....................................           0.00            0.00            0.00
                                                                ------------    ------------    ------------
Net asset value, end of year................................    $      6.23     $      8.09     $      9.03
                                                                ============    ============    ============
Total return(a).............................................         (22.99)%        (10.41)%         (9.70)%
Ratios and supplemental data:
 Net assets at end of year (in thousands)...................         $6,686          $7,730          $5,721
 Ratio of total expenses to average net assets(b)...........           1.79 %          1.56 %          1.86 %
 Ratio of net expenses to average net assets(b)(c)..........           1.00 %          1.00 %          1.00 %
 Ratio of net investment income (loss) to average net
   assets(b)................................................          (0.24)%         (0.21)%         (0.01)%
 Portfolio turnover rate(a).................................          21.67 %         38.30 %         26.13 %

See accompanying notes to the Financial Highlights.
The notes to the financial statements are an integral part of this report.

                                                                           GABELLI GLOBAL GROWTH
                                                                                December 31,
                                                                --------------------------------------------
                                                                    2002            2001          2000(E)
Net asset value, beginning of year..........................    $      8.17     $      9.10     $     10.00
                                                                ------------    ------------    ------------
 Income from operations:
   Net investment income (loss).............................          (0.01)           0.06            0.10
   Net realized and unrealized gain (loss) on investments...          (1.32)          (0.98)          (1.00)
                                                                ------------    ------------    ------------
     Net income (loss) from operations......................          (1.33)          (0.92)          (0.90)
                                                                ------------    ------------    ------------
 Distributions:
   Dividends from net investment income.....................          (0.03)          (0.01)           0.00
   Distributions from net realized gains on investments.....           0.00            0.00            0.00
                                                                ------------    ------------    ------------
     Total distributions....................................          (0.03)          (0.01)           0.00
                                                                ------------    ------------    ------------
Net asset value, end of year................................    $      6.81     $      8.17     $      9.10
                                                                ============    ============    ============
Total return(a).............................................         (16.30)%        (10.11)%         (9.00)%
Ratios and supplemental data:
 Net assets at end of year (in thousands)...................        $93,485         $72,495         $13,551
 Ratio of total expenses to average net assets(b)...........           1.19 %          1.28 %          1.99 %
 Ratio of net expenses to average net assets(b)(c)..........           1.19 %          1.20 %          1.20 %
 Ratio of net investment income (loss) to average net
   assets(b)................................................          (0.12)%          0.68 %          3.32 %
 Portfolio turnover rate(a).................................          97.71 %        109.72 %          5.62 %

                                                                        GREAT COMPANIES - GLOBAL(2)
                                                                                December 31,
                                                                --------------------------------------------
                                                                    2002            2001          2000(E)
Net asset value, beginning of year..........................    $      7.10     $      8.54     $     10.00
                                                                ------------    ------------    ------------
 Income from operations:
   Net investment income (loss).............................           0.01            0.01            0.02
   Net realized and unrealized gain (loss) on investments...          (1.54)          (1.45)          (1.48)
                                                                ------------    ------------    ------------
     Net income (loss) from operations......................          (1.53)          (1.44)          (1.46)
                                                                ------------    ------------    ------------
 Distributions:
   Dividends from net investment income.....................           0.00            0.00            0.00
   Distributions from net realized gains on investments.....           0.00            0.00            0.00
                                                                ------------    ------------    ------------
     Total distributions....................................           0.00            0.00            0.00
                                                                ------------    ------------    ------------
Net asset value, end of year................................    $      5.57     $      7.10     $      8.54
                                                                ============    ============    ============
Total return(a).............................................         (21.51)%        (16.84)%        (14.60)%
Ratios and supplemental data:
 Net assets at end of year (in thousands)...................        $25,495         $16,060          $5,057
 Ratio of total expenses to average net assets(b)...........           1.20 %          1.59 %          3.93 %
 Ratio of net expenses to average net assets(b)(c)..........           1.00 %          1.00 %          1.00 %
 Ratio of net investment income (loss) to average net
   assets(b)................................................           0.24 %          0.12 %          0.53 %
 Portfolio turnover rate(a).................................          41.88 %        105.88 %          6.49 %

See accompanying notes to the Financial Highlights.
The notes to the financial statements are an integral part of this report.

For the year ended

                                                                        CAPITAL GUARDIAN U.S. EQUITY
                                                                                December 31,
                                                                --------------------------------------------
                                                                    2002            2001          2000(E)
Net asset value, beginning of year..........................    $      9.74     $     10.10     $     10.00
                                                                ------------    ------------    ------------
 Income from operations:
   Net investment income (loss).............................           0.03            0.01            0.01
   Net realized and unrealized gain (loss) on investments...          (2.35)          (0.35)           0.09
                                                                ------------    ------------    ------------
     Net income (loss) from operations......................          (2.32)          (0.34)           0.10
                                                                ------------    ------------    ------------
 Distributions:
   Dividends from net investment income.....................          (0.01)          (0.01)           0.00
   Distributions from net realized gains on investments.....           0.02           (0.01)           0.00
                                                                ------------    ------------    ------------
     Total distributions....................................          (0.03)          (0.02)           0.00
                                                                ------------    ------------    ------------
Net asset value, end of year................................    $      7.39     $      9.74     $     10.10
                                                                ============    ============    ============
Total return(a).............................................         (23.80)%         (3.38)%          1.00%
Ratios and supplemental data:
 Net assets at end of year (in thousands)...................       $116,484         $50,334         $33,507
 Ratio of total expenses to average net assets(b)...........           0.98 %          1.09 %          1.13 %
 Ratio of net expenses to average net assets(b)(d)..........           0.98 %          1.08 %          1.13 %
 Ratio of net investment income (loss) to average net
   assets(b)................................................           0.43 %          0.19 %          0.45 %
 Portfolio turnover rate(a).................................         22.69 %            39 %           108 %

                                                                            LKCM CAPITAL GROWTH
                                                                                December 31,
                                                                --------------------------------------------
                                                                    2002            2001          2000(E)
Net asset value, beginning of year..........................    $      6.73     $     11.19     $     10.00
                                                                ------------    ------------    ------------
 Income from operations:
   Net investment income (loss).............................          (0.03)          (0.03)           0.00
   Net realized and unrealized gain (loss) on investments...          (3.68)          (4.33)           1.19
                                                                ------------    ------------    ------------
     Net income (loss) from operations......................          (3.71)          (4.36)           1.19
                                                                ------------    ------------    ------------
 Distributions:
   Dividends from net investment income.....................           0.00           (0.10)           0.00
   Distributions from net realized gains on investments.....           0.00            0.00            0.00
                                                                ------------    ------------    ------------
     Total distributions....................................           0.00           (0.10)           0.00
                                                                ------------    ------------    ------------
Net asset value, end of year................................    $      3.02     $      6.73     $     11.19
                                                                ============    ============    ============
Total return(a).............................................         (55.13)%        (39.00)%         11.90%
Ratios and supplemental data:
 Net assets at end of year (in thousands)...................         $4,624          $6,456            $765
 Ratio of total expenses to average net assets(b)...........           2.04 %          3.18 %          1.00 %
 Ratio of net expenses to average net assets(b)(c)..........           1.00 %          1.00 %          1.00 %
 Ratio of net investment income (loss) to average net
   assets(b)................................................          (0.66)%         (0.41)%          0.39 %
 Portfolio turnover rate(a).................................         175.70 %        183.45 %         41.64 %

See accompanying notes to the Financial Highlights.
The notes to the financial statements are an integral part of this report.

                                                                      AMERICAN CENTURY                  TRANSAMERICA
                                                                      INCOME & GROWTH               GROWTH OPPORTUNITIES
                                                                        December 31,                    December 31,
                                                                ----------------------------    ----------------------------
                                                                    2002          2001(E)           2002          2001(E)
Net asset value, beginning of year..........................    $      9.48     $     10.00     $     11.18     $     10.00
                                                                ------------    ------------    ------------    ------------
 Income from operations:
   Net investment income (loss).............................           0.06            0.03           (0.05)          (0.01)
   Net realized and unrealized gain (loss) on investments...          (1.90)          (0.55)          (1.55)           1.19
                                                                ------------    ------------    ------------    ------------
     Net income (loss) from operations......................          (1.84)          (0.52)          (1.60)           1.18
                                                                ------------    ------------    ------------    ------------
 Distributions:
   Dividends from net investment income.....................           0.00            0.00            0.00            0.00
   Distributions from net realized gains on investments.....           0.00            0.00            0.00            0.00
                                                                ------------    ------------    ------------    ------------
     Total distributions....................................           0.00            0.00            0.00            0.00
                                                                ------------    ------------    ------------    ------------
Net asset value, end of year................................    $      7.64     $      9.48     $      9.58     $     11.18
                                                                ============    ============    ============    ============
Total return(a).............................................         (19.38)%         (5.20)%        (14.31)%         11.80%
Ratios and supplemental data:
 Net assets at end of year (in thousands)...................        $34,898          $6,785         $95,613          $5,581
 Ratio of total expenses to average net assets(b)...........           1.54 %          5.95 %          1.12 %          5.89 %
 Ratio of net expenses to average net assets(b)(c)..........           1.40 %          1.40 %          1.12 %          1.20 %
 Ratio of net investment income (loss) to average net
   assets(b)................................................           0.76 %          0.50 %         (0.49)%         (0.47)%
 Portfolio turnover rate(a).................................          94.07 %         46.51 %         13.50 %          3.96 %

                                                                      BLACKROCK GLOBAL                BLACKROCK LARGE
                                                                    SCIENCE & TECHNOLOGY                 CAP VALUE
                                                                        December 31,                    December 31,
                                                                ----------------------------    ----------------------------
                                                                    2002          2001(E)           2002          2001(E)
Net asset value, beginning of year..........................    $     10.45     $     10.00     $      9.65     $     10.00
                                                                ------------    ------------    ------------    ------------
 Income from operations:
   Net investment income (loss).............................          (0.08)          (0.04)           0.02            0.01
   Net realized and unrealized gain (loss) on investments...          (3.72)           0.49           (2.31)          (0.36)
                                                                ------------    ------------    ------------    ------------
     Net income (loss) from operations......................          (3.80)           0.45           (2.29)          (0.35)
                                                                ------------    ------------    ------------    ------------
 Distributions:
   Dividends from net investment income.....................           0.00            0.00           (0.01)           0.00
   Distributions from net realized gains on investments.....           0.00            0.00            0.00            0.00
                                                                ------------    ------------    ------------    ------------
     Total distributions....................................           0.00            0.00           (0.01)           0.00
                                                                ------------    ------------    ------------    ------------
Net asset value, end of year................................    $      6.65     $     10.45     $      7.35     $      9.65
                                                                ============    ============    ============    ============
Total return(a).............................................         (36.36)%          4.50%         (23.74)%         (3.50)%
Ratios and supplemental data:
 Net assets at end of year (in thousands)...................         $3,636          $1,049            $775          $1,011
 Ratio of total expenses to average net assets(b)...........           6.65 %         10.75 %          8.79 %          8.63 %
 Ratio of net expenses to average net assets(b)(c)..........           1.40 %          1.40 %          1.30 %          1.30 %
 Ratio of net investment income (loss) to average net
   assets(b)................................................          (1.10)%         (1.16)%          0.28 %          0.31 %
 Portfolio turnover rate(a).................................         356.31 %        224.99 %        145.68 %         30.66 %

See accompanying notes to the Financial Highlights.
The notes to the financial statements are an integral part of this report.

For the year ended

                                                                       BLACKROCK MID             AGGRESSIVE     CONSERVATIVE
                                                                         CAP GROWTH                ASSET           ASSET
                                                                        December 31,             ALLOCATION      ALLOCATION
                                                                ----------------------------    December 31,    December 31,
                                                                    2002          2001(E)         2002(E)         2002(E)
Net asset value, beginning of year..........................    $     10.28     $     10.00     $     10.00     $     10.00
                                                                ------------    ------------    ------------    ------------
 Income from operations:
   Net investment income (loss).............................          (0.06)          (0.03)           0.08            0.06
   Net realized and unrealized gain (loss) on investments...          (2.79)           0.31           (1.91)          (0.97)
                                                                ------------    ------------    ------------    ------------
     Net income (loss) from operations......................          (2.85)           0.28           (1.83)          (0.91)
                                                                ------------    ------------    ------------    ------------
 Distributions:
   Dividends from net investment income.....................           0.00            0.00            0.00            0.00
   Distributions from net realized gains on investments.....           0.00            0.00            0.00            0.00
                                                                ------------    ------------    ------------    ------------
     Total distributions....................................           0.00            0.00            0.00            0.00
                                                                ------------    ------------    ------------    ------------
Net asset value, end of year................................    $      7.43     $     10.28     $      8.17     $      9.09
                                                                ============    ============    ============    ============
Total return(a).............................................         (27.72)%          2.80%         (18.30)%         (9.10)%
Ratios and supplemental data:
 Net assets at end of year (in thousands)...................         $6,991          $1,058        $156,176        $169,834
 Ratio of total expenses to average net assets(b)...........           4.05 %          9.52 %          0.21 %          0.19 %
 Ratio of net expenses to average net assets(b).............           1.30 %(c)        1.30 %(c)        0.21 %        0.19 %
 Ratio of net investment income (loss) to average net
   assets(b)................................................          (0.80)%         (0.78)%          1.43 %          1.07 %
 Portfolio turnover rate(a).................................         189.08 %        147.73 %         19.99 %         28.27 %

                                                                                                 MODERATELY
                                                                                  MODERATE       AGGRESSIVE
                                                                   JANUS           ASSET           ASSET        PIMCO TOTAL
                                                                  BALANCED       ALLOCATION      ALLOCATION        RETURN
                                                                December 31,    December 31,    December 31,    December 31,
                                                                  2002(E)         2002(e)         2002(e)         2002(e)
Net asset value, beginning of year..........................    $     10.00     $     10.00     $     10.00     $     10.00
                                                                ------------    ------------    ------------    ------------
 Income from operations:
   Net investment income (loss).............................           0.07            0.06            0.08            0.20
   Net realized and unrealized gain (loss) on investments...          (0.58)          (1.25)          (1.56)           0.42
                                                                ------------    ------------    ------------    ------------
     Net income (loss) from operations......................          (0.51)          (1.19)          (1.48)           0.62
                                                                ------------    ------------    ------------    ------------
 Distributions:
   Dividends from net investment income.....................           0.00            0.00            0.00            0.00
   Distributions from net realized gains on investments.....           0.00            0.00            0.00            0.00
                                                                ------------    ------------    ------------    ------------
     Total distributions....................................           0.00            0.00            0.00            0.00
                                                                ------------    ------------    ------------    ------------
Net asset value, end of year................................    $      9.49     $      8.81     $      8.52     $     10.62
                                                                ============    ============    ============    ============
Total return(a).............................................          (5.10)%        (11.90)%        (14.80)%          6.20%
Ratios and supplemental data:
 Net assets at end of year (in thousands)...................        $37,233        $405,684        $396,608        $385,405
 Ratio of total expenses to average net assets(b)...........           1.59 %          0.15 %          0.15 %          0.78 %
 Ratio of net expenses to average net assets(b).............           1.40 %(c)        0.15 %         0.15 %          0.78 %
 Ratio of net investment income (loss) to average net
   assets(b)................................................           1.08 %          1.03 %          1.33 %          2.86 %
 Portfolio turnover rate(a).................................          42.49 %         20.60 %         22.84 %        301.95 %

See accompanying notes to the Financial Highlights.
The notes to the financial statements are an integral part of this report.

                                                                TRANSAMERICA
                                                                CONVERTIBLE       SELECT+
                                                                 SECURITIES      AGGRESSIVE
                                                                December 31,    December 31,
                                                                  2002(E)         2002(e)
Net asset value, beginning of year..........................    $     10.00     $     10.00
                                                                ------------    ------------
 Income from operations:
   Net investment income (loss).............................           0.17            0.00
   Net realized and unrealized gain (loss) on investments...          (0.85)          (0.24)
                                                                ------------    ------------
     Net income (loss) from operations......................          (0.68)          (0.24)
                                                                ------------    ------------
 Distributions:
   Dividends from net investment income.....................           0.00            0.00
   Distributions from net realized gains on investments.....           0.00            0.00
                                                                ------------    ------------
     Total distributions....................................           0.00            0.00
                                                                ------------    ------------
Net asset value, end of year................................    $      9.32     $      9.76
                                                                ============    ============
Total return(a).............................................          (6.80)%         (2.40)%
Ratios and supplemental data:
 Net assets at end of year (in thousands)...................        $82,148             $98
 Ratio of total expenses to average net assets(b)...........           1.08 %         77.92 %
 Ratio of net expenses to average net assets(b).............           1.08 %          0.55 %(c)
 Ratio of net investment income (loss) to average net
   assets(b)................................................           2.73 %         (0.49)%
 Portfolio turnover rate(a).................................          72.16 %          0.00 %


                                                                  SELECT+       SELECT+ GROWTH
                                                                CONSERVATIVE       & INCOME
                                                                December 31,     December 31,
                                                                  2002(E)          2002(e)
Net asset value, beginning of year..........................    $     10.00       $     10.00
                                                                ------------      ------------
 Income from operations:
   Net investment income (loss).............................           0.00              0.00
   Net realized and unrealized gain (loss) on investments...           0.03             (0.12)
                                                                ------------      ------------
     Net income (loss) from operations......................           0.03             (0.12)
                                                                ------------      ------------
 Distributions:
   Dividends from net investment income.....................           0.00              0.00
   Distributions from net realized gains on investments.....           0.00              0.00
                                                                ------------      ------------
     Total distributions....................................           0.00              0.00
                                                                ------------      ------------
Net asset value, end of year................................    $     10.03       $      9.88
                                                                ============      ============
Total return(a).............................................           0.30 %           (1.20)%
Ratios and supplemental data:
 Net assets at end of year (in thousands)...................           $112            $1,045
 Ratio of total expenses to average net assets(b)...........          72.67 %           17.63 %
 Ratio of net expenses to average net assets(b)(c)..........           0.55 %            0.55 %
 Ratio of net investment income (loss) to average net
   assets(b)................................................          (0.49)%           (0.49)%
 Portfolio turnover rate(a).................................           0.00 %            0.00 %

See accompanying notes to the Financial Highlights.
The notes to the financial statements are an integral part of this report.

NOTES TO FINANCIAL HIGHLIGHTS:

Per share information has been computed using average shares outstanding throughout each period. Amounts indicated by 0.00 are either zero or less than one-half of a penny. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(a) Total return and portfolio turnover rates are not annualized for periods of less than one year.

(b) Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.

(c) Ratio of net expenses to average net assets is net of the advisory fee waiver (See Note 2A) and fees paid indirectly (See Note 1L).

(d) For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Please see Note 1 of the Notes to Financial Statements for the date the portfolio commenced operations.



The notes to the financial statements are an integral part of this report.

NOTES TO THE FINANCIAL STATEMENTS
At December 31, 2002
(all amounts in thousands)

NOTE 1 -- ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. (collectively referred to as the "Fund" and individually as a "portfolio") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Each period reported within the Annual Report reflects a full twelve-month period, except as follows:

                PORTFOLIO                   INCEPTION DATE
                ---------                   --------------
Third Avenue Value........................    01/02/1998
Capital Guardian Global...................    02/03/1998
Clarion Real Estate Securities............    05/01/1998
MFS High Yield............................    06/01/1998
Janus Growth II...........................    05/01/1999
Dreyfus Mid Cap...........................    05/03/1999
Marsico Growth............................    05/03/1999
Munder Net50..............................    05/03/1999
PBHG Mid Cap Growth.......................    05/03/1999
Salomon All Cap...........................    05/03/1999
T. Rowe Price Dividend Growth.............    05/03/1999
T. Rowe Price Small Cap...................    05/03/1999
Great Companies - America(SM).............    05/01/2000
Great Companies - Technology(SM)..........    05/01/2000
Value Line Aggressive Growth..............    05/01/2000
Gabelli Global Growth.....................    09/01/2000
Great Companies - Global(2)...............    09/01/2000
Capital Guardian U.S. Equity..............    10/09/2000
LKCM Capital Growth.......................    12/01/2000
American Century Income & Growth..........    05/01/2001
Transamerica Growth Opportunities.........    05/02/2001
BlackRock Global Science & Technology.....    08/17/2001
BlackRock Large Cap Value.................    08/17/2001
BlackRock Mid Cap Growth..................    08/17/2001
Aggressive Asset Allocation...............    05/01/2002
Conservative Asset Allocation.............    05/01/2002
Janus Balanced............................    05/01/2002
Moderate Asset Allocation.................    05/01/2002
Moderately Aggressive Asset Allocation....    05/01/2002
PIMCO Total Return........................    05/01/2002
Transamerica Convertible Securities.......    05/01/2002
Select+ Aggressive........................    12/05/2002
Select+ Conservative......................    12/05/2002
Select+ Growth & Income...................    12/05/2002

See the Prospectus and the Statement of Additional Information for a description of each portfolio's investment objective.

The following portfolio changes became effective during the year ended December 31, 2002:

TRANSAMERICA MONEY MARKET
-------------------------
  Formerly:            J.P. Morgan Money Market
  Subadvisor:          Transamerica Investment Management LLC
  Former sub-advisor:  J.P. Morgan Investment Management,
                       Inc.

  See Note 5 regarding details of fund merger.

AEGON BOND
----------
  Sub-advisor:         Banc One Investment Advisors
                       Corporation
  Former sub-advisor:  AEGON USA Investment Management, Inc.

AMERICAN CENTURY INTERNATIONAL
------------------------------
  Formerly:            International Equity

  See Note 5 regarding details of fund merger.

PBHG/NWQ VALUE SELECT
---------------------
  Formerly:            NWQ Value Equity
  Sub-advisors:        Pilgrim Baxter & Associates, Ltd.
                       NWQ Investment Management Company,
                       Inc.
  Former sub-advisor:  NWQ Investment Management Company,
                       Inc.

CLARION REAL ESTATE SECURITIES
------------------------------
  Formerly:            J.P. Morgan Real Estate Securities
  Sub-advisor:         Clarion CRA Securities, Inc.
  Former sub-advisor:  J.P. Morgan Investment Management,
                       Inc.

   MARSICO GROWTH
   --------------
  Formerly:            Goldman Sachs Growth
  Sub-advisor:         Marsico Capital Management, LLC
  Former sub-advisor:  Goldman Sachs Asset Management

See Note 5 regarding other mergers effecting the portfolios of the Fund.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be material.

A. VALUATION OF INVESTMENTS

The securities held by Transamerica Money Market and Van Kampen Money Market are valued on the basis of amortized cost, which approximates market value.

Securities held by the remaining portfolios are valued at market value, except for short-term debt and option contracts. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Option contracts are valued at the average of the bid and ask ("Mean Quote") established each day at the close of the board of trade or exchange on which they are traded. All other securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Bonds are valued using prices quoted by independent pricing services. Securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

For Aggressive Asset Allocation, Conservative Asset Allocation, Moderate Asset Allocation, Moderately Aggressive Asset Allocation, Select+ Aggressive, Select+ Conservative and Select+ Growth & Income, Investments are valued at the net asset value of the underlying portfolios of the Fund. The net asset value of the underlying portfolios is determined after the close of the New York Stock Exchange (generally 4:00 p.m. eastern time) on the valuation date.

At December 31, 2002
(all amounts in thousands)

NOTE 1 -- (CONTINUED)

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

Dividends and net realized gain (loss) from investment securities for Aggressive Asset Allocation, Conservative Asset Allocation, Moderate Asset Allocation and Moderately Aggressive Allocation are from investment in shares of affiliated investment companies.

C. FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment is acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments. Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment securities transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received. Foreign currency denominated assets may involve risks not typically associated with domestic transactions including, but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of political or economic instability.

D. FORWARD FOREIGN CURRENCY CONTRACTS

Certain portfolios of the Fund are authorized to enter into forward foreign currency contracts for the purpose of hedging against exchange risk arising from current or anticipated investments in securities denominated in foreign currencies. Forward foreign currency contracts are valued at the contractual forward rate and are marked-to-market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed the gain or loss is realized. Risks may arise from unanticipated movements in the currency's value relative to the U.S. dollar and from the possible inability of counterparties to meet the terms of their contracts. Any open forward currency contracts at December 31, 2002, are listed in the Schedule of Investments.

E. FUTURES OPTIONS AND SWAPTIONS CONTRACTS

Certain portfolios of the Fund are authorized to enter into futures and/or options contracts to manage exposure to market, interest rate or currency fluctuations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Option contracts are valued at the average of the bid and ask ("Mean Quote") established each day at the close of the board of trade or exchange on which they are traded. The primary risks associated with the use of futures and options contracts is imperfect correlation between the change in the value of the futures and options contracts and the market value of the securities held, the possibility of an illiquid market and the inability of the counter-party to meet the terms of their contracts. When a portfolio writes a covered call or put option, an amount equal to the premium received by the portfolio is included in the portfolio's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written.

Certain portfolios of the Fund are authorized to write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the portfolios represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract on a future date. If a written call option is exercised, the writer will enter a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked to market daily based upon quotations from market makers.

When a portfolio writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the swaption. Changes in the value of the swaption are reported as unrealized gains or losses in options in the Statement of Assets and Liabilities. Gain or loss is recognized when the swaption contract expires or is closed. Premiums received from writing swaptions that expire or are exercised are treated by the portfolio as realized gains from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss.

Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk in excess of the amounts reported in the Statement of Assets and Liabilities, associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, the portfolios enter into swaption contracts with counterparties whose creditworthiness has been approved by the Board of Directors. The portfolios bear the market risk arising from any change in index values or interest rates.

The underlying face amounts of any open futures, option or swaption contracts at December 31, 2002, are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the accompanying Statements of Assets and Liabilities. Variation margin represents the additional payments due or excess deposits made in order to maintain the equity account at the required margin level.

Transactions in written options and swaptions were as follows:

            PORTFOLIO               CONTRACTS*   PREMIUM
            ---------               ----------   -------
Transamerica Value Balanced
  Balance at 12/31/01.............      29,247   $ 6,465
  Written.........................      30,137     5,891
  Exercised.......................      (9,488)   (2,003)
  Expired.........................     (22,625)   (4,369)
  Sold............................      (8,020)   (1,232)
                                    ----------   -------
  Balance as of 12/31/02..........      19,251   $ 4,752
                                    ==========   =======

At December 31, 2002
(all amounts in thousands)

NOTE 1 -- (CONTINUED)


            PORTFOLIO               CONTRACTS*   PREMIUM
            ---------               ----------   -------
PIMCO Total Return
  Balance at Inception                       0   $     0
    (05/01/02)....................
  Written.........................  85,400,267       980
  Exercised.......................           0         0
  Expired.........................        (139)      (44)
  Sold............................          (3)       (1)
                                    ----------   -------
  Balance as of 12/31/02..........  85,400,125   $   935
                                    ==========   =======
Jennison Growth
  Balance at 12/31/01.............           0   $     0
  Written.........................         107        17
  Exercised.......................           0         0
  Expired.........................         (80)      (12)
  Sold............................         (27)       (5)
                                    ----------   -------
  Balance as of 12/31/02..........           0   $     0
                                    ==========   =======

---------------
* Contracts not in thousands. For PIMCO Total Return, the Contract Balance as of 12/31/02 includes $85,400,000 Notional Amount of Swaption Contracts.

F. SECURITIES LENDING

Certain portfolios of the Fund may lend securities to enhance earnings by investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, Investors Bank and Trust ("IBT"), as a lending agent to administer its securities lending program. IBT earns a portion of program net income for its services. When a portfolio makes a securities loan, it receives cash collateral as protection against risk the borrower will default on the loan, and records an asset for the cash/invested collateral and a liability for the return of the collateral. The securities that are on loan continue to be included in investment securities at market value in the Statement of Assets and Liabilities and in the Schedule of Investments.

Loans of securities are required to be secured by collateral at least 102% of the market value of the securities at inception of the loan and not less than 100% thereafter. A portfolio may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. Agency Obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in market value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of a portfolio. A portfolio may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT indemnifies a portfolio by purchasing replacement securities for the portfolio at its own expense and will claim the collateral to fund such a purchase. IBT will absorb the loss (if any) if the collateral value is not sufficient to cover the cost of replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the portfolio(s). Information regarding securities lending as of December 31, 2002, is as follows:

                                          MARKET
                                         VALUE OF       VALUE OF
                                        SECURITIES   COLLATERAL AND
         PORTFOLIO            INCOME*    ON LOAN     INDEMNIFICATION
         ---------            -------   ----------   ---------------
AEGON Bond..................   $ 35      $ 7,055         $ 7,376
Janus Growth................    248       60,564          62,417
Van Kampen Active
  International
  Allocation................     43        8,207           8,691
Van Kampen Asset
  Allocation................     21       17,053          17,525
Janus Global................    278       50,665          52,146
LKCM Strategic Total
  Return....................     28        9,324           9,593
Van Kampen Emerging
  Growth....................    170       28,518          29,861
Dreyfus Small Cap Value.....    136       38,463          41,402
Capital Guardian Value......     29       22,142          23,111
Alger Aggressive Growth.....    122       27,134          28,384
Federated Growth & Income...     93       42,093          43,926
Transamerica U.S. Government
  Securities................    167       76,886          79,596
T. Rowe Price Equity
  Income....................     26       25,619          27,131
T. Rowe Price Growth
  Stock.....................     19       20,256          20,912
Transamerica Value
  Balanced..................     71       36,338          37,460
PBHG/NWQ Value Select.......     27       15,666          16,862
Transamerica Equity.........     39       50,863          52,452
Jennison Growth.............      5        7,804           7,974
American Century
  International.............     28        9,038           9,605
GE U.S. Equity..............     12       12,647          13,113
J.P. Morgan Enhanced
  Index.....................      9       10,706          11,211
Third Avenue Value..........     72       52,071          54,062
Capital Guardian Global.....     16        9,692          10,175
Clarion Real Estate
  Securities................     12       12,321          12,686
MFS High Yield..............     28       19,486          20,428
Janus Growth II.............     41       18,416          18,970
Dreyfus Mid Cap.............     19        6,192           6,440
Marsico Growth..............      5       10,056          10,337
PBHG Mid Cap Growth.........     42       18,840          19,610
Salomon All Cap.............    123       33,921          36,677
T. Rowe Price Dividend
  Growth....................      6        2,677           2,759
T. Rowe Price Small Cap.....     29       20,262          21,057
Great
  Companies - America(SM)...     18        2,823           2,884
Great
Companies - Technology(SM)..      3        3,840           4,031
Gabelli Global Growth.......     32        5,641           6,009
Great
  Companies - Global(2).....      6        2,030           2,122
Capital Guardian U.S.
  Equity....................     14       16,842          17,578
Transamerica Growth
  Opportunities.............     10       16,906          17,571

---------------

* Securities lending income is included in Interest income in the Statement of Operations.

G. DIVIDENDS AND DISTRIBUTIONS

Dividends of Transamerica Money Market and Van Kampen Money Market are declared daily and reinvested monthly.

Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

An investment in a real estate investment trust ("REIT") equity security may result in the receipt of income in excess of the security's earnings. This excess amount may not be determinable at the time of receipt. Amounts distributed, which are subsequently

At December 31, 2002
(all amounts in thousands)

NOTE 1 -- (CONTINUED)

determined to exceed the security's earnings, would constitute a return of capital to the portfolio for federal income tax purposes.

H. REAL ESTATE INVESTMENT TRUSTS

There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates. Since Clarion Real Estate Securities invests primarily in real estate related securities, the value of its shares may fluctuate more widely than the value of shares of a portfolio that invests in a broader range of industries.

I. TBA PURCHASE COMMITMENTS

Certain portfolios of the Fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Valuation of Investments" (See Note
1A).

J. REPURCHASE AGREEMENTS

Certain of the portfolios of the Fund are authorized to enter into repurchase agreements. The portfolio, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

K. CASH

The portfolios may leave cash overnight in their cash accounts with IBT. IBT has been contracted on behalf of the portfolios to invest the excess cash into a savings account, which as of December 31, 2002, was paying an interest rate of 1.00%.

At December 31, 2002, some of the portfolios of the Fund were in a cash overdraft. The amount of the cash overdraft is included as Due to Custodian in the accompanying Statement of Assets and Liabilities. The portfolios pay monthly overdraft charges based on the average daily overdraft balance during the month. The average balance is multiplied by a rate equal to 0.50% plus the federal funds rate. As of December 31, 2002, this rate was 2.25%.

L. EXPENSE OFFSET ARRANGEMENTS

The Sub-Advisers have been requested to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to share the brokerage commissions with the Fund's distributor. The recaptured commissions are used solely to promote the marketing of the Fund's shares and are included in Fees paid indirectly in the Statement of Operations. The recaptured commissions are added to Marketing fees paid indirectly to reflect total portfolio expenses. Recaptured commissions during the year ended December 31, 2002, are summarized as follows:

                                             RECAPTURED
                 PORTFOLIO                   COMMISSIONS
                 ---------                   -----------
Van Kampen Asset Allocation................     $ 42
Dreyfus Small Cap Value....................      842
T. Rowe Price Equity Income................        1
T. Rowe Price Growth Stock.................      103
Jennison Growth............................       26
Janus Growth II............................      137

NOTE 2 -- INVESTMENT ADVISORY AND TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. (AEGON/Transamerica Advisers") is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/Transamerica Services") provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.

A. INVESTMENT ADVISORY FEES

The portfolios pay advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the respective portfolio. AEGON/Transamerica Advisers currently voluntarily waives its advisory fees to the extent a portfolio's normal operating expenses exceed the stated annual limit.

                                        ADVISORY   EXPENSE
              PORTFOLIO                   FEE       LIMIT
              ---------                 --------   -------
AEGON Bond............................   0.45%     0.70%
Janus Growth..........................   0.80%     1.00%
Transamerica Money Market(1)..........   0.35%     0.70%
Van Kampen Active International          0.90%       n/a
  Allocation..........................
Van Kampen Asset Allocation...........   0.75%       n/a
Van Kampen Money Market...............   0.50%       n/a
Janus Global..........................   0.80%     1.00%
LKCM Strategic Total Return...........   0.80%     1.00%
Van Kampen Emerging Growth............   0.80%     1.00%
Dreyfus Small Cap Value...............   0.80%       n/a
Capital Guardian Value(2).............   0.85%       n/a
Alger Aggressive Growth...............   0.80%     1.00%
Federated Growth & Income.............   0.75%     1.00%
Transamerica U.S. Government             0.65%       n/a
  Securities..........................
T. Rowe Price Equity Income...........   0.80%       n/a
T. Rowe Price Growth Stock............   0.80%       n/a
Transamerica Value Balanced...........   0.75%     1.00%
PBHG/NWQ Value Select.................   0.80%     1.00%
Transamerica Equity...................   0.75%     0.85%
Jennison Growth.......................   0.85%       n/a
American Century International(3).....   1.00%     1.50%
GE U.S. Equity........................   0.80%     1.00%
J.P. Morgan Enhanced Index............   0.75%       n/a
Third Avenue Value....................   0.80%     1.00%
Capital Guardian Global(4)............   1.05%       n/a
Clarion Real Estate Securities........   0.80%     1.00%
MFS High Yield........................  0.775%       n/a
Janus Growth II.......................   0.80%       n/a
Dreyfus Mid Cap(5)....................   0.85%     1.00%

At December 31, 2002
(all amounts in thousands)

NOTE 2 -- (CONTINUED)


                                        ADVISORY   EXPENSE
              PORTFOLIO                   FEE       LIMIT
              ---------                 --------   -------
Marsico Growth(6).....................   0.80%     1.00%
Munder Net50..........................   0.90%     1.00%
PBHG Mid Cap Growth(7)................   0.90%     1.00%
Salomon All Cap(7)....................   0.90%     1.00%
T. Rowe Price Dividend Growth(7)......   0.90%     1.00%
T. Rowe Price Small Cap...............   0.75%     1.00%
Great Companies - America(SM).........   0.80%     1.00%
Great Companies - Technology(SM)......   0.80%     1.00%
Value Line Aggressive Growth..........   0.80%     1.00%
Gabelli Global Growth(8)..............   1.00%     1.20%
Great Companies - Global(2)...........   0.80%     1.00%
Capital Guardian U.S. Equity(9).......   0.85%       n/a
LKCM Capital Growth...................   0.80%     1.00%
American Century Income &                0.90%     1.40%
  Growth(10)..........................
Transamerica Growth Opportunities.....   0.85%     1.20%
BlackRock Global Science &               0.90%     1.40%
  Technology..........................
BlackRock Large Cap Value.............   0.80%     1.30%
BlackRock Mid Cap Growth..............   0.80%     1.30%
Aggressive Asset Allocation...........   0.10%     0.25%
Conservative Asset Allocation.........   0.10%     0.25%
Janus Balanced(11)....................   0.90%     1.40%
Moderate Asset Allocation.............   0.10%     0.25%
Moderately Aggressive Asset              0.10%     0.25%
  Allocation..........................
PIMCO Total Return....................   0.70%     1.20%
Transamerica Convertible                 0.80%     1.30%
  Securities(12)......................
Select+ Aggressive....................   0.10%     0.55%
Select+ Conservative..................   0.10%     0.55%
Select+ Growth & Income...............   0.10%     0.55%

---------------
  (1) On May 1, 2002, the advisory fee for Transamerica Money Market was reduced from 0.40% to 0.35% of average daily net assets. The combined advisory fee for the year ended December 31, 2002, was 0.36%.

  (2) AEGON/Transamerica Advisers receives compensation for its services at 0.85% of the first $300 million of the portfolio's average daily net assets; 0.80% of the next $200 million of the portfolio's average daily net assets; and 0.775% of average daily net assets over $500 million.

  (3) AEGON/Transamerica Advisers receives compensation for its services at 1.00% of the first $50 million of the portfolio's average daily net assets; 0.95% of average daily net assets over $50 million up to $150 million; 0.90% of assets over $150 million up to $500 million; and 0.85% of average daily net assets in excess of $500 million. The average net assets will be determined on a combined basis with the same fund managed by the sub-adviser for IDEX Mutual Funds (an affiliate of the Fund). On March 1, 2002, the expense limit for American Century International was increased from 1.20% to 1.50% of average daily net assets. The combined expense limit for the year ended December 31, 2002, was 1.49%.

  (4) AEGON/Transamerica Advisers receives compensation for its services at 1.05% of the first $150 million of the portfolio's average daily net assets; 1.00% of average daily net assets over $150 million to $300 million; 0.95% of average daily net assets over $300 million to $500 million; and 0.925% of average daily net assets over $500 million.

  (5) AEGON/Transamerica Advisers receives compensation for its services at 0.85% for the first $100 million of the portfolio's average daily net assets; and 0.80% for the portfolio's average daily net assets above $100 million.

  (6) AEGON/Transamerica Advisers receives compensation for its services at 0.80% of the first $250 million of the portfolio's average daily net assets; 0.75% of average daily net assets over $250 million to $500 million; 0.70% of average daily net assets over $500 million to $1 billion; and 0.60% of average daily net assets over $1 billion.

  (7) AEGON/Transamerica Advisers receives compensation for its services at 0.90% for the first $100 million of the portfolio's average daily net assets; and 0.80% for the portfolio's average daily net assets above $100 million.

  (8) AEGON/Transamerica Advisers receives compensation for its services at 1.00% of the first $500 million of the portfolio's average daily net assets; 0.90% of assets over $500 million up to $1 billion; and 0.80% of assets in excess of $1 billion.

  (9) AEGON/Transamerica Advisers receives compensation for its services at 0.85% of the first $300 million of the portfolio's average daily net assets; 0.80% of average daily net assets over $300 million to $500 million; and 0.775% of average daily net assets over $500 million.

 (10) AEGON/Transamerica Advisers receives compensation for its services at 0.90% of the first $100 million of the portfolio's average daily net assets; 0.85% of assets over $100 million up to $250 million; and 0.80% of assets in excess of $250 million.

 (11) AEGON/Transamerica Advisers receives compensation for its services at 0.90% of the first $500 million of the portfolio's average daily net assets; 0.85% of average daily net assets over $500 million to $1 billion; and 0.80% of assets over $1 billion. The average net assets will be determined on a combined basis with the same fund managed by the sub-adviser for IDEX Mutual Funds.

 (12) AEGON/Transamerica Advisers receives compensation for its services at 0.80% of the first $500 million of the portfolio's average daily net assets; and 0.70% of the portfolio's average daily net assets in excess of $500 million.

During the year ended December 31, 2002, the advisor was able to recover advisory fees waived in prior years from certain portfolios because the portfolios normal operating expenses were below its stated limit. The recovered expenses are included in Other fees in the Statement of Operations. The recovered amounts for the year ended December 31, 2002, and the impact to the ratios of net and total expenses to average net assets in the Financial Highlights are as follows:

                                               INCREASE IN
                                  EXPENSES    TOTAL EXPENSES
                                 RECOVERED      TO AVERAGE
           PORTFOLIO             BY ADVISOR     NET ASSETS
           ---------             ----------   --------------
Clarion Real Estate
  Securities...................     $40            0.04%
Salomon All Cap................       8            0.00%
T. Rowe Price Small Cap........      33            0.04%

If total portfolio expenses fall below the expense limitations agreed to by the advisor within the succeeding three years, the portfolio may be required to pay the advisor a portion or all of the waived advisory fees. Waived advisory fees and the periods they are recoverable by the advisor are summarized as follows:

At December 31, 2002
(all amounts in thousands)

NOTE 2 -- (CONTINUED)


                                         DECEMBER 31,
                                      ------------------
             PORTFOLIO                2003   2004   2005
             ---------                ----   ----   ----
American Century International......  $ 0    $146   $158
Dreyfus Mid Cap.....................   52      77     69
Marsico Growth......................   34      64     32
Munder Net50........................    0      80     44
PBHG Mid Cap Growth.................    0     118     57
T. Rowe Price Dividend Growth.......   35      59     41
Great Companies - Technology(SM)....    6       0      1
Value Line Aggressive Growth........   23      18     28
Gabelli Global Growth...............   15      34      0
Great Companies - Global(2).........   20      29     21
LKCM Capital Growth.................    0      45     58
Janus Balanced......................    0       0      9

B. SUB-ADVISERS

AEGON/Transamerica Advisers has entered into sub-advisory agreements with various management companies ("Sub-Advisers") to provide investment services to the portfolios and compensates the Sub-Advisers as described in the Fund's Statement of Additional Information.

Transamerica Investment Management, L.L.C. ("Transamerica") serves as the Sub-Adviser to Transamerica Money Market, Transamerica Value Balanced, Transamerica U.S. Government Securities, Transamerica Equity, Transamerica Growth Opportunities and Transamerica Convertible Securities. Transamerica is an indirect wholly owned subsidiary of AEGON NV.

Great Companies, L.L.C. ("Great Companies") serves as the Sub-Adviser to Great Companies - America(SM), Great Companies - Technology(SM) and Great
Companies - Global(2). AEGON USA is a controlling minority shareholder of Great Companies. Great Companies may be deemed to be an affiliate of the investment advisor.

The Sub-Advisers may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or a Sub-Adviser. The Fund has been informed that brokerage commissions were paid to affiliated brokers of AEGON/Transamerica or a Sub-Adviser during the year ended December 31, 2002, as follows:

                 PORTFOLIO                   COMMISSION
                 ---------                   -----------
Van Kampen Asset Allocation................    $    6
Van Kampen Emerging Growth.................        93
Alger Aggressive Growth....................     2,108
American Century International.............        17
Third Avenue Value.........................       213
Salomon All Cap............................        11
Gabelli Global Growth......................         2

C. ADMINISTRATIVE SERVICES AND GENERAL EXPENSES

The portfolios of the Fund have entered into an agreement with AEGON/Transamerica Services for financial and legal fund administration services which include such items as compliance, expenses, financial statement and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support and other legal matters. The portfolios provided these services at cost for which AEGON/Transamerica Services is reimbursed monthly.

The portfolios are charged for expenses that specifically relate to their individual operations. All other operating expenses of the Fund that are not attributable to a specific portfolio are allocated based upon a number of methods including, proportionate number of policy/contract owners, average net assets, or on an equal basis to each portfolio. Prior to 2002, expenses that were not attributable to a specific portfolio were allocated solely based on the proportionate number of policy/contract owners. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/Transamerica Services.

D. PLAN OF DISTRIBUTION

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolios, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of a portfolio's shares, amounts equal to actual expenses associated with distributing such portfolio's shares, up to a maximum rate of 0.15%, on an annualized basis, of the average daily net assets of each portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to any portfolio before April 30, 2003. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. DEFERRED COMPENSATION PLAN

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2002, the market value of invested plan amounts was $0. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2002 are included in Net assets in the accompanying Statements of Assets and Liabilities.

At December 31, 2002
(all amounts in thousands)

NOTE 3 -- SECURITIES TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding U.S. Government short-term securities and other investments usually held to maturity) for the year ended December 31, 2002 are summarized as follows:

                                                                                               PROCEEDS FROM MATURITIES
                                                                PURCHASES OF SECURITIES        AND SALES OF SECURITIES
                                                              ----------------------------   ----------------------------
                                                                 LONG-TERM                      LONG-TERM
                                                                 EXCLUDING         U.S.         EXCLUDING         U.S.
PORTFOLIO                                                     U.S. GOVERNMENT   GOVERNMENT   U.S. GOVERNMENT   GOVERNMENT
---------                                                     ---------------   ----------   ---------------   ----------
AEGON Bond                                                      $   48,015       $156,137      $   39,064       $ 85,933
Janus Growth                                                       844,087         22,392       1,068,530              0
Transamerica Money Market                                                0              0               0              0
Van Kampen Active International Allocation                         125,984              0         132,225              0
Van Kampen Asset Allocation                                        274,593        418,338         237,207        441,809
Van Kampen Money Market                                                  0              0               0              0
Janus Global                                                       520,279          3,487         667,015            250
LKCM Strategic Total Return                                         52,783              0         115,415            469
Van Kampen Emerging Growth                                       1,843,654          6,229       1,906,023         11,400
Dreyfus Small Cap Value                                            414,284              0         355,428              0
Capital Guardian Value                                             216,201              0          90,919              0
Alger Aggressive Growth                                            964,517              0       1,001,445              0
Federated Growth & Income                                          398,578              0         362,171              0
Transamerica U.S. Government Securities                             77,081        746,825          55,585        617,683
T. Rowe Price Equity Income                                        311,161          2,504          42,344              0
T. Rowe Price Growth Stock                                         150,309          2,181          97,959          3,210
Transamerica Value Balanced                                        170,093        123,956         195,040        120,066
PBHG/NWQ Value Select                                              450,513         12,800         353,600          6,531
Transamerica Equity                                                223,710              0          58,698              0
Jennison Growth                                                    119,320              0          34,019              0
American Century International                                     218,840              0         136,468              0
GE U.S. Equity                                                      47,468            818          57,964            873
J.P. Morgan Enhanced Index                                         129,345          1,711          79,371          1,337
Third Avenue Value                                                  83,895         52,611           7,290          1,251
Capital Guardian Global                                            102,169          1,017          21,936              0
Clarion Real Estate Securities                                     188,031              0         107,600              0
MFS High Yield                                                     215,227            599          27,311            665
Janus Growth II                                                    179,183          4,882         248,825              0
Dreyfus Mid Cap                                                     71,224              0          41,237              0
Marsico Growth                                                     111,064          2,895          48,416          1,302
Munder Net50                                                        11,870              0           4,253              0
PBHG Mid Cap Growth                                                208,116              0         188,641              0
Salomon All Cap                                                    444,191              0         338,879              0
T. Rowe Price Dividend Growth                                       30,851            757          13,997            379
T. Rowe Price Small Cap                                            111,621              0          30,461              0
Great Companies - America(SM)                                      173,257              0          53,681              0
Great Companies - Technology(SM)                                    53,845              0          35,326              0
Value Line Aggressive Growth                                         2,110              0           1,382              0
Gabelli Global Growth                                               57,181              0          45,708              0
Great Companies - Global(2)                                         22,958              0           8,449              0
Capital Guardian U.S. Equity                                        98,625            805          16,199              0
LKCM Capital Growth                                                 12,193              0           9,413              0
American Century Income & Growth                                    48,756            939          18,075            265
Transamerica Growth Opportunities                                   90,913              0           3,802              0
BlackRock Global Science & Technology                                6,992              0           4,412              0
BlackRock Large Cap Value                                            1,242             22           1,208             40
BlackRock Mid Cap Growth                                             9,853              0           4,209              0
Aggressive Asset Allocation                                        171,987              0          11,808              0
Conservative Asset Allocation                                      191,571              0          19,421              0
Janus Balanced                                                      31,460          6,424           4,127          1,134
Moderate Asset Allocation                                          443,709              0          29,870              0
Moderately Aggressive Asset Allocation                             439,255              0          32,678              0
PIMCO Total Return                                                 184,683        520,902          33,267        374,120
Transamerica Convertible Securities                                 94,344              0          16,785              0
Select+ Aggressive                                                     101              0               0              0
Select+ Conservative                                                   142              0               0              0
Select+ Growth & Income                                              1,078              0               0              0

At December 31, 2002
(all amounts in thousands)

NOTE 4 -- FEDERAL INCOME TAX MATTERS

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and capital loss carry-forwards.

Reclassifications between Undistributed net investment income, Undistributed net realized capital gains (loss) and Additional paid-in capital accounts are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not affected by these reclassifications.

The portfolios and the amounts of the reclassifications are as follows:

                                                                                UNDISTRIBUTED NET   UNDISTRIBUTED NET
                                                                ADDITIONAL         INVESTMENT         REALIZED GAIN
PORTFOLIO                                                     PAID-IN-CAPITAL     INCOME (LOSS)          (LOSS)
---------                                                     ---------------   -----------------   -----------------
AEGON Bond                                                        $(2,315)           $     0            $  2,315
Janus Growth                                                       (4,726)             4,726                   0
Transamerica Money Market                                               0                  0                   0
Van Kampen Active International Allocation                              0                 (3)                  3
Van Kampen Asset Allocation                                             0                (23)                 23
Van Kampen Money Market                                                 0                  0                   0
Janus Global                                                       (2,357)            (1,676)              4,033
LKCM Strategic Total Return                                             0                (77)                 77
Van Kampen Emerging Growth                                         (2,265)             2,265                   0
Dreyfus Small Cap Value                                            (1,215)            44,773             (43,558)
Capital Guardian Value                                                  0              8,264              (8,264)
Alger Aggressive Growth                                            (2,596)             2,596                   0
Federated Growth & Income                                               0             (1,680)              1,680
Transamerica U.S. Government Securities                                 0                  0                   0
T. Rowe Price Equity Income                                             0                474                (474)
T. Rowe Price Growth Stock                                              0               (124)                124
Transamerica Value Balanced                                           479               (112)               (367)
PBHG/NWQ Value Select                                                   0                  0                   0
Transamerica Equity                                                  (645)               645                   0
Jennison Growth                                                       (55)                55                   0
American Century International                                        271               (163)               (108)
GE U.S. Equity                                                          0                  0                   0
J.P. Morgan Enhanced Index                                             (5)                (2)                  7
Third Avenue Value                                                      0                (22)                 22
Capital Guardian Global                                                (6)               237                (231)
Clarion Real Estate Securities                                          0               (720)                720
MFS High Yield                                                         (3)               (12)                 15
Janus Growth II                                                    (1,171)             1,171                   0
Dreyfus Mid Cap                                                         0                  0                   0
Marsico Growth                                                        (12)                15                  (3)
Munder Net50                                                          (80)                75                   5
PBHG Mid Cap Growth                                                  (897)               897                   0
Salomon All Cap                                                         0                (18)                 18
T. Rowe Price Dividend Growth                                           0                (59)                 59
T. Rowe Price Small Cap                                              (591)               589                   2
Great Companies - America(SM)                                           0                  0                   0
Great Companies - Technology(SM)                                     (339)               339                   0
Value Line Aggressive Growth                                          (17)                17                   0
Gabelli Global Growth                                                (154)               142                  12
Great Companies - Global(2)                                             0                  0                   0
Capital Guardian U.S. Equity                                            0                249                (249)
LKCM Capital Growth                                                   (37)                37                   0
American Century Income & Growth                                        0                 (4)                  4
Transamerica Growth Opportunities                                    (154)               154                   0

At December 31, 2002
(all amounts in thousands)

NOTE 4 -- (CONTINUED)


                                                                                UNDISTRIBUTED NET   UNDISTRIBUTED NET
                                                                ADDITIONAL         INVESTMENT         REALIZED GAIN
PORTFOLIO                                                     PAID-IN-CAPITAL     INCOME (LOSS)          (LOSS)
---------                                                     ---------------   -----------------   -----------------
BlackRock Global Science & Technology                             $   (16)           $    15            $      1
BlackRock Large Cap Value                                               0                  0                   0
BlackRock Mid Cap Growth                                              (19)                19                   0
Aggressive Asset Allocation                                             0                  0                   0
Conservative Asset Allocation                                           0                  0                   0
Janus Balanced                                                          0                  0                   0
Moderate Asset Allocation                                               0                  0                   0
Moderately Aggressive Asset Allocation                                  0                  0                   0
PIMCO Total Return                                                      0                  6                  (6)
Transamerica Convertible Securities                                     0                  0                   0
Select+ Aggressive                                                      0                  0                   0
Select+ Conservative                                                    0                  0                   0
Select+ Growth & Income                                                 0                  0                   0

The tax character of distributions paid may differ from the character of distribution shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2001 and 2002 was as follows:

                                                              2001 DISTRIBUTIONS PAID FROM     2002 DISTRIBUTIONS PAID FROM
                                                              -----------------------------    -----------------------------
                                                              ORDINARY         LONG-TERM       ORDINARY         LONG-TERM
PORTFOLIO                                                      INCOME        CAPITAL GAINS      INCOME        CAPITAL GAINS
---------                                                     ---------      --------------    ---------      --------------
AEGON Bond                                                     $ 1,231          $     0         $10,650           $    0
Janus Growth                                                         0           77,572               0                0
Transamerica Money Market                                       15,641                0           7,464                0
Van Kampen Active International Allocation                           0           33,966             218                0
Van Kampen Asset Allocation                                      6,875           33,867           5,872                0
Van Kampen Money Market                                          7,464                0           3,743                0
Janus Global                                                    11,497               75          21,431                0
LKCM Strategic Total Return                                      2,204            2,576          11,352                0
Van Kampen Emerging Growth                                         984           20,926             748                0
Dreyfus Small Cap Value                                         58,756            2,775          43,563                0
Capital Guardian Value                                           1,402           12,979          10,331                0
Alger Aggressive Growth                                              0               79               0                0
Federated Growth & Income                                        3,798               71          21,168            4,383
Transamerica U.S. Government Securities                          4,068                0           4,291                0
T. Rowe Price Equity Income                                      5,710           19,940           4,254            6,381
T. Rowe Price Growth Stock                                       8,418           28,730             101                0
Transamerica Value Balanced                                      3,470               16           9,085            8,194
PBHG/NWQ Value Select                                              225               14           4,103            2,704
Transamerica Equity                                              1,759            1,938               0                0
Jennison Growth                                                    660                0               0                0
American Century International                                   1,098              106             169                0
GE U.S. Equity                                                     324            1,442             643                0
J.P. Morgan Enhanced Index                                         873                0             609                0
Third Avenue Value                                                 156              228           3,522            2,480
Capital Guardian Global                                              0              985             143                0
Clarion Real Estate Securities                                     798                0           1,806              119
MFS High Yield                                                   1,691                0           2,283                0
Janus Growth II                                                      0           13,439               0                0
Dreyfus Mid Cap                                                    296               35              21                0
Marsico Growth                                                     264               25              51                0
Munder Net50                                                        61                0               0                0
PBHG Mid Cap Growth                                                  0                0               0                0
Salomon All Cap                                                  3,588              101           3,268              569
T. Rowe Price Dividend Growth                                      147                0             283                0
T. Rowe Price Small Cap                                              0                0               0                0
Great Companies - America(SM)                                      398                0             456                0
Great Companies - Technology(SM)                                     0                0               0                0
Value Line Aggressive Growth                                         0                0               0                0
Gabelli Global Growth                                               64                0             336                0

At December 31, 2002
(all amounts in thousands)

NOTE 4 -- (CONTINUED)


                                                              2001 DISTRIBUTIONS PAID FROM     2002 DISTRIBUTIONS PAID FROM
                                                              -----------------------------    -----------------------------
                                                              ORDINARY         LONG-TERM       ORDINARY         LONG-TERM
PORTFOLIO                                                      INCOME        CAPITAL GAINS      INCOME        CAPITAL GAINS
---------                                                     ---------      --------------    ---------      --------------
Great Companies - Global(2)                                    $     4          $     0         $    11           $    0
Capital Guardian U.S. Equity                                        66                0             317                0
LKCM Capital Growth                                                 24                0               0                0
American Century Income & Growth                                     0                0               7                0
Transamerica Growth Opportunities                                    0                0               0                0
BlackRock Global Science & Technology                                0                0               0                0
BlackRock Large Cap Value                                            0                0               1                0
BlackRock Mid Cap Growth                                             0                0               0                0
Aggressive Asset Allocation                                          0                0               0                0
Conservative Asset Allocation                                        0                0               0                0
Janus Balanced                                                       0                0               0                0
Moderate Asset Allocation                                            0                0               0                0
Moderately Aggressive Asset Allocation                               0                0               0                0
PIMCO Total Return                                                   0                0               0                0
Transamerica Convertible Securities                                  0                0               0                0
Select+ Aggressive
Select+ Conservative
Select+ Growth & Income

Tax basis components of distributable earnings at December 31, 2002, were as follows:

                                                           UNDISTRIBUTED                                           NET UNREALIZED
                                        UNDISTRIBUTED    LONG-TERM CAPITAL   CAPITAL LOSS    POST OCTOBER LOSSES    APPRECIATION
PORTFOLIO                              ORDINARY INCOME         GAINS         CARRYFORWARDS        DEFERRED         (DEPRECIATION)
---------                              ---------------   -----------------   -------------   -------------------   --------------
AEGON Bond                                 $14,291            $    0           $  3,691            $     0           $  12,794
Janus Growth                                     0                 0            806,796             19,409            (171,276)
Transamerica Money Market                        0                 0                  0                  0                   0
Van Kampen Active International
  Allocation                                 1,244                 0             33,884              2,137             (21,647)
Van Kampen Asset Allocation                  4,602                 0             12,614              4,175             (35,647)
Van Kampen Money Market                          0                 0                  0                  0                   0
Janus Global                                     0                 0            379,301             10,014             (86,803)
LKCM Strategic Total Return                  8,485                 0              7,897                  0              (3,840)
Van Kampen Emerging Growth                       0                 0            720,594             20,415             (10,530)
Dreyfus Small Cap Value                          0                 0             39,448              9,282            (114,140)
Capital Guardian Value                       2,964                 0              3,097              5,953             (28,105)
Alger Aggressive Growth                          0                 0            364,281             23,410             (19,304)
Federated Growth & Income                   17,456             8,149                  0             11,688              (4,145)
Transamerica U.S. Government
  Securities                                 6,504                 0                900                809               6,127
T. Rowe Price Equity Income                  6,059             4,937                  0                  0             (43,835)
T. Rowe Price Growth Stock                     168                 0             29,934              2,921             (26,174)
Transamerica Value Balanced                  7,250                 0             26,912                420             (20,250)
PBHG/NWQ Value Select                        2,654                 0              8,837                582             (13,803)
Transamerica Equity                              0                 0             37,605              3,582             (21,491)
Jennison Growth                                  0                 0             16,631              1,163              (9,639)
American Century International                   0                 0             19,522              1,888              (1,627)
GE U.S. Equity                                 748                 0             20,127                747             (22,653)
J.P. Morgan Enhanced Index                   1,048                 0             35,831              1,636             (27,718)
Third Avenue Value                           1,624                 0                  0                 20             (17,070)
Capital Guardian Global                        406                 0              5,192              2,118             (10,929)
Clarion Real Estate Securities               4,576               604                  0              1,503              (2,797)
MFS High Yield                               6,089                 0              4,612                850                (696)
Janus Growth II                                  0                 0            336,671              4,898             (39,607)
Dreyfus Mid Cap                                 63                 0              6,398                824              (3,718)
Marsico Growth                                   0                 0              8,635              8,235              (5,666)
Munder Net50                                     0                 0              4,976                 19              (4,458)
PBHG Mid Cap Growth                              0                 0            197,304              1,538               1,510
Salomon All Cap                              1,713                 0             36,471              7,269             (57,087)
T. Rowe Price Dividend Growth                  506                 0              1,855                459             (10,773)
T. Rowe Price Small Cap                          0                 0             11,622              1,054             (15,223)

At December 31, 2002
(all amounts in thousands)

NOTE 4 -- (CONTINUED)


                                                           UNDISTRIBUTED                                           NET UNREALIZED
                                        UNDISTRIBUTED    LONG-TERM CAPITAL   CAPITAL LOSS    POST OCTOBER LOSSES    APPRECIATION
PORTFOLIO                              ORDINARY INCOME         GAINS         CARRYFORWARDS        DEFERRED         (DEPRECIATION)
---------                              ---------------   -----------------   -------------   -------------------   --------------
Great Companies - America(SM)              $   997            $    0           $ 13,255            $ 3,571           $ (32,381)
Great Companies - Technology(SM)                 0                 0             32,995                137             (17,003)
Value Line Aggressive Growth                     0                 0              2,765                134                (511)
Gabelli Global Growth                            0                 0             11,236                410              (7,915)
Great Companies - Global(2)                     53                 0              2,607                 88              (3,850)
Capital Guardian U.S. Equity                   319                 0              2,272              1,066             (15,644)
LKCM Capital Growth                              0                 0              5,415                 23                   0
American Century Income & Growth               146                 0                830                490              (3,239)
Transamerica Growth Opportunities                0                 0              1,760                 35              (2,509)
BlackRock Global Science & Technology            0                 0                266                  0                (232)
BlackRock Large Cap Value                        4                 0                174                 34                 (80)
BlackRock Mid Cap Growth                         0                 0                330                  0                 (84)
Aggressive Asset Allocation                    533                 0                534                  0              (2,244)
Conservative Asset Allocation                  469                 0                512                  0                 688
Janus Balanced                                 107                 0                356                 64                (102)
Moderate Asset Allocation                      935                 0              1,258                  0              (1,644)
Moderately Aggressive Asset
  Allocation                                 1,196                 0              1,513                  0              (2,600)
PIMCO Total Return                           6,288             1,266                  0                  0               5,084
Transamerica Convertible Securities            422                 0                488                  0                 (76)
Select+ Aggressive                               0                 0                  0                  0                  (2)
Select+ Conservative                             0                 0                  0                  0                   0
Select+ Growth & Income                          0                 0                  0                  0                  (3)

Post-October Losses Deferred represents net capital and currency losses incurred in the two month period prior to December 31, 2002. Each portfolio has elected to treat Post-October Losses Deferred, if applicable, as having been incurred in the fiscal year ending December 31, 2003.

The net loss carryforwards noted below as of December 31, 2002, are available for the following portfolios to offset future realized capital gains through the periods listed.

PORTFOLIO                                 EXPIRES 2010   EXPIRES 2009   EXPIRES 2008   EXPIRES 2007   EXPIRES 2006   EXPIRES 2005
---------                                 ------------   ------------   ------------   ------------   ------------   ------------
AEGON Bond                                  $      0       $      0        $3,303          $127           $ 0            $261
Janus Growth                                 273,808        532,988             0             0             0               0
Transamerica Money Market                          0              0             0             0             0               0
Van Kampen Active International
  Allocation                                  28,603          5,281             0             0             0               0
Van Kampen Asset Allocation                    7,473          5,141             0             0             0               0
Van Kampen Money Market                            0              0             0             0             0               0
Janus Global                                 198,150        181,151             0             0             0               0
LKCM Strategic Total Return                    6,732          1,165             0             0             0               0
Van Kampen Emerging Growth                   285,142        435,452             0             0             0               0
Dreyfus Small Cap Value                       39,448              0             0             0             0               0
Capital Guardian Value                         3,097              0             0             0             0               0
Alger Aggressive Growth                      151,331        212,950             0             0             0               0
Federated Growth & Income                          0              0             0             0             0               0
Transamerica U.S. Government Securities            0              0             0           900             0               0
T. Rowe Price Equity Income                        0              0             0             0             0               0
T. Rowe Price Growth Stock                    11,175         18,759             0             0             0               0
Transamerica Value Balanced                   26,433            276             0           203             0               0
PBHG/NWQ Value Select                          8,837              0             0             0             0               0
Transamerica Equity                           17,836         19,769             0             0             0               0
Jennison Growth                                7,345          8,764           522             0             0               0
American Century International                 7,277         12,153            92             0             0               0
GE U.S. Equity                                12,783          7,344             0             0             0               0
J.P. Morgan Enhanced Index                    21,389         13,533           909             0             0               0
Third Avenue Value                                 0              0             0             0             0               0
Capital Guardian Global                        3,505          1,687             0             0             0               0
Clarion Real Estate Securities                     0              0             0             0             0               0
MFS High Yield                                 2,512          1,820            46           149            85               0
Janus Growth II                              130,700        205,971             0             0             0               0
Dreyfus Mid Cap                                5,118          1,280             0             0             0               0

At December 31, 2002
(all amounts in thousands)

NOTE 4 -- (CONTINUED)


PORTFOLIO                                 EXPIRES 2010   EXPIRES 2009   EXPIRES 2008   EXPIRES 2007   EXPIRES 2006   EXPIRES 2005
---------                                 ------------   ------------   ------------   ------------   ------------   ------------
Marsico Growth                              $  6,745       $  1,890        $    0          $  0            $0            $  0
Munder Net50                                   2,914          2,062             0             0             0               0
PBHG Mid Cap Growth                           32,845        159,472         4,987             0             0               0
Salomon All Cap                               36,471              0             0             0             0               0
T. Rowe Price Dividend Growth                  1,358             98           336            63             0               0
T. Rowe Price Small Cap                        8,881          2,730            11             0             0               0
Great Companies - America(SM)                  8,761          4,494             0             0             0               0
Great Companies - Technology(SM)              22,190         10,601           204             0             0               0
Value Line Aggressive Growth                   1,001          1,569           195             0             0               0
Gabelli Global Growth                          9,540          1,696             0             0             0               0
Great Companies - Global(2)                    1,317          1,290             0             0             0               0
Capital Guardian U.S. Equity                   2,272              0             0             0             0               0
LKCM Capital Growth                            4,693            722             0             0             0               0
American Century Income & Growth                 804             26             0             0             0               0
Transamerica Growth Opportunities              1,735             25             0             0             0               0
BlackRock Global Science & Technology            211             55             0             0             0               0
BlackRock Large Cap Value                        150             24             0             0             0               0
BlackRock Mid Cap Growth                         278             52             0             0             0               0
Aggressive Asset Allocation                      534              0             0             0             0               0
Conservative Asset Allocation                    512              0             0             0             0               0
Janus Balanced                                   356              0             0             0             0               0
Moderate Asset Allocation                      1,258              0             0             0             0               0
Moderately Aggressive Asset Allocation         1,513              0             0             0             0               0
PIMCO Total Return                                 0              0             0             0             0               0
Transamerica Convertible Securities              488              0             0             0             0               0
Select+ Aggressive                                 0              0             0             0             0               0
Select+ Conservative                               0              0             0             0             0               0
Select+ Growth & Income                            0              0             0             0             0               0

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2002, are as follows:

                                                                                                                 NET UNREALIZED
                                                              FEDERAL TAX COST    UNREALIZED      UNREALIZED      APPRECIATION
PORTFOLIO                                                          BASIS         APPRECIATION   (DEPRECIATION)   (DEPRECIATION)
---------                                                     ----------------   ------------   --------------   --------------
AEGON Bond                                                       $  307,793        $15,226        $  (2,432)       $  12,794
Janus Growth                                                      1,137,704         58,031         (229,307)        (171,276)
Transamerica Money Market                                           583,896              0                0                0
Van Kampen Active International Allocation                          116,378          1,648          (23,295)         (21,647)
Van Kampen Asset Allocation                                         287,738          3,916          (39,563)         (35,647)
Van Kampen Money Market                                             332,129              0                0                0
Janus Global                                                        691,717         22,700         (109,503)         (86,803)
LKCM Strategic Total Return                                         329,086         39,188          (43,028)          (3,840)
Van Kampen Emerging Growth                                          602,028         27,305          (37,835)         (10,530)
Dreyfus Small Cap Value                                             338,027          7,009         (121,149)        (114,140)
Capital Guardian Value                                              298,057         10,842          (38,947)         (28,105)
Alger Aggressive Growth                                             423,389         14,714          (34,018)         (19,304)
Federated Growth & Income                                           392,753         12,029          (16,174)          (4,145)
Transamerica U.S. Government Securities                             264,482          6,680             (553)           6,127
T. Rowe Price Equity Income                                         543,969         16,822          (60,657)         (43,835)
T. Rowe Price Growth Stock                                          242,608          9,091          (35,265)         (26,174)
Transamerica Value Balanced                                         256,633          8,852          (29,102)         (20,250)
PBHG/NWQ Value Select                                               258,445         10,372          (24,175)         (13,803)
Transamerica Equity                                                 359,619         17,071          (38,562)         (21,491)
Jennison Growth                                                     111,915            472          (10,111)          (9,639)
American Century International                                      105,835          2,258           (3,885)          (1,627)
GE U.S. Equity                                                      144,315          4,367          (27,020)         (22,653)
J.P. Morgan Enhanced Index                                          187,835          3,560          (31,278)         (27,718)
Third Avenue Value                                                  269,760         17,285          (34,355)         (17,070)
Capital Guardian Global                                             126,515          3,391          (14,320)         (10,929)
Clarion Real Estate Securities                                      118,737          2,089           (4,886)          (2,797)

At December 31, 2002
(all amounts in thousands)

NOTE 4 -- (CONTINUED)


                                                                                                                 NET UNREALIZED
                                                              FEDERAL TAX COST    UNREALIZED      UNREALIZED      APPRECIATION
PORTFOLIO                                                          BASIS         APPRECIATION   (DEPRECIATION)   (DEPRECIATION)
---------                                                     ----------------   ------------   --------------   --------------
MFS High Yield                                                   $  222,585        $ 4,021        $  (4,717)       $    (696)
Janus Growth II                                                     249,313         12,949          (52,556)         (39,607)
Dreyfus Mid Cap                                                      53,978          1,399           (5,117)          (3,718)
Marsico Growth                                                      107,797            331           (5,997)          (5,666)
Munder Net50                                                         18,015            292           (4,750)          (4,458)
PBHG Mid Cap Growth                                                 108,792          6,794           (5,284)           1,510
Salomon All Cap                                                     366,559          9,524          (66,611)         (57,087)
T. Rowe Price Dividend Growth                                        64,256            683          (11,456)         (10,773)
T. Rowe Price Small Cap                                             128,454          4,925          (20,148)         (15,223)
Great Companies - America(SM)                                       258,655            382          (32,763)         (32,381)
Great Companies - Technology(SM)                                     68,016            339          (17,342)         (17,003)
Value Line Aggressive Growth                                          6,364            316             (827)            (511)
Gabelli Global Growth                                                49,577          4,727          (12,642)          (7,915)
Great Companies - Global(2)                                          28,398            358           (4,208)          (3,850)
Capital Guardian U.S. Equity                                        126,382          3,058          (18,702)         (15,644)
LKCM Capital Growth                                                   4,567            214             (214)               0
American Century Income & Growth                                     36,509            485           (3,724)          (3,239)
Transamerica Growth Opportunities                                    90,105          2,767           (5,276)          (2,509)
BlackRock Global Science & Technology                                 4,249             61             (293)            (232)
BlackRock Large Cap Value                                               822             21             (101)             (80)
BlackRock Mid Cap Growth                                              6,823            193             (277)             (84)
Aggressive Asset Allocation                                         158,449             94           (2,338)          (2,244)
Conservative Asset Allocation                                       169,176          1,924           (1,236)             688
Janus Balanced                                                       32,161            497             (599)            (102)
Moderate Asset Allocation                                           407,370          2,793           (4,437)          (1,644)
Moderately Aggressive Asset Allocation                              399,250          2,291           (4,891)          (2,600)
PIMCO Total Return                                                  412,616          5,716             (632)           5,084
Transamerica Convertible Securities                                  77,176          1,533           (1,609)             (76)
Select+ Aggressive                                                      100              0               (2)              (2)
Select+ Conservative                                                    112              1               (1)               0
Select+ Growth & Income                                               1,048              3               (6)              (3)

At December 31, 2002
(all amounts in thousands)

NOTE 5 -- FUND MERGERS

As noted below, the shareholders of the Acquired Funds listed have approved Agreements and Plans of Reorganization providing for the transfer of assets. On each respective merger date, the Acquiring Fund acquired all of the assets of the Acquired Fund at the exchange rate as detailed below. Other than the Great Companies - America(SM) acquisition of C.A.S.E. Growth, all other mergers were structured as tax-free reorganizations under the Internal Revenue Code. C.A.S.E. Growth was liquidated as of April 25, 2002, and the proceeds were invested in Great Companies - America(SM).

                                                                                      UNREALIZED
                                                                                     APPRECIATION
                                                                       AGGREGATE    (DEPRECIATION)     COMBINED
                                                                        VALUE OF     INCLUDED IN      NET ASSETS
                                                                       NET ASSETS     NET ASSETS     AT COMPLETION   EXCHANGE
ACQUIRING FUND                               ACQUIRED FUND              ACQUIRED       ACQUIRED        OF MERGER      RATIO
--------------                     ---------------------------------   ----------   --------------   -------------   --------
FEBRUARY 28, 2002:
American Century International
  (formerly International Equity)  American Century International       $  3,990       $     (3)       $ 33,194       1:1.088
APRIL 26, 2002:
Transamerica Value Balanced        AEGON Balanced                        103,815          6,699         331,767       1:0.942
Great Companies--America(SM)       C.A.S.E. Growth                        43,566              0         197,574       1:0.669
MAY 1, 2002:
Transamerica Money Market          Money Market Portfolio(1)              25,864              0         453,631           1:1
Transamerica Equity                Growth Portfolio(1)                   249,315          2,519         249,315           1:1
Transamerica Growth Opportunities  Small Company Portfolio(1)             14,315          1,269          14,315           1:1
Van Kampen Money Market            Endeavor Money Market
                                     Portfolio()(2)                      313,525              0         313,525           1:1
Van Kampen Asset Allocation        Endeavor Asset Allocation
                                     Portfolio()(2)                      286,243         (3,227)        286,243           1:1
Van Kampen Active International    T. Rowe Price International Stock
  Allocation                         Portfolio()(2)                      120,390        (14,525)        120,390           1:1
Capital Guardian Value             Capital Guardian Value
                                     Portfolio()(2)                      248,764         12,262         248,764           1:1
Dreyfus Small Cap Value            Dreyfus Small Cap Value
                                     Portfolio(2)                        340,339        (24,054)        340,339           1:1
Transamerica U.S. Government       Dreyfus U.S. Government
  Securities                         Securities Portfolio(2)             147,524            501         147,524           1:1
T. Rowe Price Equity Income        T. Rowe Price Equity Income
                                     Portfolio(2)                        326,568         10,652         326,568           1:1
T. Rowe Price Growth Stock         T. Rowe Price Growth Stock
                                     Portfolio(2)                        222,181          3,694         222,181           1:1
Jennison Growth                    Jennison Growth Portfolio(2)           34,361         (1,747)         34,361           1:1
J.P. Morgan Enhanced Index         Endeavor Enhanced Index
                                     Portfolio(2)                        149,537        (13,289)        149,537           1:1
Capital Guardian Global            Capital Guardian Global
                                     Portfolio(2)                         53,130         (5,269)         53,130           1:1
MFS High Yield                     Endeavor High Yield Portfolio(2)       53,789         (2,276)         53,789           1:1
Janus Growth II                    Endeavor Janus Growth
                                     Portfolio(2)                        354,108        (48,581)        354,108           1:1
Capital Guardian U.S. Equity       Capital Guardian U.S. Equity
                                     Portfolio(2)                         65,840         (4,226)         65,840           1:1

---------------
(1) Portfolios from the Transamerica Variable Insurance Fund, Inc.

(2) Portfolios from the Endeavor Series Trust.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of AEGON/Transamerica Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AEGON Bond, Janus Growth, Transamerica Money Market, Van Kampen Active International Allocation, Van Kampen Asset Allocation, Van Kampen Money Market, Janus Global, LKCM Strategic Total Return, Van Kampen Emerging Growth, Dreyfus Small Cap Value, Capital Guardian Value, Alger Aggressive Growth, Federated Growth & Income, Transamerica U.S. Government Securities, T. Rowe Price Equity Income, T. Rowe Price Growth Stock, Transamerica Value Balanced, PBHG/NWQ Value Select, Transamerica Equity, Jennison Growth, American Century International, GE U.S. Equity, J.P. Morgan Enhanced Index, Third Avenue Value, Capital Guardian Global, Clarion Real Estate Securities, MFS High Yield, Janus Growth II, Dreyfus Mid Cap, Marsico Growth, Munder Net50, PBHG Mid Cap Growth, Salomon All Cap, T. Rowe Price Dividend Growth, T. Rowe Price Small Cap, Great Companies - AmericaSM, Great Companies - TechnologySM, Value Line Aggressive Growth, Gabelli Global Growth, Great Companies - Global2, Capital Guardian U.S. Equity, LKCM Capital Growth, American Century Income & Growth, Transamerica Growth Opportunities, BlackRock Global Science & Technology, BlackRock Large Cap Value, BlackRock Mid Cap Growth, Aggressive Asset Allocation, Conservative Asset Allocation, Janus Balanced, Moderate Asset Allocation, Moderately Aggressive Asset Allocation, PIMCO Total Return, Transamerica Convertible Securities, Select+ Aggressive, Select+ Conservative and Select+ Growth & Income (constituting portfolios within AEGON/Transamerica Series Fund, Inc., hereafter referred to as the "Fund") at December 31, 2002, the results of each of their operations, the changes in each of their net assets for the year (or period) then ended (for Van Kampen Active International Allocation, Van Kampen Asset Allocation, Van Kampen Money Market, Dreyfus Small Cap Value, Capital Guardian Value, Transamerica U.S. Government Securities, T. Rowe Price Equity Income, T. Rowe Price Growth Stock, Transamerica Equity, Jennison Growth, J.P. Morgan Enhanced Index,
Capital Guardian Global, MFS High Yield, Janus Growth II, Capital Guardian U.S. Equity, Transamerica Growth Opportunities, Aggressive Asset Allocation, Conservative Asset Allocation, Janus Balanced, Moderate Asset Allocation, Moderately Aggressive Asset Allocation, PIMCO Total Return, Transamerica Convertible Securities, Select+ Aggressive, Select+ Conservative and Select+ Growth & Income) and each of the two years (or periods) in the period then ended (for AEGON Bond, Janus Growth, Transamerica Money Market, Janus Global, LKCM Strategic Total Return, Van Kampen Emerging Growth, Alger Aggressive Growth, Federated Growth & Income, Transamerica Value Balanced, PBHG/NWQ Value Select, American Century International, GE U.S. Equity, Third Avenue Value, Clarion Real Estate Securities, Dreyfus Mid Cap, Marsico Growth, Munder Net50, PBHG Mid Cap Growth, Salomon All Cap, T. Rowe Price Dividend Growth, T. Rowe Price Small Cap, Great Companies - AmericaSM, Great Companies - TechnologySM, Value Line Aggressive Growth, Gabelli Global Growth, Great Companies - Global2, LKCM Capital Growth, American Century Income & Growth, BlackRock Global Science & Technology, BlackRock Large Cap Value, and BlackRock Mid Cap Growth) and the financial highlights for the year (or period) then ended (for Van Kampen Active International Allocation, Van Kampen Asset Allocation, Van Kampen Money Market, Dreyfus Small Cap Value, Capital Guardian Value, Transamerica U.S. Government Securities, T. Rowe Price Equity Income, T. Rowe Price Growth Stock, Transamerica Equity, Jennison Growth, J.P. Morgan Enhanced Index,

Capital Guardian Global, MFS High Yield, Janus Growth II, Capital Guardian U.S. Equity, Transamerica Growth Opportunities, Aggressive Asset Allocation, Conservative Asset Allocation, Janus Balanced, Moderate Asset Allocation, Moderately Aggressive Asset Allocation, PIMCO Total Return, Transamerica Convertible Securities, Select+ Aggressive, Select+ Conservative and Select+ Growth & Income) and for each of the years (or periods) indicated (for AEGON Bond, Janus Growth, Transamerica Money Market, Janus Global, LKCM Strategic Total Return, Van Kampen Emerging Growth, Alger Aggressive Growth, Federated Growth & Income, Transamerica Value Balanced, PBHG/NWQ Value Select, American Century International, GE U.S. Equity, Third Avenue Value, Clarion Real Estate Securities, Dreyfus Mid Cap, Marsico Growth, Munder Net50, PBHG Mid Cap Growth, Salomon All Cap, T. Rowe Price Dividend Growth, T. Rowe Price Small Cap, Great Companies - AmericaSM, Great Companies - TechnologySM, Value Line Aggressive Growth, Gabelli Global Growth, Great Companies - Global2, LKCM Capital Growth, American Century Income & Growth, BlackRock Global Science & Technology, BlackRock Large Cap Value, and BlackRock Mid Cap Growth), in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statements of changes in net assets and financial highlights of Van Kampen Active International Allocation, Van Kampen Asset Allocation, Van Kampen Money Market, Dreyfus Small Cap Value, Capital Guardian Value, Transamerica U.S. Government Securities, T. Rowe Price Equity Income, T. Rowe Price Growth Stock, Transamerica Equity, Jennison Growth, J.P. Morgan Enhanced Index, Capital Guardian Global, MFS High Yield, Janus Growth II, Capital Guardian U.S. Equity, and Transamerica Growth Opportunities for each of the periods indicated in the period ended December 31, 2001 were audited by other independent accountants whose reports dated February 1, 2002 (for Transamerica Equity and Transamerica Growth Opportunities) and February 8, 2002 (for Van Kampen Active International Allocation, Van Kampen Asset Allocation, Van Kampen Money Market, Dreyfus Small Cap Value, Capital Guardian Value, Transamerica U.S. Government Securities, T. Rowe Price Equity Income, T. Rowe Price Growth Stock, Jennison Growth, J.P. Morgan Enhanced Index, Capital Guardian Global, MFS High Yield, Janus Growth II, and Capital Guardian U.S. Equity) expressed an unqualified opinion on those statements.


/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Tampa, Florida

February 7, 2003

                 AEGON/TRANSAMERICA SERIES FUND, INC. ("ATSF")

                             MANAGEMENT OF THE FUND

NAME, ADDRESS & DATE OF  POSITION(S) HELD    TERM OF OFFICE AND        PRINCIPAL OCCUPATION(S) OR
BIRTH ("DOB")               WITH ATSF       LENGTH OF TIME SERVED    EMPLOYMENT IN THE PAST 5 YEARS
-----------------------  ----------------   ---------------------   --------------------------------

Peter R. Brown         Vice Chairman      1986 -- present         Chairman of the Board, Peter Brown
1180 6th Street East                                              Construction Company (construction
Treasure Island,                                                  contractors and engineers), Largo,
Florida 33708                                                     Florida (1963-2000); Vice Chairman,
(DOB 5/10/28)                                                     IDEX Mutual Funds, Rear Admiral
                                                                  (Ret.) U.S. Navy Reserve, Civil
                                                                  Engineer Corps.

Daniel Calabria        Director           2001 -- present         Trustee of IDEX Mutual Funds (March
7068 S. Shore Drive                                               1996-present); Trustee
So.,                                                              (1993-present) of the Florida Tax
South Pasadena,                                                   Free Funds (mutual funds).
Florida 33707
(DOB 3/5/36)

Janice B. Case         Director           2001 -- present         Trustee, IDEX Mutual Funds (March
205 Palm Island NW                                                2002-present); Senior Vice
Clearwater,                                                       President (1996-2000), Florida
Florida 33767                                                     Power Corporation, St. Petersburg,
(DOB 9/27/52)                                                     Florida

Charles C. Harris      Director           1994 -- present         Trustee of IDEX Mutual Funds
35 Winston Drive                                                  (March 1994-present)
Clearwater,
Florida 33756
(DOB 7/15/30)

Leo J. Hill            Director           2001 -- present         Trustee, IDEX Mutual Funds (2002-
2101 N. Main Street                                               present); Owner, Prestige Lincoln
Gainesville,                                                      Mercury (2001-present); Market
Florida 32609                                                     President (1997-1998), National
(DOB 3/27/56)                                                     Bank; President & CEO (1994-1997),
                                                                  Barnett Bank of the Treasure Coast,
                                                                  Florida

Russell A. Kimball,    Director           1986 -- present         General Manager, Sheraton Sand Key
Jr.                                                               Resort (resort hotel), Clearwater,
1160 Gulf Boulevard                                               Florida (1975-present)
Clearwater Beach,
Florida 34630
(DOB 8/17/44)

John R. Kenney(1)      Chairman           1986 -- present         Chairman of the Board, Director and
P. O. Box 5068                                                    Co-CEO of Great Companies, L.L.C.;
Clearwater,                                                       Chairman of Western Reserve Life
Florida 33758                                                     Assurance Co. of Ohio; (1996-
(DOB 2/8/38)                                                      present); Trustee & Chairman of
                                                                  IDEX Mutual Funds.

Larry N. Norman(1)     Director           2002 -- present         Executive Vice President, Chief
4333 Edgewood Road NE                                             Operating Officer of AEGON USA
Cedar Rapids,                                                     (Cedar Rapids, Iowa); Trustee of
Iowa 52499                                                        IDEX Mutual Funds; Manager of
(DOB 1/19/54)                                                     Transamerica Occidental Life
                                                                  Insurance Company Separate Life
                                                                  Account Fund B.

William W. Short, Jr.  Director           1986 -- present         Trustee of IDEX Mutual Funds;
12420 73rd Court                                                  President and majority shareholder
Largo,                                                            of Short's, Inc. (men's retail
Florida 33773                                                     apparel); Chairman of Southern
(DOB 2/25/36)                                                     Apparel Corporation, S.A.C. Apparel
                                                                  Corporation and S.A.C. Distributors
                                                                  (nationwide wholesale apparel
                                                                  distributors), Largo, Florida.

                       NUMBER OF ATSF AND IDEX FUNDS
                            OVERSEEN BY TRUSTEE
                       -----------------------------
Peter R. Brown
1180 6th Street East   All ATSF portfolios (57)
Treasure Island,       All IDEX funds (38)
Florida 33708
(DOB 5/10/28)

Daniel Calabria        All ATSF portfolios (57)
7068 S. Shore Drive
So.,                   All IDEX funds (38)
South Pasadena,
Florida 33707
(DOB 3/5/36)
Janice B. Case         All ATSF portfolios (57)
205 Palm Island NW
Clearwater,            All IDEX Funds (38)
Florida 33767
(DOB 9/27/52)
Charles C. Harris      All ATSF portfolios (57)
35 Winston Drive
Clearwater,            All IDEX funds (38)
Florida 33756
(DOB 7/15/30)
Leo J. Hill            All ATSF portfolios (57)
2101 N. Main Street
Gainesville,           All IDEX funds (38)
Florida 32609
(DOB 3/27/56)
Russell A. Kimball,    All ATSF portfolios (57)
Jr.
1160 Gulf Boulevard    All IDEX funds (38)
Clearwater Beach,
Florida 34630
(DOB 8/17/44)
John R. Kenney(1)      All ATSF portfolios (57)
P. O. Box 5068
Clearwater,            All IDEX funds (38)
Florida 33758
(DOB 2/8/38)
Larry N. Norman(1)     All ATSF portfolios (57)
4333 Edgewood Road NE
Cedar Rapids,          All IDEX funds (38)
Iowa 52499
(DOB 1/19/54)
William W. Short, Jr.  All ATSF portfolios (57)
12420 73rd Court
Largo,                 All IDEX funds (38)
Florida 33773
(DOB 2/25/36)

---------------
(1) May be deemed as "interested person" of the Fund as defined in the 1940 Act due to employment with an affiliate of AEGON/Transamerica Fund Advisers, Inc.

                      AEGON/TRANSAMERICA SERIES FUND, INC.
               OFFICE OF THE AEGON/TRANSAMERICA SERIES FUND, INC.
                              570 Carillon Parkway
                            St. Petersburg, FL 33716
                                 1-800-851-9777

       INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS:                                  CUSTODIAN:
               PricewaterhouseCoopers LLP                               Investors Bank & Trust Company
                 101 East Kennedy Blvd.                                      200 Clarendon Street
                       Suite 1500                                                 16th Floor
                    Tampa, FL 33602                                            Boston, MA 02116

                              INVESTMENT ADVISER:

                     AEGON/Transamerica Fund Advisers, Inc.
                              570 Carillon Parkway
                            St. Petersburg, FL 33716

                                 SUB-ADVISERS:

American Century Investment Management, Inc.                                 Banc One Investment Advisors Corporation
4500 Main Street                                                                       1111 Polaris Parkway, Suite 2B
Kansas City, MO 64111                                                                              Columbus, OH 43240

BlackRock Advisers, Inc.                                                               Capital Guardian Trust Company
100 Bellevue Parkway                                                                                  333 Hope Street
Wilmington, DE 19809                                                                            Los Angeles, CA 90071

Clarion CRA Securities, L.P.                                                           Third Avenue Management L.L.C.
259 North Radnor-Chester Road, Suite 205                                                  767 Third Avenue, 5th Floor
Radnor, PA 19087                                                                              New York, NY 10017-2023

Federated Investment Counseling                                                           Fred Alger Management, Inc.
1001 Liberty Avenue                                                                  30 Montgomery Street, 11th Floor
Pittsburgh, PA 15222-3779                                                                       Jersey City, NJ 07302

Gabelli Asset Management Company                                                     GE Asset Management Incorporated
One Corporate Center                                                                               3003 Summer Street
Rye, NY 10580-1434                                                                                 Stamford, CT 06905

Great Companies, L.L.C.                                                       J.P. Morgan Investment Management, Inc.
8550 Ulmerton Road                                                                                   522 Fifth Avenue
Largo, FL 33771                                                                                    New York, NY 10036

Janus Capital Management, LLC                                                                Jennison Associates, LLC
100 Fillmore Street                                                                              466 Lexington Avenue
Denver, CO 80206                                                                                   New York, NY 10017

Luther King Capital Management Corporation                                            Marsico Capital Management, LLC
301 Commerce Street, Suite 1600                                                          1200 17th Street, Suite 1300
Fort Worth, TX 76102                                                                                 Denver, CO 80202

Massachusetts Financial Services Company                                                    Munder Capital Management
500 Boylston Street                                                                      480 Pierce Street, Suite 300
Boston, MA 02116                                                                                 Birmingham, MI 48009

NWQ Investment Management Company, Inc.                                     Pacific Investment Management Company LLC
2049 Century Park East, 4th Floor                                                 840 Newport Center Drive, Suite 300
Los Angeles, CA 90067                                                                         Newport Beach, CA 92660

Pilgrim Baxter & Associates, Ltd.                                             Salomon Brothers Asset Management, Inc.
1400 Liberty Ridge Drive                                                              388 Greenwich Street, 8th Floor
Wayne, PA 19087                                                                                    New York, NY 10013

T. Rowe Price Associates, Inc.                                                                The Dreyfus Corporation
100 E. Pratt Street                                                                                   200 Park Avenue
Baltimore, MD 21202                                                                                New York, NY 10166

Transamerica Investment Management, LLC                                             Van Kampen Asset Management, Inc.
1150 S. Olive Street, Suite 2700                                                                   One Parkview Plaza
Los Angeles, CA 90015                                                                      Oakbrook Terrace, IL 60181

Morgan Stanley Investment Management Inc.                                    Union Planters Investment Advisers, Inc.
1221 Avenue of the Americas                                                                     1 South Church Street
New York, NY 10020                                                                                          Suite 500
                                                                                                 Belleville, IL 62220

Value Line, Inc.
220 E. 42nd Street
New York, NY 10017-5891